UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

ARC WIRELESS SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $.0005 par value per share, of ARC Wireless Solutions Inc.

(2)	Aggregate number of securities to which transaction applies:

The aggregate number of securities and other acquisition consideration related to the proposed transaction consists of (i) 7,857,898 shares of Registrant’s common stock to be issued in exchange for 100% of the issued and outstanding membership interest of Quadrant Metals Technologies, LLC (equal to 4,029,691 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); (ii) 112,648 shares of Registrant’s common stock to be issued to Carret P.T., LP (equal to 57,768 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split) at a purchase price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (iii) a convertible note, which may be converted into common stock if the equity value of ARC is more than $176 million and the aggregate common stock issued upon conversion is less than 10% of the common stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of Registrant’s common stock (approximately 629,229 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split).

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the registration fee, the underlying value of the transactions has been calculated as the sum of total acquisition consideration, consisting of (A) 7,857,898 shares of Registrant’s common stock (equal to 4,029,691 shares of Registrant’s common stock after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), multiplied by the average of the high and low prices reported in the consolidated reporting system as of the close of business on April 9, 2012; (B) $25,400,000 in cash to Precision Castparts Corp. (“PCC”); and (C) $17,600,000 issued in the form of a convertible note issued to PCC; and (D) $450,594, representing the sale of 112,648 shares of the Registrant’s Common Stock to Carret P.T., LP (equal to 57,768 shares of Registrant’s common stock giving effect to the proposed 1:1.95 reverse stock split) at a purchase price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), multiplied by the average of the high and low prices reported in the consolidated reporting system as of the close of business on April 9, 2012. In accordance with Section 14(g)(1)(A) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001146 by the sum of the preceding sentences.

(4)	Proposed maximum aggregate value of the transaction:

$67,810,078

(5)	Total fee paid:

$7,771.03

☒	Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration No.:
(3)	Filing Party:
(4)	Date Filed:

ARC WIRELESS SOLUTIONS, INC.

6330 North Washington Street, Unit #13

Denver, Colorado 80216-1146

(303) 467-5236

July 16, 2012

To the Shareholders of ARC Wireless Solutions Inc.:

You are invited to attend the Annual Meeting of Stockholders of ARC Wireless Solutions, Inc. (referred to herein as “ARC” or the “Company”) to be held on August 7, 2012, commencing at 10:00 AM (Eastern Daylight Time) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, New York 10019 (the “Annual Meeting”) for the following purposes:

1.	To elect a Board of Directors consisting of six directors;

2.	To (i) approve the acquisition of Quadrant Metals Technologies, LLC (the “QMT Acquisition”) and the issuance of 7,857,898 shares of Company common stock, par value $.0005 per share (the “Common Stock”) in consideration for the QMT Acquisition (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) approve the sale of 112,648 shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”);

3.	To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and a Hungarian special purpose acquisition company formed to acquire the Hungarian assets associated with AFTI that are currently owned by AFT Europa KFT (the “AFTE SPV” and collectively referred to together with AFTI as “AFT” and the AFTI and AFTE SPV acquisitions collectively thereto, the “AFT Acquisition” and together with the QMT Acquisition, the “Acquisitions”), and to approve the contingent issuance of shares of ARC Common Stock underlying a convertible note to be issued by ARC, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition;

4.	To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a reverse stock split of ARC’s Common Stock at an exchange ratio of 1-for-1.95 shares (the “Reverse Stock Split”);

5.	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.;

6.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012;

7.	To authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above; and

8.	To transact any other business that properly may come before the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT TO THE COMPLETION OF THE ACQUISITIONS AND THE OTHER PROPOSED ACTIONS. We will not be able to complete the Acquisitions unless a majority of all issued and outstanding shares of ARC Common Stock on the record date are present in person or by proxy at the Annual Meeting. Only the shareholders of record as shown on the transfer books at the close of business on July 17, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Shareholders should be aware that there are material conflicts of interest of certain directors of ARC, the executive officers of ARC and ARC’s controlling shareholder, and their respective affiliates, in connection with the QMT Acquisition, the Securities Sale and related matters (See “INFORMATION ABOUT THE QMT ACQUISITION - Conflicts of Interest”).

After careful consideration, the ARC Board of Directors has unanimously determined that the QMT Acquisition, the Securities Sale, the AFT Acquisition and the other proposed actions are advisable and fair to, and in the best interests of, ARC stockholders and unanimously recommends that you vote:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND CONTINGENT ISSUANCE OF SHARES UNDER THE TERMS OF THE AFT CONVERTIBLE NOTE;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO AUTHORIZE THE NAME CHANGE;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS TO THE SHAREHOLDERS AS SET FORTH ABOVE.

Whether or not you expect to attend the ARC Annual Meeting in person, please authorize a proxy to vote your shares as promptly as possible by signing all proxy cards that you receive and returning them in the pre-addressed envelopes provided, so that your shares may be represented and voted at the ARC Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction form furnished by the record holder.

Thank you for your continued support and your consideration of these matters.

Theodore Deinard
Interim Chief Executive Officer
July 16, 2012

ARC WIRELESS SOLUTIONS, INC.

6330 North Washington Street, Unit #13

Denver, Colorado 80216-1146

(303) 467-5236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held August 7, 2012

10:00AM Eastern Daylight Time

To the Shareholders of ARC Wireless Solutions Inc.:

The Annual Meeting of the shareholders of ARC Wireless Solutions, Inc. (referred to herein as “ARC” or the “Company”) will be held on August 7, 2012 at 10:00 AM (Eastern Daylight Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 for the following purposes:

1.	To elect a Board of Directors consisting of six directors;

2.	To (i) approve the acquisition of Quadrant Metals Technologies, LLC (the “QMT Acquisition”) and the issuance of 7,857,898 shares of Company common stock, par value $.0005 per share (the “Common Stock”) in consideration for the QMT Acquisition (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 reverse stock split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) approve the sale of 112,648 shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”);

3.	To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and a Hungarian special purpose acquisition company (the “AFTE SPV” and collectively referred to together with AFTI as “AFT”) holding the Hungarian assets associated with AFTI which are currently owned by AFT Europa KFT (“AFTE” and the AFTI and AFTE SPV acquisitions collectively thereto, the “AFT Acquisition” and together with the QMT Acquisition, the “Acquisitions”), and to approve the contingent issuance of shares of ARC Common Stock underlying a convertible note to be issued by ARC, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition;

4.	To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a reverse stock split of ARC’s Common Stock at an exchange ratio of 1-for-1.95 shares (the “Reverse Stock Split”);

5.	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.;

6.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012;

7.	To authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above; and

8.	To transact any other business that properly may come before the Annual Meeting.

Only the shareholders of record as shown on the transfer books at the close of business on July 17, 2012 are entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). We anticipate that the notice will be mailed to shareholders on or about July 18, 2012.

Shareholders should be aware that there a number of material conflicts of interest of certain directors of ARC, the executive officers of ARC and ARC’s controlling shareholder in connection with the QMT Acquisition, the Securities Sale and related matters (See “INFORMATION ABOUT THE QMT ACQUISITION - Conflicts of Interest”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND AUTHORIZATION FOR THE CONTINGENT ISSUANCES OF ARC COMMON STOCK UNDERLYING THE AFT CONVERTIBLE NOTE;

•	“FOR” THE 1-FOR-1.95 SHARES REVERSE STOCK SPLIT AND RELATED AMENDMENT AND RETATEMENT OF THE ARTICLES OF INCORPORATION;

•	“FOR” THE NAME CHANGE OF THE COMPANY TO ARC GROUP WORLDWIDE, INC. AND RELATED AMENDMENT AND RETATEMENT OF THE ARTICLES OF INCORPORATION;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE AUTHORIZATION TO ADJOURN THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THE PROPOSALS SET FORTH ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 7, 2012:

This notice contains instructions on how you may also access and review our proxy materials on the Internet. This Proxy Statement and copies of the Annexes and a Form of Proxy are available on our website at www.arcwireless.net. Please note, however, that we have chosen to provide our shareholders with proxy materials by sending printed copies through the mail. This notice contains instructions on how you may vote your shares only by returning your proxy card through the mail or by fax. Voting of shares will not be available via an Internet website or by telephone. We anticipate that the proxy materials will be mailed to shareholders on or about July 18, 2012. If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages. You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146; Telephone: (303) 467-5236.

This Proxy Statement, ARC’s Annual Report and the Form of Proxy may be viewed, printed and downloaded from the Internet at www.arcwireless.net.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling (303) 467-5236 or requested via e-mail at investorrelations@antennas.com.

All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope. The person executing the proxy may revoke it by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by choosing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING

By Order of the Board of Directors:

Theodore Deinard
Interim Chief Executive Officer
July 16, 2012

QUESTIONS AND ANSWERS	1
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS	17
SUMMARY	18
THE ANNUAL MEETING	25
Date, Time and Place	25
Record Date; Shares Outstanding and Entitled to Vote	25
Common Stock Ownership of Directors and Executive Officers	26
How to Vote Your Shares	26
How to Change Your Vote	27
Counting Your Vote	27
Quorum and Required Votes	28
Abstentions and Broker “Non-Votes”	28
Solicitation of Proxies	29
Adjournment and Postponement	30
Recommendation of Our Board of Directors	30
RISK FACTORS	32
INFORMATION ON THE QMT ACQUISITION	50
Transaction Structure	50
Background to the Acquisition	51
Conflicts of Interest	58
Opinion of Our Financial Advisor	58
Information about QMT	68
QMT Acquisition Agreement and Related Agreements	77

INFORMATION ABOUT THE AFT ACQUISITION	78
AFT Transaction Structure	78
Background to the AFT Acquisition	78
Information about AFT	78
AFT Acquisition Agreements and Related Agreements	79

REASONS FOR THE PROPOSED ACQUISITIONS	80
REGULATORY APPROVALS	84

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF QMT	86
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AFT	97

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ARC	101

PROPOSAL NO. 1: ELECTION OF DIRECTORS	111
Proposal	111
Required Stockholder Vote and Recommendation of our Board of Directors	114
Information Regarding the Board of Directors and Executive Officers	115
Executive Compensation	120

PROPOSAL NO. 2: APPROVAL OF (I) THE ACQUISITION OF QUADRANT METALS TECHNOLOGIES, LLC AND THE ISSUANCE OF 7,857,898 SHARES OF COMPANY COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT); AND (II) APPROVAL OF THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR A CASH INVESTMENT OF $450,594.	127

i

Proposal	127
Required Shareholder Approval	127
Amount, Title & Description of Securities to be Issued	127
The QMT Acquisition Agreement and Related Agreements	128
Directors of the Company Following the QMT Acquisition	132
Interests of QMT Executive Officers and Directors in the Acquisition	132
Regulatory Approvals	134

PROPOSAL NO. 3: ACQUISITION OF AFT AUTHORIZATION AND AUTHORIZATION FOR THE CONTINGENT ISSUANCE OF SHARES OF ARC COMMON STOCK UNDERLYING THE AFT CONVERTIBLE.	134
Proposal	134
Required Stockholder Approval	134
AFT Amount, Title & Description of Securities Subject to Contingent Issuance	134
The AFT Acquisition Agreement and Related Agreements	135

PROPOSAL NO. 4: AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF A 1-FOR-1.95 SHARES REVERSE STOCK SPLIT.	141
Proposal	141
Required Stockholder Approval	141
Reasons for the Reverse Stock Split	141
Certain Effects of the Proposed Reverse Stock Split	141
Certain Federal Income Tax Consequences	143
Implementation of the Reverse Stock Split	144
Required Vote and Effective Time	144
Stock Certificates	144
Interests of Certain Persons in the Proposal	144
Fractional Shares	145
No Appraisal Rights	145

PROPOSAL NO. 5: AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY NAME TO “ARC GROUP WORLDWIDE, INC.”	146
Proposal	146
Required Stockholder Approval	146
Reasons for the Name Change	146

PROPOSAL NO. 6: RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012	147
Proposal	147
Required Vote	148
Recommendation of our Board of Directors	148

PROPOSAL NO. 7: AUTHORITY FOR ADJOURNMENT OF ANNUAL MEETING	149
Proposal	149
Required Stockholder Vote and Recommendation of our Board of Directors	149

ii

ARC Wireless Solutions, Inc. Financial Statements for the Three Month Period Ended March 31, 2012 (unaudited)
Condensed Consolidated Balance Sheets (unaudited)	155
Condensed Consolidated Statements of Operations (unaudited)	156
Condensed Consolidated Statements of Cash Flows (unaudited)	157
Notes to Condensed Consolidated Financial Statements (unaudited)	158

ARC Wireless Solutions, Inc. Financial Statements for the Years Ended December 31, 2011 and December 31, 2010
Consent of Independent Registered Public Accounting Firm	167
Report of Independent Registered Public Accounting Firm	168
Consolidated Balance Sheets (audited)	169
Consolidated Statements of Operations (audited)	170
Consolidated Statements of Changes in Stockholders’ Equity (audited)	171
Consolidated Statements of Cash Flows (audited)	172
Notes to Consolidated Financial Statements (audited)	173

Sensitivity Analysis of ARC Wireless Solutions, Inc. Shares Issued in Consideration for Acquisition of Quadrant Metal Technologies LLC	182

ARC Wireless Solutions, Inc. Pro Forma Condensed Combined Financial Information
Introduction to Unaudited Pro Forma Consolidated Financial Statements	183
Unaudited Pro Forma Consolidated Balance Sheet March 31, 2012	184
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended March 31, 2012	186
Notes to Unaudited Pro Forma Consolidated Financial Statements	187

Quadrant Metals Technologies LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	191
Consolidated Balance Sheets (unaudited)	192
Consolidated Statement of Income (unaudited)	193
Consolidated Statement of Members’ Equity (unaudited)	194
Consolidated Statement of Cash Flows (unaudited)	195
Notes to Financial Statements (unaudited)	196
Consolidating Balance Sheets (unaudited)	203
Consolidating Statements of Income (unaudited)	204
Consolidating Statements of Members’ Equity (unaudited)	205
Consolidating Statements of Cash Flows (unaudited)	206

Quadrant Metals Technologies LLC Financial Statements for the Year Ended June 30, 2011
Consent of Independent Registered Public Accounting Firm	208
Report of Independent Registered Public Accounting Firm	209
Consolidated Balance Sheets (audited)	210
Consolidated Statements of Income (audited)	211
Consolidated Statements of Changes in Members’ Equity (audited)	212
Consolidated Statements of Cash Flows (audited)	213
Notes to Financial Statements (audited)	214
Consolidating Balance Sheets (audited)	224
Consolidating Statements of Income (audited)	225
Consolidating Statements of Members’ Equity (audited)	226
Consolidating Statements of Cash Flows (audited)	227

FloMet LLC Reviewed Financial Statements for the Nine Months Ended March 31, 2012
Independent Accountants’ Review Report	229
Balance Sheets (unaudited)	230
Statement of Income (unaudited)	231
Statement of Members’ Equity (unaudited)	232
Statement of Cash Flows (unaudited)	233
Notes to Financial Statements (unaudited)	234

iii

FloMet LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	242
Report of Independent Registered Public Accounting Firm	243
Balance Sheets (audited)	244
Statements of Income (audited)	245
Statements of Changes in Members’ Equity (audited)	246
Statements of Cash Flows (audited)	247
Notes to Financial Statements (audited)	248

FloMet LLC Audited Financial Statements Years Ending June 30, 2010 and 2009
Consent of Independent Registered Public Accounting Firm	258
Report of Independent Registered Public Accounting Firm	259
Balance Sheets (audited)	260
Statements of Income (audited)	261
Statements of Changes in Members’ Equity (audited)	262
Statements of Cash Flows (audited)	263
Notes to Financial Statements (audited)	264

General Flange & Forge LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	273
Balance Sheets (unaudited)	274
Statement of Income (unaudited)	275
Statement of Members’ Equity (unaudited)	276
Statement of Cash Flows (unaudited)	277
Notes to Financial Statements (unaudited)	278

General Flange & Forge Corporation Reviewed Financial Statements for the Three Months Ending March 31, 2011 (unaudited)
Independent Accountants’ Review Report	284
Balance Sheets (unaudited)	285
Statement of Income (unaudited)	286
Statement of Owners’ Equity (unaudited)	287
Statement of Cash Flows (unaudited)	288
Notes to Financial Statements (unaudited)	289

General Flange & Forge Corporation Audited Financial Statements for the Year Ending December 31, 2010
Consent of Independent Registered Public Accounting Firm	293
Independent Auditors' Report	294
Balance Sheets (audited)	295
Statements of Income (audited)	296
Statements of Changes in Members’ Equity (audited)	297
Statements of Cash Flows (audited)	298
Notes to Financial Statements (audited)	299

Tekna Seal LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	303
Balance Sheets (unaudited)	304
Statement of Income (unaudited)	305
Statement of Members’ Equity (unaudited)	306
Statement of Cash Flows (unaudited)	307
Notes to Financial Statements (unaudited)	308

Tekna Seal LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	316
Report of Independent Registered Public Accounting Firm	317

iv

Balance Sheets (audited)	318
Statements of Income (audited)	319
Statements of Changes in Members’ Equity (audited)	320
Statements of Cash Flows (audited)	321
Notes to Financial Statements (audited)	322

Tubefit LLC Reviewed Financial Statements for the Period Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	329
Balance Sheets (unaudited)	330
Statement of Income (unaudited)	331
Statement of Members’ Equity (unaudited)	332
Statement of Cash Flows (unaudited)	333
Notes to Financial Statements (unaudited)	334

Quadrant Metals Technologies LLC Comparative Consolidated Financial Statements (unaudited) Years Ending June 30, 2011 and June 30, 2010
Comparative Financial Statement Presentation	339
Comparative Consolidated Balance Sheet (unaudited)	340
Comparative Consolidated Statement of Income (unaudited)	341
Comparative Consolidated Statement of Members’ Equity (unaudited)	342
Comparative Consolidated Statement of Cash Flows (unaudited)	343
Notes to Comparative Consolidated Financial Statements (unaudited)	344
Consolidating Balance Sheets	353
Consolidating Statements of Income (unaudited)	354
Consolidating Statements of Cash Flows (unaudited)	355
Consolidating Statement of Members’ Equity (unaudited)	356

Advanced Forming Technology Combined Financial Statements for the years ended April 1, 2012 and April 3, 2011
Consent of Independent Registered Public Accounting Firm	358
Report of Independent Registered Public Accounting Firm	360
Combined Balance Sheets (audited)	361
Combined Statements of Income (audited)	362
Combined Statements of Stockholders’ Equity (audited)	363
Combined Statements of Cash Flows (audited)	364
Notes to Financial Statements (audited)	365

v

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ARC	376
STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS	381
ABSENCE OF APPRAISAL RIGHTS	381
AVAILABILITY OF REPORTS ON FORM 10-K	381
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	381
WHERE YOU CAN FIND MORE INFORMATION	382
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	383

vi

ANNEXES

Annex A:	Amended and Restated Articles of Incorporation.
Annex B:	QMT Acquisition Agreement
Annex C:	AFT Acquisition Agreement
Annex D:	AFT Convertible Note
Annex E:	Aranca Letter to the Special Committee (April 6, 2012)
Annex F:	ARC Wireless Solutions, Inc. & Quadrant Metals Technologies LLC Fairness Opinion (April 6, 2012) issued by Aranca
Annex G:	ARC Advisory Agreement (January 21, 2009)
Annex H:	Quadrant Waiver
Annex I:	QMT Financial Advisory Agreement (October 28, 2011)
Annex J:	QMT Financial Advisory Agreement Amendment (April 6, 2012)
Annex K:	Quadrant ARC Letter Agreement
Annex L:	First Waiver to QMT Acquisition Agreement
Annex M:	First Amendment to AFT Purchase Agreement
Annex N:	Second Waiver to QMT Acquisition Agreement
Annex O:	Second Amendment to AFT Purchase Agreement

vii

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Annual Meeting, the issuance of the shares of Company Common Stock, par value $.0005 per share (the “Common Stock”) and the other transactions contemplated by the QMT Acquisition Agreement (as defined below), the AFT Acquisition Agreement (as defined below), and the Amended & Restated Articles of Incorporation, as well as other matters to be addressed at the Annual Meeting. These questions and answers may not address all questions that may be important to you as an ARC stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully. See “Where You Can Find More Information” beginning on page 379.

Except as otherwise noted:

•	References in this proxy statement to “ARC,” the “Company,” “we,” “us,” and ”our” refer to the business of ARC Wireless Solutions, Inc., and its subsidiaries;

•	References in this proxy statement to “QMT” refer to the company and the business of Quadrant Metals Technologies, LLC and its subsidiaries; and

•	References in this proxy statement to “AFT” refer collectively to the company and the business of Advance Forming Technology, Inc. (“AFTI”) and the special purpose acquisition company (the “AFTE SPV”) holding the Hungarian assets associated with AFTI which are currently owned by AFT Europa KFT (“AFTE”).

Q:	Why am I receiving these materials?

A:	We are sending you this proxy statement and the enclosed proxy card in connection with an Annual Meeting of our stockholders, which will take place on August 7, 2012, starting at 10:00 AM local time, at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	What special business will be submitted to a vote of the shareholders at the Annual Meeting?

A:	On April 6, 2012, we entered into the Membership Interest Purchase Agreement with Quadrant Management, Inc. (“Quadrant”), QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”). Pursuant to the terms of the QMT Acquisition Agreement, the sellers of QMT will receive an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), as the consideration in exchange for the transfer to ARC of 100% of all of the membership interests in QMT (the “QMT Acquisition”); and Carret P.T., LP will simultaneously purchase from ARC 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594.

In addition, on April 6, 2012, we entered into the AFT Acquisition Agreement with Precision Castparts Corp. (“PCC”) and AFT Europa KFT, in the form attached as Annex C to this proxy statement (such agreement, as subsequently amended, is referred to herein as the “AFT Acquisition Agreement”). The AFT Acquisition Agreement was amended as of June 25, 2012 and July 13, 2012 to extend the Terminability date for the closing of such agreement. Pursuant to the terms of the AFT Acquisition Agreement, we will receive 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC, of which a $25,400,000 will be paid in cash and $17,600,000 will be paid in the form of a convertible note in the form attached as Annex D to this proxy statement (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”; and, together with the QMT Acquisition, the “Acquisitions”). Under the terms of the convertible note, PCC may at any time prior to maturity (subject to certain restrictions) convert the Note into newly issued shares of our Common Stock at a conversion price equal to the 30-day average trading value per share of the Common Stock immediately preceding conversion, provided the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC. Assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). Accordingly, we will initially reserve such amount of shares for possible issuance to PCC under the terms of conversion of the AFT Convertible Note. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula as of the dates of exercise of conversion by PCC. The foregoing approximations of share issuances pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only and Proposal No. 3, if approved by the ARC Shareholders, will authorize ARC to issue any and all shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

In connection with the proposed QMT Acquisition and the AFT Acquisition we have determined that it would be in the best interests of the Company to effect the Reverse Stock Split at an exchange ratio of 1-for-1.95 shares and adopt the new name of “ARC Group Worldwide, Inc.” to reflect the expansion of our business operations. For that reason, we are asking our shareholders to approve the amendment and restatement of our Articles of Incorporation to cause the effectiveness of the Reverse Stock Split and adopt the new name. No other amendments are being proposed to change the prior version of the Amended and Restated Articles of Incorporation other than the name change.

Q:	Why is ARC acquiring QMT and AFT?

A:	A number of strategic advantages are expected from the proposed combination of ARC, QMT and AFT. We believe the acquisitions of QMT and AFT would complement our new specialty metals business strategy which, in addition to driving organic growth, includes pursuing value-creating acquisitions and adding complementary growth platforms to provide scale and revenue diversity. We consider QMT and AFT to be leading players in key markets with attractive synergies, business mix and strong technological capabilities that fit well with our business development criteria.

We believe that the acquisition of QMT and AFT would accelerate our new growth strategy and enable ARC to become a multi-platform business with a strong global footprint:

•	QMT’s FloMet LLC business (“FloMet”) would provide a metal injection molding technology platform;

•	QMT’s Tekna Seal LLC business (“Tekna Seal”) would provide a platform to produce hermetic seals and housings;

•	General Flange & Forge LLC (“GF&F”) would provide a platform to convert foreign-purchased alloy steel and stainless steel forging into domestic flanges;

•	TubeFit LLC (“TubeFit”) would provide a platform to distribute imported flanges and fittings; and

•	AFT would provide a platform to complement the FloMet metal injection molding technology platform.

We believe that the acquisitions of QMT and AFT will improve our business profile by providing meaningful recurring revenue streams as well as considerable exposure to emerging markets, allowing the combined company to benefit from anticipated growth with prospective short-term and long-term diversified business cycles. We also believe that, following the Acquisitions, there will be significant opportunities to apply our established management techniques to improve margin and return on invested capital. The Acquisitions are expected to provide a platform for additional acquisitions in the special metals markets. The Acquisitions are also expected to deliver accretive earnings and to return enhanced value on invested capital within three to five years.

Some of the more significant synergies among ARC, QMT and AFT include the following:

•	The broad array of technical expertise (materials, processes, technical talent) will allow for sharing and transfer of best practices and technical advancements among the companies;
•	The combination of the businesses is anticipated to create economic efficiencies for significant supplier and vendor negotiation advantages among the businesses, thereby providing potential for significant cost savings and the opportunity for overall margin enhancement going forward;
•	Economies of scale through a larger organization are also expected to facilitate better per-unit pricing on insurance, employee benefits and similar efficiencies;
•	Larger scale revenues and balance sheet assets are anticipated to provide the basis to negotiate better credit terms with suppliers;
•	The presence of AFT in Hungary is expected to provide low cost country manufacturing for distribution in Europe and to emerging markets to supplement the U.S. operations;
•	We intend to explore using ARC’s existing relationships and supply chain in China for future production of QMT and AFT products; and
•	Larger scale revenues to support mainly fixed costs are expected to provide greater cost efficiencies for the Company and its shareholders, including, without limitation, with respect to Nasdaq fees, legal compliance costs, audit fees, transfer agent fees, filing fees, annual meeting costs, investor relations costs, board of directors compensation and similar annual expenditures.

We also believe that following the QMT and AFT Acquisitions there will be significant opportunities to apply our established management techniques to improve margin and return on invested capital. The Acquisitions are expected to provide a platform for additional acquisitions. The Acquisitions are also expected to deliver accretive earnings and to return enhanced value on invested capital within three to five years.

In addition, the Company intends to continue to continue to design and develop hardware, including antennas, radios, and related accessories, used in broadband and other wireless networks. We supply our antenna products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value added resellers and other original equipment manufacturers.

Both the QMT and AFT companies have strong operating platforms and are expected to provide ARC with significant scale and revenue diversity. Company management believes that the combination and synergies of the companies will provide a strong foundation for ARC to become a leading diversified manufacturing company.

Q:	Is ARC entering into Financing Arrangements in Connection with the Acquisitions?

A:	Yes, QMT and TD Bank, N.A. (“TD Bank”) have agreed to term sheet, dated June 21, 2012, providing for a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an additional $18,000,000 with terms ranging from 6 months to ten years (the “Financing Arrangement”), provided, however, the total credit exposure permitted under the Financing Arrangement shall not exceed $25,000,000. The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment. All facilities under the Financing Arrangement shall bear interest at a per annum rate equal to a margin between 250 to 300 basis points over the one month London Interbank Offered Rate (LIBOR) and ARC and its subsidiaries will be subject to customary financial covenants. ARC, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of this financing arrangement. We will use the proceeds from the financing arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition.

The loans will be made for the following purposes and in the following amounts:

The revolving line of credit of up to $10,000,000 to support domestic accounts receivable and inventory advances. The term of this loan shall be three (3) years from the date of closing.

Term Loan A of up to $3,612,000 will be used to finance domestic machinery and equipment. The term of Loan A shall be five (5) years from the date of closing, not to exceed the average useful life of collateralized equipment.

Term Loan B of up to $5,470,000 will be used to finance QMT and AFT’s operating facilities in Longmont, CO and DeLand, FL. The term of Loan B shall be ten (10) years from the date of closing, with a five (5) year call option for early termination of the Term Loan B.

Term Loan C will consist of bridge loans in the amount of $6,900,000 and $2,048,000 to finance a portion of Borrower’s acquisition of AFT. Term Loan C will be reduced as needed to prevent the total amount of all facilities from exceeding $25,000,000. These bridge loans will have terms of thirty (30) months from the date of closing and six (6) months from the date of closing.

All of the loans shall have an up front commitment fee of 50 basis points, except for the bridge loan in the amount of up to $2,048,000, which will have an up front commitment fee of 25 basis points. QMT will pay and/or reimburse TD Bank for all of reasonable fees, costs, expenses and disbursements incurred by TD Bank in connection with the Financing Arrangement.

TD Bank shall have a first priority perfected security interest in all personalty of QMT, AFT, and any and all existing or newly acquired subsidiary companies. TD Bank shall also have first priority mortgages securing AFT real property and first priority leasehold mortgages on the FloMet property.

Q:	What will the accounting treatment of the QMT Acquisition be?

A:	The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Q:	Do any controlling shareholders, executive officers or directors of ARC have interests in the transactions contemplated by the acquisition agreements that may be different from, or in addition to, those of other shareholders of ARC?

A:	Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Specifically, Brean Murray controls 100% of the ownership interests of Quadrant as well as, via certain wholly-owned intermediaries, 36.4% of the shares of ARC. Please see the chart set forth below for a detailed description of the relationships, both currently prior to giving effect to the proposed ARC acquisitions of QMT and AFT, as well as the proforma chart giving effect to the ARC acquisitions of QMT and AFT as well as the ancillary transactions discussed herein, between and among Brean Murray, Quadrant, ARC, QMT and other entities, including the proposed name change of ARC.

Current

Brean Murray Carret Group Inc.
100%
100%
Carret Holdings Inc.
Quadrant Management Inc.
100%
100%
100%
Brean Murray Carret Inc.
QMP Holdings Corp.
QTS Holdings Corp.
74%
Quadrant Metals Technologies LLC
26%
Clayton Schoemer Marten
.1% GP
99.9% LP
Carret P.T. LP
95.6%
90.0%
90.0%
93.8%
FloMet LLC
General Flange & Forge LLC
Tubefit LLC
Tekna Seal LLC
Other public shareholders
36.4%
63.6%
ARC Wireless Solutions Inc.

Pro-forma

Brean Murray Carret Group Inc.
100%
100%
Carret Holdings Inc.
Quadrant Management Inc.
100%
100%
100%
Brean Murray Carret Inc.
QMP Holdings Corp.
QTS Holdings Corp.
.1% GP
99.9% LP
Carret P.T. LP
Clayton Schoemer Marten
Other shareholders
11.2%
52.5%
17.8%
ARC Group Worldwide, Inc.
18.5%
100%
100%
100%
ARC Wireless Inc. (and associated subsidiaries)
Advanced Forming Technology, Inc. (including Hungarian operations)
Quadrant Metals Technologies LLC
95.6%
90.0%
90.0%
93.8%
FloMet LLC
General Flange & Forge LLC
Tubefit LLC
Tekna Seal LLC

In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, the Company’s Chairman, has been a Managing Director at Quadrant since 2005, where he is responsible for making investments in US and emerging market companies, and where he frequently serves in active management- or director-level roles.  Mr. Theodore Deinard, ARC’s Interim CEO and a director of the Company, is a Managing Director of Quadrant.  Ms. Keerat Kaur is a Vice President of Quadrant and the Corporate Secretary of ARC. Mr. Deinard is also related by marriage to an officer of Quadrant. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT and receive fees for such services. Messrs. Young and Deinard have recused themselves from all deliberations and voting of the Board in respect of the QMT acquisition matters. Mr. Young, Mr. Deinard and Ms. Kaur do not directly own any shares of ARC in their own respective names and are not deemed to beneficially own Company shares through any entities other than Brean Murray or Quadrant. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray. Mr. Viktor Nemeth, a director of ARC, is the brother-in-law of Mr. Alan Quasha who serves as the Co-Chairman of Brean Murray and the President of Quadrant Management, Inc.

Pursuant to the original terms of the ARC Advisory Agreement entered into on January 21, 2009, attached as Annex G this proxy statement (the “ARC Advisory Agreement”), Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to this proxy statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000. Payment of the fee by ARC is contingent on closing of the QMT Acquisition and the AFT Acquisition.

 In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement, attached as Annex I to this proxy statement (the “QMT Financial Advisory Agreement”), whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013 in accordance with the QMT Financial Advisory Agreement Amendment attached as Annex J to this proxy statement.

Q:	Why did the ARC Board of Directors form a Special Committee?

A:	Due to the affiliate relationships and conflicts of interest described above, the Board of Directors of ARC appointed a special committee consisting of two disinterested ARC directors (the “Special Committee”), formed to represent the interests of the disinterested shareholders of ARC. The Special Committee was given broad authority to evaluate the Company’s strategic and financial alternatives, including the QMT transaction. The Special Committee was supported by its own independent special legal counsel and financial advisors. The disinterested directors serving on the Special Committee are Jonathan Bernstein and Lynn Wunderman. Subsequent to the date of formation of the Special Committee in January 2012, Mr. Jerrold Abrahams was appointed as an additional independent director to the Board of ARC but he did not join the Special Committee.

Q:	What is the role of the Special Committee?

A:	The Special Committee has been granted a broad mandate of authority to independently critically review, negotiate at arm’s length, and accept or reject the QMT Acquisition and the Securities Sale, as well as to explore alternatives. The Special Committee has been charged with assuring that all relevant facts relating to the QMT Acquisition and the Securities Sale, including any relationships, conflicts, available projections, and financials and relevant history, are disclosed to the disinterested shareholders so that the shareholders can make an informed decision about whether to approve the QMT Acquisition and the Securities Sale. The “disinterested shareholders” are shareholders of the Company who do not have any direct or indirect familial, financial, professional, or employment relationship with the Company, QMT or AFT, or any of their respective subsidiaries or affiliates.

The Special Committee met separately on numerous occasions and was separately represented by independent financial and legal advisors. The Special Committee negotiated all terms and conditions pertaining to the QMT Acquisition and the Securities Sale to the same and full extent as if the parties were at arms-length. Following assessment of the Company’s alternatives and evaluation and extensive negotiation by the Special Committee of all terms and conditions of the QMT Acquisition Agreement and related agreements, the Special Committee recommended the approval of the proposed QMT Acquisition and the Securities Sale to the full ARC board of directors, having determined that the terms of the QMT Acquisition and the Securities Sale as negotiated are fair to the disinterested shareholders of ARC and in ARC’s best interest. Following the recommendation of the Special Committee, the QMT Acquisition and the Securities Sale were approved by our entire Board of Directors.

The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be deemed to be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Since Brean Murray will constitute part of the quorum at the Annual Meeting, Brean Murray will vote on Proposal No. 2 in order to ensure compliance with the express terms of the Company’s Articles of Incorporation in connection with the approval of the QMT Acquisition and the Securities Sale. Notwithstanding, the QMT Acquisition and the Securities Sale will be deemed approved only if a majority of the disinterested shareholders voting on the proposal vote in favor of the QMT Acquisition and the Securities Sale. Accordingly, only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

None of the officers, directors or shareholders of ARC have any ownership interest in AFT or any other relationship which could cause a conflict of interest with respect to the acquisition of AFT. Neither Quadrant nor any persons affiliated with QMT have any relationships that would cause a conflict of interest with respect to the AFT acquisition.

Q:	What is the amendment to ARC’s Amended and Restated Articles of Incorporation?

A:	If the shareholders approve the 1:1.95 shares Reverse Stock Split and the corporate name change, we will following the closing of the transactions contemplated by the Acquisitions file with the Secretary of State of the State of Utah an Amended and Restated Articles of Incorporation, in the form attached as Annex A to this proxy statement, which upon effectiveness will only cause the effectiveness of the Reverse Stock Split and change the name of the Company from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” No other changes or modifications will be made to the Amended and Restated Articles of Incorporation.

Q:	What agreements has ARC entered into, or is ARC entering into, in connection with the transactions contemplated for the acquisition of QMT and AFT?

A:	We have entered into the QMT Acquisition Agreement with the owners of QMT and Carret P.T., LP, pursuant to which we will acquire 100% of the issued and outstanding membership interests of QMT in exchange for the issuance of an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and Carret P.T., LP will simultaneously purchase 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594

We have entered into the AFT Acquisition Agreement. Pursuant to the terms of the AFT Acquisition Agreement, we will acquire 100% ownership of AFT and the AFTE SPV in consideration for the payment to PCC of $25,400,000 in cash and $17,600,000 in the form of the Convertible Note. Under the terms of the AFT Acquisition Agreement and ancillary agreements thereto, we will acquire all of the real property of AFT and the AFTE SPV, other than the real estate related to the Thixoforming Division of AFT, and we will also employ the AFT and AFTE Hungarian employees. Under the AFT Acquisition Agreement, we will issue the AFT Convertible Note which will be convertible into shares of ARC Common Stock at any time prior to maturity of the AFT Convertible Note (subject to certain restrictions).

QMT has received a term sheet, dated June 21, 2012, from TD Bank and ARC has agreed to be guarantor of the Financing Arrangement. The TD Bank Financing Arrangement includes a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an estimated $18,000,000 with terms ranging from 6 months to ten years, provided, however, the total credit exposure allocated to the Financing Arrangement at closing shall not exceed 25,000,000.

In connection with the Acquisitions, Quadrant and ARC have agreed to the terms of the Quadrant Waiver which grants waivers of certain economic rights under the ARC Advisory Agreement previously entered into with ARC, and pursuant to which Quadrant has relinquished the automatic renewal provisions to that agreement. Quadrant also agreed to an amendment to the QMT Letter Agreement pursuant to which that agreement will terminate early on December 31, 2013.

Q:	What am I being asked to vote on?

A:	You are being asked by the Board of Directors of ARC to consider and vote on the following matters:

•	The election of the six nominees for directors whose names are set forth on the Proxy Card; referred to in this proxy statement as Proposal No. 1;

•	The approval of: (i) the QMT Acquisition and the issuance of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) the sale and issuance of 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594; collectively referred to in this proxy statement as Proposal No. 2;

•	The approval of the AFT acquisition and the contingent issuance of shares of Common Stock underlying a convertible note to be issued by the Company in partial consideration for the AFT Acquisition, to PCC in accordance with the terms of the AFT Acquisition Agreement and the AFT Convertible Note, referred to in this proxy statement as Proposal No. 3;

•	The approval of the Amended and Restated Articles of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-1.95 shares of Company Common Stock, referred to in this proxy statement as Proposal No. 4;

•	The approval of the Amended and Restated Articles of Incorporation to change the name of the Company to “ARC Group Worldwide, Inc.”, referred to in this proxy statement as Proposal No. 5;

•	The ratification of the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012, referred to in this proxy statement as Proposal No. 6; and

•	The adjournment or postponement of the Annual Meeting to a later date or time, if necessary, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to approve the other proposals, referred to in this proxy statement as Proposal No. 7.

Q:	Why is ARC seeking shareholder approval of the Acquisitions and issuance of the shares of Common Stock as described in Proposal Nos. 2 and 3?

A:	Our Common Stock is listed on the Nasdaq Capital Market (“NASDAQ”) and we are therefore subject to the listing rules and requirements of NASDAQ. These rules, which apply to the proposed issuance of the shares of Common Stock, require shareholder approval for an issuance of Common Stock, or securities convertible into Common Stock, in a transaction or series of related transactions equal to or greater than 20% of our Common Stock outstanding before the issuance of the additional securities. The NASDAQ Rules also require shareholder approval if any of ARC’s directors, officers or shareholders with more than 5% ownership, directly or indirectly have an interest in the company or assets to be acquired and the present issuance of Common Stock could result in an increase in outstanding Common Stock or voting power of ARC of more than 5%. The shares of Common Stock to be issued represent greater than 20% of our outstanding Common Stock. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Therefore, under the NASDAQ Rules, shareholder approval is required for the issuance of the shares of Company Common Stock pursuant to the proposed terms of the QMT Acquisition, the Securities Sale as well as the contingent issuance of shares of Company Common Stock in the event of conversion of the convertible note to be issued pursuant to the proposed terms of the AFT Acquisition.

In addition, under the Utah Revised Business Corporations Act (the “URBCA”), the QMT Acquisition and the Securities Sale constitute conflicting interest transactions. Conflicting interest transactions may not be enjoined, be set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, solely because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if certain procedures are undertaken by the corporation. ARC is submitting the QMT Acquisition to the separate vote of the disinterested shares as part of the procedures undertaken by ARC responsive to the URBCA.

Under Section 16-10a-853 of the Utah Revised Business Corporation Act, a transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by any shareholder or by or in the right of the corporation, solely because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if the transaction has been approved by a majority of the votes entitled to be cast by disinterested shareholders present in person or by proxy at a meeting properly called for such purpose. As such, if the QMT Acquisition is approved by a majority of disinterested shareholders present and voting at the Annual Meeting in person or by proxy, the shareholders of the Company would thereafter have no basis for further claims under state law in such regard.  Shareholders would not be foreclosed, however, from seeking recourse on the basis of other legal doctrines or laws.

Q:	What quorum and vote is required in connection with each of the proposals?

A:	A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Except for abstentions in connection with Proposal No. 2, discussed in further detail below, abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of six directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The QMT Acquisition and the Securities Sale are subject to (i) a majority of all outstanding shares being present for purposes of quorum; and (ii) a majority of all disinterested shares present and voting, in person or by proxy, at the Annual Meeting, voting “For” Proposal No. 2. Only for purposes of Proposal No. 2, shares voted as “abstaining” will have the same effect as voting “against” the QMT Acquisition. Broker non-votes will not be counted as voting “for”, “against” or “abstaining” from Proposal No. 2. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 3, 4, 5, 6 and 7.

Abstentions will not be counted for purposes of determining the outcome of Proposals Nos. 1, 3, 4, 5, 6 or 7. Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Q:	What happens if only one (but not both) of Proposal No. 2 or Proposal No. 3 is approved by ARC’s shareholders at the Annual Meeting or adjournment thereof?

A:	If only one of Proposal No. 2 or Proposal No. 3 is approved, but not both, we will endeavor to proceed with the transaction which has been approved by the shareholders.

The closings of the QMT Acquisition and the Securities Sale are conditioned upon ARC obtaining consent of a majority of the disinterested shares which are present and voting on Proposal No. 2 at the Annual Meeting.

The closing of the QMT Acquisition is a condition to closing the AFT Acquisition only on the part of PCC as the seller of AFT. In the event that the QMT Acquisition is not approved by a majority of the disinterested shares voting on Proposal No. 2 at the Annual Meeting, PCC may in reliance on the closing condition decide not to proceed with the AFT Acquisition or, alternatively, PCC may at its sole discretion waive the condition and require ARC to proceed with the closing of the AFT Acquisition.

Q:	Am I being asked to vote to approve the QMT Acquisition and AFT Acquisition?

A:	Yes. The NASDAQ Rules require that the QMT Acquisition, the Securities Sale and the AFT Acquisition transactions be submitted to the vote of shareholders because the issuances of securities may result in more than 20% of new Company securities to be issued at or following the closing of the transactions, and also because Brean Murray and its affiliates, as a substantial shareholder, could increase control over the Company.

In addition, under the URBCA, the QMT Acquisition and the Securities Sale constitute conflicting interest transactions and we are therefore submitting the QMT Acquisition to the separate vote of the disinterested shareholders as part of the procedures undertaken by ARC responsive to the URBCA.

Q:	Are there any risks in undertaking (or not undertaking) the transactions contemplated by the respective acquisition agreements and ancillary agreements?

A:	Yes. In evaluating the proposed QMT Acquisition, the Securities Sale and the AFT Acquisition, and the issuances of securities related transaction agreements, as well as the proposed Reverse Stock Split and the other matters submitted for vote of the shareholders, you should carefully consider the risks and other factors discussed in the section of this proxy statement entitled “Risk Factors” beginning on page 32.

Q:	What are the conditions to completing the Acquisitions?

A:	The QMT Acquisition Agreement contains conditions to each party’s closing obligations, and includes the express condition that we receive approval from a majority of those disinterested shareholders present and voting at a meeting of shareholders called prior to the closing of the QMT Acquisition. The QMT Acquisition Agreement also contains a condition that if ARC is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations such that ARC’s Common Stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

The AFT Acquisition Agreement contains a provision that we will close the QMT acquisition at the same time as, or prior to, the AFT closing, which may be waived by PCC. In addition, since the shares of our Common Stock will be issued as consideration in connection with the acquisitions above the thresholds required for shareholder approval under the NASDAQ Rules, approval by the ARC shareholders of the matters set out in each of Proposal No. 2 and Proposal No. 3 by the holders of ARC Common Stock is required for us to complete the Acquisitions.

In addition to the closing conditions above, the QMT Acquisition Agreement and the AFT Acquisition Agreement and the related transaction agreements each contain additional customary closing conditions.

Q:	How will my vote affect the composition of ARC’s Board of Directors?

A:	We do not plan on making any changes to the composition of the ARC Board of Directors in connection with the Acquisitions. However, if the Acquisitions are approved by the ARC shareholders, Brean Murray and its affiliates will thereafter have majority voting control of all matters submitted to the vote of shareholders. As a result, ARC would be a “controlled company” as defined under the NASDAQ Rules The status of being a “controlled company” would exempt ARC from being required to comply with the following Nasdaq requirements: (a) have a majority of independent directors; (b) have independent director oversight over executive officer compensation; or (c) have independent director oversight over director nominations.

Q:	How does ARC’s Board of Directors recommend that I vote on each of the proposals?

A:	Our Board of Directors unanimously recommends that you vote:

•	“FOR” each of the six nominees for director whose names are set forth on the proxy card;

•	“FOR” the approval of (i) the QMT Acquisition and the issuance of 7,857,898 shares of newly-issued shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for the acquisition of QMT; and (ii) sale and issuance of 112,648 shares of Company Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) to Carret P.T., LP at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment of $450,594;

•	“FOR” the approval of the AFT Acquisition and the contingent issuance of shares of Company Common Stock underlying the AFT Convertible Note to be issued by the Company;

•	“FOR” the Amendment and Restatement of the Company’s Articles of Incorporation to effect the Reverse Stock Split with the ratio of 1-for-1.95 shares of Common Stock;

•	“FOR” the Amendment and Restatement of the Company’s Articles of Incorporation to change the name of the Company;

•	“FOR” the ratification of the selection of Hein & Associates LLP as our independent certified accountants for the year ending December 31, 2012; and

•	“FOR” the proposal to authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals set forth above.

Q:	What happens if I do not vote?

A:	The presence in person or by proxy of a majority of the outstanding shares of our Common Stock entitled to vote is required for us to ascertain a quorum and convene our Annual Meeting. If you do not vote, we may not be able to obtain a quorum to properly conduct the Annual Meeting. If you do not wish to vote, we request that you return your proxy indicating that you consent to being present for purposes of obtaining the quorum. In this manner, we will be able to conduct the Annual Meeting even if you do not vote your shares on any of the proposals submitted to the vote of the shareholders.

Q:	What happens if I abstain?

A:	If you execute and return your proxy card or submit a proxy by fax and vote “ABSTAIN” or if you vote “ABSTAIN” at the Annual Meeting, your shares will be counted only for purposes of determining the presence of a quorum. However, if you abstain on Proposal No. 2, your abstention will also have the effect of voting “against” Proposal No. 2. If the QMT Acquisition is not approved by the ARC shareholders then a condition to PCC’s obligation to close the AFT Acquisition would not be satisfied and PCC may elect to terminate the AFT Acquisition Agreement. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will not be considered to be abstentions unless explicitly marked “abstain” and will otherwise only be present at the Annual Meeting for purposes of ascertaining a quorum.

Section 8 of Article II of the Company Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Election of directors is determined by plurality voting and therefore abstentions will not have an effect on the outcome of the election of directors. Other than the effects of abstention on Proposal No. 2, abstentions will not have an effect on the outcome of voting on any other matters submitted to the vote of the shareholders.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. After carefully reading and considering the information contained in this proxy statement, if you are the shareholder of record, please submit your proxy via the Internet in accordance with the instructions set forth in the enclosed proxy card, or fill out, sign and date the proxy card, and then mail your signed proxy card in the enclosed prepaid envelope as soon as possible so that your shares may be voted at the Annual Meeting.

Beneficial Ownership—If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card with this proxy statement for you to use in directing such institution regarding how to vote the shares you beneficially own.

See “The Annual Meeting—How to Vote Your Shares” beginning on page 26.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote a client’s unvoted shares on some “routine” matters but cannot vote a client’s unvoted shares on “non-routine” matters. All Proposals except No. 6 and 7 are considered “non-routine” matters under exchange rules applicable to brokerage firms. If you do not give voting instructions to your broker on a “non-routine” matter, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter when a broker returns an executed proxy but indicates that it does not have discretionary authority to vote on that matter and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on these proposals.

You should instruct your broker to vote your shares. If you do not instruct your broker, your broker may not have the authority to vote your shares for any of the proposals at the Annual Meeting.

Please check with your broker and follow the voting procedures your broker provides. Your broker will advise you whether you may submit voting instructions via the Internet. See “The Annual Meeting–Quorum and Required Votes” and “The Annual Meeting–Abstentions and Broker ‘Non-Votes’.”

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible. If you are the shareholder of record, you may mark your votes, date, sign and return the enclosed proxy card.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee.

Q:	May I change my vote after I have submitted a proxy via fax or mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146, Attention: Corporate Secretary.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or mail if you have previously voted by fax or mail in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Q:	If I want to attend the Annual Meeting, what do I do?

A:	You should come to the place of our Annual Meeting, located at Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 at 10:00AM Eastern Daylight Time, on August 7, 2012. Shareholders of record as of the record date for the Annual Meeting can vote in person at the Annual Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee holder how you can vote at the Annual Meeting.

Q:	Do I have dissenters’ or appraisal rights as a holder of ARC’s Common Stock?

A:	No. Dissenters’ rights, also referred to as appraisal rights, will not be available to holders of ARC Common Stock under the Utah Revised Business Corporation Act.

Q:	Who is paying for this proxy solicitation?

A:	The total expense of this solicitation will be borne by ARC, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, internet, e-mail or facsimile by officers and other management employees of ARC, who will receive no additional compensation for their services.

Q:	Who can help answer my additional questions about the Annual Meeting, the acquisitions of QMT and AFT, the acquisition agreements, the related ancillary agreements and the transactions contemplated by the QMT Acquisition Agreement and the AFT Acquisition Agreement?

A:	If you have questions about the Annual Meeting and the matters to be voted upon, please contact:

ARC Wireless Solutions, Inc.

6330 North Washington Street, Unit #13

Denver, Colorado 80216-1146

Attention: Corporate Secretary

Telephone: (303) 467-5236

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The information contained in this proxy statement may contain certain statements about ARC, QMT and AFT that are or may be “forward-looking statements” that is, statements related to future, not past, events, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of ARC and QMT (as the case may be, however, we are not relying on any expectations of current AFT management) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause our results to differ materially from current expectations include, but are not limited to factors detailed in our reports filed with the U.S. Securities and Exchange Commission (“SEC”) as well as this proxy statement under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. The forward-looking statements contained in the information in this proxy statement may include statements about the expected effects on ARC, QMT and AFT regarding the acquisitions, the expected timing and scope of the acquisitions, strategic options and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by, or that include the words “targets”, “plans”, “believes”, “expects”, “aims”, “intends”, “will”, “may”, “anticipates”, “estimates”, “approximates”, “projects”, “seeks”, “sees”, “should,” “would,” “expect,” “positioned,” “strategy,” or words or terms of similar substance or derivative variation or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of ARC’s, QMT’s and/or AFT’s operations and potential synergies resulting from the acquisition; (iii) the effects of government regulation on ARC’s, QMT’s and/or AFT’s business, and (iv) our plans, objectives, expectations and intentions generally.

There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the conditions to the respective acquisition agreements, completing the financing required for closing the Acquisitions, and other risks related to the Acquisitions and actions related thereto, and whether we will be able to close the Acquisitions. Additional particular uncertainties that could cause our actual results to be materially different than those expressed in forward-looking statements include: risks associated with our international operations; significant movements in foreign currency exchange rates; changes in the general economy, as well as the cyclical nature of our markets; our ability to accurately estimate the cost of or realize savings from our anticipated synergies or restructuring programs; availability and cost of raw materials, parts and components used in our products; the competitive environment in the areas of our planned industrial activities; our ability to identify, finance, acquire and successfully integrate attractive acquisition targets, including but not limited to QMT and AFT should the acquisitions be successful; and achieve expected synergies, expected earnings of ARC following the Acquisition, and risks relating to any unforeseen liabilities of QMT and/or AFT; the amount of and our ability to estimate known and unknown liabilities; material disruption at any of our significant manufacturing facilities; the solvency of our insurers and the likelihood of their payment for losses; our ability to manage and grow our business and execution of our business and growth strategies; our recent substantial leadership turnover and realignment; our ability and the ability our customers to access required capital at a reasonable costs; our ability to expand our business in our targeted markets; our ability to cross-sell our product portfolio to existing and new customers of QMT and AFT; the level of capital investment and expenditures by our customers in our strategic markets; our financial performance; our ability to identify, address and remediate any material weakness in our internal control over financial reporting; our ability to achieve or maintain credit ratings and the impact on our funding costs and competitive position if we do not do so; and others risks and factors as disclosed in this proxy statement under the caption “Risk Factors”. Other unknown or unpredictable factors could also cause actual results to differ materially from those in any forward-looking statement.

Due to such uncertainties and risks, readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. None of ARC, QMT or AFT undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of ARC or any of its subsidiaries, QMT or AFT, or the scope of business following completion of the acquisitions, unless otherwise expressly stated.

SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement related to the matters you are being asked to vote upon and may not contain all of the information important to you. You should read this entire document and the other documents to which this proxy statement refers you to fully understand the matters you are being asked to vote upon.  Each item in this summary refers to the page where that subject is hereinafter discussed in more detail.

The Transactions

The QMT Acquisition Agreement (see page 128)

Prior to the QMT Acquisition, Quadrant owns, through its wholly-owned subsidiaries QMP Holdings Corp. (“QMP”) and QTS Holdings Corp. (“QTS”) seventy-four percent (74%) of the membership interests (the “Membership Interests”) of QMT with the remaining twenty-six percent (26%) owned by three individual parties, Mr. John Schoemer, Mr. Arlan Clayton and Mr. Robert Marten, the CEO of QMT (the “Non-Controlling QMT Investors” and, together with QMP and QTS, the “QMT Sellers”). On April 6, 2012, ARC entered into a Membership Interests Purchase Agreement with the QMT Sellers in which ARC will acquire all of the Membership Interests from the QMT Sellers in exchange for newly issued shares of ARC (the “QMT Acquisition Agreement”). Under the terms of the QMT Acquisition Agreement, at the closing, we will issue a total of 7,857,898 newly-issued shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) (the “QMT Shares”) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in exchange for 100% of the QMT Membership Interests. The QMT Shares will consist of 5,808,066 newly issued shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant: QMP Holdings Corp. (“QMP”) and QTS Holdings Corp. (“QTS”) (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 newly issued shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). Simultaneously at closing of the QMT Acquisition Agreement, Carret P.T., LP, an affiliate of Brean Murray Carret Group, Inc. (“Brean Murray”), will purchase from ARC 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 reverse stock split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for a cash investment in ARC of $450,594.

The following chart sets forth ownership of QMT prior to the transaction:

Shareholder	Shares Owned	Percentage of Shares
QMP Holdings Corp.	18,614	49.71%
QTS Holdings Corp.	9,063	24.20%
Arlan Clayton	7,490	20.00%
John Schoemer	1,498	4.00%
Robert Marten	780	2.08%
Total	37,445	100.0%

Quadrant is the owner of QTS Holdings Corp. and QMP Holdings Corp., constituting approximately 74% ownership of QMT prior to the acquisition by ARC.

Stockholder Meeting and Board Recommendation regarding QMT Acquisition (see page 128)

The QMT Acquisition Agreement requires us to present and recommend to the ARC shareholders the adoption of the QMT Acquisition Agreement and obtain the approval of the QMT Acquisition and the Securities Sale by the affirmative vote of the holders of at least a majority of shares held by disinterested holders of the ARC’s Common Stock present and voting on such proposal (in person or by proxy) at a meeting at which at least a majority of all shares of ARC’s Common Stock are present for quorum purposes.

Other Covenants and Agreements regarding QMT Acquisition (see page 129).

Following the execution of the QMT Acquisition Agreement, the QMT Sellers are generally required to operate the business of QMT in the same manner as it has been operated in the past until the closing. The parties acknowledge that QMT may make distributions of cash to its members following the execution of the QMT Acquisition Agreement and prior to the closing, provided that there is not less than $250,000 cash in QMT accounts at closing and non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, ARC is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving ARC, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such alternative transaction may have on the AFT Acquisition.

Conditions to Closing regarding QMT Acquisition (see page 130)

Consummation of the transactions contemplated by the QMT Acquisition Agreement is conditional upon, among other matters, of (i) approval of the transactions contemplated by the QMT Acquisition Agreement by an affirmative vote of the stockholders holding at least a majority of the shares of ARC Common Stock held by disinterested holders of shares of ARC Common Stock present and voting on the transaction at a meeting in which at least a majority of all shares of ARC Common Stock are present for quorum purposes; (ii) if ARC is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations such that ARC’s Common Stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding; (iii) there must be not less than $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (iv) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (v) other customary closing conditions.

Purchase of ARC Common Stock by Carret P.T., LP

As part of the QMT Acquisition Agreement, simultaneously at closing of the QMT Acquisition Agreement, Carret P.T. LP, an affiliate of Brean Murray, will purchase from ARC, at a purchase price of $4.00 per share ($7.80 per share giving effect to the 1-for-1.95 Reverse Stock Split), 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) for total cash investment of $450,594 by Carret P.T., LP (the “Securities Sale”). The reasons for this Securities Sale are as follows: following the QMT Acquisition, the former shareholders of QMT will own 71% of the value of ARC. QMI could accomplish the proposed transaction without recognizing taxable gain if the transaction qualifies as a tax-free contribution of the QMT interests to ARC under Section 351 of the Internal Revenue Code of 1986, as amended (the “351 Transaction”). In order to qualify as a tax-free exchange, the 351 Transaction must result in the group of transferors of property to ARC owning at least 80% of the voting power and value of the outstanding stock of the transferee corporation. The Securities Sale is expected to accomplish meeting the conditions required for the 351 Transaction tax treatment. The proceeds of the Securities Sale will be available for general corporate purposes of ARC after closing of the Securities Sale.

There would be no tax effect on the unaffiliated shareholders of ARC if the purchase is not made by Carret. If Carret does not make the stock purchase, then the sole tax result is that the QMT shareholders would become subject to tax as of the date of exchange of their QMT membership interests for shares of ARC common stock. For purposes of clarity, the shareholders of ARC will not be subject to a taxable transaction in connection with the QMT Acquisition irrespective of whether Carret purchases or does not purchase the new shares of ARC Common Stock. Only the holders of QMT Membership Interests are affected for purposes of tax treatment with respect to the Carret purchase of ARC Common Stock.

Termination of the QMT Acquisition Agreement (see page 131)

Prior to the closing, the QMT Acquisition Agreement may be terminated for the following reasons:

•	by ARC at any time prior to completion of the issuance of the QMT Shares, if any of the QMT Sellers or QMT has (i) breached any of their representations, warranties or covenants under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers at any time prior to completion of the issuance of the QMT Shares, if ARC (i) has breached its representations or undertakings under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers or ARC, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012, and then again on July 13, 2012, each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 8, 2012;

•	by ARC in connection with a Superior Proposal; or

•	by mutual written agreement of the QMT Sellers and ARC.

Indemnification

The representations and warranties of QMP and QTS will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of QMP, QTS and the QMT Subsidiaries and the capitalization of QMT (the “Seller Fundamental Representations”) will survive indefinitely and the representations and warranties related to employee benefits, taxes, environmental conditions and products will survive until 60 days following the expiration of the applicable statute of limitations.  The representations and warranties of the Non-Controlling QMT Investors will survive for six months, however the representations and warranties related to fraud and the authority and ownership of the membership interests of QMT will survive indefinitely. The representations and warranties of ARC will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of ARC will survive indefinitely.  Each shareholder is indemnifying ARC up to their respective purchase price consideration.

QMP and QTS will indemnify ARC and their affiliates against all liabilities arising out of or relating to: any breach of any representation or warranty made by QMP or QTS; any breach of any covenant by QMP or QTS; and certain tax liabilities incurred prior to closing. QMP and QTS are jointly and severally liable.  Except for claims related to the Seller Fundamental Representations, QMP and QTS are not liable for any indemnity claims until the losses equal $200,000 at which point QMP and QTS are liable for all losses in excess of the initial $200,000.  Except for claims related to the Seller Fundamental Representations and employee benefits, taxes, environmental conditions, and products, the maximum amount of all claims shall be 15% of the value of the Acquisition Consideration.  The maximum amount of all claims related to employee benefits, taxes, environmental conditions, and products and the Seller Fundamental Representations is 100% of the Purchase Price.  The Non-Controlling QMT Investors are not responsible for losses resulting from certain indemnification claims related to QMP, QTS, QMT and the QMT Subsidiaries.

The indemnification obligations of QMT Sellers will be only satisfied with the delivery of the acquisition consideration valued at $4.00 per share, subject to adjustment for forward stock splits, reverse stock splits, stock dividends and any other similar events. Giving effect to the 1-for-1.95 Reverse Stock Split, the acquisition consideration would be $7.80 per share. The QMT Sellers have agreed, for purposes of assuring the respective indemnification obligations, not to sell, transfer or encumber the Shares of ARC issued to the Sellers for a minimum period of 180 days after the closing date. In the event a Seller lacks the number of shares of Buyer Stock required to satisfy an indemnity claim, such Seller will be required to purchase the requisite number of shares from one or more third parties on the open market. Quadrant will guarantee the indemnification obligations of QMP and QTS.

ARC will indemnify QMT and their affiliates against all liabilities arising out of or resulting from: any breach of any representation or warranty made by ARC; any breach of any covenant by ARC; and certain tax liabilities incurred following the closing.

Interests of ARC’s Executive Officers and Directors in the QMT Transaction

When you consider our Board of Directors’ recommendation to vote in favor of the Proposals, you should be aware that our executive officers and directors have interests in the transactions contemplated by the QMT Acquisition Agreement that may be different from, or in addition to, the interests of the other ARC stockholders. In particular, each of Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director, Jason T. Young, ARC’s former Chief Executive Officer, Chairman of the Board and Director and Keerat Kaur, ARC’s Corporate Secretary, are employed by Quadrant. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT.

Due to the affiliated relationships among ARC, Brean Murray, Quadrant and QMT, our Board of Directors has appointed a Special Committee, consisting of two disinterested, independent directors of ARC (the “Special Committee”). The Special Committee has been advised by independent valuation consultants and independent legal advisors. The Special Committee has independently negotiated the terms of the QMT Acquisition and has recommended to our full Board of Directors to close the QMT Acquisition.

In respect of Proposal No. 2 which pertains to the proposed QMT Acquisition and the Securities Sales, because Brean Murray and Quadrant are affiliates of ARC and QMT, Brean Murray will vote separately from all other shareholders in respect of Proposal No. 2. The QMT Acquisition Agreement will be approved, and the QMT Acquisition and the Securities Sale will be authorized to close, only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Accordingly, Brean Murray will vote separately on the QMT Acquisition and the Securities Sale, but its separate vote will have no effect if a majority of the disinterested shares voting on the proposal do not vote in favor of the QMT Acquisition and the Securities Sale. Shares present but abstaining at the Annual Meeting will have the same effect as voting “against” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum.

The AFT Acquisition Agreement and Related Agreements (see page 135)

On April 6, 2012, PCC, PCC, AFTE and ARC entered into the AFT Acquisition Agreement, pursuant to which ARC will purchase one-hundred percent (100%) of the shares of AFT (the “AFT Shares”) and acquire one-hundred percent (100%) of the special purpose acquisition company holding the AFTE assets (the “AFTE SPV”). Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all of the associated liabilities, to PCC. Under the AFT Acquisition Agreement and ancillary agreements, ARC will also acquire the real property owned by AFTE and AFT. The purchase of the AFT Shares and AFTE SPV will exclude certain liabilities, including tax liabilities and intercompany accounts obligations.

Purchase Price regarding AFT Acquisition Agreement (see page 135)

The purchase price of AFT is $43,000,000 (the “AFT Purchase Price”). $25,400,000 of the AFT Purchase Price will be payable in cash and $17,600,000 will be paid in the form of the AFT Convertible Note. The AFT Purchase Price will be subject to a working capital adjustment.

Other Covenants and Agreements regarding AFT Acquisition Agreement (see page 137)

At the closing, ARC will take all actions necessary to complete the transactions contemplated in the QMT Acquisition Agreement and the AFT Acquisition Agreement (the “ARC Consolidation”).

Prior to the closing, AFT and AFTE will settle all ordinary course of business intercompany accounts.

PCC, AFTE and ARC have agreed to other covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

Conditions to Closing regarding AFT Acquisition Agreement (see page 137)

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters (i) settlement of all intercompany accounts between PCC, AFT and AFTE, (ii) completion of the ARC Consolidation, (iii) transfer of the Thixoforming Division to PCC and (iv) AFT has available cash of $100,000 at closing.

Termination of the AFT Acquisition Agreement (see page 138)

Prior to the closing, the AFT Acquisition Agreement may be terminated:

•	by PCC, AFTE or ARC, if any applicable governmental authority has issued an order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated in the AFT Acquisition Agreement;

•	by ARC at any time prior to closing, if PCC or AFTE (i) has breached certain material representations or undertakings under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by PCC and AFTE at any time prior to closing, if the ARC has (i) breached its representations, warranties and covenants under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by any party if the closing has not occurred by August 8, 2012 but this right is not available to any party whose failure to fulfill any obligation under the AFT Acquisition Agreement is the cause for the closing not to have occurred;

•	by ARC if any update to the disclosure schedule contains a material change; and

•	by mutual written agreement of the PCC, AFTE and ARC.

The AFT Convertible Note (see page 139)

The AFT Convertible Note will mature on the fifth anniversary of the date of issuance (the “Maturity Date”), subject to acceleration upon certain acceleration events. The AFT Convertible Note will accrue interest at a rate equivalent to 5-year U.S. T-Note Rates, to be reset on each annual anniversary from the date of issuance. Interest shall be paid quarterly in cash in arrears. No dividends may be paid on Common Stock or preferred stock nor shall any share repurchases be made while any principal or interest on the AFT Convertible Note remains outstanding. If the AFT Convertible Note is in default, the interest rate shall be increased to 12% per annum during the continuation of the default condition.

Conversion of the AFT Convertible Note (see page 139)

At any time prior to the Maturity Date, the outstanding principal balance and accrued but unpaid interest, if any, of the AFT Convertible Note may be converted into Common Stock as follows:

(a)	At the option of PCC at any time on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (the “Conversion Rate”), provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of ARC and the equity value of ARC is not less than $176 million. On any given trading day, PCC may not sell more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date (the “Volume Limitation”).

(b)	At the option of PCC at any time in connection with a sale of ARC, in which case the conversion ratio will be determined on the basis of the lower of the 30-day average trading value of the Common Stock immediately preceding announcement of the sale transaction and the 30-day average trading value of the Common Stock immediately preceding the closing of the sale transaction.

(c)	At the option of PCC at any time at the Conversion Rate if ARC is then in default under the terms of the AFT Convertible Note.

(d)	At the option of ARC, any portion of the principal amount of the AFT Convertible Note, provided that the entire amount of such acquired Common Stock may be sold by PCC under SEC Rule 144 in a single three-month period. Provided that the sale of the Common Stock is completed within five business days of the conversion, ARC shall reduce the portion of the principal amount of the AFT Convertible Note by the proceeds of PCC’s sale of the Common Stock.

(e)	If PCC sells the Common Stock issued upon conversion of the AFT Convertible Note within five business days of its issuance, which period may be extended if PCC is unable to sell the Common Stock due to the Volume Limitation, PCC shall pay to ARC the amount, if any, by which the sale proceeds of the Common Stock (the “Sale Proceeds”) exceed the corresponding principal and interest of the AFT Convertible Note that PCC converted into the Common Stock (the “Note Proceeds”). PCC may elect to satisfy this payment by having the principal of the AFT Convertible Note reduced on a dollar-for-dollar basis. ARC will pay PCC to the extent the Note Proceeds exceed the Sale Proceeds, provided ARC may elect to pay this amount by increasing the principal of the AFT Convertible Note on a dollar-for-dollar basis.

Interests of ARC’s Executive Officers and Directors in the AFT Transaction

Our executive officers and directors have interests in the transactions contemplated by the AFT Acquisition Agreement that may be different from, or in addition to, the interests of the other ARC stockholders. In particular, each of Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director, Jason T. Young, ARC’s former Chief Executive Officer, Chairman of the Board and Director and Keerat Kaur, ARC’s Corporate Secretary, are employed by Quadrant. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT.

Pursuant to the original terms of the ARC Advisory Agreement entered into on January 21, 2009, attached as Annex G to this proxy statement (the “ARC Advisory Agreement”), Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to this proxy statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000. Payment of the fee by ARC is contingent on closing of the QMT Acquisition and the AFT Acquisition.

ANNUAL MEETING OF SHAREHOLDERS

Date, Time and Place

The Annual Meeting of the shareholders of ARC Wireless Solutions, Inc. (referred to herein as “ARC” or the “Company”) will be held on August 7, 2012 at 10:00 AM (Eastern Daylight Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 for the following purposes:

1.	To elect a Board of Directors consisting of six directors;

2.	To approve (i) the acquisition of Quadrant Metals Technologies, LLC (“QMT”) and the issuance of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split); and (ii) the sale and issuance of 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) to Carret P.T., LP in consideration for a cash investment in ARC of $450,594 (the “Securities Sale”);

3.	To approve the acquisition of Advance Forming Technology, Inc. (“AFTI”); and the Hungarian special purpose acquisition company holding the Hungarian AFTE assets currently owned by AFT Europa KFT (the “AFTE SPV”, collectively referred to together with AFTI as “AFT”, and the acquisitions thereto collectively referred to as the “AFT Acquisition” and together with the QMT Acquisition, the “Acquisitions”), and to approve the contingent issuance of shares of Company Common Stock underlying a convertible note to be issued by the Company to the seller of AFT in partial consideration for the AFT Acquisition;

4.	To approve the amendment and restatement of the Company’s Articles of Incorporation to effect a Reverse Stock Split of ARC’s Common Stock at an exchange ratio of 1-for-1.95 shares of Common Stock;

5.	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name to ARC Group Worldwide, Inc.;

6.	To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012; and

7.	To authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

Record Date, Shares Outstanding and Entitled to Vote

The close of business on July 17, 2012 has been fixed as the record date for the determination of holders of record of the Company’s common stock, $.0005 par value per share (the “Common Stock”), entitled to notice and to vote at the Annual Meeting. On the record date, 3,091,350 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. Each share, unless otherwise set forth herein, is entitled to one vote. A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Common Stock Ownership of Directors and Executive Officers

As of the record date, our directors and executive officers, prior to effectiveness of any and all of the proposed transactions herein, are deemed to beneficially own an aggregate of 36.44% of the shares of Common Stock entitled to vote at the special meeting, which consists entirely of shares owned of record by Brean Murray. Notwithstanding the foregoing, in respect of Proposal No. 2, Brean Murray will vote separately from all other shareholders and the QMT Acquisition and the Securities Sale will be authorized to close only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The separate vote of Brean Murray will have no effect if a majority of the disinterested shares voting on Proposal No. 2 vote against, or abstain from voting, on Proposal No. 2.

How to Vote Your Shares

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. You can come to the place of our Annual Meeting, located at Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 at 10:00AM Eastern Daylight Time, on August 7, 2012. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible. If you are the shareholder of record, you may mark your votes, date, sign and return the enclosed proxy card.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee. For shares held in “street name,” you may be eligible to vote via the Internet if your broker, bank or other nominee participates in the proxy voting program provided by Broadridge. Instructions for voting via the Internet, if available, will be provided by your broker, bank or other nominee.

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the originally scheduled Annual Meeting.  Please note, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors or on any other proposals other than the ratification of selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending December 31, 2012, or adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the other proposals. We encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the six director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors. A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for election of the Directors. The determinations of the shareholders with respect to all other Proposals will be determined by a majority of those present and voting in person or by proxy, except with respect to Proposal No. 2, as to which special procedures have been applied, as discussed in detail below.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Because of the affiliated relationships, Brean Murray will vote separately from all other shareholders in respect of the proposal to acquire QMT and the proposal to issue of 7,857,898 shares of Company Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), in consideration for the acquisition of QMT. The QMT Acquisition and the Securities Sale will be authorized to close only if a majority of disinterested shares of ARC Common Stock which are present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The separate vote of Brean Murray will have no effect if a majority of the disinterested shares voting on the proposal do not vote in favor of the QMT Acquisition and the Securities Sale.

How to Change Your Vote

You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146, Attention: Corporate Secretary.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or via the Internet, if you have previously voted by fax or via the Internet in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the special meeting as specified in such proxies. If you provide specific voting instructions, your shares of Common Stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy via the Internet without giving specific voting instructions, your shares will be voted as follows:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT IN ARC OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND CONTINGENT ISSUANCE OF ARC SHARES UPON CONVERSION OF THE AFT COVERTIBLE NOTE;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF THE 1:1.95 REVERSE STOCK SPLIT;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY NAME TO “ARC GROUP WORLDWIDE, INC.”;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS SET FORTH ABOVE.

Proxies solicited may be voted only at the special meeting and any adjournment or postponement of the special meeting and will not be used for any other meeting.

Quorum and Required Votes

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Except for abstentions in connection with Proposal No. 2, discussed in further detail below, abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of six directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The QMT Acquisition and the Securities Sale are subject to (i) a majority of all outstanding shares being present for purposes of quorum; and (ii) a majority of all disinterested shares present and voting, in person or by proxy, at the Annual Meeting, voting “For” Proposal No. 2. Only for purposes of Proposal No. 2, shares voted as “abstaining” will have the same effect as voting “against” the QMT Acquisition. Broker non-votes will not be counted as voting “for”, “against” or “abstaining” from Proposal No. 2. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 3, 4, 5, 6 and 7.

Abstentions will not be counted for purposes of determining the outcome of Proposals Nos. 1, 3, 4, 5, 6 or 7. Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Abstentions and Broker “Non-Votes”

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the originally scheduled Annual Meeting.  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the six director candidates having the highest number of votes cast in favor of their election (constituting a plurality) will be elected to the Board of Directors. Only votes “FOR” or “AGAINST” the nominees in respect of Proposal No. 1 will affect the outcome. Abstentions or withheld votes shall not affect the outcome of any of the proposals except Proposal No. 2, discussed in further detail below.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Because of the affiliated relationships, Brean Murray will vote separately from all other shareholders in respect of the proposal to acquire QMT and the proposal to issue 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), in consideration for the QMT Acquisition. Proposal No. 2, pertaining to the QMT Acquisition, will be subject to the affirmative consent of a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved, and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

Solicitation of Proxies

This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of ARC Wireless Solutions, Inc., a Utah corporation (the “Company”), to be voted at the Annual Meeting of Shareholders to be held on August 7, 2012 at 10:00 AM (Eastern Daylight Time) (the “Annual Meeting”) at the offices of Carret Asset Management, LLC, 40 West 57th Street, 20th Floor, New York, NY, 10019 or at any adjournment or postponement of the meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed, given or otherwise provided to shareholders on or about July 18, 2012.

We have chosen to provide our shareholders with proxy materials only by sending printed copies through the mail. This notice contains instructions on how you may vote your shares only by returning your proxy card through the mail or by fax. Voting of shares will not be available via an Internet website or by telephone. We anticipate that the proxy materials will be mailed to shareholders on or about July 18, 2012. If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages. You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146; Telephone: (303) 467-5236.

This Proxy Statement, ARC’s Annual Report and the Form of Proxy may be viewed, printed and downloaded from the Internet at www.arcwireless.net.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling telephone: (303) 467-5236 or requesting via e-mail at investorrelations@antennas.com.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter where a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting and will be counted only for purposes of ascertaining a quorum. In particular, note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned. The solicitation of proxies by the Company is to be made by mail, telephone and oral communications with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material.

Adjournment and Postponement

Proposal No. 7 hereof is requesting a vote to authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

Whether or not a quorum exists, holders of a majority of our Common Stock present in person or represented by proxy and entitled to vote at the special meeting may adjourn the special meeting, without further notice other than by an announcement made at the special meeting.

Recommendation of Our Board of Directors for voting of the shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•	“FOR” THE APPROVAL OF (I) THE QMT ACQUISITION AND ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT), IN CONSIDERATION FOR THE QMT ACQUISITION; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594;

•	“FOR” THE APPROVAL OF THE AFT ACQUISITION AND CONTINGENT ISSUANCE OF SHARES UNDER THE TERMS OF THE AFT CONVERTIBLE NOTE;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO CAUSE THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT;

•	“FOR” THE AMENDMENT AND RESTATEMENT OF THE ARC ARTICLES OF INCORPORATION TO AUTHORIZE THE NAME CHANGE;

•	“FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012; AND

•	“FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING (IF NECESSARY) TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSALS SET FORTH ABOVE.

RISK FACTORS

General Risks Related to the Acquisitions

The four companies in which QMT owns majority interests, FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (collectively referred to herein as the “QMT Group”) have limited numbers of customers.

The QMT Group companies rely on certain key customers for the majority of their respective product sales, thus exposing the combined businesses to potential customer concentration risk. The five largest customers of the QMT Group of companies as a whole, include Medventure Technology Corp., Ormco Corporation, Covidien Medical Products, Goodrich Sensor Systems, and Starkey Laboratories Inc. The decision by these key customers to cease adoption of the companies’ products, to switch suppliers or to dramatically reduce product order volumes, could negatively impact the companies’ topline impacting their operating results and overall profitability. Over the last few years, the companies have been focused on mitigating this risk. Senior management has made concerted efforts to broaden their customer base within their existing product markets as well as diversify to other market segments. Our customer base may remain concentrated and may subject us to risk of loss of key customers. Going forward, the companies will continue to focus on customer diversification and intend to reduce their dependency on certain customers.

The QMT Group and AFT companies face pricing pressures.

Due to severe economic conditions, the QMT Group and AFT companies’ respective customers are under pressure to reduce pricing on their products. Consequently, as suppliers to these end markets, these pricing pressures are passed on to the companies. Such pricing reductions could put pressure on the companies’ gross margins negatively impacting the overall profitability of the businesses. However, many of the products manufactured contain higher technology and thus have helped the companies better manage demands from customers for lower prices. Many of the technologies are proprietary and difficult to replicate. In past instances, the QMT Group and AFT companies have been able to avoid such price reduction requests without losing the customers to competition due to the difficulty level in manufacture of such components and the long-standing relationship the companies have managed to create and maintain with the customers. There can be no guarantee that this will continue and reductions in prices would harm our margins and operating results.

The profitability of the QMT Group and AFT companies is threatened by producers in low cost countries.

Over the past several years, the businesses of the QMT Group and AFT companies have been under pricing pressure from increasing global competition, primarily from Asia and other low cost areas. The QMT Group and AFT companies’ sales could be negatively impacted by decisions by major customers to move production of devices offshore – although historically this has not occurred because of the difficulty to manufacture many of the products provided to those customers. In particular, to date, whenever any customer has moved manufacture of certain parts, FloMet has continued to ship product into those low cost countries where product assembly has been relocated. In addition, AFT’s presence in Europe will enable our metal injection molding (“MIM”) companies to take advantage of the low cost country footprint in Europe to supplement the U.S. operations. This should help the QMT Group and AFT companies and improve overall cost structure and increase global competitiveness from a manufacturing, engineering and sourcing standpoint, however there can be no assurances with respect to actual outcomes. Similarly, the flange/fittings companies also face a similar risk of the potential of displacement of domestically produced flanges with flanges from low cost countries like China.

Increases in the prices of raw materials would have an adverse effect on the profitability of the QMT Group and AFT companies.

Any significant increase in raw material prices could have a significant adverse effect on the businesses. In particular, metal powders, especially nickel and chrome, are driven by pricing on world commodity markets. Significant increases in prices of metal powders may negatively impact the MIM companies’ profitability if those increases cannot be passed along to customers due to market conditions. Decisions made by major mining companies as to increasing or reducing capacities for mining and refinement of these metals could also significantly affect supplies. In addition, pricing and availability of steel in the world market has a large impact on pricing of these products, and thus impacts the flange/fittings companies alike. The companies’ margins may be adversely impacted by price increases by its suppliers that it is unable to pass along immediately to its customers because of competitive decisions by its larger competitors in its market areas. In their efforts to find the best pricing on the raw materials, the QMT Group and the AFT companies try to maintain multiple sourcing relationships, however, there is no assurance that they will be able to obtain reasonably priced supply sources in the future.

The availability of raw materials is crucial to the operations of the QMT Group and AFT companies.

The timely procurement of necessary raw materials is critical to each of the companies’ operations. In addition, some raw materials are available only from certain suppliers. Consequently, poor supply capacity amid tight demand for these materials, as well as natural disasters or accidents, or other events that negatively impact the supplier, could adversely affect their timely procurement. For the last several years, there has been a shortage worldwide of capacity for certain metal powders resulting in MIM manufacturers being on restricted allocation of those materials (based on historical usage levels), several major metal powder manufacturers have announced significant expansion plans that should eliminate these restrictions over the next few years. This may negatively affect the ability to grow the MIM businesses if the alloy required for an application is one of these powders currently on allocation.

A sustained economic downturn would adversely impact the QMT Group and AFT companies.

Demand for products and components manufactured by the QMT Group and AFT companies could be adversely impacted by deterioration in general economic conditions. Furthermore, a return to recession would result in reduced demand for new capital equipment which would negatively impact revenues. In addition, a significant slowdown in the global economy that also adversely impacts domestic demand for energy sources could reduce overall demand for these products. However, the diversified customer base and product applications of the companies helps mitigate the effects of economic fluctuations. A significant portion of the products and components are sold to market segments that are somewhat resilient to the economic trends.

A decline in liquidity in global credit markets could adversely affect the QMT Group and the AFT companies.

Many of the customers and suppliers of the QMT Group and AFT companies are reliant on liquidity from global credit markets and in some cases, require external financing to purchase products or finance operations. Lack of liquidity or inability to access the credit markets by the QMT Group companies and AFT customers could adversely affect the ability of each of the QMT Group companies and AFT’s ability to collect amounts owed to us. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations of the QMT Group and AFT companies.

Political instability in international markets would have a negative effect on the QMT Group and AFT companies.

Significant amount of raw material purchases by QMT Group companies General Flange and TubeFit, are made from overseas suppliers, particularly in India and South Korea. AFTE conducts its manufacturing in Hungary. Consequently, the QMT Group and AFT companies may encounter risks associated with these countries and regions. Such risks include political instability, changes in legal regulations relating to trade, export, and employment, as well as deterioration in underlying economic conditions. In particular, political instability in these areas could negatively affect the QMT Group and AFT companies’ ability to secure uninterrupted supplies of materials. Not only factors internal to those countries but also external threats from unstable neighboring countries could adversely impact the ability of those suppliers to maintain normal supplies. Domestic policy changes in these countries could negatively impact pricing of components purchased from manufacturers in that country which could have near-term negative impacts on margins. In addition, the AFT Europe business is susceptible to the political and legal climate in Hungary and Europe in general. Any instability in those areas could directly and adversely impact the business prospects of the AFT Europe business.

The AFT companies are vulnerable to currency fluctuations.

The operating results and financial position of certain acquired companies are affected by fluctuations in foreign currency exchange markets. Significant fluctuations in the exchange rate may adversely impact the values of foreign currency-denominated product sales, materials costs, and production costs in factories overseas. In addition, conversion of foreign currency-denominated assets and liabilities, and the foreign currency-denominated financial statements of overseas subsidiaries into U.S. Dollar for disclosure may also affect the companies’ assets and liabilities, as well as earnings and expenses. In particular, our acquired AFT operations in Hungary will be subject to liabilities and obligations that must be paid in the Hungarian currency of forints. The value of the forint has been subject to substantial volatility against the U.S. Dollar over the past several years. If the forint increases in value against the dollar, the costs of our prospective Hungarian operations may increase and adversely affect the anticipated results expected to be derived from the Hungarian business. In addition, increases and/or decreases in value of other currencies on which we have predicated our business model may also adversely affect our results of operations. We may hedge certain currency transactions which might protect us against certain fluctuations in currency value, but it such actions might also correspondingly increase our costs of doing business which could adversely affect our competiveness.

Leverage and debt service obligations may adversely affect us.

Once we enter into the Financing Arrangement with TD Bank, we will have a significant amount of debt. Our indebtedness increases the possibility that we may be unable to generate cash sufficient to pay when due the principal of, interest on, or other amounts due with respect to our indebtedness. The Financing Arrangement bears interest at floating rates related to LIBOR. As a result, our interest payment obligations on such indebtedness will increase if LIBOR increases.

Our leverage could have negative consequences on our financial condition and results of operations, including:

•	impairing our ability to meet one or more of the financial ratios contained in the Financing Arrangement or to generate cash sufficient to pay interest or principal, including periodic principal payments;

•	increasing our vulnerability to general adverse economic and industry conditions;

•	limiting our ability to obtain additional debt or equity financing;

•	requiring the dedication of a portion of our cash flow from operations to service our debt, thereby reducing the amount of our cash flow available for other purposes, including capital expenditures;

•	requiring us to sell debt or equity securities or to sell some of our core assets, possibly on unfavorable terms, to meet payment obligations;

•	limiting our flexibility in planning for, or reacting to, changes in our business and the industries in which we compete; and

•	placing us at a possible competitive disadvantage with less leveraged competitors and competitors that may have better access to capital resources.

Each of the QMT Group and AFT companies relies on key executives.

The success of the respective businesses of the QMT Group and AFT companies is dependent upon each of the companies retention of its current experienced personnel. Although key QMT executives have fixed term employment contracts (subject to contractual or statutory termination rights), the continued involvement of certain key QMT executives, employees and consultants is critical to the success of the businesses. The loss of any of our key executives could have a material adverse effect on our business.

A material disruption at any of manufacturing facilities operated by the QMT Group companies or AFT could adversely affect our ability to generate sales and meet customer demand.

Following completion of the Acquisitions, if operations at the manufacturing facilities operated by the QMT Group or AFT companies were to be disrupted as a result of significant equipment failures, natural disasters, power outages, fires, explosions, terrorism, adverse weather conditions, labor disputes or other reasons, our financial performance could be adversely affected as a result of our inability to meet customer demand for our products. Interruptions in production could increase the cost of our sales. Any interruption in production capability could require us to make substantial capital expenditures to remedy the situation, which could negatively affect our profitability and financial condition. We will maintain property damage insurance which we believe to be adequate to provide for reconstruction of facilities and equipment, as well as business interruption insurance to mitigate losses resulting from any production interruption or shutdown caused by an insured loss. However, any recovery under our insurance policies may not offset the lost sales or increased costs that may be experienced during the disruption of operations, which could adversely affect our business, financial condition and results of operations.

The QMT Group and AFT companies are subject to the laws and regulations of the United States and many foreign countries.  Following the Acquisitions, failure to comply with these laws may affect our ability to conduct business in certain countries and may affect our financial performance.

The QMT Group and AFT companies are subject to a variety of laws regarding our international operations, including the U.S. Foreign Corrupt Practices Act and regulations issued by U.S. Customs and Border Protection, the U.S. Bureau of Industry and Security, and the regulations of various foreign governmental agencies. We cannot predict the nature, scope or effect of future regulatory requirements to which our international sales and manufacturing operations might be subject or the manner in which existing laws might be administered or interpreted. Future regulations could limit the countries in which some of our products may be manufactured or sold, and increase the cost of obtaining, products from foreign sources. In addition, actual or alleged violations of these laws could result in enforcement actions and financial penalties that could result in substantial costs. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

Following the completion of the Acquisitions, we will be subject to the possibility of product liability lawsuits, which could harm our business.

Each of the QMT Group and AFT companies face an inherent risk of exposure to product liability claims. Although each of the QMT Group and AFT companies maintain production quality controls and procedures, and following the Acquisitions, will continue to do so, we cannot assure that, following completion of the Acquisitions, the products sold by the QMT Group and AFT companies will be free from defects. In addition, some of products manufactured by the QMT Group and AFT companies will contain components manufactured by third parties, which may also have defects. Each of the QMT Group and AFT companies maintain insurance coverage for product liability claims. The insurance policies have limits, however, that may not be sufficient to cover claims made. In addition, this insurance may not continue to be available at a reasonable cost. With respect to components manufactured by third-party suppliers, the contractual indemnification that we may seek from our third-party suppliers may be limited and thus insufficient to cover claims made against us following completion of the Acquisitions. If insurance coverage or contractual indemnification is insufficient to satisfy product liability claims made against us following completion of the Acquisitions, the claims could have an adverse effect on our business and financial condition. Even claims without merit could harm our reputation, reduce demand for our products, cause us to incur substantial legal costs and distract the attention of our management. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

The QMT Group and AFT companies’ respective operations are subject to environmental, health and safety regulations.

The QMT Group and AFT companies’ operations are subject to stringent and complex federal, state, and local laws and regulations governing environmental protection, health and safety, including the discharge of materials into the environment. These laws and regulations may, among other things:

•	require that acquisition of various permits before operations commence; or to continue ongoing operations;

•	restrict the types, quantities and concentrations of various substances that may be employed in manufacturing operations;

•	restrict the types, quantities and concentrations of various substances that may be released into the environment or otherwise disposed; and

•	require remedial measures to mitigate pollution from former and ongoing operations, such as requirements to remove contamination from real property, whether or not caused by past or ongoing operations.

The regulatory burden increases the cost of doing business and affects profitability. Additionally, the U.S. Congress and federal and state agencies frequently revise environmental, health and safety laws and regulations, and any changes that result in more stringent and costly health and safety, pollution control, waste handling, disposal, cleanup and remediation requirements could have a significant negative impact on our operating costs.

Some of the existing environmental, health and safety laws and regulations to which we are subject include, among others: (i) regulations by the Environmental Protection Agency (“EPA”) and various state agencies regarding approved methods of disposal for certain hazardous and nonhazardous wastes; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) and analogous state laws that may require the removal of previously disposed wastes (including wastes disposed of or released by prior owners or operators of real estate), the cleanup of property contamination (including groundwater contamination), and remedial plugging operations to prevent future contamination; (iii) the Clean Air Act and comparable state and local requirements, which establish pollution control requirements with respect to air emissions from our operations; (iv) the Oil Pollution Act of 1990, which contains numerous requirements relating to the prevention of and response to oil spills into waters of the United States; (v) the Federal Water Pollution Control Act, or the Clean Water Act, and analogous state laws which impose restrictions and strict controls with respect to the discharge of pollutants, including heavy metals and other substances generated by our operations, into waters of the United States, state waters or publicly owned treatment works; (vi) the Resource Conservation and Recovery Act, which is the principal federal statute governing the treatment, storage and disposal of solid and hazardous wastes, and comparable state statutes; (vii) the federal Occupational Safety and Health Act and comparable state statutes, which require worker protection from raw materials, products and wastes; and (viii) the federal Toxic Substances Control Act and comparable state and local statutes and regulations requiring that we organize and/or disclose information about hazardous materials stored, used or produced in our operations.

The operations of the QMT Group and AFT companies have incurred in the past, and expect to incur in the future, capital and other expenditures related to environmental compliance. Although we believe our continued compliance with existing requirements will not have a material adverse impact on our financial condition and results of operations, we cannot assure you that the passage of more stringent laws or regulations in the future will not have a negative impact on our financial position or results of operations.

Each of the QMT Group and AFT companies must act to prevent environmental concerns, some of which may be difficult to predict.

Each of the QMT Group and AFT companies strives to decrease its environmental impact with respect to environmental issues such as industrial waste, hazardous substance regulation, and soil pollution. Certain QMT Group companies have no current environmental permitting requirements at any governmental level – however changes in environmental regulations could change that. In particular, nickel powder (utilized in certain alloys produced) has been identified as a potential carcinogen. Personal protective equipment is utilized by the personnel of the QMT Group companies in all processes in which nickel powder may become airborne to prevent inhalation. In addition, once the powder is formulated into feedstocks it can no longer become airborne. However, there is the possibility that, regardless of whether there is negligence in its pursuit of business activities, the companies could bear legal responsibility for environmental problems.

Following completion of the Acquisitions, we will be subject to a variety of environmental and health and safety laws for which compliance, or liabilities that arise as a result of noncompliance, could be costly.

If we were to fail to comply with environmental and health and safety requirements or fail to obtain or maintain a required permit, we could be subject to penalties and be required to undertake corrective action measures to achieve compliance.  In addition, if our noncompliance with such regulations were to result in a release of hazardous materials to the environment, such as soil or groundwater, we could be required to remediate such contamination, which could be costly.  Moreover, noncompliance could subject us to private claims for property damage or personal injury based on exposure to hazardous materials or unsafe working conditions.  Changes in applicable requirements or stricter interpretation of existing requirements may result in costly compliance requirements or otherwise subject us to future liabilities. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

As an owner or operator of real property, or generator of waste, we could become subject to liability for environmental contamination, regardless of whether we caused such contamination.

Under various federal, state and local laws, regulations and ordinances, and, in some instances, international laws, relating to the protection of the environment, a current or former owner or operator of real property may be liable for the cost to remove or remediate contamination on, under, or released from such property and for any damage to natural resources resulting from such contamination. Similarly, a generator of waste can be held responsible for contamination resulting from the treatment or disposal of such waste at any off-site location (such as a landfill), regardless of whether the generator arranged for the treatment or disposal of the waste in compliance with applicable laws. Costs associated with liability for removal or remediation of contamination or damage to natural resources could be substantial and liability under these laws may attach without regard to whether the responsible party knew of, or was responsible for, the presence of the contaminants. In addition, the liability may be joint and several. Following the Acquisitions, the presence of contamination or the failure to remediate contamination at our properties, or properties for which we are deemed responsible, may expose us to liability for property damage or personal injury, or materially adversely affect our ability to sell our real property interests or to borrow using the real property as collateral. We cannot be sure that we will not be subject to environmental liabilities in the future as a result of historic or current operations that have resulted or will result in contamination. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

There may be certain liabilities associated with AFT real estate.

AFT owns the real property at its Firestone, Colorado facility. However, the mineral rights are owned by others. In the past the property has been used for coal, oil and natural gas extraction. Oil and natural gas extraction is ongoing. As the owner of the real estate, AFT and its parent entities would be strictly jointly and severally liable under CERCLA with the mineral rights owner and production well operators for any government mandated remediation of pollution related to the oil and gas production which could have a material adverse effect on our business, notwithstanding that AFT did not cause or contribute to the contamination. Coal extraction ceased on the property in 1947 and the mining entities are no longer in business. Consequently AFT and its parent entities would be strictly liable for government mandated remediation of acid mine seeps or other pollution related to coal mining. As such liabilities are not insured, the payment of such remediation costs could result in an adverse effect on our business or reduced asset value and a reduction in available funds for other corporate purposes.

There may be ground subsidence risks associated with AFT real estate.

The Colorado Geological Survey has concluded that there may be a risk of ground subsidence due to the former mining operations on a small portion of the AFT property. In the event of a subsidence event, certain property could be damaged or rendered unusable. In addition, AFT and its parent entities could be liable for possible collateral damage or harm, such as possible release of any hazardous waste into the environment. As such liabilities are not insured, the payment of any remediation costs could result in an adverse effect on our business or reduced asset value and reduction in funds available for other corporate purposes.

There may be liability associated with the General Flange facility.

Semi-volatile organic compounds and chlorinated solvents are present in the soil and groundwater at the General Flange facility (although such contamination was caused off-site, and not by General Flange).  General Flange has an indemnity from its landlord covering environmental liabilities pre-dating General Flange use of the facility. General Flange does not believe that it has any liability related to the facility, however, in the event of a government-mandated remediation, General Flange and its parent companies could become jointly and severally strictly liable as an operator of the facility under CERCLA for the costs.  As such liabilities are not insured, if for any reason the indemnity covering General Flange by its landlord is not enforceable, the non-indemnified and/or unreimbursed costs of remediation could result in an adverse effect on our business or reduced asset value and reduction in funds available for other corporate purposes.

Following the Acquisition, any failure to maintain and protect the trademarks, trade names and technology of the QMT Group companies and AFT may affect our operations and financial performance.

The market for many of the products sold by the QMT Group companies and AFT is, in part, dependent upon the goodwill engendered by trademarks and trade names. Trademark protection will therefore be material to a portion of our business following the Acquisitions. Following the Acquisition, the failure to protect our trademarks and trade names may have a material adverse effect on our business, financial condition, and results of operations. Litigation may be required to enforce our intellectual property rights, protect our trade secrets or determine the validity and scope of proprietary rights of others. Any action we take to protect our intellectual property rights could be costly and could absorb significant management time and attention. As a result of any such litigation, we could lose any proprietary rights we have. In addition, it is possible that others will independently develop technology that will compete with our technology. The development of new technologies by competitors that may compete with our technologies could reduce demand for our products and affect our financial performance. The occurrence of any of the foregoing could have a material and adverse effect on our business, financial condition and results of operations.

Any impairment in the value of our intangible assets, including goodwill, would negatively affect our operating results and total capitalization.

Our total assets reflect substantial intangible assets, primarily goodwill. The goodwill results from our acquisitions, representing the excess of cost over the fair value of the net assets we have acquired. We assess at least annually whether there has been impairment in the value of our intangible assets. If future operating performance at one or more of our business units were to fall significantly below current levels, if competing or alternative technologies emerge, or if market conditions for businesses acquired declines, we could incur, under current applicable accounting rules, a non-cash charge to operating earnings for goodwill impairment. Any determination requiring the write-off of a significant portion of unamortized intangible assets would adversely affect our business, financial condition, results of operations and total capitalization, the effect of which could be material.

Following the completion of the Acquisitions, significant movements in foreign currency exchange rates may adversely affect our financial results.

Following the Acquisitions, we will be exposed to fluctuations in currency exchange rates which could adversely affect our business. Our acquired AFT operations in Hungary will implicate exposure to commitments, liabilities and obligations that must be paid in the Hungarian currency of forints. The value of the forint has been subject to substantial volatility against the U.S. Dollar over the past several years. If the forint increases in value against the dollar, the costs of our prospective Hungarian operations may increase and adversely affect the anticipated results expected to be derived from the Hungarian business. In addition, increases and/or decreases in value of other currencies on which we have predicated our business model may also adversely affect our results of operations. We may hedge certain currency transactions which might protect us against certain fluctuations in currency value, but it would correspondingly increase our costs of doing business which could adversely affect our competiveness.

The markets in which the QMT Group and AFT competes in will be highly competitive and some of our competitors may have superior resources. Responding to this competition could reduce the sales and operating margins of the QMT Group and AFT.

We sell most of our products in highly fragmented and competitive markets. We believe that the principle elements of competition in these markets are:

•	the ability to meet customer specifications;

•	application expertise and engineering capabilities;

•	product quality and brand name;

•	timeliness of delivery;

•	price;
•	quality of aftermarket sales and support;

•	materials development capabilities; and

•	applied research and development capabilities.

In order to maintain and enhance our competitive position, we intend to continue our investment in manufacturing quality, marketing, customer service and support, and distribution networks. We may not have sufficient resources to continue to make these investments and we may not be able to maintain our competitive position. Our competitors may develop products that are superior to our products, develop methods of more efficiently and effectively providing products and services, or adapt more quickly than us to new technologies or evolving customer requirements. Some of our competitors may have greater financial, marketing and research and development resources than we have. As a result, those competitors may be better able to withstand the effects of periodic economic downturns. In addition, pricing pressures could cause us to lower the prices of some of our products to stay competitive. We may not be able to compete successfully with our competitors. If we fail to compete successfully, the failure may have a material adverse effect on our business, financial condition and results of operations.

The QMT Group and AFT may be subject to risks arising from changes in technology.

The supply chains in which the QMT Group and AFT operate are subject to technological change and changes in customer requirements. The Company cannot provide any assurance that it will successfully develop new or modified types of products or technologies that may be required by its customers in the future. Following completion of the Acquisitions, should the QMT Group and AFT not be able to maintain or enhance the competitive values of its products or develop and introduce new products or technologies successfully, or if new products or technologies fail to generate sufficient revenues to offset research and development costs, the Company’s businesses, financial condition and operating results could be materially and adversely affected.

Other General Risk Considerations Relating to the Acquisitions

We may fail to realize the anticipated benefits and operating synergies expected from the Acquisitions, which could adversely affect our business, financial condition and operating results.

The success of the Acquisitions will depend, in significant part, on our ability to successfully integrate the acquired businesses, grow the acquired businesses revenue and realize the anticipated strategic benefits and synergies from the combination. If we are not able to achieve these objectives and realize the anticipated benefits and synergies expected from the Acquisitions within a reasonable time, our business, financial condition and operating results may be adversely affected.

The Acquisitions could result in significant integration costs and any material delays or unanticipated additional expense may harm our business, financial conditions and results of operations.

The Company may incur costs associated with the integration of the QMT Group and AFT. The Company estimates the total integration costs could be in the range of $300,000 to $500,000. Unanticipated additional expense associated with integration activities may harm our business, financial conditions and results of operations.

We may not be able to integrate the QMT Group with AFT successfully.

The Acquisitions involve the integration of two businesses that previously operated independently.  The integration of the departments, systems, business units, operating procedures and information technologies of the two businesses will present a significant challenge to management. There can be no assurance that we will be able to integrate and manage these operations effectively. The failure to successfully integrate the two businesses in a timely manner, or at all, could have an adverse effect on our business, financial condition and results of operations. The difficulties of combining the QMT Group with AFT include:

•	the necessity of coordinating geographically separated organizations;

•	implementing common systems and controls;

•	integrating personnel with diverse business backgrounds;

•	the challenges in developing new products and services that optimizes the assets and resources of the two businesses;

•	integrating the businesses’ technology and products;

•	combining different corporate cultures;

•	unanticipated expenses related to integration, including technical and operational integration;

•	increased fixed costs and unanticipated liabilities that may affect operating results;

•	retaining key employees; and

•	retaining and maintaining relationships with existing customers, distributors and other partners.

Also, the process of integrating operations could cause an interruption of, or loss of momentum in, the activities of one of the QMT Group or AFT. The diversion of management’s attention and any delays or difficulties encountered in connection with the Acquisitions and the integration of the operations could have an adverse effect on our business, financial condition and results of operations.

The Acquisitions may expose us to significant unanticipated liabilities that could adversely affect our business, financial conditions and results of operations.

The Acquisitions may expose us to significant unanticipated liabilities relating to the operation of the QMT Group or AFT. These liabilities could include employment, retirement or severance-related obligations under applicable law or other benefits arrangements, legal claims, warranty or similar liabilities to customers, and claims by or amounts owed to vendors. The Acquisitions could also expose us to tax liabilities and other amounts owed by the QMT Group or AFT. The incurrence of such unforeseen or unanticipated liabilities, should they be significant, could have a material adverse effect on our business, results of operations and financial condition.

The complexity of the integration and transition associated with the Acquisitions may affect our internal control over financial reporting and our ability to effectively and timely report our financial results.

The additional scale the operations of the QMT Group and AFT, together with the complexity of the integration effort, including changes to or implementation of critical information technology systems, may adversely affect our ability to report our financial results on a timely basis. We expect that the Acquisitions may necessitate significant modifications to our internal control systems, processes and information systems, both on a transition basis and over the longer-term as we fully integrate the QMT Group and AFT. If we are unable to accurately report our financial results in a timely manner, or are unable to assert that our internal controls over financial reporting are effective, our business, results of operations and financial condition and the market perception thereof may be materially adversely affected.

The transactions contemplated by the QMT Acquisition Agreement and AFT Acquisition Agreement together with the effects of the 1:1.95 Reverse Stock Split will have a substantial dilutive effect on our Common Stock, which may adversely affect the market price of our Common Stock.

If the transactions contemplated by the QMT Acquisition Agreement and AFT Acquisition Agreement are completed, there will be a total of 11,061,897 shares of ARC Common Stock issued and outstanding (equal to 5,672,767 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). In addition, additional shares are issuable upon conversion of the AFT Convertible Note. If the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC, assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). All such shares of Common Stock will be entitled to participate in any and all dividends and other distributions paid in respect of our Common Stock.

As a result of the issuance of the additional shares of Common Stock together with the effects of the proposed 1:1.95 Reverse Stock Split, the voting interests of our current stockholders will be significantly diluted. For example, a holder of 100,000 shares of Common Stock on the date of this proxy statement would own approximately 3.2% of the voting power of ARC. Immediately after the issuance of the additional shares of Common Stock and after effectiveness of the proposed 1:1.95 Reverse Stock Split, such holder would own approximately 0.90% of the total voting power of ARC. Assuming the issuance after the closing of the Acquisitions of additional shares of ARC’s Common Stock due to the conversion of the principal amount of the AFT Convertible Note, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the aggregate Common Stock issued upon conversion is less than 10% of the Common Stock ownership of ARC; which assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Common Stock after giving effect to the proposed 1:1.95 reverse stock split), the holder of 100,000 shares of Common Stock on the date of this proxy statement would own approximately 0.60% of the total voting power of ARC after giving effect to the proposed 1:1.95 Reverse Stock Split.

The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

The issuance of additional shares of Common Stock could create downward pressure on the publicly quoted price of ARC’s Common Stock.

The consideration for the acquisition of QMT will include the issuance of 5,808,066 shares of ARC’s Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP Holdings Corp. (“QMP”) and QTS Holdings Corp. (“QTS”) (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). Simultaneously, Carret P.T., LP, an affiliate of Brean Murray Carret Group, Inc., will purchase from ARC 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment of $450,594 by Carret P.T., LP. In addition, the AFT Convertible Note, assuming a conversion price calculated as of April 9, 2012, could result, in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). Such additional shares, even though restricted and not eligible for trading unless registered with the SEC or subject to an available exemption from registration, could create downward pressure on the publicly quoted price of ARC’s Common Stock.

The issuance of ARC shares to Quadrant will result in joint control of ARC by Brean Murray and Quadrant.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Following the issuance of the shares contemplated by the Acquisitions, Brean Murray as an affiliate of Quadrant, and Quadrant after receiving shares of ARC Common Stock in exchange for the QMT Membership Interests, together with the purchase of shares by Carret P.T., LP, will collectively beneficially own an aggregate of approximately 62% of ARC’s Common Stock. The outcome of all matters presented to the vote of shareholders of the Company will be determined by Brean Murray and Quadrant. Holders of the minority of shares will therefore have limited rights to influence the outcome of any matters presented to ARC shareholders.

The market price of our Common Stock may experience a high level of volatility.

Stock markets in general have experienced extreme volatility that has often been unrelated to the operating performance of a particular company. These broad fluctuations may adversely affect the trading price of our Common Stock, regardless of our operating performance.

Future acquisitions by the Company may create risks and costs in addition to the currently planned Acquisitions.

The Company may undertake additional acquisitions in the future. Such acquisitions could create unforeseen risks and liabilities which may adversely impact the Company’s results and operations.

Federal regulatory issues could delay the closing of the Acquisitions.

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the related rules and regulations that have been issued by the Federal Trade Commission (the “FTC”), certain acquisition transactions may not be consummated until certain information and documentary material (“Premerger Notification and Report Forms”) have been furnished to the FTC and the Antitrust Division of the Department of Justice (the “Antitrust Division”) and certain waiting period requirements have been satisfied. We have concluded that the notification requirements of the HSR Act will not apply to our proposed acquisition of QMT and AFT. However, if the FTC or Antitrust Division challenges the conclusions of our analysis, we may be required to file a remediating notification regarding the Acquisitions. The filing of such remediating notifications, if required by the FTC or Antitrust Division, could subject the Company to fines and/or other regulatory actions, and/or delay the prospective closings of the Acquisitions. At any time before or after the AFT Acquisition or QMT Acquisition, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the AFT Acquisition, QMT Acquisition or seeking the divestiture of AFT or QMT or the divestiture of substantial assets of ARC or its subsidiaries or of AFT or QMT or their subsidiaries. Any such action by the FTC or Antitrust Division could have a material and adverse effect on our Company and/or cause the termination of our Acquisition plans.

State government review could slow or prevent the Acquisitions.

The Acquisitions may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or disapprove of the AFT Acquisition and/or QMT Acquisition under the circumstances and based upon the review set forth in applicable state laws and regulations. We cannot assure you that one or more state attorneys general will not attempt to file an antitrust action to challenge the AFT Acquisition or QMT Acquisition.

Private litigation may slow or prevent the Acquisitions.

Private parties also may seek to take legal action under the antitrust laws in some circumstances.

The Inability of the Company to satisfy National Securities Exchange listing requirements could impair the closing of the Acquisitions and could adversely affect trading of Company shares Common Stock and the publicly quoted price of the shares.

The closing of the Acquisitions could be delayed if NASDAQ requires ARC to submit a new application for listing on the NASDAQ National Market in connection with the closings of the Acquisition Agreements. The QMT Acquisition Agreement contains a closing condition under which ARC must satisfy the listing requirements of a national securities exchange and qualify for trading of securities prior to closing the QMT Acquisition. Although the management of ARC believes that the Company would satisfy the listing application requirements of NASDAQ, there is also a risk that ARC would not qualify or satisfy the listing requirements for NASDAQ if ARC is required to file a new listing application. The Company may determine to file a new listing application with the American Stock Exchange (the “AMEX”) if it does not qualify for listing on NASDAQ or if the Company determines to seek another national securities trading platform other than NASDAQ. If the Company is unable to satisfy new listing application requirements on NASDAQ or is denied continued listing, or if the Company is unable to obtain approval for listing on the AMEX, the Company expects that its securities would trade on the over-the-counter bulletin board unless and until such time as the Company qualifies for listing on a national securities exchange. If the Company is not able to satisfy the national securities listing requirement it may not be able to close the QMT Acquisition, unless the national securities listing requirement closing condition is waived. Any denial of continued trading of the Company’s securities on NASDAQ, or alternatively on AMEX, could adversely affect the ability of shareholders to trade, sell or margin their shares of the Company and could adversely affect the publicly quoted share prices of the Company’s securities.

Risks Particular to AFT

AFT is vulnerable to changes made by its suppliers.

AFT buys metal powders from a number of different sources, however any particular grade of powder is typically single sourced to reduce variability in the material. Consolidation in the supplier base could negatively impact availability of certain grades of powders.

AFT has particularly concentrated customers.

Approximately 60% of AFT’s U.S. sales and 85% of AFTE’s sales are attributable to its 5 largest customers, with one customer in the U.S. and Europe comprising more than 20% of total sales. Management has been making concerted efforts to diversify AFT’s customer base. The five largest customers of AFT include Black & Decker, Inc., CompX Security Products Inc., Smith & Wesson Corp., and Sturm, Ruger & Co., Poslovni System Cimos.

AFT’s customers have indicated that they are all under significant pressure to cut prices, which may adversely affect orders made to AFT in the future.

Pricing pressure experienced by a significant AFT customer could adversely affect AFT’s prospective profitability. Customers of AFT have indicated that certain purchases may decline in the long term which could adversely affect the business of AFT and our Company in the future.

Short term shortages of raw materials might adversely affect AFT.

For the last several years there has been a shortage worldwide of capacity for certain metal powders resulting in MIM manufacturers being on restricted allocation of those materials (based on historical usage levels). This may adversely affect the ability to grow the business if the alloy required for an application is one of these powders currently on allocation. However, several major metal powder manufacturers have announced significant expansion plans that should eliminate these restrictions over the next few years.

AFT may be adversely impacted by regulations related to the production of firearms.

AFT focuses on six market segments including the production of firearms.  AFT has manufactured gun components for many industry leaders across North America for more than 20 years. Over the years, AFT has produced hundreds of turnkey revolver, pistol and long gun parts for leading gun companies, including Smith and Wesson and Sturm Ruger. Currently, the firearms market segment makes up roughly 45% of total sales of AFT and is a focus area for AFT.  The recent increase in revenues witnessed by AFT was largely driven by both increased demand across most market segments as the economy strengthened and significant new business awarded to AFT by the firearms segment of the business as this segment of the market continued its robust growth. Any increase in federal or state regulations of the firearms industry may reduce the demand for firearms resulting in a reduction in overall sales of firearms by AFT.

AFT may be adversely affected by environmental regulations in the future, some of which may be difficult to predict.

There are no current permitting requirements for AFT at any governmental level, however changes in environmental regulations could change that. In particular, nickel powder (utilized in certain alloys produced) has been identified as a potential carcinogen. Personal protective equipment is utilized by the personnel of AFT in all processes in which nickel powder may become airborne to prevent inhalation. In addition, once the powder is formulated into feedstocks it can no longer become airborne. However, there is the possibility that AFT could become subject to legal liability and/or financial responsibility if any environmental harm is attributed to AFT.

AFT utilizes equipment in its manufacturing process which is potentially dangerous.

AFT utilizes a hydrogen gas atmosphere in its sintering process. AFT has a large liquid hydrogen storage tank on site which is owned and maintained by its gas supplier. The gas is explosive and flammable if exposed to oxygen. AFT’s processes are designed to preclude exposure to oxygen in the sintering furnaces by first eliminating any remaining ambient atmosphere by flooding the furnace with inert argon gas prior to introduction of hydrogen. AFT’s equipment has redundant control and alarm systems to detect hydrogen leaks and shut down all gas flows should a leak or equipment malfunction be detected.

The movement of production to offshore locations could have an adverse effect on AFT’s sales.

AFT’s sales could be negatively affected by decisions by major customers to move production of devices offshore – although historically this has not occurred because of the difficulty to manufacture many of the products AFT provides to those customers. To date, when manufacture has been moved, AFT has continued to ship product into those low cost countries where product assembly has been relocated.

AFT’s profits could be adversely affected by increases in commodity prices.

The prices of metal powders, especially nickel and chrome, are driven by pricing on world commodity markets. Significant increases in prices of metal powders may negatively affect AFT profitability if those increases cannot be passed along to customers due to market conditions. Decisions made by major mining companies as to increasing or reducing capacities for mining and refinement of these metals could also significantly affect supplies.

Risks Particular to FloMet

Of the QMT Group, FloMet has particularly concentrated customers.

Approximately 62% of FloMet’s sales are to its 5 largest customers, with no one customer comprising more than 20% of total sales. FloMet is focusing on customer diversification.

One of FloMet’s most significant customers have indicated that they are under significant pressure to cut prices, which may adversely impact orders made to FloMet.

Pricing pressure experienced by a significant FloMet customer could adversely impact FloMet’s profitability. A significant customer of FloMet has indicated that certain purchases will likely decline in the long term. This customer has informed FloMet that they are moving forward with plans to in-source more of their product into a captive MIM manufacturing facility. They have moved one of their product lines in-house, resulting in a loss of this business for FloMet, and have indicated that they may discontinue another product line, although they have no near-term plans to do so.

FloMet is vulnerable to changes made by its suppliers.

FloMet buys metal powders from a number of different sources, however any particular grade of powder is typically single sourced to reduce variability in the material. Consolidation in the supplier base could negatively impact availability of certain grades of powders.

Short term shortages of raw materials may adversely impact FloMet.

For the last several years there has been a shortage worldwide of capacity for certain metal powders resulting in MIM manufacturers being on restricted allocation of those materials (based on historical usage levels). This may adversely impact the ability to grow the business if the alloy required for an application is one of these powders currently on allocation. However, several major metal powder manufacturers have announced significant expansion plans that should eliminate these restrictions over the next few years.

FloMet may be negatively impacted by environmental regulations in the future, some of which may be difficult to predict.

There are no current permitting requirements for FloMet at any governmental level – however changes in environmental regulations could change that. In particular, nickel powder (utilized in certain alloys produced) has been identified as a potential carcinogen. Personal protective equipment is utilized by the personnel of FloMet in all processes in which nickel powder may become airborne to prevent inhalation. In addition, once the powder is formulated into feedstocks it can no longer become airborne. However, there is the possibility that FloMet could become subject to legal liability and/or financial responsibility if any environmental harm is attributed to FloMet.

FloMet utilizes equipment in its manufacturing process which is potentially dangerous.

FloMet utilizes a hydrogen gas atmosphere in its sintering process. FloMet has a large liquid hydrogen storage tank on site which is owned and maintained by its gas supplier. The gas is explosive and flammable if exposed to oxygen. FloMet’s processes are designed to preclude exposure to oxygen in the sintering furnaces by first eliminating any remaining ambient atmosphere by flooding the furnace with inert argon gas prior to introduction of hydrogen. FloMet’s equipment has redundant control and alarm systems to detect hydrogen leaks and shut down all gas flows should a leak or equipment malfunction be detected.

FloMet could be adversely impacted by changes in the regulation of single use medical devices.

FloMet’s primary market segment is medical devices. Currently most of those applications are single-use devices, discarded after use on a patient to eliminate the potential for infections due to incomplete sterilization. FloMet is not aware of any pending governmental plans to approve the reuse of these single use devices, but new sterilization techniques could be developed that would make reuse a possibility –significantly reducing the market size for these devices.

There are certain contingencies in which FloMet could lose the use of its manufacturing facility.

FloMet leases the land on which its building is located from the City of DeLand. The site is part of a former Naval Air Base. There is a provision in the agreement that deeded the land to the city that the federal government could reclaim the land in certain cases of national emergency, although this is an extremely remote possibility.

FloMet’s sales of products for the medical industry could be adversely affected by new federal regulation.

Demand for FloMet’s products by the medical industry could be adversely affected by provisions of the Patient Protection and Affordable Care Act scheduled to take effect in 2014. Included in this Act are provisions for taxes on medical devices that may negatively impact FloMet’s medical device customers profitability and ability to market certain of their products. Additionally, certain elective medical procedures for which devices utilizing FloMet-manufactured components may be restricted by provisions of this Act.

The movement of production to offshore locations could have an adverse impact on FloMet’s sales.

FloMet’s sales could be negatively impacted by decisions by major customers to move production of devices offshore – although historically this has not occurred because of the difficulty to manufacture many of the products FloMet provides to those customers. To date, when manufacture has been moved, FloMet has continued to ship product into those low cost countries where product assembly has been relocated.

FloMet’s profits could be adversely impacted by increases in commodity prices.

The prices of metal powders, especially nickel and chrome, are driven by pricing on world commodity markets. Significant increases in prices of metal powders may negatively impact FloMet profitability if those increases cannot be passed along to customers due to market conditions. Decisions made by major mining companies as to increasing or reducing capacities for mining and refinement of these metals could also significantly affect supplies.

Risks Particular to Tekna Seal

Changes to the hermetic sealing business could have an adverse impact on Tekna Seal.

Hermetic seals are just part of the package for a customer’s device and are often considered an overly expensive component that the customer would like to eliminate, but can’t due to performance, reliability, environmental, or regulatory constraints. For that reason, customers are continually trying to re-design their products to eliminate the need for hermetic seals or use alternate technologies that are “good enough”. In the consumer electronics and automotive areas they have been largely successful, but in the highest performance and highest reliability markets, true hermetic seals are still required. However, changes in the market could adversely impact Tekna Seal’s profitability.

New technology could render Tekna Seal’s products irrelevant to certain customers.

Technological advances such as “package-on-chip” technology can eliminate the need for a separate hermetic package for electronic devices. This will probably be a real factor in the market for standard electronic packages and custom electro-optical packages, but the current Tekna Seal market base requires physical interaction between the item being packaged and some attribute of the outside world (such as pressure) that will make package-on- chip much more difficult for this type of device.

Availability of materials could disrupt Tekna Seal’s business model.

All of Tekna Seal’s products use relatively common, off-the- shelf, materials, but some, such as platinum and gold, are getting expensive enough to potentially make some projects economically not viable. This is a potential problem for Tekna Seal, however, Tekna Seal’s ability to work with a wider variety of materials may allow the company to turn it into an advantage by helping potential customers design around the material limitations.

Changes in environment regulations in the future may require Tekna Seal to change the materials it uses in its products, with results that are difficult to predict.

All of Tekna Seal’s products are made primarily of non-hazardous materials (stainless steel, nickel, glass, ceramic, etc.) and all of the production processes used to make them are free of hazardous materials. The only exceptions are the solder tinning and electro-plating on the pins specified by some customers. If a customer specifies tin/lead tinning on the pins, that is what Tekna Seal supplies; if lead is prohibited in the future, Tekna Seal plans to supply the alternative material specified by the customers. Tekna Seal subcontracts the electro-plating operations to outside suppliers; it is assumed that future environmental regulations will be fairly applied to all electroplaters equally so Tekna Seal will not be at a competitive disadvantage if costs go up or materials become un-available, however, such predictions cannot be made with certainty.

Tekna Seal may be exposed to product liability suits should its products not work as intended.

Product Liability – Tekna Seal is a custom manufacturer that primarily manufactures hermetic assemblies designed by the customers with performance specifications dictated by the customers. Tekna Seal makes no claim that any given hermetic assembly is suitable for use in aircraft, medical implants, or any other application intended by the customer; it is the customers’ responsibility to design a hermetic assembly suitable for their application. The company has never been threatened with a product liability suit, but that is no guarantee for the future.

A sustained economic downturn could have a negative impact on Tekna Seal’s results of operations.

Economic recession can reduce the demand for all products and services, including air travel and the demand for new aircraft, however, Tekna Seal’s diversified customer base seems to mitigate the effects of economic fluctuations. The recent growth curve for Tekna Seal began with the downturn in the economy in late 2008 and has continued to date, however, Tekna Seal’s growth could be harmed by further downturn.

Tekna Seal faces downward pricing pressure, which may reduce profits.

Tekna Seal manufactures premium products at a premium price; customers and potential customers are continually looking for lower cost suppliers, considering off-shore manufacturing, or bringing operations in-house. Tekna Seal will endeavor to maintain its technological and performance advantages, but motivated competitors have caught-up in the past, and may do so in the future.

Risks Particular to GF&F

Economic downturn could adversely impact GF&F.

GF&F, like most suppliers of components for capital equipment/projects is susceptible to general economic trends. A return to recession would result in reduced demand for new capital equipment which could adversely impact revenues.

An increase in economic activities which require steel could adversely impact GF&F.

Significant increases in global demand for steel could negatively impact GF&F in terms of both increases in prices of purchased forgings and constraints on the availability of steel used in the manufacture of forged flanges.

Political change and instability may adversely impact GF&F’s ability to acquire raw materials.

GF&F purchases a significant portion of its forgings and flanges from suppliers in India and South Korea. Political instability in these areas could negatively impact the company’s ability to secure uninterrupted supplies of materials. Prices of forgings purchased from India may also be negatively impacted by changes in governmental policies regarding exports.

Changes in GF&F’s management could negatively impact GF&F’s ability to operate.

GF&F has a small management team, including a President who is 68 years old. While GF&F has developed a succession plan, changes in management could have significant adverse impact on GF&F’s operations.

GF&F could be forced to change the location of its manufacturing, which could cause disruption and unpredictable changes to its operations.

GF&F’s manufacturing facility is leased from its owner and the entire complex has been for sale. GF&F could need to be relocated should there be issues with new owners. GF&F’s lease expires in 2012, but a new lease is currently under negotiation.

GF&F could face increased competition from China and other low cost countries.

GF&F could face increased competition with flanges from low cost countries like China. GF&F believes that the current risk of such competition is low, as this strategy has been tried in past with resulting product failures. The result was a tightening of regulations and specifications in the United States to exclude Chinese sourced steel bar for forgings and/or flanges for these applications. Attempts at foreign competition could succeed in the future, however, and this could have an adverse impact on GF&F.

GF&F, like other QMT Group, has a small number of customers who dominate sales; should any of these customers cease to operate, GF&F could be adversely impacted.

GF&F’s five largest customers comprise approximately 41% of total sales. These customers are not concentrated in any one market segment. GF&F is focusing on increasing its customer base, including engaging in a telephone sales program and attending industry conventions as well as developing an enhanced company website. There can be no assurance or guaranty that GF&F will be successful with respect to its new sales and marketing endeavors.

GF&F’s competitors shape the price for flanges.

Larger manufacturers/distributors of flanges are price leaders in the domestic flange markets. GF&F has limited ability to raise prices on commodity-type flanges unless those larger competitors lead price increases.

Risks Particular to TubeFit

The price of steel impacts TubeFit’s profits.

Pricing and availability of steel in the world market has a large impact on pricing of these products at the manufacturer level. TubeFit’s margins may be negatively impacted by price increases by its suppliers that it is unable to pass along immediately to its customers because of competitive decisions by its larger competitors in its market areas.

Shortages in steel may adversely impact TubeFit’s ability to operate.

During certain times, shortages of quality steel bar may adversely impact the manufacturers, resulting in supply shortages at the distributor level. TubeFit is attempting to establish multiple vendor relationships to mitigate this risk factor.

TubeFit could be adversely impacted by targeted competition.

Because it is a small start-up, TubeFit could be negatively impacted should a larger competitor decide to specifically target it from a competitive basis. However, management considers this to be unlikely because the overall market in the area is growing substantially because of the growth in the energy markets where many of the products are used.

Political change and instability may adversely impact TubeFit’s ability to acquire raw materials.

Suppliers of fittings and flanges are primarily located in India and South Korea. Political instability either internal to those countries or external threats from unstable neighboring countries could adversely impact the ability of those suppliers to maintain normal supplies. Domestic policy changes in India under consideration could negatively impact pricing of components purchased from manufacturers in that country which could have near-term negative impacts on margins.

Changes in the global economy could adversely impact TubeFit.

A significant slowdown in the global economy that also adversely impacts domestic demand for energy sources could reduce overall demand for TubeFit’s products.

TubeFit has only recently commenced its involvement in the metal component fabrication industry. The uncertainty and costs associated with our support of the growth and development of TubeFit in the metal component fabrication industry and its continued integration into QMT could adversely affect our overall results of operations.

TubeFit was formed on November 1, 2011. TubeFit has had limited involvement in the metal component fabrication industry. In addition, although we believe the management and personnel for TubeFit are experienced in the metal component fabrication industry, we cannot assure you that we will be able to successfully grow, develop and integrate TubeFit as a meaningful contributor into the overall QMT business. In particular, the significant risks associated with TubeFit regarding its recent involvement in the metal component fabrication industry include the following:

•	our ability to attract new customers to TubeFit and retain existing customers;
•	diversion of management’s time and focus from operating our business to address TubeFit integration challenges;
•	cultural and logistical challenges associated with integrating new TubeFit employees;
•	our ability to integrate the combined products, services and technology with TubeFit;
•	the integration and migration to TubeFit of the QMT technology platforms;
•	our ability to cross-sell TubeFit products to new and existing clients;
•	our ability to realize expected synergies with TubeFit;

•	the need to implement into TubeFit internal controls, procedures and policies appropriate for the public company, including, but not limited to, processes required for the effective and timely reporting of the financial condition and results of operations of the newly acquired business, both for historical periods prior to the acquisition and on a forward-looking basis following the acquisition;
•	possible write-offs or impairment charges that result from TubeFit;
•	unanticipated or unknown liabilities that may arise in connection with the TubeFit businesses;
•	the need to fully integrate the QMT accounting, management information, human resources, and other administrative systems to permit effective management at TubeFit; and
•	any change in one of the many complex federal or state laws or regulations that govern any aspect of the financial or business operations of TubeFit, and the interface of the businesses with QMT as a whole.

If the actual outcomes of one or more of the risks discussed above are detrimental to TubeFit, our overall business could be adversely affected.

Risks Particular to ARC

A material disruption at any of manufacturing facilities operated by ARC could adversely affect our ability to generate sales and meet customer demand.

If operations at the manufacturing facilities operated by ARC were to be disrupted as a result of significant equipment failures, natural disasters, power outages, fires, explosions, terrorism, adverse weather conditions, labor disputes or other reasons, our financial performance could be adversely affected as a result of our inability to meet customer demand for our products. Interruptions in production could increase the cost of our sales. Any interruption in production capability could require us to make substantial capital expenditures to remedy the situation, which could negatively affect our profitability and financial condition. We will maintain property damage insurance which we believe to be adequate to provide for reconstruction of facilities and equipment, as well as business interruption insurance to mitigate losses resulting from any production interruption or shutdown caused by an insured loss. However, any recovery under our insurance policies may not offset the lost sales or increased costs that may be experienced during the disruption of operations, which could adversely affect our business, financial condition and results of operations.

INFORMATION ABOUT THE QMT ACQUISITION

QMT Transaction Structure

On April 6, 2012, ARC entered into the QMT Acquisition Agreement with the QMT Sellers in which ARC will acquire all of the Membership Interests from the QMT Sellers. Under the terms of the QMT Acquisition Agreement, at the closing, we will, in exchange for all of the issued and outstanding Membership Interests of QMT, issue an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), consisting of 5,808,066 shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP and QTS (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split).

The QMT purchase price is approximately $31,432,000, to be paid through the issuance of ARC common stock. The financial analyses contained in the fairness opinion prepared by Aranca (as described below), and attached hereto as Annex F, provides significantly higher values for QMT: under Public Company Trading Analysis ($59 to $65 million); under Discount Cash Flow ($56 to 64 million); and under Equity Value ($53 to $61 million and $48 to $55 million, as adjusted). The difference between the acquisition price of QMT and the independent valuation is attributable to the vigorous negotiation by the Special Committee on behalf of the disinterested public ARC shareholders. The Special Committee strongly believed, and Quadrant ultimately conceded, that first priority should be given to the protection of the interests of the disinterested ARC shareholders.

Simultaneously with the closing of the QMT Acquisition, Carret P.T., LP, an affiliate of Brean Murray Carret Group, Inc., will purchase from ARC 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for cash investment in ARC of $450,594.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. The remaining twenty-six percent (26%) of QMT is owned by the Non-Controlling QMT Investors. QMT owns 95.64% of the membership interests of FloMet LLC, 93.78% of the membership interests of Tekna Seal LLC, 90% of the membership interests of General Flange & Forge LLC and 90.0% of the membership interests of TubeFit LLC.

Accounting Treatment

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Background to the QMT Acquisition

In October 2011, Jason Young, ARC’s Chairman, initiated discussions with Robert Marten, President of QMT, regarding a potential transaction between QMT and ARC.  Mr. Marten and Mr. Young spoke on a serial basis on the telephone regarding a potential transaction throughout the month of October.  Mr. Young indicated that ARC is continuously evaluating potential acquisition targets that could provide ARC a strong combined foundation for organic growth and/or establish strong platforms to provide scale and revenue diversity. In that regard, Mr. Young discussed with Mr. Marten the possibility of QMT being a potential acquisition target for ARC; as the Managing Director of Quadrant, the largest single interest holder of QMT, Mr. Young was already familiar with the business, operations and management of QMT and its subsidiaries. They discussed the benefits of combining the businesses, in particular how QMT could potentially be a value-creating acquisition adding growth platforms to provide ARC with the scale and revenue diversity it has been seeking for the past several years. Furthermore, Mr. Marten discussed with Mr. Young potentially combining the two businesses of AFT and QMT under the ARC public umbrella. Mr. Marten further discussed how QMT and AFT were both leading players in their key markets and offered attractive synergies, including cross fertilization of product/customer applications, expanded R&D capabilities, and operational synergies, among others. In light of a number of strategic advantages expected from the proposed combination of ARC, QMT and AFT, Mr. Young requested that Mr. Deinard conduct preliminary analysis on combined QMT and AFT acquisitions.

Mr. Marten continued the discussions in November 2011 regarding the possible acquisition of QMT by ARC and suggested to Mr. Young that ARC simultaneously purchase AFT together with QMT.  AFT is a leading manufacturer of precision, miniature Metal Injection Molding (“MIM”) components and a direct competitor of FloMet, one of the QMT Group companies. Due to the competing nature of the two businesses, FloMet routinely competes with AFT for new business and often finds them as a competing bidder on customer quotes. As the CEO and President of FloMet, Mr. Marten is very familiar with AFT and its MIM operations.

Mr. Young requested that Mr. Deinard conduct preliminary analysis on possible combined QMT and AFT acquisitions.  After a favorable preliminary assessment, Mr. Young negotiated a non-binding letter of intent between QMT and AFT that was signed on November 22, 2011. ARC and QMT subsequently negotiated and executed a non-binding term sheet and QMT assigned its non-binding rights under the AFT letter of intent to ARC.

The material terms of the non-binding letter of intent signed on November 22, 2011 between QMT and Precision Castparts Corp. (“PCC”), included the following:

QMT proposed to acquire 100% of the stock of AFT, a Colorado corporation, from PCC, which would have divested its Thixoforming division prior to the closing of the acquisition, and 100% of the assets of AFT-Europe (collectively, the “Business”), free and clear of any liens, charges, restrictions or encumbrances.

The purchase price for the Business would be $43 million (the “Purchase Price”) to be paid as follows: $25.4 million of the Purchase Price to be paid in cash from existing QMT resources, not subject to financing contingencies; and $17.6 million of the Purchase Price would be in the form of subordinated convertible note (the “Convertible Note”) of ARC. At closing PCC would make an election pursuant to Section 338(h)(10) of the Internal Revenue Code with respect to sale of the stock which would result in $16 million of goodwill as well as an additional $1.2 million in machinery & equipment book value as of closing of the acquisition.

The closing of the acquisition of the Business would be concurrent with the acquisitions of QMT and its current subsidiaries (FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC, and TubeFit LLC) into ARC.

The terms for the Convertible Note would be the following: Maturity date on the fifth anniversary of the date of issuance (subject to acceleration on certain events), interest would be at a rate equivalent to 5-year U.S. T-bill Rates, to be reset on each annual anniversary from the date of issuance. Interest would be paid quarterly in cash in arrears. No dividends would be paid on ARC common stock or preferred stock nor any share repurchases be made while any principal or interest on the Convertible Note remains outstanding. The Convertible Note would be subject to acceleration of repayment in the case of certain events.

The Convertible Note would be subordinated to (i) the first priority security interest on assets of credit line creditor securing indebtedness outstanding and (ii) the security interest on assets of any commercial bank, provided that the additional indebtedness (net of cash), at the time it is incurred, does not cause the total indebtedness (net of cash) to ARC’s secured lenders, excluding PCC’s Convertible Note, to exceed three times the trailing, adjusted, pro-forma 12 months EBITDA of ARC.

At any time prior to the Maturity Date, the outstanding principal balance and accrued but unpaid interest, if any, of the Convertible Note may be converted into common stock of ARC (“Common Stock”) under certain conditions.

Conditions to closing provided that a definitive proposal would not be subject to material conditions or contingencies beyond the completion of the following: (i) confirmatory due diligence, including calls or visits with the top customers; (ii) QMT being satisfied that AFT’s major customers and suppliers would continue to trade with QMT/ARC on substantially the same terms as currently, following an acquisition; and (iii) no material adverse change in AFT’s business.

The consummation of any transaction would be conditioned upon QMT and ARC having received approvals from their boards, as well as any regulatory, government or other approvals which would be necessary or desirable.

The letter of intent included confidentiality provisions and exclusivity provision whereby QMT would have exclusive rights to complete negotiation of the proposed transaction for the period of 60 days from the date of the execution of this letter, so long as QMT negotiated in good faith to expeditiously execute a definitive agreement in accordance with the terms of the letter. The letter of intent was non-binding, except for the provisions regarding confidentiality and exclusivity.

The preliminary terms of the Purchase Agreement, Convertible Note and the other ancillary documents were negotiated from November 2011 to April 2012 between officers and designated employees of ARC and PCC and their respective counsel, who negotiated on behalf of their respective clients. Over the course of those several months, the officers of ARC and authorized employees of PCC also engaged in discussions on the commercial terms to be included in the Purchase Agreement, Convertible Note and the ancillary documents.

PCC desired to include a traditional working capital adjustment in which the working capital of AFT, excluding the Thixoforming Division, and the Acquired Operation on the day of closing is compared to the working capital on the date of the balance sheet. ARC proposed a working capital adjustment based on the ratio of net working capital to net sales of AFT, excluding the Thixoforming Division, and the Acquired Operation for the 12 month period immediately preceding the closing. The purchase price would be adjusted higher or lower based on whether it is higher or lower than a specified percentage. PCC agreed to the ratio approach to the working capital adjustment and the parties subsequently agreed to 25% as the percentage threshold.

PCC originally requested that the sale of AFTE be an asset sale. However, the parties agreed that in order to reduce the potential assumption of closing tax liabilities by ARC, the transaction would be structured as a sale of the stock of AFT SPV, following the transfer of all of the assets of the Acquired Operation to AFT SPV.

During the course of the negotiations, PCC agreed to adjust the scope of certain of the representations and warranties in the Purchase Agreement. At the request of ARC, PCC and AFTE agreed to represent and warrant that, to their knowledge, there are no product liability claims relating to any products of PCC and the Acquired Operation. ARC requested that the PCC and AFTE clarify the representations regarding the operating condition of the real and personal property. PCC also agreed to provide a representation that the Acquired Operations have been operated in material compliance with applicable environmental laws and that all applicable permits will be in full force and effect at closing.

There was extensive negotiations and discussions regarding whether the representations and warranties would be true and accurate at signing as well as closing, with the parties agreeing that they would be true and accurate at both dates. The parties also negotiated who would pay for the transfer taxes, which shall be shared equally by the parties, and the treatment of the product liability claims and the thresholds and coverage of the indemnities.

ARC requested and PCC agreed to include a volume limitation in the Convertible Note so that PCC may not sell any Common Stock on the exchange or market if this sale would exceed more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date. Further, if PCC sells the Common Stock issued upon conversion of the AFT Convertible Note within five business days of its issuance, PCC shall pay to ARC the amount, if any, by which the sale proceeds of the Common Stock (the "Sale Proceeds") exceed the corresponding principal and interest of the AFT Convertible Note that PCC converted into Common Stock (the "Note Proceeds"). PCC agreed to ARC's request that ARC may pay PCC to the extent the Note Proceeds exceed the Sale Proceeds by increasing the principal of the AFT Convertible Note on a dollar-for-dollar basis.

The material terms of the non-binding term sheet between ARC and QMT included the following (some of terms originally contemplated in the term sheet were revised during the course of negotiations of the definitive documentation):

For ARC to acquire 100% of the outstanding equity securities of QMT in exchange for newly issued common stock (the “Common Stock”) of ARC (the “Transaction”) and for QMT to become a direct subsidiary of ARC, and each of QMT’s direct subsidiaries, FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (collectively with QMT, “QMT”), to become indirect subsidiaries of ARC.

The aggregate value of consideration to be provided by ARC to the QMT Members (the “Base Price”) in the Transaction would be determined in negotiation between a Special Committee of the Board of Directors of ARC (the “Special Committee”) and the QMT Members following completion by the Special Committee of due diligence on QMT, including, without limitation, the receipt of an independent professional valuation of QMT.

At the closing of the Transaction (the “Closing”), for all of the outstanding membership interests of QMT to be exchanged for a number of shares (the “Exchange Shares”) of Common Stock equal to (i) the Base Price divided by (ii) $4.00 (the “Exchange Price”). Notwithstanding the foregoing, if the Exchange Shares have an aggregate Closing Value (defined below) greater than a specific price per share (the “Cap Price”) to be agreed upon by the Special Committee and QMT, then the Exchange Price would be increased to equal the Cap Price. For purposes of the Term Sheet, the “Closing Value” would be defined to mean the average closing price per share of the common stock for the 10-day period ending 5 days prior to the Closing.

The Closing of the Transaction would be subject to customary closing conditions, and the following special closing conditions which could not be waived by ARC, other than by action of the Special Committee:

•	Regulatory approvals including Hart-Scott-Rodino (HSR) approval, if required;

•	Approval of the Transaction by a majority of the ARC shares held by the disinterested shareholders entitled to vote thereon and present in person or by proxy;

•	Completion by ARC of the acquisition of 100% of the stock of Advanced Forming Technology, Inc. and 100% of the assets of AFT-Europe (collectively, “AFT”); and

•	Amendment of the Financial Advisory Agreement, dated as of January 23, 2009, between Quadrant Management, Inc. and ARC on terms reasonably acceptable to the parties, including the Special Committee.

The ARC-QMT Term Sheet also addressed fiduciary matters, whereby ARC would not be restricted from soliciting or engaging in discussions regarding alternative proposals prior to the Closing; and ARC, acting through its Special Committee, would have the right to change its recommendation to the ARC shareholders and/or terminate the Transaction if it determined that a recommendation change is required by its fiduciary duties as a result of the receipt of a “Superior Proposal” or otherwise. The governing law of the Term Sheet was agreed to be the laws of New York.

The ARC-QMT Term Sheet included provisions that the Company would use commercially reasonable efforts to cause a registration statement covering the resale of the Exchange Shares to be filed and declared effective by the Securities and Exchange Commission as soon as reasonably practicable; and the Company would use commercially reasonable efforts to maintain the effectiveness of such registration statement until such time as the Exchange Shares may be sold without restriction under Rule 144 promulgated under the Securities Act of 1933, as amended, or otherwise.

Key executives of QMT would continue their respective employment agreements and noncompetition agreements with QMT and not enter into new employment agreements, subject to further discussion among the parties.

The Term Sheet provided that the Definitive Agreement would contain covenants, representations and warranties of QMT and the QMT Members (collectively, the “Sellers”) customary for transactions of this nature and that the parties would maintain confidentiality regarding the transaction until the definitive agreement was signed (the “Confidentiality Provision”) and that the parties would each pay for their own respective costs and expenses (the “Expenses Provision”).

Prior to the Closing, the Sellers would cause QMT and each of its subsidiaries to maintain their respective assets and capital and operate their respective businesses only in the ordinary course of business.

The QMT Members agreed to indemnify ARC for losses arising from breaches of representations, warranties and covenants included in the Definitive Agreement. Other than in circumstances of fraud and intentional misrepresentation or for breaches of covenants and fundamental warranties, the Sellers’ collective liability would be limited to the Base Price.

ARC would file a proxy statement with the SEC whereby ARC would seek consent of its shareholders for (i) the increase in authorized capital; (ii) change of corporate name to Arc Consolidated, Inc. (subsequently revised to ARC Group Worldwide Inc.); (iii) approval of the QMT acquisition; and (iv) approval of the AFT acquisition.

QMT and QMT Members would not entertain, solicit or encourage any inquiry or proposal from any third party concerning the acquisition of all or a substantial portion of the business or equity securities of QMT; and

Mutual acknowledgement that the Term Sheet did not contain all matters upon which an agreement must be reached in order for the Transaction to be consummated, and, that except with respect to the provisions for “Confidentiality,” “Expenses,” and “Governing Law,” the Term Sheet would not be binding nor would it create any obligation, fiduciary relationship or joint venture between the parties.

The preliminary terms regarding the Term Sheet were negotiated in the context of the discussions and negotiations between Messrs. Marten and Young.

The definitive terms of Agreement between QMT and ARC were negotiated over the course of several months between counsel of ARC and special counsel to the Special Committee, together with direct discussions on business points between officers of ARC and members of the Special Committee. The main points of negotiation included the scope of representations and warranties, the extent of covenants to be performed by QMT, the nature of amendments and waivers to be provided by Quadrant with respect to its contractual agreements with ARC, the scope of the Superior Offer rights of ARC, subject to review and consent of the Special Committee, the valuation and purchase price terms and conditions for issuance of ARC shares in exchange for acquiring QMT, closing condition requirements, and the coverage, operation and limitations of the indemnification provisions.

Mr. Young and Mr. Deinard informally discussed the possible combined acquisition of QMT and AFT with members of the Board of Directors in December 2011. The rationale for the combined acquisition was based upon providing a strong combined foundation for organic growth in a developing global industrial sector and establishing several strong platforms to provide scale and revenue diversity. In the course of discussions with the Board, Messrs. Young and Deinard covered many of the same issues which had been discussed with Mr. Marten regarding a potential transaction between QMT and ARC related to the course of ARC continuously evaluating potential acquisition targets that could provide ARC a strong combined foundation for organic growth and/or establish strong platforms to provide scale and revenue diversity. Messrs. Young and Deinard discussed the possibility of QMT being a potential acquisition target for ARC and disclosed to the Board; as Managing Directors of Quadrant, the largest single interest holder of QMT, Messrs. Young and Deinard were already familiar with the business, operations and management of QMT and its subsidiaries. They discussed the benefits of combining the businesses, in particular how QMT could potentially be a value-creating acquisition adding growth platforms to provide ARC with the scale and revenue diversity it has been seeking for the past several years. Messrs. Young and Deinard disclosed Mr. Marten’s proposal to potentially combine the two businesses of AFT and QMT under the ARC public umbrella, and conveyed to the Board Mr. Marten’s observations regarding how QMT and AFT were both leading players in their respective key markets and offered attractive synergies, including cross fertilization of product/customer applications, expanded R&D capabilities, and operational synergies, among others. Messrs. Young and Deinard discussed with the Board their preliminary due diligence assessment and analysis regarding undertaking the combined QMT and AFT Acquisitions.

Due to the affiliated control relationships of Quadrant with respect to ARC and QMT, our Board of Directors appointed the Special Committee in January 2012, consisting of two disinterested ARC directors, formed to represent the interests of the disinterested shareholders of ARC.  The disinterested directors serving on the Special Committee are Jonathan Bernstein and Lynn Wunderman.  Subsequent to the date of formation of the Special Committee in January 2012, Mr. Jerrold Abrahams was appointed as an additional independent director to the Board of ARC but he did not join the Special Committee.

The Special Committee interviewed several law firms to serve as independent counsel before selecting its own special legal counsel, at its sole determination, on the basis of qualifications, experience and fee estimates. The Special Committee also interviewed several financial advisers before selecting Aranca.  The Special Committee also engaged a financial consultant, Piton Advisors, LLC, based in New York City, to assist in analyzing various aspects of the proposed transactions. The New York City office of the law firm of Garvey Schubert Barer was engaged as independent legal counsel to the Special Committee of the Board of Directors.

The Special Committee was granted a broad mandate of authority to independently critically review, negotiate at arm’s length, and evaluate the acquisition of QMT, as well as to explore alternatives.  The Special Committee was charged with assuring that all relevant facts relating to the acquisition of QMT, including any and all relationships, conflicts, available projections, and financials and relevant history, are considered and that relevant and material information is disclosed to the disinterested shareholders so that the shareholders can make an informed decision about whether to approve the acquisition of QMT.  As part of the QMT Acquisition, the Special Committee negotiated with Quadrant for the waiver of certain provisions of the ARC Advisory Agreement and the Letter Agreement providing that Quadrant receive certain closing transaction fees from the AFT Acquisition and QMT Acquisition.

On February 6, 2012, the Special Committee met to discuss the transaction. During the meeting representatives of Garvey Schubert Barer provided a detailed presentation to the members of the Special Committee regarding the role of the Special Committee and their fiduciary duties as members of the Special Committee.

At this meeting the Special Committee also discussed the appointment of an independent financial advisor. The committee interviewed with several potential financial advisors, including Aranca. In its selection of financial advisor, the Special Committee noted that Aranca had been contacted by Mr. Deinard in mid-December 2011 to discuss Aranca’s potential engagement as an independent financial advisor in connection with the proposed transaction. Mr. Deinard and representatives of Aranca thereafter engaged in discussions of the proposed transaction and the scope of work anticipated to be performed by Aranca in its role as independent financial advisor. The discussions among Mr. Deinard and Aranca culminated in the execution of an engagement letter between ARC and Aranca on December 27, 2012. At the February 6, 2012 meeting the Special Committee determined to select Aranca as its independent financial advisor on the basis of the Special Committee’s separate assessment of Aranca’s capabilities and independence; subject, however, to completion of additional reference checks, and to the negotiation of an engagement letter which would replace the letter executed on December 27, 2012.

On February 2, 2012, the Special Committee received a draft non-binding term sheet regarding the proposed acquisition of QMT. The term sheet proposed that the acquisition of QMT be structured as a reverse merger in which QMT would become a wholly owned subsidiary of ARC. The consideration to be paid by ARC in the merger was proposed to consist solely of shares of ARC’s common stock, with the number of shares to be issued at the closing to equal (i) a fixed reference price determined pursuant to an independent professional valuation of QMT’s business divided by (ii) the volume-weighted average trading price of ARC’s common stock on the NASDAQ Capital Market for the thirty (30) days preceding the initial announcement of the transaction. Additionally, the Term Sheet provided for the payment to Quadrant Management of a transaction completion fee equal to two percent (2%) of the combined AFT and QMT acquisition values.

On February 8, 2012 and February 10, 2012 the Special Committee met with representatives of Garvey Schubert Barer to discuss due diligence on the proposed transaction and the terms of the proposed transaction as represented by the initial draft term sheet received by the Committee.

On February 14, 2012 Aranca was engaged as independent financial advisor to the Special Committee pursuant to a revised engagement letter. The revisions to the engagement letter clarified Aranca’s engagement as financial advisor solely to the Special Committee, and confirmed certain deliverables and other aspects of Aranca’s scope of work. On February 15, 2012 the Special Committee engaged Piton Advisors, an independent financial consultancy, to assist the Special Committee in analyzing the financial data and projections provided by QMT and evaluating the work produced by Aranca.

On February 17, 2012 the Special Committee met with representatives of Garvey Schubert Barer to review due diligence matters and to discuss proposed revisions to the initial term sheet received by the Special Committee.

The revised Term Sheet included proposed revisions to the terms related to the purchase price and exchange ratio. Specifically, the revised Term Sheet provided that the purchase price would be determined by negotiations between the Special Committee and QMT, and not by reference to the results of a third party valuation. The revised term sheet provided further that the value of the ARC common stock for purposes of determining the number of shares issuable as consideration in the transaction would be fixed at Four Dollars ($4.00) per share, subject to increase in the event the average closing price per share for the ARC common stock for the ten (10) day period ending five (5) days prior to the closing was greater than a certain price per share to be agreed-upon by the Special Committee and QMT.

Additionally, the revised term sheet included revised and additional terms relating to:

•	closing conditions including conditions requiring: (i) approval of the proposed transaction by a majority of ARC’s disinterested shareholders and (ii) delivery of amendments to the agreements between Quadrant and the Company on terms reasonably acceptable to the Special Committee;
•	elimination of the proposed two percent (2%) transaction fee to be paid by ARC to Quadrant upon completion of the AFT and QMT acquisitions;
•	a prohibition on QMT’s ability to distribute cash or other property prior to the closing;
•	fiduciary matters relating to ARC’s ability to solicit or engage in discussions regarding alternatives to the transaction and to change its recommendation to ARC’s shareholders and/or terminate the transaction in the event it received a superior proposal to the transaction; and
•	indemnification obligations of QMT for breaches of representations, warranties and covenants contemplated to be included in the definitive purchase agreement.

The revisions to the term sheet also reflected modifications conforming the term sheet to discussions undertaken among the parties during the period between circulation of the initial draft term sheet and the circulation of the revised term sheet, including changes to reflecting a transaction structured as a direct sale by the respective holders of the QMT membership interests in exchange for newly issued shares of ARC.

Between February 17, 2012 and February 26, 2012, the parties and their advisors engaged in various communications regarding due diligence and related matters. On February 26, 2012 Garvey Schubert Barer circulated an initial draft of the Membership Interest Purchase Agreement (the “Purchase Agreement”) among the parties and their respective advisors. Although the term sheet was never executed, the draft Purchase Agreement was substantially reflective of the terms indicated in the February 17, 2012 term sheet.

On February 27, 2012 Mr. Jerrold Abrahams was appointed to our Board of Directors. Although Mr. Abrahams was determined by our Board of Directors to be disinterested in regard to the QMT transaction, he was not asked to join the Special Committee.

On March 6, 2012, Wuersch & Gering circulated a revised draft of the Purchase Agreement. The draft included revisions limiting the scope of the representations and warranties and indemnification obligations of Quadrant and the other QMT Sellers, the elimination of provisions allowing ARC to change its recommendation to its shareholders and/or terminate the transaction in the event it received a superior proposal, and provisions permitting QMT to make pre-closing cash distributions to its members. The revised draft reflected the parties’ agreement that for purposes of determining the total number of shares of ARC common stock delivered in exchange for the QMT membership interests the value of each such share would be fixed at $4.00, without adjustment based on variation in the market price of the ARC common stock.

At a meeting held on March 7, 2012 a representative of Piton Advisors reported to the Special Committee on diligence discussions conducted with representatives of ARC, QMT and Quadrant, and on Piton’s analysis of the valuation methodologies and conclusions reflected in Aranca’s draft valuation report previously circulated to the Special Committee. The Special Committee also discussed the draft Purchase Agreement circulated by Wuersch & Gering on March 6, 2012.

The Special Committee met again on March 13, 2012 to discuss further the revised terms of the Purchase Agreement, as reflected in the draft circulated on March 6, 2012. On March 14, 2012 Garvey Schubert Barer circulated a revised draft of the Purchase Agreement among the parties. Among other changes, the draft proposed revisions to the representations, warranties and indemnification obligations, the provision permitting termination in the event of a superior proposal, and the provisions restricting QMT from making distributions prior to the Closing.

On March 17, 2012 the members of the Special Committee participated in a teleconference with representatives of Quadrant and QMT to continue negotiations over the Purchase Agreement. Representatives of Wuersch & Gering and Garvey Schubert Barer also participated in the teleconference. The discussion centered primarily on the terms and limitations on indemnification, arrangements to secure the indemnification obligations of the QMT sellers via an escrow or guarantee by Quadrant and provisions providing limitations on QMT’s ability to distribute cash or property prior to the closing.

On March 19, 2012 Wuersch & Gering distributed a revised version of the Purchase Agreement. The revisions reflected:

•	An agreement by Quadrant Management, Inc. to guarantee certain indemnification obligations of the QMT sellers;
•	A purchase price of $32,048,264;
•	A provision permitting QMT to make distributions to its members prior to the closing, provided that QMT have at least $250,000 in cash on hand at the closing, and requiring ARC to cause to pay to the QMT sellers after the closing any cash held by QMT at the closing; and
•	Certain modifications to the provisions regarding the indemnification obligations of the QMT sellers and limits thereon.

During the following weeks, additional drafts of the QMT Acquisition Agreement were exchanged between the Special Committee, the QMT Sellers, Quadrant and the legal advisors. The revisions focused primarily on the scope of the representations and warranties, the nature of the indemnity obligations of the QMT Sellers, the security for these obligations, the amendment to the Letter Agreement between QMT and Quadrant, and the specific scope of the fiduciary out provision allowing ARC to change its recommendation to its shareholders and/or terminate the transaction in the event it received a superior proposal. The parties continued to negotiate limitations on QMT’s ability to make distributions to its members prior to the closing, and the drafts proposed by the parties reflected various proposals related to this issue. Subsequent drafts also included provisions regarding the sale of shares to Carret P.T., LP and conditions related to continued listing of the ARC’s common stock following the closing of the transaction on the NASDAQ Capital Market or another national securities exchange. The specific purchase price reflected in the drafts was revised several times, with the final negotiations resulting in a purchase price of $31,431,592.

The Special Committee met on multiple occasions during this time period to discuss the progress of negotiations, the iterative revisions to the Purchase Agreement and due diligence matters.

On March 20, 2012, the Special Committee met with representatives of Aranca, Piton Advisors and Garvey Schubert Barer to discuss an updated draft valuation report prepared by Aranca. The Special Committee again met with representatives of Aranca and GSB on March 27, 2012 to receive an updated valuation report from Aranca. At the March 27, 2012 meeting Aranca representatives provided an updated summary of the scope and results of its analysis and orally confirmed Aranca’s opinion that the proposed acquisition of QMT was fair, from a financial point of view, to ARC and its disinterested shareholders based on the most recent indicative terms. Aranca confirmed its final written valuation report and fairness opinion would be provided to the Special Committee upon confirmation of the final terms of the transaction.

The Special Committee did not consider any alternative transactions through the date of the signing of the QMT Acquisition Agreement. The Special Committee has continuing authority until closing of the QMT Acquisition to assess superior proposals and may change its recommendation to the ARC shareholders and/or terminate the Transaction if it determines that a recommendation change is required by its fiduciary duties as a result of the receipt of a “Superior Proposal” or otherwise.

 The acquisition price of QMT was negotiated by the Special Committee on behalf of the disinterested public ARC shareholders and by Quadrant on behalf of the owners of QMT. The price of QMT was calculated based on an Enterprise Value of seven (7) times QMT’s EBITDA for the twelve month period ending February 29, 2012. The parties to the negotiation believed that this multiple was favorable to the disinterested ARC shareholders both on its own merit and because QMT was forecasting significant EBITDA growth for the coming months. The subsequent analysis by Aranca confirmed the favorable nature of this price for the disinterested ARC shareholders.

The Special Committee convened a teleconference on April 5, 2012 to review the final terms and conditions of the proposed QMT Acquisition and discussed the valuation with representatives of Aranca. The Special Committee unanimously determined to make a recommendation to the entire Board of Directors to approve QMT Acquisition, having concluded that the terms of the QMT Acquisition are fair to the disinterested shareholders of ARC and in the Company’s best interests.  On a conference call of the entire Board of Directors held later on April 5, 2012, the Special Committee recommended to the entire Board that the QMT Acquisition be approved. The Board of Directors then unanimously adopted resolutions on April 5, 2012 that the QMT Acquisition be approved and submitted to the vote of the disinterested shareholders of ARC for authorization to close the QMT Acquisition. On the basis of the Board actions, the officers of ARC were authorized to execute and deliver the QMT Acquisition Agreement which was signed on April 6, 2012.

Conflicts of Interest

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. In addition, the following officers and directors of ARC are also affiliated with Quadrant and Brean Murray: Mr. Jason Young, ARC’s Chairman, Mr. Theodore Deinard, ARC’s Interim Chief Executive Officer, Acting Chief Financial Officer and Director and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Deinard is also related by marriage to an officer of Quadrant. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Messrs. Young and Deinard have recused themselves from all deliberations and voting of the Board in respect of the QMT acquisition matters. Mr. Young, Mr. Deinard and Ms. Kaur do not directly own any shares of ARC in their own respective names and are not deemed to beneficially own Company shares through any entities other than Brean Murray or Quadrant. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray. Mr. Viktor Nemeth, a director of ARC, is the brother-in-law of Mr. Alan Quasha who serves as the Co-Chairman of Brean Murray and the President of Quadrant Management, Inc. In addition, Quadrant is party to a financial services advisory agreement with ARC pursuant to which Quadrant renders advisory and management services to ARC. Quadrant also renders the same type of services to QMT under a corresponding letter agreement with QMT.

In accordance with the financial advisory agreement between QMT and Quadrant, in consideration for services provided by Quadrant, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012. Annual fees through the maturity date of December 31, 2013 shall be $250,000 per year.

As a result of these affiliated relationships, Brean Murray will vote separately from all other shareholders on the QMT Acquisition. The QMT Acquisition and the Securities Sale will be authorized to close only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be deemed to be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved, and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

Due to the affiliated relationships among ARC, Brean Murray, Quadrant and QMT, our Board of Directors has appointed a Special Committee, consisting of Jonathan Bernstein and Lynn Wunderman. The Special Committee has been advised by independent financial and legal advisors. The Special Committee has independently negotiated the terms of the QMT Acquisition and has recommended to our full Board of Directors to close the QMT Acquisition.

Opinion of Our Financial Advisor Regarding the QMT Acquisition

The Special Committee of the Board of Directors of ARC hired a valuation services firm, Aranca, to conduct independent valuation of the businesses and render a fairness opinion. Aranca is a global provider of end-to-end valuation services, customized investment and business research, and intellectual property research services. Aranca specializes in providing independent valuation services to privately held companies in the US and UK. Since inception, Aranca has conducted valuations for over 1500 public companies as well as over 300 private companies.  Aranca’s deep industry knowledge, experience and access to industry-standard data sources and benchmarks helps Aranca provide thoughtful and comprehensive valuation reports of high quality.

On April 6, 2012, Aranca delivered a letter to the Special Committee attached as Annex E to this proxy statement and rendered its written opinion (the “Fairness Opinion”) attached to Annex F to this proxy statement to the Special Committee that the issuance of the 4,029,691 shares of ARC Common Stock to the QMT Sellers in exchange for all of the Membership Interests of QMT was fair, from a financial point of view to the holders of the ARC Common Stock. Aranca was paid a fee of $22,500 in connection with its issuance of the Fairness Opinion. The Summary of the Fairness Opinion, as delivered to the Special Committee by Aranca, is set forth on the following page.

Confidential

Summary of Opinion

The Special Committee of Independent Directors (“Special Committee”) of ARC Wireless Solutions, Inc. (ARCW) retained Aranca to provide financial advisory services and a fairness opinion in connection with the direct purchase of all of the outstanding membership interest of Quadrant Metal Technologies, LLC (“QMT”) by ARCW pursuant to the Membership Interest Purchase Agreement (“Agreement”) proposed to be entered into, as of the date hereof, by and among ARCW, organized under the Laws of Utah, and QMT, a Delaware limited liability company.

Aranca is a global research and business valuation services company that provides research, valuation and financial advisory services to leading corporations and institutions worldwide. ARCW selected Aranca because of its qualifications, expertise and reputation in valuations. On April 6, 2012, Aranca rendered its written opinion to ARCW’s Special Committee that, as of such date, and based on and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the issuance of 7,857,898 newly issued shares of Acquirer Stock, in exchange for all of the outstanding membership interests of QMT (“Exchange Ratio”) was fair, from a financial point of view, to holders of ARCW’s common stock.

The full text of Aranca’s written opinion, dated April 6, 2012, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Aranca in connection with its opinion, is attached separately. The following summary of Aranca’s opinion is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Aranca’s opinion and this section carefully and in their entirety.

Aranca’s opinion was directed to the Special Committee for information and assistance in connection with its evaluation of the direct purchase of membership interest and addressed only the fairness as of the date of the opinion, from a financial point of view, of the valuation of Quadrant Metal Technologies (including all four subsidiaries) on a consolidated basis, valuation of ARCW and exchange ratio to holders of ARCW’s common stock.

Aranca’s opinion was not intended to, and does not, constitute a recommendation to any shareholder as to how the shareholder should vote or act with respect to the direct purchase of membership interest or any matter relating thereto. Aranca’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Aranca as of, the date of the opinion. Aranca assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion. Aranca did not express any opinion as to the price at which shares of ARCW’s common stock may trade at any time subsequent to the announcement of the direct purchase of membership interest. In connection with its engagement, Aranca was not authorized to, and did not, solicit indications of interest from third parties regarding a potential transaction with ARCW, and Aranca’s opinion does not address the relative merits of the acquisition as compared to any other transaction or business strategy in which ARCW might engage or the merits of the underlying decision by ARCW to engage in the direct purchase of membership interest.

In connection with its opinion, Aranca:

▪	Reviewed the financial terms and conditions of the Agreement dated April 6, 2012;

▪	Reviewed certain publicly available historical business and financial information relating to ARCW’s progress;

▪	Reviewed certain historical business and financial information made available by the Special Committee for QMT on consolidated basis as well as on standalone basis for the four QMT subsidiaries FloMet LLC, General Flanges and Forge LLC, Tekna Seal LLC and Tubefit LLC hereafter referred to as the “Subsidiaries”;

▪	Reviewed various financial forecasts and other data provided to Aranca or approved for Aranca’s use by the Special Committee relating to ARCW’s businesses;

▪	Reviewed various financial forecasts and other data prepared by QMT’s management and provided to Aranca by the Special Committee relating to QMT business;

▪	Held discussions with the members of the Special Committee and QMT with respect to the businesses and prospects of ARCW and QMT, respectively;

▪	Reviewed public information with respect to certain other companies in lines of business, which Aranca believed to be generally relevant in evaluating the businesses of ARCW and QMT;

▪	Reviewed the financial terms of certain business combinations, which Aranca believed to be generally relevant in evaluating the direct purchase of membership interest;

▪	Reviewed historical stock prices and trading volumes of ARCW’s common stock; and

▪	Conducted other financial studies, analyses and investigations as deemed appropriate.

Aranca assumed and relied on the accuracy and completeness of the foregoing information, without independent verification of such information. Aranca did not conduct any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of ARCW or QMT or concerning the solvency or fair value of the two companies, and Aranca was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in Aranca’s analyses and the financial benefits anticipated by the management teams of ARCW and QMT to be realized from the direct purchase of membership interest, Aranca assumed, with the consent of the Special Committee, that they were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgment of the management teams of ARCW and QMT regarding the future financial performance of ARCW and QMT, respectively, and as to such financial benefits. With respect to the financial benefits anticipated by the management teams of ARCW and QMT to be realized from the direct purchase of membership interest, Aranca assumed, with the consent of the Special Committee, that the estimates of the amount and timing of such financial benefits were reasonable and that such financial benefits would be realized substantially in accordance with such estimates. Aranca assumed no responsibility for and expressed no view as to any such forecasts or estimates, or the assumptions on which they were based.

In rendering its opinion, Aranca assumed, with the consent of the Special Committee, that the direct purchase of membership interest would be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. Aranca also assumed, with the consent of the Special Committee, that obtaining the necessary governmental, regulatory or third-party approvals and consents for the direct purchase of membership interest would not have an adverse effect that is material with respect to ARCW, QMT, the combined company, the direct purchase of membership interest or the benefits anticipated by the management teams of ARCW and QMT to be realized from the direct purchase of membership interest. Aranca further assumed, with the consent of the Special Committee, that the direct purchase of membership interest would qualify for United States federal income tax purposes as reorganization within the meaning of Section 351of the Code. To ensure treatment of the transaction as a tax-free reorganization under IRC Section 351, ARCW has issued 112,648 additional shares of newly issued common stock to Carret P.T. for a cash purchase price $450,594 at $4.00 per share. Aranca did not express any opinion as to any tax or other consequences that might result from the direct purchase of membership interest, nor did Aranca’s opinion address any legal, tax, regulatory or accounting matters as to which it understood that ARCW had obtained such advice as deemed necessary from qualified professionals. Aranca expressed no view or opinion as to any terms or other aspects or implications (other than the valuation of QMT on a consolidated basis, the valuation of ARCW, and an exchange ratio to the extent expressly specified in the opinion) of the direct purchase of membership interest, including, without limitation, the form or structure of the direct purchase of membership interest or any agreements or arrangements entered into in connection with, or contemplated by, the direct purchase of membership interest. In addition, Aranca expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the direct purchase of membership interest, or class of such persons, relative to the exchange ratio or otherwise.

In connection with Aranca’s services as financial advisor to the Special Committee with respect to the direct purchase of membership interest, the Special Committee agreed to pay Aranca a fee equal to $22,500, of which one-half was payable on the signing of the engagement letter to provide the fairness opinion and one-half is payable on the completion of the fairness opinion analysis but before issuance of the final report. The Special Committee has also agreed to reimburse Aranca for certain pre-approved actual expenses, including, but not limited to, reasonable travel, food and lodging expenses; computer database usage; industry research report; fees paid to professionals for consultation regarding the valuation or technical matters; messenger and delivery services; report preparation; copying and other direct services’ expenses incurred in connection with Aranca’s engagement and to indemnify Aranca and certain related persons under certain circumstances against various liabilities that may arise from or be related to Aranca’s engagement, including certain liabilities under United States federal securities laws.

Aranca, as part of its valuation advisory business, is continually engaged in the valuation of businesses and their securities in connection with ESOP issuance, mergers and acquisitions, IRC 409A valuation, FAS123R valuation, FAS 141R and FAS 142 valuations, fairness opinions and valuations for estate, corporate and other purposes. It has never been retained by ARCW and QMT to provide financial advisory services. Aranca, in the future, may provide certain financial advisory services to ARCW and QMT and certain respective affiliates, for which it may receive compensation. In addition, in the ordinary course of respective businesses, Aranca and its affiliates may actively trade securities of ARCW and certain of its affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of ARCW and certain of its respective affiliates. The issuance of Aranca’s opinion was approved by its opinion committee.

Aranca performed certain financial, comparative and other analyses that it deemed appropriate in connection with rendering its opinion as summarized below under “Summary of Aranca Financial Analyses”. The summary of the analyses and reviews described are not a complete description of the analyses and reviews underlying Aranca’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and review and the application of those methods to particular circumstances and is, therefore, not readily susceptible to partial analysis or summary description. Considering selected portions of these analyses and reviews or the summary contained in “Summary of Aranca Financial Analyses,” without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Aranca’s opinion. In arriving at its opinion, Aranca considered the results of all its analyses and reviews and did not attribute any particular weight to any factor, analysis or review considered by it; rather, Aranca made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses and reviews.

For the purpose of its analyses and reviews, Aranca considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of ARCW and QMT. No company, business or transaction used in Aranca’s analyses and reviews as a comparison is identical to ARCW, QMT or the direct purchase of membership interest, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the direct purchase of membership interest, public trading or other values of the companies, businesses or transactions used in Aranca’s analyses and reviews. The estimates contained in Aranca’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review do not necessarily indicate actual values or predict future results or values, which may be more or less favorable than those suggested by Aranca’s analyses and reviews. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Aranca’s analyses are inherently subject to substantial uncertainty.

All of the financial information, forecasts and other data provided to Aranca by the Company has been included in Aranca’s opinion unless deemed not material by Aranca for purposes of its opinion.

Summary of Aranca Financial Analyses

The following is a summary of the material financial analyses reviewed with the Special Committee in connection with Aranca’s opinion, dated April 6, 2012. The summary of the analyses and reviews provided below include information presented in tabular format. To fully understand Aranca’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Aranca’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Aranca’s analyses and reviews.

Except otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 5, 2012, the last trading day before various news outlets began reporting on a possible transaction involving ARCW and QMT, and is not necessarily indicative of current market conditions. For the purpose of Aranca’s financial analyses summarized below, the exchange ratio refers to the exchange ratio of 210 (round-off to zero decimal) shares of ARCW’s common stock for each membership interests of QMT provided for in the Agreement.

Selected Guideline Public Company Trading Analysis

Aranca reviewed and analyzed certain financial information, valuation multiples and market trading data relating to selected comparable publicly traded companies whose operations, according to Aranca, are similar on parameters such as level of earnings, cash flow, revenues, invested capital or other financial factors (financial metrics) that represent the future financial performance of ARCW and QMT. Aranca compared such information to the corresponding information for ARCW and QMT.

The selected group of guideline public companies used in this analysis with respect ARCW is:

▪	PHAZAR Corp.

▪	RF Monolithics Inc.

▪	WPCS International Inc.

▪	RELM Wireless Corp.

▪	Alvarion Limited

▪	Meru Networks Inc.

▪	Calamp Corp.

▪	PC-Tel Inc.

▪	Aviat Networks Inc.

▪	Ceragon Networks Limited

▪	Comtech Telecommunications Corp.

The selected groups of guideline public companies used in this analysis with respect to each of the QMT subsidiaries are:

FloMet, LLC

▪	NN, Inc.

▪	Alcoa Incorporated

▪	Carpenter Technology Corp.

▪	Allegheny Technologies Inc.

▪	RTI International Metals Inc.

▪	Precision Castparts Corp.

TeknaSeal, LLC

▪	TE Connectivity Limited

▪	Flowserve Corp.

▪	Molex Inc.

▪	Dover Corp.

▪	Esterline Technologies Corp.

▪	Kaydon Corp.

General Flanges and Forge, LLC

▪	Mueller Industries Inc.

▪	Sifco Industries Inc.

▪	The Timken Company

▪	Metals USA Holding Corp.

▪	Tyco International Limited

▪	Circor International Inc.

Tubefit, LLC

▪	CE Franklin Limited

▪	DXP Enterprises Inc.

▪	Genuine Parts Company

▪	Metals USA Holding Corp.

▪	Olympic Steel Inc.

▪	Reliance Steel and Aluminum Company

Aranca calculated and compared various financial multiples and ratios of the selected companies, including, among other things:

▪	the ratio of each company’s Enterprise Value, calculated as the market capitalization of each company (based on each company’s closing share price as of February 21, 2012), plus debt, less cash, cash equivalents and marketable securities as of February 21, 2012, to its calendar year 2012, 2013 and 2014 estimated revenues; and

▪	the ratio of each company’s enterprise value, calculated as the market capitalization of each company (based on each company’s closing share price as of February 21, 2012), plus debt, less cash, cash equivalents and marketable securities as of February 21, 2012, to its calendar year 2012, 2013 and 2014 estimated earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA.

The estimated revenue, EBITDA, long-term growth rate and dividend yield for calendar years 2012, 2013 and 2014, for each of the selected guideline public companies listed above and used by Aranca in its analysis were based on data from Thomson Banker, which represents publicly available consensus estimates.

The following table summarizes the range of the multiples used in analyzing ARCW:

Company	2012				2013
	Low		High		Low		High
ARC Wireless Solutions, Inc.
EV/Revenue	0.2	x	0.9	x	0.2	x	1.0	x
EV/EBITDA	3.6	x	8.4	x	4.5	x	9.0	x

Based on an analysis of relevant metrics for ARCW’s comparable companies, Aranca selected a reference range.

▪	ARCW: 0.23–0.28x to 2012 estimated revenue to arrive at an Enterprise Value of $12.43–12.73 million.

The following table summarizes the range of the multiples used in analyzing QMT and its subsidiaries:

Company	2012				2013
	Low		High		Low		High
FloMet
EV/Revenue	0.6	x	3.0	x	0.5	x	2.6	x
EV/EBITDA	4.6	x	10.9	x	4.0	x	9.4	x

General Flange & Forge
EV/Revenue	0.4	x	1.4	x	0.4	x	1.3	x
EV/EBITDA	3.8	x	7.1	x	3.5	x	6.2	x

TeknaSeal
EV/Revenue	0.6	x	1.8	x	0.6	x	1.7	x
EV/EBITDA	3.4	x	8.5	x	3.2	x	7.5	x

Tubefit
EV/Revenue	0.3	x	0.8	x	0.3	x	0.7	x
EV/EBITDA	5.1	x	9.1	x	4.5	x	8.8	x

Based on an analysis of relevant metrics for each of the Subsidiaries’ comparable companies, Aranca selected a reference range of:

▪	FloMet: 7.2–7.9x to 2012 estimated EBITDA to arrive at an Enterprise Value of $34.20–37.92 million

▪	General Flange & Forge: 5.1–5.7x to 2013 estimated EBITDA to arrive at an Enterprise Value of $5.92–6.77 million

▪	TeknaSeal: 7.1–7.9x to 2013 estimated EBITDA to arrive at an Enterprise Value of $16.55–18.20 million

▪	Tubefit: 5.1–5.7x to 2013 estimated EBITDA (50% weight) and 0.7–0.8x to 2013 estimated Revenue to arrive at an Enterprise Value of $2.39–2.70 million

Based on the guideline public company analysis above, we applied sum-of-the-parts basis and arrived at the Gross Value of investment in the reference range of $59.06–65.58 million for QMT.

Aranca selected the companies reviewed in this analysis because, among other things, the guideline public companies for QMT’s Subsidiaries and ARCW operate similar businesses to those of QMT’s Subsidiaries and ARCW, respectively. However, no selected company is identical to any of the Subsidiaries or ARCW. Accordingly, Aranca believes that purely quantitative analyses are not, in isolation, determining in the context of the direct purchase of membership interest and that qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of QMT’s Subsidiaries, ARCW and the selected guideline public companies that could affect the public trading values of each are also relevant.

Discounted Cash Flow Analysis

Aranca performed a consolidated discounted cash flow analysis, which is a valuation methodology used to derive a valuation of a company by calculating the “present value” of estimated future cash flows of the company, of both QMT and ARCW. “Future cash flows” refers to projected unlevered free cash flows of the company. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capital structure, income taxes, expected returns and other appropriate factors.

In case of ARCW, Aranca calculated the discounted cash flow value sum of the net present value of the estimated future cash flows ARCW would generate over FY2012–15 and the estimated value of the company at the end of such period, or the terminal value.

The estimated future cash flow for ARCW was provided by the Special Committee. For its calculations, Aranca used discount rates ranging from 20.0% to 24.4% for ARCW. The discount rates applicable were based on Aranca’s judgment of the estimated range of weighted average cost of capital, based on cost of equity calculated using the CAPM and cost of debt estimated by using industry averages.

The terminal value for ARCW was calculated using an exit revenue multiple in of 0.27–0.33x, which was selected by Aranca with reference to EV/Revenue LTM trading multiples of ARCW’s comparable companies. As part of the total equity value calculated for ARCW, Aranca calculated and deducted from enterprise value the book value of the outstanding financial debt and added cash and cash equivalents. Based on the foregoing, this analysis indicated the following equity value and reference ranges:

ARCW	Cost of Capital		Exit Revenue Multiple
	Low	High	Low		High
Range	20.0%	24.4%	0.27	x	0.33	x

Valuation Range for ARCW	Low	High
Discounted Cash Flow	$12,318,086	$12,544,619

Aranca also performed valuation analysis of QMT on a standalone basis and discounted cash flow analysis of its Subsidiaries on a sum-of-the-parts (SOTP) basis. An SOTP valuation analysis reviews a company’s operating performance and outlook on a segment-by-segment basis to determine an implied market value for the enterprise as a whole. With respect to QMT, Aranca performed an SOTP valuation analysis for each of its Subsidiaries. To value each of QMT’s Subsidiaries, Aranca performed a discounted cash flow analysis using the following reference ranges:

QMT Subsidiaries	Cost of Capital		Exit EBITDA Multiple
	Low	High	Low		High
FloMet LLC	19.7%	21.8%	6.65	x	7.35	x
General Flange & Forge LLC	15.4%	17.0%	6.18	x	6.83	x
TeknaSeal LLC	16.0%	17.6%	8.08	x	8.93	x
Tubefit LLC	20.1%	22.2%	7.13	x	7.88	x

Based on the reference range in the table above, the SOTP discounted cash flow analysis resulted in the following valuation range for each of the Subsidiaries:

DCF Valuation Range	Low	High
FloMet LLC	$29,847,748	$34,602,842
General Flange & Forge LLC	$5,747,352	$6,695,012
TeknaSeal LLC	$17,952,643	$20,356,316
Tubefit LLC	$2,621,076	$3,186,271

Based on the discounted cash flow analysis above, we applied sum-of-the-parts basis and arrived at the Gross Value of investment in the reference range of $56.17–64.84 million for QMT.

Historical Implied Equity Value Analysis

Aranca reviewed the historical trading prices for shares of ARCW’s common stock for the one-year, 90-day and 30-day period ended February 21, 2012. This average market cap was used to determine and analyze the implied Equity Value for the company. The above analysis resulted in a one-year, 90-day and 30-day average implied equity value of $9.03 million, $9.74 million and $10.70 million, respectively.

Thereafter, we analyzed various parameters, including the share price movement and share trading pattern, and our observations are:

▪	ARCW’s stock surged 25% on the NASDAQ over the past two months, with the introduction of the new product range. However, the market traction garnered on new products over the past couple of months is not public information yet, and we believe this pre-market information has not been factored in the current traded share price and the resultant market cap. Therefore, the share price should increase in the near future.

▪	Historically, ARCW’s market cap has been lower than cash value and its shares have traded lower than the intrinsic value of the stock due to narrow trading volumes and relatively lower liquidity. Therefore, we believe an adjustment is required to reverse the impact of historically lower liquidity levels of the stock.

Final Valuation Range

Based on the analyses above, Aranca arrived at a final valuation range for ARCW. The results of the analysis are:

Valuation Range for ARCW	Low	High
Equity Value	$12,328,889	$12,563,646
Price per share	$3.98	$4.06

In case of QMT, Aranca conducted a valuation analysis on standalone basis to arrive at the final reference range for the equity value. QMT does not have operations of its own and acts as a holding company for its Subsidiaries.

The Equity Value for QMT as a holding company of its Subsidiaries was derived on SOTP basis. This was then adjusted for QMT’s liabilities and assets using the asset approach (on standalone basis) to arrive at the final reference range equity value at a consolidated level. The following table summarizes the valuation range for each of the Subsidiaries arrived at using the DCF approach and the guideline public companies’ trading multiples approach. The valuation range is then adjusted for QMT’s ownership stake in each of the Subsidiaries to arrive at the reference range of its equity value.

Company Name	Valuation Range		QMT Stake (%)	Valuation Range (QMT stake)
	Low	High		Low	High
FloMet, LLC	30,717,664	35,266,063	95.64%	29,377,383	33,727,325
General Flange & Forge LLC	5,781,710	6,708,842	90.00%	5,203,539	6,037,958
TeknaSeal, LLC	17,672,875	19,924,711	94.15%	16,638,405	18,758,432
Tubefit, LLC	2,574,008	3,088,816	90.00%	2,316,607	2,779,935
Net Value of QMT LLC investments				53,535,934	61,303,649

A sensitivity analysis of the Subsidiaries’ respective equity value indicates that QMT’s Net Value of QMT LLC investments (prior to adjustment of its standalone assets and liabilities) falls within the range of $53.54–61.30 million.

Subsequent to the assets and liabilities for adjustments for QMT standalone financials and the cash distribution QMT’s Net Equity value falls in the range of $48.21 million – 55.98 million.

Concluded QMT Equity Value	Valuation Range
	Low	High
Net Value of Investment	$53,535,934	$61,303,649
Liabilities	$2,604,356	$2,604,356
Assets	$(570,133)	$(570,133)
Concluded Equity Value	$50,361,445	$58,129,160

Cash adjustments
Concluded Equity Value	$50,361,445	$58,129,160
Cash distributed	$2,146,711	$2,146,711
Net Equity value	$48,214,734	$55,982,449

Accordingly, per membership interest Equity Value for QMT on a consolidated basis lies in the range of $1,288–1,495.

Net Equity Value Per Share	Valuation Range
	Low	High
Distributable Equity Value	$48,214,734	$55,982,449
QMT Total Units Outstanding	37,445	37,445
Net Equity Value Per Unit	$1,288	$1,495

Information about QMT

QMT Group Companies Overview

The worldwide metals component industry is comprised of a number of significant industries commonly defined by the process and/or type of metal utilized to manufacture the component. Common processes include casting, forging, machining, stamping, powder metallurgy (conventional P/M metal injection molding (“MIM”), and powder forging) and extrusion. Materials range from basic iron and steel to aluminum, magnesium, zinc, precious metals, copper and brass, tin, tungsten, titanium and others. While there are no compiled figures for the total of these markets, it is believed to be in total of hundreds of billions of dollars annually.

The QMT Group companies participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

Each of the QMT Group companies are described in further detail below.

FloMet LLC

FloMet LLC is a custom manufacturer of small precision metal components – a market estimated to be in excess of $100B annually. FloMet is recognized as a world-wide leader in the use of metal injection molding technology to manufacture precision miniature components utilizing its proprietary MIM process. FloMet is acknowledged as one of the pioneers and leading innovators in MIM and customized materials technology, backed by more than 25 years of experience in making high precision small metal components. FloMet’s ability to custom blend feedstocks allows it to manufacture components to either industry standards or customized metal alloy formulations. FloMet specializes in highly corrosion resistant stainless steels, but also manufactures components in carbon and alloy steels, nickel, cobalt-chrome, copper, bronze, and other alloys. Part sizes range from less than a gram to approximately one pound.

MIM technology is increasingly used to manufacture high volume miniature metal components that require specialized material properties or complex design. The worldwide MIM market is estimated to be in excess of $1.0B annually with recent annual growth rates of over 20% compounded as the technology receives increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components. As one of the early movers in MIM technology, FloMet has extensive experience developing diverse customer applications, providing the company with a considerable competitive advantage in miniature component manufacturing. FloMet primarily serves the medical devices / surgical instruments, orthopedics, health / hearing, dental, industrial and firearms markets.

Customers

FloMet’s major market is medical devices, accounting for approximately 60% of total sales. FloMet is a supplier to major medical device manufacturers such as Covidien, Boston Scientific, and Cardinal Health. Orthodontics and Dental Equipment components represent approximately 20% of revenues with major customers Ormco/Sybron Dental and Hu Friedy representing the bulk of those sales. A relatively new and growing market for FloMet is the Health and Hearing market, representing approximately 10% of FloMet’s sales. FloMet developed a proprietary RF shielding alloy and thin-wall manufacturing process for this market. FloMet estimates that this business will double in the next few years as new applications are developed utilizing its proprietary capabilities by major hearing aid manufacturers Starkey and Oticon. The remaining 10% of sales are to a variety of customers in Orthopedic, Firearms, Defense, and Industrial market segments.

FloMet is a custom manufacturer of customer-designed components. FloMet assists the customer with design recommendations to improve manufacturability and reduce costs but does not accept product design responsibility. FloMet’s manufacturing processes are carefully controlled utilizing a variety of sophisticated process controls and quality checks to ensure that each part shipped meets exacting customer specifications and quality requirements. Most of FloMet’s business relationships are longstanding, and include the sale of components that FloMet has produced for over 10 years. This is primarily a reflection of FloMet’s performance on an ongoing basis in meeting and exceeding customer expectations in quality, delivery, and total cost.

Growth Strategy

FloMet’s growth strategy includes:

-	Deepen relationships with its existing customer base by continuing to provide superior value and position the company as their primary development source for new MIM applications.

-	Leverage its position as approved supplier to segment leaders to generate opportunities with other manufacturers in those respective market segments.

-	Work with both current and prospective customers to identify MIM candidates for conversion to the MIM process – often yielding significant cost savings to the customer and profitable growth opportunities for FloMet.

-	Utilize FloMet’s material development capabilities to provide new alloy systems for new MIM applications.

-	Provide full service solutions to customers by managing vertical supply chains for additional processes and assemblies to provide value-added opportunities.

-	Expand its customer base through trade show exhibitions, direct sales, electronic marketing, and a user-friendly website.

-	Develop proprietary products for direct sale to end users.

Operations and Employees

FloMet is headquartered in DeLand, Florida with a 40,000 square foot facility housing engineering, tooling, mixing, molding, debinding, sintering, secondary operations and quality assurance all under one roof, offering a fully-integrated solution for complex small metal component needs. By controlling each step of the process, from the blending of powder to verifying statistical control of the finished parts, FloMet can assure that complex customer requirements are met for all parts. FloMet is ISO-9001:2000 certified. The ISO 9000 standards relate to quality management systems and are designed to assist organizations ensure they meet the needs of customers and other stakeholders. The standards are published by the International Organization for Standardization (ISO).

As of December 31, 2011, FloMet employed approximately 150 employees and contract workers in DeLand, FL. FloMet employees include executives, engineers, toolmakers, and semi-skilled manufacturing people. Contract workers typically have a lower level of skill than do FloMet employees. FloMet internally monitors and manages regulatory issues on a continuous basis. FloMet makes diligent efforts to comply with all the regulatory requirements of the local, state, and federal governments. FloMet requires no special environmental permitting for its manufacturing processes. FloMet has an extremely low voluntary employee turnover rate due to the attractive package of benefits, training opportunities for advancement, excellent working conditions, and very competitive compensation levels.

Competition

FloMet’s competition includes both other MIM manufacturers and competing technologies such as precision machining and investment casting for certain applications. The domestic MIM industry is projected to be approximately $250M in size. There are about 40 identified MIM manufacturers involved in contract manufacturing and perhaps a dozen or so captive operations. Major domestic competitors include Kinetics, Parmatech, Phillips, AFT, Smith Metals, and Megamet. A significant foreign competitor in the U.S. market is IndoMIM. The European market is projected to be approximately $350M in size and the Asian market is approximately $550M – primarily in China.

Tekna Seal LLC

Tekna Seal LLC is a manufacturer of custom designed hermetic assemblies made using either a proprietary glass-to-metal sealing technology or an advanced ceramic-to-metal brazing technology, as appropriate to the customers’ requirements. Hermetic seal assemblies are used in customers’ devices to protect sensitive electronic components from the real world environment, or to protect the environment from the dangerous media in the customers’ devices, or both. Because the need for a hermetically sealed housing is so intertwined with the customers’ designs and production processes, many of the large manufacturers requiring hermetic seals have purchased or developed their own glass sealing operations. At the same time, many of the manufacturers of proprietary and/or generic hermetic housings and connectors have moved production off-shore to low cost countries. This means that high volume consumers of glass seals such as major manufacturers of industrial pressure sensors, automotive airbag initiators, and hermetic packages for discrete electronic components (transistors, crystal oscillators, etc.) are not an available market for Tekna Seal’s capabilities. For these reasons, Tekna Seal’s business plan is to concentrate on the higher technology, higher margin housings for aircraft and military sensors and the hermetic seals required for implantable medical devices.

Tekna Seal’s high technology target markets require the highest levels of performance and reliability that are provided by the company’s proprietary glass and ceramic seal technology, and the complexities of these customers’ designs make the responsive and deep engineering support provided by the Tekna Seal team mandatory. These factors allow Tekna Seal to maintain gross margins of over 45% and grow revenues at an average of about 15% per year.

It is estimated that the size of the market for independent glass seal manufacturers is between $250M and $500M annually. The major areas of growth in this market are in the industrial sensor segment and in the seals required for implantable medical devices and the batteries that power these devices. Tekna Seal anticipates that its growth in revenues for the near future will be driven by sales of seals for newly designed implantable medical devices. In the next two years the growth will come from implantable battery projects already in the development and approval stages, while growth for the out years will also include brazed ceramic feed-thrus for implantable devices designed to provide new therapies to patients. In particular, the company feels there is an opportunity in manufacturing the high pin count feed-thrus that will be required for neuro-stimulators and has begun developing a novel method to economically manufacture these feed-thrus.

Tekna Seal’s position and experience at the highest performance end of the hermetic seal industry puts it in a good position to capture an increasing share of a potentially flattening market. In particular, the implantable medical device industry is developing ever smaller but more complicated devices that will require advanced seal and materials technology that Tekna Seal will endeavor to develop. Tekna Seal is active in and has deep experience in a wide variety of industries and uses the same personnel and equipment to serve the needs of these industries; this allows the company to be very quick to adapt to rapid changes in the market place and maintain profitability in uncertain times.

Customers

Goodrich Aerospace is the dominant manufacturer of air data (airspeed and altitude) instruments for the jet aircraft and jet engine industry. Their market share is reported to be over 90% for air data instruments and over 60%, and growing, for engine control sensors. Tekna Seal makes certain components for these instruments; virtually every commercial jet aircraft of any size contains components manufactured by Tekna Seal. In the last three years, this business has been growing at rate of about 30% per year as the airlines replace their fleets with more fuel efficient aircraft and put more miles on their existing aircraft. This higher level of production is expected to last for at least five more years and then begin to level off to a good sustained rate driven by the required maintenance schedule of this new fleet of aircraft. Goodrich is just completing a major addition to their sensor factory to handle the increased and on-going demand. Goodrich makes up about 39% of Tekna Seal’s total revenue and has good growth potential as unit demand continues to increase and Tekna Seal is allowed to provide Goodrich additional value-add on existing product lines.

Camtech is a machine shop that is the manufacturer of certain components for high technology medical devices. Tekna Seal is the sole-source provider of certain parts to this manufacturer. This business is high margin and has been growing nicely since FDA approval of the medical device was achieved in 2009, but there is a natural upper limit on this particular market. Camtech currently makes up about 10% of Tekna Seal’s total annual revenue.

The balance of Tekna Seal’s revenue is made up of at least 25 more companies, none of whom make up more that 5% of the total annual revenues. A number of these smaller customers such as: Boston Scientific, Lockheed, Stellar, Aliant Techsystems, and others are expected to grow as their projects reach the production stage, but the development and approval cycles are years long so it is uncertain when a growth period could occur.

Competitors

HCC division of Ametek – Before being acquired by Ametek in 2005, HCC was a consortium of companies that made about $100M worth of glass sealed assemblies annually. They were the largest independent glass sealer in the U.S. HCC is completely vertically integrated, machining their own header bodies in-house and applying the post-sealing plating in-house; this gives them cost advantages that allowed them to dominate the glass-sealed header business for automotive airbags.

Northeast Electronics – Northeast and Tekna Seal often target the same customers and projects. Because Northeast is also completely vertically integrated, they can consistently under-bid Tekna Seal on projects they can handle, but Tekna Seal often prevails because of its ability to work with a broader array of material combinations and a superior glass sealing process. It is estimated that Northeast is about 4 times the size of Tekna Seal, including Northeast’s machine shop and plating facilities.

Fusite – The Fusite division of Emerson developed and manufactures glass seals for refrigeration compressors and supplies most of the glass sealed sensor housings used by the world’s largest manufacturer of industrial pressure and flow instrumentation, Rosemount division of Emerson. Emerson is a large diversified manufacturing company. Tekna Seal was the original developer and producer of these sensor housings, but as the business grew, Emerson decided to bring it in-house at Fusite.

Schott Electronic Packaging Division – Schott has been in the glass business since 1884. They are a huge multifaceted organization that has a large division in Asia that manufactures a comprehensive line of standard hermetic packages for electronics. They recently bought Elecpac to establish a manufacturing presence in the U.S. Tekna Seal rarely competes with Schott at the present time, but Tekna Seal may compete with Schott in the future.

Greatbatch –Wilson Greatbatch invented the high performance lithium battery and Tekna Seal helped them develop the glass-to-metal seal used to keep it performing for the 15 or more years required for medical applications. Once the battery seals were well established in production, Greatbatch brought the operation in-house. Greatbatch also owns the Hittman operation which is the leading supplier of brazed ceramic feedthrus for the implantable medical device industry. Tekna Seal believes that it may be able to compete with Hittman for business from the developers of the next generation of implantable devices.

There are many other suppliers of glass-to-metal and ceramic-to-metal hermetic assemblies, but most of them seem to specialize in a rather narrow market niche and so do not usually directly compete with Tekna Seal.

Workforce and Production Equipment

Tekna Seal has 15 employees, including 3 long-term temporaries, working with three glass sealing furnaces and one vacuum brazing furnace in 8,000 square feet of space. The current glass sealing furnaces are being utilized on two shifts, five days per week at about 30% of their theoretical production capacity, so there will be no near-term need for additional glass sealing equipment. Additional temporary assemblers will be hired as required to meet demand.

Tekna Seal is negotiating a lease for an additional 4,000 square feet to space to house production and offices optimized for the manufacture of brazed ceramic feedthrus for the medical industry.

General Flange & Forge LLC

General Flange and Forge LLC (“GF&F”) is one of approximately 10 domestic flange manufacturers in the United States, and the only one on the East Coast. The majority of flange manufacturers are in the South West. GF&F is a very customer-driven and service-oriented company. GF&F estimates that the domestic market, combining carbon, stainless and alloy flanges, is a little more than a billion dollars. (This does not include the domestic off-shore drilling industry.)

GF&F’s business model is focused on converting foreign-purchased alloy steel and stainless steel forgings into domestic flanges via value-added processing to provide a finished component with sufficient domestic content to qualify as domestically produced. The company also sells foreign produced finished flanges for certain applications. Additionally, the company will purchase forgings produced in the US and Europe and machine them into finished flanges for high-integrity applications requiring.

Customers

GF&F’s customer base is diversified, serving the petroleum industry, instrumentation companies, valve manufacturers, fabricators, vessel and heat exchanger manufacturers, pump and compressor manufacturers and the domestic flange distributors. The company sells to US distributors in certain geographic regions and also acts as a distributor in the Northeast US market. Additionally, the company sells directly to customers in several fluid-handling market segments, including the highly demanding instrumentation segment where demanding quality requirements provide the opportunity for GF&F to achieve higher margins. Sales to instrumentation companies (Invensys, Endress, Magnetrol, etc.) have been profitable for GF&F.

GF&F’s ability to provide both custom-machined flanges as well as standard (or commodity) flanges has positioned the company as a market leader in the Northeast United States in this Instrumentation market segment. These companies also require flanges machined to metric standards for their markets in Europe and Asia – a competitive advantage for GF&F because of its in-house machining capabilities. GF&F stocks a full range of most commonly purchased flange sizes up to 48” in diameter allowing it to capitalize on short lead-time situations which often provide significantly higher margin opportunities.

GF&F’s largest customer makes up 13% of its total sales for the year. The 5 largest customers total 41% of total sales. GF&F’s relationship with these customers is very strong, but GF&F is constantly trying to improve its in-depth analysis of their product needs, old and new. GF&F also intends to continue its telemarketing campaign, on a daily basis, to obtain new customers. In the near future, GF&F will be doing a mailing program for new customers. GF&F is also working on making improvements to its website and using several SEO and SEM strategies to improve its website traffic.

Growth Strategy

GF&F has determined that machining capabilities are a significant part of the future growth of the company. GF&F must maintain a balanced inventory of commodity and niche products to supply both current and prospective customers. GF&F offers 12 product lines with several different pressure ranges (125 pounds to 2500 pounds) and many different sizes (ranging from ¼” to 42”). GF&F is researching the Shale/Fracking Industry, which is in its infancy at this time. Because there are significant opportunities in this relatively new industry in nearby geographic areas, GF&F believes that the industry may provide significant growth opportunities going forward. GF&F estimates that it is on track to exceed the 15% growth target for the current fiscal year and anticipates similar growth potentials going forward. The recent addition of TubeFit LLC to the QMT family of companies should provide an additional significant sales opportunity for GF&F via TubeFit into the largest domestic flange market, the southwest US/Houston market.

Employees

GF&F has approximately 25 employees, many with significant tenure with the company. Key management and supervisory employees average over 18 years with the company and have spent most of their careers in the flange or related industries. GF&F is continuing to upgrade its staff, with a recent hire of a new Controller and QA Manager. GF&F intends to pursue ISO 9000 registration in the next year.

TubeFit LLC

TubeFit LLC (“TubeFit”) estimates the overall PVF (Pipe Valve and Fitting) market domestically to be well over a billion dollars annually. The segment TubeFit serves is a segment of this market called the General Commodity Welds Fitting and Flange market – estimated to be over $400M annually. TubeFit is a master distributor of import fittings and both import and domestic flanges.

Customers

TubeFit’s customers are primarily wholesalers who sell to contractors and end users and occasionally other distributors. More specifically, TubeFit targets the segment of the market that uses ½” through 24” weld fittings and flanges and requires immediate availability. TubeFit focuses on maintaining inventory of the more commonly used configurations of these fittings and flanges.

Employees

At the present time, TubeFit has only three employees, its President and two employees who are currently handling all company functions. Support for the company for its administrative functions is supplied by QMT corporate personnel at this time. It is anticipated that TubeFit’s staff may grow to approximately five (5) individuals over the next year. TubeFit’s leadership has over 30 years’ experience in this industry.

Growth Strategy

The business plan for growth is to focus on current wholesalers in the Southwest US – primarily Houston, TX and surrounding states. The company has a list of over 1500 potential customers in this area and has an active marketing program to selected potential customers via e-mail, fax, and telemarketing. Many of these potential customers are companies the President of TubeFit dealt with in his role at previous employers in this industry.

While the company growth plan is to expand rapidly, growth will be constrained by the funds available to invest in inventory. This business requires an extensive inventory across configurations and sizes as sales are made to wholesalers on a “pull” basis as they either receive specific orders from their customers or they need to replace inventories in their stocks. In general in TubeFit’s industry, the distributor that has the needed products available, along with competitive pricing, will receive the order.

Competitors

TubeFit has many larger competitors in the geographic area. Much of the selling is relationship-based, given the commodity nature of the product. The company’s President has many good relationships developed in the target market area developed over his 30 years in the business.

TubeFit’s suppliers are primarily well-established foreign manufacturers of these components that may also sell to competitors of TubeFit. There is a well-established supply chain globally for these fabricated metal fittings and flanges with many potential suppliers. Here again, relationships are important as many of those foreign suppliers are family-owned and prefer to sell to companies with which they have good relationships – something the company President has also developed well over his years in the industry. There are multiple sources in multiple countries for these components, and TubeFit does business with suppliers with long track records of reliable performance and competitive pricing. The technology to produce the components is well established and has been used for many years.

Industry Overview

The worldwide metals component industry is comprised of a number of significant industries commonly defined by the process and/or type of metal utilized to manufacture the component. Common processes include casting, forging, machining, stamping, powder metallurgy (conventional P/M, MIM, and powder forging), extrusion and materials range from basic iron and steel to aluminum, magnesium, zinc, precious metals, copper and brass, tin, tungsten, titanium, and many other metallics. While there are no compiled figures for the total of these markets, it is believed to be in total of hundreds of billions of dollars annually.

The businesses being acquired participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

Metal Injection Molding Industry

FloMet and AFT are custom manufacturers of small precision metal components – a market estimated to be in excess of $100B annually. MIM technology is increasingly used to manufacture high volume miniature metal components that require specialized material properties or complex design. MIM technology combines the shape making capability of plastic injection molding with the material flexibility of powder metallurgy. Using fine metal powders in combination with a “binder” system, components are injection molded, debound and sintered. This process produces highly dense, complex, precisely shaped parts exhibiting properties approaching that of wrought material. The MIM process is well suited for the manufacture of small, complex components requiring high strength and economic viability.

The MIM industry has enjoyed rapid growth since its inception in the early 1980s. According to Powder Injection Molding International, 235 companies generated $810 million in MIM product sales in 2007, representing over 10% growth in the prior decade. The maturation of MIM has enabled significant penetration of larger markets, including automotive applications. These build on the earlier penetrations in firearms, electronics, cellular telephones, disk drives, orthodontics, watches and eyeglasses.

In particular, the global aging population creates opportunities for the medical industry, a major market segment for the MIM companies. The Centers for Medicare and Medicaid Services expects that healthcare spending growth in the US will continue to outpace GDP growth for the foreseeable future, even through the recessionary periods. Also, despite the recent economic downturn, the U.S. firearms industry has grown and background checks for gun sales in 2011 reached a record high. Thus, focus on certain growth industries despite the recessionary periods allows the companies to somewhat mitigate this risk.

Global MIM Market – Historical Growth

Source: Power Injection Molding International, BCC Research; Note: data for 2008 not available

Presently, the worldwide MIM market is estimated to be in excess of $1.0B annually with recent annual growth rates of over 20% compounded as the technology receives increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components.

Current analysis of the MIM industry shows that macro growth drivers for the industry are strong. According to BCC Research, the global MIM market is projected to grow from $985 million in 2009 to $1.9 billion in 2014, representing a 14.0% annual growth rate. In North America, the market for MIM product is projected to grow from $231 million in 2009 to $424 million in 2014. In Europe, the market for MIM product is projected to grow from $280 million in 2009 to $484 million in 2014.

	2009		2014		CAGR%
Region	($ Millions)	(% Share)	($ Millions)	(% Share)	2009-2014
Asia	460.8	48	959.0	51	15.8
Europe	279.7	28	484.0	25	11.6
North America	231.0	23	424.0	22	12.9
Rest of World*	13.4	1	33.0	2	19.8
Total	984.9	100	1900.0	100	14.0

* ROW includes South America, Australia, non NATO-Europe (inc. Russia) Source: BCC Research

Prospects for the MIM industry are correlated to the health of medical, firearms, automotive, dental, telecommunications and electronics industries. The global aging population creates opportunities for the medical industry. The Centers for Medicare and Medicaid Services expects that healthcare spending growth in the US will continue to outpace GDP growth for the foreseeable future, even through the recessionary periods. Despite the recent economic downturn, the U.S. firearms industry has grown and background checks for gun sales in 2011 reached a record high 15 million. The recovering U.S. automotive industry is expected to continue to grow. Analysts and executives project U.S. auto sales to grow 4 percent to 9 percent in 2012, the third consecutive annual gain.

The MIM industry continues to build on developments in materials and processing technologies, opening up new markets and applications. One such market is the turbo vanes market. The European automotive markets continue to witness an increased demand for turbo vanes due to (i) a shift from investment casting to MIM technology (ii) upcoming emissions regulation forcing automotive companies to shift back to turbo-technology, creating large additional volumes for turbo manufacturers/suppliers. As one of the market leaders in the European turbo market, AFT should continue to witness sales growth.

In addition to positive end market growth, the outlook for the MIM industry is encouraging as manufacturers focus on better performance and lower costs. According to Global Industry Analysts, the focus on increased productivity and capacity requirements in key end-use markets will push demand for MIM parts as manufacturers begin channeling investments for global competitiveness. The growing trends towards miniaturization and developing newer components with greater mechanical strength will present great opportunities for MIM technology. Particularly, as the early movers in MIM technology, FloMet and AFT have extensive experience developing diverse customer applications, providing the Group with considerable competitive advantages in miniature component manufacturing.

Glass Seal Manufacturers

It is estimated that the size of the market for independent glass seal manufacturers is between $250M and $500M annually. The major areas of growth in this market are in the industrial sensor segment and in the seals required for implantable medical devices and the batteries that power these devices. Tekna Seal anticipates that its growth in revenues for the near future will be driven by sales of seals for newly designed implantable medical devices. In the next two years the growth will come from implantable battery projects already in the development and approval stages, while growth for the out years will also include brazed ceramic feedthrus for implantable devices designed to provide new therapies to patients.

Pipe Fittings and Flanges

The overall domestic PVF (Pipe Valve and Fitting) market is estimated to be well over a billion dollars annually. This includes the carbon, stainless and other alloy flange market GF&F serves. By way of example, TubeFit serves a segment of this market called the General Commodity Welds Fitting and Flange market, which is estimated to be over $400M annually.

Within the overall PVF industry, the stainless steel forgings and flanges is over $225M per year and is estimated to be growing at 6% to 8% p.a. (Source: Trade Adjustment Assistance For Firms Sponsored by the U.S. Department of Commerce). This market is dependent on the petrochemical, refinery and public utility markets, which are the major end users of stainless steel forgings and flanges. With an aging infrastructure, there is anticipated to develop a significant replacement market for flanges, fittings and valves that wear out in these plants. Both GF&F and TubeFit should be able to reap the benefits of such expected growth.

Overall, the PVF market is poised for continued growth. The increasing attention on energy, chemical manufacturing, food processing, and other industries requiring flow management all appear to position the companies within this industry, including GF&F and TubeFit, for continued growth. Furthermore, the recent yet to be proven shale gas opportunity could also provide additional growth opportunities going forward.

QMT Acquisition Agreement and Related Agreements

Quadrant indirectly owns 74% of the membership interests of QMT through its wholly-owned subsidiaries QMP and QTS. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. The remaining twenty-six percent (26%) of QMT is owned by the Non-Controlling QMT Investors. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. On April 6, 2012, ARC entered into the QMT Acquisition Agreement with QMT Sellers in which ARC will acquire all of the Membership Interests from the QMT Sellers. Under the terms of the QMT Acquisition Agreement, at the closing, we will acquire 100% of the Membership Interests of QMT in exchange for the issuance of an aggregate of 7,857,898 shares of ARC Common Stock (equal to 4,029,691 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), consisting of 5,808,066 shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP and QTS, (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split).

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to this proxy statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to the QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the ARC and, as amended, will remain effective through December 31, 2013.

INFORMATION ABOUT THE AFT ACQUISITION

AFT Transaction Structure

On April 6, 2012, PCC, AFTE and ARC entered into the AFT Acquisition Agreement under which ARC will purchase from PCC one-hundred percent (100%) of the shares of AFT (the “AFT Shares”) and one-hundred percent (100%) of the Hungarian special purpose acquisition company holding certain AFTE assets and AFTE real property (the “AFTE SPV”). The total purchase price for AFT is $43,000,000 of which $25,400,000 will be payable in cash and $17,600,000 will be the principal amount of the AFT Convertible Note. The AFT Convertible Note will be convertible at the option of the holder into shares of Common Stock on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (subject to certain restrictions). The AFT Convertible Note may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; assuming a conversion price calculated as of April 9, 2012, conversion of the AFT Convertible Note could result in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of actual exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

Background to the AFT Acquisition

On November 22, 2011, QMT entered into a non-binding letter of intent with AFT. QMT subsequently authorized ARC to proceed with the negotiation of the acquisition of AFT. The terms and conditions for the acquisition have been negotiated by ARC management since January 2012. We believe the acquisitions of AFT would complement our new specialty metals business strategy which, in addition to driving organic growth, includes pursuing value-creating acquisitions and adding complementary growth platforms to provide scale and revenue diversity. We consider AFT to be a leading player in key markets with attractive synergies, business mix and strong technological capabilities that fit well with our business development criteria.

Information about AFT

Advanced Forming Technology

AFT is a leading provider of small precision metal components to a wide variety of industries. AFT specializes in using the MIM technology to produce complex, miniature parts.

AFT, a division of a publicly-traded company, Precision Castparts Corporation (“PCC”), is comprised of two operating units, US-MIM and AFT Europe. AFT-US was founded in 1987 and quickly became an industry leader of MIM technology. PCC acquired AFT-US in 1991. Demand for MIM products grew steadily throughout the 1990’s. In 1998, AFT-US moved its operations to a 113 acre campus in Longmont, Colorado with a 105,000 square foot facility. During 2001, AFT-Europe was established on 10 acres in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Following AFT’s successful U.S. model, a new state of the art facility was designed and built. The facility has since been expanded and upgraded.

The business provides custom material solutions and has the capabilities to develop and test new materials based upon customer requirements. AFT’s current material capabilities include stainless steels, low alloys steels, alloy steels, soft magnetic materials, implant grade materials, high temperature alloys and titanium alloys. AFT has invested in the latest technology to provide cost-effective, efficient, and customized solutions to clients’ tooling and quality metal injection component manufacturing needs.

Major Markets and Customers

AFT categorizes its market by six segments:

-	Automotive: Products include turbo charger vanes, fuel injector armatures, connectors, struts, linkages, pistons, rollers.

-	Medical: Products include precision components and devices for the medical manufacturing industry, and high quality medical implants such as femoral, tibial and hip replacement components.

-	Aerospace: Products include bushings, fasteners, compressor blades, rotors, brackets, inlets and other aircraft components.

-	Consumer: Products include components for a wide variety of consumer products, such as power hand tools, etc.

-	Firearms: Products include triggers, sights and fire control mechanisms.

-	Electronics: Products include connectors and other electrical components.

Throughout the past 24 years, AFT’s technical expertise has enabled it to establish strong business relationships with industry leaders such as Ethicon, Depuy, Paragon Medical, Johnson & Johnson, Stryker, Stanley/Black & Decker, Honeywell Automotive, Smith and Wesson, Ruger, GE Aerospace, and Honeywell Aerospace. During the economic downturn of the past few years, the business never ceased leveraging its technical expertise to solidify and expand its product approval base. As the world economy continues to improve, AFT has begun to reap the benefits of its efforts and, as a result of its product approvals, will continue to enjoy those benefits for the foreseeable future.

Operations and Employees

AFT’s US-MIM Division has approximately 109 full time and approximately 67 temporary employees. The facility comprises a total of 105,000 square feet under roof and is equipped with state of the art machinery for the manufacture of MIM components. Highly sophisticated automation and controls are utilized, enabling high volume product flow with minimal interruption. Key equipment includes 22 moldings machines, 2 de-bind machines and 10 furnaces. In addition, many secondary and support type machines are utilized for tool building, inspection, cold forming, drilling, machining, and sorting.

AFT-Europe has approximately 117 full time and approximately 67 temporary employees. The facility comprises a total of 70,000 square feet under roof and is similarly equipped to the US-MIM Division, with the exception of its grinding centers. Key equipment includes 15 molding machines, 2 de-bind machines, 4 furnaces and 16 grinding centers. As with the US-MIM Division, AFT-Europe utilizes many secondary and support type machines for tool building, inspection, cold forming, drilling, machining, and sorting.

Competitors

AFT’s competition includes both other MIM manufacturers and competing technologies such as precision machining and investment casting for certain applications. There are about 40 identified MIM manufacturers involved in contract manufacturing and perhaps a dozen or so captive operations. While a lack of public information makes it difficult to provide a specific ranking of competitors, AFT is commonly recognized among the top three MIM competitors in North America and among the top four MIM competitors in Europe. AFT’s main competitors include FloMet, Indo-MIM, Parmatech, Kinetics, GKN, Schunk and Parmaco.

AFT Acquisition Agreement and Related Agreements

On April 6, 2012, PCC, AFTE and ARC entered into the AFT Acquisition Agreement pursuant to which ARC will purchase from PCC one-hundred percent (100%) of the shares of AFT and a Hungarian special purpose acquisition company (the “AFTE SPV”), which will hold the Hungarian assets currently owned by AFTE. Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all of the associated liabilities, to PCC. The purchase of the AFT Shares and AFTE SPV will exclude certain liabilities, including tax liabilities and intercompany accounts obligations.

REASONS FOR THE PROPOSED ACQUISITIONS

In the course of reaching its recommendation, ARC’s Board of Directors consulted with QMT and AFT management and its financial and legal advisors and considered a number of factors, both positive and negative, and potential benefits and detriments of the QMT and AFT Acquisitions. ARC’s Board of Directors believes that the following factors supported its decision to approve the proposed Acquisitions:

Leading Market Share

The QMT Group companies and AFT each enjoy substantial market positions in their respective industries. As the pioneer and recognized industry leader in MIM and customized materials technology, backed by years of extensive experience and refinement, FloMet has established substantial market share in key markets in the MIM industry, including being the leading supplier in the orthodontics market, #1 position for manufacturing components for minimally invasive surgery equipment and leading provider of receiver cores for hearing aids. Similarly, AFT enjoys leading market position within various key markets, including being a leading U.S. manufacturer of firearm components, as well as leading supplier of automotive components including turbocharger vanes and fuel injector armatures. Tekna Seal has carved a niche for itself within the broader glass sealing industry by becoming a key provider of aircraft and military sensors, and for the hermetic seals required for implantable medical devices. In addition, due to its unique location and its ability to provide both custom-machined flanges as well as standard flanges, GF&F is well-positioned as a market leader in the northeast U.S., particularly in the instrumentation market segment. For the twelve months ended Dec 31, 2011, the QMT Group generated approx. $26.4 million in sales while AFT generated approx. $31.0 million in sales for the twelve months ended December 31, 2011 (unaudited pro-forma consolidated statement of operations). In the recent months, the companies have gained additional market share, with total sales of approx. $11.6 million for the combined companies (QMT Group sales of $5.5 million and AFT sales of $6.1 million) for the two months ended February 29, 2012 (un-audited, non-reviewed figures). The companies anticipate similar growth over the coming years.

Attractive Industry Profile

The QMT Group companies are well positioned to benefit from strong trends in multiple growth markets. The businesses participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.). In particular, the MIM technology is increasingly used to manufacture high volume miniature metal components that require specialized material properties or complex design. The worldwide MIM market is estimated to be in excess of $1.0B annually with recent annual growth rates of over 20% compounded as the technology receives increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components. The MIM industry continues to build on developments in materials and processing technologies, opening up new markets and applications. In addition, with respect to the Group companies operating in the fittings/flanges industry, attention on energy, chemical manufacturing, food processing, and other industries requiring flow management, as well as an aging infrastructure, all appear to position GF&F and TubeFit for continued growth. Furthermore, the recent yet to be proven shale gas opportunity also provides additional growth opportunities for these companies.

Track Record of Profitable Businesses

The companies continue to demonstrate strong operating and financial performance by offering attractively priced, innovative solutions for high quality fabricated metal components for some of the fastest growing industries. The companies have consistently achieved strong financial results with growing margins and substantial market share. The combined QMT Group’s total revenues for the twelve months ended December 31, 2011 were approximately $26.4 million vs. approximately $20.4 million for the year ended June 30, 2011. Furthermore, the QMT Group witnessed further sales growth in recent months, with total revenues of approx. $5.5 million for the two months ended February 29, 2012 (un-audited, non-reviewed figures). AFT witnessed similar growth, with total revenues of approx. $6.1 million for the two months ended February 29, 2012 (un-audited, non-reviewed figures), $31.0 million for the twelve months ended December 31, 2011, and $25.2 million for the twelve months ended April 3, 2011.

Similar to the revenue growth, the companies witnessed improved operating income and margins. QMT Group’s earnings before interest, taxes, depreciation and amortization expenses (EBITDA) were approx. $4.8 million for the twelve months ended Dec 31, 2011 vs. $3.7 million for the year ended June 30, 2011. Furthermore, QMT Group generated EBITDA of approx. $1.2 million for the two months ended Feb 29, 2012 (un-audited, non-reviewed figures) implying improved overall performance and robust growth in margins (from 18% for prior periods to 22% over the recent months). Similarly, AFT witnessed similar improvement in operating performance and margins having generated EBITDA of approx. $670k for the two months ended Feb 29, 2012 (un-audited, non-reviewed figures), vs. $3.1 million for the twelve months ended Dec 31, 2011 and $2.6 million for the twelve months ended April 3, 2011. The QMT Group companies anticipate similar growth over the coming years. AFT is also on a similar trajectory to grow during the course of the next two calendar years.

Stable and Growing Customer Base

The QMT Group companies have each enjoyed and developed strong and trusted relationships with its customers. Some of the key customer relationships include Covidien, Boston Scientific, Cardinal Health, Ormco/Sybron Dental, Hu Friedy, Starkey, Oticon, Ethicon, Depuy, Paragon Medical, Johnson & Johnson, Stryker, Stanley/Black & Decker, Honeywell Automotive, Smith and Wesson, Ruger, GE Aerospace, and Honeywell Aerospace, Goodrich Aerospace, Camtech, Invensys, Endress and Magnetrol. The companies’ engineers work closely with customers through each step of the process to develop and design products meeting precise requirements. Each of the companies serves key players in their respective industries and have built a significant reputation, exceeding the needs and expectations of its customers leading to a consistent and stable customer base. Most of FloMet’s business relationships are longstanding, including certain components that FloMet has produced for over 10 years. This is primarily a reflection of FloMet’s performance on an ongoing basis in meeting and exceeding customer expectations in quality, delivery, and total cost. This commitment to customer satisfaction, quality and attractive pricing has enabled the companies to build and maintain strong customer relationships. This stable customer base has provided both a platform for predictability of revenues as well as a strong pipeline of growth as current and new customer needs continue to grow as exemplified by the consistent increase in revenues as well as committed customer contracts.

Proprietary Technology or Significant Barriers to Entry

As the leader and pioneer of MIM technology, FloMet’s competitive advantage lies in its proprietary process to produce innovative products utilizing both its MIM technology and unique feedstock mixing to deliver miniature component solutions. FloMet’s technology enables it to have a significant pricing advantage for high volume and complex component needs in comparison to its competitors and competing technologies. FloMet’s process is backed by years of development and refinement, including proprietary sintering furnaces built by FloMet, proprietary design process control software built in-house as well as extensive capital expenditure and R&D invested over the years creating a significant barrier to entry for new entrants and low likelihood of customer switching. Similarly, Tekna Seal’s high technology target markets require the highest levels of performance and reliability that are provided by the company’s proprietary glass and ceramic seal technology, and the complexities of these customers’ designs make the responsive and deep engineering support provided by the Tekna Seal team mandatory. These factors allow Tekna Seal to maintain gross margins of over 45% and grow revenues at an average of about 15% per year.

Significant Growth Potential

The QMT Group companies expect to continue to expand their offerings to both their existing customer base as well as potential customers with which they are developing deeper relationships. With the addition of AFT-Europe operations, the businesses will be able to take advantage of the low cost country footprint in Europe to supplement the U.S. operations and expand its customer base. With the growth in the worldwide MIM applications due to increasing acceptance as a cost-effective and reliable solution to the challenges of high volume manufacture of tightly-toleranced small metal components. The MIM industry continues to build on developments in materials and processing technologies, opening up new markets and applications. One such market is the turbo vanes market. The European automotive markets continue to witness an increased demand for turbo vanes due to (i) a shift from investment casting to MIM technology (ii) upcoming emissions regulation forcing automotive companies to shift back to turbo-technology, creating large additional volumes for turbo manufacturers/suppliers. As one of the market leaders in the European turbo market, AFT should continue to witness sales growth. In addition, due to the increased attention on energy, chemical manufacturing, food processing, and other industries requiring flow management, as well as an aging infrastructure, there exist significant growth opportunities for GF&F and TubeFit within the pipe flange and fittings industry it currently services.

Forefront of Customized Materials Technology

The MIM companies have been at the forefront of customized materials technology and are leaders in development and establishment of unique material properties, representing one of most significant competitive advantages. Both FloMet and AFT have been providing innovative solutions for customers for the past several years to address their needs for custom material properties for specific component requirements. Through the companies’ expertise in creating customized materials and in-house control of all process steps the companies’ processes allow a variety of unique alloys to be produced.

Seasoned Management Team

The Group is led by a very strong management team that is intimate with the industry and is commercially, operationally, and technically excellent. The senior management team has a broad range of manufacturing experience in the diversified metal manufacturing industry. In particular, with regards to FloMet and AFT, as the pioneers in the industry, individuals of the management team have been among the key innovators on the forefront of MIM technology, responsible for the substantial positions these companies have held as MIM has evolved.

Scale Advantages and Synergies

The combination of the QMT Group and AFT makes strategic sense. There exist a number of synergies between the businesses, including cross fertilization of product/customer applications, expanded R&D capabilities, and operational synergies, among others. Over the recent months, both companies have achieved significant revenue and earnings growth. For the two months ended Feb 29, 2012 (un-audited, non-reviewed) the total sales and EBITDA of the combined businesses were approx. $11.6 million and $1.9 million respectively, a significant improvement over prior periods. We believe the merger of the businesses will help generate further scale and lead to enhanced revenue and earnings growth. Overall, the merger of two of the largest recognized leaders in the MIM industry will provide distinct scale advantages creating substantial barriers to entry for other companies and providing ARC with long-term strategic positioning as the clear market leader in the MIM industry.

Some of the more significant synergies among ARC, QMT and AFT include the following:

•	The broad array of technical expertise (materials, processes, technical talent) will allow for sharing and transfer of best practices and technical advancements among the companies;
•	The combination of the businesses is anticipated to create economic efficiencies for significant supplier and vendor negotiation advantages among the businesses, thereby providing potential for significant cost savings and the opportunity for overall margin enhancement going forward;
•	Economies of scale through a larger organization are also expected to facilitate better per-unit pricing on insurance, employee benefits and similar efficiencies;
•	Larger scale revenues and balance sheet assets are anticipated to provide the basis to negotiate better credit terms with suppliers;
•	The presence of AFT in Hungary is expected to provide low cost country manufacturing for distribution in Europe and to emerging markets to supplement the U.S. operations;
•	We intend to explore using ARC’s existing relationships and supply chain in China for future production of QMT and AFT products; and
•	Larger scale revenues to support mainly fixed costs are expected to provide greater cost efficiencies for the Company and its shareholders, including, without limitation, with respect to Nasdaq fees, legal compliance costs, audit fees, transfer agent fees, filing fees, annual meeting costs, investor relations costs, board of directors compensation and similar annual expenditures.

We also believe that following the QMT and AFT Acquisitions there will be significant opportunities to apply our established management techniques to improve margin and return on invested capital. The Acquisitions are expected to provide a platform for additional acquisitions. The Acquisitions are also expected to deliver accretive earnings and to return enhanced value on invested capital within three to five years.

In addition, the Company intends to continue to continue to design and develop hardware, including antennas, radios, and related accessories, used in broadband and other wireless networks. We supply our antenna products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value added resellers and other original equipment manufacturers.

Both the QMT and AFT companies have strong operating platforms and are expected to provide ARC with significant scale and revenue diversity. Company management believes that the combination and synergies of the companies will provide a strong foundation for ARC to become a leading diversified manufacturing company.

Due Diligence Process

ARC’s Board of Directors considered the scope of the due diligence investigation conducted by management and third-party advisors and evaluated the results thereof. A thorough due diligence review of the QMT Group as well as the AFT-MIM Businesses (US and Hungary) was conducted. The process covered several aspects, including but not limited to the following:

-	Review of the metal component fabrication industries, in particular the review of the metal injection molding, glass-to-metal sealing, and pipe flanges and fittings industries. Such review covered study of the market dynamics and size, historical growth trends, future growth opportunities, competitive landscape, and the companies’ respective size and position within the industries;

-	Detailed financial review including review of audited financial statements, where available, or performing new audits, where not available, for the prior two to three years, asset base review of the companies, review of historical cash flows and future cash flow generating capabilities, and CapEx requirements review;

-	Customer and product portfolio diligence with respect to assessing the sustainability of future sales forecasts and growth prospects;

-	Organization structure diligence, including a detailed profile of key management at each of these companies, the full range of skills and capabilities, and any potential employee-related liabilities and costs;

-	Review of intellectual property rights, including trademarks, patents, and other areas of unique and intrinsic value;

-	Review of all material contracts of the companies with customers, suppliers and any other third parties;

-	Review of any and all outstanding debt agreements, promissory notes or guarantees, security agreements, equipment leases, any other actual or contingent indebtedness;

-	Legal review, including review of all concluded, pending or threatened litigation, governmental proceedings or other potential claims, review of all material governmental permits, franchises, licenses and approvals, and review of the ownership and capitalization structure;

-	Detailed tax diligence, including review of historical tax filings, review of recent tax notices and any pending or potential issues with tax authorities;

-	Review of all product warranties and listing of warranty claims, reserves and expenses;

-	Diligence on compliance with environmental laws and regulations, review of past environmental reports and audits, and conducting environmental studies, where applicable;

-	Review of potential operating synergies and cost improvements that may exist upon combination of the various businesses; and

-	Other diligence items customary to a transaction of this nature

In addition, the Board of Directors also considered the different types of risks, including those inherent specifically to these businesses, as well as market and macroeconomic risks.

In addition to management visits to the U.S. and Hungarian facilities of the various companies, the Board of Directors retained services of several third-party consultants and advisors to bolster the internally run due diligence process and use their specialized expertise in various aspects of the process. These firms include the following:

-	The New York law firm of Wuersch & Gering LLP serves as counsel to ARC on corporate and securities compliance matters. Wuersch & Gering LLP also represents Quadrant, Brean Murray and QMT. Each of ARC, Quadrant, Brean Murray and QMT have waived any conflicts in respect of the joint representation by Wuersch & Gering LLP. Wuersch & Gering LLP has assisted ARC, Quadrant, Brean Murray and QMT with certain due diligence and advised ARC, Quadrant, Brean Murray and QMT with respect to drafting, negotiating and finalizing definitive agreements related to the Acquisitions. Wuersch & Gering LLP has extensive experience representing international clients in corporate, commercial, litigation, regulatory and complex business matters, including advising public and private companies, private equity funds, hedge funds, investment advisors, investment companies, private family offices, broker-dealers and international banks, among others.

-	The law firm of VJT & Partners was engaged to conduct legal and tax due diligence on the AFT Hungarian operations. VJT & Partners is a leading Hungarian commercial law firm advising international and domestic corporate clients and entrepreneurs. The law firm has served as a leading advisor to international private equity, venture capital and strategic investors on their investments into Hungarian companies and has been involved as lead counsel in over 50 transactions over the past 14 years in addition to significant experience advising multinational companies on a broad range of issues, including intellectual property, data protection, outsourcing and technology.

-	The New York office of the law firm of Garvey Schubert Barer was engaged as independent legal counsel to the Special Committee of the Board of Directors. Since its founding in 1966, Garvey Schubert Barer has counseled clients across virtually all industry sectors, with a special emphasis in international trade and transportation, maritime law, healthcare, technology, manufacturing, financial services, real estate, communications and media, and arts and entertainment. The Firm represents middle-market companies as well as a broad range of privately-held businesses, investment firms, financial institutions, nonprofit organizations, government entities and individuals.

-	The valuation services firm of Aranca was hired to perform independent valuation analyses on each of the companies and to render a fairness opinion. Aranca is a global end-to-end provider of world-class investment and business research, valuation services and intellectual property research. Aranca has significant experience in valuation and corporate finance matters.

-	The environmental consultants, ECS Limited, were hired to conduct environmental study on certain facilities. ECS Limited is a nationally ranked provider of environmental and geotechnical engineering as well as construction observation and testing services. ECS Limited has substantial environmental due diligence and risk evaluation experience.

-	Corporate Human Resources (“CHR”) was engaged to conduct a pre-acquisition due diligence review of the human resources function of AFT. CHR is a full service human resources management and consulting firm specializing in human resources in small to mid-size companies. The principal of CHR has established and managed human resources departments for more than 25 years in a variety of industries including, manufacturing, restaurants, and retail.

-	The audit firms of Hein & Associates LLP and Dreggors, Rigsby & Teal, P.A. were engaged to conduct audits and quarterly stub period reviews of the companies. Hein & Associates LLP is a leading full service CPA firm with technical expertise, experience, and specialized knowledge for many industries. Dreggors, Rigsby & Teal, P.A. is a leading full service CPA firm with significant experience in the field of public accounting, including auditing, tax consultation and preparation, financial planning and investing.

The foregoing discussion is not intended to be exhaustive, but it is believed to include the material factors our Board of Directors considered with respect to the Acquisitions. Based on the market outlook, thorough business diligence and a qualitative analysis of risk factors involved, the Board determined that the Acquisitions would be in the best interests of ARC’s shareholders.

REGULATORY APPROVALS

Antitrust in the United States

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the related rules and regulations that have been issued by the Federal Trade Commission (the “FTC”), certain acquisition transactions may not be consummated until certain information and documentary material (“Premerger Notification and Report Forms”) have been furnished to the FTC and the Antitrust Division of the Department of Justice (the “Antitrust Division”) and certain waiting period requirements have been satisfied. We have concluded that the notification requirements of the HSR Act will not apply to our proposed acquisition of QMT and AFT. However, if the FTC or Antitrust Division challenges the conclusions of our analysis, we may be required to file a remediating notification regarding the Acquisitions. The filing of such remediating notifications, if required by the FTC or Antitrust Division, could subject the Company to fines and/or other regulatory actions, and/or delay the prospective closings of the Acquisitions. At any time before or after the AFT Acquisition or QMT Acquisition, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the AFT Acquisition, QMT Acquisition or seeking the divestiture of AFT or QMT or the divestiture of substantial assets of ARC or its subsidiaries or of AFT or QMT or their subsidiaries. Any such action by the FTC or Antitrust Division could have a material and adverse effect on our Company and/or cause the termination our Acquisition plans.

In addition, the AFT Acquisition and QMT Acquisition may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or disapprove of the AFT Acquisition and/or QMT Acquisition under the circumstances and based upon the review set forth in applicable state laws and regulations. We cannot assure you that one or more state attorneys general will not attempt to file an antitrust action to challenge the AFT Acquisition or QMT Acquisition. Private parties also may seek to take legal action under the antitrust laws in some circumstances.

Foreign Competition Law Filings

QMT, AFT and ARC sell products in a number of jurisdictions throughout the world (including in the European Union), where antitrust filings or approvals are required or advisable in connection with the completion of the AFT Acquisition and QMT Acquisition. We are currently submitting notifications and seeking approvals in the relevant jurisdictions. We believe that completion of the AFT Acquisition and QMT Acquisition will be approved without conditions in all such countries where approval is required. However, we cannot rule out the possibility that any foreign antitrust authority might seek to require remedial undertakings as a condition to its approval.

We cannot assure you that all of the regulatory approvals described above will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that the Department of Justice, the FTC or any state attorney general or any other governmental entity or any private party will not attempt to challenge the completion of the AFT Acquisition and QMT Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Explanatory Note Regarding All Financial Information

ARC’s fiscal year end is December 31st; the QMT Group has a June 30th fiscal year end; and AFT has a fiscal year end of March 31st. The financial information presented for ARC at December 31 is audited. The Financial information of QMT dated December 31 is unaudited for the six months ending at such date. The Financial information of AFT dated December 31 is unaudited for the nine months ending at such date. The historical and pro forma per share data for ARC and the combined acquisitions of QMT and AFT are set forth in the “Unaudited Pro Forma Consolidated Statement Of Operations For The Twelve Months Ended December 31, 2011” contained in the “Unaudited Pro Forma Consolidated Financial Statements” that appear below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF QMT

The following discussion is intended to assist in understanding QMT’s business and the results of its operations. It should be read in conjunction with the Consolidated Financial Statements and the related notes that appear elsewhere in this proxy statement. Certain statements made in this discussion may be forward looking. Forward-looking statements involve risks and uncertainties and a number of factors could cause actual results or outcomes to differ materially from QMT’s expectations. See “Cautionary Statements” at the beginning of this proxy statement for additional discussion of some of these risks and uncertainties.

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Fiscal Year-End

The QMT Group companies’ fiscal year end is June 30th.

QMT was formed in April of 2011 and commenced consolidating in June of 2011.

Business Overview

The worldwide metals component industry is comprised of a number of significant industries commonly defined by the process and/or type of metal utilized to manufacture the component. Common processes include casting, forging, machining, stamping, powder metallurgy (conventional P/M, metal injection molding (“MIM”), and powder forging) and extrusion. Materials range from basic iron and steel to aluminum, magnesium, zinc, precious metals, copper and brass, tin, tungsten, titanium and others. While there are no compiled figures for the total of these markets, it is believed to be in total of hundreds of billions of dollars annually.

The QMT companies participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

QMT owns a majority interest in four companies: FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (collectively referred to as the “QMT Group”), as described in further detail below. The QMT Group’s consolidated financial information are disclosed below, as well as the information for QMT itself.

QMT was formed in April 2011, to function as a holding company for a group of diversified manufacturing and distribution companies. Upon formation, QMT acquired controlling interests in Tekna Seal as of May 1, 2011 and in Flomet as of June 30, 2011. In addition, QMT acquired GF&F as of April 14, 2011 and has held controlling interests in GF&F since that date. Furthermore, TubeFit was formed on November 1, 2011 and QMT has held controlling interests in TubeFit since that date. While QMT was formed in 2011 as a holding company, Quadrant has held controlling interests in FloMet and Tekna Seal for over 20 years.

GF&F has been in business since 1972. GF&F is a domestic manufacturer of flanges in carbon steel, stainless steel and the alloys. GF&F also manufactures metric flanges, orifice unions, galvanized flanges, long weld necks, pad flanges/studding outlets, special facings and custom flanges. Since 1972, GF&F has been manufacturing domestic flanges in carbon steel, stainless steel and alloys. GF&F also maintains a large inventory of galvanized flanges and orifice unions. QMT believes that GF&F can handle any substantially custom machining requirements and special flange facings.

Consolidated Financial Condition of the QMT Group as of March 31, 2012

As of March 31, 2012, the QMT Group had total assets of $23,999,332, consisting of total current assets of $11,699,307, plant and equipment, net of accumulated depreciation of $4,648,007, and total long-term assets of $7,652,018. The QMT Group’s current assets consisted of cash and cash equivalents of $3,621,809, accounts receivable, net of allowance for doubtful accounts of $3,487,094, inventory of $4,183,126 and prepaid expenses and other assets of $407,278. The QMT Group’s long-term assets consisted of goodwill in the amount of $6,963,796, an amount due from a related party of $401,002 and other long-term assets of $287,220.

The QMT Group’s total current liabilities were $3,338,751, including a current portion of long-term debt in the amount of $1,410,354, accounts payable of $824,002, accrued payroll and related liabilities of $574,171, other accrued expenses of $121,597, an amount due to related party of $300,425 and unearned mold income of $108,202. The QMT Group’s total long-term liabilities are $5,767,378, consisting of long-term debt, net of current portion.

The QMT Group’s total liabilities and members’ equity were $23,999,332, and consisted in part of minority shareholders’ interests of $1,031,131 and members’ equity of $13,862,072.

Financial Condition of QMT and QMT Group Subsidiaries as of March 31, 2012

QMT

As of March 31, 2012, QMT had total assets of $16,999,230, consisting of total current assets of $196,755, and total long-term assets of $16,802,475. The QMT Group’s current assets consisted of cash and cash equivalents in the amount of $42,755 and an amount due from a related party $154,000. QMT’s long-term assets consisted of an investment in General Flange & Forge LLC of $2,792,844, an investment in Tekna Seal LLC of $4,799,778, an investment in FloMet LLC of $9,273,872, an obligation related to TubeFit of $(110,299) and other long-term assets of $46,280.

QMT’s total current liabilities were $600,852, including a current portion of long-term debt in the amount of $410,734, accounts payable of $9,122 and an amount due to related party of $180,996. QMT’s total long-term liabilities were $2,200,306, consisting of long-term debt, net of current portion of $1,567,137, and an amount due to a related party of $633,169.

QMT’s total liabilities and members’ equity were $16,999,230, and consisted in part of members’ equity of $14,198,072.

FloMet LLC

As of March 31, 2012, FloMet had total assets of $12,295,438, consisting of total current assets of $6,188,129, plant and equipment, net of accumulated depreciation of $3,919,692, and total long-term assets of $2,187,617. FloMet’s current assets consisted of cash and cash equivalents of $2,167,798, accounts receivable, net of allowance for doubtful accounts of $1,803,558, an amount due from a related party of $228,461, inventory of $1,743,268 and prepaid expenses and other assets of $245,044. FloMet’s long-term assets consisted of goodwill in the amount of $1,749,657, an amount due from a related party of $401,002 and other long-term assets of $36,958.

FloMet’s total current liabilities were $1,590,964, including a current portion of long-term debt in the amount of $402,692, accounts payable of $413,251, accrued payroll and related liabilities of $396,989, other accrued expenses of $121,597, amount due to related party of $148,233 and unearned mold income of $108,202. FloMet’s total long-term liabilities are $1,725,795, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity were $12,295,438, and included members’ equity of $8,587,209 and minority shareholders’ interests of $391,470.

General Flange & Forge LLC

As of March 31, 2012, GF&F had total assets of $6,042,850, consisting of total current assets of $3,678,030, plant and equipment, net of accumulated depreciation of $498,287, and total long-term assets of $1,866,533. GF&F’s current assets consisted of cash and cash equivalents of $416,440, accounts receivable, net of allowance for doubtful accounts of $1,017,728, an amount due from a related party of $606,170, inventory of $1,598,761 and prepaid expenses and other assets of $38,931. GF&F’s long-term assets consisted of goodwill in the amount of $1,711,763 and other long-term assets of $154,770, which included a lease deposit of $12,000, deferred loan costs, net of $19,023 and organizational costs of $123,747.

GF&F’s total current liabilities were $1,030,544, including a current portion of long-term debt in the amount of $562,228, accounts payable of $191,964, accrued payroll and related liabilities of $128,799 and an amount due to a related party of $147,553. GF&F’s total long-term liabilities were $1,909,146, consisting of long-term debt, net of current portion.

GF&F’s total liabilities and members’ equity were $6,042,850, and included members’ equity of $2,792,844 and minority shareholders’ interests of $310,316.

Tekna Seal LLC

As of March 31, 2012, Tekna Seal had total assets of $5,725,155, consisting of total current assets of $1,984,101, plant and equipment, net of accumulated depreciation of $187,686, and total long-term assets of $3,553,368. Tekna Seal’s current assets consisted of cash and cash equivalents of $992,282, accounts receivable, net of allowance for doubtful accounts of $498,088, inventory of $447,638 and prepaid expenses and other assets of $46,093. Tekna Seal’s other assets consisted of goodwill in the amount of $3,373,368, an amount due from a related party of $152,845 and other long-term assets of $27,086.

Tekna Seal’s total current liabilities were $233,002, including accounts payable of $188,107 and accrued expenses of $44,895.

Tekna Seal’s total liabilities and members’ equity was $5,725,155, and included members’ equity of $5,150,541 and minority shareholders’ interests of $341,612.

TubeFit LLC

As of March 31, 2012, TubeFit had total assets of $893,742, consisting of total current assets of $700,335, plant and equipment, net of accumulated depreciation of $42,342, and total long-term assets of $151,065. TubeFit’s current assets consisted of cash and cash equivalents of $2,534, accounts receivable, net of allowance for doubtful accounts of $227,132, inventory of $393,459 and prepaid expenses and other assets of $77,210. TubeFit’s total other long-term assets consisted of goodwill in the amount of $128,939 and other long-term assets in the amount of $22,126, which consisted of deposits in the amount of $8,113, deferred loan costs, net $5,737 and organizational costs, net of $8,276.

TubeFit’s total current liabilities were $297,108, including a current portion of a long term debt in the amount of $34,700, accounts payable of $80,970, accrued payroll and related liabilities of $3,488 and an amount due to related party of $177,950. TubeFit’s total long-term liabilities are $719,300, consisting of long-term debt, net of current portion of $565,300, and an amount due to a related party of $154,000.

TubeFit’s total liabilities and members’ equity is $893,742, and consists in part of members’ equity of $(110,399) and minority shareholders’ interests of ($12,267).

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated balance sheets related to total assets for ($17,957,083), consisting of total current assets for $(1,048,043) and long-term assets for ($16,909,040). The intercompany eliminations for total current assets included accounts receivable, net of allowance for doubtful accounts of ($59,412) and an amount due from a related party of ($988,631). The intercompany eliminations for total long term assets included an amount due from a related party of ($152,845) and eliminations related to the investments in GF&F for ($2,792,844), Tekna Seal for ($4,799,778), FloMet for ($9,273,872) and TubeFit for $110,299.

The QMT Group had intercompany eliminations to its total current liabilities of ($413,719), consisting of an amount due to a related party in the amount of ($354,307) and accounts payable in the amount of ($59,412). The QMT Group also had intercompany eliminations to its total long-term liabilities of ($787,169), consisting of an amount due to a related party. The QMT Group had intercompany eliminations to its total liabilities and members’ equity of ($17,957,083), which included intercompany eliminations to members’ equity in the amount of ($16,756,195).

Financial Condition of GF&F as of December 31, 2011

As of December 31, 2011, GF&F had total assets of $6,064,071, consisting of total current assets of $3,662,548, plant and equipment, net of accumulated depreciation of $526,158, and total long-term assets of $1,875,365. GF&F’s current assets consisted of cash and cash equivalents of $378,885, accounts receivable, net of allowance for doubtful accounts of $1,323,825, an amount due from a related party of $327,209, inventories of $1,574,025 and prepaid expenses and other assets of $58,604. GF&F’s long-term assets consisted of goodwill in the amount of $1,711,763 and other long-term assets of $163,602.

GF&F’s total current liabilities are $1,000,196, including a current portion of long-term debt in the amount of $506,291, accounts payable of $236,108, and accrued payroll and related liabilities of $74,911. GF&F’s total long-term liabilities are $2,150,553, consisting of long-term debt, net of current portion of $2,100,553 and an amount due to a related party of $50,000.

GF&F’s total liabilities and members’ equity is $6,064,071, and consists in part of minority shareholders’ interests of $291,332 and members’ equity of $2,621,990.

Consolidated Results of Operations for the Twelve Month Period Ended December 31, 2011

As illustrated in the unaudited, pro-forma consolidated statement of operations, QMT Group’s total revenues for the twelve months ended December 31, 2011 were $26,375,000, including sales of $26,298,000 and other income of $77,000 (this figure included GF&F revenues from the date of acquisition, April 14, 2011 through the end of year December 31, 2011). The QMT Group’s total cost and expenses for the twelve month period ended December 31, 2011 were $22,645,000, including cost of sales of $16,281,000, selling, general and administrative expenses of $5,934,000 (which included depreciation and amortization (D&A) expenses of $740,144) and net interest expenses of $430,000. The QMT Group’s earnings from operations (EBIT) for the period were $4,083,000 and the earnings before interest, taxes, depreciation and amortization expenses (EBITDA) for the period was $4,823,144 (EBIT of $4,083,000 plus D&A of $740,144). The QMT Group’s earnings before minority interests were $3,730,000. After minority interest, QMT’s net income was $3,347,000.

Consolidated Results of Operations for the Nine Month Period Ended March 31, 2012

The QMT Group’s total revenues for the nine month period ended March 31, 2012 were $23,253,062, including sales of $23,084,733, interest income of $22,773 and other income of $145,556.

The QMT Group’s total cost and expenses for the nine month period ended March 31, 2012 were $19,454,785, including cost of sales of $13,674,058, selling, general and administrative expenses of $5,381,620, interest expenses of $372,143 and loss on disposal of assets of $26,964. The QMT Group’s earnings before minority interest for the period was $3,798,277. The QMT Group’s minority interest was ($228,841). The QMT Group’s net income was $3,569,436.

QMT

QMT’s total revenues for the nine month period ended March 31, 2012 were $4,012,165, including income from GF&F of $566,669, income from Tekna Seal of $786,782, income from FloMet of $2,765,237 and a loss of $(111,299) from TubeFit. QMT also received other income of $4,776. QMT operates as a holding company for members’ interests in the four operating companies and thus does not have revenues other than income/loss from the operating companies.

QMT’s total cost and expenses for the nine month period ended March 31, 2012 were $442,728, including selling, general and administrative expenses of $336,524 and interest expenses of $106,204. The SG&A expenses were primarily fees for professional services and an allocation of certain travel expenses for QMT Management associated with acquisition activities. QMT had earnings before minority interest of $3,569,437 and net income of $3,569,437.

FloMet LLC

FloMet’s total revenues for the nine month period ended March 31, 2012 were $13,230,558, including sales of $13,077,931, interest income of $11,847 and other income of $140,780. Sales increased significantly over the same period in the prior year primarily due to an increase in demand from our medical device customers and the successful launch and initial production shipments for several new components. The general economic recovery is having positive effects on demand from most of FloMet’s customer base.

FloMet’s total cost and expenses for the nine month period ended March 31, 2012 were $10,339,260, including cost of sales of $7,471,272, selling, general and administrative expenses of $2,742,517 and interest expenses of $125,471. Selling, general & administrative expenses increased over the prior year due to the addition of sales engineers, an increase in management incentive pay because of the significantly improved financial results in the period, and an increase in expenses associated with our China MIM pilot plant initiative. FloMet’s earnings before minority interest were $2,891,298. After minority interest of ($126,061), FloMet’s net income was $2,765,237. We continue to realize reductions in labor costs as a result of our ongoing automation and other continuous improvement activities which are significant contributors to our improved performance.

General Flange & Forge LLC

GF&F’s total revenues for the nine month period ended March 31, 2012 were $6,085,651, including sales of $6,079,016 and other income of $6,635. GF&F is focused on continuing to expand its customer base, particularly with the instrumentation market segment.

GF&F’s total cost and expenses for the nine month period ended March 31, 2012 were $5,456,019, including cost of sales of $4,028,670, selling, general and administrative expenses of $1,277,947, interest expenses of $122,438 and loss on disposal of assets of $26,964. Cost of materials, which consist primarily of forged flange blanks from suppliers, has been higher than prior year costs due to more short-lead time or “spot buying” of these forgings to respond to the stronger demand than anticipated from customers in the forecast. GF&F’s earnings before minority interest were $629,632. After minority interest of ($62,963), GF&F’s net income was $566,669.

Tekna Seal LLC

Tekna Seal’s total revenues for the nine month period ended March 31, 2012 were $3,625,970, including sales of $3,621,679 and interest income of $4,291. Revenues for the period were in line with revenues in the same period last year.

Tekna Seal’s total cost and expenses for the nine month period ended March 31, 2012 were $2,787,005, including cost of sales of $1,900,189 and selling, general and administrative expenses of $886,816. The increase in SG&A over the prior period is due to an increase in salaries expense and travel and entertainment expenses associated with an increased emphasis on new customer development. Tekna Seal’s earnings before minority interest were $838,965. After minority interest of ($52,184), Tekna Seal’s net income was $786,781.

TubeFit LLC

TubeFit’s total sales and revenues for the nine month period ended March 31, 2012 were $365,519. The company began operations in November, 2011 and made its first shipments in December as inventory stocks began to arrive that month. The company was focused on moving into its current warehouse location, installing racking for inventories, and initial sales and marketing contacts with prospective customers in this period as we were waiting for inventories to arrive from suppliers.

TubeFit’s total cost and expenses for the nine month period ended March 31, 2012 were $489,185, including cost of sales of $333,339, selling, general and administrative expenses of $137,816 and interest expense of $18,030. TubeFit’s earnings before minority interest were ($123,666). After minority interest of ($12,367), TubeFit’s net income was ($111,299). As mentioned above, TubeFit was in a start-up mode for the period and results were as expected for this phase.

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated statements of income related to total revenues in the amount of ($4,066,801). This included intercompany eliminations to sales ($59,412), income from GF&F ($566,669), income from Tekna Seal ($786,782), income from FloMet ($2,765,237) and TubeFit $111,299.

Cash Flows

As of March 31, 2012, the QMT Group had cash and cash equivalents of $3,621,809. This represented a net increase in cash and cash equivalents of $1,881,564 during the nine month period; at the beginning of the nine month period, the QMT Group had cash and cash equivalents of $1,740,245. The QMT Group generated $4,700,011 from operating activities. The QMT Group expended $1,010,991 on investing activities, including $129,303 for the purchase of goodwill, $250,666 for a loan to a related party and $631,022 for an investment in plant and equipment. The QMT Group also used $1,807,456 in financing activities which was primarily attributed to payments on long term debt as well as distributions to members.

Consolidated Financial Condition of the QMT Group as of June 30, 2011

As of June 30, 2011, the QMT Group had total assets of $22,115,910, consisting of total current assets of $10,359,422, plant and equipment, net of accumulated depreciation of $4,597,986, and total long-term assets of $7,158,502. The QMT Group’s current assets consisted of cash and cash equivalents of $1,740,245, accounts receivable, net of allowance for doubtful accounts of $3,539,590, an amount due from member of $6,572, inventories of $4,357,811 and prepaid expenses and other assets of $715,204. The QMT Group’s long-term assets consisted of goodwill in the amount of $6,834,493 and other long-term assets of $324,009.

The QMT Group’s total current liabilities are $4,210,486, including a current portion of long-term debt in the amount of $1,452,330, a line of credit payable of $700,000, accounts payable of $1,074,055, accrued payroll and related liabilities of $503,964, other accrued expenses of $166,638, amount due to related party of $116,385 and unearned mold income of $197,114. The QMT Group’s total long-term liabilities are $5,908,954 include long-term debt, net of current portion of $5,903,312 and deferred rent of $5,642.

The QMT Group’s total liabilities and members’ equity is $22,115,910, and consists in part of minority shareholders’ interests of $2,017,636 and members’ equity $9,978,834.

Financial Condition of QMT and QMT Group Subsidiaries as of June 30, 2011

QMT

As of June 30, 2011, QMT had total assets of $12,614,155, consisting of total current assets of $50,860, and total long-term assets of $12,563,295. The QMT Group’s current assets consisted of cash and cash equivalents. QMT’s long-term assets consisted of an investment in General Flange & Forge LLC of $2,226,175, an investment in Tekna Seal LLC of $4,626,675, and investment in FloMet LLC of $5,655,740 and other long-term assets of $54,705.

QMT’s total current liabilities were $488,053, including a current portion of long-term debt in the amount of $426,774, other accrued expenses of $11,561 and amount due to related party of $49,718. QMT’s total long-term liabilities were $1,904,940 consisting of long-term debt, net of current portion.

QMT’s total liabilities and members’ equity is $12,614,155, and consists in part of members’ equity of $10,221,162.

FloMet LLC

June 30, 2011

As of June 30, 2011, FloMet had total assets of $10,730,299, consisting of total current assets of $5,036,136, plant and equipment, net of accumulated depreciation of $3,883,914, and total long-term assets of $1,810,249. FloMet’s current assets consisted of cash and cash equivalents of $570,684, accounts receivable, net of allowance for doubtful accounts of $1,954,796, an amount due from a related party of $75,975, an amount due from member of $6,572, inventories of $1,824,097 and prepaid expenses and other assets of $604,012. FloMet’s long-term assets consisted of goodwill in the amount of $1,749,293 and other long-term assets of $60,956.

FloMet’s total current liabilities are $2,476,187, including a current portion of long-term debt in the amount of $534,794, a line of credit payable of $700,000, accounts payable of $408,999, accrued payroll and related liabilities of $330,203, other accrued expenses of $155,077, amount due to related party of $150,000 and unearned mold income of $197,114. FloMet’s total long-term liabilities are $1,618,188, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity is $10,730,299, and consists in part of minority shareholders’ interests of $995,906 and members’ equity of $5,640,018.

June 30, 2010

As of June 30, 2010, FloMet had total assets of $9,099,278, consisting of total current assets of $5,383,958, plant and equipment, net of accumulated depreciation of $3,678,320, and other long-term assets of $37,000. FloMet’s current assets consisted of cash and cash equivalents of $2,429,702, accounts receivable, net of allowance for doubtful accounts of $1,311,758, an amount due from a related party of $8,622, an amount due from member of $7,744, inventories of $1,160,715 and prepaid expenses and other assets of $465,417.

FloMet’s total current liabilities are $1,288,382, including a current portion of long-term debt in the amount of $435,633, accounts payable of $352,697, accrued payroll and related liabilities of $270,584, other accrued expenses of $124,607 and unearned mold income of $104,861. FloMet’s total long-term liabilities are $1,569,914, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity is $9,099,278, and consists in part of members’ equity of $6,240,982.

June 30, 2009

As of June 30, 2009, FloMet had total assets of $8,617,278, consisting of total current assets of $5,056,812, plant and equipment, net of accumulated depreciation of $3,523,466, and other long-term assets of $37,000. FloMet’s current assets consisted of cash and cash equivalents of $1,158,688, accounts receivable, net of allowance for doubtful accounts of $2,408,385, an amount due from a related party of $9,738, an amount due from member of $13,880, inventories of $1,149,396 and prepaid expenses and other assets of $316,725.

FloMet’s total current liabilities are $1,304,666, including a current portion of long-term debt in the amount of $286,906, accounts payable of $323,442, accrued payroll and related liabilities of $450,669, other accrued expenses of $130,345, unearned mold income of $51,688 and a current portion of a note payble to a former member of $61,616. FloMet’s total long-term liabilities are $1,545,160, consisting of long-term debt, net of current portion.

FloMet’s total liabilities and members’ equity is $8,617,278, and consists in part of members’ equity of $5,767,452.

General Flange & Forge LLC

As of June 30, 2011, GF&F had total assets of $5,793,428, consisting of total current assets of $3,338,953, plant and equipment, net of accumulated depreciation of $561,450, and total long-term assets of $1,893,025. GF&F’s current assets consisted of cash and cash equivalents of $292,654, accounts receivable, net of allowance for doubtful accounts of $900,101, an amount due from a related party of $25,000, inventories of $2,106,674 and prepaid expenses and other assets of $14,524. GF&F’s long-term assets consisted of goodwill in the amount of $1,711,763 and other long-term assets of $181,262.

GF&F’s total current liabilities are $939,716, including a current portion of long-term debt in the amount of $490,762, accounts payable of $407,647, and accrued payroll and related liabilities of $41,307. GF&F’s total long-term liabilities are $2,380,184, consisting of long-term debt, net of current portion.

GF&F’s total liabilities and members’ equity is $5,793,428, and consists in part of minority shareholders’ interests of $247,353 and members’ equity of $2,226,175.

Tekna Seal LLC

As of June 30, 2011, Tekna Seal had total assets of $5,587,593, consisting of total current assets of $2,034,448, plant and equipment, net of accumulated depreciation of $152,622, and total long-term assets of $3,400,523. Tekna Seal’s current assets consisted of cash and cash equivalents of $826,047, accounts receivable, net of allowance for doubtful accounts of $684,693, inventories of $427,040 and prepaid expenses and other assets of $96,668. Tekna Seal’s long-term assets consisted of goodwill in the amount of $3,373,437 and other long-term assets of $27,086.

Tekna Seal’s total current liabilities are $407,505, consisting of accounts payable of $257,409, accrued payroll and related liabilities of $132,454 and an amount due to a related party of $17,642.

Tekna Seal’s total liabilities and members’ equity is $5,587,593, and consists in part of minority shareholders’ interests of $774,377 and members’ equity of $4,400,069.

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated balance sheets related to total current assets for $100,975, and long-term assets for $12,508,590, which included eliminations related to the investments in GF&F for $2,226,175, Tekna Seal for $4,626,675 and FloMet for $5,655,740.

Consolidated Results of Operations for the Year Ended June 30, 2011 Compared to the Year Ended June 30, 2010

Explanatory Note

Flomet and Tekna Seal were each formed prior to the fiscal year ended June 30, 2011: Flomet on September 28, 1998 and Tekna Seal on September 16, 2002. GF&F was formed on March 1, 2011 and Tubefit was formed on October 19, 2011. As a result, financial information for both the period ended June 30, 2011 and the period ended June 30, 2010 is included only for Flomet and Tekna Seal. For GF&F, financial information is provided for the fiscal year ended June 30, 2011, only. For Tubefit, no year end financial information is included herein.

QMT Group

The QMT Group’s total revenues for the year ended June 30, 2011 were $20,416,147, including sales of $20,390,763, interest income of $11,293 and other income of $14,091.

The QMT Group’s total cost and expenses for the year ended June 30, 2011 were $17,705,319, including cost of sales of $12,843,216, selling, general and administrative expenses of $4,589,812 (which included D&A expenses of $638,220) and interest expenses of $272,291. The QMT Group’s EBITDA was $3,610,046 (EBIT of $2,971,826 plus D&A of $638,220) and earnings before minority interest were $2,710,828. After minority interest, QMT’s Group net income was $106,198. Because membership units in TeknaSeal LLC were contributed by the owners of the company on May 1, 2011 and membership units in FloMet LLC were contributed by the owners of the company on June 30, 2011, minority interest earnings for the year of $2,604,630 were excluded from the net income for the Group and reported on the Consolidated Statement of Income as “Minority Interest”. The earnings for the Group before exclusion for this Minority Interest exclusion were $2,710,828.

QMT

QMT LLC operates as a holding company for members’ interests in the operating companies FloMet LLC, TeknaSeal LLC, and General Flange & Forge LLC and TubeFit which was purchased in the company’s 2012 fiscal year.

QMT’s total revenues for the year ended June 30, 2011 were $143,626, including income from Tekna Seal of $167,451 and a loss of $23,825 from GF&F. The income from TeknaSeal represents members’ share of income for the operating company for the period from May 1, 2011 through the fiscal year end of June 30, 2011, while GF&F loss represents members’ share of loss for the operating company from the date of acquisition, April 14, 2011 through the fiscal year end of June 30, 2011.

QMT’s total cost and expenses for the year ended June 30, 2011 were $37,428, including selling, general and administrative expenses of $1,465 (which included D&A expenses of $1,460) and interest expenses of $35,963. QMT’s EBITDA was $143,621 (EBIT of $142,161 plus D&A of $1,460) and net income was $106,198.

FloMet LLC

FloMet’s total revenues for the year ended June 30, 2011 were $13,760,155, including sales of $13,752,051 and interest income of $8,104 versus revenues of $12,420,775 including sales of $12,413,154 and interest income of $7,621 for the year ended June 30, 2010. FloMet’s net sales for year ended June 30, 2010 were $12,420,775. The increase was due to initial production shipments of several products acquired in the Injectamax Corporation acquisition (completed in August 2011) and the launch of several new FloMet components. This was decline from the fiscal year ended June 30, 2009, in which FloMet’s net sales were $15,499,394.

FloMet’s total cost and expenses for the year ended June 30, 2011 were $12,432,345, including cost of sales of $9,324,358, selling, general and administrative expenses of $2,916,605 (which included D&A expenses of $546,370) and interest expenses of $191,382.

FloMet’s cost of sales for the year ended June 30, 2010 were $7,376,524. Gross Profits for the year ended June 30, 2012 were $5,044,251 and selling, general and administrative expenses were $3,024,167. Income from operations was $2,020,084 and net income was $1,879,967.

FloMet’s cost of sales for the year ended June 30, 2009 were $8,148,187. Gross Profits for the year ended June 30, 2012 were $7,351,207 and selling, general and administrative expenses were $2,879,168. Income from operations was $4,472,039 and net income was $4,322,952.

The total cost and expenses increased from the fiscal year ended June 30, 2010 to the fiscal year ended June 30, 2011 by $1,883,916, primarily associated with the acquisition of Injectamax Corporation, operational expenses as we operated that business in California during an interim period, costs associated with moving the Injectamax operations to FloMet’s facility in Florida, and product launch expenses associated with production start-up at FloMet’s facility in DeLand, Florida. Such expenses are considered non-recurring, one-time expenditures associated with the transition and integration of Injectamax into FloMet. Shipments of transferred business from FloMet’s facility began late in the 2011 fiscal year.

FloMet’s EBITDA for the period ended June 30, 2011 was $2,057,458 (EBIT of $1,511,088 plus D&A of $546,370) and earnings before minority interest were $1,327,810. As mentioned above, because membership units in FloMet LLC were contributed by the owners on June 30, 2011, earnings for the year were reported on the Consolidated Statement of Income as “Minority Interest”.

General Flange & Forge LLC

GF&F’s total revenues for the year ended June 30, 2011 were $1,392,157, including sales of $1,389,900 and other income of $2,257.

GF&F’s total cost and expenses for the year ended June 30, 2011 were $1,418,629, including cost of sales of $914,481, selling, general and administrative expenses of $459,202 (which included D&A expenses of $26,553) and interest expenses of $44,946. GF&F’s EBITDA for the period was $45,027 (EBIT of $18,474 plus D&A of $26,533) and losses before minority interest were $26,472. GF&F experienced a net loss of $23,825 for the period.

The financial results of GF&F reflect that QMT acquired GF&F on March 1, 2011.  GF&F began business on March 1, 2011.  With the initial cash investments of its shareholders and a bank loan, GF&F  purchased assets and assumed liabilities of General Flange & Forge, Inc. on April 18, 2011.  GF&F was formed for the purpose of this acquisition.

Tekna Seal LLC

Tekna Seal’s total revenues for the year ended June 30, 2011 were $5,263,835 as compared to total revenues of $3,817,461 for the year ended June 30, 2010. Fiscal year ended June 30, 2011 revenues included sales of $5,248,812, interest income of $3,189 and other income of $11,834 as compared to sales of $3,816,725, interest income of $676, and other income of $60 in the earlier period. The increase in revenues was driven by significantly higher sales to Goodrich and several new projects which launched in the year.

Tekna Seal’s total cost and expenses for the year ended June 30, 2011 were $3,816,917 (as compared to $2,895,368 in the period ended June 30, 2010). The figures include cost of sales of $2,604,377 and selling, general and administrative expenses of $1,212,540 (which included D&A expenses of $63,837) for the period ended June 30, 2011. Tekna Seal’s EBITDA for the period was $1,527,566 (EBIT of $1,463,729 plus D&A of $63,837) and earnings before minority interest were $1,446,918. Because membership units in TeknaSeal LLC were contributed by the owners of the company on May 1, 2011, minority interest earnings were excluded from the net income and reported on the Consolidated Statement of Income as “Minority Interest”. After minority interest of $1,279,467, Tekna Seal’s net income was $167,451. The significant increase in earnings was due to leveraging fixed costs over a significantly higher revenue base and several high-margin prototype projects in the year.

Intercompany Eliminations

The QMT Group had intercompany eliminations to its consolidated statements of income related to total revenues and net income in the amount of ($143,626) which represents the revenues to the holding company in the form of income from the operating companies in the period. As QMT did not exist in the period ended June 30, 2010 there is no comparison basis for the prior year period.

Cash Flows

As of June 30, 2011, the QMT Group had cash and cash equivalents of $1,740,245. This represented a net decrease in cash of $1,081,377 during the fiscal year; at the beginning of the fiscal year, the QMT Group had cash and cash equivalents of $2,821,622. The QMT Group’s operating activities resulted in a net expenditure of $480,499 in cash. This net expenditure in cash was composed primarily of an increase in inventory at FloMet as we purchased additional raw materials to build a safety stock as shortages in metal powders were forecast primarily due to damage to one of the larger metal powder manufacturers that was located in the earthquake/tidal wave zone in Japan.

The QMT Group expended $7,131,076 on investing activities, including $3,461,056 for the purchase of goodwill associated with the acquisitions of Injectamax and General Flange and Forge Corporation, $2,250,000 for an investment in General Flange & Forge LLC used in the acquisition of the company and $1,420,020 for an investment in plant and equipment which represented both new capital equipment at FloMet and the value of the machinery and equipment acquired in the two acquisitions mentioned above. The QMT Group also received $6,530,198 from financing activities. These proceeds were used for the acquisition of GF&F and to finance a portion of the capital equipment acquired during the year.

Critical Accounting Policies and Estimates

QMT’s significant accounting policies are summarized in Note A of QMT’s financial statements set forth in this Proxy Statement.

Consolidated Results of Operations for the Year Ended December 31, 2011 Compared to the Year Ended December 31, 2010

General Flange & Forge LLC

GF&F’s net sales were $5,693,635 in the fiscal year ended December 31, 2010, and cost of sales were $3,423,089. Gross Profits were $2,270,546 and Selling, General and Administrative Expenses were $1,232,044. GF&F’s net income for the year ended December 30, 2010 was $1,038,502.

Off-Balance Sheet Arrangements

QMT does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AFT

The following discussion is intended to assist in understanding AFT’s business and the results of its operations. It should be read in conjunction with the Consolidated Financial Statements and the related notes that appear elsewhere in this proxy statement. Certain statements made in this discussion may be forward looking. Forward-looking statements involve risks and uncertainties and a number of factors could cause actual results or outcomes to differ materially from AFT’s expectations. See “Cautionary Statements” at the beginning of this proxy statement for additional discussion of some of these risks and uncertainties.

Fiscal Year-End

AFT’s fiscal year end is based on a 52-53 week year ending the Sunday closest to March 31st; following the AFT Acquisition, AFT will change its fiscal year to June 30th.

Business Overview

AFT is a leading provider of small precision metal components to a wide variety of industries. AFT specializes in using the MIM technology to produce complex, miniature parts.

A division of a publicly-traded company, Precision Castparts Corporation (“PCC”), AFT is comprised of two operating units, US-MIM and AFT Europe. AFT-US was founded in 1987 and quickly became an industry leader of MIM technology. PCC acquired AFT-US in 1991. Demand for MIM products grew steadily throughout the 1990’s. In 1998, AFT-US moved its operations to a 113 acre campus in Longmont, Colorado with a 105,000 square foot facility. During 2001, AFT-Europe was established on 10 acres in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Following AFT’s successful U.S. model, a new state of the art facility was designed and built. The facility has since been expanded and upgraded.

The business provides custom material solutions and has the capabilities to develop and test new materials based upon customer requirements. AFT’s current material capabilities include stainless steels, low alloys steels, alloy steels, soft magnetic materials, implant grade materials, high temperature alloys and titanium alloys. AFT has invested in the latest technology to provide cost-effective, efficient, and customized solutions to clients’ tooling and quality metal injection component manufacturing needs.

Major Markets and Customers

AFT categorizes its market by six segments:

-	Automotive: Products include turbo charger vanes, fuel injector armatures, connectors, struts, linkages, pistons, rollers.

-	Medical: Products include precision components and devices for the medical manufacturing industry, and high quality medical implants such as femoral, tibial and hip replacement components.

-	Aerospace: Products include bushings, fasteners, compressor blades, rotors, brackets, inlets and other aircraft components.

-	Consumer: Products include components for a wide variety of consumer products, such as power hand tools, etc.

-	Firearms: Products include triggers, sights and fire control mechanisms.

-	Electronics: Products include connectors and other electrical components.

Throughout the past 24 years, AFT’s technical expertise has enabled it to establish strong business relationships with industry leaders such as Ethicon, Depuy, Paragon Medical, Johnson & Johnson, Stryker, Stanley/Black & Decker, Honeywell Automotive, Smith and Wesson, Ruger, GE Aerospace, and Honeywell Aerospace. During the economic downturn of the past few years, the business never ceased leveraging its technical expertise to solidify and expand its product approval base.

AFT Operations and Employees

AFT’s US-MIM Division has 91 full time and 53 temporary employees. The facility comprises a total of 105,000 square feet under roof and is equipped with state of the art machinery for the manufacture of MIM components. Highly sophisticated automation and controls are utilized, enabling high volume product flow with minimal interruption. Key equipment includes 22 moldings machines, 2 de-bind machines and 10 furnaces. In addition, many secondary and support type machines are utilized for tool building, inspection, cold forming, drilling, machining, and sorting.

AFT-Europe has 105 full time and 27 temporary employees. The facility comprises a total of 70,000 square feet under roof and is similarly equipped to the US-MIM Division, with the exception of its grinding centers. Key equipment includes 15 molding machines, 2 de-bind machines, 4 furnaces and 16 grinding centers. As with the US-MIM Division, AFT-Europe utilizes many secondary and support type machines for tool building, inspection, cold forming, drilling, machining, and sorting.

Competitors

AFT’s competition includes both other MIM manufacturers and competing technologies such as precision machining and investment casting for certain applications. There are about 40 identified MIM manufacturers involved in contract manufacturing and perhaps a dozen or so captive operations. While a lack of public information makes it difficult to provide a specific ranking of competitors, AFT is commonly recognized among the top three MIM competitors in North America and among the top four MIM competitors in Europe. AFT’s main competitors include FloMet, Indo-MIM, Parmatech, Kinetics, GKN, Schunk and Parmaco.

Financial Condition as of April 1, 2012

AFT had total assets of $73,167,000 as of April 1, 2012 as compared with $69,378,000 as of April 3, 2011. As of April 1, 2012, these assets included total current assets of $13,900,000, property, plant and equipment (net) of $20,044,000, goodwill of $12,387,000 and total other assets of $26,836,000, consisting mainly of amounts due from a related party of $26,824,000. As of April 3, 2011, these assets included total current assets of $9,465,000, property, plant and equipment (net) of $22,036,000, goodwill of $12,387,000 and total other assets of $25,490,000, consisting mainly of amounts due from a related party of $25,477,000.

AFT’s total current assets as of April 1, 2012 consisted of cash and cash equivalents of $971,000, accounts receivable-net of return allowance of $4,000 of $6,076,000, inventories of $5,969,000, income tax receivable of $272,000, current deferred income taxes of $183,000 and prepaid expenses of $429,000. AFT’s total current assets as of April 3, 2011 consisted of cash and cash equivalents of $502,000, accounts receivable-net of return allowance of $23,000 of $4,167,000, inventories of $3,973,000, income tax receivable of $100,000, current deferred income taxes of $189,000 and prepaid expenses of $534,000.

AFT’s total current liabilities increased to $5,012,000 at April 1, 2012 from $2,893,000 at April 3, 2011. Accounts payable increased to $3,976,000 at April 1, 2012 from $2,310,000 at April 3, 2011, and accrued liabilities increased to $1,036,000 at April 1, 2012 from $583,000 at April 3, 2011. AFT’s long-term liabilities were $923,000 at April 1, 2012, as compared to $1,137,000 at April 3, 2011. In each case such long term liabilities consisted entirely of non-current deferred income taxes.

AFT’s total stockholders’ equity was $67,232,000 as of April 1, 2012, which was an increase from $65,348,000 at April 3, 2011. Stockholders’ equity as of April 1, 2012 included additional paid-in capital of $22,494,000, retained earnings of $43,100,000 and accumulated other comprehensive income of $1,628,000. Stockholders’ equity as of April 3, 2011 included additional paid-in capital of $22,494,000, retained earnings of $40,923,000 and accumulated other comprehensive income of $1,931,000.

Results of Continuing Operations for the Year Ended April 1, 2012 compared to the Year Ended April 3, 2011

AFT’s total revenues were $33,692,000 and $25,291,000 for the years ended April 1, 2012 and April 3, 2011, respectively. Year-over-year growth was driven primarily by continuing strong demand in the firearms segment of our US business. This growth represented both increased demand for previously-tooled components and continued success in securing new business from this segment, particularly with our largest customers in the segment.

AFT’s cost of sales were $28,325,000 and $22,028,000 for the years ended April 1, 2012 and April 3, 2011, respectively. Gross profits were $5,367,000 and $3,263,000 for the years ended April 1, 2012 and April 3, 2011. The improvements in both COS and gross profits as a percentage of sales were due to positive results from ongoing continuous improvement activities and leveraging of fixed costs with the higher sales volumes.

Selling, general and administrative expenses were $3,277,000 for the year ended April 1, 2012 compared to $3,191,000 for the year ended April 3, 2011 as we continued our efforts to flex our administrative costs in Europe to match revenue levels. We did see the reductions in demand for turbocharger vanes that we have experienced over the last few years level off and expect those demand levels to begin to ramp up in our fiscal year 2012 as continuing high fuel prices increase demand from consumers for turbo-charged small diesel engines in Europe and Asia as a solution to increasing fuel economy standards without losing engine power in automobiles and light trucks.

Total costs & expenses included D&A expenses of $2,135,000 for the year ended April 1, 2012 compared to $2,484,000 for the year ended April 3, 2011. Income from operations was $2,090,000 for the year ended April 1, 2012, compared to $72,000 for the year ended April 3, 2011. AFT’s EBITDA was $4,225,000 (EBIT of $2,090,000 plus D&A of $2,135,000) for the year ended April 1, 2012, compared to $2,556,000 (EBIT of $72,000 plus D&A of $2,484,000) for the year ended April 3, 2011. The improvement in operating earnings is a result of higher sales volumes, particularly in the US where demand for firearms components continues its upward trend of the last few years and the savings mentioned above in SG&A and manufacturing COS due to improvement activities and leveraging fixed costs.

Net interest income was $13,000 for the year ended April 1, 2012 compared to $40,000 for the year ended April 3, 2011.

AFT had income before taxes of $2,103,000 for the year ended April 1, 2012 compared to an income before taxes of $112,000 for the year ended April 3, 2011. Total income tax benefits for the year ended April 1, 2012 were $84,000, compared to expenses of $310,000 for the year ended April 3, 2011. AFT had a net income of $2,187,000 for the year ended April 1, 2012, compared to a net loss of $198,000 for the year ended April 3, 2011. This reduction in loss versus the year earlier results was driven by the leveraging of fixed costs over increased revenues, reductions in SG&A personnel levels in Europe, and continuous improvement activities to reduce the cost of sales.

Cash Flows

As of April 1, 2012, AFT had cash and cash equivalents in the amount of $971,000. This represented an increase of $469,000 from April 3, 2011, at which time AFT had cash and cash equivalents of $502,000. During the year ended April 3, 2011, AFT experienced an increase in cash and equivalents of $300,000, from $202,000 at the beginning of the period. During the year ended April 3, 2011, net cash provided by operating activities was $2,531,000; the net cash used by investing activities was $2,231,000 primarily related to intercompany advances.

Critical Accounting Policies and Estimates

AFT’s significant accounting policies are summarized in Note 1 of AFT’s financial statements set forth in this Proxy Statement.

AFT Off-Balance Sheet Arrangements

AFT does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ARC

The following discussion is intended to assist in understanding our business and the results of our operations. It should be read in conjunction with the Consolidated Financial Statements and the related notes that appear elsewhere in this proxy statement. Certain statements made in our discussion may be forward looking. Forward-looking statements involve risks and uncertainties and a number of factors could cause actual results or outcomes to differ materially from our expectations. See “Cautionary Statements” at the beginning of this proxy statement for additional discussion of some of these risks and uncertainties. Unless the context requires otherwise, when we refer to “we,” “us” and “our,” we are describing ARC Wireless Solutions, Inc. and its consolidated subsidiaries on a consolidated basis.

ARC Fiscal Year-End

ARC’s fiscal year end is December 31st; following the QMT Acquisition and AFT Acquisition, ARC will change its fiscal year end to June 30th.

Business Overview

We focus on wireless broadband technology related to propagation and optimization. We design and develop hardware, including antennas, radios, and related accessories, used in broadband and other wireless networks. We supply our products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value added resellers and other original equipment manufacturers. Our strategy is focused on enhancing value for our stockholders by increasing revenues while at the same time minimizing our overhead.

Growth in product revenue is dependent on market acceptance of our new ARCFlexTM family of full solution radio products, on gaining further traction with current and new customers for the existing product portfolio, as well on developing new products to support our wireless initiatives. Revenue growth for our products is correlated to the overall global wireless market and to our ability to take market share from our competitors. We continue to focus on keeping our operational and general costs low in order to improve our gross margins.

Specific growth areas are last mile wireless broadband Internet delivered over standards-based solutions such as Worldwide Interoperability for Microwave Access (“WiMAX”), WiFi or vendor specific proprietary solutions; GPS and Mobile SATCOM solutions for network timing, fleet and asset tracking and monitoring; Machine to machine (“M2M”) communications for controlling or monitoring data from devices; and base stations to build out or optimize carrier networks.

During the third quarter of 2010, we began utilizing the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with us and our Chief Executive Officer. In the fourth quarter we discontinued utilizing the services of RIL and are now exclusively using third party contract manufacturers. In January 2012 we recorded a one-time charge of $53,272.00 relating to the relocation of our production activities.

In our 2010 Third Quarter Form 10-Q report, as a Subsequent Event, we announced we sold all of our Raw Material Inventory to RIL in October 2010. Subsequent to this sale we realized some of the raw material inventory would not be used by RIL within the next few months to produce finished goods and therefore we purchased approximately $30,000 of this ARC China Raw Material inventory back to be held on our books until a later date. Both the sale and partial re-purchase of some of this Raw Material took place during the fourth quarter of 2010 and did not have a material effect on the net loss.

In the normal course of business we routinely have discussions with various third parties about potential strategic arrangements.  These potential arrangements may include but are not limited to investment opportunities for our cash reserves, investment by third parties in our business, joint ventures, significant manufacturing partnerships, acquisitions, mergers, reverse mergers, spin-offs, or strategic hires of personnel.  Such arrangements may or may not be within our current industry.  Although we have been and will continue to explore several such opportunities, at this time we have not entered into any definitive binding agreements.

Pursuant to the original terms of the ARC Advisory Agreement entered into on January 21, 2009, attached as Annex G to this proxy statement (the “ARC Advisory Agreement”), Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to this proxy statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000. Payment of the fee by ARC is contingent on closing of the QMT Acquisition and the AFT Acquisition.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to the QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the ARC and, as amended, will remain effective through December 31, 2013.

Subsequent Events

Subsequent to the fiscal period ended March 31, 2012, the Company signed definitive agreements to purchase Advanced Forming Technology, Inc., ("AFT") and Quadrant Metals Technologies, LLC ("QMT"). In addition, the Company will be renamed ARC Group Worldwide, Inc. (pending shareholder approval) and will be a diversified manufacturing holding company with operations in Colorado, Florida, Pennsylvania, Texas, Minnesota, China and Hungary. The Company has also proposed a 1:1.95 reverse stock split (the “Reverse Stock Split”). The closing of the acquisitions of AFT and QMT, as well as the Name Change, the Reverse Stock Split and certain other matters, remain subject to shareholder approval.

Highlights of the acquisitions include the following:

·	ARC to acquire AFT, including its assets and operations in Hungary, for $43 million, approximately 1.0x Book Value, in a mix of cash and a convertible promissory note.

·	ARC to issue 7,857,898 shares valued at $4.00 per share, a 36% premium to ARC's closing price as of April 11, 2012, to acquire QMT in a non-cash transaction.

On April 6, 2012, the Company entered into a Purchase Agreement (the “AFT Acquisition Agreement”) with Precision Castparts Corp. (“PCC”) and AFT Europa KFT (“AFTE”). The term “AFT” is used in this Proxy Statement to refer collectively to the company and the business of Advance Forming Technology, Inc. (“AFTI”) and the special purpose acquisition company (the “AFTE SPV”) holding the Hungarian assets associated with AFTI which are currently owned by AFTE. Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all associated liabilities, to PCC. Pursuant to the terms of the AFT Acquisition Agreement, the Company will receive 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC (the “AFT Purchase Price”), of which $25,400,000 will be paid in cash and $17,600,000 will be paid in the form of a convertible note (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”).

QMT and TD Bank, N.A. (“TD Bank”) have agreed to term sheet, dated June 21, 2012, providing for a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an additional $18,000,000 with terms ranging from 6 months to ten years (the “Financing Arrangement”), provided, however, the total credit exposure allocated to the Financing Arrangement at closing shall not exceed $25,000,000. The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment. All facilities under the Financing Arrangement shall bear interest at a per annum rate equal to a margin between 250 to 300 basis points over the one month London Interbank Offered Rate (LIBOR) and ARC and its subsidiaries will be subject to customary financial covenants.  ARC, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of this financing arrangement. We will use the proceeds from the financing arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition.

The loans will be made for the following purposes and in the following amounts:

The revolving line of credit of up to $10,000,000 to support domestic accounts receivable and inventory advances. The term of this revolving loan shall be three (3) years from the date of closing.

Term Loan A of up to $3,612,000 will be used to finance domestic machinery and equipment. The term of Loan A shall be five (5) years from the date of closing, not to exceed the average useful life of collateralized equipment.

Term Loan B of up to $5,470,000 will be used to finance QMT and AFT’s operating facilities in Longmont, CO and DeLand, FL. The term of Loan B shall be ten (10) years from the date of closing, with a five (5) year call option for early termination of Term Loan B.

Term Loan C will consist of bridge loans in the amount of $6,900,000 and $2,048,000 to finance a portion of Borrower’s acquisition of AFT. Term Loan C will be reduced as needed to prevent the total amount of all facilities from exceeding $25,000,000. These bridge loans will have terms of thirty (30) months from the date of closing and six (6) months from the date of closing.

All of the loans shall have an up front commitment fee of 50 basis points, except for the bridge loan in the amount of up to $2,048,000, which will have an up front commitment fee of 25 basis points. QMT will pay and/or reimburse TD Bank for all of reasonable fees, costs, expenses and disbursements incurred by TD Bank in connection with the Financing Arrangement.

TD Bank shall have a first priority perfected security interest in all personalty of QMT, AFT, and any and all existing or newly acquired subsidiary companies. TD Bank shall also have first priority mortgages securing AFT real property and first priority leasehold mortgages on the FloMet property.

The AFT Purchase Price of the AFT Acquisition will be subject to a working capital adjustment. If the net working capital of AFT, excluding the Thixoforming Division but including the AFTE SPV (the “Acquired Operations”), on the day of closing divided by the net sales (the “Net Sales”) of AFTE, excluding the Thixoforming Division and the Acquired Operation for the 12 month period immediately preceding the closing (the “Closing Net Working Capital Percentage”), is greater than 25% (the “Fixed Percentage”) then the Purchase Price will be increased by the product of (x) Closing Net Working Capital Percentage less the Fixed Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage is less than the Fixed Percentage then the Purchase Price will be decreased by the product of (x) the Fixed Percentage less the Closing Net Working Capital Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage equal to the Fixed Percentage, then the Purchase Price will not be adjusted. The adjustments shall be determined within forty (45) days by the Company with AFT granted certain rights to object to the calculation. All Purchase Price adjustments will be made in cash.

Under the terms of the convertible note, PCC may at any time prior to maturity (subject to certain restrictions) convert the AFT Convertible Note into newly issued shares of the Company‘s common stock at a conversion price equal to the 30-day average trading value per share of the common stock immediately preceding conversion, provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of the Company and the equity value of the Company is not less than $176 million. Assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s common stock (approximately 629,229 shares of the Company’s common stock after giving effect to the proposed 1:1.95 reverse stock split (the “1:1.95 Reverse Stock Split”)). Accordingly, the Company will initially reserve such amount of shares for possible issuance to PCC under the terms of conversion of the AFT Convertible Note. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula as of the dates of exercise of conversion by PCC. The foregoing approximations of share issuances pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only and if the AFT Acquisition is approved by the Company’s shareholders, the Company will be authorized to issue any and all shares of the Company’s common stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

The AFT Acquisition Agreement contains a provision that the Company will close the QMT Acquisition (as defined below) at the same time as, or prior to, the closing of the AFT Acquisition, which may waived by PCC. In addition, since the shares of the Company’s common stock will be issued as consideration in connection with the acquisitions above the thresholds required for shareholder approval under the NASDAQ Rules, approval by the Company’s shareholders of the QMT Acquisition and the AFT Acquisition is required for the Company to complete these acquisitions.

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters: (i) settlement of all intercompany accounts between PCC, AFT and AFTE; (ii) completion of the QMT Acquisition; (iii) transfer of the Thixoforming Division to PCC; and (iv) AFT having available cash of $100,000 at closing. In addition to the closing conditions above, the AFT Acquisition Agreement and the related transaction agreements contain additional customary closing conditions. PCC, AFTE and the Company have agreed to covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

On April 6, 2012, the Company entered into a Membership Interest Purchase Agreement (the “QMT Acquisition Agreement”) with Quadrant, QMT, Carret P.T., LP, and the QMT Sellers to purchase, among other things, all of the Membership Interests. Pursuant to the terms of the QMT Acquisition Agreement, the QMT Sellers will receive an aggregate of 7,857,898 shares of the Company’s common stock as the consideration in exchange for the transfer to the Company of 100% of all of the Membership Interests (the “QMT Acquisition” and, together with the AFT Acquisition, the “Acquisitions). Such consideration shall be equal to 4,029,691 shares of the Company’s common stock after giving effect to the Company’s proposed 1:1.95 Reverse Stock Split, as described in further detail below. The purchase price for such shares has been set at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

Under the QMT Acquisition Agreement, Carret P.T., LP will purchase from the Company 112,648 newly-issued shares of the Company’s common stock at a purchase price of $4.00 per share (equal to 57,768 shares of the Company’s common stock after giving effect to the proposed 1:1.95 Reverse Stock Split) in consideration for a cash investment in the Company of $450,594 by Carret P.T., LP. at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

The QMT Acquisition Agreement contains conditions to each party’s closing obligations, and includes the express condition that the Company receive approval from a majority of those disinterested shareholders present and voting on such proposal (in person or by proxy) at a meeting of shareholders at which at least a majority of all shares of the Company’s common stock are present for quorum purposes called prior to the closing of the QMT Acquisition. The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

In addition to the closing conditions above, (i) there must be not less than $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (ii) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (iii) other customary closing conditions.

Prior to the closing, the QMT Acquisition Agreement may be terminated for the following reasons: (i) by the Company if the QMT Sellers or QMT has breached the QMT Acquisition Agreement; (ii) by the QMT Sellers, if the Company has breached the QMT Acquisition Agreement; (iii) by the QMT Sellers or the Company, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012, and then again on July 13, 2012, each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 8, 2012; (iv) by the Company in connection with a situation in which a financially superior proposal is made by another party; or (v) by mutual written agreement of the QMT Sellers and the Company.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, the Company is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving the Company, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such alternative transaction may have on the AFT Acquisition.

The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding. The Company has received notification from NASDAQ that a new listing application is required in connection with the Acquisitions and the Company has initiated the new listing application procedures.

Financial Condition

At March 31, 2012, we had approximately $11 million in working capital, which represents a decrease of approximately $200 thousand from working capital at December 31, 2011 of $11.2 million.

We have seen a decline in orders for our legacy products from customers, both domestically and internationally as a result of the current economic environment and a market trend towards fully integrated solution products, and we do not expect to see these trends reversing in 2012. However, we continue our efforts to introduce new products and to acquire new customers, for example in the fourth quarter of 2011 we introduced the new ARCFlexTM line of low-cost, fully featured radio products. The ARCFlexTM line is one of the market’s most cost-effective and fully-featured CPE solutions for the WISP.

Management believes that current working capital, and debt and equity financing contemplated by the pending acquisitions noted in Note 10, if approved, will be sufficient to allow us to maintain our operations through December 31, 2012 and into the foreseeable future.

Results of Continuing Operations for the Three Months Ended March 31, 2012 and 2011

Total revenues were approximately $929 thousand for the three months ended March 31, 2012 and $823 thousand for the three months ended March 31, 2011. The increase in revenues during the three months ended March 31, 2012 compared to the three months ended March 31, 2011 is primarily attributable to an increase in our new ARCFlexTM products, partially offset by a decrease in broadband wireless sales.

Gross profit margins were 42% and 30% for the three months ended March 31, 2012 and 2011, respectively. The increase in gross margin is primarily due to product mix and our focus on cutting our operational costs although cost of goods sold for the quarter ended March 31, 2012 includes a benefit from the sale of inventory that had been fully reserved for in the amount of $34 thousand resulting in a 4% increase in gross margin.

Selling, general and administrative expenses (SG&A) increased $266 thousand to $633 thousand for the quarter ended March 31, 2012 as compared to $367 thousand for the quarter ended March 31, 2011. The increase in SG&A is primarily due to accounting and legal fees of $159 thousand associated with the contemplated acquisitions of AFT and QMT (See Note 10) and $37 thousand in costs associated with travel to China regarding product manufacturing. These types of costs were not incurred for the three months ended March 31, 2011. Because of the costs noted above, SG&A as a percent of total revenues increased from 45% for the three months ended March 31, 2011 to 68% for the three months ended March 31, 2012. Salaries and wages, remains the largest component of SG&A costs, constituting 21% and 29%, respectively, of the total SG&A costs for the three months ended March 31, 2012 and 2011. Salaries and wages increased approximately $24 thousand comparing the three months ended March 31, 2012 to the three months ended March 31, 2011.

Other income (expense) was $10 thousand for the three months ended March 31, 2011 and primarily consisted of interest income. Other income (expense) was $(35) thousand for the three months ended March 31, 2012 primarily because of a write off of dies/molds of $53 thousand as a result of our termination of services with RIL (see note 5 above). This loss on the assets write-off is offset by interest income of $6 thousand and other income of $7 thousand.

There is no provision for income taxes for both the three months ended March 31, 2012 and 2011 due to our net losses for both periods.

The Company had a net loss of $278 thousand for the three months ended March 31, 2012 compared to a net loss of $113 thousand for the three months ended March 31, 2011. The primary reasons for the increase in the net loss in 2012 is the increase in SG&A cost, as detailed above, the write-off of the dies/molds, offset by an increase in gross margin of $146 thousand.

Financial Condition (in thousands of dollars)

	March 31, 2012	December 31, 2011
Current ratio (1)	8.1 to 1	17 to 1
Working capital (2)	$10,969	$11,286
Total debt	$1,545	$704
Total cash less debt	$9,538	$10,344
Stockholders equity	$11,345	$11,636
Total liabilities to equity	.136 to 1	.061 to 1

(1) Current ratio is calculated as current assets divided by current liabilities.

(2) Working capital is the difference between current assets and current liabilities.

We have a cash balance of $11 million at March 31, 2012 and liabilities of $1.5 million.. We believe that we have the ability to provide for our remaining 2012 operational needs through projected operating cash flow and cash on hand.

The net cash provided by operating activities was $180 thousand for the three months ended March 31, 2012 compared to the net cash used by operating activities was $296 thousand for the three months ended March 31, 2011. The primary reason for the change despite the net loss of $278 thousand comparing the three months ended March 31, 2012 to the three months ended March 31, 2011 was that in 2012 we increased trade accounts payable and other accrued expenses by $858 thousand by deferring payments to a later date.

The net cash used in investing activities from operations was $128 thousand for the three months ended March 31, 2012 compared to $33 thousand for the three months ended March 31, 2011, primarily the result of capital expenditures for equipment and patents.

The net cash used in financing activities was $17 thousand as a result to payments on capital lease obligations.

Financial Condition

At December 31, 2011, we had approximately $11.3 million in working capital, which represents a decrease of approximately $600,000,000 from working capital at December 31, 2010 of $11.9 million. The decrease in working capital is primarily the result of the use of cash to fund our net loss for the year ended December 31, 2011.

We had total assets of $12.3 million as of December 31, 2011 as compared with $13 million as of December 31, 2010. The decrease of approximately $700,000 is mostly attributable to cash used to fund operating losses and the reduction of trade payables and accrued expenses.

Liabilities decreased slightly from $711,000 at December 31, 2010 to $704,000 at December 31, 2011.

We have seen a decline in orders for our legacy products from customers, both domestically and internationally as a result of the current economic environment and a market trend towards fully integrated solution products, and we do not expect to see these trends reversing in 2012. However, we continue our efforts to introduce new products and to acquire new customers, for example in the fourth quarter of 2011 we introduced the new ARCFlexTM line of low-cost, fully featured radio products. The ARCFlexTM line is one of the market’s most cost-effective and fully-featured CPE solutions for the WISP.

Management believes that current working capital will be sufficient to allow us to maintain our operations through December 31, 2012 and into the foreseeable future based on our current operations. Management is continuously evaluating acquisitions that will grow revenues and realize the anticipated strategic benefits and synergies from such acquisitions, but there can be no assurances that the anticipated benefits and synergies expected from such acquisitions will be realized within a reasonable time, and our business, financial condition and operating results may be adversely affected. Future acquisitions may also require a significant amount of our current working capital which could also affect our financial condition.

The Company may incur costs associated with the integration of the QMT Group and AFT. The Company estimates the total integration costs could be in the range of $300,000 to $500,000. Unanticipated additional expense associated with integration activities may harm our business, financial conditions and results of operations.

Results of Operations for the year ended December 31, 2011 compared to the Year Ended December 31, 2010

Total revenues were $3.3 million and $4 million for the years ended December 31, 2011 and 2010, respectively. The 18% decrease in revenues during the year ended December 31, 2011 compared to the year ended December 31, 2010 is primarily attributable to general decrease in broadband wireless sales which was partially offset by an increase in our GPS antenna sales. Gross profit margins were 35.5% and 36.3% for the years ended December 31, 2011 and 2010, respectively. The slight decrease in gross margin is primarily due to product mix.

Selling, general and administrative expenses (“SG&A”) decreased approximately $94,000 or 5% to $1.86 million for the year ended December 31, 2011 compared to $1.95 million for the year ended December 31, 2010. Despite the overall decrease in SG&A, SG&A as a percent of total revenues increased from 49% for the year ended December 31, 2010 to 56% for the year ended December 31, 2011. The primary reason for the percentage increase is an 18% decrease in revenues. Salaries and wages, including commissions was $491,000 for the year ended December 31, 2011 and $558,000 for the year ended December 31, 2010 and it remains the largest component of SG&A costs, constituting 26% of the total SG&A costs for the year ended December 31, 2011 and 29% for the year ended December 31, 2010. Other significant costs included in SG&A for the year ended December 31, 2011 are related party management fees of $250,000, non-employee compensation of $170,000 and depreciation and amortization of $183,000. Other significant costs included in SG&A for the year ended December 31, 2010 are related party management fees of $250,000, non-employee compensation of $168,000 and depreciation and amortization of $198,000. The majority of the overall decrease in SG&A is related to reductions in personnel and salary costs compared to the prior year period; we are also continuing our efforts to streamline our operations and reduce our office costs, public company and other administrative expenses.

Net interest expense was $0 and $3,000 for the year ended December 31, 2011 and 2010, respectively. The decrease in interest expense is primarily related to our decrease in capital leases.

Other income decreased during 2011 to approximately $38,000 as compared to $65,000 in 2011. The decline in interest income is primarily due to a decline in our cash balances along with a decline in interest rates on money market funds where a significant portion of the funds are invested.

There is no provision for income taxes for both the year ended December 31, 2011 and 2010, due to our net losses for both periods.

The Company had a net loss of approximately $646,000 for the year ended December 31, 2011 compared to a net loss of $452,000 for the year ended December 31, 2010. The primary reasons for the increase in the net loss in 2011, is a reduction in revenues of approximately $653,000 that resulted in a loss of gross margin of approximately $228,000.

Changes In Cash Flows

Operating Activities

The net cash used in operating activities of $408,000 for the year ended December 31, 2011 is primarily the result of funding out net loss of $646,000 offset by non-cash depreciation and amortization of $184,000. The benefits of reducing our inventory by $363,000 were offset by an increase in trade accounts receivable of $355,000. The net cash used in operating activities for the year ended December 31, 2010 was $10,000. Our net loss of $452,000 was offset by non-cash activities of $229,000. While we had positive decreases in operating assets of $619,000, those positive decreases were offset by negative increases in operating liabilities of $406,000.

Investing Activities

The net cash used in investing activities of $141,000 for the year ended December 31, 2011 is primarily the result of investment in property and equipment of $12,000 and patents of $14,000. The net cash used in investing activities of $104,000 for the year ended December 31, 2010 is primarily the result of investment in property and equipment of $92,000 and patents of $12,000.

Financing Activities

The net cash used in financing activities of $46,000 for the year ended December 31, 2011 is represents the payment of capital lease obligations. The net cash used in financing activities of $28,000 for the year ended December 31, 2010 is represents the payment of capital lease obligations.

Critical Accounting Policies and Estimates

Our significant accounting policies are summarized in Note 1 of our consolidated financial statements set forth in this Proxy Statement. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein, including estimates about the effects of matters or future events that are inherently uncertain. Policies determined to be critical are those that have the most significant impact on our financial statements and require management to use a greater degree of judgment and/or estimates. Actual results may differ from these estimates under different assumptions or conditions.

 Allowance for doubtful accounts: We continuously monitor payments from our customers and maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. When we evaluate the adequacy of our allowances for doubtful accounts, we take into account various factors including our accounts receivable aging, customer credit-worthiness, historical bad debts, and geographic risk. If the financial condition of our customers was to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. As of December 31, 2011, our net accounts receivable balance was $740,000.

Inventory: Inventory is stated at the lower of cost or net realizable value. Cost is based on a first-in, first-out basis. We review net realizable value of inventory in detail on an ongoing basis, with consideration given to deterioration, obsolescence, and other factors. If actual market conditions are less favorable than those projected by management, and our estimates prove to be inaccurate, additional write-downs or adjustments to recognize additional cost of sales may be required. As of December 31, 2011, our inventory balance was $185,000.

Goodwill and other long-lived assets: We review the value of our long-lived assets, including goodwill, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. As of December 31, 2011, we had $116,000 of intangible assets remaining on the balance sheet, the value of which we believe is realizable based on market capitalization and estimated future cash flows.

Income Taxes: We account for income taxes pursuant to Accounting Standards Codification (“ASC”) 740, Income Taxes, which utilizes the asset and liability method of computing deferred income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis of the company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The current and deferred tax provision is allocated among members of the consolidated group of the separate income tax return basis. As of December 31, 2011, we recorded a valuation allowance against deferred taxes of $2 million. In July 2006, the FASB issued guidance under ASC 740, Income Taxes, which prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. Additionally, ASC 740 provides guidance on the de-recognition, classification, accounting in interim periods and disclosure requirements for uncertain tax positions. Only tax positions that meet the more likely than not recognition threshold at the effective date may be recognized upon adoption of ASC 740.

We adopted ASC 740 as of January 1, 2007. The adoption of ASC 740 did not impact our consolidated financial condition, consolidated results of operations or consolidated cash flows.

Impairment: On an ongoing basis, management evaluates its estimates and judgments, including those related to allowance for doubtful accounts, inventory valuations, and recoverability of intangible assets, including goodwill. Management bases its estimates and judgments on historical experience and on various other factors that are also believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. However, future events are subject to change and the best estimates and assumptions routinely require adjustment. Our major operating assets are cash, trade and vendor accounts receivable, inventory, property and equipment and intangible assets. At December 31, 2011 we had no reserve for doubtful accounts and we have an inventory reserve of $133,000 recorded for slow moving and obsolete inventories and physical inventory adjustments. We believe this reserve is adequate at December 31, 2011. We depreciate our property and equipment over their estimated useful lives and we have not identified any items that are impaired.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (ASC Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. To improve consistency in application across jurisdictions some changes in wording are necessary to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. The ASU also provides for certain changes in current GAAP disclosure requirements, for example with respect to the measurement of level 3 assets and for measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity. The amendments in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In May 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC Topic 220) — Presentation of Comprehensive Income. The amendments from this update will result in more converged guidance on how comprehensive income is presented under both U.S. GAAP and IFRS. With this update to ASC 220, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income, nor does it affect how earnings per share is calculated or presented. Current U.S. GAAP allows reporting entities three alternatives for presenting other comprehensive income and its components in financial statements. One of those presentation options is to present the components of other comprehensive income as part of the statement of changes in stockholders equity. This update eliminates that option. The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In September 2011, the FASB issued amendments to the goodwill impairment guidance which provides an option for companies to use a qualitative approach to test goodwill for impairment if certain conditions are met. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (early adoption is permitted). The implementation of amended accounting guidance is not expected to have a material impact on our consolidated financial position and results of operations.

Off-Balance Sheet Arrangements

ARC does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect six directors to serve as our Board of Directors. Each director will be elected to hold office until the next Annual Meeting of shareholders. The affirmative vote of a plurality of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote. As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board’s nominees for directors. Each of the nominees currently is a director of the Company.

Each of the nominees has consented to be named in this proxy statement and to serve on the Board of Directors if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age, his position(s) and office(s) with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table, as well as a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that such individual should be nominated. For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Transactions with Management and Principal Shareholders.”

Name	Age	Position with the Company	Expiration of Term as Director	Initial Date as Director

Theodore Deinard	39	Interim Chief Executive Officer, Acting Chief Financial Officer and Director	Next Annual Meeting	Appointed to the Board: August 2011

Jason T. Young	33	Chairman of the Board	Next Annual Meeting	Appointed to the Board: October 2008

Viktor Nemeth (1)	36	Director Chairman of the Audit Committee Chairman of the Compensation Committee	Next Annual Meeting	Appointed to the Board: November 2008

Lynn Wunderman	57	Director Audit Committee Member Compensation Committee Member	Next Annual Meeting	Appointed to the Board: April 2010

Jonathan Bernstein	32	Director Audit Committee Member Compensation Committee Member	Next Annual Meeting	Appointed to the Board: June 2010

Jerrold H. Abrahams (2)	46	Director	Next Annual Meeting	Appointed to the Board: February 2012

(1)	Mr. Nemeth currently serves as a director of the Company and serves as Chairman of the Audit Committee and Compensation Committee as of the date of this proxy statement. Mr. Nemeth will continue to serve as a director following the Annual Meeting, however, due to the fees to be derived by Quadrant following the Acquisitions and his family relationships, being the brother in law of an officer of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

(2)	Mr. Abrahams currently serves as a director of the Company and will commence services on the Audit Committee and Compensation Committee following the Annual Meeting.

Theodore Deinard. Mr. Deinard has served as the Company’s Interim Chief Executive Officer, Acting Chief Financial Officer and as a member of the Company’s Board of Directors since August 16, 2011.  Mr. Deinard is a Managing Director of Quadrant Management Inc. where he is responsible for the evaluation and management of private investment transactions.  Mr. Deinard was previously a Director with Citigroup Global Markets (“Citi”) working with issuers of tax-exempt bonds in the U.S. At that position he was responsible for the design, marketing, structuring, execution and maintenance of a broad portfolio of risk management, investment, and credit products including interest rate swaps, options, caps, floors, repurchase agreements, guaranteed investment contracts, rolling securities agreements, letters of credit, bridge loans, and structured notes. During his twelve-year tenure at Citi, Mr. Deinard was involved in the execution of over $26 billion in derivative, reinvestment, and lending transactions, serving both clients of Citi’s Public Finance Department as well as issuers, advisors, and banks nationwide. Mr. Deinard was a co-chair of the SIFMA (formerly known as BMA) Municipal Financial Products Committee and was also a leading consultant to tax-exempt entities regarding the application of mark-to-market accounting standards for derivative instruments. Mr. Deinard received his Bachelor of Arts from Yale University.

Director Qualifications of Theodore Deinard:

Mr. Deinard’s experience in the investment industry has provided him with extensive knowledge regarding financial matters.

Jason Young. Mr. Young became a Director in October 2008, and he became Chairman of the Board and Chief Executive Officer of the Company in November 2008. On August 16, 2011, Mr. Young resigned as the Company’s Chief Executive Officer. Since 2005, Mr. Young has been a Managing Director at Quadrant Management, Inc., where he is responsible for making investments in US and emerging market companies, where he frequently serves in active Management or Director level roles. He has been an Investment Committee Member of the Carret Global India Fund of Hedge Funds since 2005. In 2008 Mr. Young became a member of the Investment Committee of the Vanterra Advantage Fund. From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. In 1999, he was an Analyst at Helicon Capital Management, a hedge fund and private equity investment firm. He holds a BA in International Economics from UCLA. Mr. Young serves on the Board of Directors of QMT. Because of his employment with Quadrant Management, Inc., which is under common control with the Brean Murray, Mr. Young is deemed to be a control affiliate of Brean Murray.

Director Qualifications of Jason Young:

Mr. Young’s three years of experience as a director and officer of the Company has given Mr. Young an extensive knowledge of the Company and its operations. In addition, Mr. Young’s service as an officer, director and employee of various entities in the investment industry has provided him with extensive knowledge regarding corporate financial and governance matters.

Viktor Nemeth. Mr. Nemeth became a Director in November 2008, and he currently serves on the Company’s Audit Committee and the Company’s Compensation Committee. Between January 2008 and October 2008, Mr. Nemeth served as the Chief Revenue Officer of Bid4Spots.com, Inc., an entity that hosts weekly online auctions of radio airtime to allow advertisers and broadcasters to transact unsold airtime. From March 2000 through December 2007, Mr. Nemeth worked for Yahoo Inc. and predecessor companies Overture Services and GoTo.com in a variety of corporate development, business development, and sales and marketing roles. Mr. Nemeth holds a BA in Business-Economics with a Minor in Accounting from UCLA.

Director Qualifications of Viktor Nemeth:

Mr. Nemeth brings expertise to the Board in the areas of Sales and Marketing, Corporate and Business Development, and Organizational Development.  He has advised growing companies on strategic and financial matters in a variety of industries. Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, who serves as the Co-Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Lynn Wunderman.  Ms. Wunderman became a Director in April of 2010. Ms. Wunderman is a seasoned marketing professional with over 30 years’ experience in direct marketing, database marketing, communications, consulting and general management. Over the years, she has launched three successful companies, two continuing non-profit organizations, and counseled some of the largest advertisers in the industry.  From 1999 until 2005, she was the President and CEO of I-Behavior. Since 2006 she has served as the Principal of the Wunderman Group. Since 2009, she has also served as the Chairman of TopVoice, a technology start-up.  Ms. Wunderman currently serves on the Boards of Chango, Lucid Commerce and YouBeauty- online media and technology companies, and has served on a number of advisory boards, including BuySite, Convergent Mobile, Grandparents.com, uknow, Zadspace and the Hudson Valley Center for Innovation.

Director’s Qualifications of Lynn Wunderman:

Ms. Wunderman’s extensive leadership experience as a Chief Executive Officer and Principal of two entities, creation of both for-profit and non-profit organizations, and significant experience on advisory boards has given her valuable insight into the management of diverse entities.

Jonathan Bernstein.  Mr. Bernstein became a Director in July of 2010. Mr. Bernstein is currently a Founding Partner and the Managing Member of BlackBern Partners LLC, a Private Investment Partnership. He has held this position since January of 2010. Since August of 2011, Mr. Bernstein has served as CEO and Chairman of Cadec Global Inc., a provider of fleet management technology solutions to the transportation industry. Since November of 2008 Mr. Bernstein has also served as the Vice President for Business Development and Vice Chairman of Corfin Industries LLC, a semiconductor component preparation services company. Prior to these positions, Mr. Bernstein served as a research Associate at Merlin Securities from June to October of 2008, and as an Investment Analyst at Pershing Square Capital Management from June 2004 until June 2006. Mr. Bernstein also serves as the Chairman of Minds Matter Inc, a national not-for-profit organization whose mission is to transform the lives of accomplished high school students from low-income families by broadening their dreams and preparing them for college success. Mr. Bernstein received his MBA from Columbia University and has a degree in electrical engineering from Cornell University.

Director Qualifications of Jonathan Bernstein:

Mr. Bernstein’s experience in the investment industry and in Corporate and Business Development has provided him with extensive knowledge regarding financial and corporate governance matters.

Jerrold H. Abrahams. Mr. Abrahams became a Director of the Company in February of 2012. Mr. Abrahams serves as a consultant to variety of businesses in the energy sector including a renewable energy private equity fund. In 1992, Mr. Abrahams joined Citi (then Smith Barney Harris Upham Inc.) where he was to enjoy a 20 year career. For the first stage of his career, Mr. Abrahams specialized in infrastructure finance and developed a specific expertise in transportation project finance and privatization. In 1998, Mr. Abrahams received the Citibank Global Customers Solution Award for his work related to the privatization of Highway 407 in Ontario, Canada. At the time, it was the largest privatization of a transportation asset in North America. In 2000, Mr. Abrahams was recruited to join a nascent financial products initiative in governmental and tax-exempt finance. Over the next eight years, Mr. Abrahams played a senior role in the creation of a $40 billion municipal interest rate swap portfolio, $15 billion reinvest book and $8.0 billion loan portfolio. Mr. Abrahams was the lead financial products banker for some of the largest and most complex transactions of the firm's practice including the New York Jets (MetLife Stadium), the Chicago Skyway and New York City. During this time, Mr. Abrahams was promoted to Managing Director and appointed to the MSD Diversity Committee. Mr. Abrahams has a Bachelors of Science in Economics from Washington University in St Louis, Missouri and a Masters of Business Administration from Columbia University, New York. Mr. Abrahams is an Adjunct Professor at the NYU Robert F. Wagner Graduate School of Public Policy.

Director Qualifications of Jerrold H. Abrahams:

Mr. Abrahams’ experience in the investment industry and in Corporate and Business Development has provided him with extensive knowledge regarding financial and business matters.

Required Stockholder Vote and Recommendation of our Board of Directors

The six director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES NAMED ABOVE IN PROPOSAL NO. 1. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND EXECUTIVE OFFICERS

Information regarding Mr. Theodore Deinard as an officer and director of the Company is set forth in the table above pertaining to the nominees for election of directors.

Other Executive Officers

Name	Age	Position with the Company	Initial Date as Officer
Harold R. Beldsoe	30	President and Chief Technology Officer	August 16, 2011
Keerat Kaur	30	Corporate Secretary	March 14, 2012

Harold R. Bledsoe. Mr. Bledsoe has served as the Company’s President and Chief Technology Officer since August 16, 2011.  Prior to joining the Company in May 2011, Mr. Bledsoe held the position of Director of Business Development at Ubiquiti Networks, Inc. where he worked to develop various global markets.  Prior to Ubiquiti Networks, Inc., Mr. Bledsoe was co-founder and President of Deliberant LLC.  Here Mr. Bledsoe took the wireless equipment manufacturer from startup to a global multi-brand, multi-million dollar business over the course of 5 years. He has studied the industry extensively and worked with customers all over the globe.  Mr. Bledsoe received his Bachelors of Science in Computer Engineering from the Georgia Institute of Technology, graduating with High Honors in 2003.

Keerat Kaur. Ms. Kaur was appointed Corporate Secretary of the Company on March 14, 2012. Ms. Keerat Kaur is a Vice President at Quadrant Management, Inc., where she is responsible for evaluating and executing private equity investments in the US and emerging markets, as well as monitoring and supporting portfolio companies.  In addition, Ms. Kaur is a Vice President at Carret Global India Fund of Hedge Funds.  Prior to Quadrant, Ms. Kaur was a business strategy analyst at HCL Technologies Ltd., New Delhi, one of India‘s premier IT services provider.  She holds an MBA in Finance from the Indian Institute of Foreign Trade, India and a Bachelor’s in Finance from Shri Ram College of Commerce, New Delhi, India.

Each of our officers serves as the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Board Meetings

The Board of Directors met 7 times during the fiscal year ended December 31, 2011, and each director serving as of such date participated in 100% of the meetings, except for Jon Bernstein who was unable to attend one meeting, Lynn Wunderman who was unable to attend two meetings, and Marco Vega, who resigned from the Company’s Board of Directors on August 16, 2011, who was unable to attend one meeting. The Board of Directors does not maintain a formal policy regarding the manner in which shareholders may communicate with the Board.  The Board intends to adopt such a formal policy in the near future.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, but does not require any member to do so. Two of the directors attended the Company’s last Annual Meeting of Shareholders, held on December 8, 2011.

Board Independence

We are currently subject to corporate governance standards defining the independence of our directors imposed by the NASDAQ Capital Market’s requirements for independent directors (Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC). As of the date of this proxy statement, Viktor Nemeth, Lynn Wunderman, Jonathan Bernstein and Jerrold H. Abrahams qualify as independent directors in accordance with the standards imposed by the NASDAQ Capital Market’s requirements for independent directors (Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC). Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, who serves as the Co-Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Board Risk Oversight

The Board of Directors has broad responsibility to provide oversight of significant risks to the Company primarily through direct engagement with Company management and through delegation of ongoing risk oversight responsibilities to the Board’s committees.

Board Leadership Structure

Since August of 2011, the roles of Chief Executive Officer and Chairman have been segregated, with Mr. Jason Young, who previously also served as both the Company’s Chief Executive Officer and Chairman, now serving solely as Chairman, and Mr. Theodore Deinard serving as both Interim Chief Executive Officer and a director of the Company. The Company believes this segregation of roles is suitable for the Company. Both Mr. Young and Mr. Deinard are highly knowledgeable about the Company’s business and are capable of effectively identifying strategic priorities and leading the Board’s discussion and execution of strategy.

The Company has a board consisting of six members, which currently includes four Independent Directors. The Company believes Independent Directors and management have different perspectives and roles in strategy development. The Interim Chief Executive Officer brings company-specific experience and expertise, while the Company’s independent Directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes that the presence of the Interim Chief Executive Officer as a member of the Board promotes the development and execution of the Company’s strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes that a Board, a majority of whose directors are independent, is in the best interest of shareholders because it provides the appropriate balance between independent oversight of management and the development of strategy.

Audit Committee of the Board of Directors

Viktor Nemeth, Lynn Wunderman and Jonathan Bernstein are independent directors serving on the Company’s Audit Committee as of the date of this proxy statement.  The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of the Committee’s activities to the board, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter. The Audit Committee met four times during fiscal 2011; each meeting was attended by all committee members serving as of such date with the exception of one member who did not attend one meeting.  The respective biographies and qualifications of the Audit Committee members are summarized above under the caption “Proposal No. 1: Election of Directors.” Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, the Co-Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Audit Committee Financial Expert

Jonathan Bernstein has been designated to be the Company’s Audit Committee financial expert.  The biography and qualifications of Mr. Bernstein are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Charter

Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

Audit Committee Report

Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to engage and discharge the Company’s auditors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent auditors included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent accountants are in fact “independent.”

In this context, the Audit Committee has met and held discussions separately with management and the independent accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm’s independence. No non-audit services were provided by the Company’s independent accountants in the year ended December 31, 2011.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in this proxy statement, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

Viktor Nemeth, Chairman

Jonathan Bernstein

Lynn Wunderman

Compensation Committee

The Board of Directors currently has a Compensation Committee consisting of Viktor Nemeth, Lynn Wunderman and Jonathan Bernstein.  Mr. Nemeth serves as the Chairman of the Compensation Committee.  The Compensation Committee has a charter which is located on the Company’s website at www.arcwireless.net. The Compensation Committee held no formal meetings during fiscal 2011, because there were no material compensation arrangements to discuss. Due to the fees to be derived by Quadrant following the Acquisitions and Mr. Nemeth’s family relationships, being the brother-in-law of Alan Quasha, the Chairman of Brean Murray and the President of Quadrant, Mr. Nemeth will no longer qualify as an independent director and he will therefore step down from his services on the Audit Committee and Compensation Committee following the Annual Meeting.

Nominating Committee: Nominating Policies and Procedures

The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be conducted by the full Board of Directors.

On June 30, 2008 the Board of Directors amended and restated its Policies and Procedures for Nominations of Director Candidates (the “Nomination Policies”), which became effective January 1, 2009. Director nominations are made to the Board of Directors by independent directors, constituting a majority of the Board of Directors’ independent directors, in a vote in which only independent directors vote. It is the policy of the Board of Directors that each candidate recommended for nomination and election to the Board (each, a “Nominee”), regardless of whether such Nominee is recommended by a shareholder of the Company, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

In general, the Board believes that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the Securities Exchange Commission (the “SEC”) and federal securities laws. The Board believes that Nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating the qualifications of the Nominees, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

Unless and until otherwise subsequently determined by the Board, the number of directors of the Company at any time shall be the number of directors that the Board nominated for election at the most recently-held Annual Meeting of shareholders, increased by the number of directors, if any, that the Board appointed subsequent to the most recently-held Annual Meeting of shareholders and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held Annual Meeting of shareholders.

The Board shall consider recommendations for Nominees to the Board from shareholders (an “Eligible Shareholder”) holding a minimum of $2,000 in market value, or 1%, of the Company’s voting Common Stock, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies. Nominees recommended by Eligible Shareholders (hereinafter referred to as “Shareholder Candidates”) will be evaluated by the Board on the same basis as Nominees that may be identified by the Board, management or, if the Board permits, a search firm.

For a Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Company’s Nomination Policies. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Wireless Solutions, Inc., Attn: President, at the Company’s principal offices at 6330 North Washington Street, Unit #13, Denver, CO 80216-1146. The specific recommendations should include the information set forth in the Company’s Nomination Policies.

For a recommendation of a Shareholder Candidate to be properly brought before the Board by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, an Eligible Shareholder’s notice must be delivered to the Corporate Secretary not less than one hundred and twenty (120) days prior to the first (1st) anniversary of the preceding year’s Annual Meeting. In the event that the date of the Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year’s Annual Meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made.

The Secretary of the Company will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of ours. Based solely on our review of the copies of such forms we received, we believe that during the year ended December 31, 2011, all such filing requirements applicable to our officers and directors were complied with, except that reports were filed late by the following persons:

Name	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Theodore Deinard Interim Chief Executive Officer Director	1	1
Jason Young Former Chief Executive Officer Chairman of the Board of Directors	1	1
Harold Bledsoe President and Chief Technology Officer	1	1
Marco Vega Former Director	1	1
Paul Rini 10% Shareholder	1	2
Brean Murray Carret Group, Inc.10% shareholder	1	1

Code of Ethics

We have adopted a Code of Ethics, which was amended on November 7, 2006, that applies to all officers, directors and employees of the Company. The Code is publicly available and posted on the Company’s website at the following link: http://www.arcwireless.net.

Corporate Governance Documents

On the Company’s Corporate Governance Web site at http://www.arcwireless.net, shareholders can access the Company’s Audit Committee Charter, Compensation Committee Charter, and Code of Ethics for members of the Board of Directors and officers. Copies of these documents are available to shareholders without charge upon request to the Corporate Secretary at the Company’s principal address.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies, and practices, with respect to our named executive officers, including our Interim Chief Executive Officer, Acting Chief Financial Officer, and President and Chief Technology Officer, which we collectively refer to as our named executive officers, or NEOs.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our executive compensation programs. Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC.  The Compensation Committee did not formally convene a meeting during 2011. The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company.  The various components of the compensation programs for executive officers are discussed below in Elements of Executive Compensation Program.

Objectives of Executive Compensation and What the Programs are Designed to Reward

The Company’s executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance.

We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products, maintenance and development of customer relationships and long-term competitive advantage. We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

Compensation Consultants

In determining competitive levels of compensation, the Compensation Committee considers publicly available information regarding the compensation of executive officers of other comparable U.S. investor-owned companies. The Compensation Committee also considers recommendations made by the CEO regarding compensation for other NEOs and key employees.  Neither the Company nor the Compensation Committee utilized the services of a compensation consultant in the fiscal year ended December 31, 2011, as both the Company and Compensation Committee believed that there was no need for the services of such consultant.

Elements of Executive Compensation Program

Compensation elements include:

•	base salary;
•	annual cash or equity incentive awards;
•	long-term equity incentive compensation; and
•	other health, welfare and pension benefits.

Base Salary

Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities.  We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company.

Annual Cash or Equity Incentive Awards

Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities. Incentive awards are influenced by the Company’s profitability and achievement of planned profitability, as well as other factors.

Long-Term Equity Incentive Compensation

Long-term equity awards were granted to our executives from our 1997 Stock Option and Compensation Plan (“1997 Plan”) until September 2007, when the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”). The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee. We do not backdate options or grant options retroactively or stock options with a so-called “reload” feature. In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. In 2007, the Compensation Committee issued a stock option award of 40,000 shares to Steve C. Olson, our former Chief Technology Officer, under the 2007 Plan.  In connection with Mr. Olson’s resignation on August 16, 2011, all such options have terminated. No stock options were issued in 2008, 2009, 2010 or 2011.

Other Health, Welfare and Retirement Benefits

Health and Welfare Benefits

Employees may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, and life insurance. We provide these benefits to meet the health and welfare needs of employees and their families.

Pension Benefits and Nonqualified Deferred Compensation

We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future. In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employment Agreements and Other Post-Employment Payments

Mr. Theodore Deinard, our Interim Chief Executive Officer, is not party to an employment agreement and has no current compensation arrangement with the Company.

Mr. Harold Bledsoe, our President and Chief Technology Officer, currently receives a salary of $150,000 per year. He is not party to an employment agreement with the Company.

Ms. Keerat Kaur, our Corporate Secretary, is not a party to an employment agreement and has no current compensation arrangement with the Company.

Tax Implications of Executive Compensation

We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, other than awards that may be exercised under qualified stock option plans; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Viktor Nemeth

Lynn Wunderman

Jonathan Bernstein

Summary Compensation Table for 2011

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Theodore Deinard	2011	10,417	-	-	-	-	-	-	10,417
Interim Chief Executive Officer (4)

Harold Bledsoe,	2011	77,500	-	-	-	-	-	-	77,500
President and Chief Technology Officer

Jason T. Young,	2011	25,000	-	-	-	-	-	-	25,000
Chairman of the Board, Former Chief Executive Officer (1)	2010	22,900	-	-	-	-	-	-	22,900

Steven C. Olson,	2011	154,877	-	-	-	-	-	-	154,877
Former Chief Technology Officer and Former Acting Chief Financial Officer (2)(3)	2010	215,000	-	-	-	-	-	-	215,000

(1)	Mr. Young was appointed as a director in October 2008 and was appointed as the Company’s Chairman of the Board and Chief Executive Officer in November 2008. Mr. Young resigned as the Company’s Chief Executive Officer and Secretary on August 16, 2011. Mr. Young received no compensation as an employee during 2011 and 2010. Mr. Young received 25,000 and $22,900 in fees for his services as a director during 2011 and 2010, respectively.

(2)	Mr. Olson resigned as the Company’s Chief Technology Officer and Acting Chief Financial Officer on August 16, 2011.

(3)	Mr. Olson’s salary for the years ended 2011 and 2010 was $215,000.

(4)	Mr. Deinard was appointed as a director in August 2011 and was appointed as the Company’s Interim Chief Executive Officer in August 2011. Mr. Deinard received no compensation as an employee during 2011. Mr. Deinard received $10,417 in fees for his services as a director during 2011.

Grants of Plan-Based Awards

There were no stock Equity Incentive Plan awards granted to the executive officers with respect to the years ended December 31, 2011 and 2010 other than those noted above. In addition, no options were exercised by the executive officers during the years ended December 31, 2011 and 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding option and stock awards held by the named executive officers as of December 31, 2011, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. No option and stock awards were held by the named executive officers as of December 31, 2011.

Option Award					Stock Award
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Theodore Deinard	-	-	-	-	-	-		-
Harold Bledsoe	-	-	-	-	-	-		-
Jason T. Young	-	-	-	-	-	-		-
Steven C. Olson	-	-	-	-	-	-		-

Director Compensation for the Year Ended December 31, 2011

The table below summarizes the compensation paid by the Company to directors for the year ended December 31, 2011:

Director Compensation for the Year Ended December 31, 2011

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Theodore Deinard (1)	$10,417	-	-	-	-	-	$10,417
Jason T. Young	$25,000	-	-	-	-	-	$25,000
Viktor Nemeth	$40,000	-	-	-	-	-	$40,000
Lynn Wunderman	$40,000	-	-	-	-	-	$40,000
Jonathan Bernstein	$40,000	-	-	-	-	-	$40,000
Marco Vega (2)	$25,000	-	-	-	-	-	$25,000
Jerrold H. Abrahams (3)	$-	-	-	-	-	-	$-

(1)	Effective as of August 16, 2011, Mr. Ted Deinard was appointed as the Company’s Interim Chief Executive Officer, Acting Chief Financial Officer and as a member of the Company’s Board of Directors.

(2)	Marco Vega resigned from the Company’s Board of Directors on August 16, 2011.

(3)	Mr. Abrahams was appointed to the Board of Directors in February 2012 and therefore did not receive any compensation with respect to such services during 2011. Mr. Abrahams will receive $40,000 per annum in respect of his Board services to be rendered to the Company during 2012.

Payments Related to the AFT Acquisition and the QMT Acquisition

No executive officer or director of ARC, the QMT Group or AFT will receive any compensation, whether present, deferred or contingent, including but not limited to a “Golden Parachute” payment, related to the AFT Acquisition or the QMT Acquisition.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

2007 Stock Incentive Plan

In September 2007 the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan provided for grants of up to 300,000 shares of our Common Stock to be issued as incentive. As of December 31, 2011, all stock incentive grants under the 2007 Plan had terminated and our Board of Directors has determined that no further awards will be made under the 2007 Plan.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Mr. Steven C. Olson served as President and Chief Technology Officer of the Company’s Wireless Communications Solutions Division until his resignation on August 16, 2011.

Prior to the resignation of Mr. Olson, the Company had entered into a five year employment agreement with him Effective November 1, 2007. The agreement provided for annual base compensation of $200,000 in 2007, increasing annually to $245,000 in 2011. Mr. Olson was entitled to bonuses ranging from $5,000 to $100,000 annually contingent upon the Wireless Communications Solutions Division achieving certain net income targets. Mr. Olson earned a bonus of $7,500 for 2007. Mr. Olson received options to purchase 10,000 shares of our Common Stock at a price of $6.00 per share from August 22, 2004 through August 22, 2007. Mr. Olson also received options to purchase 40,000 shares of our Common Stock on August 21, 2007. In connection with Mr. Olson’s resignation on August 16, 2011, all such options have terminated.

We have no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer’s employment with us or from a change-in-control or a change in an executive officer’s responsibilities following a change-in-control.

Certain Transactions with Management and Principal Shareholders

We do not employ specific written procedures for the review, approval or ratification of related party transactions involving our directors, officers and employees or their family members, but we consider such transactions on a case-by-case basis.

On January 23, 2009 we entered into the ARC Advisory Agreement with Quadrant. Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. Brean Murray, an organization that beneficially owns 1,126,484, or 36.44%, of the Company’s Common Stock. Mr. Young, the Chairman of ARC’s Board of Directors, and Mr. Deinard, ARC’s Interim Chief Executive Officer and director, are each Managing Directors at Quadrant Management, Inc. Ms. Kaur, our Corporate Secretary, is a Vice President at Quadrant. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Pursuant to the ARC Advisory Agreement, Quadrant will provide the Company financial advisory and business consulting services, including restructuring services.

 In consideration for the restructuring services provided by Quadrant since November 2008 and for the ongoing services to be provided, the Company will pay the following: 1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; 2) an annual fee of the greater of (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and 3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement. The ARC Advisory Agreement will expire on December 31, 2013.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to this proxy statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement whereby Quadrant performs ongoing consulting and advisory services for the Company through Quadrant personnel (acting at all times as independent contractors to the Company). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013.

From the period October 2010 to December 2011, the Company utilized the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with the Company and its Interim Chief Executive Officer as described above. The Company purchased goods and services from RIL valued at approximately $200,000 per month, however the actual dollar amount varied significantly with normal fluctuations in business activity.  RIL had advised the Company that it was providing these goods and services to the Company at or near cost and that RIL does not expect to make any material profit from such transactions.  The Company used RIL because it believed doing so lowered its costs and simplified its internal accounting procedures.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control.

Except as set forth herein, during the fiscal year ended December 31, 2011 and during the interim period since the end of fiscal year 2010, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company’s Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a direct or indirect material interest.

PROPOSAL NO. 2: APPROVAL OF (I) THE ACQUISITION OF QUADRANT METALS TECHNOLOGIES, LLC AND THE ISSUANCE OF 7,857,898 SHARES OF COMPANY COMMON STOCK (EQUAL TO 4,029,691 SHARES AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT); AND (II) APPROVAL OF THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC’S COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR CASH INVESTMENT OF $450,594.

Required Stockholder Approval

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum.

In respect of Proposal No. 2 which pertains to the proposed QMT Acquisition, because Brean Murray and Quadrant are affiliates of ARC and QMT, Brean Murray will vote separately from all other shareholders in respect of Proposal No. 2. The QMT Acquisition and the Securities Sale will be authorized to close only if a majority of the disinterested shares of ARC Common Stock present and voting at the Annual Meeting, in person or by proxy, vote “For” Proposal No. 2. If a qualifying quorum is present for purposes of duly holding the Annual Meeting, a minimum special quorum is not otherwise required for voting on Proposal No. 2. The Company’s Articles of Incorporation provide that interested party transactions with the Company shall be ratified if a majority of a quorum of the shareholders having voting power shall have approved such matter. Only disinterested shares of ARC Common Stock voting “for”, “against” or “abstain” on Proposal No. 2 will determine whether Proposal No. 2 will be approved, and whether ARC will close the QMT Acquisition and the Securities Sale. Shares of Common Stock represented by executed but unmarked proxies will be voted “for” Proposal No. 2. Broker non-votes will be counted only for purposes of quorum and will not be counted for, against or abstaining from Proposal No. 2.

Amount, Title and Description of Securities to be Issued

Acquisition of QMT Membership Interests

Under the terms of the QMT Acquisition Agreement, at the closing, we will in exchange for 100% of the QMT Membership Interests, issue a total of 7,857,898 shares of newly-issued shares of ARC Common Stock (equal to 4,029,691 shares after giving effect to the proposed 1:1.95 Reverse Stock Split) (the “QMT Shares”) at an exchange price of $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split), consisting of 5,808,066 shares of Common Stock to be issued in the aggregate to two wholly-owned subsidiaries of Quadrant, QMP and QTS (equal to 2,978,495 shares after giving effect to the proposed 1:1.95 Reverse Stock Split), and a total of 2,049,831 shares of Common Stock to be issued to the Non-Controlling QMT Investors (equal to 1,051,195 shares after giving effect to the proposed 1:1.95 Reverse Stock Split). Simultaneously at closing of the QMT Acquisition Agreement, Carret P.T., LP, an affiliate of Brean Murray, will purchase from ARC 112,648 newly-issued shares of ARC’s Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split) in consideration for a cash investment in ARC of $450,594.

The QMT Acquisition Agreement and Related Agreements

The QMT Acquisition Agreement

The following is a summary of selected provisions of the QMT Acquisition Agreement. While we believe this description covers the material terms of the QMT Acquisition Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the QMT Acquisition Agreement which is attached to this proxy statement as Annex B and is incorporated by reference in this proxy statement. We urge you to read the entire QMT Acquisition Agreement carefully.

Prior to the acquisition, Quadrant owns through its wholly-owned subsidiaries QMP and QTS, seventy-four percent (74%) of the Membership Interests of QMT with the remaining twenty-six percent (26%) owned by the Non-Controlling QMT Investors. Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT.

QMT Closing

Subject to the conditions to closing set forth in the QMT Acquisition Agreement, the closing of the issuance and sale of the QMT Shares will occur on or about the date of approval of the QMT Acquisition Agreement by the requisite number of shareholders of ARC (the “Acquisition Consideration”). See “QMT Acquisition Agreement —Conditions to Closing” below.

Representations and Warranties

The QMT Acquisition Agreement contains representations made by ARC to the QMT Sellers relating to a number of matters, including the following:

•	our organization and good standing, corporate authority to enter into the QMT Acquisition Agreement and the documents related thereto and absence of conflicts between the QMT Acquisition Agreement and our organizational documents, material agreements and applicable law; and

•	absence of consents required by governmental authorities in connection with the QMT Acquisition Agreement or the transactions contemplated by the QMT Acquisition Agreement; and

•	brokers and finders.

The QMT Acquisition Agreement contains representations made by QMP, QTS, QMT and each of the subsidiaries of QMT (the “QMT Subsidiaries”) to us relating to a number of matters, including the following:

•	organization of each of the QMT Sellers, authority to enter into the QMT Acquisition Agreement and the documents related thereto, absence of conflicts between the QMT Acquisition Agreement and the each of the QMT Sellers’ organizational documents and the enforceability of the QMT Acquisition Agreement;

•	organization of QMT, authority to enter into the QMT Acquisition Agreement and the documents related thereto, absence of conflicts between the QMT Acquisition Agreement and the QMT’s organizational documents and operating agreement and the enforceability of the QMT Acquisition Agreement;

•	organization of the QMT Subsidiaries, authority to enter into the QMT Acquisition Agreement and the documents related thereto, absence of conflicts between the QMT Acquisition Agreement and the each of the QMT Subsidiaries’ organizational documents and the enforceability of the QMT Acquisition Agreement;

•	authorized and outstanding shares or membership interests of the QMT Sellers, QMT and the QMT Subsidiaries;

•	absence of liens and pre-emptive rights with respect to the membership interests of QMT and the QMT Subsidiaries;

•	absence of consents required by governmental authorities in connection with the QMT Acquisition Agreement;

•	absence of litigation;

•	compliance of legal requirements;

•	employee benefit matters;

•	real and tangible personal property;

•	tax matters;

•	the financial statements are consistent with generally accepted accounting principles;

•	environmental matters;

•	brokers and finders; and

•	status of each of the QTS and QMP as “accredited investors.”

 The QMT Acquisition Agreement contains representations made by the Non-Controlling QMT Investors to us relating to a number of matters, including the following:

•	authority of each of the Non-Controlling QMT Investors and the enforceability of the QMT Acquisition Agreement;

•	absence of liens and pre-emptive rights with respect to the membership interests of QMT;

•	absence of consents required by governmental authorities in connection with the QMT Acquisition Agreement;

•	absence of litigation;

•	brokers and finders;

•	status of each of the Non-Controlling QMT Investors as “accredited investors.”

Other Covenants and Agreements

Following the execution of the QMT Acquisition Agreement, the QMT Sellers are generally required to operate the business of QMT in the same manner as it has been operated in the past until the closing. The parties acknowledge that QMT may make distributions of cash to its members following the execution of the QMT Acquisition Agreement and prior to the closing.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, ARC is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving ARC, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such transaction may have on the AFT Acquisition.

QMT Conditions to Closing

Consummation of the transactions contemplated by the QMT Acquisition Agreement is conditional upon, among other matters, of (i) approval of the transactions contemplated by the QMT Acquisition Agreement by an affirmative vote of the stockholders holding at least a majority of the shares of ARC Common Stock held by disinterested holders of shares of ARC Common Stock present and voting on the transaction at a meeting in which at least a majority of all shares of ARC Common Stock are present for quorum purposes; (ii) if ARC is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations such that ARC’s Common Stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding; (iii) acquiring a minimum of $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (iv) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (v) other customary closing conditions.

QMT Indemnity

The representations and warranties of QMP and QTS will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of QMP, QTS and the QMT Subsidiaries and the capitalization of QMT (the “Seller Fundamental Representations”) will survive indefinitely and the representations and warranties related to employee benefits, taxes, environmental conditions and products will survive until 60 days following the expiration of the applicable statute of limitations. The representations and warranties of the Non-Controlling QMT Investors will survive for six months, however the representations and warranties related to fraud and the authority and ownership of the membership interests of QMT will survive indefinitely.

The representations and warranties of ARC will survive for fifteen months, however the representations and warranties related to fraud and the existence and authority of ARC will survive indefinitely.

QMP and QTS will indemnify ARC and their affiliates against all liabilities arising out of or relating to:

•	any breach of any representation or warranty made by QMP or QTS;

•	any breach of any covenant by QMP or QTS; and

•	certain tax liabilities incurred prior to closing.

QMP and QTS are jointly and severally liable. Except for claims related to the Seller Fundamental Representations, QMP and QTS are not liable for any indemnity claims until the losses equal $200,000 at which point QMP and QTS are liable for all losses in excess of the initial $200,000. Except for claims related to the Seller Fundamental Representations and employee benefits, taxes, environmental conditions, and products, the maximum amount of all claims shall be 15% of the value of the Acquisition Consideration. The maximum amount of all claims related to employee benefits, taxes, environmental conditions, and products and the Seller Fundamental Representations is 100% of the Purchase Price. The Non-Controlling QMT Investors are not responsible for losses resulting from certain indemnification claims related to QMP, QTS, QMT and the QMT Subsidiaries.

The indemnification obligations of QMT Sellers will be only satisfied with the delivery of the Acquisition Consideration valued at $4.00 per share, subject to adjustment for forward stock splits, Reverse Stock Splits, stock dividends and any other similar events. Giving effect to the 1-for-1.95 Reverse Stock Split, the acquisition consideration would be $7.80 per share. The QMT Sellers have agreed, for purposes of assuring the respective indemnification obligations, not to sell, transfer or encumber the Shares of ARC issued to the Sellers for a minimum period of 180 days after the closing date. In the event a Seller lacks the number of shares of Buyer Stock required to satisfy an indemnity claim, such Seller will be required to purchase the requisite number of shares from one or more third parties on the open market. Quadrant will guarantee the indemnification obligations of QMP and QTS.

ARC will indemnify QMT and their affiliates against all liabilities arising out of or resulting from:

•	any breach of any representation or warranty made by ARC;
•	any breach of any covenant by ARC; and
•	certain tax liabilities incurred following the closing.

QMT Termination

Prior to the closing, the QMT Acquisition Agreement may be terminated:

•	by ARC at any time prior to completion of the issuance of the QMT Shares, if any of the QMT Sellers or QMT has (i) breached any of their representations, warranties or covenants under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers at any time prior to completion of the issuance of the QMT Shares, if ARC (i) has breached its representations or undertakings under the QMT Acquisition Agreement and failed to cure such breach within 15 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet certain conditions to closing;

•	by the QMT Sellers or ARC, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012, and then again on July 13, 2012, each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 8, 2012;

•	by ARC in connection with a Superior Proposal; or

•	by mutual written agreement of the QMT Sellers and ARC.

Assignment

The QMT Acquisition Agreement may not be assigned or transferred without the prior written consent of the other parties.

Purchase of ARC Common Stock by Carret P.T., LP

As part of the QMT Acquisition Agreement, simultaneously at closing of the QMT Acquisition Agreement, Carret P.T. LP, an affiliate of Brean Murray, will purchase from ARC, at a purchase price of $4.00 per share ($7.80 per share giving effect to the 1-for-1.95 Reverse Stock Split), 112,648 shares of ARC Common Stock (equal to 57,768 shares of ARC Common Stock after giving effect to the proposed 1:1.95 Reverse Stock Split) for total cash investment of $450,594 by Carret P.T., LP. The reasons for this sale are as follows: following the QMT Acquisition, the former shareholders of QMT will own 71% of the value of ARC. QMI could accomplish the proposed transaction without recognizing taxable gain if the transaction qualifies as a tax-free contribution of the QMT interests to ARC under Section 351 of the Internal Revenue Code of 1986, as amended (the “351 Transaction”). In order to qualify as a tax-free exchange, the 351 Transaction must result in the group of transferors of property to ARC owning at least 80% of the voting power and value of the outstanding stock of the transferee corporation. The Securities Sale is expected to accomplish meeting the conditions required for the 351 Transaction tax treatment. The proceeds of the Securities Sale will be available for general corporate purposes of ARC after closing of the Securities Sale.

There would be no tax effect on the unaffiliated shareholders of ARC if the purchase is not made by Carret. If Carret does not make the stock purchase, then the sole tax result is that the QMT shareholders would become subject to tax as of the date of exchange of their QMT membership interests for shares of ARC common stock. For purposes of clarity, the shareholders of ARC will not be subject to a taxable transaction in connection with the QMT Acquisition irrespective of whether Carret purchases or does not purchase the new shares of ARC Common Stock. Only the holders of QMT Membership Interests are affected for purposes of tax treatment with respect to the Carret purchase of ARC Common Stock.

Accounting Treatment

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition. The financial statements of QMT are presented as the continuing accounting entity. The equity section of the balance sheet and earnings per share of QMT are retroactively restated to reflect the effect of the terms of the QMT Acquisition Agreement.

Directors of the Company Following the QMT Acquisition

Assuming the nominees for directors are elected by the shareholders after the voting on Proposal No. 1, the officers and directors of ARC are expected to remain the same during the foreseeable future following the Acquisitions and Securities Sale.

Interests of QMT Executive Officers and Directors in the Acquisitions

The officers and directors of QMT have financial interests in the Acquisitions in addition to their services as officers and directors of QMT. Robert Marten serves as the CEO and President of Quadrant Metals Technologies, LLC and FloMet LLC, and is the CEO of TubeFit LLC and General Flange and Forge LLC. Arlan Clayton is a Director of Quadrant Metals Technologies, LLC as well as serves as the President of Tekna Seal LLC. John Schoemer is a Director of Quadrant Metals Technologies, LLC, an officer of QMP Holdings Corp. and QTS Holdings Corp. as well as an employee of Quadrant Management Inc.

Certain officers and directors of ARC are also affiliated with Quadrant, QMT’s largest shareholder: Mr. Jason Young, Chairman of ARC, Mr. Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer and Director of ARC and Ms. Keerat Kaur, ARC’s Corporate Secretary. Mr. Young has been a Managing Director at Quadrant since 2005, where he is responsible for making investments in US and emerging market companies, and where he frequently serves in active management- or director-level roles.  Mr. Jason Young and Mr. Alan Quasha, an officer of Quadrant, each serve on the Board of Directors of QMT. Mr. Deinard is a Managing Director of Quadrant. Ms. Keerat Kaur is a Vice President at Quadrant.

Quadrant indirectly owns 74% of the membership interests of QMT. Brean Murray is the controlling shareholder of ARC. Brean Murray and Quadrant are under common control and therefore Brean Murray, Quadrant, ARC and QMT are affiliates under common control. As of the record date of the Annual Meeting Brean Murray beneficially owns 1,126,484 shares of ARC’s Common Stock constituting 36.44% ownership of ARC prior to the acquisition of QMT (prior to effectiveness of the QMT Acquisition, the Securities Sale and the proposed 1:1.95 Reverse Stock Split). If the QMT Acquisition is approved by the ARC disinterested shareholders, Brean Murray, Quadrant, Carret P.T., LP and their respective affiliates as an affiliated group under common control would control 7,047,199 shares of ARC Common Stock (3,613,948 after effectiveness of the proposed 1:1.95 Reverse Stock Split) constituting approximately 63.7% of ARC following the acquisition of QMT (without giving effect to issuance of any shares pursuant to contingent conversion of the AFT Convertible Note).

Messrs. Young and Deinard have recused themselves from all deliberations and voting of the Board in respect of the QMT Acquisition and Securities Sales matters. Mr. Young, Mr. Deinard and Ms. Kaur do not directly own any shares of ARC in their own respective names and are not deemed to beneficially own Company shares through any entities other than Brean Murray or Quadrant. Mr. Young and Mr. Deinard are each deemed to share voting and investment power over the shares beneficially owned by Brean Murray.

On January 23, 2009 ARC entered into a corporate development advisory agreement (the “ARC Advisory Agreement”) with Quadrant. Pursuant to the original terms of the ARC Advisory Agreement, Quadrant has provided the Company financial advisory and business consulting services, including restructuring services.  In consideration for the restructuring services provided by Quadrant since November 2008 and for ongoing services, the Company originally agreed to pay Quadrant the following compensation: (1) an initial cash fee of $250,000 upon signing the ARC Advisory Agreement; (2) an annual fee of the greater of: (i) $250,000, (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items (“EBITDA”) for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year; and (3) all reasonable out-of-pocket expenses incurred Quadrant in performing services under the ARC Advisory Agreement.

Quadrant has been paid $250,000 per year since 2008 and has received $1,000,000 in fees in the aggregate since inception of the Agreement. To date, Quadrant has been paid $62,500 in fees for the first quarter of 2012.

The ARC Advisory Agreement technically provides Quadrant the right to receive 20% of ARC’s EBITDA, even if such EBITDA is derived from the QMT acquisition and the AFT acquisition.  However, Quadrant has granted waivers to certain provisions of the ARC Advisory Agreement, in the form attached as Annex H to this proxy statement (the “Quadrant Waiver”), such that:  (I) in calendar year 2012 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2012 less the combined EBITDA of QMT and AFT for the twelve months ending February 29, 2012 less the EBITDA of ARC for the twelve months ending December 31, 2011; or (iii) the product of (a) 20% and (b)  the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012; and (II) in calendar year 2013 Quadrant shall only be paid an annual fee equal to the greater of (i) $250,000; (ii) the product of (a) 20% and (b) the EBITDA of ARC for the twelve months ending December 31, 2013 less the EBITDA of ARC for the twelve months ending December 31, 2012; or (iii) the product of (a) 20% and (b) the reported EBITDA for the financial year of the Company minus the reported EBITDA for QMT and AFT for the twelve months ended February 29, 2012. The ARC Advisory Agreement has been further revised such that it shall no longer extend for additional one-year periods after its expiration on December 31, 2013 in the absence of written termination notice by either party.

In consideration for granting the foregoing waiver, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, Quadrant and ARC will enter into a Letter Agreement in the form of Annex K to this proxy statement pursuant to which ARC will pay Quadrant transaction fees upon the closing of the QMT and AFT acquisitions, calculated by reference to 2% of the total enterprise value for the QMT acquisition and AFT acquisitions, which shall result in an estimated fee payment to Quadrant by ARC of approximately $1,600,000.

In addition, Quadrant and QMT have entered into a non-exclusive financial advisory agreement, attached as Annex I to this proxy statement (the “QMT Financial Advisory Agreement”), whereby Quadrant performs ongoing consulting and advisory services for QMT through Quadrant personnel (acting at all times as independent contractors to the QMT). The scope of such services includes business consulting services, financial advisory services, and other services. In consideration for such services, on January 1, 2012 QMT commenced paying an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments. QMT shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services. The QMT-Quadrant financial advisory agreement will continue in effect following the acquisition of QMT by the Company and will remain effective through December 31, 2013 in accordance with the QMT Financial Advisory Agreement Amendment attached as Annex J to this proxy statement.

Regulatory Approvals

As discussed in the section entitled “Regulatory Approvals” on page 84 above, we anticipate that the notification compliance requirements of the HSR Act will not apply to our proposed acquisition of QMT. In addition, the AFT Acquisition and QMT Acquisition may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. Foreign antitrust authorities might also seek to require remedial undertakings as a condition to approval. We cannot assure you that all of the regulatory approvals, as described in detail elsewhere in this proxy statement, will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that the Department of Justice, the FTC or any state attorney general or any other governmental entity or any private party will not attempt to challenge the completion of the AFT Acquisition and QMT Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

PURSUANT TO THE RECOMMENDATION OF THE SPECIAL COMMITTEE, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED (I) THE ACQUISITION OF QUADRANT METALS TECHNOLOGIES, LLC AND THE ISSUANCE OF 7,857,898 SHARES OF ARC COMMON STOCK (EQUAL TO 4,029,691 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) AT AN EXCHANGE PRICE OF $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR THE ACQUISITION OF QMT; AND (II) THE SALE AND ISSUANCE OF 112,648 SHARES OF ARC COMMON STOCK (EQUAL TO 57,768 SHARES OF ARC COMMON STOCK AFTER GIVING EFFECT TO THE PROPOSED 1:1.95 REVERSE STOCK SPLIT) TO CARRET P.T., LP. AT $4.00 PER SHARE ($7.80 PER SHARE GIVING EFFECT TO THE PROPOSED 1-FOR-1.95 REVERSE STOCK SPLIT) IN CONSIDERATION FOR A TOTAL CASH INVESTMENT OF $450,594; OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 2. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING PROPOSAL NO. 2.

PROPOSAL NO. 3: TO APPROVE THE ACQUISITION OF Advance Forming Technology, Inc. And the Hungarian operating assets of AFT Europa KFT.

Required Stockholder Approval

The AFT Acquisition and the issuance of the AFT Convertible Note is subject to approval by a majority of all votes present and voting, in person or by proxy, cast by the holders of the outstanding shares of ARC Common Stock on the record date for the Annual Meeting.

AFT Amount, Title and Description of Securities Subject to Contingent Issuance

The AFT Convertible Note is convertible at the option of PCC at any time on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (the “Conversion Rate”), provided that the AFT Convertible Note may be converted only if it converts into less than ten percent (10%) of the common ownership of ARC and the equity value of ARC is not less than $176 million.  On any given trading day, PCC may not sell more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date. At the option of PCC at any time in connection with a sale of ARC, in which case the conversion ratio will be determined on the basis of the lower of the 30-day average trading value of the Common Stock immediately preceding announcement of the sale transaction and the 30-day average trading value of the Common Stock immediately preceding the closing of the sale transaction.

The AFT Convertible Note which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; assuming a conversion price calculated as of April 9, 2012, conversion of the AFT Convertible Note could result in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split). The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares. (See AFT Convertible Note).

The AFT Acquisition Agreement and Related Agreements

The AFT Acquisition Agreement

The following is a summary of selected provisions of the AFT Acquisition Agreement. While we believe this description covers the material terms of the AFT Acquisition Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the AFT Acquisition Agreement which is attached to this proxy statement as Annex C and is incorporated by reference in this proxy statement. We urge you to read the entire AFT Acquisition Agreement carefully.

The AFT Share Purchase

ARC will purchase one-hundred percent (100%) of the shares of AFT (the “AFT Shares”) from PCC. Prior the closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all of the associated liabilities, to PCC. ARC will also purchase one-hundred percent (100%) of the shares of the special purpose acquisition company (the “AFTE SPV”). Before closing, AFTE will transfer to AFTE SPV all of its:

•	real property;

•	employees;

•	machinery, equipment, furniture, furnishings, vehicles, tools, dies, molds, and parts and similar property;

•	raw materials, work in process and finished goods, spare parts, replacement and component parts, manufacturing supplies, and tooling;

•	rights relating to the AFTE business under contracts, commitments and other instruments;
•	credits, prepaid expenses, deferred charges, advance payments, security deposits and prepaid items;

•	notes and accounts receivable;

•	intellectual property;

•	price lists, customer lists, customer files, distribution lists, production data, purchasing materials, manufacturing and quality control records and procedures, blueprints, research and development files, data and laboratory books, open sales order files, quotation logs and quote file history, proposals, databases, historical account information, system design and operating manuals, drawings, instructions, maintenance records, written quality assurance processes and procedures, and standard operating procedures;

•	to the extent permitted by law, permits;

•	rights to causes of action, lawsuits, judgments, claims, and demands of any nature available to or being pursued by AFTE relating to AFTE’s business to the extent transferable under Hungarian Law or other applicable law other than those that relate to any excluded asset or excluded liability;

•	certain cash held by AFTE at the time of closing; and

•	guarantees, warranties, indemnities, and similar rights with respect to any asset.

The purchase of the AFT Shares and AFTE SPV will exclude certain assets and liabilities, including certain tax liabilities and intercompany accounts obligations.

 AFT Purchase Price

The AFT purchase price is $43,000,000 (the “Purchase Price”). $25,400,000 of the Purchase Price shall be payable in cash and $17,600,000 shall be the principal amount of the AFT Convertible Note See “The AFT Acquisition Agreement and Related Agreements - AFT Convertible Note” below.

The Purchase Price will be subject to a working capital adjustment. If the net working capital of AFT, excluding the Thixoforming Division but including the AFTE SPV (the “Acquired Operations”), on the day of closing divided by the net sales (the “Net Sales”) of AFTE excluding the Thixoforming Division and the Acquired Operation for the 12 month period immediately preceding the Closing (the “Closing Net Working Capital Percentage”) is greater than 25% (the “Fixed Percentage”) then the Purchase Price will be increased by the product of (x) Closing Net Working Capital Percentage less the Fixed Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage is less than the Fixed Percentage then the Purchase Price will be decreased by the product of (x) the Fixed Percentage less the Closing Net Working Capital Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage equal to the Fixed Percentage, then the Purchase Price will not be adjusted. The adjustments shall be determined within forty (45) days by ARC with AFT and AFTE granted certain rights to object to the calculation. All Purchase Price adjustments will be made in cash.

The AFT Closing

Subject to the conditions to closing set forth in the AFT Acquisition Agreement and ancillary agreements thereto, the closing of the AFT Acquisition Agreement will occur simultaneously with the closing of the QMT Acquisition Agreement. See “AFT Acquisition Agreement—Conditions to Closing” below.

Representations and Warranties in the AFT Acquisition Agreement

The AFT Acquisition Agreement contains representations made by ARC to PCC and AFTE relating to a number of matters, including the following:

•	our organization and good standing, corporate authority to enter into the AFT Acquisition Agreement and absence of conflicts between the AFT Acquisition Agreement and our organizational documents, material agreements and applicable law;

•	authorized and outstanding shares of our capital stock and other securities;

•	absence of consents required by governmental authorities in connection with the AFT Acquisition Agreement or the transactions contemplated by the AFT Acquisition Agreement;

•	tax matters;

•	compliance with legal requirements, including the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC with respect to the reports filed by us with the SEC;

•	the accuracy and conformity to generally accepted accounting principles of our financial statements filed with the SEC;

•	absence of undisclosed liabilities;

•	absence of related party transactions;

•	brokers and finders; and

•	ownership of the assets and properties free and clear of all mortgages, deeds of trust, liens and other encumbrances.

The AFT Acquisition Agreement contains representations made by the PCC and AFTE to us relating to a number of matters, including the following:

•	organization and good standing of AFT, authority to enter into the AFT Acquisition Agreement and the documents related thereto and absence of conflicts between the AFT Acquisition Agreement and AFT and AFTE’s organizational documents, material agreements and applicable law;
•	capitalization of AFT;

•	absence of litigation, proceedings, or investigations related to the AFT and the Acquired Operations;

•	compliance with laws;

•	employee matters;

•	tax matters;

•	environmental issues;

•	intellectual property issues;

•	absence of any changes since the most recent financial statements of AFT and the Acquired Operations;

•	absence of undisclosed liabilities; and

•	brokers and finders;

Other AFT Covenants and Agreements

At the closing, ARC will take all actions necessary to complete the transactions contemplated in the QMT Acquisition Agreement and the AFT Acquisition Agreement (the “ARC Consolidation”).

Prior to the closing, AFT and AFTE will settle all ordinary course of business intercompany accounts.

PCC, AFTE and ARC have agreed to other covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

Conditions to the AFT Closing

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters (i) settlement of all intercompany accounts between PCC, AFT and AFTE, (ii) completion of the ARC Consolidation, (iii) transfer of the Thixoforming Division to PCC and (iv) AFT has available cash of $100,000 at closing.

AFT Indemnity

The representations and warranties of PCC and AFTE will survive for eighteen months, however the representations and warranties related to the existence and authority of PCC and AFTE and the capitalization of AFT (the “Seller Fundamental Representations”) will survive indefinitely and the representations and warranties related to environmental conditions and products will survive for six years and taxes until 60 days following the expiration of the applicable statute of limitations.

The representations and warranties of ARC will survive for eighteen months, however the representations and warranties related to existence of ARC and brokers and finders will survive indefinitely.

PCC and AFTE will indemnify ARC and their affiliates against all liabilities arising out of or resulting from:

•	any breach of any representation or warranty made by PCC or AFTE;
•	any breach of any covenant by PCC or AFTE;
•	certain tax liabilities incurred prior to closing; and
•	all liability related to the Thixoforming Assets.

Except for claims relating to environmental claims, PCC and AFTE are jointly and severally liable. Except for claims related to fraud and the Seller Fundamental Representations and representations related to taxes, environmental conditions and products, PCC and AFTE are not liable for any indemnity claims until the losses equal $200,000 at which point PCC and AFTE are liable for all losses over $200,000, subject to certain limitations. Except for claims related to the Seller Fundamental Representations and taxes, environmental conditions, and products, the maximum amount of all indemnification claims shall be 10% of the Purchase Price. The maximum amount of all indemnification claims related to taxes, and products and the Seller Fundamental Representations is 100% of the Purchase Price. PCC will be liable for all claims related to environmental conditions of AFT up to 100% of the purchase price allocable to the purchase of AFT Shares and AFT Europa KFT will be liable for all claims related to environmental conditions of AFTE SPV up to 100% of the purchase price allocable to the purchase of AFTE. Any indemnifiable claim for a breach of the seller representations related to products liability claims arising prior to the closing date will be subject to satisfaction only with proceeds from the insurance policy of PCC.

The indemnification obligations of PCC and AFTE, except for claims related to product liability claims, will be satisfied by an increase or decrease in the principal amount of the AFT Convertible Note. If the principal of the AFT Convertible Note is reduced to zero, the remainder of the indemnity claim will be paid by PCC and AFTE in cash.

ARC will indemnify PCC and AFTE and their affiliates against all liabilities arising out of or resulting from:

•	any breach of any representation or warranty made by ARC;
•	any breach of any covenant by ARC; and
•	certain tax liabilities incurred following the closing.

Insurance

ARC may obtain insurance to cover any product liability claims related to any products manufactured by AFT prior to closing. PCC will reimburse ARC for the insurance premium up to the lower of 50% of the insurance premium and $100,000.

AFT Termination

Prior to the closing, the AFT Acquisition Agreement may be terminated:

•	by PCC, AFTE or ARC, if any applicable governmental authority has issued an order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated in the AFT Acquisition Agreement;

•	by ARC at any time prior to closing, if PCC or AFTE (i) has breached certain material representations or undertakings under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by PCC and AFTE at any time prior to closing, if the ARC has (i) breached its representations, warranties and covenants under the AFT Acquisition Agreement and failed to cure such breach within 60 days from written notice of such breach and (ii) such breach, if not cured, would give rise to the failure to meet a condition to closing;

•	by any party if the closing has not occurred by August 8, 2012, but this right is not available to any party whose failure to fulfill any obligation under the AFT Acquisition Agreement is the cause for the closing not to have occurred;

•	by ARC if any update to the disclosure schedule contains a material and adverse change; and

•	by mutual written agreement of the PCC, AFTE and ARC.

AFT Assignment

The AFT Acquisition Agreement may not be assigned or transferred without the prior written consent of the other parties, except ARC may assign the AFT Acquisition Agreement or any of its rights and obligations to one or more of its wholly-owned subsidiaries but only if ARC remains obligation under the AFT Acquisition Agreement.

The AFT Convertible Note

Maturity of the AFT Convertible Note

The AFT Convertible Note will mature on the fifth anniversary of the date of issuance (the “Maturity Date”), subject to acceleration upon an Acceleration Event.

AFT Convertible Note Interest Rate; Payment Terms

The AFT Convertible Note will accrue interest at a rate equivalent to 5-year U.S. T-note Rates, to be reset on each annual anniversary from the date of issuance. Interest shall be paid quarterly in cash in arrears. No dividends may be paid on Common Stock or preferred stock nor shall any share repurchases be made while any principal or interest on the AFT Convertible Note remains outstanding. If the AFT Convertible Note is in default, the interest rate shall be increased to 12% per annum during the continuation of the default condition.

AFT Convertible Note Acceleration/Prepayment

An “Acceleration Event” includes a change in control of ARC, including a sale of a majority of its equity, the sale of a majority of ARC’s assets (excluding fixed assets that aren’t required to maintain operations), a bankruptcy, liquidation or dissolution of ARC, failure to pay interest or principal on any debt when due, or any default by ARC under the terms of the AFT Convertible Note. The AFT Convertible Note may be prepaid in whole or part prior to the Maturity Date upon 5 business days’ notice without penalty.

AFT Convertible Note Subordination

The AFT Convertible Note shall be subordinated to (i) the first priority security interest of TD Bank on assets of the Company securing indebtedness outstanding; and (ii) the security interest on assets of any commercial bank, provided that the additional indebtedness (net of cash), at the time it is incurred, does not cause the total indebtedness (net of cash) to ARC’s secured lenders, excluding the AFT Convertible Note, to exceed three times the trailing, adjusted, pro-forma 12 months EBITDA of ARC.

Conversion of AFT Convertible Note

At any time prior to the Maturity Date, the outstanding principal balance and accrued but unpaid interest, if any, of the AFT Convertible Note may be converted into Common Stock as follows:

(a)	At the option of PCC at any time on the basis of the 30-day average trading value of the Common Stock immediately preceding conversion (the “Conversion Rate”), provided that the AFT Convertible Note may be converted under this subpart only if it converts into less than 10% of the common ownership of ARC and the equity value of ARC is not less than $176 million. On any given trading day, PCC may not sell more than 10% of the aggregate trading volume of the trading day immediately preceding the sale date (the “Volume Limitation”).

(b)	At the option of PCC at any time in connection with a sale of ARC, in which case the conversion ratio will be determined on the basis of the lower of the 30-day average trading value of the Common Stock immediately preceding announcement of the sale transaction and the 30-day average trading value of the Common Stock immediately preceding the closing of the sale transaction.

(c)	At the option of PCC at any time at the Conversion Rate if ARC is then in default under the terms of the AFT Convertible Note.

(d)	At the option of ARC, any portion of the principal amount of the AFT Convertible Note, provided that the entire amount of such acquired Common Stock may be sold by PCC under SEC Rule 144 in a single three-month period. Provided that the sale of the Common Stock is completed within five business days of the conversion, ARC shall reduce the portion of the principal amount of the AFT Convertible Note by the proceeds of PCC’s sale of the Common Stock.

(e)	If PCC sells the Common Stock issued upon conversion of the AFT Convertible Note within five business days of its issuance which period may be extended if PCC is unable to sell the Common Stock due to the Volume Limitation, PCC shall pay to ARC the amount, if any, by which the sale proceeds of the Common Stock (the “Sale Proceeds”) exceed the corresponding principal and interest of the AFT Convertible Note that PCC converted into Common Stock (the “Note Proceeds”). PCC may elect to satisfy this payment by having the principal of the AFT Convertible Note reduced on a dollar-for-dollar basis. ARC will pay PCC to the extent the Note Proceeds exceed the Sale Proceeds, provided ARC may elect to pay this amount by increasing the principal of the AFT Convertible Note on a dollar-for-dollar basis.

The AFT Convertible Note may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC; assuming a conversion price calculated as of April 9, 2012, conversion of the AFT Convertible Note could result , in the issuance of approximately 1,226,977 shares of the Company’s Common Stock (approximately 629,229 shares of the Company’s Common Stock after giving effect to the proposed 1:1.95 reverse stock split), in partial consideration for the AFT Acquisition. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula of the AFT Convertible Note as of the dates of exercise of conversion by PCC. The foregoing approximations regarding the number of shares issuable pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only. If Proposal No. 3 is approved by the ARC Shareholders, such authorization will permit ARC to issue shares of ARC Common Stock in accordance with the conversion price formula of the AFT Convertible Note without limitation to a specific number of shares.

AFT Convertible Note - Rights Upon Default

In addition to all remedies otherwise available to PCC upon a default, ARC agreed that during any period in which interest payments are past due, or if the AFT Convertible Note is not fully repaid at the Maturity Date, ARC must obtain the consent of PCC to incur additional indebtedness, or take other actions outside the ordinary course of business, increase compensation payable to executives or pay bonuses to executives, or make capital expenditure in excess of $50,000.

AFT Acquisition Regulatory Approvals

As discussed in the section entitled “Regulatory Approvals” on page 84 above, we anticipate that the notification compliance requirements of the HSR Act will not apply to our proposed acquisition of AFT. However, the AFT Acquisition and QMT Acquisition may be reviewed by the attorneys general in the various states in which we, AFT and QMT operate. Foreign antitrust authorities might also seek to require remedial undertakings as a condition to approval. We cannot assure you that all of the regulatory approvals, as described in detail elsewhere in this proxy statement, will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that any state attorney general or any other governmental entity or any private party will not attempt to challenge the completion of the AFT Acquisition and QMT Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ACQUISITION OF Advance Forming Technology, Inc. And the Hungarian operating assets of AFT Europa KFT aND THE CONTINGENT ISSUANCE OF SHARES OF COMPANY COMMON STOCK UNDERLYING THE AFT CONVERTIBLE NOTE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 3. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 3.

PROPOSAL NO. 4: AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

The Board of Directors has determined that it is in the best interests of the Company, in connection with the Acquisitions described herein, to adopt Amended and Restated Articles of Incorporation to effect a Reverse Stock Split of our issued and outstanding shares of Common Stock, at an exchange ratio of 1-for-1.95 (the “Reverse Stock Split”). The par value of the Common Stock would remain unchanged at $0.0005 per share following the Reverse Stock Split. Except for the change of the Company’s name from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” which is the subject of the “Name Change” Proposal No. 5, the only change to be made in the Amended and Restated Articles of Incorporation from the prior effective version is the Reverse Stock Split.

The text of the proposed amendment to the Articles of Incorporation to effect the Reverse Stock Split and the Name Change is included in Annex A to this proxy statement. The following discussion is qualified in its entirety by the full text of the proposed amendment to the Articles of Incorporation.

Required Stockholder Approval

The adoption of the Amended and Restated Articles of Incorporation is subject to approval by a majority of all shares present and voting, in person or by proxy, by the holders of outstanding shares of ARC Common Stock at the Annual Meeting.

Reasons for the Reverse Stock Split

The primary purpose for effecting the Reverse Stock Split would be in increase the per share price of our Common Stock. The Board of Directors believes that effectuating the Reverse Stock Split would, among other things, help us to:

•	Increase the Number of Eligible Investors; and
•	Increase Analyst and Broker Interest.

Increase the Number of Eligible Investors.  A Reverse Stock Split could allow a broader range of institutions to invest in ARC’s Common Stock (namely, funds that are prohibited from buying stocks with a price below a $5.00 per share threshold), potentially increasing trading volume and liquidity of the Common Stock.

Increase Analyst and Broker Interest.  A Reverse Stock Split could increase analyst and broker interest in ARC’s Common Stock as their policies can discourage or prohibit them from following or recommending companies with low stock prices.  Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.  Some of those policies and practices may also function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Certain Effects of the Proposed Reverse Stock Split

If stockholders approve this proposal, every 1.95 shares of the Company’s outstanding Common Stock would be combined into one share of Common Stock, thus reducing the total number of issued and outstanding shares of Common Stock. The Company will not issue fractional shares of Common Stock. Where a stockholder would have been entitled to a fractional share, the Company will round down to the nearest whole share and pay the value of the fractional share to the shareholder. The value of the fractional share shall be calculated by reference to the record date selected by the Board of Directors for effectiveness of the Reverse Stock Split.

Reduction of Shares Held by Individual Shareowners. Each holder of Common Stock will own fewer shares of Common Stock, but the proposed Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholders’ percentage ownership interest or proportionate voting power, except for minor differences resulting from the rounding up of fractional shares. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the Reverse Stock Split (without effectiveness of shares of Common Stock issued in connection with the QMT Acquisition and/or AFT Acquisition). Additionally, the number of shareowners of record would not be affected by the Reverse Stock Split.

If the Reverse Stock Split is authorized and implemented, it may increase the number of shareowners who own “odd lots,” or a number of shares that is less than 100 shares. Such shareowners may find it difficult to sell such shares and in connection with any sale may have to pay higher commissions and other transaction costs as compared to a sale involving a “round lot,” or a number that is in even multiples of 100.

Number of Authorized Shares and Reduction in Total Outstanding Shares. In connection with the Reverse Stock Split, we will not reduce the total number of authorized shares of Common Stock. However, because the issued and outstanding shares of Common Stock will be reduced as a result of the Reverse Stock Split, the number of authorized and unissued shares of Common Stock will increase on a relative basis. Such shares would be available for issuance at the discretion of the Board of Directors from time to time for corporate purposes such as raising additional capital, settling outstanding obligations and acquisitions. If the Company issues additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of the Company’s existing common shareowners may be greater than would occur had the Reverse Stock Split not been effectuated.

Although the increased proportion of authorized and unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareowners or permit issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction in connection with the combination of the Company with another company), the Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of the outstanding Common Stock or to obtain control of the Company.

Regulatory Effects. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and the Company is subject to periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the SEC. If the proposed Reverse Stock Split is implemented, we expect that our Common Stock will continue to trade on Nasdaq under the same symbol it did prior to the Reverse Stock Split.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The Proposed Reverse Stock Split May Not Increase the Company’s Stock Price over the Long-Term. The Board of Directors expects that a Reverse Stock Split of the Common Stock will increase the market price of the stock. However, the effect of a Reverse Stock Split upon the market price of the Company’s Common Stock cannot be predicted with any certainty, and there can be no assurance that the market price per share of Common Stock after the Reverse Stock Split will increase. It is possible that the per share price of Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split, and some investors may interpret a Reverse Stock Split as a signal that the Company lacks confidence in its ability to increase its stock price naturally. Furthermore, the market price of the stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s performance.

The Proposed Reverse Stock Split May Decrease the Liquidity of the Stock. The liquidity of the Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Accounting Consequences. The stated capital on the Company’s balance sheet and the additional paid-in capital account, in each case, attributable to the Common Stock will be adjusted to reflect the Reverse Stock Split following the effectiveness of the amendment to the Articles of Incorporation. The par value per share of the Common Stock will remain unchanged at $0.0005 per share after the Reverse Stock Split. The par value per share of the Preferred Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate any other accounting consequences, including with respect to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split (without effectiveness of any applicable accounting effects of the QMT Acquisition and/or the AFT Acquisition).

Certain Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to ARC and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes.  This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The Company has not sought, and will not seek, a ruling from the U.S. Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.  The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws.  Accordingly, each holder of the Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Stock Split to such holder.

IRS Circular 230 Disclosure:  To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this proxy statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this proxy statement was written to support the promotion or marketing of the transactions and matters addressed by the proxy statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The U.S. federal income tax consequences for a holder of the Common Stock and for ARC pursuant to the Reverse Stock Split will be as follows:

•	the holder should not recognize any gain or loss for U.S. federal income tax purposes (except with respect to cash, if any, received in lieu of a fractional share of the Common Stock);

•	the holder’s aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split, including any fractional share of the Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

•	the holder’s holding period for the Common Stock received pursuant to the Reverse Stock Split, including any fractional share of the Common Stock not actually received, should include such holder’s holding period for the Common Stock surrendered in exchange therefor;

•	cash payments received by the holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then sold by such holder, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share;

•	any such capital gain or loss should be treated as a long-term or short-term capital gain or loss based on such holder’s holding period in such fractional share; and

•	the Company should not recognize gain or loss solely as a result of the Reverse Stock Split.

Implementation of The Reverse Stock Split

If approved by the requisite stockholder vote, the Board of Directors intends to implement the Reverse Stock Split as soon as practicable thereafter and the Company will make a public announcement regarding the implementation of the Reverse Stock Split when it occurs. The Board of Directors has based the ratio of the Reverse Stock Split primarily on the price level of the Company’s Common Stock immediately prior to the Reverse Stock Split and the expected stability of the price level of the Common Stock going forward.

Required Vote And Effective Time

The adoption of the Amended and Restated Articles of Incorporation is subject to approval by a majority of all shares present and voting, in person or by proxy, by the holders of outstanding shares of ARC Common Stock at the Annual Meeting.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an Amended and Restated Articles of Incorporation with the Secretary of State of the State of Utah. It is expected that such filing will take place promptly as practicable following the Annual Meeting, assuming the stockholders approve the amendment.

Stock Certificates

As soon as practicable after the Effective Time, the Company will send a letter of transmittal to each holder of record of shares of Common Stock represented by stock certificates at the Effective Time for use in transmitting old stock certificates to our transfer agent, Computershare, who will serve as our exchange agent. The letter of transmittal will contain instructions for the surrender of old certificates to the exchange agent in exchange for new certificates representing the number of shares of new Common Stock into which such holders’ shares of Common Stock represented by the old certificates have been converted as a result of the Reverse Stock Split. Until so surrendered, each current certificate representing shares of our Common Stock will be deemed for all corporate purposes after the Effective Time to evidence ownership of shares in the appropriately reduced whole number of shares of the new Common Stock. Shareowners should not destroy any stock certificates and should not send in their old certificates to the exchange agent until they have received the letter of transmittal.

Persons holding their shares in street-name through banks, brokers or other nominees will be contacted by such banks, brokers or nominees and will not receive a letter of transmittal from the Company. Banks, brokers, and other nominees holding shares of Common Stock for shareowners will be instructed to effect the Reverse Stock Split for such beneficial holders, and these banks, brokers, and other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Interests of Certain Persons in the Proposal

Certain of the Company’s officers and directors have an interest in this Proposal No. 4 as a result of their ownership of shares of stock of the Company, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below.  However, the Company does not believe that its officers or directors, control parties or their affiliates have interests in the Reverse Stock Split that are different from or greater than those of any other stockholder of the Company regarding the Reverse Stock Split.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Stockholders who own the Common Stock prior to the Effective Time and who otherwise would hold fractional shares because the number of shares of the Common Stock they held before the Reverse Stock Split would not be evenly divisible based on the Reverse Stock Split ratio will be entitled to a cash payment (without interest or deduction) in respect of such fractional shares.  To avoid the existence of fractional shares of the Common Stock, shares that would otherwise result in fractional shares from the application of the Reverse Stock Split may, at the determination of the Company, be collected and pooled by the Company’s transfer agent and sold in the open market with the proceeds allocated to the stockholders’ respective accounts pro rata in lieu of fractional shares.  ARC would not receive any proceeds from any such sales if such course of action is elected by the Company.  The ownership of a fractional interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.  The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s selling in the open market shares that otherwise be entitled to fractional shares. Alternatively, the Company may pay for such fractional share in cash directly to the ARC shareholders having rights to such payments.

No Appraisal Rights

Our shareowners do not have appraisal rights under Utah law or under the Amended and Restated Articles of Incorporation or the Company’s bylaws in connection with the Reverse Stock Split.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR THE COMPANY TO EFFECTUATE THE REVERSE STOCK SPLIT. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 4. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 4.

PROPOSAL NO. 5: AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION
TO CHANGE THE COMPANY NAME TO “ARC GROUP WORLDWIDE, INC.”

The Board of Directors has determined that it is in the best interests of the Company, in connection with the Acquisitions described herein, to adopt Amended and Restated Articles of Incorporation. The only change to be made in the Amended and Restated Articles of Incorporation from the prior effective version is the change of the Company’s name from “ARC Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” (the “Name Change”).

Required Stockholder Approval

The adoption of the Amended and Restated Articles of Incorporation is subject to approval by a majority of all shares present and voting, in person or by proxy, by the holders of outstanding shares of ARC Common Stock at the Annual Meeting.

Reasons for the Name Change

The sole reason for proposing the Amended and Restated Articles of Incorporation is to cause the effectiveness of the change of our corporate name from “Arc Wireless Solutions, Inc.” to “ARC Group Worldwide, Inc.” The Board of Directors believes the new name will better reflect the prospective change to the scope of the Company’s business. No other changes will be made to the Company’s Amended and Restated Articles of Incorporation from the prior effective version.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR THE COMPANY TO CAUSE THE EFFECTIVENESS OF THE NAME CHANGE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 5. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 5.

PROPOSAL NO. 6: RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2012.

The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of Hein & Associates LLP of Denver, Colorado as the auditors who will continue to audit financial statements and perform other approved services for the year ending December 31, 2012 or until the Audit Committee and Board of Directors, in its discretion, replaces them. Hein & Associates LLP also audited our financial statements for the fiscal years ended December 31, 2001 through December 31, 2011.

An affirmative vote of the plurality of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of Hein & Associates LLP. Representatives of Hein & Associates LLP are not expected to be present at the Annual Meeting.

Audit Fees

The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), Hein & Associates LLP potentially affect their independence. The Audit Committee’s policy requires that all services the Company's independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. Any approval will be reported to the Audit Committee at its next scheduled meeting.

Audit Fees

The following table sets forth the aggregate fees billed to us for the years ended December 31, 2011, 2010 and 2009:

	2011		2010		2009
Audit fees	$59,635	(1)	$53,075	(1)	$63,850	(1)
Audit-related fees	-	(2)	-	(2)	-	(2)
Tax fees	-	(3)	$5,000	(3)	$5,000	(3)
All other fees	-		-		-
Total audit and non-audit fees	$59,635		$58,075		$68,850

(1)	Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the year 2011, 2010 and 2009 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2011, 2010 and 2009 and related SEC registration statements.

(2)	Includes fees billed for professional services rendered in fiscal 2011, 2010 and 2009 in connection with acquisition planning and due diligence.

(3)	Includes fees billed for professional services rendered in fiscal 2010, and 2009, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

Financial Information Systems Design and Implementation Fees

During fiscal year 2011, Hein & Associates LLP did not bill any fees for the professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

During fiscal year 2011, there were no other fees billed for services rendered by Hein & Associates LLP other than the services described above.

The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining Hein & Associates LLP’s independence and believes that it is.

Required Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of Hein & Associates LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 6. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 6.

PROPOSAL NO. 7: AUTHORITY FOR ADJOURNMENT OF ANNUAL MEETING

The Board of Directors of the Company requests that the shareholders vote to authorize the adjournment of the Annual Meeting (if necessary) to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposals set forth above.

Required Stockholder Vote and Recommendation of our Board of Directors

The affirmative vote of a majority of the shares voted, affirmatively or negatively for this proposal, is required to approve this authorization.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADJOURNMENT OF OUR ANNUAL MEETING IF WE DO NOT HAVE A QUORUM SUFFICIENT TO VOTE UPON THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 7.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 7. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 7.

OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

Index to Financial Information

ARC Wireless Solutions, Inc. Financial Statements for the Three Month Period Ended March 31, 2012 (unaudited)
Condensed Consolidated Balance Sheets (unaudited)	155
Condensed Consolidated Statements of Operations (unaudited)	156
Condensed Consolidated Statements of Cash Flows (unaudited)	157
Notes to Condensed Consolidated Financial Statements (unaudited)	158

ARC Wireless Solutions, Inc. Financial Statements for the Years Ended December 31, 2011 and December 31, 2010
Consent of Independent Registered Public Accounting Firm	167
Report of Independent Registered Public Accounting Firm	168
Consolidated Balance Sheets (audited)	169
Consolidated Statements of Operations (audited)	170
Consolidated Statements of Changes in Stockholders’ Equity (audited)	171
Consolidated Statements of Cash Flows (audited)	172
Notes to Consolidated Financial Statements (audited)	173

Sensitivity Analysis of ARC Wireless Solutions, Inc. Shares Issued in Consideration for Acquisition of Quadrant Metal Technologies LLC	182

ARC Wireless Solutions, Inc. Pro Forma Condensed Combined Financial Information
Introduction to Unaudited Pro Forma Consolidated Financial Statements	183
Unaudited Pro Forma Consolidated Balance Sheet March 31, 2012	184
Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Months Ended March 31, 2012	186
Notes to Unaudited Pro Forma Consolidated Financial Statements	187

Quadrant Metals Technologies LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	191
Consolidated Balance Sheets (unaudited)	192
Consolidated Statement of Income (unaudited)	193
Consolidated Statement of Members’ Equity (unaudited)	194
Consolidated Statement of Cash Flows (unaudited)	195
Notes to Financial Statements (unaudited)	196
Consolidating Balance Sheets (unaudited)	203
Consolidating Statements of Income (unaudited)	204
Consolidating Statements of Members’ Equity (unaudited)	205
Consolidating Statements of Cash Flows (unaudited)	206

Quadrant Metals Technologies LLC Financial Statements for the Year Ended June 30, 2011
Consent of Independent Registered Public Accounting Firm	208
Report of Independent Registered Public Accounting Firm	209
Consolidated Balance Sheets (audited)	210
Consolidated Statements of Income (audited)	211
Consolidated Statements of Changes in Members’ Equity (audited)	212
Consolidated Statements of Cash Flows (audited)	213
Notes to Financial Statements (audited)	214
Consolidating Balance Sheets (audited)	224
Consolidating Statements of Income (audited)	225
Consolidating Statements of Members’ Equity (audited)	226
Consolidating Statements of Cash Flows (audited)	227

FloMet LLC Reviewed Financial Statements for the Nine Months Ended March 31, 2012
Independent Accountants’ Review Report	229
Balance Sheets (unaudited)	230
Statement of Income (unaudited)	231
Statement of Members’ Equity (unaudited)	232
Statement of Cash Flows (unaudited)	233
Notes to Financial Statements (unaudited)	234

FloMet LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	242
Report of Independent Registered Public Accounting Firm	243
Balance Sheets (audited)	244
Statements of Income (audited)	245
Statements of Changes in Members’ Equity (audited)	246
Statements of Cash Flows (audited)	247
Notes to Financial Statements (audited)	248

FloMet LLC Audited Financial Statements Years Ending June 30, 2010 and 2009
Consent of Independent Registered Public Accounting Firm	258
Report of Independent Registered Public Accounting Firm	259
Balance Sheets (audited)	260
Statements of Income (audited)	261
Statements of Changes in Members’ Equity (audited)	262
Statements of Cash Flows (audited)	263
Notes to Financial Statements (audited)	264

General Flange & Forge LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	273
Balance Sheets (unaudited)	274
Statement of Income (unaudited)	275
Statement of Members’ Equity (unaudited)	276
Statement of Cash Flows (unaudited)	277
Notes to Financial Statements (unaudited)	278

General Flange & Forge Corporation Reviewed Financial Statements for the Three Months Ending March 31, 2011 (unaudited)
Independent Accountants’ Review Report	284
Balance Sheets (unaudited)	285
Statement of Income (unaudited)	286
Statement of Owners’ Equity (unaudited)	287
Statement of Cash Flows (unaudited)	288
Notes to Financial Statements (unaudited)	289

General Flange & Forge Corporation Audited Financial Statements for the Year Ending December 31, 2010
Consent of Independent Registered Public Accounting Firm	293
Independent Auditors' Report	294
Balance Sheets (audited)	295
Statements of Income (audited)	296
Statements of Changes in Members’ Equity (audited)	297
Statements of Cash Flows (audited)	298
Notes to Financial Statements (audited)	299

Tekna Seal LLC Reviewed Financial Statements for the Nine Months Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	303
Balance Sheets (unaudited)	304
Statement of Income (unaudited)	305
Statement of Members’ Equity (unaudited)	306
Statement of Cash Flows (unaudited)	307
Notes to Financial Statements (unaudited)	308

Tekna Seal LLC Audited Financial Statements Years Ending June 30, 2011 and 2010
Consent of Independent Registered Public Accounting Firm	316
Report of Independent Registered Public Accounting Firm	317

Balance Sheets (audited)	318
Statements of Income (audited)	319
Statements of Changes in Members’ Equity (audited)	320
Statements of Cash Flows (audited)	321
Notes to Financial Statements (audited)	322

Tubefit LLC Reviewed Financial Statements for the Period Ending March 31, 2012 (unaudited)
Independent Accountants’ Review Report	329
Balance Sheets (unaudited)	330
Statement of Income (unaudited)	331
Statement of Members’ Equity (unaudited)	332
Statement of Cash Flows (unaudited)	333
Notes to Financial Statements (unaudited)	334

Quadrant Metals Technologies LLC Comparative Consolidated Financial Statements (unaudited) Years Ending June 30, 2011 and June 30, 2010
Comparative Financial Statement Presentation	339
Comparative Consolidated Balance Sheet (unaudited)	340
Comparative Consolidated Statement of Income (unaudited)	341
Comparative Consolidated Statement of Members’ Equity (unaudited)	342
Comparative Consolidated Statement of Cash Flows (unaudited)	343
Notes to Comparative Consolidated Financial Statements (unaudited)	344
Consolidating Balance Sheets	353
Consolidating Statements of Income (unaudited)	354
Consolidating Statements of Cash Flows (unaudited)	355
Consolidating Statement of Members’ Equity (unaudited)	356

Advanced Forming Technology Combined Financial Statements for the years ended April 1, 2012 and April 3, 2011
Consent of Independent Registered Public Accounting Firm	358
Report of Independent Registered Public Accounting Firm	360
Combined Balance Sheets (audited)	361
Combined Statements of Income (audited)	362
Combined Statements of Stockholders’ Equity (audited)	363
Combined Statements of Cash Flows (audited)	364
Notes to Financial Statements (audited)	365

ARC Wireless Solutions, Inc.

Condensed Consolidated Financial Statements

Three Month Period Ended March 31, 2012 (Unaudited)

ARC Wireless Solutions, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31,	December 31,
	2012	2011
	(unaudited)	*
Assets
Current assets:
Cash and equivalents	$11,083	$11,048
Accounts receivable – trade	649	740
Inventory, net	726	185
Other current assets	56	17
Total current assets	12,514	11,990

Property and equipment, net	267	227

Other assets:
Intangible assets, net	116	116
Deposits	6	7
Total assets	$12,903	$12,340

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,364	$293
Accrued expenses	149	362
Current portion of capital lease obligations	32	49
Total current liabilities	1,545	704

Commitments
Stockholders’ equity:
Preferred stock, $.001 par value, 2,000,000 authorized, none issued and outstanding	-	-
Common stock, $.0005 par value, 250,000,000 authorized, 3,091,000 outstanding in 2011 and 2010, respectively.	2	2
Additional paid-in capital	20,798	20,798
Accumulated deficit	(9,442)	(9,164)
Total stockholders’ equity	11,358	11,636
Total liabilities and stockholders’ equity	$12,903	$12,340

* These numbers were derived from the audited financial statements for the year ended December 31, 2011. See accompanying notes.

ARC Wireless Solutions, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands except share and per share amounts)

	Three Month Ended March 31,
	2012	2011

Sales, net	$929	$823
Cost of sales	539	579
Gross Profit	390	244

Operating expenses
Selling, general and administrative	474	367
Merger expenses	159	-
Loss from operations	(243)	(123)

Other Income (expense)
Other income (loss)	(35)	10
Total other income	(35)	10

Net loss	$(278)	$(113)

Net loss per share, basic and diluted	$(.09)	$(.04)
Weighted average shares, basic	3,091,000	3,091,000
Weighted average shares, diluted	3,091,000	3,091,000

See accompanying notes.

ARC Wireless Solutions, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended March 31,
	2012	2011

Operating activities
Net loss from operations	$(278)	$(113)
Adjustments to reconcile net loss from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	35	42
Non-cash stock compensation	-	8
Loss on sale of assets	53
Changes in operating assets and liabilities:
Accounts receivable, trade	91	(10)
Inventory	(541)	121
Prepaids and other current assets	(39)	(23)
Other assets	1	(4)
Accounts payable and accrued expenses	858	(317)
Net cash provided by (used in) operating activities	180	(296)

Investing activities
Patent acquisition costs	(4)	(6)
Purchase of plant and equipment	(124)	(27)
Net cash used in investing activities	(128)	(33)

Financing activities
Net repayment of line of credit and capital lease obligations	(17)	-
Net cash used in financing activities	(17)	-

Net increase (decrease) in cash	35	(329)
Cash and cash equivalents, beginning of year	11,048	11,643
Cash and cash equivalents, end of quarter	$11,083	$11,314

See accompanying notes.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements

March 31, 2012 (Unaudited)

Note 1. Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, the accompanying unaudited consolidated condensed financial statements contain all of the normal recurring adjustments necessary to present fairly the financial position of the Company as of March 31, 2012, the results of its operation and its cash flows for the three months then ended. For further information, refer to the financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

During the periods presented in the unaudited consolidated condensed financial statements, the Company operated in one business segment which is identified as Manufacturing which offers a wide variety of wireless components and network solutions to service providers, systems integrators, value added resellers, businesses and consumers, primarily in the United States.

Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results to be expected for the full year or any future period.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of ARC Wireless Solutions, Inc. ("ARC"), and its wholly-owned subsidiary corporations, Starworks Wireless Inc. ("Starworks” or “Kit"), ARC Wireless Hong Kong Limited ("ARCHK"), ARC Wireless Inc. (“AWI”), ARC Wireless, LLC ("ARC LLC") and ARC Wireless Ltd ("ARC Ltd"). All material intercompany accounts, transactions, and profits have been eliminated in consolidation. In 2010 management determined ARCHK, our wholly-owned subsidiary, was no longer necessary and operations were terminated. ARCHK primarily managed our own China production operations which was no longer required when we transitioned to RIL during the third quarter of 2010.

Basis of Presentation

The Company has experienced recurring losses and has accumulated a deficit of approximately $9.4 million since inception in 1989. There can be no assurance that the Company will achieve the desired result of net income and positive cash flow from operations in future years. Management believes that current working capital, and debt and equity financing contemplated by the pending acquisitions noted in Note 10, if approved, will be sufficient to allow the Company to maintain its operations through December 31, 2012 and into the foreseeable future.

Use of Estimates

The preparation of the Company’s consolidated condensed financial statements in accordance with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. From time to time we have cash balances in excess of federally insured amounts. We maintain our cash balances with several financial institutions.

Fair Value of Financial Instruments

The Company’s short-term financial instruments consist of cash, money market accounts, accounts receivable, accounts payable and accrued expenses. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities. Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash and accounts receivable.

The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments.

Accounts Receivable

Trade receivables consist of uncollateralized customer obligations due under normal trade terms which normally require payment within 30 to 60 days of the invoice date. Management reviews trade receivables periodically and reduces the carrying amount by a valuation allowance that reflects management's best estimate of the amount that may not be collectible. No provision for doubtful accounts was deemed necessary at March 31, 2012 and December 31, 2011. There was no bad debt expense for the three months ended March 31, 2012 and 2011.

Income Taxes

The Company accounts for income taxes pursuant to Accounting Standards Codification (“ASC”) 740, Income Taxes, which utilizes the asset and liability method of computing deferred income taxes. The objective of this method is to establish deferred tax assets and liabilities for any temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The current and deferred tax provision is allocated among the members of the consolidated group on the separate income tax return basis.

ASC 740 also provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized. During the three months ended March 31, 2012 and 2011, the Company recognized no adjustments for uncertain tax positions.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. No interest and penalties related to uncertain tax positions were recognized at March 31, 2012 and December 31, 2011. The Company expects no material changes to unrecognized tax positions within the next twelve months.

Reclassifications

Certain balances in the prior year consolidated financial statements have been reclassified in order to conform to the current year presentation. The reclassifications had no effect on financial condition, gross profit, or net loss.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 2. Share-Based Compensation

The Company accounts for share-based payments pursuant to ASC 718, Stock Compensation and, accordingly, the Company records compensation expense for share-based awards based upon an assessment of the grant date fair value for stock options and restricted stock awards.

Stock compensation expense for stock options is recognized on a straight-line basis over the vesting period of the award. The Company accounts for stock options as equity awards.

The following table summarizes share-based compensation expense recorded in selling, general and administrative expenses during each period presented (in thousands):

	Three Months Ended
	March 31, 2012	March 31, 2011
Stock options	$-	$8
Total share-based compensation expense	$-	$8

There were no options granted or exercised during the three months ended March 31, 2012.

There were no options outstanding at March 31, 2012.

Note 3. Earnings Per Share

Basic earnings (loss) per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share, reflects the potential dilution of securities that could share in the earnings of the entity. For periods where the Company has incurred a net loss, stock options were not included in the computation of diluted loss per share because their effect was anti-dilutive, therefore, basic and fully diluted loss per share are the same for those periods.

The following table represents a reconciliation of the shares used to calculate basic and diluted earnings (loss) per share for the respective periods indicated (in thousands, except per share amounts):

	For the Three Months Ended March 31,
	2012			2011
	Net Loss Attributed to Common Stock	Weighted Average Shares	Per Share Loss	Net Loss Attributed to Common Stock	Weighted Average Shares	Per Share Loss
Basic EPS:
Net Loss	$(278)	3,091	$(.09)	$(113)	3,091	$(.04)
Effect of Dilutive Securities
Employee stock options	-	-	-	-	-	-
Diluted loss per share	$(278)	3,091	$(.09)	$(113)	3,091	$(.04)

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 4. Inventory

Commencing January 1, 2011, inventory is valued at the lower of cost or market using first in first out (FIFO) which approximate average cost, due to the rapid turnover of inventory. The Company previously valued its inventory at lower of cost or market using standard cost which approximated average cost, and as such, the change is not considered a change in accounting. Inventories are reviewed periodically and items considered to be slow-moving or obsolete are reduced to estimated net realizable value through an appropriate reserve. At March 31, 2012 and December 31, 2011, the inventory reserve was $99 and $133 thousand, respectively. Inventory consists of the following amounts (in thousands):

	March 31,	December 31,
	2012	2011
Raw materials	$78	$60
Work in progress	-	-
Finished goods	747	258
Subtotal	825	318
Inventory reserve	(99)	(133)
Net inventory	$726	$185

Note 5. Related Party Transactions

On January 23, 2009 we entered into the Advisory Agreement with Quadrant. Quadrant is under common control with Brean Murray Carret Group, Inc., an organization that beneficially owns 1,121,354, or 36.3%, of the Company’s common stock. Mr. Young, the Chairman of the Company’s Board of Directors, and Mr. Deinard, our Interim Chief Executive Officer, are each Managing Directors at Quadrant Management, Inc. Pursuant to the Advisory Agreement, Quadrant will provide the Company financial advisory and business consulting services, including restructuring services.

In consideration for the restructuring services which have been provided by the Advisor since November 2008 and for the ongoing services to be provided, ARC has agreed to pay the following: 1) an initial cash fee of $250 thousand which was paid upon signing the Agreement in January 2009; 2) during 2009, ARC will pay an annual fee of the greater of (i) $250 thousand or (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items ("EBITDA") for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year, and; 3) all reasonable out-of-pocket expenses incurred by Advisor in performing services under the Agreement. Total expenses accrued for the year ended December 31, 2011 was $250 thousand. The $250 thousand fee for 2011 accrued at December 31, 2011 and was paid in the first quarter of 2012. Approximately $62 thousand of the 2012 annual fee was accrued for the three months ended March 31, 2012 and is also included in accrued liabilities at March 31, 2012. The Agreement will expire on December 31, 2013.

During the third quarter of 2010, we began utilizing the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with us and our Chief Executive Officer. We purchase goods and services from RIL valued at approximately $150 thousand per month; however the actual dollar amount can vary significantly with normal fluctuations in business activity.

In our 2010 Third Quarter Form 10-Q report, as a Subsequent Event, we announced we sold all of our Raw Material Inventory to RIL in October 2010.  Subsequent to this sale we realized some of the Raw Material Inventory would not be used within the next few months to produce finished goods and therefore we purchased approximately $30,000 of this ARC China Raw Material inventory back to be held on our books until a later date.  Both the sale and re-purchase of Raw Material occurred during the Fourth Quarter of 2010. As of December, 2011 we have ceased all operations at RIL and now manufacture exclusively through third party contract manufacturers in China. In January 2012 we recorded a one time charge of $53,000 relating to the relocation of our production activities.

Also see Note 10 for other pending related party transactions.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 6. Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board ("FASB") issued an accounting update that amends ASC No. 820, "Fair Value Measurement" regarding fair value measurements and disclosure requirements. The amendments are effective during interim and annual periods beginning after December 15, 2011 and are to be applied prospectively. The accounting update will be applicable to the Company beginning in the third quarter of fiscal year 2012. As applicable to the Company, the adoption of the new guidance is not expected to have a material impact on the consolidated financial statements.

In June 2011, the FASB issued an update to ASC No. 220, “Presentation of Comprehensive Income,” which eliminates the option to present other comprehensive income and its components in the statement of shareholders’ equity. The Company can elect to present the items of net income and other comprehensive income in a single continuous statement of comprehensive income or in two separate, but consecutive, statements. Under either method the statement would need to be presented with equal prominence as the other primary financial statements. The amended guidance, which must be applied retroactively, is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with earlier adoption permitted. In December 2011, the FASB issued another update on the topic, which deferred the effective date pertaining only to the presentation of reclassification adjustments on the face of the financial statements. The adoption of the new guidance is not expected to have a material impact on the consolidated financial statements.

In December 2011, the FASB issued an amendment to the accounting guidance for disclosure of offsetting assets and liabilities and related arrangements. The amendment expands the disclosure requirements in that entities will be required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The amendment is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013, and shall be applied retrospectively. We do not expect the adoption of this accounting pronouncement to have a material impact on our financial statements when implemented.

Note 7. Concentration of Credit Risk

Two customers accounted for approximately 53% of the Company’s net sales for the three months ended March 31, 2012 and one of these customers accounted for 39% of the Company’s net sales for the three months ended March 31, 2012. One customer accounted for approximately 33% of the Company’s net sales for the three months ended March 31, 2011. A reduction, delay or cancellation of orders from this customer or the loss of this customer could significantly reduce the Company’s revenues and operating results. We cannot provide assurance that this customer or any of our current customers will continue to place orders, that orders by existing customers will continue at current or historical levels or that we will be able to obtain orders from new customers.

Note 8. Industry Segment Information

ASC 280, Segment Reporting, requires that the Company disclose certain information about its operating segment where operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Generally, financial information is required to be reported on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. The Company has one reportable segment, Manufacturing, which is a separate business unit that offers a variety of wireless components and network solutions to service providers, system integrators, value added resellers, businesses and consumers, primarily in the United States.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Note 9. Subsequent Events

Management has evaluated the impact of events occurring after March 31, 2012 up to the date of the filing of these condensed consolidated financial statements. These statements contain all necessary adjustments and disclosures resulting from that evaluation.

The Company signed definitive agreements to purchase Advanced Forming Technology, Inc., ("AFT") and Quadrant Metals Technologies, LLC ("QMT"). In addition, the Company will be renamed ARC Group Worldwide, Inc. (pending shareholder approval) and will be a diversified manufacturing holding company with operations in Colorado, Florida, Pennsylvania, Texas, Minnesota, China and Hungary. The Company has also proposed a 1:1.95 reverse stock split (the “Reverse Stock Split”).  The closing of the acquisitions of AFT and QMT, as well as the Name Change, the Reverse Stock Split and certain other matters, remain subject to shareholder approval.

Highlights of the acquisitions include the following:

·	ARC to acquire AFT, including its assets and operations in Hungary, for $43 million, approximately 1.0x Book Value, in a mix of cash and a convertible promissory note.

·	ARC to issue 7,857,898 shares valued at $4.00 per share, a 36% premium to ARC's closing price as of April 11, 2012, to acquire QMT in a non-cash transaction.

On April 6, 2012, the Company entered into a Purchase Agreement (the “AFT Acquisition Agreement”) with Precision Castparts Corp. (“PCC”) and AFT Europa KFT (“AFTE”). The term “AFT” is used in this Report to refer collectively to the company and the business of Advance Forming Technology, Inc. (“AFTI”) and the special purpose acquisition company (the “AFTE SPV”) holding the Hungarian assets associated with AFTI which are currently owned by AFTE. Prior to closing, PCC will cause AFT to transfer the Thixoforming Division of AFT, including all associated liabilities, to PCC. Pursuant to the terms of the AFT Acquisition Agreement, the Company will receive 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC (the “AFT Purchase Price”), of which $25,400,000 will be paid in cash and $17,600,000 will be paid in the form of a convertible note (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”). QMT has received from TD Bank, N.A. (“TD Bank”) a term sheet, dated June 21, 2012 providing for a revolving line of credit in an amount of up to $10,000,000 and three term loans totaling up to an estimated $18,000,000 with terms ranging from 6 months to ten years (the “Financing Arrangement”), provided, however, the total credit exposure allocated to the Financing Arrangement at closing shall not exceed $25,000,000. The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; to pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment. All facilities under the Financing Arrangement shall bear interest at a per annum rate equal to a margin between 250 to 300 basis points over the one month London Interbank Offered Rate (LIBOR) and the Company and its subsidiaries will be subject to customary financial covenants. The Company, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of this Financing Arrangement. The Company will use the proceeds from the Financing Arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition. The Company expects to complete the Financing Arrangements prior to the closing of the Acquisitions.

The AFT Purchase Price of the AFT Acquisition will be subject to a working capital adjustment. If the net working capital of AFT, excluding the Thixoforming Division but including the AFTE SPV (the “Acquired Operations”), on the day of closing divided by the net sales (the “Net Sales”) of AFTE, excluding the Thixoforming Division and the Acquired Operation for the 12 month period immediately preceding the closing (the “Closing Net Working Capital Percentage”), is greater than 25% (the “Fixed Percentage”) then the Purchase Price will be increased by the product of (x) Closing Net Working Capital Percentage less the Fixed Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage is less than the Fixed Percentage then the Purchase Price will be decreased by the product of (x) the Fixed Percentage less the Closing Net Working Capital Percentage and (y) the Net Sales. If the Closing Net Working Capital Percentage equal to the Fixed Percentage, then the Purchase Price will not be adjusted. The adjustments shall be determined within forty (45) days by the Company with AFT granted certain rights to object to the calculation. All Purchase Price adjustments will be made in cash.

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Under the terms of the convertible note, PCC may at any time prior to maturity (subject to certain restrictions) convert the AFT Convertible Note into newly issued shares of the Company‘s common stock at a conversion price equal to the 30-day average trading value per share of the common stock immediately preceding conversion, provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of the Company and the equity value of the Company is not less than $176 million. Assuming a conversion price calculated as of April 9, 2012, such conversion could result, in the issuance of approximately 1,226,977 shares of the Company’s common stock (approximately 629,229 shares of the Company’s common stock after giving effect to the proposed 1:1.95 reverse stock split (the “1:1.95 Reverse Stock Split”)). Accordingly, the Company will initially reserve such amount of shares for possible issuance to PCC under the terms of conversion of the AFT Convertible Note. The actual number of shares issued to PCC upon conversion of the AFT Convertible Note may vary in accordance with the conversion formula as of the dates of exercise of conversion by PCC. The foregoing approximations of share issuances pursuant to conversion of the AFT Convertible Note are provided for illustrative purposes only and if the AFT Acquisition is approved by the Company’s shareholders, the Company will be authorized to issue any and all shares of the Company’s common stock under the terms and conditions of AFT Convertible Note without limitation to a specific number of shares.

The AFT Acquisition Agreement contains a provision that the Company will close the QMT Acquisition (as defined below) at the same time as, or prior to, the closing of the AFT Acquisition, which may waived by PCC. In addition, since the shares of the Company’s common stock will be issued as consideration in connection with the acquisitions above the thresholds required for shareholder approval under the NASDAQ Rules, approval by the Company’s shareholders of the QMT Acquisition and the AFT Acquisition is required for the Company to complete these acquisitions.

Consummation of the transactions contemplated by the AFT Acquisition Agreement is conditional upon, among other matters: (i) settlement of all intercompany accounts between PCC, AFT and AFTE; (ii) completion of the QMT Acquisition; (iii) transfer of the Thixoforming Division to PCC; and (iv) AFT having available cash of $100,000 at closing. In addition to the closing conditions above, the AFT Acquisition Agreement and the related transaction agreements contain additional customary closing conditions. PCC, AFTE and the Company have agreed to covenants relating to, among others, publicity, certain tax matters, access to information, and the making of certain filings with governmental authorities.

On April 6, 2012, the Company entered into a Membership Interest Purchase Agreement (the “QMT Acquisition Agreement”) with Quadrant, QMT, Carret P.T., LP, and the QMT Sellers to purchase, among other things, all of the Membership Interests. Pursuant to the terms of the QMT Acquisition Agreement, the QMT Sellers will receive an aggregate of 7,857,898 shares of the Company’s common stock as the consideration in exchange for the transfer to the Company of 100% of all of the Membership Interests (the “QMT Acquisition” and, together with the AFT Acquisition, the “Acquisitions). Such consideration shall be equal to 4,029,691 shares of the Company’s common stock after giving effect to the Company’s proposed 1:1.95 Reverse Stock Split, as described in further detail below. The purchase price for such shares has been set at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

ARC Wireless Solutions, Inc.

Notes to Condensed Consolidated Financial Statements (Continued)

March 31, 2012 (Unaudited)

Under the QMT Acquisition Agreement, Carret P.T., LP will purchase from the Company 112,648 newly-issued shares of the Company’s common stock at a purchase price of $4.00 per share (equal to 57,768 shares of the Company’s common stock after giving effect to the proposed 1:1.95 Reverse Stock Split) in consideration for a cash investment in the Company of $450,594 by Carret P.T., LP. at $4.00 per share ($7.80 per share giving effect to the proposed 1-for-1.95 Reverse Stock Split).

The QMT Acquisition Agreement contains conditions to each party’s closing obligations, and includes the express condition that the Company receive approval from a majority of those disinterested shareholders present and voting on such proposal (in person or by proxy) at a meeting of shareholders at which at least a majority of all shares of the Company’s common stock are present for quorum purposes called prior to the closing of the QMT Acquisition. The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

In addition to the closing conditions above, (i) there must be not less than $250,000 cash in QMT accounts at closing and having non-cash working capital in amount equal to not less than 20% of the trailing twelve months’ net sales of the Company, as determined as of the most recent calendar month-end prior to the closing date; (ii) the Company shall have received the opinion of its financial advisor as to the fairness of the transaction from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Company and the Special Committee; and (iii) other customary closing conditions.

Prior to the closing, the QMT Acquisition Agreement may be terminated for the following reasons: (i) by the Company if the QMT Sellers or QMT has breached the QMT Acquisition Agreement; (ii) by the QMT Sellers, if the Company has breached the QMT Acquisition Agreement; (iii) by the QMT Sellers or the Company, if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination) however, as of June 25, 2012, and then again on July 13, 2012, each of the QMT Sellers and ARC agreed to waive this provision and extend such deadline until August 8, 2012; (iv) by the Company in connection with a situation in which a financially superior proposal is made by another party; or (v) by mutual written agreement of the QMT Sellers and the Company.

From the date of the QMT Acquisition Agreement to the date of closing or termination of the QMT Acquisition Agreement, the QMT Sellers and QMT are required to refrain from initiating, engaging or entering into a different agreement to engage in a transaction concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving QMT or any subsidiary (an “Alternate Transaction”). However, the Company is expressly entitled to initiate, solicit or encourage or otherwise facilitate an Alternate Transaction with any party concerning an Alternate Transaction involving the Company, and may, subject to delivery of certain required notices, terminate the QMT Acquisition Agreement and enter into an alternative transaction which the Special Committee believes in good faith to be a “Superior Proposal” as defined in the QMT Acquisition Agreement, giving full consideration to the potentially negative effect such alternative transaction may have on the AFT Acquisition.

The QMT Acquisition Agreement also contains a condition that if the Company is required to file an application pertaining to the continuation of listing for trading of its securities on NASDAQ or other national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application such that the Company’s common stock must remain eligible and qualified for trading on at least one national securities exchange immediately following the closing date and free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.  The Company has received notification from NASDAQ that a new listing application is required in connection with the Acquisitions and the Company has initiated the new listing application procedures.

CONSOLIDATED FINANCIAL STATEMENTS

OF ARC WIRELESS SOLUTIONS, INC.

December 31, 2011 and 2010 (Audited)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Proxy Statement of ARC Wireless Solutions, Inc. of our report dated March 14, 2012 relating to our audit of the consolidated financial statements, which appear in the Annual Report on Form 10-K of ARC Wireless Solutions, Inc. for the year ended December 31, 2011. We also consent to the inclusion of our report in this Proxy Statement.

Hein & Associates LLP

Denver, Colorado

July 16, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

ARC Wireless Solutions, Inc.

Denver, Colorado

We have audited the accompanying consolidated balance sheets of ARC Wireless Solutions, Inc. and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholders’ equity, and cash flows for the years then ended. Our audits also included the consolidated financial statement schedule of ARC Wireless Solutions, Inc. listed in Item 15. These consolidated financial statements and the consolidated financial statement schedule, are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have , nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ARC Wireless Solutions, Inc. and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related consolidated financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Hein & Associates LLP

Denver, Colorado
March 14, 2012

ARC Wireless Solutions, Inc.

Consolidated Balance Sheets

(in thousands, except for share and per share amounts) (audited)

	December 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$11,048	$11,643
Accounts receivable – trade, net	740	385
Inventory, net	185	548
Other current assets	17	29
Total current assets	11,990	12,605

Property and equipment, net	227	272

Other assets:
Intangible assets, net	116	114
Deposits	7	2
Total assets	$12,340	$12,993

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$293	$212
Accrued severance (Note 10)
Accrued expenses	362	404
Current portion of capital lease obligations	49	95
Total current liabilities	704	711

Capital lease obligations, less current portion	-	-
Total liabilities	704	711

Commitments (Notes 8, 10 and 12)
Stockholders’ equity:
Preferred stock, $.001 par value, 2,000,000 authorized, none issued and outstanding	-	-
Common stock, $.0005 par value, 250,000,000 authorized, 3,091,000 issued and outstanding in 2011 and 2010, respectively	2	2
Additional paid-in capital	20,798	20,798
Accumulated deficit	(9,164)	(8,518)
Total stockholders’ equity	11,636	12,282
Total liabilities and stockholders’ equity	$12,340	$12,993

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Consolidated Statements of Operations

(in thousands, except for share and per share amounts) (audited)

	Years Ended December 31,
	2011	2010

Sales, net	$3,313	$3,966
Cost of sales	2,137	2,526
Gross Profit	1,176	1,440

Operating expenses
Selling, general and administrative	1,860	1,954
Loss from operations	(684)	(514)

Other Income (expense)
Interest expense	-	(3)
Other income	38	65
Total other income	38	62

Net loss	$(646)	$(452)

Net loss per share, basic and diluted	$(.21)	$(.14)
Weighted average shares, basic	3,091,000	3,091,000
Weighted average shares, diluted	3,091,000	3,091,000

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Consolidated Statements of Changes in Stockholders’ Equity

(in thousands) (audited)

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit
Balances, January 1, 2010	3,091	$2	$20,767	$(8,066)
Share based compensation			31
Net loss				(452)
Balances, December 31, 2010	3,091	$2	$20,798	$(8,518)
Share based compensation			-
Net loss				(646)
Balances, December 31, 2011	3,091	$2	$20,798	$(9,164)

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Consolidated Statements of Cash Flows

(in thousands) (audited)

	Years Ended December 31,
	2011	2010

Operating activities
Net loss	$(646)	$(452)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	184	198
Non-cash stock compensation	-	31
Changes in operating assets and liabilities:
Accounts receivable, trade	(355)	91
Inventory	363	471
Prepaids and other current assets	12	7
Other assets	(5)	50
Accounts payable and accrued severance expenses	39	(406)
Net cash used in operating activities	(408)	(10)

Investing activities
Patent acquisition costs	(14)	(12)
Purchase of plant and equipment	(127)	(92)
Net cash used in investing activities, continuing operations	(141)	(104)

Financing activities
Net repayment of line of credit and capital lease obligations	(46)	(28)
Net cash used in financing activities	(46)	(28)

Net decrease in cash	(595)	(142)
Cash and cash equivalents, beginning of year	11,643	11,785
Cash and cash equivalents, end of year	11,048	11,643

Supplemental cash flow information:
Cash paid for interest	-	$3

See accompanying notes to consolidated financial statements.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010 (Audited)

1. Organization and Summary of Significant Accounting Policies

Organization

The Company (NASDAQ: ARCW) was organized under the laws of the State of Utah on September 30, 1987 and is a provider of wireless network component and wireless network solutions.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of ARC Wireless Solutions, Inc. ("ARC"), and its wholly-owned subsidiary corporations, Starworks Wireless Inc. ("Starworks” or “Kit"), ARC Wireless Hong Kong Limited ("ARCHK"), ARC Wireless, LLC ("ARC LLC") and ARC Wireless Ltd ("ARC Ltd"). All material intercompany accounts, transactions, and profits have been eliminated in consolidation. In 2010 management determined ARCHK, our wholly-owned subsidiary, was no longer necessary and operations were terminated. ARCHK primarily managed our own China production operations which was no longer required when we transitioned to RIL during the third quarter of 2010.

Basis of Presentation

We have experienced recurring losses, and have accumulated a deficit of approximately $9.2 million since inception in 1989. There can be no assurance that we will achieve the desired result of net income and positive cash flow from operations in future years. Management believes that current working capital will be sufficient to allow us to maintain our operations through December 31, 2012 and the foreseeable future.

Use of Estimates

The preparation of our consolidated financial statements in accordance with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. We regularly have cash balances in excess of federally insured amounts.

Fair Value of Financial Instruments

Our short-term financial instruments consist of cash, money market accounts, accounts receivable, and accounts payable and accrued expenses. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities. Financial instruments that potentially subject us to a concentration of credit risk consist principally of cash and accounts receivable. We do not hold or issue financial instruments for trading purposes nor do we hold or issue interest rate or leveraged derivative financial instruments.

Accounts Receivable

Trade receivables consist of uncollateralized customer obligations due under normal trade terms requiring payment usually within 30 days of the invoice date. Management reviews trade receivables periodically and reduces the carrying amount by a valuation allowance that reflects management's best estimate of the amount that may not be collectible. The allowance for doubtful accounts was $0 at December 31, 2011 and 2010, respectively.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

Inventory

Inventory is valued at the lower of cost or market using standard costs that approximate average cost. Inventories are reviewed periodically and items considered to be slow-moving or obsolete are reduced to estimated net realizable value through an appropriate reserve. At December 31, 2011, the inventory reserve was $133 thousand and was applicable to finished goods. Inventory, which includes allocated overhead, consists of the following at December 31 (in thousands):

	2011	2010
Raw materials	$60	$58
Work in progress	-	-
Finished goods	258	547
	318	605
Inventory reserve	(133)	(64)
Net inventory	$185	$541

Property and Equipment

Property and equipment are stated at acquired cost. We use the straight-line method over estimated useful lives of three to seven years to compute depreciation for financial reporting purposes and accelerated methods for income tax purposes. Leasehold improvements and leased equipment are amortized over the lesser of the estimated useful lives or over the term of the leases. Upon sale or retirement, the cost and related accumulated depreciation of disposed assets are eliminated from the respective accounts and the resulting gain or loss is included in the statements of operations. Property and equipment consist of the following at December 31 (in thousands):

	2011	2010
Machinery and equipment	$1,828	$1,713
Computer equipment and software	547	541
Furniture and fixtures	173	170
Leasehold improvements	50	48
	2,598	2,472
Accumulated depreciation	(2,371)	(2,200)
	$227	$272

Depreciation expense, which includes amortization of fixed assets acquired through capital leases, amounted to $172 thousand and $178 thousand during the years ended December 31, 2011 and 2010, respectively.

Long-lived Assets

The carrying value of long-lived assets are reviewed annually; if at any time the facts or circumstances at any of our individual subsidiaries indicate impairment of long-lived asset values, as a result of a continual decline in performance or as a result of fundamental changes in a subsidiary's market, a determination is made as to whether the carrying value of the property's long-lived assets exceeds estimated realizable value. Long-lived assets consist primarily of Property and Equipment. No impairment was determined as of December 31, 2011.

Intangible Assets

Intangible assets consist principally of purchased intangible assets. Purchased intangible assets include developed technology, trademarks and trade names. Intangible assets are being amortized using the straight-line method over estimated useful lives ranging from 5 to 15 years. We periodically evaluate the carrying value of intangible assets, to be held and used, for potential impairment. The carrying value of intangible assets, to be held and used, is considered impaired when the carrying value is not recoverable from undiscounted future cash flows and the fair value of the asset is less than its carrying value. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

(in thousands)	2011	2010

Patents	$339	$325
Accumulated amortization	(223)	(211)
Intangible assets, net	$116	$114

Patent costs are stated at cost and amortized over ten years using the straight-line method. Patent amortization expense amounted to $12 thousand and $20 thousand for the years ended December 31, 2011 and 2010, respectively.

Estimated future patent amortization expense for the next five years as of December 31, 2011 is as follows (in thousands):

Years	Amount
2012	$9
2013	7
2014	5
2015	4
2016	4
Thereafter	87
$116

Revenue Recognition

Revenue is recorded when goods are shipped. We have established reserves for anticipated sales returns based on historical return percentages as well as specific identification and reserve of potential problem accounts. We have several major commercial customers who incorporate our products into other manufactured goods, and returns from these customers have not been significant. Additionally, returns related to retail sales have been immaterial and within management’s expectations.

Shipping and Handling Costs

We classify shipping and handling costs as a component of cost of sales.

Research and Development

Research and development costs are charged to expense as incurred. Such expenses were $428 thousand and $314 thousand, respectively, for the years ended December 31, 2011 and 2010.

Product Warranty

Our vendors generally warrant the products distributed by us and allow us to return defective products, including those that have been returned to us by our customers. We do not independently warrant the products we distribute. We do warranty products we manufacture but do not record a provision for estimated warranty costs at the time of the sale. Periodically we review and adjust the provision to reflect current warranty experience. Warranty expense was not material to our consolidated statements of operations for the years ended December 31, 2011 and 2010.

Income Taxes

We account for income taxes by establishing deferred tax assets and liabilities for any temporary differences between the financial reporting basis and the tax basis of our assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The current and deferred tax provision is allocated among the members of the consolidated group on the separate income tax return basis.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

We also account for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized. Upon the adoption of ASC 740, we had no unrecognized tax positions. During the year ended December 31, 2011, we recognized no adjustments for uncertain tax positions.

We recognize interest and penalties related to uncertain tax positions in income tax expense. No interest and penalties related to uncertain tax positions were accrued at December 31, 2011.

Reclassifications

Certain balances in the prior year consolidated financial statements have been reclassified in order to conform to the current year presentation. The reclassifications had no effect on financial condition, gross profit, loss from operations or net loss.

Stock Based Compensation

We account for share-based payments and, accordingly, record compensation expense for share-based awards based upon an assessment of the grant date fair value for stock options and restricted stock awards.

Stock compensation expense for stock options is recognized on a straight-line basis over the vesting period of the award. We account for stock options as equity awards.

The following table summarizes share-based compensation expense recorded in general and administrative expenses during each period presented, in thousands:

	Years Ended December 31,
	2011	2010
Stock options	$-	$31
Total share-based compensation expense	$-	$31

Stock option activity was as follows:

	Number of	Weighted Average
	Shares	Exercise Price ($)
Balance at December 31, 2009	40,000	$5.40
Granted	-
Exercised	-
Forfeited or expired	-
Balance at December 31, 2010	40,000	$5.40
Granted
Exercised
Forfeited or expired	(40,000)	$5.40
Balance at December 31, 2011	-

No options were exercised during the years ended December 31, 2011 and 2010.

No options were issued in 2011 or 2010.

Net Loss Per Common Share

Basic earnings per share ("EPS") includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of the entity.

For the years ended December 31, 2010, we incurred a net loss, and stock options totaling 40,000 were not included in the computation of diluted loss per share because their effect was anti-dilutive.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

The following table represents a reconciliation of the shares used to calculate basic and diluted earnings per share for the respective periods indicated (in thousands, except per share amounts):

	2011			2010
	Net Loss	Weighted-	Per	Net Loss	Weighted-	Per
	Attributed to	Average	Share	Attributed to	Average	Share
	Common Stock	Shares	Loss	Common Stock	Shares	Loss
Basic and Diluted EPS
Net Loss	$(646)	3,091	$(.21)	$(452)	3,091	$(.15)
Effect of dilutive securities
Employee stock options	-	-	-
Common stock warrants	-	-	-
Dilutive earnings per share	$(646)	3,091	$(.21)	$(452)	3,091	$(.15)

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") No. 2011-04, Fair Value Measurement (ASC Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS"). Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. To improve consistency in application across jurisdictions some changes in wording are necessary to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. The ASU also provides for certain changes in current GAAP disclosure requirements, for example with respect to the measurement of level 3 assets and for measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity. The amendments in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In May 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (ASC Topic 220) — Presentation of Comprehensive Income. The amendments from this update will result in more converged guidance on how comprehensive income is presented under both U.S. GAAP and IFRS. With this update to ASC 220, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income, nor does it affect how earnings per share is calculated or presented. Current U.S. GAAP allows reporting entities three alternatives for presenting other comprehensive income and its components in financial statements. One of those presentation options is to present the components of other comprehensive income as part of the statement of changes in stockholders equity. This update eliminates that option. The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance is not anticipated to have a material impact on our consolidated financial position, results of operations or cash flows.

In September 2011, the FASB issued amendments to the goodwill impairment guidance which provides an option for companies to use a qualitative approach to test goodwill for impairment if certain conditions are met. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (early adoption is permitted). The implementation of amended accounting guidance is not expected to have a material impact on our consolidated financial position and results of operations.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

2. Stockholders’ Equity

We have authorized preferred shares which may be issued in such series and preferences as authorized by the Board of Directors. The number of shares of our common stock authorized is 250 million shares and the number of shares of our preferred stock authorized is 2 million shares.

The 2007 Stock Incentive Plan ("the 2007 Plan") was approved by the Board of Directors in August 2007 and was also approved by the shareholders in September 2007. The 2007 Plan provides that no more than 300,000 shares of our common stock may be issued for awards. If there is any change in our common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board, or any Option Committee, shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2007 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; (v) that are subject to any outstanding award; and (vi) the price of each security.

The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan.

No options were granted in 2011 or 2010 from the 2007 Plan. As of December 31, 2011, all stock incentive grants under the 2007 Plan had terminated and our Board of Directors has determined that no further awards will be made under the 2007 Plan.

3. Income Taxes

We record the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Income tax credits are used to reduce the provision for income taxes in the year in which such credits are allowed for tax purposes. Deferred taxes are provided to reflect the income tax effects of amounts included for financial purposes in different periods than for tax purposes, principally valuation allowances for inventory and trade receivables for financial reporting purposes and accelerated depreciation for income tax purposes. We had no income tax expense or benefit for the years ended December 31, 2011 and 2010.

As a result of net losses for the years ended December 31, 2011 and 2010, management believes a valuation allowance on our deferred tax assets is necessary. The components of the deferred taxes asset as of December 31 are as follows (in thousands):

	2011	2010
Deferred tax assets (liabilities) (current):
Inventory reserve	$50	$24
Bad debt reserves	-	-
	$50	$24
Deferred tax assets (liabilities) (long-term):
Net operating loss carry-forwards	$2,034	$1,838
Property and equipment	29	7
Intangibles	10	14
	2,073	1,859
Deferred tax assets	2,123	1,883
Valuation allowance	(2,123)	(1,883)
Net deferred tax assets	$-	$-

As of December 31, 2011, we had total net operating loss carry-forwards of approximately $5.4 million which will begin expiring in 2023.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

A reconciliation of federal income taxes computed by multiplying pretax net loss by the statutory rate to the provision for income taxes is as follows for the years ended December 31 (in thousands):

	2011	2010
Tax benefit computed at statutory rate	$(226)	$(158)
State income tax (benefit)	(17)	(12)
Valuation allowance	240	157
Effect of permanent differences and other	3	13
Provision for income taxes (benefit)	$-	$-

As of December 31, 2011 and 2010, an evaluation of the allowance determined that it was more likely than not that the net operating loss asset may not be realized, and therefore a valuation allowance for the full amount was recorded.

We also evaluate the effect of de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition related to uncertain tax positions. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards. We have no liabilities for unrecognized tax benefits, and, have recorded no additional interest or penalties.

Our policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2011 and 2010, we did not recognize any interest or penalties in our consolidated statement of operations, nor did we have any interest or penalties accrued in our consolidated balance sheet at December 31, 2011 and 2010 relating to unrecognized tax benefits.

The tax years 2008-2011 remain open to examination for federal and state income tax purposes and by the other major taxing jurisdictions to which we are subject.

4. Sales to Major Customers

We had sales to one customer in 2011 and 2010 that represented approximately 29% and 23%, respectively, of our annual sales The concentration of our business with a relatively small number of customers may expose us to a material adverse effect if one or more of these large customers were to experience financial difficulty or were to cease being a customer for non-financial related issues. At December 31, 2011 two customers represented approximately 62% of our net trade accounts receivable. At December 31, 2010 one customer represented approximately 28% of our net trade accounts receivable.

5. Significant Suppliers

With regard to operations during 2011 and 2010 we purchased a majority of our product from three vendors all located in China. The loss of any of these vendors could have a material adverse impact on our operations.

6. Leasing Activities

We lease our facilities under non-cancellable operating leases through July 2012. Minimum future rentals payable under the leases are as follows (in thousands):

2012	$19
Total	$19

Rent expense was $34 thousand and $160 thousand for the years ended December 31, 2010 and 2009, respectively.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

Property and equipment included the following amounts for leases that have been capitalized at December 31, 2011 and December 31, 2010 (in thousands).

	2011	2010

Machinery and Equipment	$255	$255
Computers and Software	222	222
Furniture and Fixtures	13	13
	490	490
Less: accumulated amortization	(389)	(389)
	$101	$101

No amortization was recorded in 2011 and 2010 since these assets were taken out of service.

7. Defined Contribution Plan

In November 1999, the Board of Directors approved the establishment of the Antennas America, Inc. 401(k) Plan (the “Plan”) for employee contributions effective January 1, 2000. The name of the Plan was subsequently changed to the ARC Wireless Solutions, Inc. 401(k) Plan. The Plan allows for discretionary matching in company common stock of employee contributions by the company if we have a profit for the preceding year. Effective January 1, 2007 the Plan was amended to elect a Safe Harbor Contribution of 3% of a participant’s compensation. For the years ended December 31, 2011 and 2010 our Safe Harbor Contributions were $7 thousand and $15 thousand, respectively.

8. Commitments

Purchase obligations include agreements to purchase goods or services that are enforceable and legally binding and that specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum or variable price provisions; and the approximate timing of the transaction. Purchase obligations exclude agreements that are cancelable without penalty. At December 31, 2011, there were no non-cancellable purchase obligations.

9. Segment Information

ASC 280, Segment Reporting, requires that we disclose certain information about its our operating segments where operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Generally, financial information is required to be reported on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. Our activities of design, distributing and manufacturing are managed and evaluated by management as one operation.

In 2010 management determined ARCHK, our wholly-owned subsidiary, was no longer necessary and operations were terminated. ARCHK primarily managed our own China production operations and generated no separate revenues, which was no longer required when we transitioned to RIL during the third quarter of 2010.

Direct export sales to customers outside North America were approximately 31% and 26% of our sales for the fiscal year ended December 31, 2011 and 2010, respectively.

10. Related Party Transaction

On January 23, 2009 we entered into the Advisory Agreement with Quadrant. Quadrant is under common control with Brean Murray Carret Group, Inc., an organization that beneficially owns 1,121,354, or 36.3%, of the Company’s common stock. Mr. Young, the Chairman of the Company’s Board of Directors, and Mr. Deinard, our Interim Chief Executive Officer, are each Managing Directors at Quadrant Management, Inc. Pursuant to the Advisory Agreement, Quadrant will provide the Company financial advisory and business consulting services, including restructuring services.

ARC Wireless Solutions, Inc.

Notes to Consolidated Financial Statements (Continued)

December 31, 2011 and 2010 (Audited)

Pursuant to the Agreement, the Advisor will provide to ARC financial advisory and business consulting services, including restructuring services. In consideration for the restructuring services which have been provided by the Advisor since November 2008 and for the ongoing services to be provided, ARC has agreed to pay the following: 1) an initial cash fee of $250 thousand which was paid upon signing the Agreement in January 2009; 2) during 2009, ARC will pay an annual fee of the greater of (i) $250 thousand or (ii) 20% of any increase in reported earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items ("EBITDA") for the current financial year over preceding year, or (iii) 20% of reported EBITDA for the current financial year, and; 3) all reasonable out-of-pocket expenses incurred by Advisor in performing services under the Agreement. Total expenses accrued for the years ended December 31, 2011 and 2010 were $250 thousand for each year, respectively. The $250 thousand fee for 2011 accrued at December 31, 2011 and was paid in 2012 and the 2010 fee of $250 thousand included in accrued expenses at December 31, 2010 and was paid in 2011. The Agreement will expire on December 31, 2013.

During the third quarter of 2010, we began utilizing the manufacturing, product sourcing, and outsourcing services of Rainbow Industrial Limited (“RIL”) which is based in China.  RIL is wholly owned by an affiliate of Quadrant Management, Inc., which is affiliated with us and our Chief Executive Officer. We purchase goods and services from RIL valued at approximately $150 thousand per month; however the actual dollar amount can vary significantly with normal fluctuations in business activity.

In our 2010 Third Quarter Form 10-Q report, as a Subsequent Event, we announced we sold all of our Raw Material Inventory to RIL in October 2010.  Subsequent to this sale we realized some of the Raw Material Inventory would not be used within the next few months to produce finished goods and therefore we purchased approximately $30,000 of this ARC China Raw Material inventory back to be held on our books until a later date.  Both the sale and re-purchase of Raw Material occurred during the Fourth Quarter of 2010. As of December, 2011 we have ceased all operations at RIL and now manufacture exclusively through third party contract manufacturers in China. In January 2012 we recorded a one time charge of $53,272.00 relating to the relocation of our production activities.

11. Subsequent Events

Management has evaluated the impact of events occurring after December 31, 2011 up to the date of issuance of these consolidated financial statements. These statements contain all necessary adjustments and disclosures resulting from that evaluation.

Sensitivity Analysis of ARC Wireless Solutions, Inc. Shares Issued in Consideration for Acquisition of Quadrant Metals Technologies, LLC

Shares To Be Issued	7,857,898

Shares To Be Issued (after giving effect to proposed 1:1.95 reverse stock split)	4,029,691

	Hypothetical Price Per Share (1)	Hypothetical Price Per Share (after giving effect to proposed 1:1.95 reverse stock split)	Value of Acquisition Consideration Based on Hypothetical Share Price
	$1.00	$1.95	$7,857,898
	$2.00	$3.90	$15,715,796
52 week low	$2.69	$5.25	$21,137,746
As of Jun-27-2012 close	$2.95	$5.75	$23,180,799
	$3.00	$5.85	$23,573,694
52 week high	$3.80	$7.41	$29,860,012
QMT Valuation	$4.00	$7.80	$31,431,592
	$5.00	$9.75	$39,289,490
	$5.71	$11.13	$44,868,598
	$6.00	$11.70	$47,147,388
	$7.00	$13.65	$55,005,286
	$8.00	$15.60	$62,863,184
	$9.00	$17.55	$70,721,082
	$10.00	$19.50	$78,578,980

(1) Actual trading prices of ARC's stock may be materially greater than the maximum or less than the minimum of the range presented here. The actual closing trading price of the common stock of ARC Wireless Solutions, Inc. on June 27, 2012 was $2.95. As such, the $4.00 price per share agreed upon by the sellers of QMT represents a per share value for ARC which is approximately 36% over the recent ARC publicly traded value.

ARC WIRELESS SOLUTIONS, INC.
PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

INTRODUCTION TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

The Unaudited Pro Forma Consolidated Balance Sheet combines the historical consolidated balance sheet of ARC Wireless Solutions, Inc. (ARC) as of March 31, 2012 and the historical consolidated balance sheet of Quadrant Metal Technologies LLC (QMT) as of March 31, 2012, and the historical combined balance sheet of Advanced Forming Technology (AFT) as of March 31, 2012, giving effect to the acquisition as if it had occurred April 1, 2011.  The Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 2012 combines the historical consolidated statement of operations of ARC for the year ended March 31, 2012, QMT and AFT for the twelve months ended March 31, 2012 as if the merger had occurred on April 1, 2011.  Adjustments have been made to conform QMT and AFT’s balance sheet and statement of operations to ARC fiscal year end. No pro forma effects have been given to any operational or other synergies that may be realized from the acquisitions.

The share exchange is being accounted for as a “reverse acquisition,” even though the Board of Directors and management team, after the exchange, are comprised of ARC’s management team. However, the QMT shareholders will own the majority of the outstanding shares of the Company’s capital stock immediately following the transaction; therefore QMT is deemed to be the acquirer of ARC in the reverse acquisition.

The unaudited pro forma consolidated financial information is based on the estimates and assumptions described in the notes to the unaudited pro forma consolidated financial statements.  The unaudited pro forma consolidated financial information has been prepared using the purchase method of accounting in which the total cost of the acquisitions are allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of the acquisitions.  This allocation has been done on a preliminary basis and is subject to change pending final determination of fair values for the acquired assets and assumed liabilities and a final analysis of the total purchase price paid, including direct costs of the acquisitions. The adjustments included in the unaudited pro forma consolidated financial information represent the preliminary determination of such adjustments based upon currently available information.  Accordingly, the actual fair value of the assets acquired, liabilities assumed and the related adjustments may differ from those reflected in this Proxy Statement.  ARC expects to finalize the purchase price allocations within one year of the date of the acquisitions.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that might have been achieved had the transaction occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position.  These pro forma amounts do not, therefore, project ARC’s financial position or results of operations for any future date or period.  The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and the related notes thereto of ARC,  which are included in its Annual Report on Form 10-K, as well as other financial information included elsewhere in this Proxy.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2012

 (in thousands except share count and per share amounts)

	ARC Wireless Solutions, Inc.	Quadrant Metals Technologies LLC	Advanced Forming Technology	Pro Forma Adjustments		ARC Wireless Solutions, Inc.Pro Forma
	(Historical)	(Historical)	(Historical)
ASSETS
Current Assets:

Cash and cash equivalents	$11,083	$3,622	$971	$(13,221)	A,B,C,D	$2,455
Accounts receivable, net	649	3,487	6,076	–		10,212
Inventories, net	726	4,183	5,969	–		10,878
Income tax receivable	–	–	272	(272)	F	–
Deferred income taxes	–	–	183	(183)	F	–
Due from related party	–	–	–	–		–
Prepaid and other current assets	56	407	429	–		892

Total current assets	12,514	11,699	13,900	(13,676)		24,437

Property and Equipment, net	267	4,648	20,044	–		24,959

Long-Term Assets:
Goodwill	–	6,964	12,387	14,896	E,F	34,247
Intangible assets	116	–	12	–		128
Due from related party	–	401	26,824	(26,824)	F	401
Other	6	287	–	–		293

Total long-term assets	122	7,652	39,223	(11,928)		35,069

Total Assets	$12,903	$23,999	$73,167	$(25,604)		$84,465

See accompanying notes to these unaudited pro forma consolidated financial statements.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2012

(in thousands except share count and per share amounts)

(continued)

	ARC Wireless Solutions, Inc.	Quadrant Metals Technologies LLC	Advanced Forming Technology	Pro Forma Adjustments		ARC Wireless Solutions, Inc. Pro Forma
	(Historical)	(Historical)	(Historical)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$–	$1,410	$–	$(1,410)	E	$–
Accounts payable	1,364	824	3,976	–		6,164
Accrued expenses	149	696	1,036	–		1,881
Due to related party	–	300	–	–		300
Deferred income	–	108	–	–		108
Current portion of capital lease obligations	32	–	–	–		32
Total current liabilities	1,545	3,338	5,012	(1,410)		8,485
Long-Term Liabilities:
Deferred taxes	–	–	923	(923)	F	–
Long-term debt	–	5,767	–	36,833	B,C,E	42,600
Due to related party	–	–	–	–		–
Total long-term liabilities	–	5,767	923	35,910		42,600
Total Liabilities	1,545	9,105	5,935	34,500		51,085
Stockholders’ Equity:
Preferred stock, $0.001 par value, 2,000,000 authorized, none issued and outstanding	–	–	–	–		–
Common stock, $0.005 par value, 250,000,000 shares authorized, 3,091,000 shares issued and outstanding	2	–	–	4	A	6
Additional paid-in capital	20,798	13,863	22,494	(22,244)	A,E,F,J	34,911
Accumulated earning/deficit	(9,442)	–	43,110	(36,236)	K	(2,568)
Accumulated other comprehensive income	–	–	1,628	(1,628)	F	–
Total Stockholders’ Equity	11,358	13,863	67,232	(60,104)		32,349
Non-Controlling Interest	–	1,031	–	–		1,031
	11,358	14,894	67,232	(60,104)		33,380
Total Liabilities and Stockholders’ Equity	$12,903	$23,999	$73,167	$(25,604)		$84,465
Shares Outstanding	3,091,000	–	–	2,581,000	A,I	5,672,000

See accompanying notes to these unaudited pro forma consolidated financial statements.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED MARCH 31, 2012

(in thousands except share count and per share amounts)

	ARC Wireless Solutions, Inc.	Quadrant Metals Technologies LLC	Advanced Forming Technology	Pro Forma Adjustments		ARC Wireless Solutions, Inc. Pro Forma
	(Historical)	(Historical)	(Historical)

Sales, net	$3,419	$29,568	$33,692	$–		$66,679
Cost of sales	2,097	18,259	28,325	–		48,681
Gross Profit	1,322	11,309	5,367	–		17,998
Operating Expense:
Selling, general and administrative	1,967	6,739	3,277	1,684	G	13,667
Merger expenses	159	–	–	–		159
Income (Loss) from Operations	(804)	4,570	2,090	(1,684)		4,172
Other Income (Expense):
Other income (expense)	(7)	148	–	–		141
Interest expense, net	–	(479)	13	(800)	H	(1,266)
Total other income (expense)	(7)	(331)	13	(800)		(1,125)
Income (Loss) before Income Taxes	(811)	4,239	2,103	(2,484)		3,047
Current income tax expense	–	–	(76)	76	F	–
Deferred income tax benefit	–	–	160	(160)	F	–
Net Income (Loss)	(811)	4,239	2,187	(2,568)		3,047
Net Income (Loss) Attributable to Non-Controlling Interest	–	–	–	–		–
Net Income (Loss)	$(811)	$4,239	$2,187	($2,568)		$3,047
Net Income (Loss) per Common Share from Continuing Operations:
Basic and diluted	$(0.03)	$–	$–	$–		$0.05
Diluted	$(0.03)	$–	$–	$–		$0.05
Weighted Average Common Shares Outstanding:
Basic and diluted	3,091,000	–	–	2,581,000	A,I	5,672,000

See accompanying notes to these unaudited pro forma consolidated financial statements.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation:

On April 6, ARC Wireless Solutions, Inc. (ARC) entered into separate, definitive purchase and sale agreements to acquire Quadrant Metal Technologies LLC (QMT) and Advanced Forming Technology (AFT). The QMT purchase price is to be paid through the issuance of ARC common stock. The AFT purchase price is approximately $43,000,000 and is to be paid in cash and issuance of convertible notes. The effective date of the acquisitions is expected to occur in August 2012, with any final purchase price adjustments calculated at that time.

The share exchange is being accounted for as a “reverse acquisition,” even though the Board of Directors and management team, after the exchange, are comprised of ARC’s management team. However, the QMT shareholders will own the majority of the outstanding shares of the Company’s capital stock immediately following the transaction; therefore QMT is deemed to be the acquirer of ARC in the reverse acquisition.

The Unaudited Pro Forma Consolidated Balance Sheet combines the historical consolidated balance sheets of ARC, QMT and AFT as of March 31, 2012, giving effect to the acquisition as if it had occurred April 1, 2011.  The Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 2012 combines the historical consolidated statements of operations of ARC, QMT and AFT for the year ended March 31, 2012, as if the merger had occurred on April 1, 2011.  Adjustments have been made to conform QMT and AFT’s balance sheet and statement of operations to ARC fiscal year end. No pro forma effects have been given to any operational or other synergies that may be realized from the acquisitions.

The unaudited pro forma consolidated financial information is based on the estimates and assumptions described in the notes to the unaudited pro forma consolidated financial statements.  The unaudited pro forma consolidated financial information has been prepared using the purchase method of accounting in which the total cost of the acquisitions are allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of the acquisitions.  This allocation has been done on a preliminary basis and is subject to change pending final determination of fair values for the acquired assets and assumed liabilities and a final analysis of the total purchase price paid, including direct costs of the acquisitions. The adjustments included in the unaudited pro forma consolidated financial information represent the preliminary determination of such adjustments based upon currently available information.  Accordingly, the actual fair value of the assets acquired, liabilities assumed and the related adjustments may differ from those reflected in this Proxy Statement.  ARC expects to finalize the purchase price allocations within one year of the date of the acquisitions.

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

2.	Pro Forma Adjustments to the Consolidated Balance Sheet and Consolidated Statement of Operations:

A	Reflects the value of 7,857,899 shares of ARC’s common stock issued for the reverse merger of ARC by QMT valued at the current market price as of the close of business July 2, 2012 of $2.96 per share for a total value of $23,259,381. Also, 112,135 shares of ARC’s common stock issued for $4 per share for cash for total value of $448,541. The issuance of stock is reflected as an allocation of $4 to common stock and $23,255 to additional paid in capital.

B	Reflects the loan of $25,000,000 for the funding of the AFT Acquisition.

C	Reflects $17,600,000 in 5 year subordinated convertible notes. The notes can be converted (principle and interest value) based on a 30 day volume-weighted average trading price. The conversion may only occur if the portion of the notes converted (including amounts previously converted) convert into less than 10% of the outstanding common stock and the Company’s equity value is at least $176 million as disclosed in the most recent financial statements filed with the U.S. Securities and Exchange Commission. No discount on the notes has been recorded in these pro forma financial statements.

D	Cash paid for the acquisition of AFT; $25,400,000. Total change in cash consists of:

Cash paid for AFT	$(25,400)
Quadrant fees paid by ARC	(1,600)
Cash borrowings under new debt agreement	25,000
Payoff of old debt of QMT	(7,177)
Cash not received from QMT or AFT	(4,492)
Stock issued for cash	448

Total estimated (uses) of cash	$(13,221)

E	To record the assets and liabilities for the reverse merger of ARC by QMT:

Purchase price	$23,259

Less fair value of assets acquired:
Cash and cash equivalents	11,083
Accounts receivable, net	649
Inventories, net	726
Prepaid and other current assets	56
Property and equipment, net	267
Intangible assets	116
Other	6

Fair value of liabilities assumed:
Accounts payable	(1,364)
Accrued expenses	(149)
Due to related party, short-term	–
Deferred income	–
Current portion of capital lease	(32)
Non-controlling interest	–
Fair value of net assets acquired	11,358

Goodwill resulting from the acquisition	$11,901

ARC WIRELESS SOLUTIONS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

F           To record the assets and liabilities purchased in the acquisition of AFT:

Purchase price	$43,000

Less fair value of assets acquired:
Cash and cash equivalents	100
Accounts receivable, net	6,076
Inventories, net	5,969
Prepaid and other current assets	429
Property and equipment, net	20,044
Other	12

Fair value of liabilities assumed:
Accounts payable	(3,976)
Accrued expenses	(1,036)
Fair value of net assets acquired	27,618

Goodwill resulting from the acquisition	$15,382

G	Professional and consulting fees of $1,640,000 incurred for the acquisitions.

H	Interest expense on the $25,000,000 loan and $17,600,000 convertible notes.

I	Effect of a 1:1.95 reverse stock split.

J	Changes in Additional paid in capital consists of the following:

Purchase allocation write-off of AFT balance	$(22,494)
Purchase allocation write-off of ARC balance	(20,798)
Stock issued for cash	448
Stock issued for ARC acquisition	23,255
Distribution of QMT cash to shareholders	(3,622)
Other	967

Total change in Additional paid in capital	$(22,244)

K Changes in Accumulated earnings/deficit consist of the following:

Purchase allocation write-off of AFT balance	$(43,110)
Purchase allocation write-off of ARC balance	9,442
Additional expenses per
Pro Forma Income statement	(2,568)
Total changes in Accumulated earnings/deficit	$(36,236)

Quadrant Metals Technologies LLC

Reviewed Financial Statements

For the 9 Months Ending March 31, 2012

(unaudited)

Dreggors, Rigsby & Teal, p.a.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

Quadrant Metals Technologies LLC

DeLand, FL

We have reviewed the accompanying balance sheet of Quadrant Metals Technologies LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made primarily for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements in order for them to be in conformity generally accepted accounting principles. The supplementary information included in the consolidating financial statements is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements. We did not become aware of any material modifications that should be made to such information.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

June 6, 2012

"Providing valued financial services for your personal and business needs."

CONSOLIDATED FINANCIAL STATEMENTS OF QMT

Quadrant Metals Technologies LLC

Consolidated Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$3,621,809
Accounts Receivable, Net of Allowance for Doubtful Accounts	3,487,094
Inventory	4,183,126
Prepaid Expenses and Other Assets	407,278
Total Current Assets	11,699,307

Plant and Equipment, Net of Accumulated Depreciation	4,648,007

Long-Term Assets
Goodwill	6,963,796
Due from Related Party	401,002
Other Long-Term Assets	287,220
Total Long-Term Assets	7,652,018

Total Assets	$23,999,332

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$1,410,354
Accounts Payable	824,002
Accrued Payroll and Related Liabilities	574,171
Other Accrued Expenses	121,597
Due to Related Party	300,425
Unearned Mold Income	108,202
Total Current Liabilities	3,338,751

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	5,767,378
Total Long-Term Liabilities	5,767,378

Minority Shareholders' Interests	1,031,131

Members' Equity	13,862,072

Total Liabilities and Members' Equity	$23,999,332

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Consolidated Statement of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Revenues
Sales	$23,084,733
Interest Income	22,773
Other Income	145,556
Total Revenues	23,253,062

Cost and Expenses
Cost of Sales	13,674,058
Selling, General and Administrative Expenses	5,381,620
Interest Expense	372,143
Loss on Disposal of Asset	26,964
Total Cost and Expenses	19,454,785

Earnings Before Minority Interest	3,798,277

Minority Interest	(228,841)

Net Income	$3,569,436

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Consolidated Statement of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

Balance, June 30, 2011	$11,996,471

Payments on Notes Receivable	302,770

Recall of Share Options	(10,407)

Earnings Before Minority Interest	3,798,277

Distributions	(1,203,507)

Balance, March 31, 2012	$14,893,203

Total Equity Reported on Balance Sheets:

Minority Shareholders' Interests	$1,031,131

Members' Equity	13,862,072

$14,893,203

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Consolidated Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Earnings Before Minority Interest	$3,798,277
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	616,728
Loss on Disposal of Assets	26,964
Deferred Rent Expense	(5,642)
(Increase) Decrease in Assets
Accounts Receivable	(6,916)
Due from Related Party	(297,553)
Inventory	174,685
Prepaid Expenses and Other Assets	310,028
Increase (Decrease) in Liabilities
Accounts Payable	61,581
Accrued Payroll and Related Liabilities	70,207
Other Accrued Expenses	(45,041)
Due to Related Party	85,605
Unearned Mold Income	(88,912)
Net Cash Provided by Operating Activities	4,700,011

Cash Flows from Investing Activities
Purchase of Goodwill	(129,303)
Loan to Related Party	(250,666)
Investment in Plant and Equipment	(631,022)
Net Cash Used by Investing Activites	(1,010,991)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	2,041,270
Payments on Long-Term Debt	(2,919,180)
Loan and Organizational Costs	(28,002)
Proceeds from Exercise of Share Options	312,369
Payment on Recalled Share Options	(10,407)
Proceeds from Sale of Membership Units	294,698
Purchase of Membership Units	(294,698)
Distributions to Members	(1,203,506)
Net Cash Used in Financing Activities	(1,807,456)

Net Increase (Decrease) in Cash and Cash Equivalents	1,881,564

Cash and Cash Equivalents, Beginning of Year	1,740,245

Cash and Cash Equivalents, End of Period	$3,621,809

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$372,143

Non-Cash Financing Activity
Membership units of FloMet LLC were contributed to the Company	$1,622,167

See accompanying notes and accountants’ review report.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company serves as a holding company that owns a majority interest in several manufacturing businesses (FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC, and Tubefit LLC). The Company has 40,000 membership units authorized and 38,943 membership units issued and outstanding.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries for the 9 months ending March 31, 2012. All intercompany balances and transactions have been eliminated upon consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with high credit quality financial institutions and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $88,592 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $164,213 has been reserved as of March 31, 2012.

Investments

The Company uses the equity method for accounting for its investments in closely held businesses. In applying the equity method, the Company records its initial investment at cost and subsequently increases or decreases the carrying amount of the investment by its proportionate share of the net earning or losses and other income of the investee. Equity distributions are recorded as reductions in the carrying value of the investment.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that was acquired in prior periods for impairment and has determined that goodwill and other intangibles are not impaired.

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of March 31, 2012, the Company had $108,202 of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of March 31, 2012, the Company has incurred costs of $105,097 related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the 9 month period ended March 31, 2012, the Company incurred $634,646 for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, notes and accounts receivable, accrued liabilities, and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax return for the year ending June 30, 2011 is open to examination by federal and state authorities.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the 9 month period ended March 31, 2012 was $67,293.

Date of Management’s Review

Subsequent events have been evaluated through June 6, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories, net at March 31, 2012 consisted of the following:

Raw Materials and Supplies	$1,341,128
Work In Process	1,014,243
Finished Goods	1,991,968
Reserve for Obsolescence	(164,213)

$4,183,126

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Building and Improvements	$2,091,773
Machinery and Equipment	8,472,625
Leasehold Improvements	44,346
Vehicles	147,283
Construction in Process	448,347
11,204,374
Less: Accumulated Depreciation	6,556,367

$4,648,007

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 6.5%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$769,444

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $33,075 with interest at 4.75%; balance due December, 2015.	1,359,043

Note payable to bank; collateralized by equipment, inventory and accounts receivable; payable in interest only payments at 5.95% until December 2012, followed by monthly principal and interest payments of 11,586 with interest at 5.95% beginning December 2012; balance due November 2017.	600,000

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	2,471,374

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $17,572 with interest at 5.95%; balance due March, 2016.	749,939

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $28,772 with interest at 5.95%; balance due March, 2016.	1,227,932

Total Long-Term Debt	7,177,732

Less: Current Portion	(1,410,354)

Total Long-Term Debt Less Current Portion	$5,767,378

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE D – LONG-TERM DEBT (continued)

Maturities on notes payable at March 31, 2012, are as follows:

2013	$1,410,354
2014	1,603,536
2015	1,698,689
2016	1,704,379
2017	265,863
2018 – 2022	494,911

$7,177,732

NOTE E – UNUSED LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2012, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory and an equipment line of credit of up to $1,000,000 due November 2012, bearing interest at 5.00% which is collateralized by equipment. At March 31, 2012, the outstanding balance on the line of credit was $0.

The Company has an available line of credit of up to $250,000, due February, 2013, bearing interest at 5.5%, which is collateralized by inventory, accounts receivable, and contract rights of the Company. At March 31, 2012, the outstanding balance on the line of credit was $0.

NOTE F - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $138,572 for the 9 months ended March 31, 2012.

Profit Sharing Plan

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company’s contributions are based on amounts established at the discretion of the Board. For the 9 months ended March 31, 2012 expense of $469,448 was accrued or paid to eligible employees.

NOTE G - COMMITMENTS

The Company leases land and facilities under various noncancellable operating lease agreements expiring through October 31, 2014 but contain various renewal options.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE G – COMMITMENTS (continued)

At March 31, 2012, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2013	$186,250
2014	111,690
2015	58,465

$356,405

Rent expenses were $228,051 for the 9 months ended March 31, 2012.

NOTE H – FLOMET SHARE OPTION PLAN

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of March 31, 2012, 390 share options have been granted and exercised under the 2006 Plan.

At March 31, 2012 the balance of notes receivable related to the financed option purchase was $302,770. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $115,000.

Quadrant Metals Technologies LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE I – TEKNA SEAL LLC SHARE OPTION PLANS

During 2006, the Company adopted a Unit Option Plan. Under the plan, the Company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the Company’s fair value on the date of grant and an option’s maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payment transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expense is recognized as the difference between the fair value of the Company and the exercise price. For the 9 months ended March 31, 2012 the Company recognized $-0- of compensation expense for unit options.

NOTE J – RELATED PARTY TRANSACTIONS

During 2011, FloMet LLC hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as FloMet LLC. As of March 31, 2012, the company owed $50,000 to Quadrant Management Inc.

During the 9 months ending March 31, 2012, FloMet LLC redeemed membership units owned by certain members and sold them to Quadrant Management, Inc. Quadrant Management Inc. has similar majority ownership as FloMet LLC. The total purchase/selling price of the membership units was $392,931. The total amount receivable from Quadrant Management, Inc. as of March 31, 2012 was $98,232. The total amount due to the former members as of March 31, 2012 was $98,233.

During the 9 months ending March 31, 2012, FloMet LLC loaned its president $302,770. The balance due to FloMet LLC as of March 31, 2012 was $302,770.

General Flange & Forge LLC hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as General Flange & Forge LLC. The Company incurred $200,000 in fees during the year ending June 30, 2011. As of March 31, 2012, the Company owed $125,000 to Quadrant Management Inc.

During the 9 months ending March 31, 2012 Quadrant Metals Technologies owed its members $27,192 for state income tax withheld on membership distributions.

Quadrant Metals Technologies LLC

Consolidating Balance Sheets

March 31, 2012 (unaudited)

	Quadrant							Consolidated
	Metals		General Flange	Tekna			Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Technologies LLC
Assets

Current Assets
Cash and Cash Equivalents	$42,755	$2,167,798	$416,440	$992,282	$2,534	$3,621,809	$-	$3,621,809
Accounts Receivable, Net of Allowance for Doubtful Accounts	-	1,803,558	1,017,728	498,088	227,132	3,546,506	(59,412)	3,487,094
Due from Related Party	154,000	228,461	606,170	-	-	988,631	(988,631)	-
Inventory	-	1,743,268	1,598,761	447,638	393,459	4,183,126	-	4,183,126
Prepaid Expenses and Other Assets	-	245,044	38,931	46,093	77,210	407,278	-	407,278
Total Current Assets	196,755	6,188,129	3,678,030	1,984,101	700,335	12,747,350	(1,048,043)	11,699,307

Plant and Equipment, Net of Accumulated Depreciation	-	3,919,692	498,287	187,686	42,342	4,648,007	-	4,648,007

Long-Term Assets
Goodwill	-	1,749,657	1,711,763	3,373,437	128,939	6,963,796	-	6,963,796
Due from Related Party	-	401,002	-	152,845	-	553,847	(152,845)	401,002
Investment in General Flange & Forge LLC	2,792,844	-	-	-	-	2,792,844	(2,792,844)	-
Investment in Tekna Seal LLC	4,799,778	-	-	-	-	4,799,778	(4,799,778)	-
Investment in FloMet LLC	9,273,872	-	-	-	-	9,273,872	(9,273,872)	-
Invesment in Tubefit LLC	(110,299)	-	-	-	-	(110,299)	110,299	-
Other Long-Term Assets	46,280	36,958	154,770	27,086	22,126	287,220	-	287,220
Total Long-Term Assets	16,802,475	2,187,617	1,866,533	3,553,368	151,065	24,561,058	(16,909,040)	7,652,018

Total Assets	$16,999,230	$12,295,438	$6,042,850	$5,725,155	$893,742	$41,956,415	$(17,957,083)	$23,999,332

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$410,734	$402,692	$562,228	$-	$34,700	$1,410,354	$-	$1,410,354
Accounts Payable	9,122	413,251	191,964	188,107	80,970	883,414	(59,412)	824,002
Accrued Payroll and Related Liabilities	-	396,989	128,799	44,895	3,488	574,171	-	574,171
Other Accrued Expenses	-	121,597	-	-	-	121,597	-	121,597
Due to Related Party	180,996	148,233	147,553	-	177,950	654,732	(354,307)	300,425
Unearned Mold Income	-	108,202	-	-	-	108,202	-	108,202
Total Current Liabilities	600,852	1,590,964	1,030,544	233,002	297,108	3,752,470	(413,719)	3,338,751

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,567,137	1,725,795	1,909,146	-	565,300	5,767,378	-	5,767,378
Due to Related Party	633,169	-	-	-	154,000	787,169	(787,169)	-
Total Long-Term Liabilities	2,200,306	1,725,795	1,909,146	-	719,300	6,554,547	(787,169)	5,767,378

Minority Shareholders' Interests	-	391,470	310,316	341,612	(12,267)	1,031,131	-	1,031,131

Members' Equity	14,198,072	8,587,209	2,792,844	5,150,541	(110,399)	30,618,267	(16,756,195)	13,862,072

Total Liabilities and Members' Equity	$16,999,230	$12,295,438	$6,042,850	$5,725,155	$893,742	$41,956,415	$(17,957,083)	$23,999,332

See accountant's report.

Quadrant Metals Technologies LLC

Consolidating Statements of Income

For the 9 Months Ended March 31, 2012 (unaudited)

	Quadrant							Consolidated
	Metals		General Flange	Tekna			Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Technologies LLC

Revenues
Sales	$-	$13,077,931	$6,079,016	$3,621,679	$365,519	$23,144,145	$(59,412)	$23,084,733
Income from General Flange & Forge LLC	566,669	-	-	-	-	566,669	(566,669)	-
Income from Tekna Seal LLC	786,782	-	-	-	-	786,782	(786,782)	-
Income from FloMet LLC	2,765,237	-	-	-	-	2,765,237	(2,765,237)	-
Income from Tubefit LLC	(111,299)	-	-	-	-	(111,299)	111,299	-
Interest Income	-	11,847	6,635	4,291	-	22,773	-	22,773
Other Income	4,776	140,780	-	-	-	145,556	-	145,556
Total Revenues	4,012,165	13,230,558	6,085,651	3,625,970	365,519	27,319,863	(4,066,801)	23,253,062

Cost and Expenses
Cost of Sales	-	7,471,272	4,028,670	1,900,189	333,339	13,733,470	(59,412)	13,674,058
Selling, General and Administrative Expenses	336,524	2,742,517	1,277,947	886,816	137,816	5,381,620	-	5,381,620
Interest Expense	106,204	125,471	122,438	-	18,030	372,143	-	372,143
Loss on Disposal of Asset	-	-	26,964	-	-	26,964	-	26,964
Total Cost and Expenses	442,728	10,339,260	5,456,019	2,787,005	489,185	19,514,197	(59,412)	19,454,785

Earnings Before Minority Interest	3,569,437	2,891,298	629,632	838,965	(123,666)	7,805,666	(4,007,389)	3,798,277

Minority Interest	-	(126,061)	(62,963)	(52,184)	12,367	(228,841)	-	(228,841)

Net Income	$3,569,437	$2,765,237	$566,669	$786,781	$(111,299)	$7,576,825	$(4,007,389)	$3,569,436

See accountant's report.

Quadrant Metals Technologies LLC

Consolidating Statements of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

	Members' Equity
	Quadrant		General				Less:
	Metals		Flange &	Tekna			Intercompany	Consolidated
	Technologies LLC	FloMet LLC	Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Total

Balance, June 30, 2011	$10,060,501	$6,496,947	$2,473,528	$5,184,045	$-	$24,215,021	$(12,347,928)	$11,867,093

Capital Contribution	1,622,167	-	-	-	1,000	1,623,167	(1,623,167)	-

Payments on Notes Receivable	-	-	-	-	-	-	-	-

Recall of Share Options	-	-	-	-	-	-	-	-

Payment and Exercise of Share Options Issued	-	431,340	-	-	-	431,340	-	431,340

Earnings Before Minority Interest	3,569,437	2,891,298	629,632	838,965	(123,666)	7,805,666	(4,007,389)	3,798,277

Distributions	(1,054,033)	(840,906)	-	(530,857)	-	(2,425,796)	1,222,289	(1,203,507)

Balance, March 31, 2012	$14,198,072	$8,978,679	$3,103,160	$5,492,153	$(122,666)	$31,649,398	$(16,756,195)	$14,893,203

	Share Options
	Quadrant		General				Less:
	Metals		Flange &	Tekna			Intercompany	Consolidated
	Technologies LLC	FloMet LLC	Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Total

Balance, June 30, 2011	$-	$138,977	$-	$(9,599)	$-	$129,378	$-	$129,378

Capital Contribution	-	-	-	-	-	-	-	-

Payments on Notes Receivable	-	302,770	-	-	-	302,770	-	302,770

Recall of Share Options	-	(10,407)	-	-	-	(10,407)	-	(10,407)

Payment and Exercise of Share Options Issued	-	(431,340)	-	9,599	-	(421,741)	-	(421,741)

Earnings Before Minority Interest	-	-	-	-	-	-	-	-

Distributions	-	-	-	-	-	-	-	-

Balance, March 31, 2012	$-	$-	$-	$-	$-	$-	$-	$-

	Total
	Quadrant		General				Less:
	Metals		Flange &	Tekna			Intercompany
	Technologies LLC	FloMet LLC	Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Total

Balance, June 30, 2011	$10,060,501	$6,635,924	$2,473,528	$5,174,446	$-	$24,344,399	$(12,347,928)	$11,996,471

Capital Contribution	1,622,167	-	-	-	1,000	1,623,167	(1,623,167)	-

Payments on Notes Receivable	-	302,770	-	-	-	302,770	-	302,770

Recall of Share Options	-	(10,407)	-	-	-	(10,407)	-	(10,407)

Payment and Exercise of Share Options Issued	-	-	-	9,599	-	9,599	-	9,599

Earnings Before Minority Interest	3,569,437	2,891,298	629,632	838,965	(123,666)	7,805,666	(4,007,389)	3,798,277

Distributions	(1,054,033)	(840,906)	-	(530,857)	-	(2,425,796)	1,222,289	(1,203,507)

Balance, March 31, 2012	$14,198,072	$8,978,679	$3,103,160	$5,492,153	$(122,666)	$31,649,398	$(16,756,195)	$14,893,203

Total Equity Reported on Balance Sheets:

Minority Shareholders' Interests	$-	$391,470	$310,316	$341,612	$(12,267)	$1,031,131	$-	$1,031,131

Members' Equity	14,198,072	8,587,209	2,792,844	5,150,541	(110,399)	30,618,267	(16,756,195)	13,862,072

	$14,198,072	$8,978,679	$3,103,160	$5,492,153	$(122,666)	$31,649,398	$(16,756,195)	$14,893,203

See accountant's report.

Quadrant Metals Technologies LLC

Consolidating Statements of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

	Quadrant							Consolidated
	Metals		General Flange	Tekna			Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Tubefit LLC	Total	Eliminations	Technologies LLC

Cash Flows from Operating Activities
Earnings Before Minority Interest	$3,569,437	$2,891,298	$629,632	$838,965	$(123,666)	$7,805,666	$(4,007,389)	$3,798,277
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	8,425	454,377	96,891	51,500	5,535	616,728	-	616,728
Loss on Disposal of Asset	-	-	26,964	-	-	26,964	-	26,964
Income from General Flange & Forge LLC	(566,669)	-	-	-	-	(566,669)	566,669	-
Income from Tekna Seal LLC	(786,782)	-	-	-	-	(786,782)	786,782	-
Income from FloMet LLC	(2,765,237)	-	-	-	-	(2,765,237)	2,765,237	-
Income from Tubefit LLC	111,299	-	-	-	-	111,299	(111,299)	-
Deferred Rent Expense	-	-	-	(5,642)	-	(5,642)	-	(5,642)
(Increase) Decrease in Assets
Accounts Receivable	-	151,238	(117,627)	186,605	(227,132)	(6,916)	-	(6,916)
Due from Related Party	(154,000)	(145,914)	-	-	-	(299,914)	2,361	(297,553)
Inventory	-	80,829	507,913	(20,598)	(393,459)	174,685	-	174,685
Prepaid Expenses and Other Assets	-	369,183	(24,407)	50,575	(85,323)	310,028	-	310,028
Increase (Decrease) in Liabilities
Accounts Payable	9,122	4,252	42,351	(75,114)	80,970	61,581	-	61,581
Accrued Payroll and Related Liabilities	-	66,786	87,492	(87,559)	3,488	70,207	-	70,207
Other Accrued Expenses	(11,561)	(33,480)	-	-	-	(45,041)	-	(45,041)
Due to Related Party	156,278	(100,000)	(110,481)	(11,831)	331,950	265,916	(180,311)	85,605
Unearned Mold Income	-	(88,912)	-	-	-	(88,912)	-	(88,912)
Net Cash Provided by Operating Activities	(429,688)	3,649,657	1,138,728	926,901	(407,637)	4,877,961	(177,950)	4,700,011

Cash Flows from Investing Activities
Purchase of Goodwill	-	(364)	-	-	(128,939)	(129,303)	-	(129,303)
Loan to Related Party	-	(302,770)	(581,170)	(152,845)	-	(1,036,785)	786,119	(250,666)
Loan from Related Party	608,169	-	-	-	-	608,169	(608,169)	-
Investment in Plant and Equipment	-	(466,587)	(34,200)	(86,563)	(43,672)	(631,022)	-	(631,022)
Investment in Subsidiary	(1,000)	-	-	-	-	(1,000)	1,000	-
Distributions from Subsidiary Companies	1,222,290	-	-	-	-	1,222,290	(1,222,290)	-
Net Cash Used by Investing Activites	1,829,459	(769,721)	(615,370)	(239,408)	(172,611)	32,349	(1,043,340)	(1,010,991)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	-	1,441,270	-	-	600,000	2,041,270	-	2,041,270
Payments on Long-Term Debt	(353,843)	(2,165,765)	(399,572)	-	-	(2,919,180)	-	(2,919,180)
Loan and Organizational Costs	-	(9,784)	-	-	(18,218)	(28,002)	-	(28,002)
Initial Capitalization	-	-	-	-	1,000	1,000	(1,000)	-
Proceeds from Exercise of Share Options	-	302,770	-	9,599	-	312,369	-	312,369
Receipt on Unit Subscriptions Receivable	-	-	-	-	-	-	-	-
Payment on Recalled Share Options	-	(10,407)	-	-	-	(10,407)	-	(10,407)
Proceeds from Sale of Membership Units	-	294,698	-	-	-	294,698	-	294,698
Purchase of Membership Units	-	(294,698)	-	-	-	(294,698)	-	(294,698)
Distributions to Members	(1,054,033)	(840,906)	-	(530,857)	-	(2,425,796)	1,222,290	(1,203,506)
Net Cash Used in Financing Activities	(1,407,876)	(1,282,822)	(399,572)	(521,258)	582,782	(3,028,746)	1,221,290	(1,807,456)

Net Increase (Decrease) in Cash and Cash Equivalents	(8,105)	1,597,114	123,786	166,235	2,534	1,881,564	-	1,881,564

Cash and Cash Equivalents, Beginning of Year	50,860	570,684	292,654	826,047	-	1,740,245	-	1,740,245

Cash and Cash Equivalents, End of Period	$42,755	$2,167,798	$416,440	$992,282	$2,534	$3,621,809	$-	$3,621,809

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$106,204	$125,471	$122,438	$-	$18,030	$372,143	$-	$372,143

Non-Cash Financing Activity
Membership units of FloMet LLC were contributed to the Company	$1,622,167	$-	$-	$-	$-	$1,622,167	$-	$1,622,167

See accountant's report.

Quadrant Metals Technologies LLC

Audited Financial Statements

Period Ending June 30, 2011

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

James H. Dreggors, CPA	1006 N. Woodland Boulevard	Members:
Ann J. Rigsby, CPA/PFS/CFP™	DeLand, Florida 32720	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-3398	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Telephone: 386-734-9441	Florida Institute of Certified Public
Robin C. Lennon, CPA	Fax: 386-738-5351	Accountants
John A. Powers, CPA	E-mail: drtcpa@drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	Web: drtcpa.com	the CPAlliance.. network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated May 10, 2012 relating to our audit of the financial statements of Quadrant Metals Technologies LLC for the period ending June 30, 2011.

DeLand, Florida

July 16, 2012

“Providing valued financial services for your personal and business needs."

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:
Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants
John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	INDEPENDENT AUDITORS' REPORT	the CPAllianceTM network

To the Members

Quadrant Metals Technologies LLC

We have audited the accompanying consolidated balance sheet of Quadrant Metals Technologies LLC and subsidiaries as of June 30, 2011, and the related consolidated statements of income, members' equity, and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Tekna Seal LLC, a majority owned subsidiary, which statements reflect total assets and revenues constituting 25 percent and 26 percent, respectively of the related consolidated totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Tekna Seal LLC, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quadrant Metals Technologies LLC and subsidiaries as of June 30, 2011, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Dreggors, Rigsby & Teal, P.A.

August 17, 2011, except for Significant Business Acquisitions section of Note A, as to which the date is May 10, 2012

"Providing valued financial services for your personal and business needs."

Quadrant Metals Technologies LLC

Consolidated Balance Sheet

June 30, 2011 (audited)

Assets

Current Assets
Cash and Cash Equivalents	$1,740,245
Accounts Receivable, Net of Allowance for Doubtful Accounts	3,539,590
Due from Member	6,572
Inventories	4,357,811
Prepaid Expenses and Other Assets	715,204
Total Current Assets	10,359,422

Plant and Equipment, Net of Accumulated Depreciation	4,597,986

Long-Term Assets
Goodwill	6,834,493
Other Long-Term Assets	324,009
Total Long-Term Assets	7,158,502

Total Assets	$22,115,910

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$1,452,330
Line of Credit Payable	700,000
Accounts Payable	1,074,055
Accrued Payroll and Related Liabilities	503,964
Other Accrued Expenses	166,638
Due to Related Party	116,385
Unearned Mold Income	197,114
Total Current Liabilities	4,210,486

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	5,903,312
Deferred Rent	5,642
Total Long-Term Liabilities	5,908,954

Minority Shareholders' Interests	2,017,636

Members' Equity	9,978,834

Total Liabilities and Members' Equity	$22,115,910

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Consolidated Statement of Income

For the Period Ended June 30, 2011 (audited)

Revenues
Sales	$20,390,763
Interest Income	11,293
Other Income	14,091
Total Revenues	20,416,147

Cost and Expenses
Cost of Sales	12,843,216
Selling, General and Administrative Expenses	4,589,812
Interest Expense	272,291
Total Cost and Expenses	17,705,319

Earnings Before Minority Interest	2,710,828

Minority Interest	(2,604,630)

Net Income	$106,198

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Consolidated Statement of Members’ Equity

For the Period Ended June 30, 2011 (audited)

Balance, June 30, 2010	$11,000,562

Initial Capitalization	250,000

Payments on Notes Receivable	43,163

Earnings Before Minority Interest	2,710,828

Distributions	(2,008,083)

Balance, June 30, 2011	$11,996,470

Total Equity Reported on Balance Sheets:

Minority Shareholders' Interests	$2,017,636

Members' Equity	9,978,834

$11,996,470

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Consolidated Statement of Cash Flows

For the Period Ended June 30, 2011 (audited)

Cash Flows from Operating Activities
Earnings Before Minority Interest	$2,710,828
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation and Amortization	638,220
Deferred Rent Expense	(641)
(Increase) Decrease in Assets
Accounts Receivable	(1,596,822)
Due from Related Party	(92,353)
Due from Member	1,172
Inventory	(2,692,264)
Prepaid Expenses and Other Assets	(222,490)
Other Long-Term Assets	(213,765)
Increase (Decrease) in Liabilities
Accounts Payable	491,066
Other Accrued Expenses	204,579
Due to Related Party	199,718
Unearned Mold Income	92,253
Net Cash Provided by Operating Activities	(480,499)

Cash Flows from Investing Activities
Purchase of Goodwill	(3,461,056)
Investment in General Flange & Forge LLC	(2,250,000)
Investment in Plant and Equipment	(1,420,020)
Net Cash Used by Investing Activities	(7,131,076)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	6,810,475
Loan Costs on Issuance of Long-Term Debt	(54,980)
Payments on Long-Term Debt	(760,376)
Proceeds from Member Shares Issued	2,543,162
Distributions to Members	(2,008,083)
Net Cash Used in Financing Activities	6,530,198

Net Increase (Decrease) in Cash and Cash Equivalents	(1,081,377)

Cash and Cash Equivalents, Beginning of Year	2,821,622

Cash and Cash Equivalents, End of Year	$1,740,245

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$260,813

Non-Cash Financing Activity
Membership units of Tekna Seal LLC were contributed to the Company	$4,459,227
Membership units of FloMet LLC were contributed to the Company	$5,655,740

See accompanying notes and accountant’s report.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company serves as a holding company that owns a majority interest in several manufacturing businesses (FloMet LLC, Tekna Seal LLC, and General Flange & Forge LLC). The Company has 35,000 membership units authorized and 32,832 membership units issued and outstanding.

Significant Business Acquisitions

The Company acquired a 90% ownership of General Flange & Forge LLC on March 1, 2011 with an initial cash investment in General Flange and Forge LLC of $2,250,000. General Flange & Forge LLC began business on March 1, 2011. With the initial cash investments of its shareholders and a bank loan, General Flange & Forge LLC purchased assets and assumed liabilities of General Flange & Forge, Inc. for $5,506,829 on April 18, 2011. The allocation of the purchase price of General Flange & Forge, Inc. is as follows:

Cash	$326,403
Accounts Receivable	933,110
Inventory	2,112,407
Fixed Assets	572,620
Other Assets	15,750
Goodwill	1,711,380
Accounts Payable	(164,841)

General Flange & Forge LLC manufactures domestic flanges in carbon steel, stainless steel and alloys. All activity for General Flange and Forge LLC has been reflected in the consolidated statement of income.

The Company acquired an 85.0346% ownership of Tekna Seal LLC on May 1, 2011 by exchanging membership units of Quadrant Metals Technologies LLC for membership units of Tekna Seal LLC that were originally owned by the members of Quadrant Metals Technologies LLC. The investment in Tekna Seal LLC has been recorded on the books of Quadrant Metals Technologies LLC at the Tekna Seal LLC book value. Tekna Seal LLC manufactures hermetic glass-to-metal components to meet customer specifications. The annual activity of Tekna Seal LLC is reflected in the consolidated statement of income with the activity occurring prior to acquisition listed as a part of the "Minority Interest" allocation.

The Company acquired an 84.99% ownership of FloMet LLC on June 30, 2011 by exchanging membership units of Quadrant Metals Technologies LLC for membership units of FloMet LLC that were originally owned by the members of Quadrant Metals Technologies LLC. The investment in FloMet LLC has been recorded on the books of Quadrant Metals Technologies LLC at the FloMet LLC book value. FloMet LLC manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Since the ownership changed at the end of the day on the last day of the fiscal year, no income and expense is attributed to the Company for the year ending June 30, 2011. The annual activity of FloMet LLC is reported in the financial statements as part of the "Minority Interest" allocation on the consolidated statement of income.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries for the year ending June 30, 2011. All intercompany balances and transactions have been eliminated upon consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with high credit quality financial institutions and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The Company estimates its allowance for doubtful accounts based on length of time past due and ability to pay the obligation. An allowance for doubtful accounts of $69,092 has been reserved as of June 30, 2011.

Inventories

Inventories are stated at the lower of average cost or market value. It is the Company's practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage.

Investments

The Company uses the equity method for accounting for its investments in closely held businesses. In applying the equity method, the Company records its initial investment at cost and subsequently increases or decreases the carrying amount of the investment by its proportionate share of the net earning or losses and other income of the investee. Equity distributions are recorded as reductions in the carrying value of the investment.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2011, the Company had $197,114 of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2011, the Company has incurred costs of $105,600 related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the year ended June 30, 2011, the Company incurred $1,102,000 for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, notes and accounts receivable, accrued liabilities, and notes and accounts payable. It is management's opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as Members are required to report their share of the Company's earnings or losses in their respective income tax returns.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company's accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the year ended June 30, 2011 was approximately $131,567.

Date of Management's Review

Subsequent events have been evaluated through August 17, 2011, which is the date the financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers' tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

During the year ended June 30, 2011, FloMet LLC, a majority owned subsidiary derived approximately 57 percent of its total net sales from three customers. At June 30, 2011, receivables totaling approximately $914,128 were from these three customers.

NOTE C – INVENTORY

Inventories, net at June 30, 2011 consisted of the following:

2011

Raw Materials and Supplies	$1,302,031
Work In Process	822,354
Finished Goods	2,213,407
Spare Parts	217,299
Reserve for Obsolescence	(197,280)

$4,357,811

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 consisted of the following:

2011

Building and Improvements	$2,070,076
Machinery and Equipment	8,220,929
Leasehold Improvements	40,871
Vehicles	111,083
Construction in Process	160,392
10,603,351
Less: Accumulated Depreciation	6,005,365

$4,597,986

NOTE E – LONG-TERM DEBT

Long-term debt payable at June 30, 2011, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$810,830

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	232,280

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	526,757

Note payable to bank with maximum draws of $500,000; collateralized by equipment; payable in interest only payments at 5.00% until January 2012, followed by principal and interest payments calculated based on the final loan draw at 6.50%; balance due December, 2015.	126,494

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of 10,362 with interest at 6.00%; balance due December, 2015.	456,621

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	2,870,946

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $17,572 with interest at 5.95%; balance due March, 2016.	884,108

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE E – LONG-TERM DEBT (continued)

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $28,772 with interest at 5.95%; balance due March, 2016.	1,447,606

Total Long-Term Debt	7,355,642

Less: Current Portion	(1,452,330)

Total Long-Term Debt Less Current Portion	$5,903,312

Maturities on notes payable at June 30, 2011, are as follows:

2012	$1,452,330
2013	1,360,768
2014	1,448,296
2015	1,453,803
2016	1,135,070
2017 – 2021	445,817
2022	59,558

$7,355,642

NOTE F – UNUSED LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2011, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory. At June 30, 2011, the outstanding balance on the line of credit was $700,000.

The Company has an available line of credit of up to $250,000, due February, 2013, bearing interest at 5.5%, which is collateralized by inventory, accounts receivable, and contract rights of the Company. At June 30, 2011, there was no outstanding balance on the line of credit.

NOTE G – RETIREMENT PLANS

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $190,482 for the year ended June 30, 2011.

NOTE H – PROFIT SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company's contributions are based on amounts established at the discretion of the Board. The Company's contributions to this plan for the year ended June 30, 2011 were $232,121.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE I – COMMITMENTS

The Company leases land and facilities under noncancellable operating lease agreements expiring through October 31, 2014 but contain various renewal options.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

At June 30, 2011, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2012	$271,240
2013	143,996
2014	93,657
2015	33,600

$542,493

Rent expenses were $199,201 for the year ended June 30, 2011.

NOTE J – FLOMET LLC SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel. The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2011, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee's expiration dates by four years. The options also expire upon the optionee's termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2011, the balance of notes receivable related to financed option purchases was $41,616. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE J – FLOMET LLC SHARE OPTION PLANS (continued)

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent compounded annually. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

The following assumptions were made in estimating the minimum value for the initial 446 shares granted in July, 2000: risk free rate of 6.34% in 2000, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $96,000.

The following assumptions were made in estimating the minimum value for the additional 90 shares granted in November, 2008: risk free rate of $4.24% in 2008, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined in the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been $-0-.

2006 Share Option Plan

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of June 30, 2011, 390 share options have been granted under the 2006 Plan, of which 234 have been exercised, and 156 are exercisable. Options granted under the 2006 Plan vest on the following vesting schedule: (i) beginning on July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (ii) beginning on the date that is one year after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iii) beginning on the date that is two years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE J – FLOMET LLC SHARE OPTION PLANS (continued)

such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

At June 30, 2011 the balance of notes receivable related to financed option purchase was $189,905. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder's options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

NOTE K – TEKNA SEAL LLC SHARE OPTION PLANS

During 2006, the company adopted a Unit Option Plan. Under the plan, the company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the company's fair value on the date of grant and an options' maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payments transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expenses is recognized as the difference between the fair value of the company and the exercise price. For the year ended June 30, 2011, the company recognized $0 of compensation expense for unit options.

Quadrant Metals Technologies LLC

Notes to Financial Statements

June 30, 2011 (audited)

NOTE L – RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership the Company. The Company incurred $400,000 in fees during the year ending June 30, 2011. As of June 30, 2011, the company owed $350,000 to Quadrant Management Inc.

Quadrant Metals Technologies LLC
Consolidating Balance Sheets
June 30, 2011 (audited)

	Quadrant						Consolidated
	Metals		General Flange	Tekna		Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Total	Eliminations	Technologies LLC
Assets

Current Assets
Cash and Cash Equivalents	$50,860	$570,684	$292,654	$826,047	$1,740,245	$-	$1,740,245
Accounts Receivable, Net of Allowance for Doubtful Accounts	-	1,954,796	900,101	684,693	3,539,590	-	3,539,590
Due from Related Party	-	75,975	25,000	-	100,975	(100,975)	-
Due from Member	-	6,572	-	-	6,572	-	6,572
Inventories	-	1,824,097	2,106,674	427,040	4,357,811	-	4,357,811
Prepaid Expenses and Other Assets	-	604,012	14,524	96,668	715,204	-	715,204
Total Current Assets	50,860	5,036,136	3,338,953	2,034,448	10,460,397	(100,975)	10,359,422

Plant and Equipment, Net of Accumulated Depreciation	-	3,883,914	561,450	152,622	4,597,986	-	4,597,986

Long-Term Assets
Goodwill	-	1,749,293	1,711,763	3,373,437	6,834,493	-	6,834,493
Investment in General Flange & Forge LLC	2,226,175	-	-	-	2,226,175	(2,226,175)	-
Investment in Tekna Seal LLC	4,626,675	-	-	-	4,626,675	(4,626,675)	-
Investment in FloMet LLC	5,655,740	-	-	-	5,655,740	(5,655,740)	-
Other Long-Term Assets	54,705	60,956	181,262	27,086	324,009	-	324,009
Total Long-Term Assets	12,563,295	1,810,249	1,893,025	3,400,523	19,667,092	(12,508,590)	7,158,502

Total Assets	$12,614,155	$10,730,299	$5,793,428	$5,587,593	$34,725,475	$(12,609,565)	$22,115,910

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$426,774	$534,794	$490,762	$-	$1,452,330	$-	$1,452,330
Line of Credit Payable	-	700,000	-	-	700,000	-	700,000
Accounts Payable	-	408,999	407,647	257,409	1,074,055	-	1,074,055
Accrued Payroll and Related Liabilities	-	330,203	41,307	132,454	503,964	-	503,964
Other Accrued Expenses	11,561	155,077	-	-	166,638	-	166,638
Due to Related Party	49,718	150,000	-	17,642	217,360	(100,975)	116,385
Unearned Mold Income	-	197,114	-	-	197,114	-	197,114
Total Current Liabilities	488,053	2,476,187	939,716	407,505	4,311,461	(100,975)	4,210,486

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,904,940	1,618,188	2,380,184	-	5,903,312	-	5,903,312
Deferred Rent	-	-	-	5,642	5,642	-	5,642
Total Long-Term Liabilities	1,904,940	1,618,188	2,380,184	5,642	5,908,954	-	5,908,954

Minority Shareholders' Interests	-	995,906	247,353	774,377	2,017,636	-	2,017,636

Members' Equity	10,221,162	5,640,018	2,226,175	4,400,069	22,487,424	(12,508,590)	9,978,834

Total Liabilities and Members' Equity	$12,614,155	$10,730,299	$5,793,428	$5,587,593	$34,725,475	$(12,609,565)	$22,115,910

See accountant's report.

Quadrant Metals Technologies LLC
Consolidating Statements of Income
For the Period Ended June 30, 2011 (audited)

	Quadrant						Consolidated
	Metals		General Flange	Tekna		Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Total	Eliminations	Technologies LLC
Revenues
Sales	$-	$13,752,051	$1,389,900	$5,248,812	$20,390,763	$-	$20,390,763
Income from General Flange & Forge LLC	(23,825)	-	-	-	(23,825)	23,825	-
Income from Tekna Seal LLC	167,451	-	-	-	167,451	(167,451)	-
Interest Income	-	8,104	-	3,189	11,293	-	11,293
Other Income	-	-	2,257	11,834	14,091	-	14,091
Total Revenues	143,626	13,760,155	1,392,157	5,263,835	20,559,773	(143,626)	20,416,147

Cost and Expenses
Cost of Sales	-	9,324,358	914,481	2,604,377	12,843,216	-	12,843,216
Selling, General and Administrative Expenses	1,465	2,916,605	459,202	1,212,540	4,589,812	-	4,589,812
Interest Expense	35,963	191,382	44,946	-	272,291	-	272,291
Other Expenses	-	-	-	-	-	-	-
Total Cost and Expenses	37,428	12,432,345	1,418,629	3,816,917	17,705,319	-	17,705,319

Earnings Before Minority Interest	106,198	1,327,810	(26,472)	1,446,918	2,854,454	(143,626)	2,710,828

Minority Interest	-	(1,327,810)	2,647	(1,279,467)	(2,604,630)	-	(2,604,630)

Net Income	$106,198	$-	$(23,825)	$167,451	$249,824	$(143,626)	$106,198

See accountant's report.

Quadrant Metals Technologies LLC
Consolidating Statements of Members' Equity
For the Year Period June 30, 2011 (audited)

	Members' Equity							Share Options							Total
	Quadrant Metals Technologies LLC	FloMet LLC	General Flange & Forge LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Total	Quadrant Metals Technologies LLC	FloMct LLC	General Flange & Forage LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Total	Quadrant Metals Technologies LLC	FloMet LLC	General Flange & Forge LLC	Tekna Seal LLC		Total	Less: Intercompany Eliminations	Total
Balance, June 30, 2010	$-	$6,109,368	$-	$4,772,377	$10,881,745	$-	$10,881,745	$-	$131,614	$-	$(12,797)	$118,817	$-	$118,817	$-	$6,240,982	$-	$4,759,580		$11,000,562	$-	$11,000,562

Initial Capitalization	10,114,964	-	2,500,000	-	12,614,964	(12,364,964)	250,000	-	-	-	-	-	-	-	10,114,964	-	2,500,000	-		12,614,964	(12,364,964)	250,000

Issuance of Share Options	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-		-	-	-

Payments on Notes Receivable	-	-	-	-	-	-	-	-	19,971	-	23,192	43,163	-	43,163	-	19,971	-	23,192		43,163	-	43,163

Payment and Exercise of Share Options Issued	-	12,608	-	19,994	32,602	-	32,602	-	(12,608)	-	(19,994)	(32,602)	-	(32,602)	-	-	-		-	-	-	-

Earnings Before Minority Interest	106,198	1,327,810	(26,472)	1,446,918	2,854,454	(143,626)	2,710,828	-	-	-	-	-	-	-	106,198	1,327,810	(26,472)	1,446,918		2,854,454	(143,626)	2,710,828

Distributions	-	(952,839)	-	(1,055,244)	(2,008,083)	-	(2,008,083)	-	-	-	-	-	-	-	-	(952,839)	-	(1,055,244)		(2,008,083)	-	(2,008,083)

Balance, June 30, 2011	$10,221,162	$6,496,947	$2,473,528	$5,184,045	$24,375,682	$(12,508,590)	$11,867,092	$-	$138,977	$-	$(9,599)	$129,378	$-	$129,378	$10,221,162	$6,635,924	$2,473,528	$5,174,446		$24,505,060	$(12,508,590)	$11,996,470

										Total Eqiuty Reported on Balance Sheets:					$-	$995,906	$247,353	$774,377		$2,017,636	$-	$2,017,636

										Minority Shareholders' Interests					10,221,162	5,640,018	2,226,175	4,400,069		22,487,424	(12,508,590)	9,978,834

										Members' Equity					$10,221,162	$6,635,924	$2,473,528	$5,174,446		$24,505,060	$(12,508,590)	$11,996,470

See accountant's report.

Quadrant Metals Technologies LLC
Consolidating Statements of Cash Flows
For the Period Ended June 30, 2011 (audited)

	Quadrant						Consolidated
	Metals		General Flange	Tekna		Less: Intercompany	Quadrant Metals
	Technologies LLC	FloMet LLC	& Forge LLC	Seal LLC	Total	Eliminations	Technologies LLC
Cash Flows from Operating Activities
Earnings Before Minority Interest	$106,198	$1,327,810	$(26,472)	$1,446,918	$2,854,454	$(143,626)	$2,710,828
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	1,460	546,370	26,553	63,837	638,220	-	638,220
Income from General Flange & Forge LLC	23,825	-	-	-	23,825	(23,825)	-
Income from Tekna Seal LLC	(167,451)	-	-	-	(167,451)	167,451	-
Deferred Rent Expense	-	-	-	(641)	(641)	-	(641)
(Increase) Decrease in Assets					-	-	-
Accounts Receivable	-	(643,038)	(900,101)	(53,683)	(1,596,822)	-	(1,596,822)
Due from Related Party	-	(67,353)	(25,000)	-	(92,353)	-	(92,353)
Due from Member	-	1,172	-	-	1,172	-	1,172
Inventory	-	(663,382)	(2,106,674)	77,792	(2,692,264)	-	(2,692,264)
Prepaid Expenses and Other Assets	-	(138,595)	(14,524)	(69,371)	(222,490)	-	(222,490)
Other Long-Term Assets	(24,721)	(23,956)	(165,088)	-	(213,765)	-	(213,765)
Increase (Decrease) in Liabilities					-	-	-
Accounts Payable	-	56,302	407,647	27,117	491,066	-	491,066
Other Accrued Expenses	11,561	90,089	41,307	61,622	204,579	-	204,579
Due to Related Party	49,718	150,000	-	-	199,718	-	199,718
Unearned Mold Income	-	92,253	-	-	92,253	-	92,253
Net Cash Provided by Operating Activities	590	727,672	(2,762,352)	1,553,591	(480,499)	-	(480,499)

Cash Flows from Investing Activities
Purchase of Goodwill	-	(1,749,293)	(1,711,763)	-	(3,461,056)	-	(3,461,056)
Investment in General Flange & Forge LLC	(2,250,000)	-	-	-	(2,250,000)	-	(2,250,000)
Investment in Plant and Equipment	-	(751,964)	(580,644)	(87,412)	(1,420,020)	-	(1,420,020)
Net Cash Used by Investing Activities	(2,250,000)	(2,501,257)	(2,292,407)	(87,412)	(7,131,076)	-	(7,131,076)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	2,400,000	1,410,475	3,000,000	-	6,810,475	-	6,810,475
Loan Costs on Issuance of Long-Term Debt	(31,447)	-	(23,533)	-	(54,980)	-	(54,980)
Payments on Long-Term Debt	(68,283)	(563,039)	(129,054)	-	(760,376)	-	(760,376)
Proceeds from Member Shares Issued	-	19,970	2,500,000	23,192	2,543,162	-	2,543,162
Distributions to Members	-	(952,839)	-	(1,055,244)	(2,008,083)	-	(2,008,083)
Net Cash Used in Financing Activities	2,300,270	(85,433)	5,347,413	(1,032,052)	6,530,198	-	6,530,198

Net Increase (Decrease) in Cash and Cash Equivalents	50,860	(1,859,018)	292,654	434,127	(1,081,377)	-	(1,081,377)

Cash and Cash Equivalents, Beginning of Year	-	2,429,702		391,920	2,821,622		2,821,622

Cash and Cash Equivalents, End of Year	$50,860	$570,684	$292,654	$826,047	$1,740,245	$-	$1,740,245

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$24,402	$191,465	$44,946	$-	$260,813	$-	$260,813

Non-Cash Financing Activity
Membership units of Tekna Seal LLC were contributed to the Company	$4,459,227	$-	$-	$-	$4,459,227	$-	$4,459,227
Membership units of FloMet LLC were contributed to the Company	$5,655,740	$-	$-	$-	$5,655,740	$-	$5,655,740

See accountant's report.

FloMet LLC

Reviewed Financial Statements

For the 9 Months Ended March 31, 2012 (unaudited)

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

FloMet LLC

DeLand, FL

We have reviewed the accompanying balance sheet of FloMet LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 31, 2012

"Providing valued financial services for your personal and business needs."

FloMet LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$2,167,798
Accounts Receivable, Net	1,803,558
Due from Related Party	228,461
Inventories, Net	1,743,268
Prepaid Expenses and Other Assets	245,044
Total Current Assets	6,188,129

Plant and Equipment, Net	3,919,692

Long-Term Assets
Due from Related Party	401,002
Goodwill	1,749,657
Other Long-Term Assets	36,958
Total Long-Term Assets	2,187,617

Total Assets	$12,295,438

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$402,692
Accounts Payable	413,251
Accrued Payroll and Related Liabilities	396,989
Other Accrued Expenses	121,597
Due to Related Party	148,233
Unearned Mold Income	108,202
Total Current Liabilities	1,590,964

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,725,795
Total Long-Term Liabilities	1,725,795

Members' Equity	8,978,679

Total Liabilities and Members' Equity	$12,295,438

See accompanying notes and accountant's review report.

FloMet LLC

Statements of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Net Sales	$13,077,931

Cost of Sales	7,471,272

Gross Profit	5,606,659

Selling, General and Administrative Expenses	2,742,517

Income from Operations	2,864,142

Other Income (Expense)
Interest Income	11,847
Interest Expense	(125,471)
Other Income (Expense)	140,780
Total Other Income (Expense)	27,156

Net Income	$2,891,298

See accompanying notes and accountant's review report.

FloMet LLC

Statements of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

	Membership	Members'	Share	Notes
	Shares	Equity	Options	Receivable	Total

Balance, June 30, 2011	12,880	$6,496,947	$370,495	$(231,518)	$6,635,924

Issuance of Share Options	-	-	112,866	(112,866)	-

Payments on Notes Receivable	-	-	-	302,770	302,770

Recall of Share Options	-	-	(52,021)	41,614	(10,407)

Payment and Exercise of Share
Options Issued	390	431,340	(431,340)	-	-

Net Income	-	2,891,298	-	-	2,891,298

Distributions	-	(840,906)	-	-	(840,906)

Balance, March 31, 2012	13,270	$8,978,679	$-	$-	$8,978,679

Member Units, Par value $1 per Unit; 20,000 authorized, 13,270 issued and outstanding

See accompanying notes and accountant's review report.

FloMet LLC

Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income	$2,891,298
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	430,810
Amortization	23,567
(Increase) Decrease in Assets
Accounts Receivable	151,238
Due from Related Party	(145,914)
Inventory	80,829
Prepaid Expenses and Other Assets	369,183
Increase (Decrease) in Liabilities
Accounts Payable	4,252
Accrued Payroll and Related Liabilities	66,786
Other Accrued Expenses	(33,480)
Due to Related Party	(100,000)
Unearned Mold Income	(88,912)
Net Cash Provided by Operating Activities	3,649,657

Cash Flows from Investing Activities
Purchase of Goodwill	(364)
Loan to Related Party	(302,770)
Investment in Plant and Equipment	(466,587)
Net Cash Used by Investing Activites	(769,721)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	1,441,270
Payments on Long-Term Debt	(2,165,765)
Payment for Loan Costs	(9,784)
Proceeds from Exercise of Share Options	302,770
Payment on Recalled Share Options	(10,407)
Proceeds from Sale of Membership Units	294,698
Purchase of Membership Units	(294,698)
Distributions to Members	(840,906)
Net Cash Used in Financing Activities	(1,282,822)

Net Increase (Decrease) in Cash and Cash Equivalents	1,597,114

Cash and Cash Equivalents, Beginning of Year	570,684

Cash and Cash Equivalents, End of Period	$2,167,798

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$125,471

See accompanying notes and accountant's report.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on September 28, 1998 under the laws of the State of Florida. The Company reorganized on June 30, 2011 under the laws of the State of Delaware. The Company manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Customers consist primarily of industrial original equipment manufacturers serving diverse markets including medical, orthodontic, and telecommunications.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. On March 31, 2012, the Company had demand deposits totaling $2,167,798 with a single bank. The cash is held in accounts that are covered by the FDIC up to $250,000.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $60,500 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $126,208 has been reserved as of March 31, 2012.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that was acquired with the prior year purchase of the assets of Injectamax, Inc. for impairment and has determined that goodwill and other intangibles are not impaired.

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of March 31, 2012, the Company had $108,202 of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of March 31, 2012, the Company has incurred costs of $105,097 related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the 9 month period ended March 31, 2012, the Company incurred $634,646 for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax returns for the years ending June 30, 2009 through June 30, 2011 are open to examination by federal and state authorities.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the 9 months ended March 31, 2012 was $38,811.

Date of Management’s Review

Subsequent events have been evaluated through May 31, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories, net at March 31, 2012 consisted of the following:

Raw Materials and Supplies	$490,179
Work In Process	969,952
Finished Goods	409,345
Reserve for Obsolescence	(126,208)

$1,743,268

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Building and Improvements	$2,091,773
Machinery and Equipment	6,421,525
Office Equipment	440,986
Software	18,849
Automobiles	36,200
Construction in Process	448,347
9,457,680
Less: Accumulated Depreciation	5,537,988

$3,919,692

Depreciation expense for the period ended March 31, 2012 was $430,810.

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012 consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 6.5%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$769,444

Note payable to bank; collateralized by building and equipment; due in monthly principal and interest payments of $33,075 with interest at 4.75%; balance due December 2015.	1,359,043

2,128,487
Less: Current Portion	(402,692)

Total Long-Term Debt Less Current Portion	$1,725,795

Maturities on notes payable at March 31, 2012 are as follows:

2013	$402,692
2014	423,652
2015	445,721
2016	369,363
2017	82,799
2018 – 2022	404,260

$2,128,487

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE E –LINES OF CREDIT

The Company has an operating line of credit of up to $750,000, due November, 2012, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory, and an equipment line of credit of up to $1,000,000, due November 2012, bearing interest at 5.00%, which is collateralized by equipment. At March 31, 2012, the outstanding balance on the lines of credit was $0.

NOTE F - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $104,671 for the 9 months ended March 31, 2012.

Profit Sharing Plan

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company’s contributions are based on amounts established at the discretion of the Board. For the 9 months ended March 31, 2012 expense of $332,447 was accrued or paid to eligible employees.

NOTE G – CONTINGENT LIABILITIES

During 2011, the Company guaranteed two loans of Quadrant Metals Technologies LLC. Quadrant Metals Technologies LLC is an owner of the Company. The outstanding loan balances as of March 31, 2012 were $1,227,932 and $749,938.

During 2011, the Company guaranteed a loan of General Flange & Forge LLC. General Flange & Forge LLC is related to the Company through common ownership. The outstanding loan balance as of March 31, 2012 was $2,471,374.

During 2011, the Company guaranteed a loan of Tubefit LLC. Tubefit LLC is related to the Company through common ownership. The outstanding loan balance as of March 31, 2012 was $600,000.

NOTE H - COMMITMENTS

The Company leases land under noncancellable operating lease agreements expiring on October 31, 2014. The Company has the options to renew each lease for ten consecutive terms of five years each.

At March 31, 2012, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2013	$95,159
2014	97,776
2015	58,465

$251,400

Rent expense for the 9 months ended March 31, 2012 was $59,761.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE I– SHARE OPTION PLANS

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of March 31, 2012, 390 share options have been granted and exercised under the 2006 Plan.

At March 31, 2012 the balance of notes receivable related to the financed option purchase was $302,770. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $115,000.

NOTE J – RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as FloMet LLC. As of March 31, 2012, the company owed $50,000 to Quadrant Management Inc.

During 2011, the Company loaned money to General Flange and Forge LLC. General Flange & Forge LLC and FloMet LLC have similar principal shareholders. The outstanding balance at March 31, 2012 was $22,553.

During 2011 and 2012, the Company loaned money to Tubefit LLC. Tubefit LLC and FloMet LLC have similar principal shareholders. The outstanding balance at March 31, 2012 was $52,104.

During 2011 and 2012, the Company loaned money to its parent company Quadrant Metals Technologies LLC. The outstanding balance at March 31, 2012 was $153,804.

FloMet LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE J – RELATED PARTY TRANSACTIONS (continued)

During the period ending March 31, 2012, FloMet LLC redeemed membership units owned by certain members and sold them to Quadrant Management, Inc. Quadrant Management Inc. has similar majority ownership as FloMet LLC. The total purchase/selling price of the membership units was $392,931. The total amount receivable from Quadrant Management, Inc. as of March 31, 2012 was $98,232. The total amount due to the former members as of March 31, 2012 was $98,233.

During the period ending March 31, 2012, FloMet LLC loaned its president $302,770. The balance due to FloMet LLC as of March 31, 2012 was $302,770.

FloMet LLC

Audited Financial Statements

Years Ending June 30, 2011 and 2010

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

James H. Dreggors, CPA	1006 N. Woodland Boulevard	Members:
Ann J. Rigsby, CPA/PFS/CFP™	DeLand, Florida 32720	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-3398	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Telephone: 386-734-9441	Florida Institute of Certified Public
Robin C. Lennon, CPA	Fax: 386-738-5351	Accountants
John A. Powers, CPA	E-mail: drtcpa@drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	Web: drtcpa.com	the CPAlliance.. network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated August 17, 2011 relating to our audit of the financial statements of FloMet LLC for the years ending June 30, 2011 and June 30, 2010.

DeLand, Florida

July 16, 2012

“Providing valued financial services for your personal and business needs.”

DREGGORS, RIGSBY & TEAL, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -
- REGISTERED INVESTMENT ADVISOR -

 1006 N. Woodland Boulevard

James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA	the CPAlliance. network

To the Members

FloMet LLC

We have audited the balance sheets of FloMet LLC as of June 30, 2011 and 2010, and the related statements of income, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FloMet LLC as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Dreggors, Rigsby & Teal, P.A.

August 17, 2011

"Providing valued financial services for your personal and business needs."

FloMet LLC
Balance Sheets
June 30, 2011 and 2010 (audited)

	2011	2010
Assets

Current Assets
Cash and Cash Equivalents	570,684	$2,429,702
Accounts Receivable, Net of Allowance for Doubtful Accounts of $41,000 in 2011 and $41,000 in 2010	1,954,796	1,311,758
Due from Related Party	75,975	8,622
Due from Member	6,572	7,744
Inventories, Net of Reserve for Obsolescence of $170,000 in 2011 and $100,000 in 2010	1,824,097	1,160,715
Prepaid Expenses and Other Assets	604,012	465,417
Total Current Assets	5,036,136	5,383,958

Plant and Equipment, Net of Accumulated Depreciation of $5,107,178 in 2011 and $4,560,808 in 2010	3,883,914	3,678,320

Long-Term Assets
Goodwill	1,749,293
Other Long-Term Assets	60,956	37,000
Total Long-Term Assets	1,810,249	37,000

Total Assets	10,730,299	$9,099,278

Liabilities and Members’ Equity

Current Liabilities
Current Portion of Long-Term Debt	534,794	$435,633
Line of Credit Payable	700,000
Accounts Payable	408,999	352,697
Accrued Payroll and Related Liabilities	330,203	270,584
Other Accrued Expenses	155,077	124,607
Due to Related Party	150,000	-
Unearned Mold Income	197,114	104,861
Total Current Liabilities	2,476,187	1,288,382

Long-Term Liabilities
Long-Terra Debt, Net of Current Portion	1,618,188	1,569,914
Total Long-Term Liabilities	1,618,188	1,569,914

Members’ Equity, 20,000 Shares Authorized, 12,880 and 12,864
Issued and Outstanding, Respectively	6,635,924	6,240,982

Total Liabilities and Members’ Equity	10,730,299	$9,099,278

See accompanying notes and accountant’s report.

FloMet LLC
Statements of Income
For the Years Ended June 30, 2011 and 2010 (audited)

	2011	2010

Net Sales	$13,752,051	$12,420,775

Cost of Sales	9,324,358	7,376,524

Gross Profit	4,427,693	5,044,251

Selling, General and Administrative Expenses	2,916,605	3,024,167

Income from Operations	1,511,088	2,020,084

Other Income (Expense)

Interest Income	8,104	7,621
Interest Expense	(191,382)	(150,989)
Other Income (Expense)		3,251
Total Other Income (Expense)	(183,278)	(140,117)

Net Income	1,327,810	$1,879,967

See accompanying notes and accountant’s report.

FloMet LLC
Statements of Members’ Equity
For the Years Ended June 30, 2011 and 2010 (audited)

	Membership Shares	Members’ Equity	Share Options	Notes Receivable	Total

Balance, June 30, 2009	$12,848	$5,643,721	$343,691	$(219,960)	$5,767,452

Issuance of Share Options			52,020	(41,616)	10,404

Payments on Notes Receivable				10,087	10,087

Payment and Exercise of Share Options Issued	16	12,608	(12,608)

Net Income		1,879,967			1,879,967

Distributions		(1,426,928)			(1,426,928)

Balance, June 30, 2010	12,864	6,109,368	383,103	(251,489)	6,240,982

Issuance of Share Options

Payments on Notes Receivable				19,971	19,971

Payment and Exercise of Share Options Issued	16	12,608	(12,608)

Net Income		1,327,810			1,327,810

Distributions		(952,839)			(952,839)

Balance, June 30, 2011	$12,880	6,496,947	$370,495	$ (23 I ,518)	$6,635,924

See accompanying notes and accountant’s report.

FloMet LLC
Statements of Cash Flows
For the Years Ended June 30, 2011 and 2010 (audited)

	2011	2010
Cash Flows from Operating Activities
Net Income	1,327,810	$1,879,967
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	546370	530,568
(Increase) Decrease in Assets
Accounts Receivable	(643,038)	1,096,627
Due from Related Party	(67,353)	1,116
Due from Member	1,172	6,136
Inventory	(663,382)	(11,319)
Prepaid Expenses and Other Assets	(138,595)	(148,692)
Other Long-Term Assets	(23,956)
Increase (Decrease) in Liabilities
Accounts Payable	56,302	29,255
Accrued Payroll and Related Liabilities	59,619	(180,085)
Other Accrued Expenses	30,470	(5,738)
Due to Related Party	150,000	-
Unearned Mold Income	92,253	53,173
Net Cash Provided by Operating Activities	727,672	3,251,008

Cash Flows from Investing Activities
Purchase of Goodwill	(1,749,293)
Investment in Plant and Equipment	(751,964)	(685,423)
Net Cash Used by Investing Activites	(2,501,257)	(685,423)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(563,039)	(358,985)
Proceeds from Issuance of Long-Term Debt	1,410,475	532,466
Proceeds from Member Shares Issued	19,970	20,491
Purchase of Membership Shares		(61,615)
Distributions to Members	(952,839)	(1,426,928)
Net Cash Used in Financing Activities	(85,433)	(1,294,571)

Net Increase (Decrease) in Cash and Cash Equivalents	(1,859,018)	1,271,014

Cash and Cash Equivalents, Beginning of Year	2,429,702	1,158,688

Cash and Cash Equivalents, End of Year	570,684	$2,429,702

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	191,465	$150,989

See accompanying notes and accountant’s report.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of FloMet LLC (the Company), which affect significant elements of the accompanying financial statements.

Organization

The Company is a limited liability company organized on September 28, 1998 under the laws of the State of Florida. The Company reorganized on June 30, 2011 under the laws of the State of Delaware. The Company manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Customers consist primarily of industrial original equipment manufacturers serving diverse markets including medical, orthodontic, and telecommunications.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. On June 30, 2011, the Company had demand deposits totaling $570,684 with a single bank. The cash is held in accounts that are covered by the FDIC Transaction Account Guarantee Program. The Company has no cash uninsured by the FDIC.

Inventories

Inventories are stated at the lower of average cost or market value.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do riot improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the years ended June 30, 2011 and 2010 was $546,370 and $530,568, respectively.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or lair value less costs to sell.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2011 and 2010, the Company had $197,114 and $104,861, respectively, of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2011 and 2010, the Company has incurred costs of $105,600 and $376,675, respectively, related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the years ended June 30, 2011 and 2010, the Company incurred $1,102,000 and $980,000, respectively, for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income ’Faxes

No provision for income taxes has been recorded in the financial statements as Members are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Distributions

For the years ended June 30, 2011 and 2010, the Board of Managers (the Board) approved cash distributions of $952,656 and $1,426,928, respectively, to the Members.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the years ended June 30, 2011 and 2010, was $71,517 and $80,669, respectively.

Date of Management’s Review

Subsequent events have been evaluated through August 17, 2011, which is the date the financial statements were available to be issued.

NOTE B — ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers’ tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

During the year ended June 30, 2011 and 2010, the Company derived approximately 57 and 60 percent, respectively, of its total net sales from three customers. At June 30, 2011 and 2010, receivables totaling approximately $914,128 and $628,500, respectively, were from these three customers.

NOTE C - INVENTORY

Inventories, net at June 30, 20 11 and 2010 consisted of the following:

	2011	2010

Raw Materials and Supplies	$579,331	$185,117
Work In Process	762,081	374,802
Finished Goods	435,386	433,197
Spare Parts	217,299	267,599
Reserve for Obsolescence	(170,000)	(100,000)

	$1,824,097	$1,160,715

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE D — PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 and 2010, consisted of the following:

	2011	2010

Building and Improvements	$2,070,076	$2,070,076
Machinery and Equipment	6,760,624	6,056,635
Construction in Process	160,392	112,417
	8,991,092	8,239,128
Less: Accumulated Depreciation	5,107,178	4,560,808

	$3,883,914	$3,678,320

NOTE E — LONG-TERM DEBT

Long-term debt payable at June 30, 2011, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$810,830

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	232,280

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	526,757

Note payable to bank with maximum draws of $500,000; collateralized by equipment; payable in interest only payments at 5.00% until January 2012, followed by principal and interest payments calculated based on the final loan draw at 6.50%; balance due December, 2015.	126,494

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of 10,362 with interest at 6.00%; balance due December 2015.	456,621

2,152,982
Less: Current Portion	(534,794)
Total Long-Term Debt Less Current Portion	$1,618,188

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE E — LONG-TERM DEBT (continued)

Maturities on notes payable at June 30, 2011, are as follows:

2012	$534,794
2013	339,270
2014	363,442
2015	301,664
2016	108,437
2017- 2021	445,817
2022	59,558

$2,152,982

NOTE F —LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2011, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory. At June 30, 2011, the outstanding balance on the line of credit was $700,000. This amount has been included in Note E - Long-Term Debt above.

NOTE G — CONTINGENT LIABILITIES

During 2011, the Company guaranteed two loans of Quadrant Metals Technologies LLC. Quadrant Metals Technologies LLC is related to the Company through common ownership. The outstanding loan balances as of June 30, 2011 were $1,447,606 and $884,108.

During 2011, the Company guaranteed a loan of General Flange & Forge LLC, General Flange & Forge LLC is related to the Company through common ownership. The outstanding loan balance as of June 30, 201 I was $2,870,946.

NOTE H — RETIREMENT PLANS

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $155,948 and $154,067 for the years ended June 30, 2011 and 2010, respectively.

NOTE I — mom SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan, The Company’s contributions are based on amounts established at the discretion of the Board. The Company’s contributions to this plan for the years ended June 30, 2011 and 2010 were $114,795 and $89,635, respectively.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE J - COMMITMENTS

The Company leases land under non-cancellable operating lease agreements expiring on October 31, 2014. The Company has the options to renew each lease for ten consecutive terms of five years each.

At June 30, 2011, future rental commitments in excess of one year under non-cancellable operating leases were as follows:

2012	$84,419
2013	86,978
2014	89,608
2015	33,600

294,605

Rent expenses were $96,456 and $79,825 for the years ended June 30, 2011 and 2010, respectively.

NOTE K — SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel, The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2011, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee’s expiration dates by four years. The options also expire upon the optionee’s termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2011, the balance of notes receivable related to financed option purchases was $41,616. Payments on the notes receivable are to be made from incentive compensation earned by the optionee, la the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

If the optionee’s employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent compounded annually. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE K — SHARE OPTION PLANS (continued)

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the BlackScholes option pricing model.

The following assumptions were made in estimating the minimum value for the initial 446 shares granted in July, 2000: risk free rate of 6.34% in 2000, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $96,000.

The following assumptions were made in estimating the minimum value for the additional 90 shares granted in November, 2008: risk free rate of $4.24% in 2008, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined in the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been $-0-.

2006 Share Option Plan

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EB1IDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method, The value of each option granted is estimated using the BlackScholes option pricing model.

As of June 30, 2011, 390 share options have been granted under the 2006 Plan, of which 234 have been exercised, and 156 are exercisable. Options granted under the 2006 Plan vest on the following vesting schedule: (i) beginning on July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (ii) beginning on the date that is one year after July I, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iii) beginning on the date that is two years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE K — SHARE OPTION PLANS (continued)

At June 30, 2011 the balance of notes receivable related to financed option purchase was $189,905. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

If the optionee’s employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder’s options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-1030, the net income would have been as follows:

Net Income	2011	2010
As Reported	$1,327,810	$1,879,967
Proforma	$1,327,810	$1,870,030

FloMet LLC
Notes to Financial Statements
June 30, 2011 (audited)

NOTE L — RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services, Quadrant Management Inc. has similar majority ownership as FloMet LLC. The company incurred $200,000 in fees during the year ending June 30, 2011. As of June 30, 2011, the company owed $150,000 to Quadrant Management Inc.

During 2011 and 2010, the Company loaned money to Tekna Seal LLC. Tekna Seal LLC and FloMet LLC have similar principal shareholders. The outstanding balance at June 30, 2011 and 2010 was $9,723 and $8,622, respectively.

FloMet LLC

Audited Financial Statements

Years Ending June 30, 2010 and 2009

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

James H. Dreggors, CPA	1006 N. Woodland Boulevard	Members:
Ann J. Rigsby, CPA/PFS/CFP™	DeLand, Florida 32720	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-3398	Certified Public Accountants
Ronald J. Cantlay, CPA/CFP™	Telephone: 386-734-9441	Florida Institute of Certified Public
Robin C. Lennon, CPA	Fax: 386-738-5351	Accountants
John A. Powers, CPA	E-mail: drtcpa@drtcpa.com	The Financial Planning Association
Charles E. Riley, CPA	Web: drtcpa.com	the CPAlliance.. network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated August 10, 2010 relating to our audit of the financial statements of FloMet LLC for the years ending June 30, 2010 and June 30, 2009.

DeLand, Florida

July 16, 2012

“Providing valued financial services for your personal and business needs.”

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

	1006 N. Woodland Boulevard, Suite A	Members:
James H. Dreggors, CPA*	DeLand, Florida 32720	AmericanInstitute of
Ann J. Rigsby, CPA*/CFP™	Telephone: 386-734-3398	certified Public Accountants
Parke S. Teal, CPA/*PFS	Telephone: 386-734-9441	Florida Institute of Certified Public
Ronald J. Cantlay, CPA*/CFP™	Fax: 386-738-5351	Accountants
Robin C. Lennon, CPA*	E-mail: drtcpa@drtcpa.com	Financial Planning Association
John A. Powers, CPA*	Web: drtcpa.com	——
Regulated By
State of Florida

To the Members

FloMet LLC

We have audited the balance sheets of FloMet LLC as of June 30, 2010 and 2009, and the related statements of income, members' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FloMet LLC as of June 30, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

 Dreggors, Rigsby & Teal, P.A.

August 20,2010

"Providing valued financial services for your personal and business needs."

FloMet LLC

Balance Sheets

June 30, 2010 and 2009 (audited)

	2010	2009
Assets

Current Assets
Cash and Cash Equivalents	$2,429,702	$1,158,688
Accounts Receivable, Net of Allowance for Doubtful Accounts of $41,000 in 2010 and $65,000 in 2009	1,311,758	2,408,385
Due from Related Party	8,622	9,738
Due from Member	7,744	13,880
Inventories, Net of Reserve for Obsolescence of $100,000 in 2010 and $40,000 in 2009	1,160,715	1,149,396
Prepaid Expenses and Other Assets	465,417	316,725
Total Current Assets	5,383,958	5,056,812

Plant and Equipment, Net of Accumulated Depreciation of $4,560,808 in 2010 and $4,065,236 in 2009	3,678,320	3,523,466

Other Long-Term Assets	37,000	37,000

Total Assets	$9,099,278	$8,617,278

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$435,633	$286,906
Accounts Payable	352,697	323,442
Accrued Payroll and Related Liabilities	270,584	450,669
Other Accrued Expenses	124,607	130,345
Unearned Mold Income	104,861	51,688
Current Portion of Note Payable to Former Member	-	61,616
Total Current Liabilities	1,288,382	1,304,666

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,569,914	1,545,160
Total Long-Term Liabilities	1,569,914	1,545,160

Members' Equity, 20,000 Shares Authorized, 12,864 and 12,848 Issued and Outstanding, Respectively	6,240,982	5,767,452

Total Liabilities and Members' Equity	$9,099,278	$8,617,278

See accompanying notes and accountant's report.

FloMet LLC

Statements of Income

For the Years Ended June 30, 2010 and 2009 (audited)

	2010	2009

Net Sales	$12,420,775	$15,499,394

Cost of Sales	7,376,524	8,148,187

Gross Profit	5,044,251	7,351,207

Selling, General and Administrative Expenses	3,024,167	2,879,168

Income from Operations	2,020,084	4,472,039

Other Income (Expense)
Interest Income	7,621	4,404
Interest Expense	(150,989)	(154,114)
Other Income (Expense)	3,251	623
Total Other Income (Expense)	(140,117)	(149,087)

Net Income	$1,879,967	$4,322,952

See accompanying notes and accountant's report.

FloMet LLC

Statements of Members' Equity

For the Years Ended June 30, 2010 and 2009 (audited)

	Membership	Members'	Share	Notes
	Shares	Equity	Options	Receivable	Total

Balance, June 30, 2008	12,832	$3,722,544	$237,533	$(152,020)	$3,808,057

Issuance of Share Options	-	-	118,766	(95,012)	23,754

Payments on Notes Receivable	-	-	-	27,072	27,072

Payment and Exercise of Share Options Issued	16	12,608	(12,608)	-	-

Net Income	-	4,322,952	-	-	4,322,952

Distributions	-	(2,414,383)	-	-	(2,414,383)

Balance, June 30, 2009	12,848	5,643,721	343,691	(219,960)	5,767,452

Issuance of Share Options	-	-	52,020	(41,616)	10,404

Payments on Notes Receivable	-	-	-	10,087	10,087

Payment and Exercise of Share Options Issued	16	12,608	(12,608)	-	-

Net Income	-	1,879,967	-	-	1,879,967

Distributions	-	(1,426,928)	-	-	(1,426,928)

Balance, June 30, 2010	12,864	$6,109,368	$383,103	$(251,489)	$6,240,982

See accompanying notes and accountant's report.

FloMet LLC

Statements of Cash Flows

For the Years Ended June 30, 2010 and 2009 (audited)

	2010	2009

Cash Flows from Operating Activities
Net Income	$1,879,967	$4,322,952
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	530,568	423,546
Net (Gain) Loss on Investments	-	2,763
(Increase) Decrease in Assets
Accounts Receivable	1,096,627	(295,370)
Due from Related Party	1,116	(9,738)
Due from Member	6,136	(4,550)
Inventory	(11,319)	(68,563)
Prepaid Expenses and Other Assets	(148,692)	(143,284)
Increase (Decrease) in Liabilities
Accounts Payable	29,255	104,651
Accrued Payroll and Related Liabilities	(180,085)	(183,305)
Other Accrued Expenses	(5,738)	(5,243)
Unearned Mold Income	53,173	(147,400)
Other Long-Term Liabilities	-	(20,916)
Net Cash Provided by Operating Activities	3,251,008	3,975,543

Cash Flows from Investing Activities
Proceeds from Disposition of Investments	-	18,153
Investment in Plant and Equipment	(685,423)	(677,759)
Net Cash Used by Investing Activites	(685,423)	(659,606)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(358,985)	(579,617)
Proceeds from Issuance of Long-Term Debt	532,466	526,664
Proceeds from Member Shares Issued	20,491	50,826
Purchase of Membership Shares	(61,615)	(165,577)
Distributions to Members	(1,426,928)	(2,414,383)
Net Cash Used in Financing Activities	(1,294,571)	(2,582,087)

Net Increase (Decrease) in Cash and Cash Equivalents	1,271,014	733,850

Cash and Cash Equivalents, Beginning of Year	1,158,688	424,838

Cash and Cash Equivalents, End of Year	$2,429,702	$1,158,688

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$150,989	$163,773

Long-Term Debt Refinanced	$-	$1,764,932

See accompanying notes and accountant's report.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of FloMet LLC (the Company), which affect significant elements of the accompanying financial statements.

Organization

FloMet is a limited liability company organized on September 28, 1998 under the laws of the State of Florida. The Company manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Customers consist primarily of industrial original equipment manufacturers serving diverse markets including medical, orthodontic, and telecommunications.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $2,429,702 with a single bank. The cash is held in accounts that are covered by the FDIC Transaction Account Guarantee Program. The Company has no cash uninsured by the FDIC.

Inventories

Inventories are stated at the lower of average cost or market value.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the years ended June 30, 2010 and 2009 was $530,568 and $423,546, respectively.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2010 and 2009, the Company had $104,861 and $51,688, respectively, of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2010 and 2009, the Company has incurred costs of $376,675 and $61,705, respectively, related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the years ended June 30, 2010 and 2009, the Company incurred $980,000 and $689,087, respectively, for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company's financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management's opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as Members are required to report their share of the Company's earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company's accounting policy is to exclude these taxes from revenues and cost of sales.

Distributions

For the years ended June 30, 2010 and 2009, the Board of Managers (the Board) approved cash distributions of $1,426,928 and $2,414,383 respectively, to the Members.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the years ended June 30,2010 and 2009, was $80,669 and $36,811, respectively.

Date of Management's Review

Subsequent events have been evaluated through August 20, 2010, which is the date the financial statements were available to be issued.

NOTE B - ACCOUNTS RECEIVABLE

During the year ended June 30, 2010 and 2009, the Company derived approximately 60 and 68 percent, respectively, of its total net sales from three customers. At June 30, 2010 and 2009, receivables totaling approximately $628,500 and $1,658,000, respectively, were from these three customers.

At June 30, 2010, net sales of approximately $9,610,000 and $1,784,000 and receivables aggregating approximately $979,000 and $375,000 were related to contracts with companies involved in medical and dental industries, respectively. At June 30, 2009, net sales of approximately $9,573,000 and $3,732,000 and receivables aggregating approximately $1,546,000 and $796,000 were related to contracts with companies involved in medical and dental industries, respectively.

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers' tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

NOTE C - INVENTORY

Inventories, net at June 30, 2010 and 2009 consisted of the following:

	2010	2009
Raw Materials and Supplies	$185,117	$164,492
Work In Process	374,802	442,661
Finished Goods	433,197	303,153
Spare Parts	267,599	279,090
Reserve for Obsolescence	(100,000)	(40,000)
	$1,160,715	$1,149,396

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE D - PLANT AND EQUIPMENT

Plant and equipment at June 30, 2010 and 2009, consisted of the following:

	2010	2009
Building and Improvements	$2,070,076	$1,980,234
Machinery and Equipment	6,169,052	5,608,468
	8,239,128	7,588,702
Less: Accumulated Depreciation	4,560,808	4,065,236
	$3,678,320	$3,523,466

NOTE E - LONG-TERM DEBT

Long-term debt payable at June 30, 2010, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$859,260

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	492,810

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	653,477
2,005,547
Less: Current Portion	(435,633)

Total Long-Term Debt Less Current Portion	$1,569,914

Maturities on notes payable at June 30, 2010, are as follows:

2011	$435,633
2012	420,871
2013	203,714
2014	219,750
2015	149,423
2016-2020	413,414
2021-2022	162,742
$2,005,547

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE F - LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2010, bearing interest at 5.5%, which is collateralized by accounts receivable and inventory. At June 30, 2010, there was no outstanding balance on the line of credit.

The Company has an available line of credit of up to $800,000, due December, 2015, bearing interest at 5.5%, which is collateralized by equipment purchased with the line of credit. At June 30, 2010, there was no outstanding balance on the line of credit.

NOTE G - RETIREMENT PLANS

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $154,067 and $170,124 for the years ended June 30, 2010 and 2009, respectively.

NOTE H - PROFIT SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company's contributions are based on amounts established at the discretion of the Board. The Company's contributions to this plan for the years ended June 30, 2010 and 2009 were $89,635 and $449,518, respectively.

NOTE I - COMMITMENTS

The Company leases land under noncancellable operating lease agreements expiring on October 31, 2014. The Company has the options to renew each lease for ten consecutive terms of five years each.

At June 30, 2010, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2011	$81,928
2012	84,419
2013	86,978
2014	89,608
2015	33,600

$376,533

Rent expenses were $79,825 and $76,905 for the years ended June 30, 2010 and 2009, respectively.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE J – SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel. The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2010, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee's expiration dates by four years. The options also expire upon the optionee's termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2010, the balance of notes receivable related to financed option purchases was $47,668. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent compounded annually. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

The following assumptions were made in estimating the minimum value for the initial 446 shares granted in July, 2000: risk free rate of 6.34% in 2000, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $96,000.

The following assumptions were made in estimating the minimum value for the additional 90 shares granted in November, 2008: risk free rate of $4.24% in 2008, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined in the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been $-0-.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE J – SHARE OPTION PLANS(continued)

2006 Share Option Plan

During April 2006, the Board adopted its 2006 incentive share option plan (the 2006 Plan) to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company. The Company reserved 390 of its authorized shares to be subject to option.

Under the 2006 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months multiplied by a fraction, the numerator of which shall be the number of shares subject to the option and the denominator of which shall be the number of outstanding shares on the date the option was granted.

The Company applies FASB ASC 718-10-30-22 in accounting for options issued to employees, which is referred to as the intrinsic value method. The value of each option granted is estimated using the Black-Scholes option pricing model.

As of June 30, 2010, 390 share options have been granted under the 2006 Plan, of which 234 have been exercised, and 156 are exercisable. Options granted under the 2006 Plan vest on the following vesting schedule: (i) beginning on July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (ii) beginning on the date that is one year after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iii) beginning on the date that is two years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

At June 30, 2010 the balance of notes receivable related to financed option purchase was $203,824. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

FloMet LLC

Notes to Financial Statements

June 30, 2010 (audited)

NOTE J – SHARE OPTION PLANS(continued)

If the optionee's employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12-month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder's options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the net income would have been as follows:

Net Income	2010	2009
As Reported	$1,879,967	$4,322,952
Proforma	$1,870,030	$4,299,927

NOTE K - RELATED PARTY TRANSACTIONS

In August 2007, the Company purchased 55 shares from a member of the Company for $158,047. Under the terms of the note, 25% of the purchase price was paid at closing, and the balance bears interest at the Company's lender's prime rate plus 1% with the principal balance of the note and interest being due and payable in two consecutive equal installments commencing on the date of one year after the closing of the note. The outstanding balance at June 30, 2010 and 2009 was $0 and $61,616, respectively.

In March 2009, the Company loaned a member of the Company $15,989. This note bears interest at 8.00% per annum and is due and payable in full in September 2009. The note was paid off in full.

During 2010 and 2009, the Company loaned money to Tekna Seal LLC. Tekna Seal LLC and FloMet LLC have similar principal shareholders. The outstanding balance at June 30, 2010 and 2009 was $8,622 and $9,738, respectively.

General Flange & Forge LLC

Reviewed Financial Statements

For the 9 Months Ending March 31, 2012 (unaudited)

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

General Flange & Forge LLC

Huntingdon Valley, PA

We have reviewed the accompanying balance sheet of General Flange & Forge LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 31,2012

"Providing valued financial services for your personal and business needs."

General Flange & Forge LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$416,440
Accounts Receivable, Net	1,017,728
Other Receivables	9,622
Due from Related Party	606,170
Inventories, Net	1,598,761
Prepaid Expenses and Other Assets	29,309
Total Current Assets	3,678,030

Plant and Equipment, Net	498,287

Other Long-Term Assets
Lease Deposit	12,000
Deferred Loan Costs, Net	19,023
Organizational Costs, Net	123,747
Goodwill	1,711,763
Total Other Long-Term Assets	1,866,533

Total Assets	$6,042,850

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$562,228
Accounts Payable	191,964
Accrued Payroll and Related Liabilities	128,799
Due to Related Party	147,553
Total Current Liabilities	1,030,544

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	1,909,146
Total Long-Term Liabilities	1,909,146

Members' Equity	3,103,160

Total Liabilities and Members' Equity	$6,042,850

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Statement of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Net Sales	$6,079,016

Cost of Sales	4,028,670

Gross Profit	2,050,346

Selling, General and Administrative Expenses	1,277,947

Income from Operations	772,399

Other Income (Expense)
Interest Expense	(122,438)
Interest Income	6,635
Loss on Disposal of Asset	(26,964)
Total Other Income (Expense)	(142,767)

Net Income	$629,632

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Statement of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

	Membership	Members'
	Shares	Equity

Balance, June 30, 2011	25,000	$2,473,528

Net Income		629,632

Balance, March 31, 2012	25,000	$3,103,160

Member Units, Par value $1 per Unit; 25,000 authorized, issued, and outstanding

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income	$629,632
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	70,398
Amortization	26,493
Loss on Disposal of Asset	26,964
(Increase) Decrease in Assets
Accounts Receivable	(117,627)
Other Receivables	(9,622)
Inventory	507,913
Prepaid Expenses and Other Assets	(14,785)
Increase (Decrease) in Liabilities
Accounts Payable	42,351
Accrued Payroll and Related Liabilities	87,492
Due to Related Party	(110,481)
Net Cash Provided by Operating Activities	1,138,728

Cash Flows from Investing Activities
Loan to Related Party	(581,170)
Purchases of Furniture and Equipment	(34,200)
Net Cash Used in Investing Activities	(615,370)

Cash Flows from Financing Activities
Payments on Long-Term Debt	(399,572)
Net Cash Used in Financing Activities	(399,572)

Net Increase (Decrease) in Cash and Cash Equivalents	123,786

Cash and Cash Equivalents, Beginning of Year	292,654

Cash and Cash Equivalents, End of Period	$416,440

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$122,438

See accompanying notes and accountants' review report.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

General Flange & Forge LLC is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company is located in Pennsylvania and manufactures domestic flanges in carbon steel, stainless steel and alloys.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $415,990 with a single bank. The cash is held in accounts that are fully covered by the FDIC.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $9,092 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $10,000 has been reserved as of March 31, 2012.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax return for the year ending June 30, 2011 is open to examination by federal and state authorities.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the nine months ended March 31, 2012 was $150.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Date of Management’s Review

Subsequent events have been evaluated through May 31, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories at March 31, 2012 consisted of the following:

Raw Materials and Supplies	$574,154
Work In Process	679
Finished Goods	1,033,928
Reserve for Obsolescence	(10,000)

$1,598,761

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Machinery and Equipment	$445,560
Office Furniture and Equipment	46,397
Auto and Truck	89,411
Leasehold Improvements	3,475
584,843
Less: Accumulated Depreciation	(86,556)
$498,287

Depreciation expense for the nine months ended March 31, 2012 was $70,398.

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012, consisted of the following:

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	$2,471,374

Maturities on notes payable at March 31, 2012, are as follows:

2013	$562,228
2014	597,099
2015	634,132
2016	677,915

$2,471,374

NOTE E - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $2,612 for the nine months ended March 31, 2012.

Incentive Plan

The Company implemented an incentive plan effective July 1, 2011. Cash incentive discretionary contributions will be made based on a percentage of company earnings. For the nine months ended March 31, 2012 expense of $77,694 was accrued or paid to eligible employees.

NOTE F - COMMITMENTS

The Company leases a building under a noncancellable operating lease agreement expiring on June 30, 2012.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

At March 31, 2012, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2013	$31,451
2014	822

$32,273

General Flange & Forge LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE F – COMMITMENTS (continued)

Rent expense was $102,950 for the nine months ending March 31, 2012.

NOTE G – RELATED PARTY TRANSACTIONS

During the year, the Company loaned money to Quadrant Metals Technologies LLC. Quadrant Metals Technologies LLC is the majority owner of General Flange & Forge LLC. The amount loaned to Quadrant Metals Technologies LLC in the nine months ending March 31, 2012 was $455,324. The balance owed to General Flange & Forge LLC as of March 31, 2012 was $480,324.

Certain organizational expenses, legal and administrative expenses related to the Company were paid by FloMet LLC. FloMet LLC has similar owners as General Flange & Forge LLC. The total expenses paid by FloMet LLC in the nine months ending March 31, 2012 were $108,924. The total amount owed to FloMet LLC as of March 31, 2012 was $22,553.

The Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership as General Flange & Forge LLC. The Company incurred $200,000 in fees during the year ending June 30, 2011. As of March 31, 2012, the Company owed $125,000 to Quadrant Management Inc.

During the year, the company loaned money to TubeFit LLC. TubeFit LLC has similar owners as General Flange & Forge LLC. The total expenses paid by TubeFit LLC in the nine months ending March 31, 2012 were $125,846. The total amount owed to Tubefit LLC as of March 31, 2012 was $125,846. During the year the Company sold products to TubeFit LLC in the ordinary course of business. The amount sold in the nine months ending March 31, 2012 was $59,412 and is included in accounts receivable at March 31, 2012.

General Flange & Forge Corporation

Reviewed Financial Statements

For the 3 Months Ending March 31, 2011

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountant’s Review Report

To the Stockholders

General Flange & Forge Corporation

Huntingdon Valley, PA

We have reviewed the accompanying balance sheet of General Flange & Forge Corporation (an S Corporation) as of March 31, 2011 and the related statements of income, owners' equity and cash flows for the quarter then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.

Certified Public Accountants

June 25, 2012

“Providing valued financial services for your personal and business needs.”

General Flange & Forge Corporation

Balance Sheet

March 31, 2011 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$357,819
Accounts Receivable, Net	920,212
Inventories, Net	2,230,921
Prepaid Expenses and Other Assets	30,960
Total Current Assets	3,539,912

Plant and Equipment, Net	207,021

Other Long-Term Assets
Lease Deposit	12,095
Total Other Long-Term Assets	12,095

Total Assets	$3,759,028

Liabilities and Members' Equity

Current Liabilities
Accounts Payable	$120,098
Accrued Payroll and Related Liabilities	25,077
Total Current Liabilities	145,175

Equity
Capital Stock	10,720
Additional Paid In Capital	289,916
Retained Earnings	3,313,217
Total Equity	3,613,853

Total Liabilities and Equity	$3,759,028

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Statement of Income

For the Quarter Ended March 31, 2011 (unaudited)

Net Sales	$1,686,680

Cost of Sales	1,070,438

Gross Profit	616,242

Selling, General and Administrative Expenses	318,427

Net Income	$297,815

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Statement of Owners' Equity

For the Quarter Ended March 31, 2011 (unaudited)

		Additional
	Capital	Paid-in	Retained
	Stock	Capital	Earnings

Balance, December 31, 2010	$10,720	$289,916	$3,175,422

Net Income	-	-	297,815

Distributions	-	-	(160,020)

Balance, March 31, 2011	$10,720	$289,916	$3,313,217

Capital Stock: $100 Par Value, 250 Shares Authorized, 107.2 Shares Issued and Outstanding

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Statements of Cash Flows

For the Quarter Ended March 31, 2011 (unaudited)

Cash Flows from Operating Activities
Net Income	$297,815
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	24,393
(Increase) Decrease in Assets
Accounts Receivable	(237,928)
Inventory	(115,447)
Prepaid Expenses and Other Assets	24,860
Increase (Decrease) in Liabilities
Accounts Payable	66,197
Accrued Payroll and Related Liabilities	17,003
Net Cash Provided by Operating Activities	76,893

Cash Flows from Investing Activities
Investment in Plant and Equipment	(11,340)
Net Cash Used in Investing Activities	(11,340)

Cash Flows from Financing Activities
Distributions Paid	(160,020)
Net Cash Used in Financing Activities	(160,020)

Net Increase (Decrease) in Cash and Cash Equivalents	(94,467)

Cash and Cash Equivalents, Beginning of Quarter	452,286

Cash and Cash Equivalents, End of Quarter	$357,819

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Quarter for Interest	$-

See accompanying notes and accountants' review report.

General Flange & Forge Corporation

Notes to Financial Statements

March 31, 2011 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of General Flange & Forge Corporation (the Company), which affect significant elements of the accompanying financial statements.

Organization

General Flange & Forge Corporation is an S-Corporation organized on May 18, 1972 under the laws of the State of Pennsylvania. The Company manufactures flanges in carbon steel, stainless steel and alloys.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $357,369 with a single bank. The cash is held in accounts that are covered by the FDIC up to $250,000.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out method.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the quarter ended March 31, 2011 was $24,393.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

General Flange & Forge Corporation

Notes to Financial Statements

March 31, 2011 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

The Company’s financial instruments consist of accounts receivable and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as S-Corporation stockholders are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the quarter ended March 31, 2011 was $0.

Date of Management’s Review

Subsequent events have been evaluated through June 25, 2012, which is the date the financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements. The allowance for doubtful accounts on March 31, 2011 was $10,738.

General Flange & Forge Corporation

Notes to Financial Statements

March 31, 2011 (unaudited)

NOTE C - INVENTORY

Inventories at March 31, 2011 consisted of the following:

Raw Materials and Supplies	$519,108
Work In Process	1,908
Finished Goods	1,719,905
Reserve for Obsolescence	(10,000)

$2,230,921

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2011 consisted of the following:

Machinery and Equipment	$807,043
Office Furniture and Equipment	279,060
Leasehold Improvements	18,661
Auto and Truck	79,169
1,183,933
Less: Accumulated Depreciation	(976,912)

$207,021

NOTE E – SUBSEQUENT EVENTS

On April 18, 2011 the Company sold all of its assets and liabilities to General Flange & Forge LLC (an unrelated company) for $5,506,829.

The selling price was allocated as follows:

Cash	$326,403
Accounts Receivable	933,110
Prepaid Expenses	3,750
Inventory	2,112,407
Fixed Assets	572,620
Lease Deposit	12,000
Goodwill	1,711,380
Liabilities Assumed	(164,841)

Total	$5,506,829

General Flange & Forge Corporation

Audited Financial Statements

For the Year Ending December 31, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated June 25, 2012 relating to our audit of the financial statements of General Flange & Forge Corporation for the year ending December 31, 2010.

DeLand, Florida

July 16, 2012

“Providing valued financial services for your personal and business needs.”

Dreggors, Rigsby & Teal, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR -

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Auditors’ Report

To the Stockholders

General Flange & Forge Corporation

Huntingdon Valley, PA

We have audited the accompanying balance sheet of General Flange & Forge Corporation (an S Corporation) as of December 31, 2010, and the related statements of income, owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of General Flange & Forge Corporation as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Dreggors, Rigsby & Teal, P.A.

June 25, 2012

“Providing valued financial services for your personal and business needs.”

General Flange & Forge Corporation

Balance Sheet

December 31, 2010 (audited)

Assets

Current Assets
Cash and Cash Equivalents	$452,286
Accounts Receivable, Net	682,284
Inventories, Net	2,115,474
Prepaid Expenses and Other Assets	55,820
Total Current Assets	3,305,864

Plant and Equipment, Net	220,074

Other Long-Term Assets
Lease Deposit	12,095
Total Other Long-Term Assets	12,095

Total Assets	$3,538,033

Liabilities and Owners' Equity

Current Liabilities
Accounts Payable	$53,901
Accrued Payroll and Related Liabilities	8,074
Total Current Liabilities	61,975

Owners' Equity
Capital Stock	10,720
Additional Paid-in Capital	289,916
Retained Earnings	3,175,422
Total Owners' Equity	3,476,058

Total Liabilities and Owners' Equity	$3,538,033

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Statement of Income

For the Year Ended December 31, 2010 (audited)

Net Sales	$5,693,635

Cost of Sales	3,423,089

Gross Profit	2,270,546

Selling, General and Administrative Expenses	1,232,044

Net Income	$1,038,502

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Statement of Owners' Equity

For the Year Ended December 31, 2010 (audited)

		Additional
	Capital	Paid-in	Retained
	Stock	Capital	Earnings

Balance, December 31, 2009	$10,720	$289,916	$3,129,500

Net Income	-	-	1,038,502

Owner Distributions	-	-	(992,580)

Balance, December 31, 2010	$10,720	$289,916	$3,175,422

Common Stock: $100 Par Value, 250 Shares Authorized, 107.2 Shares Issued and Outstanding

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Statement of Cash Flows

For the Year Ended December 31, 2010 (audited)

Cash Flows from Operating Activities
Net Income	$1,038,502
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	90,005
(Increase) Decrease in Assets
Accounts Receivable	13,525
Inventory	(576,777)
Prepaid Expenses and Other Assets	9,404
Increase (Decrease) in Liabilities
Accounts Payable	10,890
Accrued Payroll and Related Liabilities	2,245
Net Cash Provided by Operating Activities	587,794

Cash Flows from Investing Activities
Investment in Plant and Equipment	(41,717)
Net Cash Used by Investing Activites	(41,717)

Cash Flows from Financing Activities
Owner Distributions	(992,580)
Net Cash Used in Financing Activities	(992,580)

Net Increase (Decrease) in Cash and Cash Equivalents	(446,503)

Cash and Cash Equivalents, Beginning of Year	898,789

Cash and Cash Equivalents, End of Year	$452,286

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$-

See accompanying notes and accountant's report.

General Flange & Forge Corporation

Notes to Financial Statements

December 31, 2010 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the more significant accounting policies and practices of General Flange & Forge Corporation (the Company), which affect significant elements of the accompanying financial statements.

Organization

General Flange & Forge Corporation is an S-Corporation organized on May 18, 1972 under the laws of the State of Pennsylvania. The Company manufactures flanges in carbon steel, stainless steel and alloys.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company had demand deposits totaling $451,886 with a single bank. The cash is held in accounts that are covered by the FDIC up to $250,000.

Inventories

Inventories are stated at the lower of average cost or market value.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. Depreciation expense for the year ended December 31, 2010 was $90,005.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

General Flange & Forge Corporation

Notes to Financial Statements

December 31, 2010 (audited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

The Company’s financial instruments consist of accounts receivable and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the financial statements as S-Corporation stockholders are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the year ended December 31, 2010 was $703.

Date of Management’s Review

Subsequent events have been evaluated through June 25, 2012, which is the date the financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the financial statements. The allowance for doubtful accounts on December 31, 2010 was $10,738.

General Flange & Forge Corporation

Notes to Financial Statements

December 31, 2010 (audited)

NOTE C - INVENTORY

Inventories at December 31, 2010 consisted of the following:

Raw Materials and Supplies	$375,437
Work In Process	1,908
Finished Goods	1,748,129
Reserve for Obsolescence	(10,000)

$2,115,474

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at December 31, 2010 consisted of the following:

Machinery and Equipment	$797,772
Office Furniture and Equipment	277,260
Leasehold Improvements	18,661
Auto and Truck	79,169
1,172,862
Less: Accumulated Depreciation	(952,788)

$220,074

NOTE E – SUBSEQUENT EVENTS

On April 18, 2011 the Company sold all of its assets and liabilities to General Flange & Forge LLC (an unrelated company) for $5,506,829.

The selling price was allocated as follows:

Cash	$326,403
Accounts Receivable	933,110
Prepaid Expenses	3,750
Inventory	2,112,407
Fixed Assets	572,620
Lease Deposit	12,000
Goodwill	1,711,380
Liabilities Assumed	(164,841)

Total	$5,506,829

Tekna Seal LLC

Reviewed Financial Statements

For the 9 Months Ending March 31, 2012 (unaudited)

DREGGORS, RIGSBY & TEAL, P.A.

- CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR –

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

Board of Managers and Members

Tekna Seal LLC

Minneapolis, Minnesota

We have reviewed the accompanying balance sheet of Tekna Seal LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the 9 months then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 22, 2012

"Providing valued financial services for your personal and business needs."

Tekna Seal LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets
Current Assets
Cash and Cash Equivalents	$992,282
Accounts Receivable, Net	498,088
Due from Related Party
Inventories, Net	447,638
Prepaid Expenses and Other Assets	46,093
Total Current Assets	1,984,101

Plant and Equipment, Net	187,686

Other Assets
Long-Term Inventory	27,086
Due from Related Party	152,845
Goodwill	3,373,437
Total Other Assets	3,553,368

Total Assets	$5,725,155

Liabilities and Members' Equity

Current Liabilities
Accounts Payable	$182,295
Accrued Expenses	44,895
Due to Related Party	5,812
Total Current Liabilities	233,002

Members' Equity	5,492,153

Total Liabilities and Members' Equity	$5,725,155

See accompanying notes and accountant’s review report.

Tekna Seal LLC

Statement of Income

For the 9 Months Ended March 31, 2012 (unaudited)

Net Sales	$3,621,678

Cost of Sales	1,900,189

Gross Profit	1,721,489

Selling, General and Administrative Expenses	886,815

Income from Operations	834,674

Other Income (Expense)
Interest Income	4,291
Total Other Income (Expense)	4,291

Net Income	$838,965

See accompanying notes and accountant’s review report.

Tekna Seal LLC

Statement of Members' Equity

For the 9 Months Ended March 31, 2012 (unaudited)

				Total
	Membership	Members'	Unit	Members'
	Shares	Equity	Subscriptions	Equity

Balance, June 30, 2011	12,863	$5,184,045	$(9,599)	$5,174,446

Receipts on Unit Subscriptions	-	-	9,599	9,599

Net Income	-	838,965	-	838,965

Distributions	-	(530,857)	-	(530,857)

Balance, March 31, 2012	12,863	$5,492,153	$-	$5,492,153

Member Units, Par value $100 per Unit; 13,265 authorized , 12,863 outstanding

See accompanying notes and accountant’s review report.

Tekna Seal LLC

Statement of Cash Flows

For the 9 Months Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income	$838,965
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	51,500
Deferred Rent Expense	(5,642)
(Increase) Decrease in Assets
Accounts Receivable	186,605
Inventory	(20,598)
Prepaid Expenses	50,575
Increase (Decrease) in Liabilities
Accounts Payable	(75,114)
Accrued Expenses	(87,559)
Due to Related Party	(11,831)
Net Cash Provided by Operating Activities	926,901

Cash Flows from Investing Activities
Loan to Related Party	(152,845)
Purchase of Plant and Equipment	(86,563)
Net Cash Used by Investing Activites	(239,408)

Cash Flows from Financing Activities
Receipt on Unit Subscriptions Receivable	9,599
Distributions to Members	(530,857)
Net Cash Used in Financing Activities	(521,258)

Net Increase (Decrease) in Cash and Cash Equivalents	166,235

Cash and Cash Equivalents, Beginning of Year	826,047

Cash and Cash Equivalents, End of Period	$992,282

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$-

See accompanying notes and accountant’s review report.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Tekna Seal LLC is a limited liability corporation organized on September 16, 2002 under the laws of the State of Florida. The Company’s plant, located in Minnesota, manufactures hermetic glass-to-metal components to meet customer specifications. Customers primarily serve diverse markets including petro-chemical, medical, telecommunications and military.

International Activity

The Company serves customers both internationally and domestically. For the nine months ended March 31, 2012, international sales were $157,482, while domestic sales totaled $3,464,197. There were $44,256 of outstanding accounts receivable from international customers at March 31, 2012.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with a high credit quality financial institution and does not believe it is exposed to any significant credit risk on cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. An allowance for doubtful accounts of $19,000 has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Due to customer specific products and the long-term sales cycle of some products, the Company separately reports a portion of inventory that is slow moving, but is maintaining its value as a long-term asset. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. An allowance for inventory obsolescence of $28,005 has been reserved as of March 31, 2012.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of the assets as follows:

Leasehold Improvements	Life of the Lease
Machinery and Equipment	3 – 10 Years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expended as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Revenue Recognition

The Company recognizes revenue upon shipment of products when ownership of the product is transferred to the buyer.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the nine months ended March 31, 2012 was $27,093.

Financial Instruments and Credit Risk

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and notes payable. The Company’s financial assets that are exposed to credit risk consist primarily of accounts receivable. No specific collateral is required. The Company has determined the fair value of its financial instruments approximates carrying value.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns. Certain states do require the Company to withhold taxes from its members.

The Company follows the income tax standard for uncertain tax positions. The Company evaluated its tax positions and determined it has no uncertain tax positions that would materially change the financial statements as of March 31, 2012. The Company’s income tax returns are subject to review and examination by federal, state and local authorities. The tax returns for the years 2008 and later are open to examination by federal and state authorities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Date of Management’s Review

Subsequent events have been evaluated through May 22, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORIES

Inventories at March 31, 2012 consisted of the following:

Raw Materials	$276,795
Work-in-Process	43,612
Finished Goods	155,236
Reserve for Obsolescence	(28,005)
Total Inventory	447,638
Long-Term Inventory	27,086
Net Inventory	$474,724

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE C - PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Manufacturing Equipment	$1,055,636
Leasehold Improvements	40,871
Vehicles	21,672
Total	1,118,179
Less: Accumulated Depreciation	930,493
Net Property and Equipment	$187,686

Depreciation expense for the nine months ended March 31, 2012 was $51,500.

NOTE D - LINE OF CREDIT

The Company has a line of credit with a bank for $250,000 which expires in February, 2013. The line of credit is secured by all inventory, accounts receivable and contract rights of the Company and is due on demand. The line of credit bears interest at 1 month LIBOR plus 0.5% with a 5.5% floor, (5.5% at March 31, 2012). There is no balance outstanding on the line of credit at March 31, 2012. The Company is subject to various operating and financial covenants on an annual basis.

NOTE E - MEMBERS’ EQUITY

Buy-Sell Agreement

As part of the operating agreement, members have committed to a plan whereby the Company and other members have first right of refusal related to any third-party purchases.

NOTE F - RELATED PARTIES

FloMet LLC has charged the Company $4,500 for shared board of directors fees for the 3 month period beginning January 1, 2012 and ending March 31, 2012. Additionally there was an accrual of $1,312 for estimated taxes for some of QMT’s shareholders.

On October 31, 2011, the Company loaned QMT, its largest shareholder, $150,000. The note bears interest at the rate of LIBOR + 2.75% per annum, accumulating annually and payable on the anniversary. The total principal of $150,000 is payable on October 31, 2016. Interest expense of $2,845 has been accrued and is reflected in the total Due from Related Party of $152,845.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE G - BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee’s compensation. The amount charged to expense under the Plan was $31,289 for the nine months ended March 31, 2012.

Incentive Plan

The Company implemented an incentive plan effective July 1, 2003. Cash incentive discretionary contributions will be made based on a percentage of operating profit compared to sales for the period. For the nine months ended March 31, 2012 expense of $59,307 was accrued or paid to eligible employees.

NOTE H - COMMITMENTS

Operating Leases

The Company leases its primary facility in Minneapolis under a noncancellable operating lease agreement expiring in May, 2013. The lease agreement requires escalating payments of $4,270 to $4,666 per month plus real estate taxes, maintenance and insurance.

The Company has a lease for a copier under a noncancellable operating lease agreement expiring June, 2014. The lease agreement requires monthly base payments of $310 plus maintenance and support.

Minimum future lease payments under these leases are as follows:

Year	Amount
2013	$59,640
2014	13,092
Total	$72,732

Rent expense was $65,340 for the nine months ended March 31, 2012.

NOTE I - CONCENTRATIONS

For the nine months ended March 31, 2012, approximately 60% of the Company’s total sales were from three customers. Accounts receivable at March 31, 2012 from those three customers was 57% of the total accounts receivable balance.

Tekna Seal, LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE J - UNIT OPTION PLAN

During 2006, the Company adopted a Unit Option Plan. Under the plan, the Company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the Company’s fair value on the date of grant and an option’s maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payment transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expense is recognized as the difference between the fair value of the Company and the exercise price. For the nine months ended March 31, 2012 the Company recognized $-0- of compensation expense for unit options.

TEKNA SEAL LLC

(A LIMITED LIABILITY CORPORATION)

FINANCIAL STATEMENTS

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

TEKNA SEAL LLC

YEARS ENDED JUNE 30, 2011 AND 2010

CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors

ARC Wireless Solutions, Inc.

We consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated August 3, 2011 relating to our audit of the financial statements of Tekna Seal LLC for the years ended June 30, 2011 and 2010.

CliftonLarsonAllen LLP

Minneapolis, Minnesota

July 16, 2012

CPAs, Consultants & Advisors
www.larsonallen.com

INDEPENDENT AUDITORS' REPORT

Board of Managers and Members
Tekna Seal LLC
Minneapolis, Minnesota

We have audited the accompanying balance sheets of Tekna Seal LLC as of June 30, 2011 and 2010, and the related statements of income, members' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tekna Seal LLC as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

LarsonAllen LLP

Minneapolis, Minnesota

August 3, 2011

TEKNA SEAL LLC

BALANCE SHEETS

JUNE 30, 2011 AND 2010 (audited)

	2011	2010
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$826,047	$391,920
Accounts Receivable, Net	684,693	631,010
Inventories, Net	427,040	464,493
Prepaid Expenses	96,668	27,297
Total Current Assets	2,034,448	1,514,720

PLANT AND EQUIPMENT, Net of Accumulated Depreciation	152,622	129,047

OTHER ASSETS
Long-Term Inventory	27,086	67,425
Goodwill	3,373,437	3,373,437
Total Other Assets	3,400,523	3,440,862

Total Assets	$5,587,593	$5,084,629

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$257,409	$230,292
Accrued Expenses	132,454	80,474
Accrued Expenses - Related Parties	17,642	8,000
Total Current Liabilities	407,505	318,766

LONG-TERM LIABILITIES
Deferred Rent	5,642	6,283

Total Liabilities	413,147	325,049

MEMBERS' EQUITY	5,174,446	4,759,580

Total Liabilities and Members' Equity	$5,587,593	$5,084,629

See accompanying Notes to Financial Statements.

TEKNA SEAL LLC

STATEMENTS OF INCOME

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

	2011		2010
	Amount	Percent	Amount	Percent

NET SALES	$5,248,812	100.0%	$3,817,461	100.0%

COST OF SALES	2,604,377	49.6	2,035,369	53.3

GROSS PROFIT	2,644,435	50.4	1,782,092	46.7

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,212,540	23.1	1,113,278	29.2

INCOME FROM OPERATIONS	1,431,895	27.3	668,814	17.5

OTHER INCOME (EXPENSE)
Interest Income	3,189	0.1	676	-
Interest Expense	-	-	(572)	-
Other Income, Net	11,834	0.2	60	-
Total Other Income	15,023	0.3	164	-

NET INCOME	$1,446,918	27.6	$668,978	17.5

See accompanying Notes to Financial Statements.

TEKNA SEAL LLC

STATEMENTS OF MEMBERS’ EQUITY

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

				Total
	Members' Units	Members' Equity	Unit Subscriptions	Members' Equity

BALANCE AT JUNE 30, 2009	12,763	$4,642,894	$(25,592)	$4,617,302

Unit Options Exercised	50	19,994	(19,994)	-

Receipts on Unit Subscriptions	-	-	32,789	32,789

Net Income	-	668,978	-	668,978

Distributions	-	(559,489)	-	(559,489)

BALANCE AT JUNE 30, 2010	12,813	4,772,377	(12,797)	4,759,580

Unit Options Exercised	50	19,994	(19,994)	-

Receipts on Unit Subscriptions	-	-	23,192	23,192

Net Income	-	1,446,918	-	1,446,918

Distributions	-	(1,055,244)	-	(1,055,244)

BALANCE AT JUNE 30, 2011	12,863	$5,184,045	$(9,599)	$5,174,446

Member Units, Par Value $100 per Unit; 13,065 Authorized at June 30, 2011 and 2010; 12,863 and 12,813 Units Outstanding at June 30, 2011 and 2010, Respectively.

See accompanying Notes to Financial Statements.

TEKNA SEAL LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2011 AND 2010 (audited)

	2011	2010
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net Income	$1,446,918	$668,978
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and Amortization	63,837	56,833
Deferred Rent Expense	(641)	900
(Increase) Decrease in Current Assets:
Accounts Receivable	(53,683)	(65,511)
Inventories	77,792	(160,597)
Prepaid Expenses	(69,371)	4,228
Increase (Decrease) in Current Liabilities:
Accounts Payable	27,117	132,700
Accrued Expenses	61,622	(5,375)
Net Cash Provided by Operating Activities	1,553,591	632,156

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Plant and Equipment	(87,412)	(26,422)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Long-Term Debt	-	(57,803)
Receipts on Unit Subscriptions	23,192	32,789
Member Distributions	(1,055,244)	(559,489)
Net Cash Used by Financing Activities	(1,032,052)	(584,503)

NET INCREASE IN CASH AND CASH EQUIVALENTS	434,127	21,231

Cash and Cash Equivalents - Beginning of Year	391,920	370,689

CASH AND CASH EQUIVALENTS - END OF YEAR	$826,047	$391,920

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid for Interest	$-	$572

See accompanying Notes to Financial Statements.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Tekna Seal LLC is a limited liability corporation organized on September 16, 2002 under the laws of the State of Florida. The Company's plant located in Minnesota manufactures hermetic glass-to-metal components to meet customer specifications. Customers primarily serve diverse markets including petro-chemical, medical, telecommunications and military.

The Company is related through common ownership to FloMet LLC, located in Florida.

International Activity

The Company serves customers both internationally and domestically. For the year ended June 30, 2011, international sales were $211,463 (4%), while domestic sales totaled $5,037,349. For the year ended June 30, 2010, international sales were $244,277 (6%), while domestic sales totaled $3,573,184. There was $30,872 and $33,768 of outstanding accounts receivable from international customers at June 30, 2011 and 2010, respectively.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with a high credit quality financial institution and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimated this amount based upon prior experience with customers and analysis of individual trade accounts at June 30, 2011 and 2010. An allowance for doubtful accounts of approximately $19,000 has been reserved as of June 30, 2011 and 2010.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower of cost or market (standard cost approximating purchase price) basis. It is the Company's practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Due to customer specific products and the long-term sales cycle of some products, the Company separately reports a portion of inventory that is slow moving, but is maintaining its value as a long-term asset. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Leasehold Improvements	Life of the Lease
Machinery and Equipment	3 – 10 Years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Revenue Recognition

The Company recognizes revenue upon shipment of products when ownership of the product is transferred to the buyer.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the years ended June 30, 2011 and 2010 were approximately $40,000 and $28,000, respectively.

Financial Instruments and Credit Risk

The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and notes payable. The Company's financial assets that are exposed to credit risk consist primarily of accounts receivable. No specific collateral is required. The Company has determined the fair value of its financial instruments approximates carrying value.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members' income tax returns. Certain states do require the Company to withhold taxes from its members.

The Company follows the income tax standard for uncertain tax positions. The Company evaluated its tax positions and determined it has no uncertain tax positions that would materially change the financial statements as of June 30, 2011. The Company's income tax returns are subject to review and examination by federal, state and local authorities. The tax returns for the years 2008 and later are open to examination by federal and state authorities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through August 3, 2011, the date the financial statements were available to be issued.

NOTE 2	INVENTORIES

Inventories at June 30, 2011 and 2010 consisted of the following;

	2011	2010
Raw Materials	$246,853	$240,976
Work-in-Process	59,594	112,154
Finished Goods	137,873	148,968
Reserve for Obsolescence	(17,280)	(37,605)
Total Inventory	427,040	464,493
Long-Term Inventory	27,086	67,425
Net Inventory	$454,126	$531,918

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 3	PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 and 2010 consisted of the following:

	2011	2010
Manufacturing Equipment	$969,072	$903,331
Leasehold Improvements	40,871	40,871
Vehicles	21,672	8,000
Total	1,031,615	952,202
Less: Accumulated Depreciation	878,993	823,155
Net Property and Equipment	$152,622	$129,047

Depreciation expense for the years ended June 30, 2011 and 2010 was $63,837 and $56,695, respectively.

NOTE 4	LINE OF CREDIT

The Company has a line of credit with a bank for $250,000 which expires in February 2013. The line of credit is secured by all inventory, accounts receivable and contract rights of the Company and is due on demand. The line of credit bears interest at 1 month LIBOR plus 0.5% with a 5.5% floor, (5.5% at June 30, 2011). There is no balance outstanding on the lines of credit at June 30, 2011 and 2010. The Company is subject to various operating and financial covenants on an annual basis.

NOTE 5	MEMBERS' EQUITY

Buy-Sell Agreement

As part of the operating agreement, members have committed to a plan whereby the Company and other members have first right of refusal related to any third-party purchases.

NOTE 6	RELATED PARTIES

Operations

Accrued expenses due to FloMet LLC at June 30, 2011 and 2010 were $17,642 and $8,000, respectively, for board expenses. In addition, the Company has not sold any goods and services to FloMet LLC and has not purchased any goods from FloMet LLC for the years ended June 30, 2011 and 2010. The amount charged to the Company for shared board fees was $30,182 and $41,680 for the years ended June 30, 2011 and 2010, respectively.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 7	BENEFIT PLANS

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. Currently, the match is 100% of employee contributions up to 5% of the employee's compensation. The amount charged to expense under the Plan was $34,115 and $33,750 for the years ended June 30, 2011 and 2010, respectively.

Incentive Plan

The Company implemented an incentive plan effective July 1, 2003. Cash incentive discretionary contributions will be made based on a percentage of operating profit compared to sales for the period. For the years ended June 30, 2011 and 2010, expense of $116,407 and $32,680, respectively, was accrued or paid to eligible employees.

NOTE 8	COMMITMENTS

Operating Leases

The Company leases its primary facility in Minneapolis under a noncancellable operating lease agreement expiring in May 2013. The lease agreement requires escalating payments of $4,270 to $4,666 per month plus real estate taxes, maintenance and insurance. Rent expense is recorded on a straight-line basis over the term of the lease due to escalating rent payments over the lease term which results in deferred rent of $5,642 and $6,283 at June 30, 2011 and 2010, respectively.

The Company has a lease for a copier under a noncancellable operating lease agreement expiring June 2014. The lease agreement requires monthly base payments of $310 plus maintenance and support.

Minimum future lease payments under these leases are as follows:

Year	Amount
2012	$58,249
2013	55,046
2014	3,720
Total	$117,015

Rent expense was $87,935 and $82,871 for the years ended June 30, 2011 and 2010, respectively.

Concentrations

For the year ended June 30, 2011, approximately 63% of the Company's total sales were from three customers. Accounts receivable at June 30, 2011 from those three customers was 73% of the total accounts receivable balance.

TEKNA SEAL LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011 AND 2010 (audited)

NOTE 8	COMMITMENTS (CONTINUED)

Concentrations (Continued)

For the year ended June 30, 2010, approximately 63% of the Company's total sales were from three customers. Accounts receivable at June 30, 2010 from those three customers was 71% of the total accounts receivable balance.

NOTE 9	UNIT OPTION PLAN

During 2006, the Company adopted a Unit Option Plan. Under the plan, the Company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the Company's fair value on the date of grant and an option's maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payment transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expense is recognized as the difference between the fair value of the Company and the exercise price. For the years ended June 30, 2011 and 2010, the Company recognized $-0- of compensation expense for unit options.

A summary of the status of the Company's unit option plan is presented below:

	2011		2010
		Weighted- Average Exercise		Weighted- Average Exercise
	Unit Options	Price	Unit Options	Price
Outstanding - Beginning of Year	102	$399.87	202	$399.87
Granted	-	-	-	-
Exercised	(50)	399.87	(50)	399.87
Expired	(52)	399.87	(50)	399.87
Outstanding - End of Year	-	$399.87	102	$399.87

Tubefit LLC

Reviewed Financial Statements

For the Period Ending March 31, 2012 (unaudited)

Dreggors, Rigsby & Teal, p.a.

 - CERTIFIED PUBLIC ACCOUNTANTS -

- REGISTERED INVESTMENT ADVISOR –

1006 N. Woodland Boulevard
James H. Dreggors, CPA	DeLand, Florida 32720	Members:

Ann J. Rigsby, CPA/PFS/CFP™	Telephone: 386-734-3398	American Institute of
Parke S. Teal, CPA/PFS (1954-2011)	Telephone: 386-734-9441	Certified Public Accountants

Ronald J. Cantlay, CPA/CFP™	Fax: 386-738-5351	Florida Institute of Certified Public
Robin C. Lennon, CPA	E-mail: drtcpa@drtcpa.com	Accountants

John A. Powers, CPA	Web: drtcpa.com	The Financial Planning Association

Charles E. Riley, CPA		the CPAllianceTM network

Independent Accountants' Review Report

To the Members

Tubefit LLC

Missouri City, Texas

We have reviewed the accompanying balance sheet of Tubefit LLC as of March 31, 2012 and the related statements of income, members' equity and cash flows for the period then ended. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. According, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Dreggors, Rigsby & Teal, P.A.
Certified Public Accountants

May 31, 2012

"Providing valued financial services for your personal and business needs."

Tubefit LLC

Balance Sheet

March 31, 2012 (unaudited)

Assets

Current Assets
Cash and Cash Equivalents	$2,534
Accounts Receivable, Net	227,132
Inventory, Net	393,459
Prepaid Expenses and Other Assets	77,210
Total Current Assets	700,335

Plant and Equipment, Net	42,342

Other Long-Term Assets
Deposits	8,113
Deferred Loan Costs, Net	5,737
Organizational Costs, Net	8,276
Goodwill	128,939
Total Other Long-Term Assets	151,065

Total Assets	$893,742

Liabilities and Members' Equity

Current Liabilities
Current Portion of Long-Term Debt	$34,700
Accounts Payable	80,970
Accrued Payroll and Related Liabilities	3,488
Due to Related Party	177,950
Total Current Liabilities	297,108

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	565,300
Due to Related Party	154,000
Total Long-Term Liabilities	719,300

Members' Equity	(122,666)

Total Liabilities and Members' Equity	$893,742

See accompanying notes and accountants' review report.

Tubefit LLC

Statement of Income

For the Period Ended March 31, 2012 (unaudited)

Net Sales	$365,519

Cost of Sales	333,339

Gross Profit	32,180

Selling, General and Administrative Expenses	137,816

Income (Loss) from Operations	(105,636)

Other Income (Expense)
Interest Expense	(18,030)
Total Other Income (Expense)	(18,030)

Net Income (Loss)	$(123,666)

See accompanying notes and accountants' review report.

Tubefit LLC

Statement of Members' Equity

For the Period Ended March 31, 2012 (unaudited)

	Membership	Members'
	Shares	Equity

Balance, June 30, 2011	-	$-

Initial Capitalization	1,000	1,000

Net Income (Loss)		(123,666)

Balance, March 31, 2012	1,000	$(122,666)

Member Units, Par value $1 per Unit; 1,000 authorized, issued, and outstanding

See accompanying notes and accountants' review report.

Tubefit LLC

Statement of Cash Flows

For the Period Ended March 31, 2012 (unaudited)

Cash Flows from Operating Activities
Net Income (Loss)	$(123,666)
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation	1,330
Amortization	4,205
(Increase) Decrease in Assets
Accounts Receivable	(227,132)
Inventory	(393,459)
Prepaid Expenses and Other Assets	(77,210)
Deposits	(8,113)
Increase (Decrease) in Liabilities
Accounts Payable	80,970
Accrued Payroll and Related Liabilities	3,488
Due to Related Party	331,950
Net Cash Used in Operating Activities	(407,637)

Cash Flows from Investing Activities
Purchases of Furniture and Equipment	(43,672)
Purchase of Goodwill	(128,939)
Net Cash Used in Investing Activities	(172,611)

Cash Flows from Financing Activities
Initial Capitalization	1,000
Debt Proceeds	600,000
Loan and Organizational Costs	(18,218)
Net Cash Provided by Financing Activities	582,782

Net Increase (Decrease) in Cash and Cash Equivalents	2,534

Cash and Cash Equivalents, Beginning of Year	-

Cash and Cash Equivalents, End of Period	$2,534

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$18,030

See accompanying notes and accountants' review report.

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Tubefit LLC is a limited liability company organized on October 19, 2011 under the laws of the State of Delaware. The Company is located in Texas and sells import carbon steel butt weld pipe fittings and forged carbon steel flanges to wholesalers.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The cash is held in accounts that are covered by the FDIC up to $250,000.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The allowance is sufficient to cover both current and anticipated future losses. Uncollectible amounts are charged against the allowance account. Management estimates this amount based upon prior experience with customers and an analysis of individual trade accounts at March 31, 2012. No allowance for doubtful accounts has been reserved as of March 31, 2012.

The Company offers most customers net 30-day terms. In special situations, the Company may offer extended terms or discounts to selected customers. Accounts are considered past due when invoices become thirty days past terms. No interest is charged on past due accounts.

Inventories

The Company values inventories at the lower cost or market (standard cost approximating purchase price) basis. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage. Management actively reviews this inventory to determine that all materials are for products still in production to determine any potential obsolescence issues. No allowance for inventory obsolescence has been reserved as of March 31, 2012.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset’s carrying amount over fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company has evaluated its existing intangible assets and goodwill that were acquired in the initial business acquisition for impairment and has determined that goodwill and other intangibles are not impaired.

Financial Instruments

The Company’s financial instruments consist of notes and accounts receivable and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company is not a taxpaying entity for federal and state income tax purposes, and therefore does not include a provision for income taxes. Income or loss of the Company is included in the members’ income tax returns.

The Company’s income tax returns are subject to review and examination by federal, state and local authorities. No tax returns have been filed for this company yet and therefore no tax returns are open to examination by federal and state authorities.

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the period ended March 31, 2012 were $1,239.

Freight

Shipping and handling costs are included in cost of sales. These expenditures are expensed as incurred. Any reimbursement of costs from customers is included in revenue.

Date of Management’s Review

Subsequent events have been evaluated through May 31, 2012, which is the date the financial statements were available to be issued.

NOTE B - INVENTORY

Inventories at March 31, 2012 consisted of the following:

Goods Available for Sale	$393,459

$393,459

NOTE C – PLANT AND EQUIPMENT

Plant and equipment at March 31, 2012 consisted of the following:

Machinery and Equipment	$42,812
Office Furniture and Equipment	860
43,672
Less: Accumulated Depreciation	(1,330)

$42,342

Depreciation expense for the period ended March 31, 2012 was $1,123.

NOTE D – LONG-TERM DEBT

Long-term debt payable at March 31, 2012, consisted of the following:

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; payable in interest only payments at 5.95% until December 2012, followed by monthly principal and interest payments of $11,586 with interest at 5.95% beginning December 2012.	$600,000

Tubefit LLC

Notes to Financial Statements

March 31, 2012 (unaudited)

NOTE D – LONG-TERM DEBT (continued)

Maturities on notes payable at March 31, 2012, are as follows:

2013	$34,700
2014	108,316
2015	114,939
2016	121,968
2017	129,426
2018	90,651

$600,000

NOTE E – RELATED PARTY TRANSACTIONS

Certain organizational expenses, legal, and employee benefit expenses related to the Company were paid by FloMet LLC. FloMet LLC has similar owners as Tubefit LLC. The total expenses paid by FloMet LLC in the period ended March 31, 2012 were $52,104. The total amount owed to FloMet LLC as of March 31, 2012 was $52,104.

The Company borrowed $150,000 from its parent company, Quadrant Metals Technologies LLC, to use as operating capital. An additional $4,000 of interest has been accrued on this loan. The total money due to Quadrant Metals Technologies LLC as of March 31, 2012 was $150,000.

The Company borrowed $125,000 from General Flange and Forge LLC, to use as operating capital. General Flange and Forge LLC has similar owners as Tubefit LLC. An additional $846 of interest has been accrued on this loan. The total money due to General Flange and Forge LLC as of March 31, 2012 was $125,846. Also the Company purchased product from General Flange and Forge LLC in the ordinary course of business. The amount purchased since inception is $59,412 and is included in accounts payable at March 31, 2012.

Quadrant Metals Technologies LLC

Comparative Consolidated Financial Statements (unaudited)

Years Ending June 30, 2011 and June 30, 2010

Comparative Financial Statement Presentation (Unaudited)

Years Ending June 30, 2011 and June 30, 2010

The following financial information is provided for purposes of comparative presentation of QMT for the fiscal years’ ended June 30, 2011 and 2010 to reflect that FloMet and Tekna Seal which were under common control as of the date QMT acquired such companies. While the financial information utilized for such compilation has been derived from the respective audited financial statements of such companies, as presented separately elsewhere in this Proxy Statement, the following comparative financial statements have not been audited and the 2010 information varies from the respective audited financial statements of FloMet and Tekna Seal due to the effect of intercompany eliminations.

Quadrant Metals Technologies LLC (“QMT”) was audited as of June 30, 2011 and for the fiscal year then ended June 30, 2011, on a consolidated basis with its subsidiaries Flomet, Tekna Seal LLC and General Flange and Forge, LLC

FloMet LLC and Tekna Seal LLC were audited separately as of June 30, 2010 and for the fiscal year then ended June 30, 2010.

Quadrant Metals Technologies LLC

Comparative Consolidated Balance Sheet (unaudited)

June 30, 2011 and June 30, 2010

	2011	2010(1)

Assets

Current Assets
Cash and Cash Equivalents	$1,740,245	$2,821,622
Accounts Receivable, Net of Allowance for Doubtful Accounts	3,539,590	1,942,768
Due from Related Party	6,572	0
Due from Member		7,744
Inventories	4,357,811	1,625,208
Prepaid Expenses and Other Assets	715,204	492,714
Total Current Assets	10,359,422	6,890,056

Plant and Equipment, Net of Accumulated Depreciation	4,597,986	3,807,367

Long-Term Assets
Goodwill	6,834,493	3,373,437
Other Long-Term Assets	324,009	104,425
Total Long-Term Assets	7,158,502	3,477,862

Total Assets	$22,115,910	$14,175,285

Liabilities and Members’ Equity

Current Liabilities
Current Portion of Long-Term Debt	$1,452,330	$435,633
Line of Credit Payable	700,000
Accounts Payable	1,074,055	582,989
Accrued Payroll and Related Liabilities	503,964	270,584
Other Accrued Expenses	166,638	204,459
Due to Related Party	116,385	0
Unearned Mold Income	197,114	104,861
Total Current Liabilities	4,210,486	1,598,526

Long-Term Liabilities
Long-Term Debt, Net of Current Portion	5,903,312	1,569,914
Deferred Rent	5,642	6,283
Total Long-Term Liabilities	5,908,954	1,576,197

Minority Shareholders’ Interests	2,017,636	1,649,905

Members’ Equity	9,978,834	9,350,657

Total Liabilities and Members’ Equity	$22,115,910	$14,175,285

See accompanying notes.

(1)	The financial information for QMT for June 30, 2010 is derived from the audited financial statements of FloMet and Tekna Seal, respectively, as presented separately elsewhere in this document, however, the comparative presentation is unaudited and varies from the 2010 audited financial statements due to giving effect to intercompany eliminations.

Quadrant Metals Technologies LLC

Comparative Consolidated Statement of Income (unaudited)

For the Years Ended June 30, 2011 and June 30, 2010

	2011	2010(1)
Revenues
Sales	$20,390,763	16,238,236
Interest Income	11,293	8,297
Other Income	14,091	3,311
Total Revenues	20,416,147	16,249,844

Cost and Expenses
Cost of Sales	12,843,216	9,411,893
Selling, General and Administrative Expenses	4,589,812	4,137,445
Interest Expense	272,291	151,561
Total Cost and Expenses	17,705,319	13,700,899

Earnings Before Minority Interest	2,710,828	2,548,945

Minority Interest	(2,604,630)	(382,329)-

Net Income	$106,198	2,166,616

See accompanying notes.

(1)	The financial information for QMT for June 30, 2010 is derived from the audited financial statements of FloMet and Tekna Seal, respectively, as presented separately elsewhere in this document, however, the comparative presentation is unaudited and varies from the 2010 audited financial statements due to giving effect to intercompany eliminations.

Quadrant Metals Technologies LLC

Comparative Consolidated Statement of Members’ Equity (unaudited)

For the Years Ended June 30, 2011 and June 30, 2010

Balance, June 30, 2010	$10,384,754
Unit Options Exercised & Issued	10,404
Payments on Notes Receivable	42,876
Earnings Before Minority Interest	2,548,945
Distributions	(1,986,417)

Balance, June 30, 2011	$11,000,562

Total Equity Reported on Balance Sheet as of June 30, 2010
Minority Shareholders’ Interests	$1,649,905
Members’ Equity	9,350,657
$11,000,562

Unit Options Exercised & Issued	-
Initial Capitalization	250,000
Payments on Notes Receivable	43,163
Earnings Before Minority Interest	2,710,828
Distributions	(2,008,083)
Balance, June 30, 2011	$11,996,470

Total Equity Reported on Balance Sheet as of June 30, 2011
Minority Shareholders’ Interests	$2,017,636
Members’ Equity	9,978,834
$11,996,470

See accompanying notes.

Quadrant Metals Technologies LLC

Comparative Consolidated Statement of Cash Flows (unaudited)

For the Years Ended June 30, 2011 and June 30, 2010

	2011	2010 (1)
Cash Flows from Operating Activities
Earnings Before Minority Interest	$2,710,828	$2,548,945
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities:
Depreciation and Amortization	638,220	587,401
Deferred Rent Expense	(641)	900
(Increase) Decrease in Assets
Accounts Receivable	(1,596,822)	1,031,116
Due from Related Party	(92,353)	0
Due from Member	1,172	6,136
Inventory	(2,692,264)	(171,916)
Prepaid Expenses and Other Assets	(222,490)	(144,464)
Other Long-Term Assets	(213,765)
Increase (Decrease) in Liabilities
Accounts Payable	491,066	161,955
Other Accrued Expenses	204,579	(190,082)
Due to Related Party	199,718
Unearned Mold Income	92,253	53,173
Net Cash Provided by Operating Activities	(480,499)	3,883,164

Cash Flows from Investing Activities
Purchase of Goodwill	(3,461,056)

Investment in Plant and Equipment	(1,420,020)	(711,845)
Net Cash Used by Investing Activities	(4,881,076)	(711,845)

Cash Flows from Financing Activities
Proceeds from Issuance of Long-Term Debt	6,810,475	532,466
Loan Costs on Issuance of Long-Term Debt	(54,980)
Payments on Long-Term Debt	(760,376)	(416,788)
Proceeds from Member Shares Issued	293,162	(8,335)
Distributions to Members	(2,008,083)	(1,986,417)
Net Cash Used in Financing Activities	4,280,198	(1,879,074)

Net Increase (Decrease) in Cash and Cash Equivalents	$(1,081,377)	$1,292,245

Cash and Cash Equivalents, Beginning of Year	$2,821,622	$1,529,377

Cash and Cash Equivalents, End of Year	$1,740,245	$2,821,622

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$260,813	$151,561

Non-Cash Financing Activity
Membership units of Tekna Seal LLC were contributed to the Company	$4,459,227
Membership units of FloMet LLC were contributed to the Company	$5,655,740

See accompanying notes.

(1)	The financial information for QMT for June 30, 2010 is derived from the audited financial statements of FloMet and Tekna Seal, respectively, as presented separately elsewhere in this document, however, the comparative presentation is unaudited and varies from the 2010 audited financial statements due to giving effect to intercompany eliminations.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statements (unaudited)

June 30, 2011 and June 30, 2010

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company is a limited liability company organized on March 1, 2011 under the laws of the State of Delaware. The Company serves as a holding company that owns a majority interest in several manufacturing businesses (FloMet LLC, Tekna Seal LLC, and General Flange & Forge LLC). The Company had 35,000 and 33,065 membership units authorized and 32,832 and 25,693 membership units issued and outstanding at June 30, 2011 and 2010, respectively.

Significant Business Acquisitions

The Company acquired a 90% ownership of General Flange & Forge LLC on March 1, 2011 with an initial cash investment in General Flange and Forge LLC of $2,250,000. General Flange & Forge LLC began business on March 1, 2011. With the initial cash investments of its shareholders and a bank loan, General Flange & Forge LLC purchased assets and assumed liabilities of General Flange & Forge, Inc. for $5,506,829 on April 18, 2011. The allocation of the purchase price of General Flange & Forge, Inc. is as follows:

Cash	$326,403
Accounts Receivable	933,110
Inventory	2,112,407
Fixed Assets	572,620
Other Assets	15,750
Goodwill	1,711,380
Accounts Payable	(164,841)

General Flange & Forge LLC manufactures domestic flanges in carbon steel, stainless steel and alloys. All activity for General Flange and Forge LLC has been reflected in the consolidated statement of income.

The Company acquired an 85.0346% ownership of Tekna Seal LLC on May 1, 2011 as the result of contributions of Tekna Seal LLC membership units owned individually by the owners of the Company. Tekna Seal LLC manufactures hermetic glass-to-metal components to meet customer specifications. The annual activity of Tekna Seal LLC is reflected in the consolidated statement of income with the activity occurring prior to acquisition listed as a part of the “Minority Interest” allocation.

The Company acquired an 84.99% ownership of FloMet LLC on June 30, 2011 as the result of contributions of FloMet LLC membership units owned individually by the owners of the Company. FloMet LLC manufactures component parts from metal powder, primarily stainless steel base, to customer specifications. Since the ownership changed at the end of the day on the last day of the fiscal year, no income and expense is attributed to the Company for the year ending June 30, 2011. The annual activity of FloMet LLC is reported in the comparative consolidated financial statements as part of the “Minority Interest” allocation on the comparative consolidated statement of income.

Principles of Consolidation

The comparative consolidated financial statements include the accounts of the Company and its majority owned subsidiaries for the years ending June 30, 2011 and 2010. All intercompany balances and transactions have been eliminated upon consolidation.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all highly liquid debt instruments with an initial maturity of less than three months to be cash equivalents. The Company places its cash with high credit quality financial institutions and does not believe it is exposed to any significant credit risk on cash and cash equivalents. At times, cash in bank may exceed FDIC insurable limits.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement

June 30, 2011 (audited) and June 30, 2010 (unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. The Company estimates its allowance for doubtful accounts based on length of time past due and ability to pay the obligation. An allowance for doubtful accounts of $69,092 and $60,000 has been reserved as of June 30, 2011 and 2010, respectively.

Inventories

Inventories are stated at the lower of average cost or market value. It is the Company’s practice to provide a valuation allowance for inventories to account for potential market pricing deflation and inventory shrinkage.

Investments

The Company uses the equity method for accounting for its investments in closely held businesses. In applying the equity method, the Company records its initial investment at cost and subsequently increases or decreases the carrying amount of the investment by its proportionate share of the net earning or losses and other income of the investee. Equity distributions are recorded as reductions in the carrying value of the investment.

Plant and Equipment

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows

Useful Life

Building and Improvements	7 to 40 years
Machinery and Equipment	3 to 12 years

Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

Goodwill and Intangibles

Goodwill is recognized as a result of a business combination when the price paid for the acquired business exceeds the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested for impairment at least annually. Intangible assets with definite useful lives are amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unearned Income

Unearned income consists of customer deposits for the development of molds used in the manufacturing process. As of June 30, 2011 and 2010, the Company had $197,114 and $104,861, respectively, of unearned income related to mold development. The Company recognizes revenue and the related expenses when the customer approves the mold for production. Accordingly, as of June 30, 2011 and 2010, the Company has incurred costs of $105,600 and $375,675, respectively, related to molds in the process of being developed which have been deferred and are included in prepaid expenses and other assets on the accompanying balance sheet.

Research and Development Costs

Research and development costs are expensed as incurred. The majority of these expenditures consist of salaries for engineering and manufacturing personnel and fees paid to consultants for services rendered. For the year ended June 30, 2011 and 2010, the Company incurred $1,102,000 and $980,000, respectively, for research and development, which is included in selling, general and administrative expenses on the accompanying statement of income.

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, notes and accounts receivable, accrued liabilities, and notes and accounts payable. It is management’s opinion that the Company is not exposed to significant interest rate or credit risks arising from these instruments. Unless otherwise noted, the fair values of these financial instruments approximate their carrying values.

Use of Estimates

The preparation of comparative consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the comparative consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

No provision for income taxes has been recorded in the comparative consolidated financial statements as Members are required to report their share of the Company’s earnings or losses in their respective income tax returns.

Presentation of Certain Taxes

The Company collects various taxes from customers and remits these amounts to applicable taxing authorities. The Company’s accounting policy is to exclude these taxes from revenues and cost of sales.

Advertising

Advertising costs are charged to operations when incurred. Total advertising costs for the year ended June 30, 2011and 2010, was approximately $131,567 and $108,669, respectively.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Date of Management’s Review

Subsequent events have been evaluated through August 17, 2011, which is the date the comparative consolidated financial statements were available to be issued.

NOTE B – ACCOUNTS RECEIVABLE

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have historically not been material to the comparative consolidated financial statements.

The Company has no policy requiring collateral or other security to support its accounts receivable, however, it is in possession of the customers’ tools and the sales contract provides that title for the tool will transfer to the Company in the event of nonpayment.

During the year ended June 30, 2011and 2010, FloMet LLC, a majority owned subsidiary derived approximately 57 and 60 percent, respectively, of its total net sales from three customers. At June 30, 2011 and June 30, 2010, receivables totaling approximately $914,128 and $628,500, respectively, were from these three customers.

NOTE C - INVENTORY

Inventories, net at June 30, 2011 and 2010 consisted of the following:

	2011	2010

Raw Materials and Supplies	$1,302,031	$426,093
Work In Process	822,354	486,956508
Finished Goods	2,213,407	582,165
Spare Parts	217,299	267,599
Reserve for Obsolescence	(197,280)	(137,605)

	$4,357,811	$1,625,208

Long Term Inventory		67,425

Net Inventory	$4,357,811	$1,692,633

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE D – PLANT AND EQUIPMENT

Plant and equipment at June 30, 2011 and 2010 consisted of the following:

	2011	2010

Building and Improvements	$2,070,076	$2,070,076

Machinery and Equipment	8,220,929	6,959,966
Leasehold Improvements	40,871	40,871
Vehicles	1 11,083	8,000
Construction in Process	160,392	112,417
	10,603,351	9,191,330
Less: Accumulated Depreciation	6,005,365	5,383,963
	$4,597,986	$3,807,367

NOTE E – LONG-TERM DEBT

Long-term debt payable at June 30, 2011, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points;
balance due November 2021.	$810,830

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	232,280

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	526,757

Note payable to bank with maximum draws of $500,000; collateralized by equipment; payable in interest only payments at 5.00% until January 2012, followed by principal and interest payments calculated based on the final loan draw at 6.50%; balance due December, 2015.	126,494

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of 10,362 with interest at 6.00%; balance due December, 2015.	456,621

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $58,000 with interest at 5.95%; balance due March, 2016.	2,870,946

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $17,572 with interest at 5.95%; balance due March, 2016.	884,108

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE E – LONG-TERM DEBT (continued)

Note payable to bank; collateralized by equipment, inventory, and accounts receivable; due in monthly principal and interest payments of $28,772 with interest at 5.95%; balance due March, 2016.	1,447,606

Total Long-Term Debt	7,355,642

Less: Current Portion	(1,452,330)

Total Long-Term Debt Less Current Portion	$5,903,312

Maturities on notes payable at June 30, 2011, are as follows:

2012	$1,452,330
2013	1,360,768
2014	1,448,296
2015	1,453,803
2016	1,135,070
2017 – 2021	445,817
2022	59,558

$7,355,642

Long-term debt payable at June 30, 2010, consisted of the following:

Note payable to bank; collateralized by building; due in monthly principal and interest payments of $9,335 with interest at 7.49%; the interest rate will adjust based on the Five Year United States Treasury Bill Rate plus 350 basis points; balance due November 2021.	$859,260

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $24,027 with interest at 7.30%; balance due April 2012.	492,810

Note payable to bank; collateralized by equipment; due in monthly principal and interest payments of $14,334 with interest at 7.50%; balance due December, 2014.	653,477

Total Long-Term Debt	2,005,547
Less: Current Portion	(435,633)

Total Long-Term Debt less Current Portion	$1,569,914

Maturities on notes payable at June 30, 2010, are as follows:

2011	$435,633
2012	420,870
2013	203,714
2014	219,750
2015	149,423
2016 – 2020	413,414
2021 – 2022	162,742

$2,005,547

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE F – UNUSED LINES OF CREDIT

The Company has an available line of credit of up to $750,000, due November, 2011, bearing interest at 5.00%, which is collateralized by accounts receivable and inventory. At June 30, 2011, the outstanding balance on the line of credit was $700,000.

The Company has an available line of credit of up to $250,000, due February, 2013, bearing interest at 5.5%, which is collateralized by inventory, accounts receivable, and contract rights of the Company. At June 30, 2011 and June 30, 2010, there was no outstanding balance on the line of credit.

NOTE G – RETIREMENT PLANS

The Company sponsors a 401 (k) plan and matches employee contributions as determined by resolution of the Board on an annual basis. The amount charged to expense under the Plan was $190,482 and $187,817 for the year ended June 30, 2011 and 2010, respectively.

NOTE H - PROFIT SHARING CASH INCENTIVE PLAN

Certain full-time salaried employees of the Company are covered under a contributory profit sharing plan. The Company’s contributions are based on amounts established at the discretion of the Board. The Company’s contributions to this plan for the year ended June 30, 2011 and 2010 were $232,121 and $122,315, respectively.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE I - COMMITMENTS

The Company leases land and facilities under noncancellable operating lease agreements expiring through October 31, 2014 but contain various renewal options.

The Company leases a copy machine under a noncancellable operating lease agreement expiring on August 31, 2013.

At June 30, 2011, future rental commitments in excess of one year under noncancellable operating leases were as follows:

2012	$271,240
2013	143,996
2014	93,657
2015	33,600

$542,493

Rent expenses were $ 199,201 for the year ended June 30, 2011.

NOTE J – FLOMET LLC SHARE OPTION PLANS

2000 Share Option Plan

During July 2000, the Board adopted its 2000 incentive share option plan (the 2000 Plan) in order to attract and retain key managerial personnel. The Company reserved 658 of its authorized shares to be subject to option.

Under the 2000 Plan, the shares subject to option may be granted at the sole discretion of the Board. The option price is based upon eight times the Company’s earnings before interest, taxes, depreciation and amortization (EBITDA) for the immediately preceding twelve months, divided by the number of outstanding shares, as defined in the Plan, as of the date the option was granted.

As of June 30, 2011, the Company has granted options for 536 shares ranging from $788 to $2,890 per share. A total of 464 shares have been exercised. The options are exercisable, and vest, at varying rates as determined by the Board. The plan originally provided that the optionee had 180 days from the date the applicable portion of the option vested to exercise the option, or it expired. However, during 2004, the Company modified the 2000 Plan to extend each optionee’s expiration dates by four years. The options also expire upon the optionee’s termination of employment from the Company for any reason. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment. At June 30, 2011, the balance of notes receivable related to financed option purchases was $41,616. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

such option; (iv) beginning on the date that is three years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option; (v) beginning on the date that is four years after July 1, 2006 and continuing for 180 days thereafter, such option shall be exercisable as to 20% of the shares covered by such option or it expires. The Company can finance the exercise price under terms agreeable to the Board of Managers, secured by the shares; however, the shares cannot be issued until the Company has received full payment.

At June 30, 2011 the balance of notes receivable related to financed option purchase was $189,905. Payments on the notes receivable are to be made from incentive compensation earned by the optionee. In the event insufficient incentive compensation is earned by the optionee to meet the principal payments due under the note receivable, the payments can be waived until sufficient incentive compensation is earned.

The following assumptions were made in estimating the minimum value: risk free rate of 4.89%, in 2006, no dividend yield, expected life of five years and no expected volatility. Since the options are deemed non-compensatory, no compensation expense related to their issuance has been recognized in the comparative consolidated financial statements. Had compensation cost been determined on the basis of minimum value pursuant to FASB ASC 718-10-30, the additional aggregate compensation expense recognized in prior years would have been approximately $69,000.

If the optionee’s employment with the Company terminates prior to vesting, the redemption price is the purchase price plus 6 percent of such purchase price multiplied by a fraction, the numerator of which shall be the number of days that the shares were held by the optionee and the denominator of which shall be 365. If the shares are fully vested the redemption price will be eight times EBITDA for the most recent 12- month period, multiplied by a fraction, the numerator of which shall be the number of shares being redeemed and the denominator of which shall be the number of outstanding shares on the date the Company gave notice of its right to redemption.

Quadrant Metals Technologies LLC

Notes to Comparative Consolidated Financial Statement (unaudited)

June 30, 2011 and June 30, 2010

NOTE J – FLOMET LLC SHARE OPTION PLANS (continued)

Additional Disclosures

Both the 2000 and 2006 Plans provide that in the event the Company is sold and remains a surviving entity, the Company shall give written notice of such transaction to holders of outstanding options at least fifteen days prior to the effective date of such transaction, and each such holder shall have the option of exercising his vested options prior to such transaction; provided, further, that to the extent that any such holder’s options are not then fully vested pursuant to the terms of the Plan and the applicable option agreement, the unvested options of such holder that would otherwise vest in the future shall automatically vest and be exercisable upon the effective date of such notice.

NOTE K – TEKNA SEAL LLC SHARE OPTION PLANS

During 2006, the company adopted a Unit Option Plan. Under the plan, the company may grant options to its key employees for up to 502 units of ownership. The exercise price of each option equals the company’s fair value on the date of grant and an options’ maximum term is five years. Vesting periods range from immediate to five years from the date of grant. Compensation costs relating to share-based payments transactions occurring prior to July 1, 2006 are recognized in the financial statements using the intrinsic value method, whereas compensation expenses is recognized as the difference between the fair value of the company and the exercise price. For the year ended June 30, 2011, the company recognized $0 of compensation expense for unit options.

NOTE L – RELATED PARTY TRANSACTIONS

During 2011, the Company hired Quadrant Management Inc. to provide investment banking and management consulting services. Quadrant Management Inc. has similar majority ownership the Company. The Company incurred $400,000 in fees during the year ending June 30, 2011. As of June 30, 2011, the company owed $350,000 to Quadrant Management Inc.

Please see QMT Financial Statements for the year ended June 30, 2011 (audited), contained elsewhere in this document.

Quadrant Metals Technologies LLC

Consolidating Balance Sheets

June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC
ASSETS

Current Assets:
Cash and Cash Equivalents	-	2,429,702	391,920	2,821,622	-	2,821,622
Accounts receivable - net	-	1,311,758	631,010	1,942,768	-	1,942,768
Due from Related Party	-	8,622		8,622	(8,622)	-
Due from Member	-	7,744		7,744	-	7,744
Inventories	-	1,160,715	464,493	1,625,208	-	1,625,208
Prepaid expenses	-	465,417	27,297	492,714	-	492,714
Total current assets	-	5,383,958	1,514,720	6,898,678	(8,622)	6,890,056

Plant and Equipment, Net of Accumulated Depreciation	-	3,678,320	129,047	3,807,367	-	3,807,367

Long Term Assets
Long Term Inventory	-	37,000	67,425	104,425	-	104,425
Goodwill	-	0	3,373,437	3,373,437	-	3,373,437
Investment in Flomet LLC	5,303,586			5,303,586	(5,303,586)	-
Investment in Tekna Seal LLC	4,047,071			4,047,071	(4,047,071)	-
Total Long Term Assets	9,350,657	37,000	3,440,862	12,828,519	(9,350,657)	3,477,862
						-
Total Assets	$9,350,657	$9,099,278	$5,084,629	$23,534,564	$(9,359,279)	$14,175,285

LIABILITIES AND
MEMBERS' EQUITY

Current Liabilities:
Current portion-long term debt	-	435,633		435,633	-	435,633
Accounts payable - trade	-	352,697	230,292	582,989	-	582,989
Accrued Payroll and Related Liabilities	-	270,584		270,584	-	270,584
Other Accrued Expenses	-	124,607	80,474	205,081	(622)	204,459
Due to Related Party	-		8,000	8,000	(8,000)	-
Unearned Mold Income	-	104,861		104,861	-	104,861
Total current liabilities	-	1,288,382	318,766	1,607,148	(8,622)	1,598,526

Long-Term Liabilities
Long-term debt, Net of Current Portion	-	1,569,914	-	1,569,914	-	1,569,914
Deferred Rent	-	-	6,283	6,283	-	6,283
Total Long-Term Liabilities	-	1,569,914	6,283	1,576,197	-	1,576,197

Minority Shareholders' Interests	-	937,396	712,509	1,649,905	-	1,649,905

Members' Equity	9,350,657	5,303,586	4,047,071	18,701,314	(9,350,657)	9,350,657

Total liabilities and equity	$9,350,657	$9,099,278	$5,084,629	$23,534,564	$(9,359,279)	$14,175,285

Quadrant Metals Technologies LLC

Consolidating Statements of Income (unaudited)

June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC

Revenues
Sales Income	$-	$12,420,775	$3,817,461	$16,238,236	$-	$16,238,236
Income from Flomet LLC	1,597,784				(1,597,784)
Income from Tekna Seal LLC	568,832				(568,832)
Interest Income		7,621	676	8,297		8,297
Other Income		3,251	60	3,311		3,311
Total Revenues	2,166,616.0	12,431,647	3,818,197	16,249,844	(2,166,616)	16,249,844

Cost and Expenses
Cost of Sales		7,376,524	2,035,369	9,411,893		9,411,893
Selling, General and Administrative Expenses		3,024,167	1,113,278	4,137,445		4,137,445
Interest Expenses		150,989	572	151,561		151,561
Other Expenses				-		-
Total Cost and Expenses	-	10,551,680	3,149,219	13,700,899	-	13,700,899

Earnings Before Minority Interest	2,166,616	1,879,967	668,978	4,715,561	(2,166,616)	2,548,945

Minority Interest	-	282,183	100,146	382,329	-	382,329

Net Income	$2,166,616	$1,597,784	$568,832	$4,333,232	$(2,166,616)	$2,166,616

Quadrant Metals Technologies LLC

Consolidating Statements of Cash Flows (unaudited)

June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC

Cash Flows from Operating Activities
Earnings Before Minority Interest	$2,166,616	$1,879,967	$668,978	$4,715,561	$(2,166,616)	$2,548,945
Adjustments to Reconcile Net Income to				-
Net Cash Provided By Operating				-
Activities:				-
Depreciation and Amortization		530,568	56,833	587,401		587,401
Income from Flomet LLC	(1,597,784)			(1,597,784)	1,597,784	-
Income from Tekna Seal LLC	(568,832)			(568,832)	568,832	-
Defered Rent Expense			900	900		900
(Increase) Decrease in Assets				-		-
Accounts Receivable		1,096,627	(65,511)	1,031,116		1,031,116
Due from Related Party		1,116		1,116	(1,116)	-
Due from Member		6,136		6,136		6,136
Inventory		(11,319)	(160,597)	(171,916)		(171,916)
Prepaid Expenses and Other Assets		(148,692)	4,228	(144,464)		(144,464)
Other Long-Term Assets				-		-
Increase (Decrease) in Liabilities				-		-
Accounts Payable		29,255	132,700	161,955		161,955
Other Accrued Expenses		(185,823)	(5,375)	(191,198)	1,116	(190,082)
Due to Related Party				-		-
Unearned Mold Income		53,173		53,173		53,173
Net Cash Provided by Operating Activities	-	3,251,008	632,156	3,883,164	-	3,883,164
Cash Flows from Investing Activies
Purchase of Goodwill	-	-	-	-		-
Investment in Plant and Equipment	-	(685,423)	(26,422)	(711,845)		(711,845)
Net Cash Used by Investing Activites	-	(685,423)	(26,422)	(711,845)	-	(711,845)
Cash Flows from Financing Activies
Proceeds from Issuance of Long-Term Debt	-	532,466	-	-
Payments on Long-Term Debt	-	(358,985)	(57,803)	(416,788)		(416,788)
Proceeds from Member Shares Issued	-	20,491	32,789	53,280		53,280
Purchase of Membership Shares	-	(61,615)	-	(61,615)		(61,615)
Distributions to Members	-	(1,426,928)	(559,489)	(1,986,417)		(1,986,417)
Net Cash used in Financing Activities	-	(1,294,571)	(584,503)	(2,411,540)	-	(2,411,540)
Net Increase (Decrease) in Cash and Cash Equivalents	-	1,271,014	21,231	1,292,245		1,292,245
Cash and Cash Equivalents, Beginning of Year	-	1,158,688	370,689	1,529,377		1,529,377
Cash and Cash Equivalents, End of Year of Year	$-	$2,429,702	$391,920	$2,821,622	$-	$2,821,622
Supplemental Disclosure of Cash Flow
Information
Cash Paid for Interest		150,989	572	151,561		151,561

Quadrant Metals Technologies LLC

Consolidated Statement of Members’ Equity (unaudited)

For the Year Ended June 30, 2010

	Quadrant Metals Technologies LLC	Flomet LLC	Tekna Seal LLC	Total	Less: Intercompany Eliminations	Consolidated Quadrant Metals Technologies LLC
Balance, June 30, 2009	$-	$5,767,452	$4,617,302	$10,384,754	$-	$10,384,754
Unit Options Exercised & Issued		10,404	-	10,404	-	10,404
Payments on Notes Receivable		10,087	32,789	42,876	-	42,876
Earnings Before Minority Interest		1,879,967	668,978	2,548,945	-	2,548,945
Distributions		(1,426,928)	(559,489)	(1,986,417)	-	(1,986,417)
				-
Balance, June 30, 2010	-	6,240,982	4,759,580	11,000,562	-	11,000,562

Total Equity Reported on Balance Sheets		937,396	712,509	1,649,905		1,649,905
Minority Shareholders' Interest		5,303,586	4,047,071	9,350,657		9,350,657
Members' Equity	$-	$6,240,982	$4,759,580	$11,000,562	$-	$11,000,562

Advanced Forming Technology

Combined Financial Statements
For the Years Ended April 1, 2012 and April 3, 2011 (audited)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Proxy Statement of ARC Wireless Solutions, Inc. of our report dated June 13, 2012 relating to our audit of the combined financial statements of Advanced Forming Technology for the years ended April 1, 2012 and April 3, 2011.

Hein & Associates LLP

Denver, Colorado

July 16, 2012

ADVANCED FORMING TECHNOLOGY

Hein & Associates LLP 1999 Broadway Suite 4000 Denver, Colorado 80202	www.heincpa.com p 303.298.9600 f 303.298.8118

INDEPENDENT AUDITOR’S REPORT

Advanced Forming Technology

Longmont, Colorado

We have audited the accompanying combined balance sheets of Advanced Forming Technology (the “Company”) as of April 1, 2012 and April 3, 2011, and the related combined statements of operations, stockholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 1, 2012 and April 3, 2011, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Hein & Associates LLP

Denver, Colorado

June 13, 2012

CERTIFIED PUBLIC ACCOUNTANTS AND ADVISORS	DENVER | HOUSTON | DALLAS | ORANGE COUNTY

ADVANCED FORMING TECHNOLOGY

COMBINED BALANCE SHEETS

(in thousands) (audited)

	April 1, 2012	April 3, 2011

ASSETS
Current Assets:
Cash and cash equivalents	$971	$502
Accounts receivable – net of return allowance of $4 and $23, respectively, in 2012 and 2011	6,076	4,167
Inventories	5,969	3,973
Income tax receivable	272	100
Current deferred income taxes	183	189
Prepaid expenses and other current assets	429	534
Total current assets	13,900	9,465

Property, Plant and Equipment, Net	20,044	22,036
Goodwill	12,387	12,387
Other Assets:
Intangible assets, net	12	13
Due from related party	26,824	25,477
Total other assets	26,836	25,490

Total Assets	$73,167	$69,378

liabilities and stockholders’ equity

Current Liabilities:
Accounts payable	$3,976	$2,310
Accrued liabilities	1,036	583
Total current liabilities	5,012	2,893
Long-Term Liabilities:
Non-current deferred income taxes	923	1,137
Total long-term liabilities	923	1,137
Stockholders’ Equity:
Additional paid-in capital	22,494	22,494
Retained earnings	43,110	40,923
Accumulated other comprehensive income	1,628	1,931
Total stockholders’ equity	67,232	65,348
Total Liabilities and Stockholders’ Equity	$73,167	$69,378

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

COMBINED STATEMENTS OF OPERATIONS

(in thousands) (audited)

	For the Years Ended,
	April 1, 2012	April 3, 2011

Revenues	$33,692	$25,291

Cost of Sales	28,325	22,028

Gross profit	5,367	3,263

Selling, General and Administrative Expenses	3,277	3,191

Income from Operations	2,090	72

Interest Income, net	13	40

Income before Tax	2,103	112

Income Tax Benefit (Expense):
Current income tax expense	(76)	(390)
Deferred income tax benefit	160	80
Total income tax benefit (expense)	84	(310)

Net Income (Loss)	$2,187	$(198)

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands) (audited)

FOR THE YEARS ENDED APRIL 1, 2012 AND APRIL 3, 2011

	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity

Balance, March 28, 2010	$22,494	$41,121	$1,554	$65,169

Unrecognized gain on derivatives	–	–	377	377
Net loss	–	(198)	–	(198)

Balance, April 3, 2011	22,494	40,923	1,931	65,348

Unrecognized loss on derivatives	–	–	(303)	(303)
Net income	–	2,187	–	2,187

Balance, April 1, 2012	$22,494	$43,110	$1,628	$67,232

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

COMBINED STATEMENTS OF CASH FLOWS

(in thousands) (audited)

	For the Years ended,
	April 1, 2012	April 3, 2011

Cash Flows from Operating Activities:
Net income (loss)	$2,187	$(198)
Non-cash items:
Depreciation and amortization	2,135	2,484
Deferred taxes	(208)	(334)
Changes in assets and liabilities:
Accounts receivable	(1,909)	(153)
Inventories	(1,996)	101
Prepaid expenses and other current assets	105	(189)
Income tax receivable and payable	(172)	681
Payables and accruals	1,816	152
Other non-current assets and liabilities	–	(13)
Net cash provided by operating activities	1,958	2,531
Cash Flows from Investing Activities:
Intercompany advances	(1,347)	(2,003)
Purchase of property, plant and equipment	(155)	(256)
Other investing activities	13	28
Net cash used in investing activities	(1,489)	(2,231)
Net Increase in Cash and Cash Equivalents	469	300
Cash and Cash Equivalents, beginning of period	502	202
Cash and Cash Equivalents, end of period	$971	$502
Cash Paid for Interest	$11	$15

See accompanying notes to these combined financial statements.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

1.	Nature of Operations and Summary of Significant Accounting Policies:

Nature of Operations – Incorporated in 1987, Advanced Forming Technology, Inc. (the “Company” or AFT) quickly became an industry leader of metal injection molding (MIM) technology. Metal injection molding combines the shape making capability of plastic injection molding with the material flexibility of powder metallurgy. Using fine metal powders in combination with a “binder” system, components are injection molded, debound and sintered. This process produces highly dense, complex, precisely shaped parts exhibiting properties approaching that of wrought material AFT is a U.S. supplier of MIM parts to a wide variety of industries including: aerospace, automotive, consumer, firearms, and medical. In 1991, Precision Castparts Corp. (PCC) acquired AFT. AFT Europa, Kft. (AFT-Europe) was established in 2001 in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Both AFT and AFT-Europe are wholly owned subsidiaries of PCC.

The Company follows accounting standards set by the Financial Accounting Standards Board, commonly referred to as the FASB. The FASB sets generally accepted accounting principles (GAAP) that the Company follows to ensure it consistently reports the Company’s financial condition, results of operations and cash flows. References to GAAP issued by the FASB in these footnotes are to the FASB Accounting Standards Codification™, sometimes referred to as “guidance” or ASC. The FASB finalized the Codification effective for periods ending on or after September 15, 2009.

Principles of Combination – The accompanying combined financial statements were prepared in accordance with GAAP and include the accounts of Advanced Forming Technology, Inc. and AFT-Europa, Kft., wholly owned subsidiaries of PCC. All intercompany transactions between AFT and AFT-Europe have been eliminated in the combination. All intercompany transactions with PCC business units are reflected as due from or due to related party. Additional paid-in capital on the combined balance sheet reflects PCC’s investment in AFT and AFT-Europe. AFT’s fiscal year is based on a 52-53 week year ending the Sunday closest to March 31.

Financial Instruments – AFT’s financial instruments include cash and cash equivalents and derivative instruments. Because of their short maturity, the carrying amounts of cash and cash equivalents approximate fair value. At various times, AFT uses derivative financial instruments to limit exposure to changes in foreign currency exchange rates. AFT accounts for derivatives pursuant to derivative instruments and hedging activities accounting guidance. This guidance requires that all derivative financial instruments be recorded in the financial statements and measured at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income (loss)) depending on whether the derivative is being used to hedge designated changes in fair value or cash flows.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Cash and Cash Equivalents – The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

The majority of the Company’s cash resources are managed under a pooled treasury system wherein receipts are deposited to the corporate accounts of PCC and disbursements are centrally funded. As part of this pooled activity, AFT-Europe earns interest on balances on deposit with PCC and pays interest when AFT-Europe borrows money from the pool.

Receivables and Credit Policies – Trade receivables consist of uncollateralized customer obligations due under negotiated credit terms. Management reviews trade receivables to estimate uncollectible accounts using a systematic based calculation on a quarterly basis and reduces the carrying amount by a valuation allowance. If the receivable ages beyond a year, the account is reserved 100%. In addition, if non-collection of an account becomes highly unlikely, the amount is reserved immediately. Accounts are deemed delinquent if a payment is past due one day beyond the credit terms.

Inventories – All inventories are stated at the lower of cost or current market values. Cost for inventories at AFT is determined on a last-in, first-out (LIFO) basis. The average inventory cost method is utilized for AFT-Europe. Costs utilized for inventory valuation purposes include material, labor and manufacturing overhead.

Inventories consist primarily of the following:

	April 1, 2012	April 3, 2011

Raw materials/supplies	$2,195	$1,370
Work-in-progress	3,127	2,094
Finished goods	828	724
	6,150	4,188
Less LIFO reserve	(181)	(215)

Total	$5,969	$3,973

The amount of reserve is allocated between work-in-progress, raw materials, and finished goods for fiscal 2012 and 2011.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Property, Plant and Equipment – Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment is computed using the straight-line method based on the estimated service lives of the assets. Estimated service lives are generally 20 to 40 years for buildings and improvements, 3 to 12 years for machinery and equipment and 3 to 7 years for computer hardware and software. The cost of properties sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any gains or losses are reflected in current operations. Expenditures for routine maintenance, repairs and minor improvements are charged to expense as incurred.

Long-Lived Assets – Long-lived assets held for use are subject to an impairment assessment upon certain triggering events. If the carrying value is no longer recoverable based upon the undiscounted future cash flows, an impairment is recorded for the difference between the carrying amount and the fair value of the asset. Long-lived assets considered held for sale are stated at the lower of carrying value or fair value less the cost to sell.

Goodwill and Other Intangible Assets – Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and other intangible assets deemed to have indefinite lives are not subject to amortization in accordance with accounting guidance provided by GAAP through the Accounting Standards Codification. Goodwill and intangible assets are tested for impairment. This testing compares the carrying values of each intangible asset or reporting unit to estimated fair values. If the carrying value of these assets is in excess of estimated fair value, the carrying value is reduced to their estimated fair value or, in the case of goodwill, implied fair value. The Company has determined that there was no impairment of goodwill or other intangible assets as of April 1, 2012 and April 3, 2011.

Identifiable intangible assets and goodwill consist of the following at April 1, 2012 and April 3, 2011:

	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
April 1, 2012
Amortized intangible assets:
Patent	$12	$–	$–	$12
Unamortized intangible assets:
Goodwill	16,799	(4,412)	–	12,387

	$16,811	$(4,412)	$–	$12,399
April 3, 2011
Amortized intangible assets:
Patent	$13	$–	$–	$13
Unamortized intangible assets:
Goodwill	16,799	(4,412)	–	12,387

	$16,812	$(4,412)	$–	$12,400

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Estimated amortization expense for each of the following fiscal years is as follows:

2013	$1
2014	1
2015	1
Thereafter	9

$12

The amortization will change in future periods if other intangible assets are acquired, existing intangibles are disposed, or impairments are recognized.

Revenue Recognition – The Company recognizes revenue when the earnings process is complete. This generally occurs when products are shipped to the customer in accordance with the contract or purchase order, ownership and risk of loss have passed to the customer, collectability is reasonably assured, and pricing is fixed and determinable. In instances where title does not pass to the customer upon shipment, AFT recognizes revenue upon delivery or customer acceptance, depending on terms of the sales agreement. Service sales, representing maintenance and engineering activities, are recognized as services are performed.

Shipping and Handling Costs – Shipping and handling fees and costs charged to customers are reflected in net revenues and cost of goods sold, as appropriate.

Concentrations of Business and Credit Risk – Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Financial instruments potentially subjecting the Company to concentrations of credit risk consist principally of receivables.  As of April 1, 2012 and April 3, 2011, approximately 30% and 29%, respectively, of the Company’s trade receivables were attributed to two customers in fiscal 2012 and 2011. One of these customers is a major customer and contributed greater than 10% of the Company’s revenues in fiscal 2012 and fiscal 2011. The Company has long-standing relationships with these customers, and management considers the credit risk to be low.

No suppliers accounted for greater than 10% of the Company’s purchases for the periods ended April 1, 2012 and April 3, 2011.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes – Provisions for federal, state and foreign income taxes are calculated on reported pre-tax earnings based on current tax law and also include, in the current period, the cumulative effect of any changes in tax rates from those previously used in determining deferred tax assets and liabilities. Such provisions differ from the amounts currently receivable or payable because certain items of income and expense are recognized in different time periods for financial reporting purposes than for income tax purposes. Significant judgment is required in determining income tax provisions and evaluating tax positions. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Tax benefits arising from uncertain tax positions are recognized when it is more likely than not that the position will be sustained upon examination by the relevant tax authorities. The amount recognized in the financial statements is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. AFT recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense.

Foreign Currency Transactions – Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions that have been designated as hedges of identifiable foreign currency commitments are included in the results of operations as incurred. Transaction gains and losses had no material impact on AFT’s results of operations for any year presented.

AFT-Europe adopted the U.S. dollar as its functional currency as of fiscal 2003, thus there were no translation gains or losses reported as a component of stockholders’ equity in fiscal 2012 and 2011.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Retirement and Other Post-Retirement Benefit Plans – The Company participates in a defined benefit and defined contribution plan covering substantially all U.S. employees sponsored by PCC. The liabilities and net periodic cost of AFT’s defined benefit pension and other post-retirement plans are determined using methodologies that involve several actuarial assumptions, the most significant of which are the discount rate, the rate of return on plan assets, and medical trend rate (rate of growth for medical costs). For the U.S. plan, the discount rate was determined based on the results of a bond matching model that constructed a portfolio of bonds with credit ratings of AA/Aa, or higher, that match AFT’s expected pension benefit cash flows. The discount rate was determined on the basis of the internal rate of return on the bond portfolio. A portion of net periodic pension cost is included in production costs, which is included in inventories and subsequently recognized in net earnings when inventories are liquidated and charged to cost of sales. The Company amortizes gains and losses, which occur when actual experience differs from actuarial assumptions, over the average future service period of employees. AFT’s funding policy for pension plans is to contribute, at a minimum, the amounts required by applicable laws. Pension related assets and liabilities are maintained by PCC in its consolidated financial statements. During fiscal 2012 and 2011, the AFT U.S. net periodic pension cost allocated from PCC was $103 and $132, respectively.

The expense related to employer contributions to the Company’s defined contribution plan was $37 and $41 in fiscal 2012 and 2011, respectively.

Stock-Based Compensation – Select employees of the Company are eligible to participate in PCC’s stock-based compensation plans. Compensation cost related to share-based payment transactions is recognized in PCC’s consolidated financial statements, with the cost measured based on the estimated fair value of the equity or liability instruments issued. PCC recognizes the compensation cost related to stock options over the requisite service period of the award, which is generally the option vesting term of four years. Stock option expense directly attributable to the Company is not significant for the fiscal years ended 2012 and 2011.

2.	Property, Plant and Equipment:

Property, plant and equipment consist of the following:

	April 1, 2012	April 3, 2011

Land	$1,255	$1,255
Buildings and improvements	16,624	16,624
Machinery and equipment	33,972	33,904
Total	51,851	51,783
Less accumulated depreciation	(31,807)	(29,747)

Total	$20,044	$22,036

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Related depreciation expense for the years ended April 1, 2012 and April 3, 2011 was $2,134 and $2,484, respectively.

3.	Fair Value Measurements:

Fair value guidance defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. Fair value guidance defines fair value as the exchange price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Fair value guidance also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table presents the assets and liabilities measured at fair value on a recurring basis as of April 1, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Derivative instruments	$–	$–	$–	$–
Liabilities:
Derivative instruments	$–	$13	$–	$13

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

The following table presents the assets and liabilities measured at fair value on a recurring basis as of April 3, 2011:

	Level 1	Level 2	Level 3	Total

Assets:
Derivative instruments	$–	$309	$–	$309
Liabilities:
Derivative instruments	$–	$–	$–	$–

Derivative instruments consist of fair value hedges and cash flow hedges. Foreign exchange values are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. There were no changes in AFT’s valuation techniques used to measure assets and liabilities at fair value on a recurring basis.

4.	Income Taxes:

Deferred tax assets and liabilities related to the Company’s operations are comprised of the following:

	April 1, 2012	April 3, 2011

Deferred Tax Assets (Liabilities):
Current:
Expense accruals/other reserves	$59	$42
Inventory reserve	124	147
Net current deferred tax assets	$183	$189
Non-Current – Long-Term:
Depreciation/amortization	$(890)	$(1,052)
Other	(33)	(85)
Net long-term deferred tax liabilities	$(923)	$(1,137)

The benefit (expense) for income taxes differs from U.S. federal statutory rate of 35% primarily due to non-recurring adjustments to prior-year tax assets and liabilities.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Effective October 4, 2009, the Company adopted applicable provisions of FASB ASC 740, Accounting for Uncertainty in Income Taxes, to recognize, measure, and disclose uncertain tax positions in the financial statements. Under ASC 740, tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized upon the adoption and in subsequent periods. Upon the adoption of ASC 740, the Company had no unrecognized tax benefits. During the periods ended April 1, 2012 and April 3, 2011, no adjustments were recognized for uncertain tax benefits. The Company recognizes interest and penalties related to uncertain tax positions in income tax benefit (expense). No interest or penalties related to uncertain tax positions were accrued at April 1, 2012 and April 3, 2011.

The Company is included as a member of a consolidated group that files a return in the U.S. federal jurisdiction, and various states.  In addition, the Company files a tax return in Hungary.  The federal consolidated return of which the Company is a member is under examination by the IRS for tax years 2010 and 2011.  In addition, the Company is a member of combined state returns in California, Colorado, Illinois, Oregon, and Texas that are under examination for tax years 2006 through 2010.  For federal and state returns, the statutes of limitation are closed for all tax years through 2006.  The Hungarian tax returns remain open to examination for the tax years 2007 through 2011.

5.	Accrued Liabilities:

Accrued liabilities consisted of the following:

	April 1, 2012	April 3, 2011

Salary and wages payable	$394	$277
Property taxes	68	81
Customer deposits	337	68
Employee stock purchase plan withholdings	34	57
Other accrued liabilities	203	100

Total	$1,036	$583

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

6.	Accumulated Other Comprehensive Income:

Comprehensive income is the sum of net income and all other non-owner changes in equity. The components of the non-owner changes in equity, or accumulated other comprehensive income, were as follows (net of tax):

	April 1, 2012	April 3, 2011

Cumulative unrealized foreign currency translation gains	$1,628	$1,628
Unrecognized gain on derivatives	–	303

Accumulated other comprehensive income	$1,628	$1,931

7.	Derivatives and Hedging Activities:

AFT holds and issues derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates. AFT documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

Derivative financial instruments are recorded in the financial statements and measured at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income (loss)) depending on whether the derivative is being used to hedge changes in fair value or cash flows. In the normal course of business, AFT executes the following types of hedge transactions:

Fair Value Derivatives – AFT has sales and purchase commitments denominated in foreign currencies. Foreign currency forward contracts are used to offset against the risk of change in the fair value of these commitments attributable to fluctuations in exchange rates. Changes in the fair value of the derivative instrument are offset in the combined statements of operations by changes in the fair value of the item being hedged.

ADVANCED FORMING TECHNOLOGY

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands) (audited)

Cash Flow Hedges – AFT has exposure to fluctuations in foreign currency exchange rates. Foreign currency forward contracts and options are used to hedge the variability in cash flows from forecast receipts or expenditures denominated in currencies other than the functional currency. For cash flow hedge transactions, changes in the fair value of the derivative instruments are reported in accumulated other comprehensive income (loss). The gains and losses on cash flow hedge transactions that are reported in accumulated other comprehensive income (loss) are reclassified to earnings in the periods in which earnings are affected by the variability of the cash flows of the hedged item. The ineffective portions of all hedges are recognized in current period earnings.

AFT formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are designated as hedging instruments have been highly effective in offsetting changes in the cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods. When it is determined that a derivative is not, or has ceased to be highly effective as a hedge, AFT discontinues hedge accounting prospectively.

Derivative instruments are measured at fair value within the combined balance sheet either as assets or liabilities. As of April 3, 2011, accounts receivable included foreign exchange contracts of $309. As of April 1, 2012, accounts payable included foreign exchange contracts of $13. For the periods ended April 1, 2012 and April 3, 2011, AFT recognized $295 of gains and $64 of losses, respectively, in the selling, general and administrative expenses line within the combined statements of operations for derivatives designated as hedging instruments.

8.	Subsequent Events:

On April 6, 2012, PCC entered into a purchase and sale agreement with ARC Wireless Solutions, Inc., to purchase the combined AFT entity. The agreement is for a sale price of $43.0 million to be paid with $25.4 million in cash and $17.6 million in convertible notes. Closing of the transaction is estimated to occur in June 2012.

Events subsequent to April 1, 2012 were evaluated through June 13, 2012, the date the combined financial statements were available to be issued. There were no other subsequent events requiring disclosure.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

Beneficial Ownership Prior to the Annual Meeting

The following table summarizes certain information as of the date of this proxy statement, except as noted below, with respect to the beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock. As of the record date of this proxy statement, 3,091,350 shares of our Common Stock are issued and outstanding.

The number of shares beneficially owned and the percentages set forth in the table below do not give effect to shares of Company Common Stock which shall be issued if a majority of the disinterested shareholders of the Company approve the QMT Acquisition at the Annual Meeting, and therefore such shares are not yet included in the table. The table does not include the effects of any conversion of the AFT Convertible Note. In addition, the disclosures set forth below do not give effect to the prospective 1:1.95 Reverse Stock Split.

See, the “Pro-Forma Security Ownership Table Assuming Disinterested Shareholder Approval of the QMT Acquisition and Effectiveness of 1:1.95 Reverse Stock Split” set forth further below in this section of the proxy statement which presents the respective pro-forma number of shares that would be beneficially owned and the respective percentages of ownership of the Company prospectively assuming approval to close the QMT Acquisition and giving effect to the 1:1.95 Reverse Stock Split.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1) as of the date of this Proxy Statement		Percent of Class (1)
Brean Murray Carret Group, Inc. 40 West 57th Street, 20th Floor New York, NY 10019	1,126,484	(2)(4)	36.44%

Jason Young, Chairman of the Board ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	1,126,484	(2)(4)	36.44%

Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer and Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	1,126,484	(2)(4)	36.44%

Paul J. Rini 7376 Johnnycake Rd Mentor, Ohio 44060	417,271	(3)	13.5%

Lynn Wunderman, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1) as of the date of this Proxy Statement		Percent of Class (1)

Jonathan Bernstein, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Viktor Nemeth, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Jerrold H. Abrahams, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Harold R. Bledsoe President and Chief Technology Officer ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	0		*

Keerat Kaur Corporate Secretary ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	1,126,484	(2)(4)	36.44%

All officers, directors and director- nominees as a group (8 persons)	1,126,484	(2)(4)	36.44%

* Less than one percent.

(1)	“Beneficial ownership” is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition, of shares of the Common Stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase Common Stock, or other securities convertible into Common Stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)	Consists of 1,126,484 shares beneficially owned by the Brean Murray Mr. Young, the Chairman of the Company’s Board, and Mr. Theodore Deinard, the Company’s Interim Chief Executive Officer, each serves as a representative of Brean Murray, and each is deemed to share voting and investment power over the shares beneficially owned by the Brean Murray.

(3)	Consists of shares owned by Mr. Paul J. Rini as reported on January 24, 2012.

(4)	The shares owned by Brean Murray are included five times in the table in accordance with the rules governing disclosure of beneficial ownership. In addition to being shown as owned by Brean Murray, these same shares are included as being within the scope of the definition of deemed ownership applicable to each of Jason Young, Theodore Deinard and Keerat Kaur by all officers and directors as a group, all of whom disclaim such ownership.

 Pro-Forma Beneficial Ownership Assuming Approval of the QMT Acquisition by the Disinterested Shareholders and Effectiveness of 1:1.95 Reverse Stock Split.

The following table sets forth on a pro-forma basis, assuming approval of the QMT Acquisition and the Securities Sale by a majority of the disinterested shareholders present and voting at the Annual Meeting , the prospective beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock. Assuming such approval and the issuance of shares thereof, following the Annual Meeting and the closing of the QMT Acquisition and Securities Sale, and giving prospective effect to the 1:1.95 Reverse Stock Split, the Company would have 5,672,767 shares of Common Stock issued and outstanding as of the closing date (without giving effect to any issuances pursuant to conversion of the AFT Convertible Note).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned Pre-1:1.95 Reverse Split (1)		Number of Shares Beneficially Owned Post- 1:1.95 Reverse Split (1)		Percent of Class
Brean Murray Carret Group, Inc. 40 West 57th Street, 20th Floor New York, NY 10019	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Jason Young, Chairman of the Board ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer and Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Paul J. Rini 7376 Johnnycake Rd Mentor, Ohio 44060	447,550	(3)	213,119	(3)	4.1%

Lynn Wunderman, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Jonathan Bernstein, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Viktor Nemeth, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Jerrold H. Abrahams, Director ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Harold R. Bledsoe President and Chief Technology Officer ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146			0		*

Keerat Kaur Corporate Secretary ARC Wireless Solutions, Inc. 6330 North Washington Street, Unit #13 Denver, CO 80216-1146	7,047,199	(2)(4)	3,613,948	(2)(4)	63.7%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned Pre-1:1.95 Reverse Split (1)	Number of Shares Beneficially Owned Post- 1:1.95 Reverse Split (1)		Percent of Class

Precision Cast Parts, Inc. (5)		0		*

All officers and directors as a group (8 persons)		3,613,948	(2)(4)	63.7%

(1)	Gives pro-forma effect to Beneficial Ownership following approval of the QMT Acquisition by the disinterested shareholders of the Company and issuance of the QMT Shares and issuance of the Securities Sale shares.

(2)	In the event the disinterested shareholders do not approve the QMT Acquisition, the numbers and percentages set forth in this table will have no effect and there will be no changes from the table set forth under the caption “Beneficial Ownership as of The Date of this Proxy Statement.” Consists of an aggregate of shares prospectively beneficially owned by the Brean Murray and its affiliates, including Quadrant and Carret P.T., LP, assuming approval of the QMT Acquisition by the disinterested shareholders, pursuant to which shares of Common Stock of the Company would be issued to Quadrant in exchange for approximately 74% of the QMT ownership interests; and Carret P.T., LP, an affiliate of Brean Murray, will purchase from ARC newly-issued shares of ARC’s Common Stock in exchange for a cash investment of $450,594. Mr. Young, the Chairman of the Company’s Board, Mr. Theodore Deinard, the Company’s Interim Chief Executive Officer, and Ms. Keerat Kaur, each serves as a representative of Brean Murray, and each is deemed to share voting and investment power over the shares beneficially owned by the Brean Murray.

(3)	Consists of shares owned by Mr. Paul J. Rini as reported on January 24, 2012.

(4)	The shares prospectively and collectively deemed to be beneficially owned by Brean Murray and its affiliates are included five times in the table in accordance with the rules governing disclosure of beneficial ownership. In addition to being shown as owned by Brean Murray, these same shares are included as being within the scope of the definition of deemed ownership applicable to each of Jason Young, Theodore Deinard and Keerat Kaur and by all officers and directors as a group, all of whom disclaim such ownership.

(5)	Assuming approval of the AFT Acquisition by the Company shareholders, the Company would issue the AFT Convertible Note, pursuant to which PCC, as the holder thereof, would have the right to convert the Convertible Note to Company Common Stock at a purchase price equal to 30-day volume-weighted average trading value of the Common Stock immediately before the conversion. The Convertible Note contains a restriction that PCC may not own more than 9.99% of the issued and outstanding shares of Company Common Stock at any given time. As such, the maximum beneficial ownership to which PCC would be entitled at any given time would be 9.99% to the extent of which principal and interest upon the Convertible Note is outstanding.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be presented at the 2013 Annual Meeting of the Stockholders of the Company must be received by the Company on or before December 31, 2012, to be eligible for inclusion in the Company's proxy materials relating to the 2013 Annual Meeting of Stockholders. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

The Company must receive in writing any stockholder proposals intended to be considered at its 2013 Annual Meeting of Stockholders, but not included in the Company's proxy materials relating to the meeting, by February 15, 2013. Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company's 2013 proxy statement will have discretionary authority to vote on any stockholder proposal that is considered at the 2013 Annual Meeting of Stockholders, but not received on or prior to the deadline described above.

Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. All stockholder proposals should be sent via certified mail, return receipt requested, and addressed to Corporate Secretary, ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, Colorado 80216-1146.

ABSENCE OF APPRAISAL RIGHTS

Under the Utah Revised Business Corporation Act, holders of ARC’s Common Stock will not have any appraisal or dissenters’ rights as a result of the transactions described in this proxy statement.

AVAILABILITY OF REPORTS ON FORM 10-K

A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is being sent to each shareholder who will be receiving this proxy statement. Upon written request, we will provide, without charge, a copy of our 2011 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on July 17, 2012. Any request for a copy of our 2011 Form 10-K or other SEC filings should be mailed to ARC Wireless Solutions, Inc., 6330 North Washington Street, Unit #13, Denver, CO 80216-1146, Attention: Investor Relations.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

We are using the SEC’s full set delivery option of proxy materials.  We will not household our proxy materials or notices to shareholders of record sharing an address.  As a result, shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, shareholders who own the Company’s Common Stock through certain brokerage firms, banks and other entities should be aware that they may only receive one copy from such entities. The Company will, upon request, deliver without charge a separate copy of the Company’s Annual Report on Form 10-K and/or this proxy statement, as may be requested, to any shareholder.  Such materials may be requested via e-mail at investorrelations@antennas.com or by contacting:

ARC Wireless Solutions, Inc.

Attention: Theodore Deinard, Interim Chief Executive Officer

6330 North Washington Street, Unit #13

Denver, CO 80216-1146

Telephone: (303) 467-5236

WHERE YOU CAN FIND MORE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public over the Internet at the SEC’s Website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in any other subsequently filed document.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC. Our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2011, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules.

The Company’s Form 10-K for the fiscal year ended December 31, 2011 was filed with the SEC on March 14, 2012. We are delivering to you with this proxy statement copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

This proxy statement incorporates by reference the following documents that we have previously filed with the SEC. They contain important information about the Company and its financial condition.

•	Our Annual Report on Form 10-K, as amended, for the year ended December 31, 2011.

This proxy statement incorporates by reference our financial statements that are contained in certain documents that we have previously filed with the SEC, as follows:

•	Our audited Consolidated Balance Sheet as of December 31, 2011 and December 31, 2010, our audited Consolidated Statements of Income for the years ended December 31, 2011 and December 31, 2010, our audited Consolidated Statements of Cash Flows for the years ended December 31, 2011 and December 31, 2010 and the Notes to our audited Consolidated Financial Statements, in each case that are contained in our Annual Report on Form 10-K for the year ended December 31, 2011.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this proxy statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to:

Theodore Deinard

Interim Chief Executive Officer

ARC Wireless Solutions, Inc.

6330 North Washington Street, Unit #13

Denver, CO 80216-1146

These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: July 16, 2012	Theodore Deinard
Interim Chief Executive Officer

* * * * *

ANNEX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ARC WIRELESS SOLUTIONS, INC.

Pursuant to Sections 16-10a-1002, 16-10a-1003 and 16-10a-1007 of the Utah Business Corporations Act, the undersigned, being the Chief Executive Officer of ARC Wireless Solutions, Inc., a Utah corporation (the “Corporation”), does hereby certify as follows:

(a) The Board Of Directors of the Corporation adopted resolutions declaring the advisability of amending and restating the Articles Of Incorporation of the Corporation to (i) change the name of the Corporation to “ARC Group Worldwide, Inc.”; and (ii) to effect a reverse stock split of the Corporation’s issued and outstanding Common Stock at an exchange ratio of 1-for-1.95 shares. Pursuant to those resolutions, written notice of a annual shareholders' meeting called for the purpose of voting on those proposed amendments requiring shareholder approval, and setting forth the terms of such proposed amendments, was sent to the shareholders of record of the Corporation.

(b) A meeting was held on ________, 2012, pursuant to notice, for the purpose of voting on the proposed amendments. There were present at said meeting ________ shares, in person or by proxy, constituting a quorum of the outstanding shares of the Corporation entitled to vote. At said meeting, the vote on the proposed amendments was _______ in favor, _______ opposed, and _______ abstaining.

(c) The Amended and Restated Articles of Incorporation, following approval of such proposed amendments, are as follows:

ARTICLE I

NAME

The name of the Corporation is “ARC Group Worldwide, Inc.”

ARTICLE II

DURATION

The Corporation shall exist in perpetuity.

ARTICLE III

PURPOSES AND POWERS

The Corporation is formed to:

(a) Engage in acquisitions of businesses of all kinds.

(b) Buy or otherwise acquire property of all kinds, whether real or personal, tangible or intangible, and to hold, lease, sell, transfer, pledge, mortgage, hypothecate and do all other acts consistent with ownership of said property.

(c) Borrow and lend money.

(d) Occupy, maintain, operate, manage and establish offices to carry on the business of the Corporation, and to provide, hire, employ and discharge employees.

(e) Have all powers granted by the Utah Business Corporations Act as it now reads or as it may be amended, and all powers granted by any other state where the Corporation may qualify to do business.

The foregoing enumeration of purposes and powers shall not be constructed to limit any powers or restrict the business of the Corporation in any way.

ARTICLE IV

CAPITALIZATION

The total number of shares that the Corporation shall have the authority to issue is Two Hundred Fifty Two Million (252,000,000), consisting of Two Hundred Fifty Million (250,000,000) shares of common stock, with each share having a par value of $.0005, and Two Million (2,000,000) shares of preferred stock, with each share having a par value of $.001.

The Board Of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of preferred stock, for the issuance of one or more series of preferred stock, with such voting powers, if any, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board Of Directors, including, without limiting the generality of the foregoing, the following:

(a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preferences or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other terms and conditions of such redemption;

(e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of this class or any other class or classes of capital stock and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the common stock or shares of stock of any other class or any other series of this class; and

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(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class or classes.

The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock , and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

ARTICLE V

RESTRICTION ON COMMENCEMENT OF BUSINESS

The Corporation shall not commence business until consideration in the amount of One Thousand ($1,000.00) has been received for the issuance of its shares.

ARTICLE VI

LIMITATIONS ON SHAREHOLDERS' RIGHTS

With regard to any matter on which any shareholder is entitled to vote, no shareholder shall have the right to accumulate his votes, but each shareholder shall have the number of votes equal to the number of shares held of record by him at the time.

No shareholder shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Corporation, whether now or hereafter authorized, or to any obligations convertible into shares of the Corporation issued or sold, nor any right of subscription to any thereof other than such right, if any, at such price as the Board Of Directors in its discretion may, from time to time, determine pursuant to the authority hereby conferred on them and the Board Of Directors may issue shares of the Corporation or obligations convertible into shares without offering such issue either in whole or in part to the shareholders of the Corporation. Should the Board Of Directors, as to any portion of the shares of the Corporation, whether now or hereafter authorized, or to any obligation convertible into shares of the Corporation, offer the same to the shareholders or any class thereof, such offer shall not in any way constitute a waiver or release of the right of the Board Of Directors subsequently to dispose of other portions of such shares or obligations without so offering the same to shareholders.

ARTICLE VII

AUTHORITY TO ISSUE WARRANTS

The Corporation is hereby expressly authorized and empowered from time to time by resolution of its Board Of Directors, to create and issue whether or not in connection with the issue and sale of any shares or other securities of the Corporation, rights or options entitling the holders or owners thereof to purchase or acquire from the Corporation any shares of any class or series of other securities, whether now or hereafter authorized. Such rights or options to be evidenced by or in such warrants or other instruments as shall be approved by the Board Of Directors. The terms upon which, the time or times which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares or other securities may be purchased or acquired from the Corporation upon the exercise of any rights or options, shall be fixed in a resolution or resolutions adopted by the Board Of Directors providing for the creation and issuance of such rights or options and set forth or incorporated by reference in the warrants or other instruments evidencing such rights or options and as shall be permitted by law. The Board Of Directors is hereby authorized and empowered to authorize the creation and issue of any such rights or options in any such warrants or other instruments from time to time for such consideration as the Board Of Directors may determine. Any and all such shares which may be purchased or acquired or issued upon the exercise of any such right or option shall be deemed fully paid shares and not liable to any further call or assessment, or partly paid and liable to further call or assessment as the terms of the warrants or other instruments evidencing such rights or options shall provide. Except as provided otherwise by law, the Board Of Directors shall have full power and discretion to prescribe and regulate from time to time the procedure to be followed in and all other matters concerning the creation, issuance and exercise of such rights and options and such warrants or other instruments, and the setting aside of shares or other securities for the purpose thereof and the issuance of such shares or other securities upon the exercise thereof.

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ARTICLE VIII

CONTRACTS WITH INTERESTED DIRECTORS

A director of the Corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall, insofar as permitted by statute any transaction or contract of the Corporation, be void or violable or affected by reason of the fact that any director or any firm of which the director is a member, or any corporation of which any director is an officer, director, or shareholder, is in any way interested in such transaction or contract; provided that, at the meeting of the Board Of Directors or of a committee thereof having authority to authorize or confirm such contractor transaction, the interest of such director, firm or corporation shall be disclosed or made known and there shall be present a quorum of the Board Of Directors or of the directors constituting such committee, and such contract or transaction shall be approved by a majority of such quorum which majority shall consist of directors not so interested or connected. No director shall be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract with the Corporation, ratified or is approved as herein provided by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board Of Directors or of such committee for the purposes of determining the existence of a quorum. Each and every person who is, or may become, a director of the Corporation is hereby relived from any liability that might otherwise exist from those contracting with the Corporation for the benefit of himself or any firm, association or corporation in which he may be in any way interested. Any contract, transaction or act of the Corporation or of the Board Of Directors or of any committee which shall be ratified by a majority in interest of a quorum of the shareholders having voting power, shall be as valid and as binding as though ratified by every shareholder of the Corporation; but, this provision shall not be construed as requiring the submission of any contract to the shareholders for approval.

ARTICLE IX

INDEMNIFICATION

The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including all appeals (other than an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that he was or is a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees), judgments, decrees, fines, penalties and amount paid in settlement actually and reasonably incurred by him in connection with such action, suit of proceeding, if he acted in good faith, in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal action or proceeding, had not reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contrendre or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

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ARTICLE X

REVERSE STOCK SPLIT

At 2:00 PM Mountain Time on the effective date of the filing of these Amended and Restated Articles of Incorporation, every 1.95 shares of the Corporation’s outstanding Common Stock will be combined into one share of the Corporation’s Common Stock. The Corporation will not issue fractional shares of Common Stock.  Where a shareholder would have been entitled to a fractional share, the Corporation will round down to the nearest whole share and pay the value of the fractional share to the shareholder.  The value of the fractional share shall be calculated by reference to the record date selected by the Board of Directors for effectiveness of this Reverse Stock Split.

IN WITNESS WHEREOF, the undersigned set his hands hereunto on the ___ day of _______, 2012.

By:
Name:
Title:

6

EXECUTION VERSION

ANNEX B

MEMBERSHIP INTEREST PURCHASE AGREEMENT

by and among

ARC WIRELESS SOLUTIONS, INC.,

QUADRANT MANAGEMENT, INC.,

QMP HOLDING CORP.,

QTS HOLDING CORPORATION,

JOHN SCHOEMER,

ARLAN CLAYTON,

ROBERT MARTEN,

QUADRANT METALS TECHNOLOGIES LLC, and

CARRET P.T., LP

April 6, 2012

TABLE OF CONTENTS (continued)

ii

TABLE OF CONTENTS (continued)

iii

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this “Agreement”) is entered into as of April 6, 2012, by and among ARC Wireless Solutions Inc., a Utah corporation (the “Buyer”), QMP Holding Corp., a Delaware corporation (“QMP”), QTS Holding Corporation, a Delaware corporation (“QTS” and together with QMP, each a “Quadrant Seller” and collectively, the “Quadrant Sellers”), John Schoemer, an individual, Arlan Clayton, an individual, Robert Marten, an individual (each an “Individual Seller” and collectively, the “Individual Sellers”, and together with QMP and QTS, each a “Seller” and collectively, the “Sellers”), Quadrant Metals Technologies LLC, a Delaware limited liability company (the “Company”), Quadrant Management, Inc., a Delaware corporation (“QMI”), as guarantor of the indemnification obligations of the Quadrant Sellers and Carret P.T., LP (“Carret P.T.”). The Buyer, the Sellers and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Certain capitalized and other terms used in this Agreement are defined in Article XI.

RECITALS

A.         The Sellers collectively own all of the issued and outstanding membership interests of the Company (collectively, the “Membership Interests”).

B.         The Sellers desire to sell to the Purchaser all of the Membership Interests, on and subject to the terms and conditions set forth herein.

C.         A special committee of the Board of Directors of the Buyer (the “Special Committee”) has (a) determined that the acquisition of the Company provided for herein, in which the Buyer will acquire the Membership Interests (the “Transaction”), is fair to and in the best interests of the Buyer; (b) approved this Agreement and the transactions contemplated hereby; and (c) recommended that the full Board of Directors of the Buyer approve and adopt this Agreement, on and subject to the terms and conditions set forth herein.

D.         The Board of Directors of the Buyer has approved this Agreement and deems it advisable and in the best interests of its shareholders to consummate the Transaction by acquiring all of the Membership Interests in exchange for newly issued shares of the Buyer’s common stock, par value $0.0005 par value per share (the “Buyer Stock”), on the terms and subject to the conditions set forth herein.

E.          Simultaneously with the closing of the Transaction, Carret P.T. will purchase a certain number of shares of Buyer Stock.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I - PURCHASE AND SALE; CLOSING

1.1         Purchase and Sale. At the Closing, upon the terms and subject to the conditions set forth herein, (a) the Buyer shall purchase from the Sellers, and the Sellers shall sell, convey, assign, transfer and deliver to the Buyer, all of the Membership Interests, free and clear of all Liens and (b) Carret P.T. shall purchase from the Buyer 112,648 shares of Buyer Stock (the “Carret P.T. Shares”).

1.2         Purchase Price; Exchange of Equity Interests.

(a)         In consideration of the sale and transfer of the Membership Interests, the Buyer, upon surrender of the certificates held by Sellers representing all of the Membership Interests duly endorsed for transfer (or such other instruments of transfer as shall be reasonably acceptable to the Buyer) shall deliver or caused to be delivered, in accordance with the allocation schedule set forth on Schedule 1.2 (the “Allocation Schedule”), a number of newly issued shares of Buyer Stock (the “Acquisition Consideration”) equal to (x) Thirty One Million Four Hundred Thirty One Thousand Five Hundred Ninety Two Dollars ($31,431,592), (the “Purchase Price”), divided by (y) a price per share for the Buyer Stock of Four Dollars ($4.00), subject to adjustment for forward stock splits, reverse stock splits, stock dividends and any other similar events occurring after the date hereof.

(b)         Each Seller and Carret P.T. acknowledges and agrees that the Buyer Stock (in the case of the Sellers, representing the Acquisition Consideration) is not registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless registered thereunder or such Seller or Carret P.T. shall have delivered to the Buyer an opinion by counsel reasonably satisfactory to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, to the effect that the Buyer Stock (in the case of the Sellers, representing the Acquisition Consideration) held by such Seller or Carret P.T. may be sold, assigned or transferred pursuant to an exemption from such registration. Each Seller and Carret P.T. further acknowledges and agrees that any sale of the Buyer Stock (in the case of the Sellers, representing the Acquisition Consideration) made in reliance on Rule 144 (or any amendment or applicable rule that operates to replace Rule 144) promulgated under the Securities Act (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Buyer Stock (in the case of Sellers, representing the Acquisition Consideration) under circumstances in which such Seller or Carret P.T. (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with other applicable exemptions under the Securities Act or the rules and regulations promulgated thereunder and applicable state securities laws.

(c)         Unless and until the shares of Buyer Stock (in the case of the Sellers, representing the Acquisition Consideration) have been registered under the Securities Act, the stock certificates representing the Buyer Stock will bear a restrictive legend (the “Legend”) in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “LAWS”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXEMPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

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(d)         The number of shares of Buyer Stock issuable to each Seller in accordance with the Allocation Schedule shall be rounded up or down, as appropriate, to the nearest whole number to eliminate fractional shares.

(e)         In consideration for the issuance of the Carret P.T. Shares, Carret P.T. shall pay the Buyer Four Hundred Fifty Thousand Five Hundred Ninety-Four Dollars ($450,594) (the “Carret P.T. Purchase Price”) in cash.

1.3         The Closing. The Closing shall take place remotely, through the exchange and delivery by facsimile or Portable Document Format (.pdf) signatures, commencing at 9:00 a.m. local time on the Closing Date, or at such other time and place as the Parties mutually agree.

1.4         Actions at the Closing. At the Closing:

(a)         the Company and each Seller shall deliver to the Buyer the various certificates, instruments and documents referred to in Section 7.1;

(b)         the Buyer shall deliver or cause to be delivered to the Sellers the various certificates, instruments and documents referred to in Section 7.2;

(c)         Carret P.T. shall deliver the Carret P.T. Purchase Price in cash in accordance with the wire instructions provided by Buyer two (2) days prior to Closing; and

(d)         each Seller shall deliver or cause to be delivered to the Buyer certificates representing all of the Membership Interests held by such Seller, duly endorsed for transfer, or if the Membership Interests are not evidenced by certificates, then such other instruments of transfer as shall be reasonably acceptable to the Buyer, for all of the Membership Interests held by such Seller, which certificates or instruments of transfer shall, in the aggregate, represent all of the Membership Interests and, upon such delivery, shall be entitled to receive in exchange therefore such Seller’s allocable portion of the Acquisition Consideration in accordance with the Allocation Schedule, which shall be delivered to such Seller by the Transfer Agent as promptly as practicable following the Closing.

1.5         Further Assurances. At any time and from time to time after the Closing, at the Buyer’s request and without further consideration, each Seller shall promptly execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take all such other action as the Buyer may reasonably request, to transfer, convey and assign to the Buyer, and to confirm the Buyer’s title to, all of the Membership Interests, to put the Buyer in actual possession and operating control of the assets, properties and Business of the Company and the Subsidiaries and to assist the Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement. In the event that the Company is delivered to the Buyer with more than an aggregate of $250,000 in Acquired Company Cash on the Closing Date, the Buyer shall not later than three business days thereafter promptly deliver the balance of any and all funds in excess of such amount to the Sellers, in cash, in each such case proportionate to the respective percentage for each such Seller as set forth on the Allocation Schedule.

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ARTICLE II - REPRESENTATIONS AND WARRANTIES REGARDING THE QUADRANT SELLERS, THE COMPANY AND THE SUBSIDIARIES

Each of QMP, QTS and the Company, jointly and severally, represent and warrant to the Buyer that, except as set forth in the Disclosure Schedule, the statements contained in this Article II are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article II. The disclosures in any section or paragraph of the Disclosure Schedule shall qualify only (a) the corresponding section or paragraph in this Article II and (b) other sections or paragraphs in this Article II to the extent that it is clear from a reading of the disclosure that such disclosure also qualifies or applies to such other section or paragraph.

2.1         Existence; Authority.

(a)         Each of the Quadrant Sellers (i) is duly organized and validly existing under the laws of the jurisdiction of its incorporation, (ii) has full corporate power and authority, as applicable, to enter into this Agreement and to carry out its respective term, (iii) has taken all corporate action necessary to authorize the execution, delivery, and performance of this Agreement, and (iv) is not in default under, or in violation of, any provision of its Organizational Documents. This Agreement has been duly and validly executed and delivered by the Quadrant Sellers. This Agreement is binding upon and enforceable against each of the Quadrant Sellers in accordance with its terms, except as enforceability may be limited or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting creditors’ rights and remedies generally and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies. The execution and delivery by each of the Quadrant Sellers of this Agreement, the performance by each Quadrant Seller of its obligations hereunder and the consummation of the transactions contemplated hereby does not and will not conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Organizational Documents of any Quadrant Seller; require on the part of any Quadrant Seller any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental entity; conflict with, result in a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Lien or other arrangement to which any Quadrant Seller is party or by which any Quadrant Seller is bound or to which any of the assets of any Quadrant Seller are subject; result in the imposition of any Lien upon any assets of any Quadrant Seller; or (e) violation any order, writ, injunction, decree, statute, rule or regulation applicable to any Quadrant Seller or any of its properties or assets.

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(b)         The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Company is not in default under, or in violation of, any provision of its Organizational Documents. The Company is duly qualified or licensed to do business as a foreign company in each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business requires such qualification. The Company has all necessary limited liability company power and authority to own, lease, and operate its assets and properties and to carry on its business as now conducted. The Company has all requisite power and authority (limited liability company and other) to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company and other action on the part of the Company. This Agreement has been duly and validly executed by the Company. This Agreement is binding upon and enforceable against the Company in accordance with its terms, except as enforceability may be limited or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting creditors’ rights and remedies generally and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies.

(c)         Each Subsidiary is a limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation. The Subsidiaries are not in default under, or in violation of, any provision of its Organizational Documents. Each Subsidiary is duly qualified or licensed to do business as a foreign company in each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business requires such qualification. Each Subsidiary has all necessary limited liability company power and authority to own, lease, and operate its assets and properties and to carry on its business as now conducted.

2.2         Capitalization.

(a)         Each Quadrant Seller (i) is the record owner of and has the entire right, title and interest in and to the Membership Interests indicated on Section 2.2(a) of the Disclosure Schedule as being owned by such Quadrant Seller, and (ii) has full right, power, capacity and authority to validly sell, assign, convey and transfer such Membership Interests to Buyer. If and when transferred to Buyer as provided in this Agreement, such Membership Interests will be transferred free and clear of all Liens (other than restrictions on transfer arising under the Securities Act and state or foreign securities laws), encumbrances, or claims of any kind. No Quadrant Seller has granted or agreed to grant to any other Person a right, whether absolute or contingent, to purchase or acquire any of such Membership Interests, and no Person (other than Buyer) has any such right.

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(b)         The Membership Interests are the only outstanding Equity Interests of the Company. There are no issued or outstanding Equity Interests of the Company other than the Membership Interests. The Membership Interests have been duly authorized and are validly issued, and are fully paid, nonassessable and free of all preemptive rights. The Membership Interests have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws.

(c)         All of the issued and outstanding Equity Interests of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All Equity Interests of each Subsidiary are held of record and owned beneficially by those Persons listed in Section 2.2(c) of the Disclosure Schedule and are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, Liens, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no obligations providing for the issuance, disposition or acquisition of any Equity Interests of any Subsidiary. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any Equity Interests of any Subsidiary.

(d)         No Subsidiary controls, directly or indirectly, or has any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity. Except for the Subsidiaries, the Company does not control, directly or indirectly, or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.

2.3         No Adverse Consequences. The execution, delivery, and performance of this Agreement by the Quadrant Sellers or the Company (a)  does not require the Quadrant Sellers, the Company or the Subsidiaries (i) to obtain the consent, approval or authorization of any Governmental Entity having jurisdiction over any Quadrant Seller, the Company or any Subsidiary, or obtain any consents, approvals or authorizations prior to the Closing, or (ii) to submit or file any notice, report or other filing with any Governmental Entity having jurisdiction over any Quadrant Seller, the Company or any Subsidiary, file any report under the Exchange Act, or submit or file any notice, report or other filing prior to the Closing; (b) will not violate any Law and Regulation, judgment, order, injunction, decree or ruling of any Governmental Entity applicable to any Quadrant Seller, the Company or any Subsidiary; and (c) will not, either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, or result in a material breach of the terms, conditions or provisions of, or constitute a material default under any Material Contract or Permit.

2.4         Litigation. There is no litigation, proceeding or investigation pending or, to Knowledge of the Quadrant Sellers, threatened, against any Quadrant Seller, the Company or any Subsidiary. There are no judgments, orders or decrees outstanding against any Quadrant Seller, the Company or any Subsidiary.

2.5         Compliance with Laws. Each Quadrant Seller, the Company and each Subsidiary is in material compliance with all Laws and Regulations as in effect on the date of this Agreement applicable to the conduct of the Business, or applicable to the employees employed by the Company or any of the Subsidiaries.

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2.6         Labor Matters. Neither the Company nor any Subsidiary is party, or otherwise subject, to any labor or collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or, to the Knowledge of the Quadrant Sellers, attempting to represent any employees of the Company or any Subsidiary. There is no representation petition respecting any employees of the Company or any Subsidiary pending before any Governmental Entity or, to the Knowledge of the Quadrant Sellers, threatened to be brought or filed.

2.7         Employee Benefits; Employees.

(a)         Section 2.7(a) of the Disclosure Schedule sets forth a list of all pension, retirement, profit sharing, deferred compensation, bonus, commission, incentive, stock option, restricted stock, life insurance, health and disability insurance, hospitalization, self-insured health plans, severance pay plans and all other employee benefit plans or arrangements established or maintained by the Company and the Subsidiaries, including, without limitation, any and all such plans within the scope of ERISA, with respect to the Company and any Subsidiary (each, an “Employee Benefit Plan” and collectively, the “Employee Benefit Plans”).

(b)         With respect to each Employee Benefit Plan, the Quadrant Sellers have delivered to the Buyer a correct and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable, (i) the most recent copies of all documents constituting or embodying such Employee Benefit Plans, (ii) the most recent favorable IRS determination or opinion letter, if applicable, (iii) the most recent summary plan description, and (iv) the most recent Form 5500 and attached schedules, if applicable.

(c)         Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and applicable law (including under ERISA and the Code, as applicable), except as would not reasonably be expected to result in material liability to the Company or the Subsidiaries. No suit, administrative proceeding, action or other litigation has been brought or threatened against or with respect to any such Employee Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor.

(d)         Neither the Company nor any Subsidiary participates in or has withdrawn from participation in a “multiemployer plan” as defined in ERISA section 37A, any “multiple-employer welfare arrangement” as defined in ERISA section 40A, or any employee pension benefit plans (within the meaning of ERISA section 3(2)) maintained by multiple employers that are not members of the same controlled group of entities. None of the Employee Benefit Plans is a defined benefit pension plan subject to Title IV of ERISA.

(e)         With respect to each Employee Benefit Plan, none of the Quadrant Sellers, the Company or any of the Subsidiaries is currently liable for any material Taxes arising under Section 4971, 4972, 4975, 4979, 4980 or 4980B of the Code, and no fact or event exists that would give rise to any such material liability for Taxes. None of the Quadrant Sellers, the Company or any of the Subsidiaries has incurred any material liability under or arising out of Title IV of ERISA that has not been satisfied in full (other than any liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), and no fact or event exists that would reasonably be expected to result in such a liability.

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(f)         None of the Quadrant Sellers, the Company or any of the Subsidiaries have incurred any material liability in respect of post-employment health, medical or life insurance benefits for any current or former employee of the Company or any Subsidiary, except as may be required under COBRA or similar Laws and Regulations and at the expense of the current or former employee.

(g)         The Company has disclosed to the Buyer complete and accurate information regarding the number of employees and sales persons currently employed or engaged by the Company or any Subsidiary, together with the position held by each person, the aggregate amount of the annual compensation (separating base salary and other forms of compensation) paid to such persons and all employee credit for unused vacation time and other paid time off that has been accrued to date, together with all employment agreements to which the Company or any Subsidiary is bound. The Company and each Subsidiary have accrued or paid in full to those employees all wages, commissions, bonuses and other compensation for all services performed by them through the date of this Agreement (other than amounts accrued since the end of the last pay period and other than amounts determined on a discretionary basis as of the end of the fiscal year June 30, 2012) and each of the Company and the Subsidiaries is not subject to any claim for non-payment or non-performance of any of the foregoing.

(h)         There are no open workers’ compensation claims of employees of the Company or any Subsidiary.

2.8         Real Property. Section 2.8 of the Disclosure Schedule sets forth a list of all real property currently owned or leased by the Company or any Subsidiary, and a list of all leases or other material agreements applicable thereto. The Company or the applicable Subsidiary, as applicable, has good and marketable title to all real property identified as being owned on Section 2.8 of the Disclosure Schedule, free and clear of any Lien, easement, environmental lien, environmental use restriction, covenant or other restriction, except for recorded easements, covenants and other non-environmental restrictions which do not materially impair the uses, occupancy or value of such owned real property. The Company and the Subsidiaries as of the date of this Agreement, have delivered to Buyer copies of all leases and other material agreements applicable to the properties set forth on Section 2.8 of the Disclosure Schedule. All such leases are in full force and effect. Neither the Company nor any Subsidiary is in material default under any such lease or other material agreement and, to the Knowledge of the Quadrant Sellers, no event has occurred and is continuing that, with the passage of time or upon giving of notice or both, would constitute an event of material default thereunder. The improvements on the real property owned or leased by the Company or any Subsidiary are in commercially reasonable operating condition and are adequate and suitable for the purposes for which they are presently being used and there are no condemnation or appropriation proceedings pending or threatened against real property or the improvements thereon. To the Knowledge of the Quadrant Sellers, the legal description for all owned real property contained in the deed thereof describes such owned real property fully and adequately.

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2.9         Tangible Personal Property. The Company and each Subsidiary has good and marketable title to, or the right to possession under valid leases of, all of the tangible personal property used in Business presently conducted by the Company or such Subsidiary that is material to the operation of such Business, free and clear of all encumbrances, except Permitted Liens. All such tangible personal property is adequate and suitable for the conduct by the Company and each Subsidiary of the Business presently conducted by the Company and such Subsidiary, and such use complies in all material respects with all applicable Laws and Regulations. All such tangible personal property is in commercially reasonable operating condition and is adequate and suitable for the purposes for which it is presently being used and there are no condemnation or appropriation proceedings pending or threatened against such tangible personal property or improvements thereon.

2.10       Certain Contracts and Arrangements. Section 2.10 of the Disclosure Schedule lists all of the written Contracts to which the Company or any Subsidiary is a party and that are material to the conduct of the Business of the Company or such Subsidiary, other than purchase orders entered into in the Ordinary Course of Business, including all guarantees of any indebtedness or other obligations of or by the Company or any Subsidiary (any such contract, a “Material Contract”). The Company and the Subsidiaries have delivered to Buyer copies of all written Material Contracts (including any and all amendments and other modifications to such Material Contracts) or in the case of oral Material Contracts, a complete and accurate written description of each Material Contract. The Material Contracts are valid and binding obligations of the Company or the applicable Subsidiary, and, to the Knowledge of the Quadrant Sellers, the other parties thereto, enforceable against such parties in accordance with their respective terms except as the same may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other Laws and Regulations relating to or affecting the enforcement of creditors’ rights generally and (b) Laws and Regulations governing specific performance, injunctive relief or other equitable remedies. The Company, each Subsidiary and, to the Knowledge of the Quadrant Sellers, each other party thereto, have complied in all material respects with each such Material Contract to which it is a party, and the Company, each Subsidiary and, to the Knowledge of the Quadrant Sellers, each other party thereto have not caused or permitted to occur a material default under any of Material Contracts, nor has the Company or any Subsidiary granted or been granted any material waiver or forbearance with respect to any of Material Contracts.

2.11       Taxes.

(a)         All material Tax Returns required to be filed by or on behalf of the Company and each Subsidiary at Closing have been timely filed and all Taxes shown to be due on those Tax Returns have been timely paid. All such Tax Returns were correct and complete in all material respects and completely reflect the income, franchise or other tax liability and all other information required to be reported thereon.

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(b)         Neither the Company nor any Subsidiary at Closing is the beneficiary of any extension of time within which to file any Tax Return, other than extensions which do not require the affirmative consent of the relevant Governmental Entity, and no waiver of any statute of limitations in respect of Taxes nor any agreement for extension of time with respect to a Tax assessment or deficiency is in effect or been entered into by or on behalf of the Company or any Subsidiary, as the case may be.

(c)         There is no pending dispute, claim, audit or investigation concerning any Tax liability of the Company or any Subsidiary at Closing, by or with any Tax authority either (i) for which the Company or any Subsidiary as of the Closing, has received written notice or (ii) to the Knowledge of the Quadrant Sellers, otherwise.

(d)         All material Taxes required by applicable Tax law to be withheld or collected by or on behalf of the Company or any Subsidiary at Closing, in connection with any amounts paid or owing to any employee or independent contractor, creditor or other party relating to the Business have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

(e)         Neither the Company nor any Subsidiary has within the past five years distributed stock of another company, or has had its stock distributed by another company, in a transaction that was purported or intended to be governed in whole or in part by Code Sections 355 or 361.

(f)         To the Knowledge of the Quadrant Sellers, the Quadrant Sellers do not expect any Tax authority to assess any additional Taxes against or in respect of the Company or any Subsidiary for any past period.

2.12       Financial Statements. The Company has provided to the Buyer the Financial Statements. The Financial Statements were prepared using materially accurate data derived from the books and records of the Company and each Subsidiary and fairly present the financial condition of the Company and each Subsidiary as of their respective dates and the results of their operations for the periods indicated, in each case on a basis consistent with prior periods and with the Accounting Standards.

2.13       Permits and Licenses. The Company and each Subsidiary holds all Permits that are material to the Business and necessary for the lawful conduct of the Business as currently conducted pursuant to the Laws and Regulations applicable to the Company and each Subsidiary. Each Company or Subsidiary Permit is in full force and effect, and will at Closing remain in full force and effect for operations of the Business by the Company and each Subsidiary to the same and full extent as the Business is operated as of the date hereof, and neither the Company nor any Subsidiary is, or has received notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such Permit.

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2.14       Environmental Conditions.

(a)         To Knowledge of the Quadrant Sellers, the Company and each of the Subsidiaries is in material compliance with all material terms, conditions and provisions of all applicable Environmental Laws and Environmental Permits.

(b)         The Company has not received written notice of, nor is the Company currently the subject of, (i) a pending or, to the Knowledge of the Quadrant Sellers, threatened Environmental Claim or (ii) a civil, criminal or administrative complaint or notice of violation from any Governmental Entity alleging a violation of, or liability under, any Environmental Laws applicable to the Company.

(c)         No Subsidiary has received written notice of, nor is any Subsidiary the subject of, (i) a pending or, to the Knowledge of the Quadrant Sellers, threatened Environmental Claim or (ii) a civil, criminal or administrative complaint or notice of violation from any Governmental Entity alleging a violation of, or liability under, any Environmental Laws applicable to any Subsidiary.

(d)         The Company and each Subsidiary has obtained and holds all Environmental Permits which are required in respect of its Business, operations or assets and properties.

(e)         The Business has not previously involved the use, handling, manufacture, treatment, processing, storage, generation, release, discharge or disposal of any Hazardous Substances, except for the use, handling, manufacture, treatment, processing, storage, generation, release, discharge or disposal in material compliance with Environmental Laws, and to the Knowledge of the Quadrant Sellers there is no Liability under any Environmental Laws relating to the use, handling, manufacture, treatment, processing, storage, generation, release, discharge or disposal of any Hazardous Substances.

(f)         Set forth in Section 2.14(f) of the Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations, assessments or audits relating to operations by the Company or any Subsidiary as well as to any property currently or previously owned, leased or operated by the Company or any Subsidiary (whether conducted by or on behalf of the Company, such Subsidiary or a third party, and whether done at the initiative of the Company or a Subsidiary or directed by a Governmental Entity or other third party) that the Company or any Subsidiary has access to. A complete and accurate copy of each such document has been provided to the Buyer.

2.15       Intellectual Property.

(a)         Section 2.15(a) of the Disclosure Schedule lists all Company Registrations, in each case enumerating specifically the applicable filing or registration number, title, jurisdiction in which the filing was made or from which the registration issued, the date of filing or issuance, names of all current applicant(s) and registered owner(s), as applicable. All assignments of Company Registrations to the Company or any Subsidiary have been properly executed and recorded. To the Knowledge of the Quadrant Sellers, all Company Registrations are valid and enforceable, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Company or the applicable Subsidiary.

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(b)         The Company and each Subsidiary owns, free and clear of any lien, inventorship challenge, nullity proceeding, interferences declared or commenced or other encumbrance or restriction, or has the right to use, the Company Intellectual Property. The Company Intellectual Property is adequate for the Company and each Subsidiary to fulfill its respective obligations under the Material Contracts and to conduct the Business as currently conducted. Other than the Company Intellectual Property, no Intellectual Property is material to the conduct of the Business.

(c)         Neither the Company nor any Subsidiary has received any written claim or demand of any Person, and neither the Company nor any Subsidiary is a party to any proceeding pending or, to the Knowledge of the Quadrant Sellers threatened, which challenges the rights of the Company or any Subsidiary in respect of (i) the Company Intellectual Property or (ii) the rights of the Company or any Subsidiary in respect of any material trade secret owned or used by it in the conduct of the Business. The Company Intellectual Property is not subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator or administrative agency. To the Knowledge of the Quadrant Sellers, neither the Company nor any Subsidiary is infringing on the intellectual property rights of any Person.

(d)         Each item of Company Intellectual Property will be owned or available for use by the Buyer (through the Company or the applicable Subsidiary) following the Closing on substantially identical terms and conditions as it was immediately prior to the Closing.

(e)         To the Knowledge of the Quadrant Sellers, each employee or independent contractor of the Company or any Subsidiary who has developed or participated in the development of material Company Intellectual Property within the three (3) year period prior to the date hereof has executed a written agreement expressly assigning to the Company or such Subsidiary all right, title and interest in any inventions and works of authorship, whether or not patentable, invented, created, developed, authored, conceived and/or reduced to practice by the employee as part of such employee’s employment or such independent contractor’s work for the Company or the relevant Subsidiary, and all Intellectual Property rights therein, and has waived all moral rights therein to the extent legally permissible.

2.16       Products. To the Knowledge of the Quadrant Sellers, no product manufactured, sold, leased or delivered by the Company or any Subsidiary is subject to any material guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or lease. The Quadrant Sellers have furnished Buyer with copies of the standard terms and conditions of sale for the Company and each of the Subsidiaries. To the Knowledge of the Quadrant Sellers, none of the Company or any Subsidiary have any Liability for any design defect, product failure or other material product liability claim arising from or related to any product of the Company or any Subsidiary.

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2.17       Accounts and Notes Receivable. The existing accounts receivable and notes receivable of the Company and each Subsidiary, on a combined basis, all of which are owed solely to the Company or the applicable Subsidiary, constitute valid claims arising from bona fide transactions in the Ordinary Course of Business and, to the Knowledge of the Quadrant Sellers, are collectible in accordance with their terms at their recorded amounts. Reserves for doubtful accounts have been established in accordance with the Accounting Standards. All accounts receivable which are thirty (30) days or more past due as of the Sunday before the date of this Agreement are set forth on Section 2.17 of the Disclosure Schedule.

2.18       Brokers and Finders. Except as set forth on Section 2.18 of the Disclosure Schedule, none of the Quadrant Sellers, the Company or any Subsidiary, nor any of their respective officers, directors or employees have employed any broker, finder or investment banker or incurred any liability for any commission, brokerage or investment-banking fee, or finder’s fee in connection with the transactions contemplated by this Agreement.

2.19       Absence of Changes. Since the date of the Most Recent Balance Sheet, except as set forth on Section 2.19 of the Disclosure Schedule and except for the transactions contemplated by this Agreement, there has not been any event or development which, individually or together with other such events, could reasonably be expected to have a Company Material Adverse Effect and the Business has been conducted consistent with past practice. Without limiting the foregoing, except as set forth on Section 2.19 of the Disclosure Schedule and except for the transactions contemplated in this Agreement, since the date of the Most Recent Balance Sheet none of the Quadrant Sellers, the Company or any Subsidiary has (except to the extent such exception is limited to only the Subsidiaries for purposes of performance of this Agreement):

(a)         From the date of the Most Recent Balance Sheet through the date hereof, (i) declared, set aside or paid any dividend or other distribution in respect of the Membership Interests of the Company that would result in less than $250,000 in Acquired Company Cash to be available at Closing; or (ii) from the date hereof through the Closing, effected any Pre-Closing Distribution which would result in Non-Cash Working Capital of the Company on the Closing Date to be less than 20% of the trailing twelve months’ Net Sales of the Company, as determined as of the most recent calendar month-end prior to the Closing Date; or (iii) directly or indirectly redeemed, purchased or otherwise acquired any other Equity Interests;

(b)         authorized, issued, sold or otherwise disposed of, or granted any option with respect to any Membership Interests of the Company, or modified or amended any right of any holder of any Equity Interests of the Company or option with respect thereto;

(c)         except as required by applicable Law and Regulation or any employment agreement or other Employee Benefit Plan in existence as of the date of this Agreement, or consistent with past practice, (i) increased salary, wages or other compensation (including, without limitation, any bonuses, commissions and any other payments) of any officer, employee or consultant of the Company or any Subsidiary; (ii) established or modified (A) targets, goals, pools or similar provisions under any Employee Benefit Plan, employment contract or other employee compensation arrangement or (B) salary ranges, increase guidelines or similar provisions in respect of any Employee Benefit Plan, employment Contract or other employee compensation arrangement; or (iii) adopted, entered into, amended, modified or terminated (in whole or in part) any Employee Benefit Plan;

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(d)         (i) incurred or increased any indebtedness, (ii) made or agreed to make any loans to any Person or (iii) made or agreed to make any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of the Company or any Subsidiary, or the Company or any Subsidiary under, any indebtedness of or owing to the Company or such Subsidiary;

(e)         suffered any physical damage, destruction or other casualty loss (whether or not covered by insurance) adversely affecting any of the real or personal property or equipment of the material assets and properties of the Company or any Subsidiary prior to Closing;

(f)         failed to pay or satisfy when due any material obligation of the Company or any Subsidiary;

(g)         acquired any business or assets and properties of any Person (whether by merger, consolidation or otherwise) or disposed or leased, or incurred a Lien (other than a Permitted Lien) on, any assets and properties of the Company or any Subsidiary, in each case, other than acquisitions or dispositions of products in the Ordinary Course of Business of the Company and such Subsidiary;

(h)         entered into, amended, modified, terminated (in whole or in part) or granted a waiver under or given any consent with respect to any Intellectual Property;

(i)         commenced, terminated or changed any line of the Business;

(j)         entered into any transaction with any member (or any member’s Affiliates) or Affiliate of the Company or any Subsidiary;

(k)         made any change in the accounting methods or procedures of the Company or any Subsidiary; or

(l)         entered into any agreement to do any of the things described in the preceding paragraphs.

2.20       No Undisclosed Liabilities.

(a)         There are no expenses incurred in the Business that are not reflected as an expense of the Company or a Subsidiary, as the case may be, in the Most Recent Balance Sheet, other than expenses incurred between the date of this Agreement and the Closing Date in the Ordinary Course of Business and which are not, individually or in the aggregate, material to the Business.

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(b)         As of the date of the Most Recent Balance Sheet, neither the Company nor any Subsidiary had Liabilities on any of their assets and properties, including, without limitation, Liabilities for borrowed money, taxes, accounts payable (including rent arrears), amounts owed to any member (or any member’s Affiliates or relatives) or Affiliates of the Company or any Subsidiary, customer orders, customer advances and deposits, open purchase orders of the Company or any Subsidiary (including, without limitation, commitments to suppliers of the Company or any Subsidiary for work-in-process), advances and deposits paid to suppliers of the Company or any Subsidiary commissions or other compensation owed to employees of the Company or such Subsidiary, customer claims, product liability or personal injury claims and warranty claims, except (i) Liabilities set forth on the Most Recent Balance Sheet, (ii) Liabilities incurred in the Ordinary Course of Business since the date of the Most Recent Balance Sheet and in accordance with the provisions of this Agreement, or (iii) Liabilities or obligations that are not, individually or in the aggregate, material to the Business, or as otherwise permitted in this Agreement.

2.21       Insurance. Section 2.21 of the Disclosure Schedule sets forth a true and complete list specifying the type of coverage and the insurer of all liability, property, workers compensation, directors and officers liability and other insurance policies (including any self-insurance programs, if any) currently in effect that insure the Business of the Company or any Subsidiary, the employees of the Company or any Subsidiary or affect or relate to the ownership, use or operation of any of the assets and properties of the Company or any Subsidiary. Each of these policies will continue in full force and effect following the Closing, and will cover the Company, each Subsidiary, the Business and the assets and properties of the Company and each Subsidiary after the Closing. None of the Quadrant Sellers, the Company, any Subsidiary or any Person to whom such policy has been issued has failed to give any significant notice or present any significant claim under any such policy in due and timely fashion.

2.22       Related Party Transactions. Except as set forth on Section 2.22 of the Disclosure Schedule, none of the Company nor any of the Subsidiaries is indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the Ordinary Course of Business for salary, wages or other compensation for other customary employee benefits made generally available to all employees. Except as set forth on Section 2.22 of the Disclosure Schedule, none of the Company’s or any Subsidiary’s directors, managers or officers, or any members of their immediate families, or any Affiliate of the foregoing are, directly or indirectly, indebted to the Company or any Subsidiary, or, to the Knowledge of the Quadrant Sellers, have any (a) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company’s or any Subsidiary’s customers, suppliers, service providers, joint venture partners, licensees or competitors; (b) direct or indirect ownership interest in any Person with which the Company or Subsidiaries is affiliated or with which the Company or any Subsidiary has a business relationship, or any firm or corporation which competes with the Company or any Subsidiary, except that directors, managers, officers or employees or Affiliates of the foregoing may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies; or (c) financial interest in any Material Contract.

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2.23       Relationships with Customers and Suppliers. Since the date of the Most Recent Balance Sheet, no business relationship of the Company or any Subsidiary, with any customer, supplier or any group of customers or suppliers whose purchases or sales, as the case may be, are individually or in the aggregate material to the Business has been or, has been threatened in writing to be, terminated, canceled or materially and adversely limited or modified, and, to the Knowledge of the Quadrant Sellers, there exists no present condition or state of facts or circumstances with respect to those business relationships that would reasonably be expected to have a Material Adverse Effect on the Business, or prevent the Company or any Subsidiary from conducting the Business in substantially the same manner in which it is now conducted after the Closing.

2.24       Inventory; Supplier Deposits and Payments. The Quadrant Sellers have disclosed to the Buyer prior to Closing all open supplier purchase orders as of March 15, 2012 with respect to the Company and each Subsidiary, which list is, to Sellers’ Knowledge, true and complete in all material respects. To the Knowledge of the Quadrant Sellers, the Company and each Subsidiary owns all of its inventory free and clear of any Liens, other than Permitted Liens.

2.25       Accredited Investor Status. Each Quadrant Seller is an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act.

2.26       Due Diligence Investigation. Each Quadrant Seller has been solely responsible for its own due diligence investigation of the Buyer and its business, and analysis of the merits and risks of the transaction contemplated by this Agreement. Each Quadrant Seller has been given access to full and complete information regarding the Buyer, and each Quadrant Seller has reviewed such information and is familiar with it. The Quadrant Sellers have no Knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of Buyer contained in this Agreement to be untrue or inaccurate in any respect. The Quadrant Sellers have entered into the transactions contemplated by this Agreement with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to future prospects (financial or otherwise) of the business of the Buyer. The Quadrant Sellers acknowledge that no current or former stockholder, director, officer, employee, Affiliate or advisor of Buyer has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of the Agreements, express or implied.

2.27       Disclosure. No representation or warranty by the Company or any Quadrant Seller contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Company or any Quadrant Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or, to the Knowledge of the Quadrant Sellers, omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The Company and the Sellers have provided the Buyer with access to complete and accurate copies of all documents listed or described in the Disclosure Schedule.

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2.28       Disclaimer of Other Representations and Warranties. Except for the representations and warranties contained in this Article II, neither the Quadrant Sellers nor any other Person makes any other express or implied representation or warranty with respect to the Company, the Subsidiaries, the Business, the Quadrant Sellers or transactions contemplated by this Agreement. Each of the Quadrant Sellers disclaims any other representations or warranties, whether made by the Quadrant Sellers or any of their respective Affiliates, officers, directors, employees, agents or representatives. Except for the representations and warranties contained in this Article II and the information included in the Disclosure Schedule, as supplemented pursuant to Section 6.7, each Quadrant Seller hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to Buyer or its respective Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Buyer by any director, officer, employee, agent or representative of the Quadrant Sellers or any of their respective Affiliates).

2.29       Claims. No Quadrant Seller has any actions, suits, causes of action or Liabilities of any kind or nature, whether in law or equity, and whether arisen, accrued or matured heretofore or hereafter, whether against the Company or any of the Subsidiaries by reason of any cause, matter or thing whatsoever occurring prior to the date hereof (collectively, “Claims”), including (a) any Claims relating to or arising out of any Equity Interests of the Company held at any time by any Quadrant Seller and (b) any dividends or distributions on such Equity Interests; provided, however, that notwithstanding anything herein to the contrary, nothing herein shall be deemed a release or discharge of any obligation of the Buyer to perform any of the terms, conditions and agreements contained in this Agreement or any other agreement contemplated hereby.

ARTICLE III - REPRESENTATIONS AND WARRANTIES REGARDING THE INDIVIDUAL SELLERS

Each Individual Seller, severally and not jointly, represents and warrants to the Buyer that, except as set forth in the Disclosure Schedule, the statements contained in this Article III are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article III. The disclosures in any section or paragraph of the Disclosure Schedule shall qualify only (a) the corresponding section or paragraph in this Article III and (b) other sections or paragraphs in this Article III to the extent that it is clear from a reading of the disclosure that such disclosure also qualifies or applies to such other section or paragraph.

3.1         Authority. Such Individual Seller is of sound mind and fully competent to enter into this Agreement and to carry out its respective terms, and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller. This Agreement is binding upon and enforceable against such Individual Seller in accordance with its terms, except as enforceability may be limited or affected by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting creditors’ rights and remedies generally and (b) rules of law governing specific performance, injunctive relief, or other equitable remedies.

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3.2         No Adverse Consequences. The execution and delivery by such Individual Seller of this Agreement, the performance by such Individual Seller of its obligations hereunder and the consummation of the transactions contemplated hereby does not and will not (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of any Organizational Documents to which such Individual Seller is a party; (b) require on the part of such Individual Seller any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity, or the filing of any report under the Exchange Act, or the submission or filing of any notice, report or other filing prior to the Closing; (c) conflict with, result in a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Lien or other arrangement to which such Individual Seller is party or by which such Individual Seller is bound or to which any of the assets of such Individual Seller are subject; (d) result in the imposition of any Lien upon any assets of such Individual Seller; (e) violate any Law and Regulation, order, writ, injunction, decree, statute, rule or judgment applicable to such Individual Seller or any of its properties or assets; or (f) cause the bankruptcy or insolvency of such Individual Seller.

3.3         Ownership. Except as set forth on Section 3.3 of the Disclosure, such Individual Seller: (i) is the record owner of all Membership Interests indicated on Section 3.3 of the Disclosure Schedule as being owned by Individual Seller, (ii) has the entire right, title and interest in and to such Membership Interests, and (iii) has full right, power, capacity and authority to validly sell, assign, convey and transfer such Membership Interests to Buyer. If and when transferred to Buyer as provided in this Agreement, such Membership Interests will at Closing be transferred free and clear of all Liens (other than restrictions on transfer arising under the Securities Act and state or foreign securities laws), encumbrances, or claims of any kind. Such Individual Seller has not granted or agreed to grant to any other Person a right, whether absolute or contingent, to purchase or acquire any of the Membership Interests, and no Person (other than Buyer) has any such right.

3.4         Litigation. There is no litigation, proceeding or investigation pending or, to Knowledge of such Individual Seller, threatened, against such Individual Seller. There are no judgments, orders or decrees outstanding against such Individual Seller.

3.5         Claims. Such Individual Seller has no actions, suits, causes of action or Liabilities of any kind or nature, whether in law or equity, and whether arisen, accrued or matured heretofore or hereafter, whether against the Company or any of the Subsidiaries by reason of any cause, matter or thing whatsoever occurring prior to the date hereof (collectively, “Claims”), including (a) any Claims relating to or arising out of any Equity Interests of the Company held at any time by such Individual Seller and (b) any dividends or distributions on such Equity Interests; provided, however, that notwithstanding anything herein to the contrary, nothing herein shall be deemed a release or discharge of any obligation of the Buyer to perform any of the terms, conditions and agreements contained in this Agreement or any other agreement contemplated hereby.

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3.6         Accredited Investor Status. Such Individual Seller is an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act.

3.7         Due Diligence Investigation. Such Individual Seller has been solely responsible for his own due diligence investigation of the Buyer and its business, and analysis of the merits and risks of the transaction contemplated by this Agreement. Such Individual Seller has been given access to full and complete information regarding the Buyer, and such Individual Seller has reviewed such information and is familiar with it. Such Individual Seller has no knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of Buyer contained in this Agreement to be untrue or inaccurate in any respect. Such Individual Seller has entered into the transactions contemplated by this Agreement with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to future prospects (financial or otherwise) of the business of the Buyer. Such Individual Seller acknowledges that no current or former stockholder, director, officer, employee, Affiliate or advisor of Buyer has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of the Agreements, express or implied.

3.8         Disclosure. No representation or warranty by such Individual Seller contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of such Individual Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or, to the Knowledge of such Individual Seller, omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

3.9         Disclaimer of Other Representations and Warranties. Except for the representations and warranties contained in this Article III, such Individual Seller makes no other express or implied representation or warranty with respect to the Company, the Subsidiaries, the Business, such Individual Seller or transactions contemplated by this Agreement. Such Individual Seller disclaims any and all other representations or warranties, whether made by such Individual Seller or any of his Affiliates, agents or representatives. Such Individual Seller hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to Buyer or its respective Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Buyer by any director, officer, employee, agent or representative of such Individual Seller or any of their respective Affiliates).

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ARTICLE IV -REPRESENTATIONS AND WARRANTIES REGARDING THE BUYER

The Buyer represents and warrants to the Sellers and Carret P.T. that the statements contained in this Article IV are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date):

4.1         Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. The Buyer has all requisite power and authority (corporate and other) to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

4.2         Authorization. The Buyer has all requisite power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution and delivery by the Buyer of this Agreement and the other agreements contemplated hereby and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

4.3         Absence of Conflicts. Except as disclosed by the Buyer to the Sellers prior to Closing, neither the execution and delivery by the Buyer of this Agreement or any other agreement contemplated hereby, nor the performance by the Buyer of its obligations hereunder or thereunder, nor the consummation by the Company of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the Organizational Documents of the Buyer, each as amended and/or restated to date (b) require on the part of the Buyer any notice to or filing with, or any Permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, Permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Lien or other arrangement to which the Buyer is a party or by which the Buyer is bound or to which any of its assets are subject, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer or any of its properties or assets.

4.4         Broker’s Fees. Except as disclosed by the Buyer to the Sellers prior to Closing, the Buyer has no Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

4.5         Disclosure. No representation or warranty by the Buyer contained in this Agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Buyer pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

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ARTICLE V- REPRESENTATIONS AND WARRANTIES REGARDING CARRET P.T.

Carret P.T. represents and warrants to the Buyer that the statements contained in this Article V are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date):

5.1         Organization. Carret P.T. is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

5.2         Authorization. Carret P.T. has all requisite power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution and delivery by Carret P.T. of this Agreement and the other agreements contemplated hereby and the consummation by Carret P.T. of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary limited partnership action on the part of Carret P.T. This Agreement has been duly and validly executed and delivered by Carret P.T. and constitutes a valid and binding obligation of Carret P.T., enforceable against it in accordance with its terms.

5.3         Broker’s Fees. Except as disclosed by Carret P.T. to Buyer prior to Closing, Carret P.T. has no Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

5.4         Disclosure. No representation or warranty by Carret P.T. contained in this Agreement, and no statement contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of Carret P.T. pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

5.5          Accredited Investor Status. Carret P.T. is an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act.

5.6         Due Diligence Investigation. Carret P.T. has been solely responsible for its own due diligence investigation of the Buyer and its business, and analysis of the merits and risks of the transaction contemplated by this Agreement. Carret P.T. has been given access to full and complete information regarding the Buyer, and Carret P.T. has reviewed such information and is familiar with it. Carret P.T. has no knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of Buyer contained in this Agreement to be untrue or inaccurate in any respect. Carret P.T. has entered into the transactions contemplated by this Agreement with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to future prospects (financial or otherwise) of the business of the Buyer. Carret P.T. acknowledges that no current or former stockholder, director, officer, employee, Affiliate or advisor of Buyer has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of the Agreements, express or implied.

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ARTICLE VI – COVENANTS

6.1         Closing Efforts. Except as expressly contemplated by Section 6.6, each of the Parties shall use its commercially reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its commercially reasonable efforts to ensure that (a) each of their respective representations and warranties remain true and correct through the Closing Date and (b) the conditions to the obligations of the other Parties to consummate the Closing are satisfied.

6.2         Operation of Business – Negative Covenants. Except as expressly contemplated by this Agreement, Sellers will not, without the consent of the Buyer, which may not be unreasonably withheld, cause or permit the Company or any Subsidiary to do any of the following with respect to the Company or any of the Subsidiaries:

(a)         amend or otherwise change the operating agreements of the Company or any of the Subsidiaries;

(b)         except as related to the Refinancing, issue, sell, pledge, dispose of, grant, encumber or authorize the issuance, sale, pledge, disposition, grant or encumbrance of (i) any membership interests of the Company or any Subsidiary, or any options, warrants, convertible securities, or other rights of any kind to acquire any membership interests, or any other ownership interest (including any phantom interest), of the Company or the Subsidiaries or (ii) other than Permitted Liens, any of the assets and properties material to the Company or any Subsidiary;

(c)         acquire (including by merger, consolidation, or acquisition of stock or assets) any Person or any division thereof or any material amount of assets, except for acquisitions of inventory and supplies in the Ordinary Course of Business and capital equipment not in excess of $100,000 per occurrence and $200,000 in the aggregate;

(d)         incur or guarantee any indebtedness for borrowed money other than as related to the Refinancing;

(e)         enter into or amend a contract, agreement, commitment, or arrangement with respect to any prohibited matter set forth in Sections 6.2(c) and (d);

(f)         increase the compensation payable or to become payable (other than annual increases consistent with the Ordinary Course of Business) or grant any severance or termination payment (other than severance or termination payments consistent with the Ordinary Course of Business), to any of the directors, officers, employees or consultants of the Company or any Subsidiary, except pursuant to existing contractual arrangements or existing compensation plans;

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(g)         enter into any employment or severance agreement with any director, officer, employee or consultant of the Company or any Subsidiary;

(h)         establish, adopt, enter into or amend any bonus, compensation, stock, pension, retirement, deferred compensation, employment, severance or other plan, policy or arrangement for the benefit of any director, officer, employee or consultant of the Company or any Subsidiary;

(i)         change Accounting Standards;

(j)         manufacture inventory in excess of production rates that are reasonably related to current customer demands;

(k)         except for any Material Contracts related to the Refinancing, enter into, extend, renew, or amend in any material respect any Material Contract or terminate any Material Contract before the expiration of the term thereof;

(l)         violate, breach or default under, in any material respect, or take or fail to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of (1) any Material Contract to which the Company or any Subsidiary is a party or (2) any Permit (including without limitation any Environmental Permit) held or used by the Company or any Subsidiary;

(m)         institute or settle any Legal Proceeding; or

(n)         split, combine or reclassify any of its Equity Interests; or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its Equity Interests, other than Pre-Closing Distributions which do not result in (x) less than $250,000 in Acquired Company Cash; or (y) Non-Cash Working Capital on the Closing Date to be less than 20% of the trailing twelve months’ Net Sales of the Company as determined as of the most recent calendar month-end prior to the Closing Date.

6.3         Operation of Business – Affirmative Covenants. Except as provided in this Agreement and as related to the Refinancing, unless the Buyer otherwise agrees, Sellers shall, and shall cause the Company and each of the Subsidiaries to:

(a)         Other than Pre-Closing Distributions, conduct the Business in the Ordinary Course of Business and in material conformity with applicable Laws and Regulations, and with any licenses, Permits, and other authorizations issued to it by any Governmental Entity, and promptly following receipt deliver notice to Buyer and copies of any communication or notice received from any Governmental Entity or other Person alleging any violation of any such Law and Regulation;

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(b)         exercise commercially reasonable efforts to (i) preserve the Business intact, (ii) preserve present commercially significant relationships with and maintain the goodwill of with suppliers and customers, and others having business relations with the Company or any Subsidiary, (iii) keep in full force and effect the Company, each Subsidiary and the Company’s and each Subsidiary’s limited liability company existence and all material rights (including Company Intellectual Property) relating to the Business, (iv) maintain the assets of the Company and each Subsidiary in adequate and suitable condition for the purposes for which they are presently being used, and (v) maintain its inventory, pay its trade creditors and other accounts, and collect its receivables in the Ordinary Course of Business; and

(c)         maintain the respective Company and Subsidiary books and records in accordance with the Accounting Standards.

6.4         Notices and Consents. Sellers shall give, or cause the Company and each Subsidiary to give, such notices to third parties, and shall use commercially reasonable efforts to obtain any third-party consents, that Buyer may reasonably request in connection with the transactions contemplated by this Agreement, including without limitation those set forth on Schedule 7.1(a).

6.5         Access.

(a)         The relevant Seller will permit, and will cause the Company and each Subsidiary to permit, representatives of the Buyer to have access during normal business hours with reasonable notice, and in a manner so as not to interfere with the normal operations of the Company and the Subsidiaries, as the case may be, to all premises, properties, personnel, books, records (including Tax records), contracts and documents of or pertaining to the Company and each Subsidiary, in each case as Buyer may reasonably request.

(b)         Within fifteen (15) business days after the end of each month ending prior to the Closing, beginning with March 2012, the Sellers shall cause the Company and each Subsidiary to furnish to the Buyer an unaudited income statement for such month and a balance sheet as of the end of such month, prepared on a basis consistent with the Financial Statements. Such financial statements shall present fairly the consolidated financial condition and results of operations of the Company and each Subsidiary as of the dates thereof and for the periods covered thereby, and shall be consistent with the books and records of the Company and each Subsidiary.

6.6         Exclusivity.

(a)         During the period from the date of this Agreement to the Closing or the earlier termination of this Agreement in accordance with Article X hereof, except as required by law, each Seller and the Company shall not, and each such Party shall cause each the Subsidiaries and each of their officers, directors, employees, representatives and agents not to, directly or indirectly, through any officer, director, manager, employee, Affiliate, agent or representative or otherwise, (i) initiate, solicit, encourage or otherwise facilitate any inquiry, proposal, offer or discussion with any party (other than the Buyer or its representatives) concerning any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction (collectively, an “Alternative Transaction”) involving the Company or any Subsidiary, (ii) engage in negotiations or enter into any agreement with any party (other than the Buyer or its Affiliates or representatives) concerning any such transaction, or (iii) furnish any information concerning the business, properties or assets of the Company or any Subsidiary (other than the Buyer or its representatives), except in the Ordinary Course of Business.

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(b)         Notwithstanding anything to the contrary in this Agreement, the Buyer is expressly entitled to initiate, solicit, encourage or otherwise facilitate any inquiry, proposal, offer or discussion with any party concerning an Alternative Transaction involving the Buyer and, upon receiving a proposal or offer that the Buyer, upon the recommendation of the Special Committee, believes in good faith, after consultation with outside legal counsel and financial advisors, constitutes or would reasonably be expected to result in a Superior Proposal, make a Buyer Adverse Recommendation Change and enter into an Alternative Transaction; provided, that the Special Committee follows the procedures set forth in Section 6.6(c) below.

(c)         Except as set forth in this Section 6.6(c), the Buyer shall not make any Buyer Adverse Recommendation Change or enter into any Alternative Transaction. Notwithstanding the foregoing, at any time prior to the receipt of the Requisite Buyer Vote, the Board of Directors of the Buyer may, upon the recommendation of the Special Committee, make a Buyer Adverse Recommendation Change and the Buyer may enter into a proposed Alternative Transaction if: (i) the Buyer promptly notifies the Sellers, in writing, at least ten (10) business days (the “Notice Period”) before making a Buyer Adverse Recommendation Change or entering into an Alternative Transaction of its intention to take such action, which notice shall state expressly that the Buyer has received a Superior Proposal that the Board of Directors of the Buyer intends to declare a Superior Proposal and that the Board of Directors of the Buyer intends to make a Buyer Adverse Recommendation Change; (ii) the Buyer attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal; (iii) the Buyer shall, during the Notice Period, negotiate with the Sellers in good faith to make such adjustments in the terms and conditions of this Agreement so that such Alternative Transaction ceases to constitute a Superior Proposal, if the Sellers, in their discretion, propose to make such adjustments (it being agreed that in the event that, after commencement of the Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Notice Period shall be extended, if applicable, to ensure that at least three (3) business days remains in the Notice Period subsequent to the time the Buyer notifies the Sellers of any such material revision (it being understood that there may be multiple extensions)); (iv) the Special Committee determines in good faith, after consulting with outside legal counsel and financial advisors, that such Alternative Transaction continues to constitute a Superior Proposal after taking into account any adjustments made by the Sellers during the Notice Period in the terms and conditions of this Agreement and any anticipated interference or adverse impact on or with respect to Buyer’s acquisition of Advance Forming Technology, Inc., a Colorado corporation, and the acquisition of the assets and assumed liabilities of AFT Europa KFT, a Hungarian limited liability company, through the acquisition of a special purpose entity to be formed subsequent to the date hereof (the “AFT Acquisition”)

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6.7         Notice of Breaches; Supplemental Disclosure. During the period from the date of this Agreement to the Closing or the earlier termination of this Agreement in accordance with Article X hereof, the Company and each Seller shall promptly deliver to the Buyer in a writing specifically referring to this Section 6.7 supplemental information concerning events or circumstances, whether occurring prior to or subsequent to the date hereof which would render any representation, warranty or statement of the Company or any Seller in this Agreement or the Disclosure Schedule incomplete or inaccurate in any material respect at any time after the date of this Agreement until the Closing. Any such supplemental information concerning events or circumstances occurring subsequent to the date hereof shall be deemed to update the Disclosure Schedule and this Agreement with respect to any affected representation, warranty or statement, and no claim for any related breach or misrepresentation may be made thereon to the extent that Buyer does not elect to terminate this Agreement as a result of such disclosure. Notwithstanding the foregoing, any such supplemental information based on material events or material circumstances that existed or occurred prior to the date hereof shall not be deemed to avoid or cure any misrepresentation or breach of warranty, or constitute an amendment or waiver of any representation, warranty or statement in this Agreement or the Disclosure Schedule, or limit the availability of claims for indemnification related to such events or circumstances irrespective of the Buyer’s closing of the Transaction.

6.8         Expenses. Except as otherwise expressly provided herein, the Buyer will pay all fees and expenses (including legal and accounting fees and expenses) incurred by it in connection with the transactions contemplated hereby and the Sellers will pay all fees and expenses incurred by the Sellers and the Company in connection with the transactions contemplated hereby. The Buyer, on the one hand, and the Sellers, on the other hand, shall be responsible for payment of one-half of all sales or transfer Taxes (including real property transfer Taxes) arising out of the conveyance of the Membership Interests to the Buyer.

6.9         Board Recommendation. The Board of Directors of the Buyer shall, subject to Section 6.6 of this Agreement, recommend the Acquisition to the Buyer’s disinterested shareholders entitled to vote thereon for approval (the “Buyer Board Recommendation”).

6.10       Refinancing. The Company may, at its sole discretion, refinance its current debt obligations (approximately $7,500,000) and in connection therewith borrow up to $28,000,000 from commercial bank(s) secured by all of the assets and properties of the Company, the Subsidiaries and Advanced Forming Technology, Inc. (the “Refinancing”).

6.11       Distributions. Notwithstanding any limitation otherwise contained herein, the Parties acknowledge that the Company may make distributions of cash to its members prior to the Closing Date so long as all closing conditions of Article VII are satisfied or waived, such waiver to be effective only if given in writing following the express authorization thereof by the Special Committee.

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ARTICLE VII - CONDITIONS TO CLOSING

7.1         Conditions to Obligations of the Buyer. The obligation of the Buyer to consummate the Closing is subject to the satisfaction of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer and, except as otherwise set forth herein, shall be deemed waived by consummation of the Closing:

(a)          each Seller and the Company shall each have obtained at its own expense (and shall have provided copies thereof to the Buyer) all of the waivers, Permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, set forth on Schedule 7.1(a), and all other waivers, Permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, which are necessary for the consummation of the transactions contemplated by this Agreement or are material to the conduct of the Business;

(b)          without giving effect to any supplemental disclosure pursuant to Section 6.7, the representations and warranties of the Company and the Sellers in this Agreement shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Company Material Adverse Effect) or true and correct in all material respects (in the case of any representation or warranty not qualified by materiality or Company Material Adverse Effect), in either case, as of the date hereof and as of the Closing Date, other than representations or warranties that expressly speak only as of a specific date or time, which shall be true and correct (or true and correct in all material respects, as the case may be) as of such specified date or time;

(c)         each of the Sellers and the Company shall have performed or complied with each of its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(d)         there shall have occurred no change, event, circumstance or development (including, without limitation, with respect to the Company’s or any Subsidiary’s relationships with its customers or suppliers) that, individually or taken together with all other changes, events, circumstances or developments, has had, or could reasonably be expected in the future to have, a Company Material Adverse Effect;

(e)         no Legal Proceeding shall be pending or threatened in writing wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transactions contemplated by this Agreement, (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation of any such transaction or (iii) have, individually or in the aggregate, a Company Material Adverse Effect, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(f)         the Sellers and the Company shall have delivered to the Buyer the Company Certificate;

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(g)        the Buyer shall have obtained consent to proceed with the Closing by the Requisite Buyer Vote;

(h)        the Buyer shall have received the opinion of its financial advisor as to the fairness of the transaction contemplated by this Agreement from a financial point of view, which opinion shall be in form and substance reasonably acceptable to the Buyer and the Special Committee;

(i)         the Buyer shall have received a written waiver to that certain Financial Advisory Agreement dated as of January 23, 2009 in the form attached hereto as Exhibit A , duly executed by QMI;

(j)        the Buyer shall have received a written amendment to that certain letter agreement dated October 28, 2011 in the form attached hereto as Exhibit B, by and between QMI and the Company, duly executed by QMI;

(k)       the Buyer shall have received certificates of good standing (or the substantial equivalent) of the Company and each Subsidiary in their jurisdictions of organization and the various foreign jurisdictions in which they are qualified;

(l)        the Buyer shall have received certificates from the Company and each Subsidiary (without qualification as to knowledge, materiality or otherwise), signed on behalf of the subject Company or Subsidiary, as applicable, by the Secretary of the subject Company or Subsidiary, as applicable, regarding certified Organizational Documents, the incumbency of officers of the subject Company or Subsidiary, as applicable, and the adoption of authorizing resolutions by the directors, managers and equity holders of the subject Company or Subsidiary, as applicable;

(m)      the Company shall have Acquired Company Cash of not less than $250,000 at Closing, and Non-Cash Working Capital on the Closing Date shall be not less than 20% of the trailing twelve months’ Net Sales of the Company, as determined as of the most recent calendar month-end prior to the Closing Date; and

(n)       if the Buyer is required to file an application pertaining to the continuation of listing for trading of the Buyer’s common stock on a national securities exchange, such application or applications, as the case may be, shall have been approved in writing by the respective securities regulatory organizations having jurisdiction over such application and the Buyer’s common stock shall remain eligible and qualified for trading on at least one national securities exchange immediately following the Closing Date and will retain such eligibility and qualification immediately following the Closing Date free from any delisting determination, notice of non-compliance with listing criteria or similar proceeding.

7.2         Conditions to Obligations of the Sellers. The obligation of the Sellers to consummate the Closing is subject to the satisfaction of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Sellers and shall be deemed waived by consummation of the Closing:

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(a)         the representations and warranties of the Buyer in this Agreement shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality) or true and correct in all material respects (in the case of any representation or warranty not qualified by materiality), in either case, as of the date hereof and as of the Closing Date, other than representations or warranties that expressly speak only as of a specific date or time, which shall be true and correct (or true and correct in all material respects, as the case may be) as of such specified date or time;

(b)         the Buyer shall have performed or complied with each of its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing; and

(c)         the Buyer shall have delivered to the Sellers the Buyer Certificate.

7.3         Conditions to Obligations of Carret P.T. The obligation of Carret P.T. to consummate the Closing is subject to the satisfaction of the following conditions precedent, each of which may be waived in writing in the sole discretion of Carret P.T. and shall be deemed waived by consummation of the Closing:

(a)          the representations and warranties of the Buyer in this Agreement shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality) or true and correct in all material respects (in the case of any representation or warranty not qualified by materiality), in either case, as of the date hereof and as of the Closing Date, other than representations or warranties that expressly speak only as of a specific date or time, which shall be true and correct (or true and correct in all material respects, as the case may be) as of such specified date or time;

(b)          the Buyer shall have performed or complied with each of its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(c)          the Buyer shall have delivered to Carret P.T. the Buyer Certificate; and

(d)          the Buyer shall have obtained consent to proceed with the Closing by the Requisite Buyer Vote.

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ARTICLE VIII - INDEMNIFICATIONS

8.1         Survival of Representations and Warranties.

(a)          The representations and warranties of the Quadrant Sellers contained in this Agreement shall survive the Closing until the fifteen (15) month anniversary of the Closing, except that: (i) the representations and warranties made pursuant to Section 2.1 (Existence; Authority) and Section 2.2 (Capitalization) shall survive indefinitely and (ii) the representations and warranties made pursuant to Section 2.7 (Employee Benefits), Section 2.11 (Taxes), Section 2.14 (Environmental Conditions) and Section 2.16 (Products) shall survive until sixty (60) days after the expiration of the applicable statute of limitations. The representations identified in clauses (i) and (ii) of this Section 8.1(a) are herein referred to as the (“Quadrant Seller Fundamental Representations”).

(b)          The representations and warranties of the Individual Sellers contained in Article III of this Agreement shall survive the Closing until the six (6) month anniversary of the Closing, except that the representations and warranties made pursuant to Section 3.1 (Authority) and Section 3.3 (Ownership) (the “Individual Seller Fundamental Representations”) shall survive indefinitely.

(c)          The representations and warranties of Buyer contained in this Agreement shall survive the Closing until the fifteen (15) month anniversary of the Closing, except that the representations and warranties made pursuant to Section 4.1 (Organization) and Section 4.2 (Authorization) (collectively, the “Buyer Fundamental Representations”) shall survive indefinitely.

(d)          The representations and warranties set forth in this Agreement speak only as of the date of this Agreement and as of the date of the Closing (except for representations and warranties that are made as of a specific date, which representatives and warranties speak only as of such date). Claims for indemnification based on the breach of a representation or warranty may only be made if the Party or Parties seeking indemnification (an “Indemnified Party”) delivers a Claim Notice pursuant to Section 8.6 to the Party or Parties from whom indemnification is sought (an “Indemnifying Party”) before the expiration of the applicable survival period specified in Section 8.1. No claim for indemnification based on a breach of a representation or warranty may be brought after the expiration of the applicable survival period, except that (i) claims with respect to which a Claim Notice has been delivered prior to the expiration of the applicable survival period shall survive as to such claim until finally resolved and (ii) claims based on fraud shall survive for the applicable statute of limitations.

8.2         Indemnification by Quadrant Sellers. The Quadrant Sellers, jointly and severally, shall indemnify and hold harmless Buyer and their respective Affiliates (including the Company and the Subsidiaries), officers, directors, employees, agents, successors and assigns (each a “Buyer Indemnified Party”) from and against any and all Liabilities, losses, diminution in value, damages, claims, costs and expenses, interest, fines, deficiencies, court costs, litigation costs, awards, judgments and penalties (including attorneys’ and consultants’ fees and expenses) actually suffered or incurred by all or any of them (including, but not limited to, any Action brought or otherwise initiated by any of them) (a “Loss”), arising out of or relating to:

(a)          any breach of any representation or warranty made by any Quadrant Seller contained in this Agreement;

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(b)          any non-fulfillment or failure to perform or other breach of any covenant or agreement by any of the Quadrant Sellers (or, with respect to periods before Closing, by the Company and the Subsidiaries) contained in this Agreement; and

(c)          any Liability of Buyer (i) for Taxes of the Company or any Subsidiary for all Pre-Closing Tax Periods and (ii)  for Taxes of any Quadrant Seller or any of such Quadrant Seller’s Affiliates (other than the Company and the Subsidiaries) by application of Treasury Regulation Section 1.1502-6 or any similar state, local or foreign Tax law.

8.3         Indemnification by the Individual Sellers. The Individual Sellers, severally and not jointly, shall indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Losses arising out of or relating to:

(a)          any breach of any representation or warranty made by such Individual Seller contained in this Agreement; and

(b)          any non-fulfillment or failure to perform or other breach of any covenant or agreement by such Individual Seller contained in this Agreement.

8.4         Indemnification by Buyer. Buyer shall indemnify and hold harmless each Seller and its respective Affiliates, officers, directors, employees, agents, successors and assigns (each a “Seller Indemnified Party”) from and against any and all Losses, arising out of or relating to:

(a)          any breach of any representation or warranty made by Buyer contained in this Agreement;

(b)         any non-fulfillment or failure to perform or other breach of any covenant or agreement by the Buyer contained in this Agreement; or

(c)          any Liability incurred by Seller for Taxes of the Company or Subsidiary for all Post-Closing Tax Periods.

To the extent that Buyer’s undertakings set forth in this Section 8.4 are unenforceable, Buyer shall contribute the maximum amount permitted under applicable Law and Regulation to the payment and satisfaction of all Losses incurred by the Seller Indemnified Parties.

8.5         Limits on Indemnification.

(a)         Quadrant Seller Limitations. Notwithstanding anything to the contrary contained in this Agreement:

(i)         Other than with respect to claims based on fraud or relating to the Section 2.1 (Existence; Authority) and Section 2.2 (Capitalization), the Quadrant Sellers shall not be liable for indemnification pursuant to Section 8.2(a) unless and until the aggregate amount of all claims under Section 8.2 and Section 8.3 exceeds $200,000 (at which point the Quadrant Sellers shall become liable only with respect to claims in excess of $200,000);

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(ii)          The Quadrant Sellers shall have no liability for indemnification under Section 8.2(a) in excess of fifteen percent 15% of the Value of the Acquisition Consideration, except that with respect to claims based on fraud or breach of a Quadrant Seller Fundamental Representation such liability shall be limited to an amount equal to one hundred percent (100%) of the Value of the Acquisition Consideration received by the Quadrant Sellers;

(b)          Individual Seller Limitations. Notwithstanding anything to the contrary contained in this Agreement:

(i)          Other than with respect to claims based on fraud or relating to the Individual Seller Fundamental Reps, the Individual Sellers shall not be liable for indemnification pursuant to Section 8.3(a) unless and until the aggregate amount of all claims under Section 8.2 and Section 8.3 exceeds $200,000 (at which point the Individual Sellers shall become liable only with respect to claims in excess of $200,000);

(ii)          The Individual Sellers shall have no liability for indemnification under Section 8.3(a) in excess of fifteen percent 15% of the Value of the Acquisition Consideration, except that with respect to claims based on fraud or breach of an Individual Seller Fundamental Representation such liability shall be limited to an amount equal to one hundred percent (100%) of the Value of the Acquisition Consideration received by such Individual Seller.

(c)          In calculating the indemnifiable Losses suffered by the Indemnified Party as a result of any breach of this Agreement, the recoverable amount of any claim shall reduced by any amounts the Indemnified Party has received from third parties in connection with the matter, including any indemnification or other recovery under any contract, agreement, or arrangement between a Buyer Indemnified Party and any third party and any insurance proceeds. The Indemnified Party will use commercially reasonable efforts to pursue third party recoveries and otherwise mitigate the indemnifiable Losses. However, nothing in this Section 8.5(c) precludes an Indemnified Party from giving notice of its indemnity claim before exhausting its remedies. If the Indemnified Party receives any third party payments after an indemnification payment is made that relates thereto, the Indemnified Party will promptly repay to the Indemnifying Party the amount of the indemnification payment the Indemnifying Party would not have paid had the third-party payment reduced the original indemnification payment.

(d)          An Indemnified Party shall not assert claims with respect to, or recover damages for, Losses that are in the nature of consequential or punitive damages or claims for loss of profit, except to the extent the Indemnified Party is required to pay punitive damages to a third party pursuant to a Third Party Claim (as defined in Section 8.6(d)).

(e)          Notwithstanding any provision of this Agreement to the contrary, Buyer is not entitled to indemnification under Section 2.11 (Taxes) with respect to the Taxes attributable to the post-Closing portion of any Straddle Period.

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(f)          An Indemnified Party may not recover duplicative indemnifiable Losses in respect of a single set of facts or circumstances under more than one representation, warranty, covenant, or agreement in this Agreement.

(g)          To the extent that Sellers’ undertakings set forth in this Article VIII may be unenforceable, the Quadrant Sellers and Individual Sellers, as applicable, shall contribute the maximum amount that they are permitted to contribute under applicable Laws and Regulations to the payment and satisfaction of all Losses incurred by Buyer Indemnified Parties. Notwithstanding anything to the contrary herein, the aggregate Liability for each shall not exceed one hundred percent (100%) of such Seller’s allocable portion of the Value of the Acquisition Consideration.

(h)          For purposes of clarity, each Seller is severally but not jointly liable for the payment and satisfaction of all Losses incurred by the Buyer Indemnified Parties, except that the Individual Sellers shall not be liable for any Losses attributable to a breach of Article II herein or any breach of any and all covenants and agreements made by any other Party to this Agreement.

(i)          Notwithstanding anything contained herein to the contrary, any indemnity claim against the Sellers pursuant to this Article VIII shall be satisfied solely by the delivery by the applicable Seller Indemnifying Party (or QMI pursuant to the guaranty set forth in Section 8.10), of a number of shares of Buyer Stock that have a Value equal to the amount to be recovered by the Buyer Indemnified Parties.

(j)          For purposes of this Article VIII, the “Value” of any Buyer Stock delivered in satisfaction of an indemnity claim shall be equal to $4.00 per share, subject to adjustment for forward stock splits, reverse stock splits, stock dividends and any other similar events occurring after the date hereof.

8.6         Notice of Loss; Third Party Claims.

(a)          An Indemnified Party shall give the Indemnifying Party prompt notice of any matter that an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, as soon as practicable, stating the amount of the Loss (the “Claimed Amount”), if known, and method of computation of the Loss, and containing a reference to the provisions of this Agreement in respect of which the right of indemnification is claimed or arises (a “Claim Notice”).

(b)          Within twenty (20) calendar days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a written response (a “Response”), in which the Indemnifying Party shall (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount; (ii) agree that the Indemnified Party is entitled to receive part, but not all, of the Claimed Amount; or (iii) dispute that the Indemnified Party is entitled to receive all or a portion of the Claimed Amount. The Indemnifying Party may contest the payment of all or a portion of the Claimed Amount only based upon a good faith belief that all or such portion of the Claimed Amount does not constitute Loss for which the Indemnified Party is entitled to indemnification under this Article VIII. If no Response is delivered by the Indemnifying Party within such twenty (20) day period, the Indemnifying Party shall be deemed to have agreed that all of the Claimed Amount is owed to the Indemnified Party.

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(c)          During the thirty (30) day period following the delivery of a Response that reflects a dispute as to the Claimed Amount (a “Dispute”), the Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such thirty (30) day period, the Indemnifying Party and the Indemnified Party shall discuss in good faith the submission of the Dispute to binding arbitration. The provisions of this Section 8.6(c) shall not obligate the Indemnifying Party and the Indemnified Party to submit to arbitration or any other alternative dispute resolution procedure with respect to any Dispute, and in the absence of an agreement by the Indemnifying Party and the Indemnified Party to arbitrate a Dispute, such Dispute shall be resolved in a state or federal court sitting in the State of New York, in accordance with Section 12.11.

(d)          If an Indemnified Party receives notice of any Action, demand or assessment (each, a “Third Party Claim”) against it or that may give rise to a claim for Loss under this Section 8.6(d), the Indemnified Party shall give the Indemnifying Party notice of the Third Party Claim within thirty (30) days (ten (10) days in the case of any Third Party Claim relating to Tax) of the receipt of notice. However, the failure to provide notice does not release the Indemnifying Party from any of its obligations under this Article VIII except to the extent that the Indemnifying Party is materially prejudiced by the failure. To the extent permitted by the law applicable to the Third Party Claim, the Indemnifying Party is entitled to assume and control the defense of the Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within ten (10) days of the receipt of notice from the Indemnified Party. However, to the extent permitted by the law applicable to the Third Party Claim, the Indemnified Party is entitled, at its own expense, to participate in the defense of the Third Party Claim.

(e)          If the Indemnifying Party exercises the right to undertake the defense against a Third Party Claim as provided above, the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials, and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as the Indemnifying Party reasonably requires. Similarly, if the Indemnified Party is, directly or indirectly, conducting the defense against a Third Party Claim, the Indemnifying Party shall reasonably cooperate with the Indemnified Party in the defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all witnesses, records, materials, and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as the Indemnified Party reasonably requires.

(f)          The Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be withheld unreasonably.

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8.7         Character of Indemnification Payments. Sellers and Buyer agree to treat all payments made pursuant to this Article VIII (Indemnification) as adjustments to the Purchase Price contained in Section 1.2(a) for Tax purposes, unless otherwise required by applicable Laws and Regulations.

8.8         Exclusive Remedy. After the Closing, except in the case of fraud, the sole remedy of an Indemnified Party for all indemnifiable Losses with respect to the transactions contemplated by this Agreement is the indemnity set forth in Article VIII (Indemnification) (it being understood that nothing in this Section 8.8 shall limit the Parties’ rights to specific performance or other equitable remedies with respect to the covenants referred to in Article IX (Tax Matters)).

8.9         Covenant Not to Transfer or Encumber Buyer Stock. The Sellers covenant and agree, for purposes of assuring the respective indemnification obligations of the Sellers set forth in this Article VIII, on the Closing Date and for a period of one hundred eighty (180) days thereafter, the Sellers shall not sell, transfer, pledge, option, mortgage, hypothecate or permit any Lien, attachment, trustee process or any other judicial process of any creditor of any party to encumber the Buyer Stock. Nothing herein shall be deemed to limit any greater periods which are applicable to rights of indemnification hereunder or any actions for enforcement of such rights to indemnification. Notwithstanding anything to the contrary in this Agreement, in the event a Seller lacks the number of shares of Buyer Stock required to satisfy an indemnity claim against such Seller pursuant to this Article VIII or is otherwise unable to satisfy such an indemnity claim as a result of a breach of this Section 8.9, such Seller shall be required to purchase the requisite number of shares from one or more third parties on the open market.

8.10         Parental Guarantee of Indemnification Obligations. QMI, as the sole owner of all the issued and outstanding Equity Interests of QMP and QTS, and in consideration of the covenants, agreements and undertakings of the Buyer set forth in this Agreement, from which QMI acknowledges it will receive substantial benefit, hereby unconditionally guarantees the full, prompt and complete performance by QMP and QTS of their respective obligations of indemnification that arise under, or are related to, performance of this Article VIII. This guarantee shall be construed as a separate and independent obligation of QMI, as principal obligor, and not merely as a surety, continuing as an absolute and unconditional guarantee of performance of the indemnification obligations of QMP and QTS during the respective periods of effectiveness for such indemnification and not as a guarantee of collection.

ARTICLE IX - TAX MATTERS

9.1         Returns and Payment of Taxes.

(a)          Sellers shall (i) prepare and timely file (or cause to be prepared and filed) all Tax Returns required to be filed by or with respect to the Company and any of the Subsidiaries, for all Tax Periods ending on or before the Closing Date, including all federal, state, local or foreign consolidated or separate returns and combined reports in which Company or any of the Subsidiaries may be or is required to join, and (ii) timely pay all Taxes due with respect thereto. The Parties agree that the Company and the Subsidiaries shall be treated for these purposes as ceasing to be part of any consolidated or combined group of the Sellers or its Affiliates as of the end of the day on the Closing Date, except with respect to extraordinary transactions or events occurring after the Closing but before the end of the day on the Closing Date.

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(b)          Buyer shall (i) prepare and timely file (or cause to be prepared and filed) all Tax Returns of the Company and the Subsidiaries, as required to be filed after the Closing Date other than those Tax Returns described in Section 9.1(a), and (ii) timely pay all Taxes due with respect thereto. To the extent any such Tax Return includes a Pre-Closing Tax Period or is a return for which the Sellers could otherwise have an indemnification obligation pursuant to Article VIII, Buyer shall (x) prepare such Tax Returns consistent with past practices unless a contrary position is required by applicable Laws and Regulations, (y) allow Sellers a reasonable time, and in no event less than twenty (20) Business Days for any Income Tax Return, to review and comment on the Tax Returns prior to filing, and (z) not file such Tax Returns without Sellers’ prior consent, which shall not be unreasonably withheld, conditioned or delayed. Sellers shall reimburse Buyer for the portion of the Taxes shown as due on any Straddle Period Tax Return that are attributable to the Pre-Closing Tax Period on or before the later of ten (10) Business Days after request from Buyer for such reimbursement and five (5) Business Days before such tax is due and payable.

(c)          For purposes of this Agreement, in the case of any Straddle Period, the amount of Taxes attributable to the Pre-Closing Period shall be calculated as follows: (i) in the case of any Taxes that are based upon or measured by income, receipts, profits or wages, that are imposed in connection with the sale or other transfer of property or services, or that are required to be withheld and collected, the amount of such Taxes that are attributable to the Pre-Closing Tax Period shall be determined on the basis of a closing of the books as of the end of the Closing Date (and for such purpose, the taxable period of any partnership or other pass-through entity in which the Company or any of the Subsidiaries holds a beneficial interest shall to the extent practical be deemed to terminate at such time); and (ii) in the case of other Taxes, the amount of such Taxes that are attributable to the Pre-Closing Tax Period shall equal the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the taxable period through and including the Closing Date, and the denominator of which is the total number of days in the taxable period.

(d)          Neither Buyer nor any of its Affiliates shall file any amended Tax Return for or including any Pre-Closing Tax Period without Sellers’ consent.

9.2         Cooperation on Tax Matters. Sellers, Company and Buyer shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and other representatives reasonably to cooperate, in preparing, executing and filing all Tax Returns relating to the Company and any of the Subsidiaries and in resolving all disputes and audits relating to Taxes of the Company and any of the Subsidiaries. Such cooperation shall include maintaining and making available to each other all records relating to Taxes of the Company or any Subsidiary and making employees available on a mutually convenient basis to provide additional information or explanation of any materials provided hereunder or to testify at any proceedings relating to Taxes of the Company or any Subsidiary. Sellers and Buyer agree (a) to retain all books and records with respect to Tax matters pertinent to the Company and any of the Subsidiaries relating to any Tax Period beginning before the Closing Date until the applicable statute of limitations (as may be extended) has expired and to abide by all record retention agreements entered into with any Governmental Entity; and (b) to allow the other Party and its representatives at times and dates mutually acceptable to the Parties, to inspect, review and make copies of such records as such Party may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours at such Party’s expense.

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9.3         Transfer Taxes. All Transfer Taxes incurred in connection with Buyer’s acquisition of the Membership Interests shall be borne equally among the Buyer and Sellers. To the extent a Seller pays any Transfer Tax for which it is not liable under this Section 9.3, the Buyer shall reimburse the relevant Seller for such Transfer Tax within ten (10) Business Days of delivery to the Buyer of evidence of payment of such Transfer Tax to the applicable Governmental Entity. Notwithstanding anything to the contrary in this Agreement, any refund of Transfer Taxes is for the benefit of the Party who paid the Taxes (whether directly or by way of reimbursing the other Party) and, if applicable, shall be paid over to the Party within the (10) Business Days of another Party’s receipt of the refund.

9.4          Tax Refunds. Any Tax refunds (whether by payment, credit, offset, reduction in Tax or otherwise) relating to any Pre-Closing Tax Period received after the Closing Date by Buyer, the Company or any of their Affiliates (as determined after the Closing Date) shall be for the account of Seller, and Buyer shall pay over to Seller the amount of any such refund within ten (10) Business Days after its receipt.

ARTICLE X - TERMINATION

10.1        Termination of Agreement. This Agreement may be terminated prior to the Closing as provided below:

(a)          the Parties may terminate this Agreement by mutual written consent;

(b)          the Buyer may terminate this Agreement by giving written notice to the Sellers in the event any Seller or the Company is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (a), (b) or (c) of Section 7.1 not to be satisfied and (ii) is not cured within fifteen (15) calendar days following delivery by the Buyer to the Sellers of written notice of such breach;

(c)          the Sellers may terminate this Agreement by giving written notice to the Buyer in the event the Buyer is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (a) or (b) of Section 7.2 not to be satisfied and (ii) is not cured within fifteen (15) calendar days following delivery by the Sellers to the Buyer of written notice of such breach;

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(d)          the Buyer may terminate this Agreement by giving written notice to the Sellers if the Closing shall not have occurred on or before June 25, 2012, by reason of the failure of any condition precedent under Section 7.1 (unless the failure results primarily from a breach by the Buyer of any representation, warranty or covenant contained in this Agreement);

(e)          the Sellers may terminate this Agreement by giving written notice to the Buyer if the Closing shall not have occurred on or before June 25, 2012, by reason of the failure of any condition precedent under Section 7.2 (unless the failure results primarily from a breach by a Seller or the Company of any representation, warranty or covenant contained in this Agreement); or

(f)          the Buyer may terminate in connection with a Superior Proposal in accordance with Section 6.6.

10.2        Effect of Termination. If any Party terminates this Agreement pursuant to Section 10.1, all obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party for willful or knowing breaches of this Agreement or for breaches of Sections 6.5 or 6.6).

ARTICLE XI - DEFINITIONS

For purposes of this Agreement, each of the following terms shall have the meaning set forth below.

“Accounting Standards” shall mean the principles, policies, procedures, practices, applications, methodologies and other elections materially consistent with GAAP and applied consistently by the applicable Company or Subsidiary over the course of the three (3) years immediately preceding the Closing.

“Action” shall mean any claim, action, suit, arbitration, inquiry, audit, examination, proceeding, investigation or audit by or before any Governmental Entity.

“Acquired Company Cash” means cash and cash equivalents (including marketable securities and short term investments) on hand in the accounts of the Company and its Subsidiaries as of the close of business on the day before the Closing Date.  For the avoidance of doubt, the Carret P.T. Purchase Price shall not be included in the calculation of Acquired Company Cash.

“AFT Acquisition” shall have the meaning set forth in Section 6.6.

“Acquisition Consideration” shall have the meaning set forth in Section 1.2(a).

“Affiliate” shall mean any affiliate, as defined in Rule 12b-2 under the Exchange Act.

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“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

“Business” shall mean the respective businesses operated by each of the Company and each of the Subsidiaries, as applicable.

“Business Combination” shall mean with respect to any Person any (i) merger, consolidation or combination to which such Person is a party, (ii) any sale, issuance dividend, split or other disposition of any capital stock or other equity interests (or any security or loan convertible into or exchangeable for such capital stock or other equity interests) of such Person, (iii) any tender offer (including without limitation a self- tender), exchange offer, recapitalization, liquidation, dissolution or similar transaction, (iv) any sale, dividend or other disposition of all or a material portion of the assets and properties of such Person or (v) the entering into of any agreement or understanding, or the granting of any rights or options, with respect to any of the foregoing.

“Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York USA.

“Buyer” shall have the meaning set forth in the first paragraph of this Agreement.

“Buyer Adverse Recommendation Change” shall mean a public statement by the Board of Directors of the Buyer that withdraws, amends, modifies or materially qualifies, in a manner adverse to the Company and the Sellers, the Buyer Board Recommendation.

“Buyer Certificate” shall mean a certificate delivered by the Buyer (without qualification as to knowledge, materiality or otherwise), signed on behalf of the Buyer by an authorized officer of the Buyer, to the effect that each of the conditions specified in clauses (a) and (b) of Section 7.2 is satisfied in all respects.

“CERCLA” shall mean the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Closing” shall mean the closing of the transactions contemplated by this Agreement.

“Closing Date” shall mean the date two (2) Business Days after the satisfaction or waiver of all of the conditions to the obligations of the Parties to consummate the Closing contemplated hereby (excluding the delivery at the Closing of any of the documents set forth in Article VII), or such other date as may be mutually agreeable to the Parties.

“COBRA” shall mean Part 6 of Title I of ERISA, as amended.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the first paragraph of this Agreement.

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“Company Certificate” shall mean a certificate delivered by the Sellers and the Company (without qualification as to knowledge, materiality or otherwise), signed by each of the Sellers (and in the case of QMP and QTS, signed on behalf of QMP and QTS by each entity’s respective chief executive officer and chief financial officer) and signed on behalf of the Company by the chief executive officer and chief financial officer of the Company, to the effect that each of the conditions specified in clauses (a) through (e) of Section 7.1 is satisfied in all respects.

“Company Intellectual Property” shall mean the Company Owned Intellectual Property and the Company Licensed Intellectual Property.

“Company Licensed Intellectual Property” shall mean all Intellectual Property that is licensed to the Company or a Subsidiary by any third party.

“Company Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (a) the business, assets, Liabilities, capitalization, condition (financial or other) or results of operations of the Company or any of the Subsidiaries, taken as a whole, (b) the ability of the Buyer to operate the Business immediately after the Closing or (c) the ability of the Company or the Sellers to perform its obligations under this Agreement or promptly consummate the transactions contemplated by this Agreement. For the avoidance of doubt, the parties agree that the terms “material,” “materially” and “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Company Material Adverse Effect.

“Company Owned Intellectual Property” shall mean all Intellectual Property owned or purported to be owned by the Company or a Subsidiary, in whole or in part.

“Company Registrations” shall mean Intellectual Property Registrations that are registered or filed in the name of the Company or any Subsidiary, alone or jointly with others.

“Contract” shall mean any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract or other commitment (whether written or oral).

“Disclosure Schedule” shall mean the disclosure schedule provided by the Company and the Sellers to the Buyer on the date hereof and accepted in writing by the Buyer.

“Environmental Claims” shall mean any claims relating in any way to any Environmental Law or any Environmental Permit, including any and all actual claims by Governmental Entities or any Person for investigation, enforcement, cleanup, removal, response, remediation, damages, liability, loss contribution, indemnification, cost recovery, compensation or injunctive relief, resulting from: (a) an alleged violation of liability under any Environmental Law; (b) an alleged injury to health, safety or the Environment; (c) the violation of any Environmental Permit or condition thereof; or (d) the presence, release, use, discharge, transport, spill, leak, movement, migration, or disposal of any Hazardous Materials at any location, including but not limited to any off-site location to which Hazardous Materials or materials containing Hazardous Materials have been sent for handling, storage, treatment, or disposal.

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“Environmental Law” shall mean any federal, state or local law, statute, rule, order, directive, judgment, Permit or regulation or the common law relating to the environment, occupational health and safety, or exposure of Persons or property to Materials of Environmental Concern, including any statute, regulation, administrative decision or order pertaining to: (a) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern or documentation related to the foregoing; (b) air, water and noise pollution; (c) groundwater and soil contamination; (d) the release, threatened release, or accidental release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern; (e) transfer of interests in or control of real property which may be contaminated; (f) community or worker right-to-know disclosures with respect to Materials of Environmental Concern; (g) the protection of wild life, marine life and wetlands, and endangered and threatened species; (h) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; and (i) health and safety of employees and other Persons. As used above, the term “release” shall have the meaning set forth in CERCLA.

“Environmental Permits” shall mean all permits, approvals, certifications, franchise identification numbers, licenses, registrations and other authorizations required under or issued pursuant to any applicable Environmental Law, including all amendments thereto and conditions thereof.

“Equity Interest” shall mean (a) with respect to a corporation, any and all shares of capital stock and any options, warrants, convertible securities, subscription rights or other such agreements with respect thereto; (b) with respect to a partnership, limited liability company, trust or similar Person, any and all units, other equity ownership interests or other partnership or limited liability company interests, including economic or profits interests and any options, warrants, convertible securities, subscription rights or other such agreements with respect thereto; and (c) with respect to any other Person, any other equity ownership in such Person.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Facilities” means any real property, leaseholds or other interests currently or formerly owned or operated by the Company or any of the Subsidiaries and any buildings, plants, structures or equipment (including motor vehicles) currently or formerly owned or operated by the Company or any of the Subsidiaries.

“Financial Statements” shall mean:

(a)          the consolidated audited balance sheet and statement of income, changes in equity holders’ equity and cash flows of the Company and each Subsidiary as of and for the fiscal years ended June 30, 2009, 2010 and 2011, as certified without qualification by the auditors of the Company and each Subsidiary; and

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(b)          the consolidated unaudited balance sheet and statement of income, changes in equity holders’ equity and cash flows of the Company and each Subsidiary as of September 30, 2011 and December 31, 2011 and for any calendar month between the date of this Agreement and the Closing Date, and the related consolidated unaudited statements of operations, changes in equity holders’ equity and cash flows for each of the months then ended.

“GAAP” shall mean United States generally accepted accounting principles consistently applied over the period in question.

“Governmental Entity” shall mean any domestic or foreign court, arbitrational tribunal, administrative agency or commission or other domestic or foreign governmental or regulatory authority or agency.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs), hydrogen 3, and tritium (b) any other chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous wastes”, “restricted hazardous wastes”, “toxic substances”, “toxic pollutants”, “contaminants” or “pollutants”, or words of similar import, under any applicable Environmental Law, (c) any other chemical, material or substance which is regulated by any Environmental Law or Governmental Entity and (d) a Hazardous Substance.

“Hazardous Substance” shall have such meaning as defined in 42 USC § 9601(14) and as defined in any applicable state or local legislation or regulations.

“Intellectual Property” shall mean the following subsisting throughout the world:

(a)        Patent Rights;

(b)        Trademarks and all goodwill in the Trademarks;

(c)        copyrights, designs, data and database rights and registrations and applications for registration thereof, including moral rights of authors;

(d)        mask works and registrations and applications for registration thereof and any other rights in semiconductor topologies under the laws of any jurisdiction;

(e)        inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and

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(f)          other proprietary rights relating to any of the foregoing (including remedies against past, current or future infringement thereof and rights of protection of interest therein under the laws of all jurisdictions).

“Intellectual Property Registrations” shall mean Patent Rights, registrations or filings for any Trademarks, registered copyrights and designs, mask work registrations and applications for each of the foregoing.

“IRS” shall mean the Internal Revenue Service.

“Knowledge of the Individual Seller,” “Knowledge of such Individual Seller” and phrases of like import shall mean the knowledge of each of John Schoemer, Arlan Clayton and Robert Marten, as applicable.

“Knowledge of the Quadrant Seller,” “Quadrant Sellers’ Knowledge” and phrases of like import shall mean the knowledge of each of Robert Marten (FloMet), Jeanne Paskus (General Flange); Roger Mehok (Tubefit); Steve Johnson (Tekna Seal).

“Laws and Regulations” shall mean federal, state, local and foreign laws, rules, regulations and orders.

“Legal Proceeding” shall mean any action, suit, proceeding, claim, complaint, hearing, arbitration or investigation before any Governmental Entity or before any arbitrator.

“Liability” shall mean any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, cost, expense, fines, penalties, responsibility or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether secured or unsecured, whether choate or inchoate, whether fixed or unfixed, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due and regardless of when asserted), including any liability for Taxes.

“Lien” shall mean any mortgage, pledge, lien, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (a) mechanic’s, materialmen’s and similar liens, (b) liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar legislation and (c) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business of the Company and the Subsidiaries and not material to the Company and the Subsidiaries, taken as a whole.

“Materials of Environmental Concern” shall mean any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed or subject to regulation under any law, statute, rule, regulation, order, Permit, or directive due to its potential, directly or indirectly, to harm the environment or the health of humans or other living beings.

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“Membership Interests” shall have the meaning set forth in the recitals to this Agreement.

“Most Recent Balance Sheet” shall mean, with regard to the Company or any Subsidiary, the balance sheet included in the Financial Statements of the Company or such Subsidiary, as applicable, as of June 30, 2011.

“Net Sales” shall mean the aggregate of all products sales and all tooling sales of the Company and the Subsidiaries, less all Ordinary Course of Business adjustments for returns and allowances.

“Non-Cash Working Capital” shall mean, with respect to the Company and the Subsidiaries on a consolidated basis, the aggregate dollar amount of all trade accounts receivable, total inventory and prepaid expenses minus the aggregate dollar amount of all trade accounts payable, accrued payroll and all other accrued liabilities and expenses as determined in accordance with the Accounting Standards. For purposes of Clarity, Non-Cash Working Capital excludes any and all cash and cash equivalents (including marketable securities and short term investments).

“Notice Period” shall have the meaning set forth in Section 6.6(c).

“Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

“Organizational Documents” means a Person’s charter, articles of organization, certificate of incorporation, certificate of formation, limited liability company agreement, partnership agreement, bylaws or other similar organizational documents, as applicable.

“Parties” shall have the meaning set forth in the first paragraph of this Agreement.

“Party” shall have the meaning set forth in the first paragraph of this Agreement.

“Patent Rights” shall mean all patents, patent applications, utility models, design registrations and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations).

“Permits” shall mean all permits, licenses, registrations, certificates, orders, clearances, approvals, franchises, variances and similar rights issued by or obtained from any Governmental Entity (including those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property).

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“Permitted Liens” means (a) minor imperfections of title that do not materially detract from the value or impair the use of any asset; (b) liens for Taxes, assessments, and other governmental charges or levies not yet due and payable or delinquent and which are being contested in good faith by appropriate action and as to which adequate reserves have been established in accordance with the Accounting Standards; (c) statutory liens of mechanics, materialmen, warehousemen or carriers, and similar liens arising by operation of Law and Regulation in the Ordinary Course of Business for sums not yet due or being contested in good faith and as to which adequate reserves have been established in accordance with the Accounting Standards; (d) applicable zoning laws and ordinances and municipal regulations and rights reserved to or vested in any Governmental Entity to control or regulate real property and realty rights; (e) liens related to the Refinancing; and (f) liens relating to the indebtedness existing on the date hereof and set forth on Schedule X.

“Person” shall mean any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, trust, union, association, court, tribunal, agency, government, department, commission, self-regulatory organization, arbitrator, board, bureau, instrumentality, Governmental Entity or other entity, enterprise, authority or business organization.

“Pre-Closing Distribution” means any dividend or other distribution to the holders of Equity Interests of the Company declared or effected from and after the date hereof (whether of cash, property or other assets, which property or other assets shall be valued at their fair market value and the time of such Pre-Closing Distribution).

“Pre-Closing Tax Period” means any Tax Period ending on or before the Closing Date and that portion of any Straddle Period through the Closing Date.

“Purchase Price” shall have the meaning set forth in Section 1.2(a).

“Release” shall mean any spilling, leaking, emitting, discharging, depositing, escaping, dispersing, leaching, dumping or other releasing into the environment, whether intentional or unintentional.

“Requisite Buyer Vote” shall mean the adoption of this Agreement and the approval of the Transaction by the affirmative vote of the holders of at least a majority of shares held by disinterested holders of the Buyer’s common stock present and voting on such proposal (in person or by proxy) at a meeting at which at least a majority of all shares of the Buyer’s common stock are present for quorum purposes.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall have the meaning set forth in the first paragraph of this Agreement.

“Straddle Period” means any Tax Period beginning on or before the Closing Date and ending after the Closing Date.

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“Subsidiaries” and “Subsidiary” shall mean, individually or collectively, as applicable, FloMet LLC, a Delaware limited liability company, Tekna Seal LLC, a Florida limited liability company, General Flange & Forge LLC, a Delaware limited liability company, TubeFit LLC, a Delaware limited liability company.

“Superior Proposal” shall mean a bona fide written proposal or offer from a third party regarding an Alternative Transaction between such third party and the Buyer that the Buyer, acting through the Special Committee, determines in good faith (after consultation with outside legal counsel and financial advisors) is more favorable from a financial point of view to the holders of the Buyer’s common stock than the Acquisition, taking into account (a) all financial considerations; (b) the identity of the third party making such a proposal or offer; (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such a proposal or offer; (d) the other terms and conditions of such proposal or offer and the implications thereof on the Buyer, including relevant legal, regulatory and other aspects of such proposal or offer deemed relevant by the Special Committee; and (e) any revisions to the terms of this Agreement and the Acquisition proposed by the Company and the Sellers during the Notice Period set forth in Section 6.6(c).

“Taxes” shall mean any and all taxes, charges, fees, duties, contributions, levies or other similar assessments or Liabilities in the nature of a tax, including income, gross receipts, corporation, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, estimated, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, employment, unemployment, insurance, social security, national insurance, business license, business organization, environmental, workers compensation, payroll, profits, severance, stamp, occupation, windfall profits, customs duties, franchise and other taxes of any kind whatsoever imposed by the United States or any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to such items or any contest or dispute thereof.

“Tax Period” means any period prescribed by any Governmental Entity for which a Tax Return is required to be filed or a Tax is required to be paid.

“Tax Returns” shall mean any and all reports, returns, declarations or statements relating to Taxes, including any schedule or attachment thereto and any related or supporting workpapers or information with respect to any of the foregoing, including any amendment thereof.

“Trademarks” shall mean all registered trademarks and service marks, logos, Internet domain names, corporate names and doing business designations, all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress.

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ARTICLE XII - MISCELLANEOUS

12.1         Press Releases and Announcements. No Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law, regulation or stock market rule (in which case the disclosing Party shall use reasonable efforts to advise the other Parties and provide them with a copy of the proposed disclosure prior to making the disclosure).

12.2         No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

12.3         Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

12.4         Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

12.5         Counterparts and Facsimile Signature. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

12.6         Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

12.7         Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered two (2) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one (1) Business Day after it is sent for next Business Day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

To the Buyer:

ARC Wireless Solutions, Inc.

6330 N. Washington St., Unit 13

Denver, CO 80216

Attn: Special Committee of the Board of Directors

Telecopy: (303) 467-5208

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with a copy to Buyer Special Committee Counsel:

Garvey Schubert Barer

100 Wall Street, 20th Floor

New York, NY 10005-3708

Attn: Hillary H. Hughes, Esq.

Telecopy: (212) 431-8700

To the Company and each of the Sellers and counsel:

Quadrant Metals Technologies LLC

810 Flightline Blvd.

DeLand, FL 32724

Attn: Robert Marten, CEO
Telecopy: (386) 736-6063

with copies to:

Quadrant Management Inc.

40 West 57th Street, 20th Floor
New York, NY 10019
Attn: Keerat Kaur
Telecopy: (212) 231-3939

Wuersch & Gering LLP
100 Wall Street, 21st Floor
New York, NY 10005
Attn: Travis L. Gering, Esq.
Telecopy: (212) 509-9559

To Carret P.T.:

Carret P.T., LP

c/o Quadrant Management Inc.

40 West 57th Street, 20th Floor
New York, NY 10019
Attn: Marco Vega
Telecopy: (212) 231-3939

To each of the Sellers at the address set forth on the Allocation Schedule.

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

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12.8         Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York.

12.9         Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Closing. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

12.10         Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

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12.11         Submission to Jurisdiction. Each Party (a) submits to the jurisdiction of any state or federal court sitting in New York County, New York, in any action or proceeding arising out of or relating to this Agreement (including any action or proceeding for the enforcement of any arbitral award made in connection with any arbitration of a Dispute hereunder), (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) waives any claim of inconvenient forum or other challenge to venue in such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each Party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 12.7; provided that nothing in this Section 12.11 shall affect the right of any Party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

12.12         Construction.

    (a)          The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

    (b)          Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

    (c)          Any reference herein to “including” shall be interpreted as “including without limitation.”

    (d)          Any reference to any Article, Section or paragraph shall be deemed to refer to an Article, Section or paragraph of this Agreement, unless the context clearly indicates otherwise.

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BUYER:		SELLERS:

ARC WIRELESS SOLUTIONS, INC.		QMP HOLDING CORP.

By:	/s/ G. Jonathan Bernstein	By:	/s/ John Schoemer
Name:	/s/ G. Jonathan Bernstein	Name:	John Schoemer
Title:	Chairman of the Special Committee	Title:	President

QTS HOLDING CORPORATION

		By:	/s/ John Schoemer
		Name:	John Schoemer
		Title:	President

/s/ John Schoemer
JOHN SCHOEMER

/s/ Arlan Clayton
ARLAN CLAYTON

/s/ Robert L. Marten
ROBERT L. MARTEN

COMPANY:

QUADRANT METALS TECHNOLOGIES LLC

		By:	/s/ Robert L. Marten
		Name:	/s/ Robert Marten
		Title:	President & CEO

Signature Page to Membership Interest Purchase Agreement

GUARANTOR OF QMP AND QTS
INDEMNIFICATION OBLIGATIONS:

QUADRANT MANAGEMENT INC.

By:	/s/ Marco Vega
Name:	Marco Vega
Title:	CFO

Signature Page to Membership Interest Purchase Agreement

CARRET P.T.:

CARRET P.T., LP

By:	/s/ Susan V. Demers
Name: Susan V. Demers
For Vicali Services (BVI) Inc. - Director

Signature Page to Membership Interest Purchase Agreement

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ANNEX C

PURCHASE AGREEMENT

among

PRECISION CASTPARTS CORP.

AFT EUROPA KFT

and

ARC WIRELESS SOLUTIONS, INC.

Dated as of April 6, 2012

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Exhibit A	Form of Convertible Note
Exhibit B	Historical Financial Statements
Sellers’ Disclosure Schedule
U.S. Buyer’s Disclosure Schedule

Schedule 1	Description of Thixoforming Real Property
Schedule 2(a)	Transferred Assets
Schedule 2(b)	Transferred Contracts
Schedule 2(c)	Transferred Employees
Schedule 2(d)	Transferred Real Property
Schedule 2.5	338(h)(10) Purchase Price Allocation
Schedule 5.2	Terms and Conditions of Services Agreement
Schedule 8.1	Consents and Approvals
Schedule 8.2	Consents and Approvals
Schedule 8.2(i)	Statement of Acquisition

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PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”), dated as of April 6, 2012, is among PRECISION CASTPARTS CORP., an Oregon corporation (“U.S. Seller”), AFT EUROPA KFT., a Hungarian limited liability company (registered address: Ipari park 5, 2651 Rétság, Hungary, having trade registry number Cg.12-09-003786) (“European Seller”, and together with U.S. Seller, the “Sellers”), and Arc Wireless Solutions, Inc., a Utah corporation (as purchaser, “U.S. Buyer”).

A.           U.S. Seller operates the Business through their ownership of Advanced Forming Technology, Inc., a Colorado corporation (the “Acquired U.S. Company”) and the European Seller. On or before the Closing Date, Sellers will operate the Business through the Acquired U.S. Company and a to-be-organized Hungarian limited liability company (the “Acquired European Company”).

B.           U.S. Buyer wishes to purchase the Acquired U.S. Company, excluding the Thixoforming Division, and U.S. Buyer wishes to purchase the Acquired European Company. U.S. Seller wishes to transfer to U.S. Buyer all of its interest in the Acquired U.S. Company, excluding the Thixoforming Division, and the European Seller wishes to transfer all of its interest in the Acquired European Company to the U.S. Buyer following the due transfer of all European Assets and Transferred Employees by the European Seller to the Acquired European Company and the concurrent assumption by the Acquired European Company of the Assumed Liabilities.

C.           U.S. Buyer and U.S. Seller intend for U.S. Seller to transfer the Thixoforming Assets and Thixoforming Liabilities to U.S. Seller, an Affiliate of U.S. Seller, or a third party buyer of the Thixoforming Division before Closing.

D.           On or before the Closing, Sellers intend to transfer the Acquired Operation (as defined below) to the Acquired European Company.

E.           Concurrent with the Closing, U.S. Buyer intends to effect the ARC QMT Consolidation (as defined below).

F.           Prior to Closing the Acquired European Company shall become an additional signatory to this Agreement.

G.           Each of U.S. Seller, European Seller, the Acquired U.S. Company, Acquired European Company and U.S. Buyer are sometimes referred to herein as a “Party” and, collectively, as the “Parties”.

The Parties agree as follows:

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ARTICLE 1

DEFINITIONS

For purposes of this Agreement:

“$” or “Dollars” means United States dollars.

“Accounting Standards” means the principles, policies, procedures, practices, applications, methodologies and other elections consistent with the past practices of Sellers over the course of the two (2) years immediately preceding the Closing.

“Acquired Companies” means the Acquired European Company and Acquired U.S. Company.

“Acquired Company Cash” means cash and cash equivalents (including marketable securities and short-term investments) on hand in the Acquired Companies as of the close of business on the day before the Closing Date.

“Acquired European Company” means a Hungarian limited liability company to be formed by Sellers before the Closing Date.

“Acquired U.S. Company” means Advanced Forming Technology, Inc., a Colorado corporation.

“Acquired Operation” means the operations of European Seller, including all European Assets and Assumed Liabilities, but excluding the Excluded Assets and Excluded Liabilities of European Seller.

“Acquired Operation Cash” means cash and cash equivalents (including marketable securities and short-term investments) contributed to the Acquired Operation.

“Acquired U.S. Company Cash” means cash and cash equivalents (including marketable securities and short-term investments) on hand in the Acquired U.S. Company as of the close of business on the day before the Closing Date.

“Action” means any claim, action, suit, arbitration, inquiry, audit, examination, proceeding, investigation or audit by or before any Governmental Authority.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of that Person, whether through the ownership of voting securities, by contract, or otherwise.

“AFT Closing” has the meaning set forth in Section 2.3.

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“Agreement” is defined in the preamble.

“Arbitrator” is defined in Section 11.13.

“ARC” means ARC Wireless Solutions, Inc., a Utah corporation.

“ARC Financial Statements” is defined in Section 4.5(b).

“ARC Consolidation” means the ARC QMT Consolidation together with the acquisition by ARC, through one or more special purpose holding companies and acquisition subsidiaries, of the Acquired U.S. Company and the Acquired European Company.

“ARC QMT Consolidation” means the acquisition by ARC, through one or more special purpose holding companies and acquisition subsidiaries, of the Quadrant Metals Technologies LLC, and its subsidiaries, FloMet LLC, Tekna Seal LLC, General Flange and Forge LLC, and TubeFit LLC.

“ARC QMT Consolidation Closing” is defined in Section 2.3.

“Assets and Properties” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by the Person, including without limitation cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Assumed Liabilities” means all liabilities and obligations of European Seller of any nature, known or unknown, contingent or absolute, accrued or otherwise obligations of European Seller (other than Excluded Liabilities), including, but not limited to (a) all accrued expenses and accounts payable of European Seller relating to the Business other than the Excluded Liabilities and (b) all product liability and product warranty obligations of European Seller.

“Business” means the business operated by the Acquired U.S. Company and, as of the date of this Agreement, by the European Seller and, as of the Closing Date, by the Acquired European Company with respect to the Acquired Operation, excluding the Thixoforming Division.

“Business Combination” means with respect to any Person any (i) merger, consolidation or combination to which such Person is a party, (ii) any sale, issuance dividend, split or other disposition of any capital stock or other equity interests (or any security or loan convertible into or exchangeable for such capital stock or other equity interests) of such Person, (iii) any tender offer (including without limitation a self- tender), exchange offer, recapitalization, liquidation, dissolution or similar transaction, (iv) any sale, dividend or other disposition of all or a material portion of the Assets and Properties of such Person or (v) the entering into of any agreement or understanding, or the granting of any rights or options, with respect to any of the foregoing.

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“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in New York, New York USA.

“Business Intellectual Property” means the Intellectual Property owned by each of the Acquired U.S. Company and by Acquired European Company, as the case may be.

“Business IP Agreements” means (a) licenses of Intellectual Property by the Acquired U.S. Company or Acquired European Company to any Person, (b) licenses of Intellectual Property by any Person to the Acquired U.S. Company or Acquired European Company, (c) agreements between the Acquired U.S. Company or Acquired European Company and any third party relating to the development or use of Intellectual Property, and (d) consents, settlements, decrees, orders, injunctions, judgments or rulings governing the use, validity or enforceability of Business Intellectual Property.

“Buyer Fundamental Reps” is defined in Section 9.1(b).

“Buyer Indemnified Party” is defined in Section 9.2.

“Cash Component” is defined in Section 2.2.

“Cash Component Credit Amount” is defined in Section 2.2.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq. (1980), and any analogous foreign or state Law(s) and regulations, in each case as amended through the Closing.

“Claims” means any and all administrative or judicial actions, suits, orders, claims, Liens, notices, notices of violations, investigations, complaints, requests for information, proceedings, or other communication (written or oral), whether criminal or civil.

“Closing” is defined in Section 2.3.

“Closing Date” means the date of the Closing.

“Closing Date Purchase Price” is defined in Section 2.2.

“Closing Net Working Capital” means the combined Net Working Capital of the Acquired Companies, excluding the Thixoforming Division, determined as of the close of business on the day immediately before the Closing Date.

“Closing Net Working Capital Percentage” means the quotient, expressed as a percentage, of the Closing Net Working Capital over the Net Sales. As an example, if the Closing Net Working Capital is $5,000,000 and the Net Sales is $10,000,000, the Closing Net Working Capital Percentage is 50%.

“Closing Statement” is defined in Section 2.4(a).

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“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, including the regulations and published interpretations thereunder, and any similar state law.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Competition Law Filings” is defined in Section 5.8.

“Contract” means any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract or other commitment (whether written or oral).

“Convertible Note” means the convertible unsecured promissory note to be issued by ARC to the U.S. Seller substantially in the form set forth on Exhibit A.

“Copyrights” means mask works, rights of publicity and privacy, and copyrights in works of authorship of any type, including Software, registrations and applications for registration thereof throughout the world, all rights therein provided by international treaties and conventions, all moral and common law rights thereto, and all other rights associated therewith.

“Disputed Amounts” is defined in Section 2.4(d).

“DOJ” is defined in Section 5.8.

“Employee Benefit Plan” is defined in Section 3.7(a).

“Environment” means all surface waters, ground waters, air and land, including land surface and subsurface including fish, wild life and other natural resource.

“Environmental Claims” means any Claims relating in any way to any Environmental Law or any Environmental Permit, including any and all potential or actual Claims by Governmental Authorities or any Person for investigation, enforcement, cleanup, removal, response, remediation, damages, liability, loss contribution, indemnification, cost recovery, compensation or injunctive relief, resulting from: (a) an alleged violation of liability under any Environmental Law; (b) an alleged injury to health, safety or the Environment; (c) the violation of any Environmental Permit or condition thereof; or (d) the presence, release, use, discharge, transport, spill, leak, movement, migration, or disposal of any Hazardous Materials at any location, including but not limited to any off-site location to which Hazardous Materials or materials containing Hazardous Materials have been sent for handling, storage, treatment, or disposal.

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“Environmental Laws” means any and all federal, state, local, territorial, provincial and foreign, civil and criminal laws, common law doctrine (including, without limitation, negligence, nuisance, trespass, personal injury or property damage), statutes, ordinances, orders, codes, rules, regulations, Environmental Permits, policies, guidance documents, judgments, decrees, injunctions or agreements with any Governmental Authority relating to the protection of health and the Environment, or governing the handling, use, generation, treatment, storage, transportation, disposal, manufacture, distribution, formulation, packaging, labeling or release of Hazardous Materials, whether now existing or subsequently amended or enacted, including REACH, EC Regulation 1907/2006, CERCLA, 42 U.S.C. §9601 et seq. (1980); the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 6901 et seq.; the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq.; and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq., and any law or regulation in force in Hungary concerning without limitation (i) the protection of human health, the work place or the environment, or (ii) the generation, manufacture, transportation, storage, treatment, use or disposal of chemicals or any other pollutants or contaminants or industrial, radioactive, dangerous, toxic or hazardous substances, organism, article or wastes (whether in solid, semi-solid or liquid form or in the form of gas or vapor), and (iii) the application of technologies or production of noise, oscillation, or radiation that may be detrimental to the environment.

“Environmental Permits” means all permits, approvals, certifications, franchise identification numbers, licenses, registrations and other authorizations required under or issued pursuant to any applicable Environmental Law, including all amendments thereto and conditions thereof.

“ERISA” means Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“European Assets” means:

(a)          the Transferred Real Property;

(b)          the Transferred Employees; and

(c)          the Transferred Assets and Transferred Contracts, include each of the following items, the ownership of which will transfer as contemplated by this Agreement from the European Seller to the Acquired European Company:

i.            all machinery, equipment, furniture, fixtures, furnishings, computer hardware and CIP assets, vehicles, tools, dies, molds, and parts and similar property (including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person);

ii.         all raw materials, work in process, finished goods, spare parts, replacement and component parts, manufacturing supplies, and tooling;

iii.         all of the rights relating to the European Seller under contracts, commitments, and other instruments entered into by European Seller in connection with the Business;

iv.         all credits, prepaid expenses, deferred charges, advance payments, security deposits, and prepaid items relating to the Transferred Employees and Transferred Contracts;

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v.           all note and accounts receivable (including retentions) and all notes, bonds, and other evidences of indebtedness of and rights to receive payments from any Person, contingent or otherwise related to the Transferred Contracts;

vi.         all Intellectual Property owned by European Seller;

vii.         all of the following (in any form or medium, except relating exclusively to Excluded Assets or Excluded Liabilities): price lists, customer lists, customer files, distribution lists, production data, purchasing materials, manufacturing and quality control records and procedures, blueprints, research and development files, data and laboratory books, open sales order files, quotation logs and quote file history, proposals, databases, historical account information, system design and operating manuals, drawings, instruction, maintenance records, written quality assurance processes and procedures, and standard operating procedures related to the Transferred Real Property, Transferred Assets, Transferred Employees and Transferred Contracts;

viii.         to the extent their transfer is permitted by Law, all permits, including all applications therefor;

ix.         all rights to causes of action, lawsuits, judgments, claims, and demands of any nature available to or being pursued by European Seller relating to the Transferred Real Property, Transferred Assets, Transferred Employees and Transferred Contracts to the extent transferable under Hungarian Law or other applicable Law other than those that relate to an Excluded Asset or Excluded Liability;

x.         Acquired Operation Cash; and

xi.            All guarantees, warranties, indemnities, and similar rights with respect to any Transferred Real Property, Transferred Asset or Transferred Contract.

“European Purchase Price” is defined in Section 2.2.

“European Seller” is defined in the preamble.

“European Shares” means all of the equity interests in the Acquired European Company.

“Exchange Act” is defined in Section 4.5(a).

“Excluded Assets” means:

(a)          European Seller’s corporate seal, minute books, charter documents and corporate stock record books;

(b)          All rights of European Seller under any Intercompany Account;

(c)          All rights to repayments or refunds for any Taxes for any periods or partial periods before the Closing Date;

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(d)          All rights and any claims of European Seller under this Agreement; and

(e)          European Seller cash and cash equivalents (including marketable securities and short-term investments) other than Acquired Operation Cash.

“Excluded Liabilities” means

(a)          All Liabilities and obligations for any Taxes of European Seller for any periods or partial periods ending before the Closing Date;

(b)          All Liabilities or obligations of European Seller to any Intercompany Account;

(c)          All Liabilities or obligations arising from or related to any of the Excluded Assets; and

(d)          All Liabilities or obligations of European Seller under the Transaction Agreements.

“FTC” is defined in Section 5.8.

“Governmental Authority” means any federal, national, state, provincial, local, or similar United States or foreign government, governmental, regulatory or administrative authority (including any Taxing authority), agency or commission or any court, tribunal, or judicial or arbitral body.

“Governmental Order” means any order, writ, judgment, injunction, decree, consent decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs), hydrogen 3, and tritium (b) any other chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous wastes”, “restricted hazardous wastes”, “toxic substances”, “toxic pollutants”, “contaminants” or “pollutants”, or words of similar import, under any applicable Environmental Law, (c) any other chemical, material or substance which is regulated by any Environmental Law or Governmental Authority and (d) a Hazardous Substance.

“Hazardous Substance” shall have such meaning as defined in 42 USC § 9601(14) and as defined in any applicable state or local legislation or regulations.

“Historical Financial Statements” means the unaudited balance sheets of the Acquired U.S. Company, excluding the Thixoforming Division, and the European Seller as at March 28, 2010 and April 3, 2011 and income statements for the fiscal years ending on those dated, in the forms attached as Exhibit B. The April 3, 2011 statements are further defined as the “Most Recent Historical Financial Statements.”

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“Income Taxes” means any corporate income, franchise, net profits, excess profits or similar Taxes imposed or measured on the basis of gross or net income.

“Income Tax Return” means any Tax Return relating to Income Taxes.

“Indemnified Party” means a Buyer Indemnified Party or a Seller Indemnified Party, as the case may be.

“Indemnifying Party” means Sellers pursuant to Section 9.2 or Buyer pursuant to Section 9.3, as the case may be.

“Independent Accountant” is defined in Section 2.4(d).

“Intellectual Property” means (a) Patents, (b) Trademarks, (c) Copyrights, (d) Trade Secrets, and (e) Software.

“Intercompany Account” means, at any time, the obligations between the Acquired U.S. Company, European Seller or Acquired European Company, on the one hand, and Sellers and any Affiliate of Sellers (other than the Acquired U.S. Company, European Seller or Acquired European Company), on the other hand. Notwithstanding the foregoing, obligations of the Acquired European Company, on the one hand, and SPS/Unbrako K.K., on the other hand, is not an Intercompany Account.

“Intercompany Agreement” means, other than the Transaction Agreements, any agreement, understanding, arrangement or course of dealing between the Acquired U.S. Company, European Seller or Acquired European Company, on the one hand, and Sellers and any Affiliate of Sellers (other than the Acquired U.S. Company, European Seller or Acquired European Company), on the other hand. Notwithstanding the foregoing, any agreement, understanding, arrangement or course of dealing between the Acquired European Company, on the one hand, and SPS/Unbrako K.K., on the other hand, is not an Intercompany Agreement.

“Inventories” means all inventory, merchandise, finished goods, work in process, raw materials, supplies and other personal property maintained, held or stored by or for the Acquired U.S. Company and Acquired European Company at the Closing, and any prepaid deposits for any of the same.

“IRS” means the United States Internal Revenue Service.

“Knowledge of European Seller,” “Knowledge of Sellers” and “Knowledge of U.S. Seller” including all similar uses of the concept, including “aware,” “known to” and “knowledge of,” means at all relevant times before and as of Closing, the actual knowledge, after reasonable inquiry, of any of the following individuals: Kevin Schwindt, Lisa Dockins, and Melinda Topolcsik.

“Labour Code” means Act XXII of 1992 on the Hungarian Labour Code.

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“Law” means any domestic or foreign federal, or state statute, law, ordinance, rule, regulation, Governmental Order, writ, injunction, directive, judgment, decree, or other requirement applicable to any of the Parties, or any of the Parties’ Assets and Properties, or applicable to any of the Parties under the rules, regulations or policies of the NASDAQ stock market.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law or Tax Law), Action or Governmental Order, and those arising under any contract, agreement, arrangement, commitment or undertaking.

“Licensed Intellectual Property” means Intellectual Property licensed to the Acquired U.S. Company or Acquired European Company pursuant to the Business IP Agreements.

“Liens” means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or Contract committing to grant any of the foregoing.

“Loss” is defined in Section 9.2.

“M & A Qualified Beneficiaries” is defined in Section 5.9(d).

“Material Adverse Effect” means any result, occurrence, condition, fact, change, violation, event or effect that, individually or in the aggregate with any other result, occurrence, condition, fact, change, violation, event or effect, has a material adverse effect or impact on the assets, Liabilities, financial condition, business, results of operations of the Business taken as a whole, or on the ability of Sellers to complete the Closing pursuant to the terms hereof or comply with their obligations hereunder, other than to the extent such effects are due to, relate to or arise from: (a) any general economic, capital market, financial, political or regulatory conditions, worldwide or in the United States or Europe; (b) factors generally affecting the industry or markets in which the Business operates or to which its products are sold; (c) an outbreak, escalation or material worsening of hostilities, war, acts of terrorism (including cyber terrorism), or other national or international calamity, crisis or emergency (including natural disasters) or any governmental or other response to any of the foregoing, in each case whether or not involving the United States or Europe; (d) changes, or proposed changes, in Law or interpretations or implementation thereof between the date hereof and the Closing; (e) the transactions contemplated by this Agreement and the public announcement thereof or any announcement pursuant to Section 5.7; (f) actions by customers or suppliers; (g) loss of personnel, suppliers or customers; (h) the delay or cancellation of orders for services and products; (i) the taking of any action (or omitting to take action) to the extent required by any Transaction Agreement or consented to in writing by either Buyer; (j) any event, change or effect resulting from the identity of either Buyer or its Affiliates; (k) any failure of the Business to meet financial projections (but not excluding any of the reasons for or factors contributing to the failure); (l) any event, change or effect resulting from the breach of any Transaction Agreement by either Buyer; and (m) any matters disclosed in Sellers’ Disclosure Schedule or any Update thereto; except, in the case of (a) through (b), as may have a material disproportionate effect on the Business relative to other comparable companies operating in the industry in which the Business operates.

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“Material Contracts” is defined in Section 3.10.

“Most Recent Historical Financial Statements” is defined under the defined term “Historical Financial Statements.”

“Net Sales” means the aggregate of all revenue attributable to (i) sales, leases, tooling sales, and all other revenues derived by the Acquired U.S. Company, but excluding revenues attributable to the Thixoforming Division; (ii) European Seller and (iii) the Acquired European Company, in each case, for the 12 month period immediately prior to the Closing Date, net of discounts, returns, freight and other ordinary course of business allowances determined in accordance with the Accounting Standards. For example, Net Sales for the fiscal year ended April 3, 2011, was $25,291,305.

“Net Working Capital” means the aggregate dollar amount of trade accounts receivable, Acquired Company Cash, total inventory, total CIP and prepaid expenses minus the aggregate dollar amount of trade accounts payable, accrued liabilities, and customer deposits as determined in accordance with the Accounting Standards, excluding in each case amounts related to the Thixoforming Division. For example, Net Working Capital, excluding Acquired Company Cash, for the fiscal year ended April 3, 2011, was $6,037,495. For purposes of clarity, Net Working Capital shall exclude any and all Taxes which are accrued, deferred, due or payable by any Seller or the Acquired European Company prior to Closing.

“Note Adjustment” is defined in Section 9.8.

“Parties” is defined in the preamble.

“Patents” means United States, foreign and international patents, patent applications and statutory invention registrations, including reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties and conventions.

“Permitted Liens” means (a) minor imperfections of title that do not materially detract from the value or impair the use of any asset; (b) liens for Taxes, assessments, and other governmental charges or levies not yet due and payable or delinquent or which are being contested in good faith by appropriate action and as to which adequate reserves have been established in accordance with the Accounting Standards; (c) statutory liens of mechanics, materialmen, warehousemen or carriers, and similar liens arising by operation of Law in the ordinary course of business for sums not yet due or being contested in good faith and as to which adequate reserves have been established in accordance with the Accounting Standards; and (d) applicable zoning laws and ordinances and municipal regulations and rights reserved to or vested in any Governmental Authority to control or regulate real property and realty rights.

“Person” means any individual, partnership, firm, joint stock corporation, limited liability company, association, trust, unincorporated organization or other entity.

“Post-Closing Adjustment” is defined in Section 2.4(a).

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 “Post-Closing Tax Period” means any Tax Period beginning after the Closing Date and that portion of any Straddle Period from and after the day immediately following the Closing Date.

“Pre-Closing Tax Period” means any Tax Period ending on or before the Closing Date and that portion of any Straddle Period through the Closing Date.

“Product Liability Claim” means a Claim made by a third-party alleging injury to person or property as a result of a product defect, malfunction, design defect, product failure or similar failure.

“Purchase Price” means, collectively, the U.S. Purchase Price and the European Purchase Price, plus or minus the Post-Closing Adjustment.

“REACH” means EC Regulation 1907/2006 concerning the Registration, Evaluation, Authorization and Restriction of Chemicals.

“Resolution Period” is defined in Section 2.4(c).

“Review Period” is defined in Section 2.4(b).

“Seller Fundamental Reps” is defined in Section 9.1(a).

“Seller Indemnified Party” is defined in Section 9.3.

“Sellers” is defined in the preamble.

“SEC” is defined in Section 4.5(a).

“SEC Documents” is defined in Section 4.5(a).

“Services Agreement” is defined in Section 5.2.

“Shares” means U.S. Shares and European Shares.

“Software” means computer software, programs and databases in any form, including Internet web sites, web content and links, source code, object code, operating systems and specifications, data, databases, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms and data formats, all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations.

“Straddle Period” means any Tax Period beginning on or before the Closing Date and ending after the Closing Date.

“Statement of Objections” is defined in Section 2.4(c).

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“Subsidiary” means any Person that directly or indirectly, beneficially owns more than twenty-five percent (25%) of either the equity interests in, or the voting control of, another Person.

“Taxes” means any and all taxes, charges, fees, levies, tariffs, duties, Liabilities, impositions or other assessments in the nature of a tax (together with any and all interest, penalties and additions thereto) imposed by any Governmental Authority, including, without limitation, income, estimated income, alternative minimum, gross receipts, profits, excise, real or personal property, environmental, sales, use, value-added, ad valorem, withholding, social security, retirement, employment, unemployment, workers’ compensation, occupation, service, license, net worth, capital stock, payroll, franchise, gains, stamp, transfer and recording taxes, and any of the foregoing arising with respect to any transfer pricing.

“Tax Period” means any period prescribed by any Governmental Authority for which a Tax Return is required to be filed or a Tax is required to be paid.

“Tax Return” means any report, return, information return, claim for refund, election, estimated Tax filing or payment, request for extension, document, declaration, statement or certification filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority with respect to any Tax, including all attachments thereto and amendments thereof.

“Third Party Claim” is defined in Section 9.5(b).

“Thixoforming Assets” means all right, title and interest in and to the following tangible and intangible assets of U.S. Seller exclusively related to the Thixoforming Division:

(a)          All raw materials, work-in-process and finished goods exclusively related to the Thixoforming Division, and supplies and other inventory of U.S. Seller exclusively related to the Thixoforming Division including, without limitation, spare parts, tools and supplies, whether or not recorded in the U.S. Seller’s inventory records, and the shelves and shelving on which U.S. Seller now stores the inventory;

(b)          The machinery, equipment, tooling, dies and fixtures exclusively related to the Thixoforming Division and not included in inventory described in (a), above;

(c)          All rights of U.S. Seller, whether now existing or hereafter arising, against manufacturers, vendors or subcontractors with respect to any of the inventory described in (a), above, or fixed assets described in (b), above, or any part thereof, including, without limitation, all product warranties thereon and all rights, including any accounts receivable;

(d)          Copies of all price lists, customer and vendor lists, historical sales data and other accounting and Thixoforming Division records, files and data exclusively relating to the Thixoforming Division;

(e)          All of U.S. Seller’s rights under all agreements exclusively related to the Thixoforming Division, including any accounts receivable;

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(f)          All customer orders to purchase products of the Thixoforming Division and all deposits and other payments relating thereto;

(g)          All rights to the name “Thixoforming”, all goodwill related to the foregoing, and an exclusive license to use the mark “AFT-Thixoforming”;

(h)          all patents, patent applications, specifications, processes, know-how, blueprints, drawings, designs, patterns, copyrights, copyright applications, formulae, inventions, technology, trade secrets, proprietary information and other information and documents, in each case exclusively relating to or exclusively used in connection with the development, manufacture, distribution or sale of any products of the Thixoforming Division or the Thixoforming Division; and

(i)          the Thixoforming Division building and related real property as described in detail on Schedule 1.

“Thixoforming Division” means the Acquired U.S. Company’s business of manufacturing, fabricating, producing, marketing, distributing, and selling magnesium alloy components.

“Thixoforming Easements” is defined in Section 2.8.

“Thixoforming Liabilities” means all Liabilities and obligations of the Acquired U.S. Company exclusively related to the Thixoforming Division of any nature, known or unknown, contingent or absolute, accrued or otherwise, including, but not limited to (a) all accrued expenses and accounts payable of the Acquired U.S. Company exclusively related to the Thixoforming Division, (b) all tax and environmental liability exclusively related to the Thixoforming Division, and (c) all product liability and product warranty obligations of the Acquired U.S. Company exclusively related to the Thixoforming Division.

“Trade Secrets” means trade secrets, know-how and other confidential or proprietary technical, business and other information, including manufacturing, engineering and production processes and techniques, research and development information, technology, drawings, specifications, designs, plans, proposals, methodologies, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, industrial models, customer and supplier lists and information, and all rights in any jurisdiction to limit the use or disclosure thereof.

“Trademarks” means United States, foreign and international service marks, service names, brand names, business and product names, trade dress, logos, trade names, corporate names, URL addresses, domain names and symbols, slogans and other indicia of source or origin, including the goodwill of the business symbolized thereby or associated therewith, common law rights thereto, registrations and applications for registration thereof throughout the world, all rights therein provided by international treaties and conventions, and all other rights associated therewith.

“Transaction Agreements” means this Agreement and the Convertible Note.

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“Transfer Taxes” means any and all transfer, documentary, sales, use, stamp, registration, value added, recording, escrow and other similar Taxes incurred in connection with the transactions contemplated by the Transaction Agreements (including recording and escrow fees and any real property or leasehold interest transfer or gains tax and any similar Tax).

“Transferred Assets” means (i) all the fixed assets and current assets listed in Schedule 2(a), as may be updated by mutual agreement of the Parties (not to be unreasonably withheld) on or before the Closing Date to take into account new and terminated customers and customers who do not consent to the assignment and transfer and (ii) all other fixed assets and current assets mutually agreed by the Sellers and U.S. Buyer.

“Transferred Contracts” means (i) all the customer and supplier contracts listed in Schedule 2(b), as may be updated by mutual agreement of the Parties (not to be unreasonably withheld) on or before the Closing Date to take into account new and terminated customers and customers who do not consent to the assignment and transfer and (ii) all other customer and supplier contracts mutually agreed by the Sellers and U.S. Buyer.

“Transferred Employees” means the employees listed in Schedule 2(c), as may be updated by mutual agreement of the Parties (not to be unreasonably withheld) on or before the Closing Date to take into account new and terminated employees and employees who do not consent to the assignment and transfer.

“Transferred Real Property” means the real property listed on Schedule 2(d).

“Treasury Regulation” means the Treasury Regulation promulgated under the Code by the United States Department of Treasury.

“Update” is defined in Section 5.10.

“U.S. Purchase Price” is defined in Section 2.2.

“U.S. Seller” is defined in the preamble.

“U.S. Seller Easements” is defined in Section 2.8.

“U.S. Shares” means all of the shares of capital stock of the Acquired U.S. Company.

ARTICLE 2
PURCHASE AND SALE

Section 2.1.          Purchase and Sale.

(a)          Upon the terms and subject to the conditions of this Agreement, at the Closing, U.S. Seller shall sell, assign, transfer, convey and deliver to U.S. Buyer, the U.S. Shares free and clear of any encumbrance, and U.S. Buyer shall purchase the U.S. Shares from U.S. Seller.

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(b)          Upon the terms and subject to the conditions of this Agreement, at the Closing, European Seller shall sell, assign, transfer, convey and deliver to U.S. Buyer or its assignee, the European Shares free and clear of any encumbrance, and U.S. Buyer or its assignee shall purchase the European Shares from European Seller.

Section 2.2.          Closing Date Purchase Price. The aggregate purchase price payable at Closing is $43,000,000 (the “Closing Date Purchase Price”). Of the Closing Date Purchase Price, (a) the price attributable to the purchase of the European Shares (the “European Purchase Price”) will be equal to the market value of the European Assets and Assumed Liabilities, with the understanding that the market value is equal to the net book value, except with respect to the real property, in which market value is equal to the net book value less $800,000 and (b) the remainder is attributable to the purchase of the U.S. Shares (the “U.S Purchase Price”); provided the U.S. Purchase Price must be at least $17.2 million ($16 million of goodwill and $1.2 million in machinery and equipment book value). $25,400,000 of the Closing Date Purchase Price is payable in cash (the “Cash Component”) at the Closing to an account designated by Sellers in writing not less than three (3) Business Days before the Closing and $17,600,000 is payable to U.S. Seller by delivery of the duly executed Convertible Note. The Cash Component is first attributable to the purchase of the European Shares, and any remainder is attributable to the U.S. Shares. The Parties acknowledge and agree that U.S. Buyer shall be credited dollar for dollar as part of the Cash Component of the aggregates amounts (a) equal to lower of (i) fifty percent (50%) of the insurance premium for the insurance policy described in Section 5.13 or (ii) $100,000, provided that U.S. Buyer provides the U.S. Seller with evidence of the purchase of the premium prior to Closing; and (b) fifty percent (50%) of the total amount of all Transfer Taxes described in Section 7.3, the amount of Transfer Taxes owing to be mutually confirmed by the Parties before Closing (the “Cash Component Credit Amount”). The Parties acknowledge and agree that the Cash Component Credit Amount shall be deemed to constitute payment and satisfaction by Buyer of such portion of the Cash Component in amount equal to the Cash Component Credit Amount. The Parties acknowledge and agree that the principal amount of the Convertible Note may be adjusted in accordance with Section 9.8.

Section 2.3.          Closing. Subject to the terms and conditions of this Agreement, the sale and purchase of the Shares contemplated by this Agreement, shall take place at a closing (the “ AFT Closing”) to be held at the offices of Stoel Rives LLP, 900 SW Fifth Avenue, Portland, Oregon at 10:00 a.m., Pacific time, which shall occur substantially simultaneously with the closing of the ARC QMT Consolidation (the “ARC QMT Consolidation Closing” and referred together with the AFT Closing, as the “Closing”) at the offices of Wuersch & Gering LLP, 100 Wall Street, New York, NY at 1:00 p.m. Eastern time, on the third Business Day after the date on which the last of the conditions set forth in ARTICLE 8 are fulfilled or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) in accordance with this Agreement, or at such other place or at such other time or on such other date as the Parties may mutually agree upon in writing. The Closing is deemed to have occurred at 12:01 a.m. Portland time on the Closing Date.

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Section 2.4.          Post-Closing Purchase Price Adjustment.

(a)          Preparation of Closing Statement. Within 45 days after the Closing Date, U.S. Buyer shall prepare in accordance with the Accounting Standards and deliver to U.S. Seller a statement (the “Closing Statement”) setting forth U.S. Buyer’s calculation of Closing Net Working Capital, Net Sales, Closing Net Working Capital Percentage, and Post-Closing Adjustment. The “Post-Closing Adjustment” is an amount equal to the product of (x) Closing Net Working Capital Percentage less 25.0% and (y) Net Sales. If the Post-Closing Adjustment is a positive number, U.S. Buyer shall pay to U.S. Seller an amount equal to the Post-Closing Adjustment in accordance with Section 2.4(g). If the Post-Closing Adjustment is a negative number, U.S. Seller shall pay to U.S. Buyer an amount equal to the Post-Closing Adjustment in accordance with Section 2.4(g).

(b)          Examination. U.S. Seller shall have 45 days after receipt of the Closing Statement (the “Review Period”) to review the Closing Statement.

(c)          Objection. On or before the last day of the Review Period, U.S. Seller may object to U.S. Buyer’s determination of Closing Net Working Capital, Net Sales, Closing Net Working Capital Percentage, and Post-Closing Adjustment by delivering to U.S. Buyer a written statement setting forth U.S. Seller’s objections in reasonable detail, indicating each disputed item or amount and the basis for U.S. Seller’s disagreement (the “Statement of Objections”). If U.S. Seller fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Net Working Capital, Net Sales, Closing Net Working Capital Percentage, and Post-Closing Adjustment reflected in the Closing Statement are deemed accepted by U.S. Seller. If U.S. Seller delivers a Statement of Objections before the expiration of the Review Period, U.S. Seller and U.S. Buyer shall negotiate in good faith to resolve such objections within 30 days after the delivery of the Statement of Objections (the “Resolution Period”). If the objections are resolved within the Resolution Period, the Closing Net Working Capital, Net Sales, Closing Net Working Capital Percentage, and Post-Closing Adjustment, with changes agreed in writing by U.S. Seller and U.S. Buyer, will be final and binding.

(d)          Resolution of Disputes. If U.S. Buyer and U.S. Seller fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then U.S. Buyer and U.S. Seller shall submit any amounts remaining in dispute (“Disputed Amounts”) for resolution to an impartial nationally recognized firm of independent certified public accountants other than U.S. Buyer’s or U.S. Seller’s accountants (the “Independent Accountant”). The Independent Account will act as an expert subject to the terms of this Section 2.4 and not an arbitrator, and shall resolve the Disputed Amounts only and make any adjustments to the Closing Net Working Capital, Net Sales, Closing Net Working Capital Percentage, and Post-Closing Adjustment in accordance with the Accounting Standards. The U.S. Buyer and U.S. Seller agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by U.S. Buyer and U.S. Seller and their decision for each Disputed Amount must be within the range of values assigned to each item in the Closing Net Working Capital, Net Sales, and Closing Net Working Capital Percentage set forth in the Closing Statement and the Statement of Objections, respectively.

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(e)          Fees of the Independent Accountants. U.S. Buyer shall pay a portion of the fees and expenses of the Independent Accountant equal to 100% multiplied by a fraction, the numerator of which is the amount of Disputed Amounts submitted to the Independent Accountant that are resolved in favor of U.S. Sellers (i.e., the difference between the Independent Accountant’s determination and Buyer’s determination) and the denominator of which is the total amount of Disputed Amounts submitted to the Independent Accountant (i.e., the sum total by which U.S. Seller’s determination and U.S. Buyer’s determination differ from the determination of the Independent Accountant). U.S. Seller shall pay that portion of the fees and expenses of the Independent Accountant that U.S. Buyer is not required to pay hereunder.

(f)          Determination by Independent Accountant. The Independent Accountant shall make a determination as soon as practicable within 30 days (or such other time as U.S. Buyer and U.S. Seller shall agree in writing) after its engagement. The Independent Accountant’s resolution of the Disputed Amounts and adjustments to the Closing Net Working Capital, Net Sales, Closing Net Working Capital Percentage, and Post-Closing Adjustment is conclusive and binding upon the Parties.

(g)          Payments of Post-Closing Adjustment. Except as otherwise provided in this Agreement, any payment of the Post-Closing Adjustment, together with interest calculated as set forth below, is due (i) within three (3) Business Days of acceptance of the Closing Statement or (ii) if there are Disputed Amounts, then within three (3) Business Days of the resolution of the Disputed Amounts by the Independent Accountant. The Post-Closing Adjustment must be paid by wire transfer of immediately available funds to the account directed by U.S. Buyer or U.S. Seller, as the case may be. The amount of any Post-Closing Adjustment bears interest from and including the Closing Date to, but excluding, the date of payment at a rate per year equal to the rate of interest published by the Wall Street Journal as the “prime rate” at large U.S. money center banks. Interest must be calculated daily on the basis of a 365 day year and the actual number of days elapsed, compounded daily.

Section 2.5.          Allocation of Purchase Price; Section 338(h)(10) Election.

(a)          U.S. Seller and U.S. Buyer shall each make an election under Section 338(h)(10) of the Code with respect to the sale of the Shares. The U.S. Purchase Price, as determined for all applicable Tax purposes, shall be allocated among the assets of the Acquired U.S. Company deemed to be sold as a result of the Section 338(h)(10) election consistent with the principles set forth on the Allocation Schedule attached as Schedule 2.5. The allocation described above shall be adjusted, as mutually agreed by the U.S. Buyer and Sellers to reflect the Post-Closing Adjustment, the additional consideration paid pursuant to Section 2.5(a), any other adjustments under this Agreement, and to quantify any items in a manner that is consistent with the Closing Statement.

(b)          Each of the Parties agrees (i) to report, and to cause their respective Affiliates to report, the federal, state, local, foreign and other Tax consequences of the purchase and sale contemplated hereby, including the filing of Internal Revenue Service Form 8594, in a manner consistent with the allocation of the Purchase Price between the U.S. Purchase Price and the European Purchase Price, as specified in Section 2.2, and with the allocation of the European Purchase Price and U.S. Purchase Price in accordance with this Section 2.5, and (ii) not to take any position inconsistent therewith in any Tax Return, refund claim, litigation, or otherwise, unless otherwise required by applicable Law.

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 Section 2.6.          ARC Consolidation. Concurrent with the Closing, U.S. Buyer shall cause ARC, U.S. Buyer, and any ARC Affiliates to take any and all actions which are necessary or advisable to effect the ARC Consolidation. Sellers shall promptly execute and deliver to the U.S. Buyer, at the sole cost and expense of the U.S. Buyer, any and all documents, certificates or instruments in addition to the Transaction Agreements that are reasonably requested by the U.S. Buyer pursuant to any and all requirements of Law which are necessary for purposes of accomplishing the effectiveness of the ARC Consolidation at Closing; provided, however, that the U.S. Buyer will not be responsible for any attorney fees of the Sellers pursuant to any obligations of Sellers under this Section 2.6.

Section 2.7.          Settlement of Intercompany Accounts. Before the Closing, Sellers shall cause the Acquired Companies to settle all Intercompany Accounts.

Section 2.8.          Transfer of Thixoforming Assets; Assumption of Thixoforming Liabilities; Easements. Prior to the Closing, U.S. Seller shall cause the Acquired U.S. Company to transfer the Thixoforming Assets to U.S. Seller, an Affiliate of U.S. Seller, or a third party buyer of the Thixoforming Division, and to grant easements, rights and/or licenses in favor of the Thixoforming Division on the real property retained by the Acquired U.S. Company, including related to common access, utilities, use of the Acquired U.S. Company’s loading dock, and drainage, which easements, rights and/or licenses will be recorded on the affected parcels (collectively, the “Thixoforming Easements”). The recipient of the Thixoforming Assets shall assume the Thixoforming Liabilities. Prior to Closing, the Acquired U.S. Company shall reserve (or the Thixoforming Division will grant the Acquired U.S. Company), certain easements, rights and/or license related to access to certain common access, utilities, hydrogen and argon storage tanks (the “U.S. Company Easements”). If there are any expenses, costs or fees related to the establishment and recording of the Thixoforming Easements and U.S. Company Easements, these expenses, costs or fees will be borne equally by the U.S. Seller and U.S. Buyer. Costs of ongoing maintenance and repair of (a) shared facilities under the Thixoforming Easements and U.S. Company Easements (and costs of for irrigation water and electric power provided to the common parking/access lighting and landscape irrigation system(s)) and the cost of argon gas from the argon tank currently on the Thixoforming Division real property and serving both the Thixoforming Division real property and the Acquired U.S. Company property generally shall be borne in proportion to the parties’ respective usage, (b) of the dock, and common lighting, irrigation and drainage facilities (subject to (c) and (e), below) on the Acquired U.S. Company property  and the liquefied gas tanks serving the Acquired U.S. Company property located on the Thixoforming Division real property shall be borne by the Acquired U.S. Company, (c) of facilities solely serving one or the other parcel shall be solely borne by the owner of that parcel, (d)  of the common lighting and irrigation facilities (subject to (c), above, and (e), below) (i) on the Thixoforming Division real property shall be borne by the owner of the Thixoforming Division real property and (ii) on the Acquired U.S. Company property shall be borne by the Acquired U.S. Company, and (e) in all cases with each party responsible to repair extraordinary damage to the easement area(s) and facilities caused by such party.

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Section 2.9.          Transfer of the European Assets and Assumption of Assumed Liabilities. Prior to the Closing, the European Seller shall organize the Acquired European Company as its wholly owned subsidiary and contribute or transfer the European Assets to the Acquired European Company, and shall cause the Acquired European Company to assume the Assumed Liabilities.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
OF SELLERS

Sellers represent and warrant with respect to the Acquired Companies to U.S. Buyer that, except as set forth in Sellers’ Disclosure Schedule:

Section 3.1.          Existence; Authority.

(a)          U.S. Seller is a corporation duly organized and validly existing under the Laws of the state of Oregon. U.S. Seller has full corporate power and authority, as applicable, to enter into this Agreement and to carry out its respective terms. U.S. Seller has taken all corporate action necessary to authorize the execution, delivery, and performance of this Agreement. U.S. Seller is not in default under, or in violation of, any provision of its articles of incorporation or bylaws. This Agreement has been duly and validly executed and delivered by U.S. Seller. This Agreement is binding upon and enforceable against U.S. Seller in accordance with its terms, except as enforceability may be limited or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application relating to or affecting creditors’ rights and remedies generally and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies. The execution and delivery by U.S. Seller of this Agreement, the performance by U.S. Seller of its obligations hereunder and the consummation of the transactions contemplated hereby does not and will not conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of the Acquired U.S. Company.

(b)          The Acquired U.S. Company is a corporation duly organized and validly existing under the Laws of the state of Colorado. The Acquired U.S. Company is not in default under, or in violation of, any provision of its articles of incorporation or bylaws. The Acquired U.S. Company is duly qualified or licensed to do business as a foreign corporation in each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business requires such qualification. The Acquired U.S. Company has all necessary corporate power and authority to own, lease, and operate its Assets and Properties and to carry on its business as now conducted. The Acquired U.S. Company has not, and has never had, any Subsidiaries, and holds no equity, partnership, limited liability company, joint venture or other interest in any Person.

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 (c)          European Seller is a Hungarian limited liability company. European Seller is not in default under, or in violation of, any provision of its organizational charter. European Seller is registered in the Hungarian trade registry. European Seller has full corporate power and authority to enter into the Transaction Agreements to which it is a party and to carry out their respective terms. European Seller has taken all corporate action necessary to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly and validly executed and delivered by European Seller. This Agreement is binding upon and enforceable against European Seller in accordance with its terms, except as enforceability may be limited or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application relating to or affecting creditors’ rights and remedies generally and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies. The execution and delivery by European Seller of the Transaction Agreements, the performance by European Seller of its obligations under the Transaction Agreements and the consummation of the transactions contemplated thereby does not and will not conflict with or result in a violation or breach of any of the terms, conditions or provisions of the charter documents of the European Seller.

(d)          As of the Closing Date, the Acquired European Company will be a Hungarian limited liability company. Except as contemplated by this Agreement, as of the Closing Date, the Acquired European Company will be registered in the Hungarian trade registry and will be duly qualified or licensed to own or lease the real property used in its business. Except as contemplated by this Agreement, as of the Closing Date, the Acquired European Company will have all necessary corporate power and authority to own, lease, and operate its Assets and Properties and to carry on the business of the Acquired European Company as conducted with respect to the Acquired Operation. Between the date of its organization and the Closing Date, the Acquired European Company will not have any Subsidiaries, and will not hold any equity, partnership, limited liability company, joint venture or other interest in any Person.

Section 3.2.          Capitalization. Subject to the organization of the Acquired European Company, Sellers have (a) the entire right, title, and interest in and to the Shares, and (b) full right, power, capacity, and authority to validly sell, assign, convey, and transfer the Shares to U.S. Buyer. If and when transferred to U.S. Buyer as provided in this Agreement, the Shares will be transferred free and clear of all liens, encumbrances, or claims of others. Sellers have not granted or agreed to grant to any other Person a right, whether absolute or contingent, to purchase or acquire any of the Shares, and no Person (other than U.S. Buyer) has any such right.

Section 3.3.          No Adverse Consequences. The execution, delivery, and performance of this Agreement by Sellers (a)  does not require Sellers or the Acquired Companies (i) to obtain the consent, approval, or authorization of any Governmental Authority having jurisdiction over Sellers other than such filings as may be required under any Competition Law, reports under the Securities Exchange Act of 1934, as amended, filings with the New York Stock Exchange, filings required to organize the Acquired European Company and transfer the European Assets and Assumed Liabilities contemplated by this Agreement, and consents, approvals, or authorization not required to be obtained until after Closing or to the extent applicable in the course of the transfer of the European Assets and assumption of Assumed Liabilities pursuant to Section 2.9 above or (ii) to submit or file of any notice, report, or other filing with any Governmental Authority having jurisdiction over Sellers other than such filings as may be required under any Competition Law, reports under the Securities Exchange Act of 1934, as amended, filings with the New York Stock Exchange, filings required to organize the Acquired European Company and transfer the European Assets and Assumed Liabilities contemplated by this Agreement, and filings not required to be made until after Closing or to the extent applicable in the course of the transfer of the European Assets and assumption of Assumed Liabilities pursuant to Section 2.9 above; (b) will not violate any Law, judgment, order, injunction, decree, or ruling of any Governmental Authority applicable to Sellers; and (c) will not, either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, or result in a material breach of the terms, conditions or provisions of, or constitute a material default under any Material Contract or permit.

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 Section 3.4.          Litigation. There is no litigation, proceeding, or investigation pending or, to Knowledge of Sellers, threatened, against Sellers or the Acquired Companies with respect to the Business.

Section 3.5.          Compliance with Laws. Each Seller is in material compliance with all Laws as in effect on the date of this Agreement applicable to the conduct of the Business, or applicable to its employees employed in the Business.

Section 3.6.          Labor Matters.

(a)          The Acquired U.S. Company is not a party, or otherwise subject, to any labor or collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or, to Knowledge of U.S. Seller, attempting to represent any employees of the Acquired U.S. Company. There is no representation petition respecting the employees of the Acquired U.S. Company pending before any Governmental Authority or, to Knowledge of U.S. Seller, threatened to be brought or filed.

(b)          The European Seller is not, and, at the Closing Date, the Acquired European Company will not be, a party, or otherwise subject to as the operator or successor of the Acquired Operation any labor or collective bargaining agreement and other than a works council, there are no labor unions or other organizations representing, purporting to represent or, to Knowledge of European Seller, attempting to represent any employees of European Seller or the Acquired European Company. There is no representation petition respecting the employees of European Seller or Acquired European Company pending before any Governmental Authority or, to Knowledge of European Seller, threatened to be brought or filed.

Section 3.7.          Employee Benefits; Employees.

(a)          The Sellers’ Disclosure Schedule lists all pension, retirement, profit sharing, deferred compensation, bonus, commission, incentive, stock option, restricted stock, life insurance, health and disability insurance, hospitalization, self-insured health plans, severance pay plans and all other employee benefit plans or arrangements established or maintained by European Seller and the Acquired Companies, including, without limitation, any and all such plans within the scope of ERISA (each, an “Employee Benefit Plan” and collectively, the “Employee Benefit Plans”).

(b)          With respect to each Employee Benefit Plan, Sellers have made available prior to the Closing Date a correct and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable, (i) the most recent copies of all documents constituting or embodying such Employee Benefit Plans, (ii) the most recent favorable IRS determination or opinion letter, if applicable, (iii) the most recent summary plan description, and (iv) the most recent Form 5500 and attached schedules, if applicable.

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 (c)          Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and applicable Law (including under ERISA and the Code, as applicable), except as would not reasonably be expected to result in material liability to the Acquired Companies. No suit, administrative proceeding, action or other litigation has been brought or threatened against or with respect to any such Employee Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor.

(d)          None of the Acquired Companies or European Seller participates in, and has not withdrawn from participation in, a “multiemployer plan” as defined in ERISA section 37A, any “multiple-employer welfare arrangement” as defined in ERISA section 40A, or any employee pension benefit plans (within the meaning of ERISA section 3(2)) maintained by multiple employers that are not members of the same controlled group of entities. Except as set forth in the Sellers’ Disclosure Schedule, none of the Employee Benefit Plans is a defined benefit pension plan subject to Title IV of ERISA.

(e)          With respect to each Employee Benefit Plan, neither the Sellers nor any of their relevant Affiliates is currently liable for any material Taxes arising under Section 4971, 4972, 4975, 4979, 4980 or 4980B of the Code, and no fact or event exists that would give rise to any such material liability for Taxes. Neither Sellers nor any of their relevant Affiliates has incurred any material liability under or arising out of Title IV of ERISA that has not been satisfied in full (other than any liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), and no fact or event exists that would reasonably be expected to result in such a liability.

(f)          Sellers have not incurred any material liability in respect of post-employment health, medical or life insurance benefits for any current or former employee of the Acquired Companies, except as may be required under COBRA or similar Laws and at the expense of the current or former employee.

(g)          Sellers provided U.S. Buyer with a complete and accurate list of all employees and sales persons currently employed or engaged by the Acquired U.S. Company (other than employees of the Thixoforming Division) and European Seller, together with the position held by each person, the amount of the annual compensation (separating base salary and other forms of compensation) of each person and all employee credit for unused vacation time and other paid time off that has been accrued through the date of this Agreement. The Acquired U.S. Company and European Seller have paid in full to those employees all wages, commissions, bonuses and other compensation for all services performed by them through the date of this Agreement (other than accrued paid time off as set forth in the Most Recent Historical Financial Statements and as accrued in the ordinary course of business since that date of those statements and amounts accrued since the end of the last pay period) and each of the Acquired U.S. Company and European Seller is not subject to any claim for non-payment or non-performance of any of the foregoing.

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(h)          Sellers’ Disclosure Schedule lists all open workers’ compensation claims of employees of the Acquired U.S. Company.

Section 3.8.          Real Property. The Sellers’ Disclosure Schedule contains a list of all real property currently owned or leased by the Acquired Companies (other than the real property included in the Thixoforming Assets) and European Seller, and a list of all leases or other material agreements applicable thereto. Sellers have delivered to U.S. Buyer copies of all leases and other agreements listed in the Sellers’ Disclosure Schedule. All such leases are in full force and effect. None of the Acquired Companies or European Seller are in material default under any such leases and, to the Knowledge of Sellers, no event has occurred and is continuing that, with the passage of time or upon giving of notice or both, would constitute an event of material default thereunder. The improvements on the real property owned or leased by the Acquired U.S. Company and, with respect to the Acquired Operation, by the Acquired European Company are adequate and suitable for the purposes presently being used and there are no condemnation or appropriation proceedings pending or threatened against real property or the improvements thereon.

Section 3.9.          Tangible Personal Property. Except as contemplated by this Agreement, as of the date of this Agreement, the Acquired U.S. Company and European Seller have, and, as of the Closing, the Acquired Companies will have, good and marketable title to, or the right to possession under valid leases of, all of the tangible personal property used in its business that is material to the operation of its Business, free and clear of all encumbrances, except Permitted Liens. All such tangible personal property is adequate and suitable for the conduct by the Acquired Companies of the Business conducted by the Acquired U.S. Company and European Seller as of the date of this Agreement, such use complies in all material respects with all applicable Laws, and there are no condemnation or appropriation proceedings pending or threatened against such tangible personal property or improvements thereon.

Section 3.10.        Certain Contracts and Arrangements. Sellers’ Disclosure Schedule lists all written Contracts to which any of the Acquired Companies or the European Seller is a party that are material to the conduct of the Business, other than purchase orders entered into in the ordinary course of business, including all guarantees of any indebtedness or other obligations of or by the Acquired Companies or European Seller (any such contract, a “Material Contract”). Sellers have delivered to U.S. Buyer copies of all written Material Contracts (including any and all amendments and other modifications to such Material Contracts) or in the case of oral Material Contracts complete and accurate written descriptions of each Material Contract. The Material Contracts are valid and binding obligations of the Acquired U.S. Company, European Seller or the Acquired European Company, as applicable, and, to Knowledge of Sellers, the other parties thereto, enforceable against such parties in accordance with their respective terms except as the same may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws relating to or affecting the enforcement of creditors’ rights generally and (b) Laws governing specific performance, injunctive relief, or other equitable remedies. The Acquired U.S. Company and European Seller and, to Knowledge of Sellers, each other party thereto, have complied in all material respects with each such Material Contract, and the Acquired U.S. Company and European Seller and, to Knowledge of Sellers, each other party thereto have not caused or permitted to occur a material default under any of Material Contracts, nor has the Acquired U.S. Company, the European Seller or the Acquired European Company granted or been granted any material waiver or forbearance with respect to any of Material Contracts.

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 Section 3.11.        Taxes.

(a)          All Income Tax Returns and all other material Tax Returns required to be filed by or on behalf of the Acquired Companies and European Seller have been timely filed and all Taxes shown to be due on those Tax Returns have been timely paid. All such Tax Returns were correct and complete in all material respects and completely reflect the income, franchise or other tax liability and all other information required to be reported thereon.

(b)          None of the Acquired Companies or European Seller is the beneficiary of any extension of time within which to file any Tax Return, other than extensions which do not require the affirmative consent of the relevant Governmental Authority, and no waiver of any statute of limitations in respect of Taxes nor any agreement for extension of time with respect to a Tax assessment or deficiency is in effect or been entered into by or on behalf of the Acquired Companies or European Seller, as the case may be.

(c)          There is no pending dispute, claim, audit, or investigation, concerning any Tax liability of the Acquired Companies or European Seller by or with any Tax authority either (i) for which Sellers or the Acquired Companies have received written notice or (ii) to the Knowledge of Sellers, otherwise.

(d)          All material Taxes required by applicable Tax Law to be withheld or collected by or on behalf of the Acquired Companies or European Seller in connection with any amounts paid or owing to any employee or independent contractor, creditor or other party relating to the Business have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Authority.

(e)          None of the Acquired Companies or European Seller has within the past five years distributed stock of another company, or has had its stock distributed by another company, in a transaction that was purported or intended to be governed in whole or in part by Code Sections 355 or 361.

(f)          To the Knowledge of Sellers, Sellers do not expect any Tax authority to assess any additional Taxes against or in respect of the Acquired Companies for any past period.

Section 3.12.       Historical Financial Statements. The Historical Financial Statements were prepared using materially accurate data derived from the books and records of the Acquired U.S. Company and the European Seller, in the ordinary course of business and fairly present the financial condition of the Acquired U.S. Company, excluding the Thixoforming Division, and European Seller as of their respective dates and the results of their operations for the periods indicated, in each case on a basis consistent with prior periods and with the Accounting Standards. The Historical Financial Statements are not audited, reviewed, or compiled and reflect income before interest income/expense, taxes, and extraordinary items.

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 Section 3.13.        Permits and Licenses. Except as contemplated by this Agreement, as of the date of this Agreement, the Acquired U.S. Company and European Seller hold, and, at Closing, the Acquired Companies will hold, all permits that are material to the Business and necessary for the lawful conduct of the Business as currently conducted pursuant to the Laws applicable to the Acquired Companies. Each U.S. Company permit and each permit with respect to the Acquired Operation is in full force and effect, and, except as contemplated by this Agreement, will at Closing remain in full force and effect for operations of the Business to the same and full extent as the Business is operated as of the date hereof, and neither the Acquired U.S. Company nor European Seller is, or has received notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such permit.

Section 3.14.        Environmental Conditions.

(a)          To Knowledge of Sellers, each of the Acquired Companies and European Sellers is in material compliance with all material terms, conditions and provisions of all applicable Environmental Laws and Environmental Permits.

(b)          The Acquired U.S. Company has not received written notice of, nor is the Acquired U.S. Company currently the subject of, (i) a pending or, to Knowledge of U.S. Seller, threatened Environmental Claim or (ii) a civil, criminal, or administrative complaint or notice of violation from any Governmental Authority alleging a violation of, or liability under, any Environmental Laws applicable to the Acquired U.S. Company.

(c)          Neither European Seller nor the Acquired European Company has received written notice of and is not the subject of, (i) a pending or, to Knowledge of European Seller, threatened Environmental Claim or (ii) a civil, criminal, or administrative complaint or notice of violation from any Governmental Authority alleging a violation of, or liability under, any Environmental Laws applicable to European Seller or the Acquired European Company.

(d)          The Acquired U.S. Company has obtained and holds all Environmental Permits which are required in respect of its business, operations or assets and properties. Except as contemplated by this Agreement, the European Seller and the Acquired European Company has obtained and holds all Environmental Permits in respect of its business, operations or assets and properties.

(e)          Except as set forth in Sellers’ Disclosure Schedule, the Business has not previously involved the use, handling, manufacture, treatment, processing, storage, generation, release, discharge, or disposal of any Hazardous Substances, except for the use, handling, manufacture, treatment, processing, storage, generation, release, discharge, or disposal in material compliance with Environmental Laws of those Hazardous Substances.

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 (f)           From the date of acquisition of the U.S. Company and the European Seller through the Closing Date, each of the Acquired Companies, the Acquired Operation and the European Seller was operated in material compliance with all material terms, conditions and provisions of all applicable Environmental Laws and Environmental Permits.

Section 3.15.        Intellectual Property.

(a)          The Acquired Companies and European Seller own, free and clear of any lien or other encumbrance or restriction, or have the right to use, the Business Intellectual Property. The Business Intellectual Property is adequate for European Seller and the Acquired Companies to fulfill their obligations under the Material Contracts and to conduct the Business as conducted on the date of this Agreement. Other than the Business Intellectual Property, no Intellectual Property is material to the conduct of the Business.

(b)          Neither the Acquired U.S. Company nor the European Seller have received any written claim or demand of any Person, and neither is a party to any proceeding pending or, to Knowledge of Sellers threatened, which challenges the rights of the Acquired U.S. Company or European Seller in respect of (i) the Business Intellectual Property or (ii) the rights of the Acquired U.S. Company or European Seller in respect of any material trade secret owned or used by them in the conduct of the Business. The Business Intellectual Property is not subject to any outstanding order, ruling, decree, judgment, or stipulation by or with any court, arbitrator or administrative agency. To the Knowledge of Sellers, none of the Acquired Companies or European Seller is infringing on the intellectual property rights of any Person.

Section 3.16.        Products. To the Knowledge of Sellers, no product manufactured, sold, leased or delivered by the Acquired U.S. Company or European Seller is subject to any material guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. Sellers have furnished U.S. Buyer with copies of the standard terms and conditions of sale for each of the Acquired U.S. Company or European Seller. To the Knowledge of Sellers, as of the date of this Agreement, there is not any material Product Liability Claim arising from or related to any product of the Acquired Companies or European Seller with respect to the Acquired Operation.

Section 3.17.        Accounts and Notes Receivable. The existing accounts receivable and notes receivable of the Acquired Companies and European Seller, on a combined basis, all of which are owed solely to the Acquired Companies or European Seller, constitute valid claims arising from bona fide transactions in the ordinary course of business consistent with past practice and, to the Knowledge of Sellers, are collectible in accordance with their terms at their recorded amounts. Reserves for doubtful accounts have been established in accordance with the Accounting Standards. All accounts receivable which are thirty (30) days or more past due as of April 1, 2012 are identified on the Sellers’ Disclosure Schedule.

Section 3.18.        Brokers and Finders. Neither Sellers nor any of their respective officers, directors, or employees have employed any broker, finder, or investment banker or incurred any liability for any commission, brokerage, or investment-banking fee, or finder’s fee in connection with the transactions contemplated by the Transaction Agreements.

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 Section 3.19.        Absence of Changes. Since the date of the Most Recent Historical Financial Statements, except as set forth in the Sellers’ Disclosure Schedule and for the transactions contemplated by the Transaction Agreements, there has not been any event or development which, individually or together with other such events, could reasonably be expected to have a Material Adverse Effect and the Business has been conducted consistent with past practice. Without limiting the foregoing, except as disclosed in the Sellers’ Disclosure Schedule and except for the transactions contemplated in the Transaction Agreements, since the date of the Most Recent Historical Financial Statements neither Seller has:

(a)          (i) declared, set aside or paid any dividend or other distribution in respect of the capital stock of the Acquired Companies or (ii) directly or indirectly redeemed, purchased or otherwise acquired any such capital stock or other equity interests;

(b)          authorized, issued, sold or otherwise disposed of, or granted any option with respect to any shares of capital stock or other equity interests of the Acquired Companies, or modified or amended any right of any holder of any outstanding shares of capital stock or other equity interests of the Acquired Companies or option with respect thereto;

(c)          except as required by applicable Law or any employment agreement or other Benefit Plan in existence as of the date of this Agreement, or consistent with past practice, (i) increased salary, wages or other compensation (including, without limitation, any bonuses, commissions and any other payments) of any officer, employee or consultant of the Acquired Companies; (ii) established or modified (A) targets, goals, pools or similar provisions under any Employee Benefit Plan, employment contract or other employee compensation arrangement or (B) salary ranges, increase guidelines or similar provisions in respect of any Employee Benefit Plan, employment Contract or other employee compensation arrangement; or (iii) adopted, entered into, amended, modified or terminated (in whole or in part) any Employee Benefit Plan;

(d)          (i) incurred or increased any indebtedness, (ii) made or agreed to make any loans to any Person or (iii) made or agreed to make any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of the Acquired Companies under, any indebtedness of or owing to the Acquired Companies;

(e)          suffered any physical damage, destruction or other casualty loss (whether or not covered by insurance) adversely affecting any of the real or personal property or equipment of the material Assets and Properties of the Acquired Companies or European Seller;

(f)          failed to pay or satisfy when due any material obligation of the Acquired Companies;

(g)         acquired any business or Assets and Properties of any Person (whether by merger, consolidation or otherwise) or disposed or leased, or incurred a lien (other than a Permitted Lien) on, any Assets and Properties of the Acquired Companies, in each case, other than acquisitions or dispositions of products in the ordinary course of business of the Acquired U.S. Company or European Seller consistent with past practice;

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 (h)          entered into, amended, modified, terminated (in whole or in part) or granted a waiver under or given any consent with respect to any Intellectual Property;

(i)          commenced, terminated or changed any line of the Business;

(j)          entered into any transaction with any shareholder (or any shareholder’s Affiliates) or Affiliate of the Acquired Companies;

(k)          made any change in the accounting methods or procedures of the Acquired Companies; or

(l)          entered into any agreement to do any of the things described in the preceding paragraphs.

Section 3.20.        No Undisclosed Liabilities.

(a)          There are no expenses incurred in the Business that are not reflected as an expense of the Acquired U.S. Company or the European Seller, as the case may be, in the Historical Financial Statements.

(b)          As of the date of the Most Recent Historical Financial Statements, neither the Acquired U.S. Company nor the European Seller had, and, on the Closing Date, neither of the Acquired Companies will have, Liabilities with respect to the Business, including, without limitation, Liabilities for borrowed money, taxes, accounts payable (including rent arrears), amounts owed to any shareholder (or any shareholder’s Affiliates or relatives) or Affiliates of the Acquired Companies, customer orders, customer advances and deposits, open purchase orders of the Acquired Companies (including, without limitation, commitments to suppliers of the Acquired Companies for work-in-process), advances and deposits paid to suppliers of the Acquired Companies commissions or other compensation owed to employees of the Acquired Companies, customer claims, product liability or personal injury claims, and warranty claims, except (i) Liabilities reflected, reserved for or disclosed in the balance sheet included in the Historical Financial Statements, (ii) Liabilities disclosed in the Sellers’ Disclosure Schedule, (iii) Liabilities incurred in the ordinary course of business consistent with past practice since the date of the Most Recent Historical Financial Statements and in accordance with the provisions of this Agreement, (iv) Liabilities incurred in connection with performance of the Transaction Agreements which are expressly provided to be Assumed Liabilities, or (v) Liabilities or obligations that are not, individually or in the aggregate, material to the Business up to $50,000 in the aggregate.

Section 3.21.        Insurance. The Sellers’ Disclosure Schedule contains a true and complete list specifying the type of coverage and the insurer of all liability, property, workers’ compensation, directors and officers liability and other insurance policies (including any self-insurance programs, if any) currently in effect that insure the Business of the Acquired U.S. Company and European Seller or employees of the Acquired U.S. Company or European Seller or affect or relate to the ownership, use or operation of any of the Assets and Properties of the Acquired U.S. Company or European Seller. Except as set forth in the Sellers’ Disclosure Schedule, all of these policies are maintained by U.S. Seller or its Affiliates and will not continue to cover the Acquired Companies, the Business, or the Assets and Properties of the Acquired Companies after Closing. None of Sellers, the Acquired U.S. Company, or any Person to whom such policy has been issued has failed to give any significant notice or present any significant claim under any such policy in due and timely fashion.

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 Section 3.22.        Related Party Transactions. As of the date of this Agreement, neither the Acquired U.S. Company nor the European Seller is, and, as of the Closing, neither of the Acquired Companies will be, indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business, for salary, wages or other compensation, for other customary employee benefits made generally available to all employees, for Intercompany Accounts, and for transactions contemplated by this Agreement. None of the Acquired Companies’ directors or officers, or any members of their immediate families, or any Affiliate of the foregoing are, directly or indirectly, indebted to the Acquired Companies, or, to the Knowledge of Sellers, have any (a) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Acquired Companies’ customers, suppliers, service providers, joint venture partners, licensees and competitors; (b) direct or indirect ownership interest in any Person with which either of the Acquired Companies is affiliated or with which either of the Acquired Companies has a business relationship, or any firm or corporation which competes with the Acquired Companies, except that directors, officers or employees or Affiliates of the foregoing may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies; or (c) financial interest in any Material Contract.

Section 3.23.        Relationships with Customers and Suppliers. Since the date of the Most Recent Historical Financial Statements, no business relationship of the Acquired Companies or European Seller, with any customer, supplier or any group of customers or suppliers whose purchases or sales, as the case may be, are individually or in the aggregate material to the Business has been or, has been threatened in writing to be, terminated, canceled, or materially and adversely limited or modified, and, to the Knowledge of Sellers, there exists no present condition or state of facts or circumstances with respect to those business relationships that would reasonably be expected to have a Material Adverse Effect on the Business, or prevent the Acquired Companies from conducting the Business in substantially the same manner in which it is now conducted after the Closing.

Section 3.24.        Inventory; Supplier Deposits and Payments. The Sellers’ Disclosure Schedule sets forth a list of (a) raw metal powder and feedstock powder inventory, production parts work in process, and finished goods of the Acquired U.S. Company and European Seller as of April 1, 2012 and (b) all open supplier purchase orders as of April 1, 2012 with respect to the Acquired U.S. Company and European Seller, which list is, to Sellers’ Knowledge, true and complete in all material respects. To Sellers’ Knowledge, as of the date of this Agreement, the Acquired U.S. Company and European Seller owns, and, as of the Closing, the Acquired Companies will own, all of its inventory free and clear of any Liens other than Permitted Liens.

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 Section 3.25.        Due Diligence Investigation. Sellers have no knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of U.S. Buyer contained in this Agreement to be untrue or inaccurate in any respect. Sellers have entered into the transactions contemplated by the Transaction Agreements with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to future prospects (financial or otherwise) of the Business. Sellers acknowledge that no current or former stockholder, director, officer, employee, Affiliate or advisor of U.S. Buyer has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of the Transaction Agreements, express or implied.

Section 3.26.        Disclaimer of Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE 3 (as modified by Sellers’ Disclosure Schedule and any Update), which U.S. Buyer has an unqualified right to fully rely on, neither the Sellers nor any other Person makes any other express or implied representation or warranty with respect to the Acquired Companies, the Business, the Sellers, or transactions contemplated by this Agreement. Each of the Sellers disclaims any other representations or warranties, whether made by the Sellers or any of their respective Affiliates, officers, directors, employees, agents or representatives. Except for the representations and warranties contained in this ARTICLE 3 (as modified by Sellers’ Disclosure Schedule and any Update), each Seller hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to U.S. Buyer or its Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to U.S. Buyer by any director, officer, employee, agent, or representative of the Sellers or any of their respective Affiliates).

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
OF U.S. BUYER

Except as disclosed on U.S. Buyer’s Disclosure Schedule, U.S. Buyer hereby represents and warrants to Sellers with respect to ARC and U.S. Buyer that:

Section 4.1.          Existence. U.S. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the state of Utah.

Section 4.2.          Authorization and Binding Obligation. The U.S. Buyer has full corporate power and authority to enter into the Transaction Agreements and to carry out its respective terms. The U.S. Buyer has taken all corporate action necessary to authorize the execution, delivery, and performance of the Transaction Agreements to which it is a party. The Transaction Agreements to which a Buyer is a party have been duly and validly executed and delivered by that Buyer. U.S. Buyer and ARC are not in default under, or in violation of, any provision of their articles of incorporation or bylaws. Each Transaction Agreement to which a Buyer is a party is binding upon and enforceable against that Buyer in accordance with its respective terms, except as enforceability may be limited or affected by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application relating to or affecting creditors’ rights and remedies generally and (b) rules of Law governing specific performance, injunctive relief, or other equitable remedies. The execution and delivery by U.S. Buyer of this Agreement, the performance by U.S. Buyer of its obligations hereunder and the consummation of the transactions contemplated hereby does not and will not conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of U.S. Buyer or ARC.

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 Section 4.3.          Absence of Conflicting Agreements or Required Consents. The execution, delivery and performance of the Transaction Agreements by U.S. Buyer (a) do not require (i) the consent, approval, or authorization of any Governmental Authority having jurisdiction over U.S. Buyer (other than such approvals as may be required under any Competition Law) or of any third party or (ii) the submission or filing of any notice, report, or other filing with any Governmental Authority having jurisdiction over the U.S. Buyer; (b) will not violate the corporate charter and other organizational documents of the U.S. Buyer; (c) will not violate any Law, judgment, order, injunction, decree, or ruling of any Governmental Authority applicable to U.S. Buyer; and (d) will not, either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, or result in a breach of the terms, conditions or provisions of, or constitute a default under any agreement, instrument, license, or permit individually or in the aggregate material to the transactions contemplated hereby and to which U.S. Buyer is subject.

Section 4.4.          ARC Capitalization.

(a)          Except as disclosed in U.S. Buyer’s Disclosure Schedule, as of the date of this Agreement, the authorized capital stock of ARC consists of 250,000,000 shares of common stock, $0.0005 par value per share, and 2,000,000 shares of preferred stock, $0.001 par value per share. As of the date of this Agreement, (i) 3,091,350 shares of common stock are issued and outstanding, all of which are duly authorized, validly issued, fully-paid and non-assessable, (ii) no options to purchase any shares of common stock are outstanding, (iii) no restricted stock units to receive shares of common stock are outstanding, and (iv) no shares of preferred stock are issued or outstanding. There are no bonds, debentures, notes or other indebtedness or securities of ARC that have the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which ARC’s stockholders may vote. Except as set forth above, as of the date of this Agreement, no shares of capital stock or other voting securities of ARC are issued or outstanding. Except for the outstanding options described above, as of the date of this Agreement, there are no rights to purchase any issued or unissued capital stock of ARC, or obligating ARC to issue, grant or sell any shares of capital stock of, or other equity interests in, or securities convertible into equity interests in, ARC and any preemptive rights relating to the ARC. All shares of ARC’s common stock subject to issuance as described above shall, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, be duly authorized, validly issued, fully paid and nonassessable. No shares of ARC’s common stock were issued, and no options were granted by ARC, in violation of preemptive rights of any Person. No shares of ARC’s common stock are held by any Subsidiary of ARC.

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 (b)          As of the date of this Agreement, ARC does not have, nor on the Closing Date will it have, any contractual or other obligation to (i) repurchase, redeem or otherwise acquire any shares of ARC’s common stock or any capital stock of any of ARC’s Subsidiaries, or (ii) make any investment (in the form of a loan, capital contribution or otherwise) in any of the ARC’s Subsidiaries or any other Person, except in the case of clause (i) in connection with ARC’s right to accept shares of its common stock in payment of the exercise price or withholding Taxes incurred by any holder in connection with the exercise of options granted by ARC. All of the outstanding shares of capital stock and voting securities of each Subsidiary of ARC are owned, directly or indirectly, by ARC and are duly authorized, validly issued, fully paid and nonassessable, were issued without violation of preemptive rights of any Person, and those shares of capital stock and voting securities of each of the Subsidiaries owned by ARC, directly or indirectly, are free and clear of all Liens.

(c)          As of the date hereof, neither ARC nor any of its Subsidiaries owns, or has any contractual or other obligation to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business, nor will ARC or any of its Subsidiaries have any of the foregoing on the Closing Date.

(d)          The shares of common stock issuable upon conversion of the Convertible Note have been duly reserved for issuance, and upon issuance in accordance with the terms of the Convertible Note, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and liens or encumbrances created by or imposed by Sellers.

Section 4.5.          ARC’s SEC Documents and Financial Statements.

(a)          ARC, or U.S. Buyer on behalf of ARC, has furnished or made available (including via EDGAR) to Sellers complete and correct copies of all forms, documents, statements and reports filed by ARC with, or furnished by ARC, to the Securities and Exchange Commission (“SEC”) since December 31, 2009 (those forms, documents, statements and reports, including any amendments thereto, the “SEC Documents”). ARC has filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed by it with the SEC since December 31, 2009 except as disclosed in the U.S. Buyer’s Disclosure Schedule. As of their respective filing dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act of 1934 (the “Exchange Act”) and the Securities Act of 1933 applicable to the SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. ARC, or U.S. Buyer on behalf of ARC, has made available to Sellers copies of all material written correspondence between the SEC, on the one hand, and the ARC and any of its Subsidiaries, on the other hand, since December 31, 2009. To the knowledge of U.S. Buyer after due inquiry, none of the SEC Documents is the subject of ongoing SEC review or outstanding SEC comment; provided, ARC may receive comment letters, from the SEC on any filing made related to the transactions contemplated herein.

(b)          The financial statements of ARC, including the notes thereto, included in the SEC Documents (collectively, the “ARC Financial Statements”) complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP (except in the case of unaudited quarterly reports, as indicated in the notes thereto) applied on a basis consistent throughout the periods indicated (except as may be indicated in the notes thereto). The ARC Financial Statements fairly present in all material respects the consolidated financial condition and operating results of ARC and its Subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal year-end adjustments).

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 (c)          ARC has established and maintains disclosure controls and procedures and internal controls over financial reporting (as those terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. ARC’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by ARC in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all material information is accumulated and communicated to ARC’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Items 304, 307, and 308 or 308T, as applicable, of Regulation S-K of the Exchange Act.

(d)          ARC has disclosed, based on its most recent evaluation prior to the date hereof, to ARC’s auditors and the audit committee of the ARC’s board of directors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect in any material respect ARC’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in ARC’s internal controls over financial reporting. As of the date of this Agreement, (y) ARC has not identified any material weaknesses in internal controls and (z) ARC is not aware of any facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Items 304, 307, and 308 or 308T, as applicable, of Regulation S-K of the Exchange Act, without qualification, when next due.

(e)          Each of the “principal executive officer” and the “principal financial officer” (each, as defined under the Exchange Act) of ARC has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Items 304, 307, and 308 or 308T, as applicable, of Regulation S-K of the Exchange Act with respect to the SEC Documents.

Section 4.6.          Undisclosed Liabilities. As of the date hereof, to the knowledge of U.S. Buyer and ARC, there exist no Liabilities or obligations of ARC or any of its Subsidiaries that are material to ARC, whether accrued, absolute, contingent or threatened, either matured or unmatured, other than (a) Liabilities or obligations that are adequately reflected, reserved for or disclosed in the ARC Financial Statements, (b) Liabilities or obligations incurred in the ordinary course of business of ARC and its Subsidiaries consistent with past practice since the most recent ARC Financial Statements, (c) Liabilities incurred in connection with the Transaction Agreements or the transactions contemplated by the Transaction Agreements, and (d) Liabilities or obligations that are not, individually or in the aggregate, material to ARC.

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 Section 4.7.          Related Party Transactions. Except as disclosed in the U.S. Buyer’s Disclosure Schedule, ARC is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business, for salary, wages or other compensation and for other customary employee benefits made generally available to all employees. None of ARC’s directors or officers, or any members of their immediate families, or any Affiliate of the foregoing are, directly or indirectly, indebted to ARC or, to ARC’s knowledge, have any (a) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of ARC’s customers, suppliers, service providers, joint venture partners, licensees and competitors; (b) direct or indirect ownership interest in any Person with which ARC is affiliated or with which ARC has a business relationship, or any firm or corporation which competes with ARC except that directors, officers or employees or stockholders of ARC may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies; or (c) financial interest in any material contract with ARC.

Section 4.8.          ARC Assets. Except as disclosed in the ARC Financial Statements, the Assets and Properties owned by ARC are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for Permitted Liens. With respect to the Assets and Property leased by ARC, ARC is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.

Section 4.9.          Brokers and Finders. Except as disclosed by the Seller in writing on a confidential basis, neither of the U.S. Buyer nor any of its respective officers, directors, or employees have employed any broker, finder, or investment banker or incurred any liability for any commission, brokerage, or investment-banking fee, or finder’s fee in connection with the transactions contemplated by the Transaction Agreements, and the Sellers shall not be liable, responsible, or accountable to U.S. Buyer or any third parties with respect to any and all obligations or payments of any such fees.1

Section 4.10.        Litigation and Administrative Proceedings. There is no litigation, proceeding, or investigation pending or threatened against the U.S. Buyer or ARC that seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with the Transaction Agreements.

Section 4.11.        Purchase for Investment. U.S. Buyer is not acquiring the Shares with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended or any comparable state securities laws.

Section 4.12.        Acquisition Financing. U.S. Buyer will have adequate cash on hand at Closing to fully finance the cash portion Closing Date Purchase Price without needing to seek equity or debt financing from any source. Notwithstanding the previous sentence, U.S. Buyer has the right, without Sellers’ approval, to use any amounts of debt financing to pay the Closing Date Purchase Price.

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Section 4.13.        Due Diligence Investigation. U.S. Buyer has had an opportunity to discuss the Business, management, operations and finances of the Business with Sellers’ and the Acquired U.S. Company’s officers, directors, employees, agents, representatives and Affiliates, and has had an opportunity to inspect the facilities of the Business. U.S. Buyer has conducted their own independent investigation of the Business. In making the decision to execute and deliver the Transaction Agreements and to complete the transactions contemplated by the Transaction Agreements, U.S. Buyer has relied solely upon the representations and warranties of the Sellers set forth in ARTICLE 3 (and acknowledges that those representations and warranties are the only representations and warranties made by Sellers), and have not relied upon any other information provided by, for or on behalf of the Business or Sellers, or their agents or representatives, to U.S. Buyer in connection with the transactions contemplated by this Agreement. U.S. Buyer has no knowledge of the existence or nonexistence or occurrence or nonoccurrence of any event, condition or circumstance the existence, nonexistence, occurrence or nonoccurrence of which would cause any representation or warranty of Sellers contained in this Agreement to be untrue or inaccurate in any respect. U.S. Buyer has not entered into the transactions contemplated by this Agreement with the understanding, acknowledgement and agreement that no representations or warranties, express or implied, are made with respect to future prospects (financial or otherwise) of the Business. U.S. Buyer acknowledges that no current or former stockholder, director, officer, employee, Affiliate or advisor of Sellers has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of this Agreement, express or implied.

Section 4.14.        Disclaimer of Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE 4, as modified by U.S. Buyer’s Disclosure Schedule, which Sellers have an unqualified right to fully rely on, neither of the U.S. Buyer nor any other Person makes any other express or implied representation or warranty with respect to the transactions contemplated by this Agreement. The U.S. Buyer disclaims any other representations or warranties, whether made by the U.S. Buyer or any of its Affiliates, officers, directors, employees, agents or representatives. Except for the representations and warranties contained in this ARTICLE 4, as modified by U.S. Buyer’s Disclosure Schedule, U.S. Buyer hereby disclaims all liability and responsibility for any representation, warranty or information made, communicated, or furnished (orally or in writing) to Sellers or its Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Sellers by any director, officer, employee, agent, or representative of the U.S. Buyer or any of its Affiliates).

ARTICLE 5
PRE-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

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Section 5.1.          General. Each of the Parties will use commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to complete and effect the transactions contemplated by the Transaction Agreements (including satisfaction, but not waiver, of the conditions to Closing set forth in ARTICLE 8) and will not take or fail to take any commercially reasonable action that could reasonably be expected to result in the non-fulfillment of any such condition. The Sellers will cooperate in all reasonable respects to obtain all third-party consents and make all notices to such third-parties that U.S. Buyer reasonably requests. Without limiting the generality of the foregoing, European Seller and the Acquired European Company shall jointly notify in writing promptly after they execute the documents transferring the Transferred Contract to the Acquired European Company each Person who is a counterparty to any Transferred Contract of the transfer and shall seek to obtain each counterparty’s written consent to the transfer of its contract by the European Seller to the Acquired European Company. If, before Closing, European Seller and the Acquired European Company do not receive consent from each counterparty confirming that (a) the counterparty does not object to the transfer of the Transferred Contracts; and (b) the counterparty intends to continue the legal relationship with the Acquired European Company after the date of transfer on the same terms as those agreed to with European Seller, the Parties shall use their respective commercially reasonable efforts to seek to obtain the missing consent for up to 30 days after Closing. None of U.S. Buyer, Sellers, or the Acquired Companies, however, will be required to agree to any commercially significant amendment or to make any payment or any other financial concession of any agreement as a condition of obtaining such consent. Sellers will promptly notify U.S. Buyer when Sellers obtain any required consent, make any required filing or provide any required notice with any Governmental Authority or other Person regarding the transactions contemplated hereby.

Section 5.2.          Services Agreement. If U.S. Seller does not transfer the Thixoforming Assets and Thixoforming Liabilities to a third party before Closing, U.S. Buyer and U.S. Seller, or an Affiliate of U.S. Seller, shall enter into an agreement whereby the Acquired U.S. Company will continue to provide the services that it currently provides to the Thixoforming Division (the “Services Agreement”) until the Thixoforming Assets and Thixoforming Liabilities are transferred to a third party upon the terms and conditions, including fees and expenses, set forth in Schedule 5.2.

Section 5.3.          Notices and Consents. After consulting with U.S. Buyer with respect to the notices and consents referenced in Section 5.1, Sellers will give, or cause the Acquired Companies to give, such notices to third parties and will use commercially reasonable efforts to obtain any third-party consents that U.S. Buyer reasonably requests in connection with the transactions contemplated by the Transaction Agreements.

Section 5.4.          Operation of Business—Negative Covenants. Except as expressly contemplated by the Transaction Agreements, Sellers will not, without the consent of U.S. Buyer, which may not be unreasonably withheld, cause or permit the Acquired Companies to do any of the following with respect to the Acquired Companies:

(a)          amend or otherwise change the Acquired U.S. Company’s articles of incorporation or bylaws or Acquired European Company’s charter documents, except in connection with the Acquired European Company’s organization and the contribution and transfer of the European Assets and Assumed Liabilities to the Acquired European Company;

(b)          issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant, or encumbrance of (i) other than as contemplated by Section 2.9, any shares of capital stock of any class of the Acquired Companies, or any options, warrants, convertible securities, or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including any phantom interest), of the Acquired Companies or (ii) other than Permitted Liens or as contemplated by Section 2.7 and Section 2.8, a material portion of the Assets and Properties material to the Acquired Companies;

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(c)          acquire (including by merger, consolidation, or acquisition of stock or assets) any Person or any division thereof or any material amount of assets, except for acquisitions of inventory and supplies in the ordinary course of business and capital equipment not in excess of $50,000;

(d)          incur any indebtedness for borrowed money other than pursuant to Intercompany Accounts;

(e)          enter into or amend a contract, agreement, commitment, or arrangement with respect to any matter set forth in Section 5.4(c) and (d);

(f)          increase the compensation payable or to become payable to (other than annual increases consistent with past practice) or grant any severance or termination pay to, any of the directors, officers, employees or consultants of the Acquired Companies or of European Seller employed in connection with the Business, except pursuant to existing contractual arrangements or existing compensation plans;

(g)          enter into any employment or severance agreement with any director, officer, employee or consultant of the Acquired Companies Company or of European Seller employed in connection with the Business;

(h)          establish, adopt, enter into, or amend any bonus, compensation, stock, pension, retirement, deferred compensation, employment, severance or other plan, policy or arrangement for the benefit of any director, officer, employee or consultant of the Acquired Companies or of European Seller employed in connection with the Business other than as disclosed in item 4 of Section 3.19 of the Sellers’ Disclosure Schedule;

(i)          change accounting practices;

(j)          declare, set aside, or pay any dividend or make any other distribution to Sellers and their respective Affiliates, except for the distributions contemplated in Section 2.7, Section 2.8 and Section 2.9;

(k)          manufacture inventory in excess of production rates that are reasonably related to current customer demands;

(l)          enter into, extend, renew, or amend in any material respect any Material Contract or terminate any Material Contract before the expiration of the term thereof; or

(m)          violate, breach, or default under, in any material respect, or take or fail to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any permit (including without limitation any Environmental Permit) held or used by the Acquired Companies or European Seller or with respect to any Material Contract.

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 Section 5.5.          Operation of the Business–Affirmative Covenants. Except as provided in the Transaction Agreements, unless U.S. Buyer otherwise agrees, Sellers shall with respect to the Business:

(a)          conduct the Business in the ordinary course of business consistent with past practice and in material conformity with applicable Law, except as contemplated by Section 2.7, Section 2.8 and Section 2.9, and, promptly following receipt, deliver notice to U.S. Buyer and copies of any communication or notice received from any Governmental Authority or other Person alleging any violation of any such Law or Order;

(b)          exercise commercially reasonable efforts to (i) preserve the Business intact, (ii) preserve present commercially significant relationships with and maintain the goodwill of with suppliers and customers, and others having business relations with it, (iii) keep in full force and effect the Acquired Companies’ corporate existence and all material rights (including Business Intellectual Property) relating to the Business, and (iv) maintain the assets (x) in the ordinary course of business consistent with practice used for the twelve months immediately preceding the date hereof and (y) in adequate and suitable condition for the purposes for which they are presently being used;

(c)          maintain the respective Acquired Companies’ books and records in accordance with prior practice as used in the preparation of the Historical Financial Statements; and

(d)          conduct the Business in material compliance with applicable Law and with any licenses, permits, and other authorizations issued to it by any Governmental Authority.

Section 5.6.          Access. The relevant Seller will permit, and will cause the Acquired Companies to permit, representatives of the U.S. Buyer to have access during normal business hours with reasonable notice, and in a manner so as not to interfere with the normal operations of the Acquired Companies, as the case may be, to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Acquired Companies, in each case as the Buyer may reasonably request. The Parties acknowledge that the U.S. Buyer will conduct an audit of the Historical Financial Statements prior to Closing. Sellers and the Acquired Companies shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and other representatives reasonably to cooperate, in the preparation of the audit of the Historical Financial Statements until the earlier of the completion of the audit or the termination of this Agreement. But (a) no proprietary information belonging to third parties that is subject to a nondisclosure or confidentiality agreement or which constitutes or is likely to constitute, in each Seller’s sole discretion, a business secret of a third party, will be disclosed to U.S. Buyer, and (b) no information will be disclosed to the U.S. Buyer in violation of applicable Law. Any information obtained by U.S. Buyer, its employees, representatives, consultants, attorneys, agents, lenders, and other advisors under this Section 5.6 is subject to the confidentiality and use restrictions contained in Section 11.2.

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 Section 5.7.          Public Announcements. No press release or other announcement to the employees, customers, or suppliers of the Business or U.S. Buyer related to the Transaction Agreements or the transactions contemplated by the Transaction Agreements will be issued without the joint approval of U.S. Buyer and Sellers, unless required by applicable Law or stock exchange requirements or other applicable regulations of public or quasi-public Persons, in which case U.S. Buyer and Sellers will consult with each other regarding the announcement before such announcement and furnish the other Party with a copy of the announcement after the release.

Section 5.8.          Competition Law Filings. As soon as practicable following the date of this Agreement, Buyer and Sellers will properly prepare and file, or cause to be filed, with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”) any Notification and Report Forms relating to the transactions contemplated by the Transaction Agreements required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as comparable pre-acquisition notification forms required by the acquisition notification and control laws and regulations of any other applicable jurisdiction, as agreed to by the Parties (collectively, the “Competition Law Filings”) to the extent required by the foregoing laws and regulations. Sellers and U.S. Buyer will promptly supply any additional information that may be requested by the FTC, the DOJ, or the competition or merger control authorities of any other jurisdiction and which the parties reasonably deem appropriate. The Parties will notify one another of the receipt of any comments on, or any request for amendments or supplements to, any Competition Law Filing, and each Party shall supply the other Parties with copies of all correspondence between such Party and each of its Subsidiaries and representatives, on the one hand, and the FTC, the DOJ or other governmental entity or members of their respective staff or other appropriate officials, on the other hand, with respect to Competition Law Filings. Each of U.S. Buyer and Sellers agree to use their commercially reasonable efforts to secure termination of any waiting periods under any Competition Law or other applicable Law and to take promptly any and all steps necessary to avoid or eliminate each and every impediment under any antitrust Laws or Competition Laws that may be asserted by any governmental entity, so as to enable the Parties to close the transactions contemplated by the Transaction Agreements as expeditiously as reasonably practicable, and to obtain the approval of any governmental entity required for the transactions contemplated by the Transaction Agreements. Filing fees associated with the Competition Law Filings will, if such filings are required, be borne equally among the U.S. Buyer and Sellers.

Section 5.9.          Employee Matters.

(a)          Prior to the Closing Date, all individuals who are employed by European Seller as of the date of this Agreement shall become the employees of Acquired European Company pursuant to the provisions of Subsection 85/A (1) (b) of the Labour Code.

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(b)          U.S. Buyer will, or will cause its Affiliates to, provide employees of the Acquired U.S. Company with wages, salaries, bonus opportunities, and benefits (including health and welfare, retirement, and severance, but excluding benefits under any stock option plans, employee stock purchase plans, and non-qualified executive deferred compensation plans) while they continue to be employed that are comparable in the aggregate to the benefits provided such employees immediately prior to the Closing Date. Notwithstanding contained herein anything to the contrary in this Agreement, U.S. Buyer will not assume the Sellers’ pension plan. U.S. Buyer or its applicable Affiliates shall cause all of its benefit plans, policies or arrangements under which employees participate to recognize service with the Acquired U.S. Company before the Closing Date, for all purposes, other than benefit accrual, if applicable, to the same extent recognized by the Acquired U.S. Company at Closing. With respect to any benefit plans maintained by U.S. Buyer or its Affiliates for the benefit of the employees, U.S. Buyer must, or must cause its Affiliates to, (i) waive, or use commercially reasonable efforts to cause insurance carriers to waive, all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the employees (and their covered dependents) but, unless otherwise required by applicable Law, only to the same extent recognized by the Acquired U.S. Company at Closing, and (ii) in determining any deductible, out-of-pocket limitations or similar requirements under healthcare plans, give credit towards satisfying any applicable deductible or similar requirements for the applicable plan year in which the Closing Date occurs with respect to an amount equal the amount by which (A) the total expenses paid by any employee during the portion of the applicable plan year before the Closing Date pursuant to all plans that are healthcare plans exceed (B) the amount of any employer- or plan-funded credits toward those expenses with respect to similar plans maintained by the Acquired U.S. Company before the Closing Date. U.S. Buyer agrees to give all employees credit for unused vacation time and other paid time off as (i) reflected on the Most Recent Historical Financial Statements and (ii) has been accrued in the ordinary course of business after the date of the Most Recent Historical Financial Statements. If U.S. Buyer does not provide to employees benefits that are comparable in the aggregate to the benefits provided to such employees immediately before the Closing Date and that failure triggers an obligation to make any payments to those employees, U.S. Buyer shall pay, and indemnify U.S. Seller from and against, any Liabilities for those payments.

(c)          Notwithstanding any other provision of this Agreement, U.S. Seller and U.S. Buyer intend that all employee benefit matters covered in this Agreement comply with the applicable Laws of the affected jurisdiction and, to the extent of any noncompliance, the provisions of this Agreement will be reformed to achieve compliance in accordance with the intent of the parties to this Agreement. Moreover, U.S. Seller and U.S. Buyer do not intend to create any third party beneficiary rights as to any employees respecting any provisions of this Agreement. Nothing in Section 5.9(a)-(c), whether express or implied, shall confer upon any Person (including any current or former director, officer or employee of, or consultant or independent contractor to, the U.S. Seller) any third party beneficiary or other rights or remedies, including any right to employment or continued employment for any specified period or continued participation in any benefit plan, of any nature or kind whatsoever under or by reason of Section 5.9(a)-(c).

(d)          U.S. Buyer agrees to assume the obligation to provide, and the responsibility for complying with, all of the COBRA health benefit continuation requirements with respect to all “M & A Qualified Beneficiaries” (within the meaning of Treas. Reg. Section 54.4980B-9, Q & A 4) of the Acquired U.S. Company. Sellers will provide U.S. Buyer with data and information about employees and former employees of the Acquired U.S. Company to enable U.S. Buyer to comply with the obligations it is assuming under this paragraph, including the obligation to provide any election notices required under ERISA or the Code to M & A Qualified Beneficiaries covered by this paragraph.

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(e)          After the Closing, U.S. Buyer will be responsible for any workers’ compensation claims as disclosed in the Seller’s Disclosure Schedule and will assume the defense thereof. U.S. Buyer will reimburse U.S. Seller for any amounts that U.S. Seller is required to pay to any workers compensation insurer or administrator in respect of deductibles, self-insured amounts, or similar payments relating to workers compensation or equivalent claims of employees of the Acquired U.S. Company on or after the Closing Date that are paid by U.S. Seller, and U.S. Buyer will indemnify U.S. Seller with respect to any such amounts, net of any amounts recovered by U.S. Seller that are attributable to refunds, insurance, or subrogation recoveries, in each case directly related to such claims.

Section 5.10.        Updates. Subject to this Section 5.10, Sellers and U.S. Buyer have the right to update the Sellers’ Disclosure Schedule and U.S. Buyer’s Disclosure Schedule, respectively, (either by amending existing sections thereof or by adding new sections thereto) at any time at least ten (10) Business Days before the Closing Date in respect of Developments (as defined in this Section 5.10) that arise after the date of this Agreement (“Update”). The term “Development” means any development, circumstance, event, occurrence, fact, or other matter that arises in the ordinary course of business or pursuant to the transactions contemplated by the Transaction Agreements after the date of this Agreement and before the Closing Date that would cause any representation or warranty of Sellers or U.S. Buyer contained in ARTICLE 3 or ARTICLE 4 of this Agreement, as the case may be, to be untrue or incorrect as of the Closing Date. If any Update is made and U.S. Buyer does not have the right to terminate this Agreement, or do not elect to terminate this Agreement, in accordance with Section 10.1 and proceeds with the Closing, then the condition set forth in Section 8.2(a) shall be deemed to have been waived by U.S. Buyer, and the Sellers’ Disclosure Schedule shall be deemed to be amended as of the Closing Date to incorporate the Update delivered to U.S. Buyer, and those Updates shall operate to cure or mitigate any breach of any obligation of Sellers for purposes of U.S. Buyer’s right to seek indemnification under ARTICLE 9. If any Update is made and Sellers do not have the right to terminate this Agreement, or do not elect to terminate this Agreement, in accordance with Section 10.1 and proceeds with the Closing, then the condition set forth in Section 8.1(a) shall be deemed to have been waived by Sellers, and U.S. Buyer’s Disclosure Schedule shall be deemed to be amended as of the Closing Date to incorporate the Update delivered to Sellers, and those Updates shall operate to cure or mitigate any breach of any obligation of U.S. Buyer for purposes of Sellers’ right to seek indemnification under ARTICLE 9.

Section 5.11.        No Solicitations. Between the date of this Agreement and the earlier of the Closing Date and the termination of this Agreement, except as contemplated by Section 2.8, none of Sellers or any of their Affiliates will take, nor will Sellers permit the Acquired Companies (or any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Sellers, or the Acquired U.S. Company or any such Affiliate) to take, directly or indirectly, any action to initiate, assist, solicit, receive, negotiate, continue any discussions with respect to, encourage or accept any offer or inquiry from any Person (a) to engage in any Business Combination with respect to the Acquired Companies, (b) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent or conditional) for, or otherwise attempt to consummate, any Business Combination with the Acquired Companies, or (c) to furnish or cause to be furnished any information with respect to the Acquired Companies or to any Person who Sellers or any Affiliate (or any such Person acting for or on their behalf) knows or has reason to believe is in the process of, or may be, considering any Business Combination with the Acquired Companies in discussions or negotiations with any Person other than U.S. Buyer with respect to any of the foregoing.

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Section 5.12.        Transfer of European Assets and Assumed Liabilities.

(a)          On or before Closing, European Seller and the Acquired European Company shall have taken all corporate action necessary to authorize the execution, delivery, and performance of the obligations set forth in Section 2.9, and the documents executed by the European Seller and the Acquired European Company shall be binding upon, and enforceable by, the Acquired European Company and European Seller, as applicable, in accordance with terms, except as enforceability may be limited or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other Laws of general application relating to or affecting creditors’ rights and remedies generally and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies.

(b)          Each of the European Seller and the Acquired European Company, as applicable, shall take the following actions before Closing:

i.            the European Seller shall request a non-binding opinion of the works council operating at the European Seller before deciding on the capital increase in accordance with Section 65-68 of Labour Code;

ii.         the European Seller shall provide the works council operating at the European Seller with information it requests from the European Seller pursuant to Section 68 of the Labour Code;

iii.         the European Seller shall inform the Acquired European Company before the transfer of the Transferred Employees from the European Seller to the Acquired European Company of the rights and obligations arising from the employment relationships of the Transferred Employees in accordance with Section 85/A (3) of the Labour Code;

iv.         the European Seller together with the Acquired European Company, in accordance with Section 85/B (1) of the Labour Code, shall notify the works council operating at the European Seller at least 15 days before transferring the Transferred Employees from the European Seller to the Acquired European Company of (x) the date of employee transfer; (y) the reason for employee transfer; and (z) the legal, financial and social consequences affecting the Transferred Employees; and

v.           the European Seller together with the Acquired European Company shall initiate consultation with the works council operating at the European Seller regarding the planned measures affecting the Transferred Employees in accordance with Section 85/B (1) of the Labour Code.

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Section 5.13.         Insurance. U.S. Buyer may obtain insurance with a nationally reputable insurance carrier to cover the Acquired Companies obligations in respect of product liability only for products manufactured before Closing.

ARTICLE 6
POST-CLOSING COVENANTS

Section 6.1.          General. If after the Closing any further action is necessary to carry out the purposes of the Transaction Agreements, each of the Parties will take further action (including the execution and delivery of further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting party is entitled to indemnification therefor under ARTICLE 9).

Section 6.2.          Litigation Support. If, and for so long as, any Party is actively contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (a) any transaction contemplated in the Transaction Agreements or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or before the Closing Date involving the Acquired Companies, each other Party shall reasonably cooperate with it and its counsel in the defense or contest, make available its personnel, and provide such testimony and access to its books and records as may be necessary in connection with the defense or contest.

Section 6.3.          Access to Information. Subject to any additional requirements of Section 7.2, each Party agrees to retain its books and records relating to the Business for the periods before the Closing for a period of at least six (6) years. For a period of at least six (6) years after the Closing Date, (a) Sellers will provide U.S. Buyer and its representatives with reasonable access, at U.S. Buyer’s cost, to any books and records in the possession of Sellers to the extent those books and records relate to the Business and (b) U.S. Buyer will provide Sellers and its representatives with reasonable access, at Sellers’ cost, to any books and records in the possession of U.S. Buyer to the extent those books and records relate to the Business.

Section 6.4.          Operation of ARC. U.S. Buyer shall cause ARC to conduct its business in material compliance with applicable Law and with any material licenses, permits, and other authorizations issued to it by any Governmental Authority.

Section 6.5.          Insurance. If a Product Liability Claim arises after Closing (for an incident that occurred before Closing) for which insurance coverage remains available under Sellers’ existing policy, Sellers agree to cooperate with U.S. Buyer to promptly tender U.S. Buyer’s good faith Product Liability Claim to the insurance company. U.S. Seller shall promptly deliver to the Buyer any and all proceeds obtained from the insurance coverage thereof, if any, without offset or deduction of any nature or kind whatsoever. Any proceeds paid to Buyer pursuant to this Section 6.5 shall not be subject to the limits contained in Section 9.4(a).

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 Section 6.6.          Further Assurances. At any time and from time to time after the Closing, at the U.S. Buyer’s reasonable request without further consideration, each Seller shall promptly execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take all such other action as the Buyer may reasonably request, to transfer, convey and assign to the Buyer, and to confirm the Buyer’s title to, all of the Shares, to put the Buyer in actual possession and operating control of the assets, properties and Business of the Acquired Companies and to promptly cooperate with Buyer in exercising all rights to obtain such title and actual possession and operating control and to carry out the purpose and intent of this Agreement.

ARTICLE 7
TAX MATTERS

Section 7.1.          Returns and Payment of Taxes.

(a)          U.S. Seller and European Seller or their Affiliates shall (i) prepare and timely file (or cause to be prepared and filed) all Tax Returns required to be filed by or with respect to the Acquired Companies, for all Tax Periods ending on or before the Closing Date, including all federal, state, local or foreign consolidated or separate returns and combined reports in which either of the Acquired Companies may or is required to join, and (ii) timely pay all Taxes due with respect thereto. The Parties agree that the Acquired Companies shall be treated for these purposes as ceasing to be part of any consolidated or combined group of U.S. Seller or its Affiliates as of the end of the day on the Closing Date, except with respect to extraordinary transactions or events occurring after the Closing but before the end of the day on the Closing Date.

(b)          U.S. Buyer shall (i) prepare and timely file (or cause to be prepared and filed) all Tax Returns of the Acquired Companies, as required to be filed after the Closing Date other than those Tax Returns described in Section 7.1(a), and (ii) timely pay all Taxes due with respect thereto. To the extent any such Tax Return includes a Pre-Closing Period or is a return for which the Sellers could otherwise have an indemnification obligation pursuant to ARTICLE 9, U.S. Buyer shall (x) prepare such Tax Returns consistent with past practices unless a contrary position is required by applicable Law, (y) allow Sellers a reasonable time, and in no event less than twenty (20) Business Days for any Income Tax Return, to review and comment on the Tax Returns prior to filing, and (z) not file such Tax Returns without Sellers’ prior consent, which shall not be unreasonably withheld, conditioned or delayed. Sellers shall reimburse U.S. Buyer for the portion of the Taxes shown as due on any Straddle Period Tax Return that are attributable to the Pre-Closing Tax Period on or before the later of ten (10) Business Days after request from Buyer for such reimbursement and five (5) Business Days before such tax is due and payable.

(c)          For purposes of this Agreement, in the case of any Straddle Period, the amount of Taxes attributable to the Pre-Closing Tax Period shall be calculated as follows: (i) in the case of any Taxes that are based upon or measured by income, receipts, profits or wages, that are imposed in connection with the sale or other transfer of property or services, or that are required to be withheld and collected, the amount of such Taxes that are attributable to the Pre-Closing Tax Period shall be determined on the basis of a closing of the books as of the end of the Closing Date (and for such purpose, the taxable period of any partnership or other pass-through entity in which either of the Acquired Companies holds a beneficial interest shall to the extent practical be deemed to terminate at such time); and (ii) in the case of other Taxes, the amount of such Taxes that are attributable to the Pre-Closing Tax Period shall equal the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the taxable period through and including the Closing Date, and the denominator of which is the total number of days in the taxable period.

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 (d)          Neither Buyer nor any of its Affiliates shall file any amended Tax Return for or including any Pre-Closing Tax Period without U.S. Seller’s consent.

Section 7.2.          Cooperation on Tax Matters. Sellers, the Acquired Companies and U.S. Buyer shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and other representatives reasonably to cooperate, in preparing, executing and filing all Tax Returns relating to the Acquired Companies and in resolving all disputes and audits relating to Taxes of the Acquired Companies. Such cooperation shall include maintaining and making available to each other all records relating to Taxes of the Acquired Companies and making employees available on a mutually convenient basis to provide additional information or explanation of any materials provided hereunder or to testify at any proceedings relating to Taxes of the Acquired Companies. Sellers and U.S. Buyer agree (a) to retain all books and records with respect to Tax matters pertinent to the Acquired Companies relating to any Tax Period beginning before the Closing Date until the applicable statute of limitations (as may be extended) has expired and to abide by all record retention agreements entered into with any Governmental Authority; and (b) to allow the other Party and its representatives at times and dates mutually acceptable to the parties, to inspect, review and make copies of such records as such Party may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours at such Party’s expense.

Section 7.3.          Transfer Taxes. All Transfer Taxes incurred in connection with U.S. Buyer’s acquisition of the Shares shall be borne equally by the U.S. Buyer and U.S. Seller. To the extent a Seller pays any Transfer Tax for which it is not liable under this Section 7.3, the U.S. Buyer shall reimburse the relevant Seller for such Transfer Tax within ten (10) Business Days of delivery to the U.S. Buyer of evidence of payment of such Transfer Tax to the applicable Governmental Authority. Notwithstanding anything to the contrary in this Agreement, any refund of Transfer Taxes is for the benefit of the Party who paid the Taxes (whether directly or by way of reimbursing the other Party) and, if applicable, shall be paid over to the Party within the (10) Business Days of another Party’s receipt of the refund.

Section 7.4.           Tax Refunds. Any Tax refunds (whether by payment, credit, offset, reduction in Tax or otherwise) relating to any Pre-Closing Tax Period received after the Closing Date by U.S. Buyer, the Acquired U.S. Company or any of their Affiliates (as determined after the Closing Date) shall be for the account of U.S. Seller, and U.S. Buyer shall pay over to U.S. Seller the amount of any such refund within ten (10) Business Days after its receipt.

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 ARTICLE 8
CONDITIONS TO CLOSING

Section 8.1.          Conditions to Obligations of Sellers. The obligations of Sellers to complete the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver, at or before the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of U.S. Buyer contained in this Agreement shall be true and correct in all material respects when made and must be true and correct in all material respects as of the Closing, except to the extent such representations and warranties are as of another date, in which case, those representations and warranties shall be true and correct in all material respects as of such date. The Buyer Fundamental Reps must have been true and correct when made and must be true and correct as of the Closing, except to the extent the Buyer Fundamental Rep are as of another date, in which case, those representations and warranties must be true and correct as of that date;

(b)          Covenants. The covenants and agreements contained in the Transaction Agreements to be complied with by U.S. Buyer and ARC on or before the Closing shall have been complied with in all material respects;

(c)          No Proceeding or Litigation. No Action shall have been commenced by or before any Governmental Authority against any Party, seeking to restrain or materially and adversely alter the transactions contemplated by the Transaction Agreements, which, in the reasonable, good faith determination of Sellers, is likely to render it impossible or unlawful to complete such transactions. But the provisions of this Section 8.1(c) do not apply if Sellers directly or indirectly solicited or encouraged the Action;

(d)          Consents and Approvals. U.S. Buyer shall have received, each in form and substance reasonably satisfactory to Sellers, the authorizations, consents, orders and approvals of Governmental Authorities listed in Schedule 8.1 to this Agreement;

(e)          Third Party Consents. All consents (or in lieu thereof waivers) to the consummation of the Transaction Agreement as set forth on Schedule 8.1(e), (i) shall have been obtained, (ii) shall not be subject to the satisfaction of any material condition that has not be satisfied or waived and (iii) shall be in full force and effect.

(f)          ARC QMT Consolidation. U.S. Buyer shall have provided to Sellers evidence, in form and substance reasonably satisfactory to Sellers, that the ARC QMT Closing occurred; and

(g)          U.S. Buyer’s Closing Deliveries. U.S. Buyer shall have delivered, or caused to be delivered, to Sellers at or before Closing signed copies of each of the following:

i.            a certificate of U.S. Buyer to the effect that each of the conditions specified in subsections (a) through (f) above are satisfied;

ii.         the Services Agreement, if required under Section 5.2;

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 iii.         the Convertible Note; and

iv.         Statement of Acquisition related to the Acquired European Company in the form set forth on Schedule 8.2(i).

Section 8.2.          Conditions to Obligations of Buyer. The obligation of U.S. Buyer to complete the transactions contemplated by this Agreement are subject to the fulfillment or written waiver, at or before the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of Sellers contained in this Agreement shall be true and correct in all material respects when made and must be true and correct in all material respects as of the Closing, except to the extent such representations and warranties are as of another date, in which case, those representations and warranties shall be true and correct in all material respects as of that date. The Seller Fundamental Reps must have been true and correct when made and must be true and correct as of the Closing, except to the extent the Seller Fundamental Rep are as of another date, in which case, those representations and warranties must be true and correct as of that date;

(b)          Covenants. The covenants and agreements contained in the Transaction Agreements to be complied with by Sellers on or before the Closing shall have been complied with in all material respects;

(c)          No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against any Party, seeking to restrain or materially and adversely alter the transactions contemplated by the Transaction Agreements, which, in the reasonable, good faith determination of Buyer, (i) will render it impossible or unlawful to complete such transactions or (ii) which has a Material Adverse Effect. But the provisions of this Section 8.2(c) do not apply if U.S. Buyer directly or indirectly solicited or encouraged the Action;

(d)          Consents and Approvals. Sellers and the Acquired Companies shall have received, each in form and substance reasonably satisfactory to U.S. Buyer, the authorizations, consents, orders and approvals of Governmental Authorities necessary for the completion of the transactions contemplated the Transaction Agreements listed in Schedule 8.2 to this Agreement;

(e)          Intercompany Arrangements. Sellers shall cause the Intercompany Agreements, other than those Intercompany Agreements relating to open or outstanding purchase orders for services of the Acquired U.S. Company, to be terminated or otherwise amended to exclude the Acquired U.S. Company as a party thereto;

(f)          Settlement of Intercompany Accounts. Sellers shall have caused the Acquired Companies to eliminate all of their respective Intercompany Accounts;

(g)          Distribution of Thixoforming Assets and Assumption of Thixoforming Liabilities. The Acquired U.S. Company shall have transferred the Thixoforming Assets to U.S. Seller, an Affiliate of U.S. Seller, or a third party buyer of the Thixoforming Division, and the recipient of the Thixoforming Assets shall have assumed the Thixoforming Liabilities;

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 (h)          Transfer of Acquired Operation to the Acquired European Company. The European Seller shall have contributed or transferred all right, title and interest to the European Assets and Assumed Liabilities as contemplated by this Agreement, excluding the Excluded Assets and Excluded Liabilities;

(i)          Sellers Closing Deliveries. Sellers shall have delivered, or caused to be delivered, to Buyer at or before Closing each of the following:

i.            one or more certificates representing all of the U.S. Shares duly endorsed for transfer to Buyer or its designee;

ii.         a certificate to the effect that each of the conditions specified in subsections  (a) through (h) above is satisfied;

iii.         a signed copy of the Acquired European Company’s application for the registration of its sole ownership over the Transferred Real Property certified by the competent land registry authority as a document duly filed by the Acquired European Company with the competent land registry authority;

iv.         except as may have been requested in writing by Buyer not less than five (5) Business Days prior to the Closing, the officers and directors of the Acquired Companies must have resigned from those positions effective as of the Closing;

v.           the Services Agreement, if required under Section 5.2;

vi.         the Acquired European Company shall have executed and delivered this Agreement as an additional signatory;

vii.         signed copy of the European Seller’s corporate resolution on the increase of the registered capital of the Acquired European Company including the Transferred Assets and Transferred Real Property contributed by the European Seller to the Acquired European Company;

viii.         certified electronic version of the resolution of the competent court of registration on the registration of the increase of the registered capital of the Acquired European Company in accordance with the corporate resolution referenced in clause (vii);

ix.         signed original of the Statement of Acquisition related to the Acquired European Company in the form set forth on Schedule 8.2(i);

x.         executed original of the member’s list of the Acquired European Company displaying the U.S. Buyer or its assignee as the 100% owner of the Acquired European Company;

xi.            copies of European Seller and the Acquired European Company’s written notice to each Transferred Contract counterparty relating to the transfer of the Transferred Contract to the Acquired European Company and written copies of any consents obtained from the Transferred Contract counterparties;

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 xii.         written evidence of compliance with Laws with respect to the transfer of the Transferred Employees from the European Seller to the Acquired European Company;

xiii.         appropriate written evidence of the registration by the competent authorities of the Acquired European Company as new beneficiary of the relevant site permit; and

(j)          Operating Cash. The Acquired U.S. Company shall have not less than $100,000 in Acquired U.S. Company Cash, plus the amount of uncleared checks.

ARTICLE 9
INDEMNIFICATION

Section 9.1.          Survival of Representations and Warranties.

(a)          The representations and warranties of Sellers contained in this Agreement survive the Closing until the 18-month anniversary of the Closing, but (i) the representations and warranties made pursuant to Section 3.1 (Existence; Authority) and Section 3.2 (Capitalization), survive indefinitely (the representations and warranties listed in subsection (i) of this Section 9.1(a) the “Seller Fundamental Reps”), (ii) Section 3.14 (Environmental Conditions) and Section 3.16 (Products) survive until the six-year anniversary of the Closing, and (iii) the representations and warranties made pursuant to Section 3.11 (Taxes) survive until 60 days after the expiration of the applicable statute of limitations. If written notice of a claim is given before the expiration of the applicable representations and warranties by any Buyer to a Seller, then the relevant representations and warranties survive as to that claim, until the claim is finally resolved.

(b)          The representations and warranties of U.S. Buyer contained in this Agreement survive the Closing until the 18-month anniversary of the Closing, but the representations and warranties made pursuant to Section 4.1 (Existence), Section 4.4 (Capitalization) and Section 4.9 (Brokers and Finders) survive indefinitely (the representations and warranties made pursuant to Section 4.1 and Section 4.9, the “Buyer Fundamental Reps”). If written notice of a claim is given before the expiration of the applicable representations and warranties by any Seller to a Buyer, then the relevant representations and warranties survive as to that claim, until the claim is finally resolved.

(c)          The representations and warranties set forth in this Agreement speak only as of the date of this Agreement and, as provided in Section 8.1 and Section 8.2, the Closing (except for representations and warranties that are made as of a specific date, which representatives and warranties speak only as of such date). Claims for breach of representations and warranties may only be brought before the expiration of the applicable survival periods specified in Section 9.1. No claim for indemnification based on a breach of a representation or warranty may be brought after the expiration of the applicable survival period, except that (i) claims with respect to which a Claim Notice has been delivered prior to the expiration of the applicable survival period shall survive as to such claim until finally resolved and (ii) claims based on fraud shall survive for the applicable statute of limitations.

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Section 9.2.          Indemnification by Sellers. Sellers shall indemnify and hold harmless U.S. Buyer and its respective Affiliates (including the Acquired U.S. Company and Acquired European Company), officers, directors, employees, agents, successors and assigns (each a “Buyer Indemnified Party”) from and against any and all Liabilities, losses, diminution in value, damages, claims, costs and expenses, interest, fines, deficiencies, court costs, litigation costs, awards, judgments and penalties (including attorneys’ and consultants’ fees and expenses) actually suffered or incurred by all or any of them (including, but not limited to, any Action brought or otherwise initiated by any of them) (a “Loss”), arising out of or resulting from:

(a)          any breach of any representation or warranty made by Sellers contained in the Transaction Agreement;

(b)          any breach of any covenant or agreement by any of Sellers (or, with respect to periods before Closing, by either of the Acquired Companies) contained in this Agreement;

(c)          all Liability (i) for Taxes of the Acquired U.S. Company and Acquired European Company for all Pre-Closing Tax Periods and (ii)  for Taxes of U.S. Seller or any of its Affiliates (other than the Acquired U.S. Company, Acquired European Company and their Subsidiaries) by application of Treasury Regulation Section 1.1502-6 or any similar state, local or foreign Tax law;

(d)          all Liability exclusively related to the Thixoforming Assets and the Thixoforming Liabilities; or

(e)          any breach of Section 3.11(Taxes), Section 3.14  (Environmental Conditions), and Section 3.16 (Products).

Except with respect to Section 3.14 (Environmental), each Seller is jointly and severally liable for the payment and satisfaction of all Losses incurred by the Buyer Indemnified Parties. To the extent that Sellers’ undertakings set forth in this Section 9.2 may be unenforceable, Sellers shall contribute the maximum amount that they are permitted to contribute under applicable Law to the payment and satisfaction of all Losses incurred by Buyer Indemnified Parties.

Section 9.3.          Indemnification by U.S. Buyer. U.S. Buyer shall indemnify and hold harmless each Seller and its respective Affiliates, officers, directors, employees, agents, successors and assigns (each a “Seller Indemnified Party”) from and against any and all Losses, arising out of or resulting from:

(a)          any breach of any representation or warranty made by U.S. Buyer contained in the Transaction Agreements;

(b)          any breach of any covenant or agreement by the U.S. Buyer (or, with respect to periods after Closing, by the Acquired U.S. Company and Acquired European Company) contained in the Transaction Agreements; or

(c)          all Liability for Taxes of the Acquired U.S. Company and Acquired European Company for all Post-Closing Tax Periods.

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To the extent that U.S. Buyer’s undertakings set forth in this Section 9.3 are unenforceable, U.S. Buyer shall contribute the maximum amount permitted under applicable Law to the payment and satisfaction of all Losses incurred by the Seller Indemnified Parties.

Section 9.4.          Limits on Indemnification.

(a)          Notwithstanding anything to the contrary contained in this Agreement: (i) except with respect to claims relating to fraud, the Seller Fundamental Reps, Section 3.11 (Taxes), Section 3.14 (Environmental) and Section 3.16 (Products), the Seller Indemnifying Party is not liable for any claim for indemnification pursuant to Section 9.2(a) unless and until the aggregate amount of indemnifiable Losses under that section equals or exceeds $200,000 of the Purchase Price, after which point the Seller Indemnifying Party is obligated to indemnify the Buyer Indemnified Party from and against only the amount of indemnifiable Losses that exceed $200,000 of the Purchase Price unless and; (ii) except with respect to claims relating to fraud, the Seller Fundamental Reps, Section 3.11 (Taxes), Section 3.14 (Environmental) and Section 3.16 (Products), the maximum amount of indemnifiable Losses that may be recovered from the Seller Indemnifying Party arising out of or resulting from the causes set forth in Section 9.2(a) is an amount equal to 10% of the Purchase Price; (iii) the maximum amount of indemnifiable Losses that may be recovered from the Seller Indemnifying Party arising out of or resulting from a breach of the Seller Fundamental Reps, Section 3.11 (Taxes) and Section 3.16 (Products) to the extent not covered by insurance, is an amount equal to 100% of the Purchase Price; (iv) indemnifiable Losses arising out of or resulting from a breach of Section 3.14 (Environmental) related to the Acquired Operation may only be recovered from European Seller and the maximum amount recoverable is the European Purchase Price; (v) indemnifiable Losses arising out of or resulting from a breach of Section 3.14 (Environmental) related to the Acquired U.S. Company may only be recovered from U.S. Seller and the maximum amount recoverable is the U.S. Purchase Price; and (vi) Buyer is not entitled to indemnification under Section 3.11 (Taxes) with respect to any Post-Closing Tax Period. This Section 9.4 does not apply with respect to indemnification under Section 9.2(b), Section 9.2(d), or Section 9.3.

(b)          In calculating the indemnifiable Losses suffered by the Indemnified Party as a result of any breach of this Agreement, the amount of any claim is reduced by any amounts the Indemnified Party has received from third parties in connection with the matter, including any indemnification or other recovery under any contract, agreement, or arrangement between a Buyer Indemnified Party and any third party and any insurance proceeds. The Indemnified Party will use commercially reasonable efforts to pursue third party recoveries and otherwise mitigate the indemnifiable Losses. However, nothing in this Section 9.4(b) precludes an Indemnified Party from giving notice of its indemnity claim before exhausting its remedies. If the Indemnified Party receives any third party payments after an indemnification payment is made that relates thereto, the Indemnified Party will promptly repay to the Indemnifying Party the amount of the indemnification payment the Indemnifying Party would not have paid had the third-party payment reduced the original indemnification payment.

(c)          An Indemnified Party shall not assert claims with respect to, or recover damages for, Losses that are in the nature of consequential or punitive damages or claims for loss of profit, except to the extent the Indemnified Party is required to pay punitive damages to a third party pursuant to a Third Party Claim (as defined in Section 9.5(b)).

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(d)          Notwithstanding any provision of this Agreement to the contrary, U.S. Buyer is not entitled to indemnification under Section 3.11 (Taxes) with respect to any Post-Closing Tax Period.

(e)          An Indemnified Party may not recover duplicative indemnifiable Losses in respect of a single set of facts or circumstances under more than one representation, warranty, covenant, or agreement in this Agreement. A Buyer Indemnified Party may not assert any claim under Section 9.2 for any indemnifiable Losses if Buyer already received recovery of those Losses as a result of the adjustment provided in Section 2.4.

Section 9.5.          Notice of Loss; Third Party Claims.

(a)          An Indemnified Party shall give the Indemnifying Party prompt notice of any matter that an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, as soon as practicable, stating the amount of the Loss, if known, and method of computation of the Loss, and containing a reference to the provisions of this Agreement in respect of which the right of indemnification is claimed or arises.

(b)          If an Indemnified Party receives notice of any Action, demand or assessment (each, a “Third Party Claim”) against it or that may give rise to a claim for Loss under this ARTICLE 9, the Indemnified Party shall give the Indemnifying Party notice of the Third Party Claim within thirty (30) days (ten (10) days in the case of any Third Party Claim relating to Tax) of the receipt of notice. However, the failure to provide notice does not release the Indemnifying Party from any of its obligations under this ARTICLE 9 except to the extent that the Indemnifying Party is materially prejudiced by the failure. To the extent permitted by the law applicable to the Third Party Claim, the Indemnifying Party is entitled to assume and control the defense of the Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within ten (10) days of the receipt of notice from the Indemnified Party. However, to the extent permitted by the law applicable to the Third Party Claim, the Indemnified Party is entitled, at its own expense, to participate in the defense of the Third Party Claim.

(c)          If the Indemnifying Party exercises the right to undertake the defense against a Third Party Claim as provided above, the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials, and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as the Indemnifying Party reasonably requires. Similarly, if the Indemnified Party is, directly or indirectly, conducting the defense against a Third Party Claim, the Indemnifying Party shall reasonably cooperate with the Indemnified Party in the defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all witnesses, records, materials, and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as the Indemnified Party reasonably requires.

(d)          The Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be withheld unreasonably.

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Section 9.6.          Character of Indemnification Payments. Sellers and U.S. Buyer agree to treat all payments made pursuant to this ARTICLE 9 (Indemnification) as adjustments to the Purchase Price for Tax purposes, unless otherwise required by applicable Law.

Section 9.7.          Exclusive Remedy. After the Closing, except in the case of fraud and Section 6.5, the sole remedy of an Indemnified Party for all indemnifiable Losses with respect to the transactions contemplated by this Agreement is the indemnity set forth in ARTICLE 9 (Indemnification) (it being understood that nothing in this Section 9.7 shall limit the Parties’ rights to specific performance or other equitable remedies with respect to the covenants referred to in ARTICLE 6 (Post-Closing Covenants), ARTICLE 7 (Tax Matters), and Section 11.2 (Confidentiality)).

Section 9.8.          Adjustment of Convertible Note. Any Party may elect to make payments on indemnification claims successfully brought against it under this ARTICLE 9 by increasing or decreasing, as applicable, the principal amount of the Convertible Note by an amount equal to the indemnifiable Loss (the “Note Adjustment”). Note Adjustments may not be made if the principal of the Convertible Note is reduced to zero. A Party shall not elect to make a Note Adjustment until the indemnifiable Loss is determined by either (a) the mutual agreement of the Parties within sixty (60) days of the initiation of such claim or (b) arbitration under Section 11.13.

ARTICLE 10
TERMINATION, AMENDMENT AND WAIVER

Section 10.1.          Termination. This Agreement may be terminated at any time before the Closing:

(a)          by U.S. Buyer if between the date of this Agreement and the Closing, Sellers breach of any Transaction Agreement in any material respect, U.S. Buyer notifies Sellers of the breach, and the breach continues without cure for 60 days after notice of breach and the continued breach causes a failure of one or more of U.S. Buyer’s conditions to Closing in Section 8.2;

(b)          by Sellers if between the date of this Agreement and Closing, U.S. Buyer’s breach of any Transaction Agreement in any material respect, Sellers notify U.S. Buyer of the breach, and the breach continues without cure for a period of 60 days after the notice of breach and the continued breach causes a failure of one or more of Sellers’ conditions to Closing in Section 8.1;

(c)          by any Party if the Closing shall not have occurred by June 25, 2012, but the right to terminate this Agreement under this Section 10.1(c) is not available to any Party whose failure to fulfill any obligation under this Agreement in breach of any Transaction Agreement is the cause of, or resulted in, the failure of the Closing to occur on or before that date;

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(d)          by any Party if any Governmental Authority issues an order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Transaction Agreements and the order, decree, ruling or other action becomes final and nonappealable;

(e)          by U.S. Buyer if Sellers provide an Update that materially and adversely changes the Sellers’ Disclosure Schedule, or by Sellers if U.S. Buyer provides an Update that materially and adversely changes the Sellers’ Disclosure Schedule; or

(f)          by the mutual written consent of all Parties.

Section 10.2.          Effect of Termination. If this Agreement is terminated as provided in Section 10.1, the Transaction Agreements shall forthwith become void and there shall be no liability on the part of any Party except (a) as set forth in Section 11.1 (Expenses) and Section 11.2 (Confidentiality) and (b) that nothing in this Section 10.2 relieves any Party from liability for any breach of any Transaction Agreements. Notwithstanding the foregoing, the following provisions shall survive any termination of this Agreement: ARTICLE 1 (as needed to give effect to this Section 10.2), this Section 10.2, and ARTICLE 11.

ARTICLE 11
GENERAL PROVISIONS

Section 11.1.          Expenses. Except as otherwise specified in this Agreement (including Section 10.2), all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by the Transaction Agreements shall be paid by the Party incurring such costs and expenses, whether or not the Closing has occurred.

Section 11.2.          Confidentiality. No information concerning Sellers, the Acquired U.S. Company or Acquired European Company or the Business that has been furnished to or obtained by U.S. Buyer under this Agreement or in connection with the transactions contemplated by this Agreement may be (a) used by U.S. Buyer or its respective Affiliates other than in connection with the transactions contemplated by this Agreement or (b) disclosed by U.S. Buyer to any Person other than in confidence to employees, legal counsel, financial advisers, or independent public accountants of the U.S. Buyer who the U.S. Buyer reasonably determines has a need to know such information in connection with the transactions contemplated by this Agreement. If the transactions contemplated by this Agreement are not completed, U.S. Buyer must hold such information in confidence indefinitely and may not use such information for any purpose following the termination of this Agreement, and all such information, including any copies thereof (including storage media), must be returned to the Sellers or destroyed upon Sellers’ request.

Section 11.3.          Public Announcements. No Party shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Parties, unless otherwise required by Law or applicable stock exchange regulation, and the Parties shall cooperate as to the timing and contents of any such press release, public announcement or communication. Unless otherwise required by Law, the Parties shall treat and hold as confidential (and not disclose or provide access to any Person to) all terms and conditions of this Agreement, including the existence thereof.

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Section 11.4.          Notices. All notices and correspondence with respect to matters related to this Agreement must be in writing and are deemed received by a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile, or by electronic or digital transmission, with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following address or facsimile number (or to such other address or facsimile number as a party may designate by giving written notice to the other party in accordance with this Section 11.4):

if to Sellers:

Precision Castparts Corp.
11676 Perry Highway
Building 2, Suite 2102
Wexford, PA 15090
Fax: 724.940.3944
Attention: Greg Delaney

Email: gdelaney@precastcorp.com

and to:

Precision Castparts Corp.
4650 SW Macadam Avenue, Suite 400
Portland, OR 97239-4262
Fax: 503.946.4817
Attention: Roger Cooke

Email: rcooke@precastcorp.com

With a copy sent simultaneously to:

Stoel Rives llp
900 SW Fifth Avenue, Suite 2600
Portland, OR 97204
Fax: 503.220.2480
Attention: Ruth Beyer

Email: rabeyer@stoel.com

if to U.S. Buyer:

ARC Wireless Solutions, Inc.
6330 North Washington Street, Unit #13
Denver, CO 80216-1146
Fax: 212-231-3939
Attention: Theodore Deinard, CEO

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Execution Copy

 Email: tdeinard@quadrantmgt.com

and to:

Quadrant Metals Technologies LLC

810 Flightline Blvd.

DeLand, FL 32724

Fax: 386-736-6063
Attention: Robert Marten, President & CEO

rmarten@flomet.com

With a copy sent simultaneously to:

Wuersch & Gering LLP

100 Wall Street, 21st Floor

New York, NY 10005
Fax: 610-819-9104
Attention: Travis L. Gering

Email: travis.gering@wg-law.com

Section 11.5.          Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are completed as originally contemplated to the greatest extent possible.

Section 11.6.          Entire Agreement. This Agreement, including Exhibit A (Convertible Note), Exhibit B (Historical Financial Statements), Schedule 1 (Description of Thixoforming Real Property), Schedule 2(a) (Transferred Assets), Schedule 2(b) (Transferred Contracts), Schedule 2(c), (Transferred Employees), Schedule 2(d) (Transferred Real Property), Schedule 2.5 (338(h)(10) Purchase Price Allocation), Schedule 5.2 (Terms and Conditions of Services Agreement), Schedule 8.1 (Consents and Approvals), Schedule 8.2 (Consents and Approvals) and Schedule 8.2(i) (Statement of Acquisition), the Sellers’ Disclosure Schedule, and U.S. Buyer’s Disclosure Schedule, constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between Sellers and Buyer with respect to the subject matter hereof. This Agreement shall be fully binding upon all Parties when executed and delivered notwithstanding the absence of the signature of the Acquired European Company as of the date of this Agreement.

57

Execution Copy

Section 11.7.          Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of Sellers (which consent may be granted or withheld in the sole discretion of Sellers). However, U.S. Buyer may assign this Agreement or any of their respective rights and obligations hereunder to one or more wholly-owned subsidiaries without the consent of Sellers, but only if the U.S. Buyer remains obligated under this Agreement.

Section 11.8.          Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Sellers and Buyer or (b) by a waiver in accordance with Section 11.9.

Section 11.9.          Waiver. Any Party may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of the other Parties contained in this Agreement or in any document delivered by the other Parties pursuant to this Agreement or (c) waive compliance with any of the agreements of the other Parties or conditions to such Parties’ obligations contained in this Agreement. Any extension or waiver is valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights under this Agreement does not constitute a waiver of those rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 11.10.         No Third Party Beneficiaries. Except for the provisions of ARTICLE 9 relating to indemnified parties, this Agreement is binding upon, and inures solely to the benefit of, the Parties and their respective successors and permitted assigns. Unless expressly required by applicable Law, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

Section 11.11.         Specific Performance. The Parties acknowledge and agree that each Party would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any Party could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which each Party may be entitled, at law or in equity, it shall be entitled to enforce and provision of this Agreement by a decree of specific performance and to temporary, preliminary, and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

Section 11.12.         Governing Law. This Agreement (including any claim or controversy arising out of or relating to this Agreement) is governed by, and construed in accordance with, the laws of the state of Delaware, without giving effect to conflicts of laws principles that would result in the application of the law of any other state.

58

Execution Copy

Section 11.13.         Arbitration. The Parties agree to submit to arbitration any and all matters in dispute or in controversy among them concerning the terms and provisions of this Agreement. All such disputes and controversies shall be determined and adjudged by the decision of an arbitrator (the “Arbitrator”) selected by mutual agreement of the Parties or if the Parties fail to reach agreement on the Arbitrator within ten (10) days after a party has notified the other of its interest to submit a matter to arbitration, the Arbitrator shall be selected by the American Arbitration Association upon application made to it for such purpose by the Parties. Arbitration shall take place in Denver, Colorado or such other place as the parties hereto may agree in writing. The Arbitrator shall reach and render a decision in writing with respect to the amount, if any, of payment respecting the disputed matter. The arbitration proceedings shall be held in accordance with the applicable rules of the American Arbitration Association. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction. The fees and expenses of the Arbitrator and the respective fees and expenses of the parties hereto in connection with any such arbitration (including, without limitation, reasonable fees and expenses of legal counsel and consultants) shall be paid by the party against whom a decision by the Arbitrator is rendered.

Section 11.14.         Further Action. Each of the Parties shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and complete and make effective the transactions contemplated hereby.

Section 11.15.         Counterparts; Facsimiles. This Agreement may be executed and delivered in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed is deemed an original, but all of which taken together constitute one and the same agreement. For purposes of this Agreement, facsimile, scanned or digitally transmitted signatures are deemed to be original signatures.

[Signature pages follow]

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 The Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

U.S. SELLER:	PRECISION CASTPARTS CORP.

	By:	/s/ Roger A. Cooke
Roger A. Cooke
Senior Vice President and General Counsel

EUROPEAN SELLER:	AFT EUROPA KFT

	By:	/s/ Roger A. Cooke
Roger A. Cooke, on behalf of the managing director as power of attorney

Signature Page to Purchase Agreement

Acknowledged:

ACQUIRED U.S. COMPANY:	ADVANCED FORMING TECHNOLOGY, INC.

	By:	/s/ Roger A. Cooke
Roger A. Cooke
Senior Vice President, General Counsel and Secretary

Signature Page to Purchase Agreement

Acknowledged:

ACQUIRED EUROPEAN COMPANY:	[___________________________________]

By:
Name:
Title:

Signature Page to Purchase Agreement

The Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

U.S. BUYER:	ARC WIRELESS SOLUTIONS, INC.

	By:	/s/ Theodore Deinard
Theodore Deinard
Interim CEO

Signature Page to Purchase Agreement

ANNEX D

Exhibit A

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT ”), OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED (“TRANSFER”) UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR THE TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE.

Form of Unsecured Subordinated Convertible Promissory Note

$17,600,000	[___], 2012

In accordance with the Purchase Agreement between, among others, Quadrant Metals Technologies LLC (“Quadrant”), an affiliate of ARC Wireless Solutions, Inc. (the “Company”), and Precision Castparts Corp., an Oregon corporation (the “Holder”), pursuant to which the Holder transferred all of the shares of capital stock of Advanced Forming Technologies, Inc. to Quadrant, the Company promises to pay to the Holder the principal sum of $17,600,000 together with interest thereon as set forth in this promissory note (this “Note”).

1.	Maturity Date. The principal amount of this Note together with all accrued and unpaid interest and all late charges, costs, expenses and other sums due under this Note are due and payable in full on the earliest to occur of (a) [___], 2017 and (b) an Acceleration Event. An “Acceleration Event” means an (i) Event of Default, as defined in Section 6.1, (ii) any consolidation or merger involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving or resulting corporation immediately after the Merger, disregarding any Voting Securities issued or retained by such holders in respect of securities of any other party to the Merger, (iii) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than 50% of the Voting Securities, or (iv) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company (excluding fixed assets that are not required to maintain the Company’s operations) (each of (ii)-(iv), a “Change in Control”).

2.	Variable Interest. The initial per year rate of interest for the unpaid principal balance outstanding under this Note is equal to the Five-Year U.S. Treasury Note Constant Maturity rate. The interest rate will be adjusted on each anniversary of this Note to the then-current Five-Year U.S. Treasury Note Constant Maturity rate. The interest rate automatically increases to 12% per year upon an Event of Default for the period in which the Event of Default exists. Interest accrues as simple interest, and is computed on the basis of a 365-day year and actual days elapsed from the date of this Note. Upon an Event of Default for the period in which the Event of Default exists, interest accrues continuously, is compounded annually, and is computed on the basis of a 365-day year and actual days elapsed from the date of this Note.

3.	Payment Terms. The Company shall pay accrued interest quarterly in arrears on each of January 1, April 1, July 1, and October 1 during the term of the Note beginning on July 1, 2012. The Company may prepay all or any portion of the outstanding principal amount upon five business days’ written notice to the Holder without premium or penalty. All payments on this Note are applied in the following order: first, to any fees and expenses due under this Note; second, to interest due on amounts in default; third, to interest due under this Note; and fourth, to principal due under this Note.

4.	Method of Payment. The Company shall make payments of principal and interest under this Note in lawful funds of the United States by certified or bank cashier’s check or by wire transfer to an account designated by the Holder. For the purpose of interest calculation, payment is deemed made when the check is sent by overnight delivery, provided it is received by the Company the next day. If this Note, or any payment under this Note, falls due on a Saturday, Sunday or a day that is a bank holiday in the State of New York, any payment due must be made on the next succeeding business day and this additional time must be included in the computation of any interest payable under this Note.

5.	Restrictions on Dividends and Repurchases. The Company shall not (a) declare, pay or set aside any dividends on shares of any capital stock of the Company or (b) repurchase any shares of capital stock of the Company while any principal, interest, fees, or expenses remain outstanding under this Note.

6.	Event of Default.

6.1	Default. The occurrence of any one of the following events constitutes a default by the Company (an “Event of Default”) under this Note:

(a)	the Company’s failure to pay any amount due under this Note and the failure continues for a period of 20 calendar days; provided that, in the case of the Company’s first failure to pay any amount due under this Note, the Company shall have 10 calendar days to cure such failure following written notice to the Company by the Holder regarding such failure; thereafter, there shall be no cure period;

(b)	the Company’s failure to comply with any other obligation under this Note and the failure to comply continues unremedied for a period of 20 calendar days after written notice to the Company by the Holder of the failure;

(c)	a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, or receivership law or statute is filed against the Company and is not dismissed within 60 calendar days of its filing;

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(d)	a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, or receivership law or statute is filed by the Company or the Company makes an assignment for the benefits of creditors; or

(e)	the adoption of any plan or proposal for the liquidation or dissolution of the Company

6.2	Rights upon Default.

(a)	Upon the occurrence of an Event of Default, at the option of the Holder, the Holder may: (i) declare all indebtedness under this Note immediately due and payable without further notice to the Company and (ii) pursue any other right or remedy the Holder may have available at law, in equity or otherwise. The Holder may pursue any rights or remedies singly, together, or successively. Exercise of any right or remedy is not deemed an election of remedies.

(b)	In addition to all remedies otherwise available to the Holder upon an Event of Default, during any period in which interest payments are past due, or if the Note is not fully repaid at the Maturity Date, the Company must obtain the consent of the Holder to do any of the following: (i) incur additional indebtedness, (ii) take any actions outside the Ordinary Course of Business, (iii) increase compensation payable to executives or pay bonuses to executives, or (iv) make a capital expenditure or series of related capital expenditures greater than $50,000. “Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

(c)	Failure to exercise any right or remedy is not deemed a waiver of any existing or subsequent default or a waiver of any such right or remedy.

7.	Conversion.

7.1	Conversion Events. At any time before the Maturity Date, if the Company’s common stock (“Common Stock”) is listed for trading on a national exchange and there are no trading halts or similar actions affecting the Common Stock, the outstanding principal balance and accrued but unpaid interest, if any, of this Note may be converted into Common Stock as follows:

(a)	The Holder may elect at any time and from time to time to convert any portion of the outstanding principal and unpaid interest under this Note into the number of shares of the Company’s Common Stock equal to the portion of the outstanding principal balance of this Note plus all accrued and unpaid interest being converted (the “Conversion Amount”), divided by the 30-day volume-weighted average trading value of the Common Stock immediately before the conversion (the “Conversion Rate”). This Note may be converted under this Section 7.1(a) only if both of the following conditions are met: (i) the portion of the Note converted (including amounts previously converted) converts into less than 10% of the outstanding Common Stock and (ii) the Company’s equity value, as disclosed in the most recent financial statements filed with the U.S. Securities and Exchange Commission, is at least $176 million On any given trading day, the Holder shall not sell any Common Stock on the exchange or market in which the Common Stock is then traded or quoted, that will exceed more than ten percent (10%) of the aggregate trading volume (as reported on Bloomberg Financial Markets) of the trading day immediately preceding such sale date (the “Volume Limitation”).

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(b)	In connection with a Change in Control, the Holder may elect to convert any portion of the outstanding principal and unpaid interest under this Note into the number of shares of the Company’s Common Stock equal to the Conversion Amount, divided by either, at the Holder’s option, (i) the 30-day volume-weighted average trading value of the Common Stock immediately before the closing of the Change in Control or (ii) the 30-day volume-weighted average trading value of the Common Stock immediately before the announcement of the Change in Control.

(c)	Upon an Event of Default, the Holder may elect to convert any portion of the outstanding principal and unpaid interest under this Note into the Conversion Amount, divided by the Conversion Rate.

(d)	The Company may elect at any time and from time to time to convert any portion of the outstanding principal and unpaid interest under this Note into the number of shares of the Company’s Common Stock equal to the Conversion Amount, divided by the Conversion Rate. This Note may be converted under this Section 7.1(d) only if the Holder would be entitled to sell the entire amount of Common Stock issued upon conversion in accordance with Rule 144 promulgated under the Act in a single three-month period.

(e)	Conversion under this Section 7.1 is subject to the post-conversion adjustment set forth in Section 7.5.

7.2	Notice of Conversion. If this Note is converted pursuant to Sections 7.1(a)-7.1(c), the Holder shall give written notice to the Company, notifying the Company of the Holder’s election to convert specifying the business day the conversion is to occur. If this Note is converted under Section 7.1(d), the Company shall give written notice to the Holder, notifying the Holder of the conversion, specifying the Conversion Rate, the principal amount of the Note converted, the amount of accrued interest converted, and the date of conversion, and calling upon the Holder to surrender the Note to the Company, in the manner and at the place designated. The conversion shall occur on the fifth business day after notice is received by the Holder.

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7.3	Delivery of Stock; Fractional Shares. The Company will not issue fractional shares of stock upon conversion of this Note. In lieu of issuing fractional shares to the Holder, the Company shall promptly pay to the Holder the amount of outstanding principal that is not converted in cash. As promptly as practicable after the conversion of this Note, the Company, at its expense, will issue and deliver to the Holder the number of shares of stock issued upon conversion.

7.4	Payment of Expenses and Taxes on Conversion. The Company shall pay all expenses and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificate(s), if any, pursuant to this Section 7.

7.5	Conversion Adjustment. If the Holder sells the Common Stock issued upon conversion of this Note under Section 7.1 within five business days of its issuance (the “Issuance Allowance Period”), it shall deliver to the Company a written statement within 30 calendar days of the sale that sets forth (a) the amount received by the Holder in the sale, less expenses and fees relating to the sale (the “Sale Proceeds”) and (b) the principal and interest under this Note that the Company converted into Common Stock (the “Note Proceeds”); provided, however, if the Holder is unable to sell the Common Stock due to the Volume Limitation, the Issuance Allowance Period shall be extended until all the Common Stock that is issued upon such conversion is sold. The Holder shall pay to the Company the amount, if any, by which the Sale Proceeds exceed the Note Proceeds at the time it delivers the written statement. The Holder may elect to pay any portion of that amount by reducing the amount outstanding under this Note on a dollar-for-dollar basis. The Company shall pay to the Holder the amount, if any, by which the Note Proceeds exceed the Sale Proceeds within five business days of its receipt of the Company’s written statement (the “Sale Proceeds Adjustment Payment”). The Company may elect to pay any portion of the Sale Proceeds Adjustment Payment amount by increasing the principal outstanding under this Note on a dollar-for-dollar basis.

8.	Subordination. The obligations evidenced by this Note are subordinated to (a) the first priority security interest of TD Bank, N.A. on the Company’s assets securing indebtedness outstanding under the final commitment letter dated March 28, 2012 and (b) the security interest on the Company’s assets of any commercial bank, but only if, at the time the additional indebtedness is incurred, the additional indebtedness (net of cash) does not cause the total indebtedness (net of cash) of the Company’s secured lenders, excluding this Note, to exceed three times the Company’s trailing, adjusted, pro-forma 12 months EBITDA.

9.	Limitations on Interest and Charges. The parties intend that the rate of interest and the other charges to the Company under this Note be lawful; therefore, if for any reason the interest or other charges payable under this Note are found by a court of competent jurisdiction, in a final determination, to exceed the limit that the Holder lawfully may charge the Company, then the obligation to pay interest and other charges will be reduced automatically to that limit and, if any amount in excess of that limit has been paid, then the Holder shall refund the excess amount to the Company.

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10.	Costs of Collection. In the event of collection or enforcement of this Note, or any portion of this Note, the Company will pay the Holder’s legal fees and costs, including without limitation fees and costs incurred at trial, on appeal, in any arbitration or quasi-judicial proceeding, or in any bankruptcy proceeding. Whether or not a suit or action is instituted, the Company will pay all the Holder’s costs incurred in collecting delinquent payments.

11.	Notices. Any notice, demand, or request required or permitted to be given under this Note must be in writing and is deemed given at the time it is (a) personally delivered to the recipient; (b) deposited in the mail or delivered to a common carrier or courier with regularly scheduled deliveries with first-class postage or delivery charges prepaid, in either case addressed:

if to the Company:

ARC Wireless Solutions, Inc.
810 Flightline Blvd.
DeLand, FL 32724

with a copy to

Wuersch & Gering LLP
100 Wall Street
21st Floor
Attention: Travis L. Gering

if to the Holder:

Precision Castparts Corp.
11676 Perry Highway
Building 2, Suite 2102
Wexford, PA 15090
Attention: Greg Delaney

with copies to:

Precision Castparts Corp.
4650 SW Macadam Avenue
Suite 400
Portland, OR 97239-4262
Attention: Roger Cooke

and

Stoel Rives LLP
900 SW 5th Avenue
Suite 2600
Portland, Oregon 97204
Attention: Ruth Beyer

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or at any other address as any party may designate by 10 days’ advance written notice to the other party; or (c) actually transmitted to recipient using electronic means provided the recipient acknowledges receipt.

12.	Amendment; Waiver. This Note may only be amended in writing. The Holder’s act or failure to act is not deemed to waive the Holder’s rights, remedies, or privileges arising under or relating to this Note unless the Holder signs a written waiver, and then only to the extent specifically set forth in the written waiver. The Holder’s single or partial exercise of any right, power, or privilege does not preclude the Holder from exercising further the same right or any other right, power, or privilege.

13.	Severability. If one or more of the provisions of this Note is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or if any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then, and in either event, the provision or provisions only will be deemed null and void and will not affect any other provision of this Note, and the remaining provisions of this Note will remain operative and in full force and effect. Upon determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Note to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Note are completed as originally contemplated to the greatest extent possible

14.	Waiver of Demand. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

15.	Governing Law. This Note is made and delivered in the State of Delaware and is to be construed in accordance with and governed by the laws of the State of Delaware, exclusive of conflicts of law provisions, rules, or principles. Time is of the essence of this Note and of every provision of this Note.

(Intentionally left blank; signature page follows.)

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The undersigned executes this Note as of the date first above written and acknowledges receipt of a copy of this Note.

ARC WIRELESS SOUTIONS, INC.

By:
Name:
Title:

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275 Madison Avenue, Suite 6, New York, NY 10016.
Tel: +1 212 878 8826. www.aranca.com

ANNEX E

Confidential

April 06, 2012

Special Committee of the Board of Directors of ARC Wireless Solutions, Inc.

C/o Jon Bernstein, Chair

295 Madison Ave, 24th Floor

New York, NY 10017

Dear Members of the Special Committee,

You have requested our opinion as to the fairness, from a financial point of view, to the Shareholders of ARC Wireless Solutions, Inc. (“ARCW” or the “Acquirer”) of the Consideration (as defined below) to be paid to the holders of membership interests of Quadrant Metal Technologies, LLC (“QMT” or “Seller”) in connection with the acquisition of all the outstanding membership interest in QMT (the “Membership Interests”). Pursuant to the Membership Interest Purchase Agreement (“Agreement”) proposed to be entered into, as of the date hereof, by and among ARCW, organized under the Laws of Utah, and QMP Holding Corp., a Delaware corporation (QMP), QTS Holding Corporation, a Delaware corporation (QTS), John Schoemer, an individual, Arlan Clayton, an individual, Robert Marten, an individual, Quadrant Metals Technologies LLC, a Delaware limited liability company, Quadrant Management, Inc., a Delaware corporation (QMI), as guarantor of the indemnification obligations of the Quadrant Sellers and Carret P.T., LP (Carret P.T.). QMT is the controlling equity holder of four operating subsidiaries (viz. FloMet LLC, General Flange & Forge LLC, TeknaSeal LLC, Tubefit LLC – “Subsidiaries”).

In consideration of the sale and transfer of the Membership Interests, the Acquirer shall deliver or caused to be delivered, 7,857,898 newly issued shares of Acquirer Stock, par value $0.0005 (the “Consideration”) in exchange for all of the outstanding Membership Interests of QMT (“Exchange Ratio”). The Consideration was calculated based upon the number of shares equal to an agreed purchase value of the Company’s business operations of Thirty One Million Four Hundred Thirty One Thousand Five Hundred Ninety Two Dollars ($31,431,592) (the “Purchase Price”), divided by a price per share of the Acquirer Stock of Four Dollars ($4.00).

The closing and related transactions contemplated in the Agreement are collectively hereinafter referred to as the “Transaction”. The specific terms and conditions of the Transaction are more fully set forth in the Agreement.

In establishing the Fairness Opinion, Aranca:

•	Reviewed the financial terms and conditions of the Agreement dated April 06, 2012;

•	Reviewed certain publicly available historical business and financial information relating to ARCW’s progress;

•	Reviewed certain historical business and financial information made available by the Special Committee for QMT on consolidated basis, as well as on standalone basis for the four QMT subsidiaries Flomet LLC, General Flanges and Forge LLC, TeknaSeal LLC and Tubefit LLC;

•	Reviewed various financial forecasts and other data provided to Aranca or approved for Aranca’s use by the Special Committee relating to ARCW’s businesses;

•	Reviewed various financial forecasts and other data prepared by QMT’s management and provided to Aranca by the Special Committee relating to QMT’s business;

275 Madison Avenue, Suite 6, New York, NY 10016.
Tel: +1 212 878 8826. www.aranca.com

•	Held discussions with the members of the Special Committee and representatives of QMT with respect to the businesses and prospects of ARCW and QMT, respectively;

•	Reviewed public information with respect to certain other companies in lines of business, which Aranca believed to be generally relevant in evaluating the businesses of ARCW and QMT;

•	Reviewed the financial terms of certain business combinations, which Aranca believed to be generally relevant in evaluating the acquisition;

•	Reviewed historical stock prices and trading volumes of ARCW’s common stock; and

•	Conducted other financial studies, analyses and investigations as deemed appropriate.

We have assumed and relied on the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of ARCW or QMT or concerning the solvency or fair value of the two companies, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, we have assumed, with the consent of the Special Committee, that these have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgment of the managements of ARCW and QMT regarding the future financial performance of ARCW and QMT, respectively. With respect to the financial benefits anticipated by the managements of ARCW and QMT to be realized from the Transaction, we have assumed, with the consent of the Special Committee that the estimates of the amount and timing of such financial benefits are reasonable and that such financial benefits will be realized substantially in accordance with such estimates. We assume no responsibility for and express no view as to any such forecasts or estimates, or the assumptions on which they are based.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the prices at which shares of ARCW’s common stock may trade at any time subsequent to the announcement of the Transaction. In connection with our engagement, we were not authorized to, and we did not, solicit indications of interest from third parties regarding a potential transaction with ARCW, and our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which ARCW might engage or the merits of the underlying decision by ARCW to engage in the Transaction.

In rendering our opinion, we have assumed, with the consent of the Special Committee, that the Transaction will be consummated on the terms described in the Membership Interest Purchase Agreement, without any waiver or modification of any material terms or conditions. Representatives of the Special Committee advised us, and we have assumed that the Membership Interest Purchase Agreement, when executed, will conform to the draft reviewed by us in all material respects. We also assumed, with the consent of the Special Committee that obtaining the necessary governmental, regulatory or third-party approvals and consents for the Transaction will not have an adverse effect that is material with respect to ARCW, QMT, the combined company, the Transaction or the benefits anticipated by the management of ARCW and QMT to be realized from the Transaction. We further assumed, with the consent of the Special Committee, that the Transaction will qualify for US federal income tax purposes as reorganization within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended. To ensure treatment of the transaction as a tax-free reorganization under IRC Section 351, ARCW has issued 112,648 additional shares of newly issued common stock to Carret P.T. for a cash purchase price $450,594 at $4.00 per share. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters as to which we understand that ARCW has obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects or implications (other than the Exchange Ratio to the extent expressly specified herein) of the Transaction, including, without limitation, the form or structure of the Transaction or any agreements or arrangements entered into in connection with, or contemplated by, the Transaction. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the Exchange Ratio or otherwise.

275 Madison Avenue, Suite 6, New York, NY 10016.
Tel: +1 212 878 8826. www.aranca.com

Aranca, Inc. (“Aranca”) is acting as financial advisor to the Special Committee in connection with the Transaction and will receive a fee for such services, of which one-half was payable on the signing of the engagement letter to provide the fairness opinion and one-half is payable on the completion of the fairness opinion analysis but before issuance of the final report.

Other than its engagement by the Special Committee in connection with the transaction as described herein, Aranca has never been retained by ARCW or QMT to provide financial advisory services. Aranca, in the future, may provide certain financial advisory services to ARCW and QMT and certain of their respective affiliates, for which it may receive compensation. In addition, in the ordinary course of respective businesses, Aranca and its affiliates may actively trade securities of ARCW and certain of its affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of ARCW and certain of its affiliates. The issuance of Aranca’s opinion was approved by the opinion committee of Aranca.

Our engagement and the opinion expressed herein are for the benefit of the Special Committee of the Board of Directors of ARCW (in its capacity as such), and our opinion is rendered to the Special Committee of the Board of Directors of ARCW in connection with its evaluation of the Transaction. Our opinion is not intended to, and does not, constitute a recommendation to any shareholder as to how the shareholder should vote or act with respect to the Transaction or any matter relating thereto. This opinion may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent; however, we understand that this opinion, and a summary thereof which we will prepare, will be included in the Proxy Statement prepared by ARCW to be distributed to the holders of its common stock in connection with the Transaction, which we hereby consent to.

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio provided for in the Transaction is fair, from a financial point of view, to holders of ARCW’s common stock.

/s/ Manpreet Singh

Principal Appraiser
Manpreet Singh, ASA
Manager, Valuation Services
Date: April 06, 2012

ANNEX F

CONFIDENTIAL

ARC Wireless Solutions, Inc. &

Quadrant Metals Technologies LLC
Fairness Opinion

April 06, 2012

Common Stock ‘Fair Market Value’ as of February 21, 2012

By

Manpreet Singh, ASA

Principal Appraiser, Aranca, Inc.

275 Madison Avenue, 6th Floor, New York, NY 10016 | +1.212.995.5890

www.aranca.com

Fairness Opinion Independent Appraisal report
April 06, 2012

Engagement Scope and Overview	7

Background	7

The Proposed Transaction	7

Engagement Overview, Scope and Objective	8

Declaration	9

Executive Summary	10

ARC Wireless Solution Inc.	11

COMPANY OVERVIEW	11

Background & Brief History	11

Product and Technology Overview	11

Customers	12

Management	13

Risks	14

INDUSTRY OVERVIEW	15

Wireless Communications	15

Wireless Infrastructure Market	16

Drivers	16

Challenges	17

Competitive Landscape	17

Outlook	18

VALUATION ANALYSIS	19

Equity Value Determination	19

Financial Statement Analysis	19

Discounted Cash Flow	26

Guideline Public Companies Trading Multiple Method	31

Historical Equity Value Analysis	33

Final Valuation	34

Quadrant Metals Technologies LLC	35

COMPANY OVERVIEW	35

Background and Brief History	35

Management	36

VALUATION ANALYSIS	37

Equity Value Determination	37

Sum-of-the-Parts Valuation	37

Transaction Covenants	38

Subsidiary I Analysis - FloMet LLC	41

COMPANY OVERVIEW	41

Background & Brief History	41

Product and Technology Overview	41

Markets and Customer Base	42

Confidential	Page 3

Fairness Opinion Independent Appraisal report
April 06, 2012

Management	43

Risks	44

INDUSTRY OVERVIEW	45

Powder Metallurgy and Metal Injection Molding (MIM) Market	45

Drivers	45

Competitive Landscape	46

Outlook	47

VALUATION ANALYSIS	48

Equity Value Determination	48

Financial Statement Analysis	48

Discounted Cash Flow	55

Guideline Public Companies Trading Multiple Method	60

Final Valuation	62

Subsidiary II Analysis - General Flange & Forge LLC	63

COMPANY OVERVIEW	63

Background and Brief History	63

Product and Technology Overview	63

Markets and Customer Base	64

Management	64

Risks	65

INDUSTRY OVERVIEW	66

Global Industrial Machinery Industry	66

Forging and Industrial Castings Industry	66

Drivers	67

Competitive Landscape	68

Outlook	68

VALUATION ANALYSIS	69

Equity Value Determination	69

Financial Statement Analysis	69

Discounted Cash Flow	77

Guideline Public Companies’ Trading Multiple Method	82

Final Valuation	84

Subsidiary III Analysis – Tekna Seal LLC	85

COMPANY OVERVIEW	85

Background & Brief History	85

Product and Technology Overview	85

Markets and Customer Base	86

Management	87

Risks	88

INDUSTRY OVERVIEW	89

Global industrial machinery industry	89

Sealants and caulks industry	89

Confidential	Page 4

Fairness Opinion Independent Appraisal report
April 06, 2012

Hermetic sealants industry using MIM technology	90

Drivers	90

Competitive Landscape	90

Outlook	91

VALUATION ANALYSIS	92

Equity Value Determination	92

Financial Statement Analysis	92

Discounted Cash Flow	99

Guideline Public Companies Trading Multiple Method	103

Final Valuation	105

Subsidiary IV Analysis – Tubefit LLC	106

COMPANY OVERVIEW	106

Background & Brief History	106

Product offerings	106

Markets and Customer Base	106

Management	106

Risks	107

INDUSTRY OVERVIEW	108

Forging and Industrial Castings Industry	108

Steel pipes Industry	108

US Plumbing Fixtures & Fittings	108

Drivers	109

Competitive Landscape	109

Outlook	110

VALUATION ANALYSIS	111

Equity Value Determination	111

Financial Statement Analysis	111

Discounted Cash Flow	119

Guideline Public Companies Trading Multiple Method	124

Final Valuation	127

Appendices	128

ECONOMIC OVERVIEW	128

General Economic Conditions	128

Gross Domestic Product	128

Trade Deficit	129

Consumer Spending	129

Housing Sales	130

Unemployment	131

Interest Rates	132

Consumer Prices and Inflation Rates	133

Stock Markets	134

Volatility Index (VIX)	135

Confidential	Page 5

Fairness Opinion Independent Appraisal report
April 06, 2012

Venture Capital Industry	136

M&A and IPOs in VC Space	138

Mergers & Acquisitions	138

Initial Public Offerings	139

Exit Strategy Comparison	140

Outlook	140

Bailouts and the ‘Exit Strategy’	140

Debt ceiling crisis and US sovereign debt downgrade	141

Eurozone sovereign debt crisis	141

Outlook	142

VALUATION THEORY	143

General Principles	143

Market Approach	143

Income Approach – Discounted Cash Flow Method	144

Cost Approach – Adjusted Book Value Method	144

Standard of Value	145

Brief Profile of Appraisal Team	146

General Assumptions and Limiting Conditions	147

Confidential	Page 6

Fairness Opinion Independent Appraisal report
April 06, 2012

Engagement Scope and Overview
Background

ARC Wireless Solutions, Inc. (“ARCW” or “the Acquirer”), founded on September 30, 1987, is headquartered in Denver, Colorado. ARCW’s Common Stock is listed on the NASDAQ Stock Market. The Acquirer provides cost-effective wireless network components and wireless network solutions through its wholly-owned operating subsidiaries ARC Wireless LLC and ARC Wireless Ltd. ARCW designs, develops, manufactures, markets and sells a diversified line of antennas and related wireless communication systems, including cellular base station, mobile, cellular, conformal and flat panel antennas. ARCW’s customers include service providers, businesses, integrators, resellers and consumers.

As of February 21, 2012, the Acquirer’s market capitalization stood at around $10.95 million, with 3,096,446 shares of common stock, $0.0005 par value issued and outstanding. ARCW has authorized a total of 250,000,000 shares of common stock and 2,000,000 shares of preferred stock, $0.001 par value.

Quadrant Metals Technologies LLC (“QMT”) organized on March 1, 2011 under the laws of the State of Delaware serves as a holding company and owns a majority interest in several manufacturing businesses:

▪	FloMet LLC is the leading manufacturer of precision miniature components utilizing its proprietary Metal Injection Molding (“MIM”) process. As of the valuation date, QMT held 95.64% ownership of FloMet LLC.

▪	Tekna Seal LLC, a leading custom manufacturer of hermetic seals, specializes in glass-to-metal hermetic seals. As of the valuation date, QMT held 94.15% ownership of Tekna Seal LLC.

▪	General Flange & Forge LLC is a leading manufacturer of flanges in carbon steel, stainless steel and alloys. As of the valuation date, QMT held 90.00% ownership of General Flange & Forge LLC.

▪	QMT formed Tubefit LLC (a Houston, Texas-based firm) in a partnership with Roger Mehok in November 2011. Tubefit operates as a master distributor of carbon steel flanges and fittings for wholesalers and distributors across south central US, including Texas, Illinois, Louisiana, Arkansas and Tennessee. As of the valuation date, QMT held 90.00% ownership of Tubefit.

QMP Holding Corp. and QTS Holding Corp. collectively hold approximately 73.9% of the outstanding common units of its subsidiary QMT on a fully diluted basis. A group of individual investors (the “Minority Stockholders”) account for the remaining 26.1% units of QMT.

The Proposed Transaction

On April 06, 2012 the Acquirer proposed for the acquisition of 100% of the outstanding membership interest of QMT by means of a direct purchase of membership interest. The aggregate value of the consideration to be provided by the Acquirer for the Seller’s 100% stake holding in QMT under the Transaction would be $31,431,592 (“Offer”), which would be paid in the form of newly issued common stock of the Acquirer. For purposes of the Transaction, the Acquirer’s common stock would be valued at $4.00 per share.

In consideration of the sale and transfer of the Membership Interests of the sellers, the Acquirer shall deliver or caused to be delivered, 7,857,898 newly issued shares of Acquirer Stock, par value $0.0005 (the “Consideration”) in exchange for each unit of the Sellers membership interests (“Exchange Ratio”).

The Transaction corresponds to an exchange ratio of 210:1, the holders of QMT’s membership interests would receive 210 (round-off to zero decimal) common shares of the Acquirer for every 1 common unit held.

Upon the direct purchase of membership interest, the surviving company will be ARC Wireless Solutions, Inc., which is a public company. The exchange ratio of 210:1 for the Transaction is fixed and will not be adjusted to reflect stock price changes prior to the completion of the Transaction.

Confidential	Page 7

Fairness Opinion Independent Appraisal report
April 06, 2012

Engagement Overview, Scope and Objective

In connection with the Transaction, the Special Committee of the Board of ARC Wireless Solutions, Inc. (“Special Committee”) appointed Aranca as an independent financial advisor for providing business valuation services and a fairness opinion on the Transaction, particularly for the fair value of ARCW, QMT and its business subsidiaries in order to determine the exchange ratio issuance of the Acquirer’s shares. This document constitutes the opinion (the “Fairness Opinion”). Financial adequacy of the value of the Transaction is assessed on a stand-alone basis without considering buyer-specific potential synergies.

The Fairness Opinion is solely intended for the Special Committee as part of its report to Shareholders regarding the Offer. The Fairness Opinion may be published only with regards to that report and may not be published or used independently or in any other context for any other purpose.

The Fairness Opinion does not constitute a recommendation to the Board regarding the Transaction or the Offer and makes no reference to the benefits or the likelihood of an alternate transaction. However, Aranca will receive a fee upon the delivery of this opinion.

In establishing the Fairness Opinion, Aranca:

▪	Reviewed the financial terms and conditions of the Membership Interest Purchase Agreement (“Agreement”) dated April 06, 2012);

▪	Reviewed certain publicly available historical business and financial information relating to the progress of ARCW;

▪	Reviewed certain historical business and financial information made available by the Special Committee for QMT (consolidated basis) as well as on the standalone basis for the four QMT subsidiaries namely FloMet LLC, General Flanges and Forge LLC, Tekna Seal LLC and Tubefit LLC;

▪	Reviewed various financial forecasts and other data provided to Aranca or approved for Aranca’s use by the Special Committee relating to the businesses of ARCW;

▪	Reviewed various financial forecasts and other data prepared by QMT’s management and provided to Aranca by the Special Committee relating to the business of QMT;

▪	Held discussions with the members of the Special Committee and representatives of QMT with respect to the businesses and prospects of ARCW and QMT, respectively;

▪	Reviewed public information with respect to certain other companies in lines of business, which Aranca believed to be generally relevant in evaluating the businesses of ARCW and QMT;

▪	Reviewed the financial terms of certain business combinations, which Aranca believed to be generally relevant in evaluating the acquisition;

▪	Reviewed historical stock prices and trading volumes of ARCW’s common stock; and

▪	Conducted other financial studies, analyses and investigations as deemed appropriate.

Confidential	Page 8

Fairness Opinion Independent Appraisal report
April 06, 2012

Declaration

I hereby certify to the best of my knowledge and belief:

The statements of facts contained in this independent appraisal report are true and correct, and are my personal, unbiased professional analyses, opinions and conclusions.

I have no present or prospective interest in the property that is the subject of this report, and I have no personal interest with respect to the parties involved.

I have not performed any services for ARCW and QMT within the three-year period immediately preceding acceptance of the assignment, as an appraiser or in any other capacity.

I have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment. My engagement in this assignment was not contingent upon developing or reporting predetermined results. My compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.

My analysis, opinions and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice (USPAP) and the ASA BV Standards.

I was assisted by Bharat Ramnani during this independent appraisal process. No person other than those identified has any significant professional input during this independent appraisal process.

Summary of Findings

Based on our analysis and after considering all relevant factors described in the detailed report presented above, in our opinion, as of April 06, 2012, the exchange ratio provided to the Shareholders from a financial point of view in the Transaction is fair.

/s/ Manpreet Singh	/s/ Bharat Ramnani
Principal Appraiser	Contributing Appraiser
Manpreet Singh, ASA	Bharat Ramnani, ASA
Manager, Valuation Services	AVP, Valuation Services
Date: April 06, 2012	Date: April 06, 2012

Confidential	Page 9

Fairness Opinion Independent Appraisal report
April 06, 2012

Executive Summary

In connection with the Fairness Opinion, Aranca has reviewed items listed under ‘Scope and Objective’ among other things. Based on Aranca’s valuation analysis, following is a summary of the proposed Transaction.

As part of the Transaction, Aranca conducted valuation analysis for ARCW using the Discounted Cash Flow and Guideline Public Companies Transactions Method to arrive at the concluded equity value. The concluded equity value of $12.45 million with 3,096,446 shares of common stock outstanding translates into a value of $4.02 per share.

Finally, Aranca conducted a sensitivity analysis to arrive at a valuation range for ARCW’s equity value (summarized in the table below).

Valuation Range	Low	High
Equity Value	$12,328,889	$12,563,646
Price per share	$3.98	$4.06

Aranca also conducted valuation analysis of QMT on a standalone basis to arrive at the concluded equity value for QMT. On standalone basis, QMT does not have operations of its own and acts as a holding company—operations are conducted through its subsidiaries FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and Tubefit LLC.

Aranca conducted valuation analysis of each subsidiary independently and corresponding to QMT’s ownership stake in each subsidiary. The gross value of investments for QMT as the holding company was thus derived on a sum-of-the-parts (SOTP) basis. Under this step the value of investments are adjusted for the ownership stake of QMT LLC in the subsidiaries. The gross value of investments as of the valuation date stands at $57.33 million.

The gross value of investments is then adjusted for QMT’s liabilities and assets using the asset approach (on a standalone basis) to arrive at the equity value. QMT LLC equity value as of the valuation date is estimated at $54.15 million.

Transaction Covenants: The equity value at the QMT LLC consolidated level was adjusted for Cash and non-cash working capital covenants. The Net Equity Value as of the date of valuation and as a point estimate subsequent to cash and cash equivalents covenants adjustments is $52.00 million with 37,445 units of common stock outstanding translates into a value of $1,389 per share.

Equity Value Per Share	Concluded Per Unit Equity Value
Distributable Equity Value	$52,005,104
QMT Total Units Outstanding	37,445
Equity Value Per Unit	$1,389

Finally, Aranca conducted a sensitivity analysis to arrive at a valuation range for QMT’s equity value (summarized in the table below).

Valuation Range	Low	High
Distributable Equity Value	48,214,734	55,982,449
QMT Total Units O/S	37,445	37,445
Equity Value Per Unit	$1,288	$1,495

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, Aranca is of the opinion that, as of April 06, 2012, the exchange ratio provided to the Shareholders in the Transaction is fair from a financial point of view.

Confidential	Page 10

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

ARC Wireless Solution Inc.
COMPANY OVERVIEW
Background & Brief History

Established on September 30, 1987, ARC Wireless Solutions, Inc. (“ARCW” or “the Company”) provides high quality and cost-effective wireless network components and wireless network solutions through its wholly owned subsidiaries: ARC Wireless, LLC and ARC Wireless, Ltd. It is listed on NASDAQ under the symbol ‘ARCW’. The Company has traditionally focused on designing, developing, manufacturing and marketing of a diversified line of antennas and antenna related accessories including cellular base station, mobile, cellular and flat panel antennas. With the launch of the ARCFlexTM line of radio products in December 2011, ARCW has combined fully functional radio and software solutions with its antenna offerings.

In 2009 and the first 8 months of 2010, the Company managed its production facility in China through ARC Wireless Hong Kong Limited (ARCHK), a wholly owned subsidiary. After the termination of the latter, ARCW streamlined its operations in September 2010 by shifting the manufacturing of ARC products to Rainbow Industrial Limited (RIL) in a bid to simplify manufacturing and accounting procedures. RIL, a wholly owned subsidiary of Quadrant Management, Inc, was affiliated to the Company and its Chief Executive Officer. As of December 2011, ARCW ceased all of its operations with RIL and entered into exclusive agreements with third-party contract manufacturers in China.

ARCW’s revenues declined from $8.0 million in 2007 to $3.3 million in 2011. Also, the Company reported negative operating margins and incurred net losses during the same period. ARCW’s restructuring efforts (with ARCHK and RIL) to streamline operations in China had an adverse impact on revenues. In addition, customer orders for legacy antenna products declined in the domestic and international markets due to a shift toward newer technologies and fully integrated solutions.

In 2011, ARCW introduced a range of products as part of ARCFlexTM to boost revenues. Direct export sales to customers outside North America accounted for nearly 31% of total sales for fiscal year ended December 31, 2011 and 26% as of December 31, 2010. The Company’s cash and cash equivalents totaled $11 million as of December 31, 2011.

Product and Technology Overview

ARCFlex™ and other products are sold worldwide through the Company’s distribution partners. An overview of ARCW’s product and technology offerings is given below.

Wireless Broadband Solutions (ARCFlexTM): This includes indoor and outdoor wireless access points, Customer Premises Equipment (CPE) solutions, and combination of these that merge two radios into one package at a price lower than that of leading single-radio products currently available in the market. The second radio – Wireless Internet Service Providers (WISPs) – has the ability to: (i) increase revenue by turning CPEs into Hotspots; (ii) easily extend WISP networks; and (iii) provide better on-site wireless coverage to customers. ARCFlexTM offers WISPs always-on wireless access to their network equipment, allowing upgrades and repairs without access to the customer premises. ARCFlexTM products feature ARC•OSTM, a powerful Linux-based platform with an easy-to-use interface, and ARCMobileTM, a mobile installation app for iPhone and Android.

Flat Panel Antennas: These refer to flat antennas that are used for Wi-Fi® and WiMAX™ as well as related technologies. The antenna design typically incorporates a group of constituent antennas, all of which are equidistant from the center point. Such antennas are used to receive and/or transmit data, voice and, in some cases, video from radio transmitters as well as for point-to-point and point-to-multipoint applications. ARCW has developed, patented and sold various versions of these antennas to private, commercial and governmental entities. The Company offers several flat panel antenna designs including frequency bands that are within the frequency span of 400 MHz to 6 GHz.

Confidential	Page 11

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Antenna Accessories: These accessories primarily consist of enclosures that are attached to the Company’s integrated antenna product line. The enclosures typically house active electronics such as a router board and RF radio used to complete a network link solution. These coupled with various accessories are mainly sold through the Company’s broadband distributors. In some cases, ARCW designs, manufactures and sells custom enclosures to some OEMs.

GPS Antennas: ARCW has developed proprietary, Global Positioning System (GPS) antenna systems that integrate with GPS receivers, which communicate with a constellation of globe-orbiting satellites identifying longitude and latitude coordinates of a location. Currently, the Company is marketing its GPS antenna products on an OEM basis for fleet management, asset management and vehicle tracking systems.

Having developed proprietary, patented, amplified GPS/cellular combination antennas that integrate with GPS receivers, the Company also sells the product to fleet and asset management companies worldwide. Conventional GPS antenna systems are mounted on the exterior of a vehicle or other assets, or mounted on the interior of an automobile or truck, thereby protecting it from the weather, theft and vandalism.

Cellular Base Station Antennas: The Company’s cellular antenna systems work with several protocols and technologies such as AMPS, GSM, PCS, GPRS, 2.5G and 3G. Base station antennas have been deployed in some of the AT&T, Telefonica and Qwest mobile phone carrier networks, as well as other carrier networks across the US and Latin America. ARCW supplies its base station antenna products directly to carriers and through other channels such as network integrators and distributors; the Company has delivered these products to Alcatel, Bechtel, General Dynamics, Tessco, Domital and Sprint North Supply.

Customers

ARCW supplies products to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value-added resellers and other original equipment manufacturers. GPS satellite systems have been used for several years in the military, civilian and commercial boats, planes, surveying companies, recreational hikers, and more recently in vehicle tracking and asset management.

Confidential	Page 12

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Management

ARCW’s management comprises individuals with rich experience.

Theodore Deinard, Interim Chief Executive Officer, Acting Chief Financial Officer, Secretary and Director

Mr. Deinard has served as the Company’s Interim Chief Executive Officer, Acting Chief Financial Officer and Secretary, and a member of the Board of Directors since August 16, 2011. He is Managing Director at Quadrant Management Inc, where he is responsible for the evaluation and management of private investment transactions. Previously, he was Director at Citigroup Global Markets (Citi) working with issuers of tax-exempt bonds in the US. Mr. Deinard was co-chair of the SIFMA (formerly known as BMA) Municipal Financial Products Committee and a leading consultant to tax-exempt entities regarding the application of mark-to-market accounting standards for derivative instruments. He received his Bachelor of Arts degree from Yale University.

Jason Young, Chairman of the Board

Mr. Young became a Director in October 2008, and Chairman of the Board and Chief Executive Officer in November 2008. On August 16, 2011, Mr. Young resigned as the Company’s Chief Executive Officer. Since 2005, he has been Managing Director at Quadrant Management, Inc., wherein he is responsible for making investments in the US and emerging market companies, which he frequently serves in active Management or Director level roles. Mr. Young has been an Investment Committee Member of the Carret Global India Fund of Hedge Funds since 2005. In 2008, he became a member of the Investment Committee of Vanterra Advantage Fund. From 2000–2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. He holds a BA in International Economics from UCLA.

Viktor Nemeth, Director, Chairman of the Audit Committee, Chairman of the Compensation Committee

Mr. Nemeth became a Director in November 2008, and currently serves on the Company's Audit Committee and Compensation Committee. Between January 2008 and October 2008, Mr. Nemeth served as Chief Revenue Officer of Bid4Spots.com, Inc., an entity that hosts weekly online auctions of radio airtime to enable advertisers and broadcasters to transact unsold airtime. From March 2000 through December 2007, he worked for Yahoo Inc. and predecessor companies – Overture Services and GoTo.com – in a variety of corporate development, business development and sales & marketing roles. Mr. Nemeth holds a BA in Business Economics with a Minor in Accounting from UCLA.

Lynn Wunderman, Director, Audit Committee Member, Compensation Committee Member

Ms. Wunderman became a Director in April 2010. She is a seasoned marketing professional with over 30 years experience in direct marketing, database marketing, communications, consulting and general management. Over the years, she launched three successful companies, two continuing non-profit organizations and counseled some of the largest advertisers in the industry. From 1999 until 2005, she was President and CEO of I-Behavior. Since 2006, Ms. Wunderman has served as Principal of the Wunderman Group. Since 2009, she also served as the Chairman of Webdweller, a technology start-up. Ms. Wunderman has been on a number of advisory boards including Convergent Mobile, Grandparents.com, Permuto, Zadspace and the Hudson Valley Center for Innovation.

Jonathan Bernstein, Director, Audit Committee Member, Compensation Committee Member

Mr. Bernstein became a Director in July 2010. He has been a founding partner and Managing Member of Blackbern Partners LLC, a private investment partnership, since January 2010. Since November 2008, Mr. Bernstein has also served as Vice-President, Business Development, and Vice Chairman of Corfin Industries LLC, a semiconductor component preparation services company. Prior to these positions, he served as a Research Associate at Merlin Securities from June–October 2008 and as an Investment Analyst at Pershing Square Capital Management from June 2004 until June 2006. He holds an MBA from Columbia University and an Electrical Engineering degree from Cornell University.

Harold R. Bledsoe, Member, President and Chief Technology Officer

Mr. Bledsoe has served as the Company’s President and Chief Technology Officer since August 16, 2011. Prior to joining the Company in May 2011, Mr. Bledsoe held the position of Director, Business Development, at Ubiquiti Networks, Inc, where he worked to develop various global markets. Prior to that, he was co-founder and President of Deliberant LLC, wherein he led the wireless equipment manufacturer from a start-up to a global multi-brand, multi-million dollar business over the course of five years. Mr. Bledsoe has studied the industry extensively and worked with customers worldwide. He received his Bachelor of Science degree in Computer Engineering from the Georgia Institute of Technology, graduating with high honors in 2003.

Confidential	Page 13

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Risks

ARCW faces the following key risks and challenges that it needs to address to become a successful enterprise.

Product acceptance risk: ARCW’s revenues declined from $8 million in 2007 to $3.3 million in 2011 due to the obsolete nature of its products. During the fourth quarter of 2011, the Company introduced the ARCFlexTM line of fully featured radio products as an integrated low-cost solution for wireless broadband carriers. Growth in revenue depends on the success of the ARCFlexTM products and ARCW’s focus on developing new products to sustain its wireless initiatives. Therefore, any drawback or failure in terms of product acceptance in the market could dent the Company’s growth prospects.

Intense competition: Communications and antenna industries are highly competitive with the presence of substantially larger companies. These competitors have better sales force and highly developed marketing programs as well as larger administrative staff and service personnel. Also, these companies have greater financial resources available to develop and market competitive products. The presence of these competitors could significantly impact ARCW’s attempts to expand the business.

Technology risk: The wireless communications industry is characterized by rapid technological advancements, which impact the market for the Company’s products and necessitate additional improvements and developments. To mitigate technology risks, ARCW would need to invest in research and development activities, and launch new products and technologies. However, newer and alternative technologies of competitors coupled with price performance could have an adverse impact on the Company’s revenues.

Personnel risk: ARCW is highly dependent on the services of its executive management. Loss of services of any of the executive management personnel could have a materially adverse effect on its operations.

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ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

INDUSTRY OVERVIEW

ARCW provides wireless network components and solutions to public and private carriers, wireless infrastructure providers, wireless equipment distributors, value-added resellers and other original equipment manufacturers. We can broadly classify the Company under the Wireless Communications Industry.

Wireless Communications

Traditionally, service providers have favored wired networking solutions to connect end users to the Internet. Fiber has replaced copper as consumers require increasing bandwidth, leading to expensive build-outs and long lead times. These two factors have limited the deployment of wired access networks in underserved and underpenetrated areas in both developed and emerging markets. As a result, wireless solutions have gained importance as a cost-effective means to address these markets.

Until recently, existing wireless solutions, such as 802.11 standard Wi-Fi, LTE and WiMax, have been relatively expensive to meet the last-mile demand in target markets. Also, network congestion has increased due to the growing use of unlicensed spectrum right from radios to microwave ovens. Alternative solutions such as fiber to the home, LTE and traditional backhaul are complex and usually expensive. These factors together have driven the need for a cost-effective, high performance wireless solution to play a role in last mile connectivity. WISPs have thus capitalized on these opportunities and have acquired major customers in the fixed wireless equipment market.

Wireless communications is a fast growing segment in the communications industry, with potential to provide high-speed, high-quality information exchange between portable devices located anywhere in the world. Potential applications such as multimedia Internet-enabled cell phones, smart homes and appliances, automated highway systems, video teleconferencing and distance learning, and autonomous sensor networks, require significant wireless infrastructure. Supporting these applications using wireless techniques poses a considerable technical challenge for the wireless communications industry, but provides an opportunity for investments and technological advancements.

The wireless telecommunications sector is another area that has huge potential. Demand for capacity is increasing from new mobile customers due to a change in users from consumers to producers of web content such as photos and videos. Several applications, such as web 2.0, online blogs, mobile music, location based services (LBS), multimedia messaging, video calling and mobile TV, are likely to drive the global mobile broadband market. According to Mobithinking, there were 5.3 billion mobile subscribers worldwide as of July 2011.

Rapid increase in the mobile subscriber base is fueling the evolution of 4G (evolution beyond 3G), which is expected to address the limitations of the 3G network while enhancing the service quality and bandwidth to make better use of resources. Evolution from 3G to 4G would be stimulated by service providers offering enhanced quality requiring increased bandwidth, elevating sophistication of large-scale information provision and improving customization capabilities to support demand from users. Furthermore, several 4G applications are set to evolve in a multiplatform environment and would be available seamlessly across various wireless technologies (LTE, Wi-Fi, UWB, WiMAX) and device types (cell phones, laptops, e-readers, PNDs, digital cameras, printers and tablet PCs). This evolution is likely to trigger the need for compatible wireless infrastructure equipment in the telecommunication industry.

After crossing the five-billion-mark in September 2010, global wireless subscriptions are expected to cross six billion in 2013 and account for more than 75% of the world’s population. Each of these subscriptions represents a recurring payment for wireless services delivered to a device, ranging from an Ultra Low-Cost Handset (ULCH) to a high-end smartphone.

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ARC Wireless Solution, Inc. Valuation Analysis
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Wireless Infrastructure Market

According to iSuppli, a market research firm, capital expenditure on wireless infrastructure declined 8.5% to $37.8 billion in 2010 from around $41 billion in 2008. However, the expenditure is projected to increase due to wide deployment of next-generation 4G networks in developed countries. iSuppli estimates global spending on wireless infrastructure networks to be $40.3 billion in 2011 and around $43 billion by 2014.

Worldwide Wireless Infrastructure Capital Expenditure ($ billion)

“Global spending on wireless infrastructure estimated to increase at a CAGR of 2.19% over 2011–2014”
Source: iSuppli, 2010

In terms of components, the wireless communications semiconductor market is forecast to grow to $80.2 billion in 2014, representing a CAGR of 7.1% from $60.9 billion in 2010.

Drivers

Key drivers for equipment in the wireless communications industry are as follows.

▪	Technology: Due to the prevalence of mobile communications, the global technology supply chain’s focus has shifted to fast-expanding wireless-oriented platforms from the slower computer market. Wireless communication has become a basic staple such as food, clothing and shelter. Wireless now offers unlimited opportunities for members in the mobile communications supply chain.

▪	Smartphones: The vast size of the installed base indicates wireless delivers greater opportunities for content and service developers to reach a larger portion of the population. Furthermore, evolution of mobile handsets into smartphones is leading to the deployment of additional value-added services, software and components. According to iSuppli, the market for preloaded applications, which are included in cell phones, is estimated to expand to $7.7 billion in 2014 from $4.4 billion in 2010.

▪	Cost benefit: In sparsely populated regions, wireless network equipment is considered inexpensive in terms of capital expenditure and maintenance vis-à-vis the installation and laying of a fiber cable network. Technological advancements as well as costs would render wireless communication more efficient and easy to install relative to a traditional wired network.

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ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Challenges

Some key challenges to the household and personal products industry are mentioned below.

▪	Pricing pressure: Wireless communications would lead to greater service and access to several new regions, but could exert pressure on product pricing. Pricing would have to be competitive to generate higher revenues and this, in turn, may pressurize margins in the near term.

▪	Increasing demand for bandwidth: Next-generation wireless communications would need to cater to the rising demand from multimedia applications such as streaming video, HDTV applications, IP telephony, teleconferencing, interactive games and distance learning. An increase in the supply of bandwidth would also have to match the service quality provided to end users.

▪	Wireless security: Security is always a concern in networks where confidential or sensitive information is shared or transferred. In wireless networks, such as Wireless Local Area Network (WLAN), security is increasingly important as signal propagation is not confined to only one space such as a wire. Many wireless technologies, such as 3G mobile technologies and WLANs, already support basic security mechanisms (access security).

Competitive Landscape

ARCW operates in a competitive wireless communications industry, where price performance is a major factor. Competitors offer products and technology solutions in the areas of wireless networking, wireless mesh networks, wireless security, unlicensed radio frequency (RF) spectrum, cellular networks and GPS applications; the clientele comprises wireless Internet service providers, cellular service providers, enterprises, governments and municipalities.

The Company’s legacy antenna products and solutions, and the new ARCFlexTM product range offer fully functional radio and software solutions for WISPs. Although ARCW’s offerings are not technology- intensive, it lays emphasis on price performance in the market. Various well diversified players such as Cisco, Motorola, Nokia and Alcatel-Lucent have significant research and development capabilities— where technologies are patent-driven—and thus enable them to command a premium for their offerings and solutions. On the other hand, technology offerings of smaller and lesser known players may not be as advanced, but they compete in the market in terms of price performance. For example, PHAZAR Corp., Proxim Wireless Corp. and MikroTik.

Considering the factors mentioned above, some of the Company’s competitors in the public and private space are as follows.

Public Companies	Private Companies
Ubiquiti Networks, Inc.	MikroTik
PHAZAR Corp.	Alan Dick & Company
Alvarion Ltd.	DMN Limited
PCTEL, Inc.
Proxim Wireless Corporation

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ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Outlook

An upturn in wireless infrastructure spending is expected to be driven by a recovery after the global recession. An increase in capital spending could be primarily ascribed to the deployment of 4G networks in developed economies, such as the US and Western Europe, and investments for 3G network enhancement in developing economies (such as China and India).

The wireless communications industry faces several challenges such as competitive pricing with technological advancements, increasing demand for bandwidth and security related issues. Nevertheless, factors such as rapid growth in telecommunications, an increase in the number of smartphones and rising demand for bandwidth to cater to various value-added services are expected to drive growth in the wireless communications market over the next decade. To remain competitive, service providers and OEMs would need to re-invent themselves continuously by investing in newer technologies, thus enabling wireless communications equipment suppliers to develop new technologies or combo solutions coupled with price performance.

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ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

VALUATION ANALYSIS

Equity Value Determination

In our understanding, a prospective investor would evaluate investment in a company such as ARCW based on expected returns and risks associated with continued future operations. Accordingly, we have valued the Company’s Equity Value on ‘going-concern’ basis.

To arrive at the ‘Fair Market Value’ of ARCW’s equity, we first determined the value of the entire business using different valuation methods as explained in the sections below. Thereafter, the business value was adjusted for debt and cash holding of the Company to estimate the equity value. We considered the Market and Income approaches for the purpose of valuing ARCW. Under the Market Approach, we applied the guideline public companies trading multiples method. We considered DCF analysis under the Income Approach.

Financial Statement Analysis

Review of Financials (Historical)

ARCW’s financial year begins on January 01 and ends on December 31. The Company provides high quality and cost-effective wireless network components and wireless network solutions. Over the last five years, ARCW generated lower revenues with negative margins and net losses.

Revenue

Revenues declined from $8.05 million to $3.13 million over 2007–2011. This was primarily due to lower orders for its legacy antenna products and the restructuring efforts with ARCHK and RIL in 2010–11.

Expenses

ARCW’s expenses comprise cost of goods sold (COGS) and operating expenses, which are classified as selling, general & administrative (SG&A) expenses.

COGS accounted for a major portion of ARCW’s total expenses in the past. As a percentage of revenues, COGS was around 65% during 2007–2011. In absolute terms, it declined due to a sharp drop in revenues.

SG&A accounts for almost all of the operating expenses. As a percentage of revenues, SG&A expenses grew from 49% in 2007 to 58% in 2008, but declined to 50% by 2011. In absolute terms, expenses decreased due to a reduction in personnel and salary costs as well as rent expenses in an effort to streamline operations.

Historical Revenues in ‘000 USD	Historical Operating Costs as % of revenue

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ARC Wireless Solution, Inc. Valuation Analysis
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EBITDA

EBITDA margin remained negative during 2007–2011 due to a decrease in orders and higher percentage of total expenses. Furthermore, the Company incurred a net loss of $0.45 million and $0.65 million, respectively, in 2010 and 2011.

Summary Income Statement (in USD)	Dec-07	Dec-08	Dec-09	Dec-10	Dec-11
	FY-A	FY-A	FY-A	FY-A	FY-A
Revenues	8,050,000	7,260,000	4,404,000	3,966,000	3,313,000
Cost of Sales	5,270,000	4,950,000	2,959,000	2,526,000	2,137,000
Gross Profit	2,780,000	2,310,000	1,445,000	1,440,000	1,176,000
Gross Margin (%)	34.5%	31.8%	32.8%	36.3%	35.5%

Operating Costs	3,980,000	4,180,000	2,273,000	1,735,000	1,662,000
EBITDA	(1,200,000)	(1,870,000)	(828,000)	(295,000)	(486,000)
EBITDA Margin (%)	-14.9%	-25.8%	-18.8%	-7.4%	-14.7%

Depreciation	190,000	230,000	204,000	219,000	198,000
EBIT	(1,390,000)	(2,100,000)	(1,032,000)	(514,000)	(684,000)
EBIT Margin (%)	-17.3%	-28.9%	-23.4%	-13.0%	-20.6%

Interest & Finance Costs	20,000	50,000	11,000	3,000	0
Income/(Loss) – Investment &Affiliates	710,000	380,000	102,000	65,000	38,000
Non-Operating Income/(Expense)	0	(90,000)	(4,000)	0	0
PBT	(700,000)	(1,860,000)	(945,000)	(452,000)	(646,000)
PBT Margin (%)	-8.7%	-25.6%	-21.5%	-11.4%	-19.5%

Income Tax	(10,000)	0	0	0	0
PAT	(710,000)	(1,860,000)	(945,000)	(452,000)	(646,000)
PAT Margin (%)	-8.8%	-25.6%	-21.5%	-11.4%	-19.5%

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ARC Wireless Solution, Inc. Valuation Analysis
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Summary Balance Sheet (in USD)	Dec-07	Dec-08	Dec-09	Dec-10	Dec-11
	A	A	A	A	A
Cash & Cash Equivalents	14,930,000	12,940,000	11,785,000	11,643,000	11,048,000

Trade Receivables	1,160,000	870,000	476,000	385,000	740,000
Turnover (Days)	53	44	39	35	82
Inventory	1,110,000	1,110,000	1,019,000	548,000	185,000
Turnover (Days)	77	82	126	79	32
Other Current Assets	200,000	50,000	36,000	29,000	18,000
Current Assets	2,470,000	2,030,000	1,531,000	962,000	943,000

Other Operating Assets	40,000	30,000	52,000	2,000	6,000
Other Operating Assets	40,000	30,000	52,000	2,000	6,000

Fixed Assets (Gross)	2,050,000	2,280,000	2,446,000	2,472,000	2,598,000
(Accum. Depreciation)	1,690,000	1,890,000	2,088,000	2,200,000	2,371,000
Fixed Assets (Net)	360,000	390,000	358,000	272,000	227,000

Intangible Assets (Gross)	280,000	310,000	322,000	325,000	339,000
(Accum. Amortization)	170,000	180,000	200,000	211,000	223,000
Intangible Assets (Net)	110,000	130,000	122,000	114,000	116,000

Total Assets	17,910,000	15,520,000	13,848,000	12,993,000	12,340,000

Trade Payables	620,000	830,000	504,000	212,000	293,000
Turnover (Days)	43	61	62	31	50
Other Payables	290,000	450,000	518,000	404,000	362,000
Turnover (Days)	27	39	83	85	80
Other Current Liabilities	1,500,000	540,000	110,000	95,000	49,000
Current Liabilities	2,410,000	1,820,000	1,132,000	711,000	704,000

Short Term Debt	80,000	80,000	13,000	0	0
Debt	80,000	80,000	13,000	0	0

Paid in Capital	20,700,000	20,740,000	20,769,000	20,800,000	20,800,000
Retained Earnings	(5,280,000)	(7,120,000)	(8,066,000)	(8,518,000)	(9,164,000)
Shareholders' Equity	15,420,000	13,620,000	12,703,000	12,282,000	11,636,000

Total Liabilities	17,910,000	15,520,000	13,848,000	12,993,000	12,340,000

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ARC Wireless Solution, Inc. Valuation Analysis
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Review of Financial Projections

As of the date of valuation, figures for FY12 indicate an improvement in revenue and EBITDA margins.

Revenues

In FY12, revenues are expected to rise sharply as management anticipates higher sales of ARCFlexTM products.

ARCW’s revenues are estimated to increase at a CAGR of 18.5% from 2011–2015 (the forecast period). This could be primarily ascribed to the launch of ARCFlexTM products, which refer to integrated solutions for wireless Internet service providers, and delivering on price performance.

Cost of Goods Sold (COGS)

COGS primarily includes direct costs such as raw materials, production overheads and sales commissions. It is estimated at around 60% of revenues throughout the forecast period.

Operating Expenses

This segment comprises other costs such as monthly operational expenses, payroll & benefits, general & administrative, sales & marketing. Total operating expenses are projected to be 33% of revenues in 2012 and 36% for the remainder of the forecast period. Also, ARCW expects to incur an expense of $250,000 each in the form of consulting fees to QMT in 2012 and 2013.

EDITDA

The Company’s operating margins are expected to improve during the forecast period on higher revenue projections. With EBITDA at 7.0% in 2012, it is estimated to be 4.3% in 2015.

Projected Revenues	Projected Total Expenses

Capital Expenditure & Depreciation

According to the forecast provided by ARCW, CapEx is estimated to be around $150,000 per year for the maintenance of its asset base and investment in technological advancements. Addition of new assets has been accounted for depreciation over their remaining useful life on a straight line basis. It is appropriately taken for the new assets added to have an economic useful life of at least 5 years while existing assets have useful remaining life of 3 years.

Working Capital

To estimate working capital requirements from FY12–15, we analyzed industry standards and considered management guidance.

Trade Receivables have been calculated on the basis of revenues and are estimated to be ~45–48 days of sales outstanding until the exit period in FY15. Historically, trade receivables fluctuated from 53 days of sales outstanding in 2007 to 35 days in 2010 and 82 days in 2011.

Trade Payables are forecasted on the basis of cost of sales and direct costs, and are projected to be 50 days in 2012 and 55 days outstanding (corresponding to industry standards) until the exit period.

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ARC Wireless Solution, Inc. Valuation Analysis
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In 2007, outstanding days for trade payables were 43, increasing to 62 days in 2009 and 50 days in 2011.

Other Payables are projected on the basis of operating costs and are estimated to be 45 days outstanding (corresponding to industry standards) until the exit period. Outstanding days for other payables were calculated as 27 in 2007 and increased to around 80 days in 2011.

Inventory Turnover has been calculated in terms of cost of sales and is projected to be 50 days in 2012 and 55 days until the exit period. Inventory turnover increased from 77 days in 2007 to 126 days in 2009; however, it decreased to 32 days in 2011 on supplier issues, which resulted in a backlog of $1 million. The Company has a new product; however, the low inventory turnover is not sustainable and inventory turnover is expected to settle around 55 days (corresponding to industry standards).

Summary Income Statement (in USD)	Dec-12	Dec-13	Dec-14	Dec-15
	FY-F	FY-F	FY-F	FY-F
Revenues	6,175,463	6,058,467	6,275,509	6,526,529
Cost of Sales	3,698,078	3,635,080	3,765,305	3,915,918
Gross Profit	2,477,385	2,423,387	2,510,204	2,610,612
Gross Margin (%)	40.1%	40.0%	40.0%	40.0%

Operating Costs	2,045,067	2,161,696	2,272,292	2,333,234
EBITDA	432,318	261,691	237,911	277,378
EBITDA Margin (%)	7.0%	4.3%	3.8%	4.3%

Depreciation	90,667	120,667	150,667	105,000
Amortization	9,667	9,667	9,667	9,667
EBIT	331,985	131,358	77,578	162,711
EBIT Margin (%)	5.4%	2.2%	1.2%	2.5%

Interest & Finance Costs	0	0	0	0
PBT	331,985	131,358	77,578	162,711
PBT Margin (%)	5.4%	2.2%	1.2%	2.5%

Income Tax	0	0	0	0
PAT	331,985	131,358	77,578	162,711
PAT Margin (%)	5.4%	2.2%	1.2%	2.5%

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ARC Wireless Solution, Inc. Valuation Analysis
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Summary Balance Sheet (in USD)	Dec-12	Dec-13	Dec-14	Dec-15
	F	F	F	F
Cash & Cash Equivalents	11,092,483	11,187,599	11,254,794	11,356,674

Trade Receivables	759,278	790,920	825,272	858,283
Turnover (Days)	45	48	48	48
Inventory	505,202	547,752	567,375	590,070
Turnover (Days)	50	55	55	55
Other Current Assets	18,000	18,000	18,000	18,000
Current Assets	1,585,601	1,631,378	1,668,545	1,677,348

Other Operating Assets	6,000	6,000	6,000	6,000
Other Operating Assets	6,000	6,000	6,000	6,000

Fixed Assets (Gross)	2,748,000	2,898,000	3,048,000	3,198,000
(Accum. Depreciation)	2,461,667	2,582,333	2,733,000	2,838,000
Fixed Assets (Net)	286,333	315,667	315,000	360,000

Intangible Assets (Gross)	339,000	339,000	339,000	339,000
(Accum. Amortization)	232,667	242,333	252,000	261,667
Intangible Assets (Net)	106,333	96,667	87,000	77,333

Total Assets	12,773,630	12,962,605	13,073,441	13,266,360

Trade Payables	505,202	547,752	567,375	590,070
Turnover (Days)	50	55	55	55
Other Payables	251,443	266,510	280,146	287,659
Turnover (Days)	45	45	45	45
Other Current Liabilities	49,000	49,000	49,000	49,000
Current Liabilities	1,001,211	1,030,712	1,062,832	1,062,579

Paid in Capital	20,800,000	20,800,000	20,800,000	20,800,000
Retained Earnings	(8,832,015)	(8,700,657)	(8,623,079)	(8,460,368)
Shareholders' Equity	11,967,985	12,099,343	12,176,921	12,339,632

Total Liabilities	12,773,630	12,962,605	13,073,441	13,266,360

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ARC Wireless Solution, Inc. Valuation Analysis
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Cash Flow Statement (in USD)	Dec-12	Dec-13	Dec-14	Dec-15
	FY-F	FY-F	FY-F	FY-F
Net Profit After Tax	331,985	131,358	77,578	162,711
Depreciation	90,667	120,667	150,667	105,000
Amortization	9,667	9,667	9,667	9,667
Adjusted Operating Cash Profit	432,318	261,691	237,911	277,378

Trade Receivables	(19,278)	(31,642)	(34,352)	(33,011)
Inventory	(320,202)	(42,550)	(19,623)	(22,695)
Trade Payables	212,202	42,550	19,623	22,695
Other Payables	(110,557)	15,068	13,635	7,513
Changes in Working Capital	(237,836)	(16,574)	(20,717)	(25,498)

Cash Flow from Operations	194,483	245,117	217,194	251,880

Net (Purchase) / Sale of Fixed Assets	(150,000)	(150,000)	(150,000)	(150,000)
Cash Flow from Investment Activities	(150,000)	(150,000)	(150,000)	(150,000)

Interest & Finance Costs	0	0	0	0
Cash Flow from Financing Activities	0	0	0	0

Change in Cash & Cash Equivalents	44,483	95,117	67,194	101,880

Opening Cash & Cash Equivalents	11,048,000	11,092,483	11,187,599	11,254,794

Closing Cash & Cash Equivalents	11,092,483	11,187,599	11,254,794	11,356,674

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ARC Wireless Solution, Inc. Valuation Analysis
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Discounted Cash Flow

Our DCF analysis is based on financial forecasts provided by management for FY12–15. We conducted limited and high level review based on the reasonability of key assumptions used to develop the financial forecasts provided by management. Based on discussions with the management and our internal review of reasonability of forecasts, we found it appropriate to use the forecasts provided by the management. The table below describes the DCF analysis and equity value estimated from the Income Approach.

Discounted Cash Flow Statement (in USD)	Dec-12	Dec-13	Dec-14	Dec-15
	FY-F	FY-F	FY-F	FY-F
Revenues	6,175,463	6,058,467	6,275,509	6,526,529

Earnings Before Interest & Tax (EBIT)	331,985	131,358	77,578	162,711
Tax on EBIT	(124,494)	(49,259)	(29,092)	(61,017)
Earnings before Interest, but after Tax	207,491	82,099	48,486	101,694
Growth (%)	-130.3%	-60.4%	-40.9%	109.7%

Depreciation & Amortization	100,333	130,333	160,333	114,667
Change in Working Capital	(237,836)	(16,574)	(20,717)	(25,498)
Net Capital Expenditure	(150,000)	(150,000)	(150,000)	(150,000)
Free Cash Flow to Firm (FCFF)	(80,012)	45,857	38,103	40,863
Growth (%)	-87.4%	n/a	-16.9%	7.2%

Partial Year Adjustment	11,368

Free Cash Flow to Equity (FCFF)	(68,644)	45,857	38,103	40,863
Growth (%)	-89.2%	n/a	-16.9%	7.2%

Year Fraction	0.86	1.86	2.86	3.86
Present Value Factor	0.92	0.83	0.75	0.68

PV of FCFF	(62,978)	38,064	28,614	27,763

Furthermore, DCF analysis requires determining the value of certain assumptions for estimating the equity value. Key assumptions made for the forecast are as follows.

Cost of Capital or the Discount Rate

Discount rate is the rate of return that a willing financial buyer, acting rationally, would expect to receive from an investment to compensate the inherent risks involved and for the time value of money. This rate of return should also be acceptable to the willing seller with the same knowledge of facts, as explained in the fair market value definition. The cost of capital or discount rate for ARCW becomes the Weighted Average Cost of Capital (WACC), which is derived from the weighted average of equity and debt components. The formula for WACC is as follows:

WACC =

or, WACC = ,

Where, D is the total market value of Debt and E is the total market value of Equity.

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ARC Wireless Solution, Inc. Valuation Analysis
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Estimating COE

For estimating the Cost of Equity, we applied the widely used Capital Asset Pricing Method (CAPM) to build up the cost of equity for ARCW. The cost of equity under CAPM is generally calculated as:

CoE = Rf + β * (Rm – Rf)

Where, CoE is the Cost of Equity, Rf is the Risk-Free Rate or rate of return on 10-year US Treasury bonds, β is Beta of the company, Rm is Market Return and (Rm– Rf) is the Market Risk Premium.

Since the CoE arrived at using the standard CAPM equation (as mentioned above) fails to capture investment risks associated with small or early-stage company stocks, Aranca added Size Premium (SP) based on Ibbotson Associates’ study1. Lastly, Aranca added Company Specific Risk Premium (CSRP) to account for additional return that a prospective investor would expect to compensate for additional risks involved for investing in ARCW. Our determination of CSRP was based on the analysis of CSRP of guideline public companies using the total beta approach as well as qualitative analysis of various risks that the Company is exposed to (as detailed out in the ‘Risks’ section).

CSRP of guideline public companies derived using the total beta approach ranged between -0.12% and 11.31%, with the mean and median at 4.80% and 4.94%, respectively.

In addition, ARCW has recently launched a new product line (ARCFlexTM) and revenue growth prospects primarily depend on the acceptance of this product in the market. There is a significant risk of product acceptance. Moreover, technology risk needs to be factored in for the new product. Therefore, we selected a CSRP of 9.00%, higher than the median measure of selected companies, to reflect the additional risk.

Based on inputs of risk-free rate at 2.14%, beta at 1.09 (median value of the betas of guideline public companies at optimal leverage), market risk premium at 6.00%, size premium of 6.36% and CSRP of 9.00%, we determined a discount rate of 24.04%.

Cost of Equity Calculations	Mean
Risk Free Rate	2.14%	Bloomberg
Beta	1.09	Bloomberg
Equity Risk Premium	6.00%	2011 Ibbotson
Size Premium	6.36%	2011 Ibbotson
Company Specific Risk Premium	9.00%
Cost of Equity	24.04%

Cost of Debt

Furthermore, we analyzed cost of debt for guideline public companies and industry standards to obtain an estimate for ARCW.

Company Name	Cost of Debt
RF Monolithics Inc	2.48%
WPCS International Inc	0.47%
Alvarion Limited	5.32%
Calamp Corp.	1.18%
PC-Tel Inc	1.30%
Aviat Networks Inc	0.33%
Comtech Telecommunications Corp.	2.07%
Mean	1.88%
Median	1.30%
Quartile 3	2.28%
Considered	2.28%
Source: Bloomberg

1 Ibbotson Associates

Confidential	Page 27

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Debt-to-equity (D/E) ratio is used to calculate the levered beta for cost of equity. This is the target D/E ratio, which ARCW expects to achieve in the long term. The target ratio is a subjective value and considers various factors such as current D/E, target D/E and a company’s repaying capacity. Due to the small size and inaccessibility to public markets, debt at a low interest rate, vis-à-vis guideline public companies, may not be easily available to the Company. Thus, we selected the D/E ratio (below the industry average and above the current D/E) as the target D/E for ARCW. Consequently, the target D/E ratio is estimated to be 0.09.

Debt-to-Equity Ratio
D/E for Guideline Public Companies	0.11
Target D/E	0.09
Selected D/E	0.09
Source: Thomson Banker

Subsequently, the discount rate was estimated as WACC, including both equity and debt components, and acquired at the cost of capital equivalent to the cost of equity (calculated above) and cost of debt (derived above) at an optimally leveraged condition.

Weighted Avg. Cost of Capital (WACC)	Weights
Equity	0.92
Debt	0.08
WaCC	22.17%

Terminal Value

To arrive at the terminal value, we considered two approaches:

•	Gordon growth model

•	Exit multiple approach

Gordon growth method assumes a constant growth in cash flows until perpetuity. The model is more appropriate in case of companies with highly mature operations. Considering the growth projections, we believe ARCW would be in the second stage of growth during the forecast period and do not expect its operations to reach a mature stage by FY15; hence, we have not assumed a constant perpetual growth rate beyond this period. In our opinion, it would not be appropriate to use the Gordon growth method to arrive at the terminal value. We determined ARCW’s terminal value by applying an exit multiple based on guideline public companies’ trading multiples. We observed the range of EV/EBITDA, EV/Revenue and P/E multiples for guideline public companies prevailing as of the valuation date.

ARCW’s EBITDA margin is expected to be around 4.3% by FY15; there is scope for an improvement in margin, which would require additional time to stabilize. Also, the projection for EBITDA margin is well below that for selected guideline public companies. In such a case, revenue estimates have visibility and can be relied upon. We believe it is appropriate to apply the EV/Revenue exit multiple to calculate the terminal value. Historical EV/Revenue multiple for guideline public companies is mentioned below.

Confidential	Page 28

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Company Name	EV/Revenue
	2008		2009		2010		LTM
Phazar Corp.	0.2	x	0.7	x	1.0	x	0.6	x
RF Monolithics Inc	0.2	x	0.5	x	0.5	x	0.4	x
Wpcs International Inc	0.2	x	0.2	x	0.2	x	0.1	x
Relm Wireless Corp.	0.3	x	1.3	x	0.7	x	0.6	x
Alvarion Limited	0.3	x	0.4	x	0.2	x	NA
Meru Networks Inc	NA		NA		2.5	x	0.3	x
Calamp Corp.	0.4	x	1.0	x	0.8	x	1.0	x
PC-Tel Inc	0.4	x	0.8	x	0.7	x	1.0	x
Aviat Networks Inc	0.0	x	0.6	x	0.4	x	0.2	x
Ceragon Networks Limited	0.5	x	1.9	x	1.4	x	0.8	x
Comtech Telecommunications Corp.	NA		NA		NA		0.7	x
Mean							0.6	x
Median							0.6	x
Quartile 1							0.4	x
Quartile 3							0.8	x

Source: Thomson Banker

Notes:

(1) Av. share price for 30 days ended on 02/21/2012

(2) Long-term EPS growth rate represents data for five years

(3) All multiples calculated for calendar year

The current LTM EV/Revenue trading multiple of guideline public companies is in the range of 0.1x–1.0x, with quartile 1 and quartile 3 measures of 0.4x and 0.8x, respectively.

As stated above, ARCW is smaller vis-à-vis guideline public companies, its new ARCFlexTM range of products are yet to be widely accepted in the market and EBITDA margin is expected to be much lower and is not likely to stabilize throughout the forecast period. Consequently, we applied an exit multiple of 0.3x (lower than quartile 1) to the revenue estimate for financial year 2015 to determine the terminal value of ARCW’s equity.

Terminal Value Calculation
Revenue FYE 31-Dec-15	$6,526,529
EV/Revenue Multiple Exit Year	0.30
Terminal Value	$1,957,959

Equity Value

FCFF considered in the analysis is calculated by considering post-tax profits. However, since ARCW has unutilized NOLs, it would enjoy tax savings by setting these against profits in certain future years, the value of which needs to be determined separately. Based on financial forecasts, we estimated the tax savings the Company would enjoy year-on-year. These were then discounted to their present values to arrive at the value of NOLs.

Both FCFF for the explicit forecast period and terminal value were discounted to their present values at the valuation date by applying WACC as the discount rate determined above. The present value of NOLs was then added to arrive at the Enterprise Value. Thereafter, the outstanding debt as of the valuation date was deducted and the current balance of cash and cash equivalents as of the valuation date was added to the resultant figure to derive ARCW’s Equity Value.

Confidential	Page 29

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

The net of the present value of FCFF, terminal value, outstanding debt and current cash equivalents resulted in ARCW’s Equity Value of $12.43 million. We assigned 90% weightage to this method in the final determination of the Company’s Equity Value.

Equity Value
PV of FCFF	31,463
Terminal Value of Enterprise	1,957,959
PV Factor	0.44
PV of Terminal Value	852,397
PV of Net Operating Losses	509,584
Enterprise Value	1,393,443
Total Debt	0
Current Cash & Cash Equivalents	11,036,632
Total Equity Value	12,430,076

Valuation Range

We also performed sensitivity analysis of DCF valuation based on the key variables of the valuation metrics such as cost of capital (WACC) and exit multiples.

Sensitivity Table

		Exit Multiple
		0.27	0.30	0.33
	24.4%	12,318,086	12,403,326	12,488,565
WACC	22.2%	12,344,836	12,430,076	12,515,315
	20.0%	12,374,140	12,459,379	12,544,619

Under sensitivity analysis, the equity value has been estimated to be $12.32 million–$12.54 million.

Valuation Range	Low	High
Discounted Cash Flow	$12,318,086	$12,544,619

Confidential	Page 30

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Guideline Public Companies Trading Multiple Method

ARCW is a provider of high quality and cost-effective wireless network components and wireless network solutions. While applying guideline companies’ trading multiples for the valuation of privately-held companies, the selection of representative public companies is the most important step. Based on our research, discussions with the management, and review of databases such as Bloomberg and Reuters, we initially shortlisted 19 public companies listed on US exchanges mainly operating in the wireless communications, communication equipment and telecommunication industries.

Each of the initially shortlisted companies were analyzed for comparability to ARCW based on various parameters such as business line, market share, revenue model, size of operations, and development stage. Based on the analysis discussed above, we considered 8 companies listed below (‘guideline public companies’) for our valuation analysis:

•	RF Monolithics Inc.

•	RELM Wireless Corp.

•	Meru Networks Inc.

•	Calamp Corp.

•	PC-Tel Inc.

•	Aviat Networks Inc.

•	Ceragon Networks Limited

•	Comtech Telecommunications Corp.

We compared the business models and product offerings of these companies with ARCW for identifying the closest guideline comparable company. Furthermore, the Company’s operating margins is a cause for concern during the forecast period and is dependent on the success of the new product; we considered the EV/Revenue forward multiple as a better indicator for arriving at the fair value for ARCW.

We observed that the Company’s revenues are expected to increase 86% in FY12 due to the anticipated acceptance of its new product. Moreover, there is high uncertainty in the revenue forecast for FY13 and beyond. Subsequently, we considered the revenue multiple for 2012 in the analysis, as ARCW has better visibility and certainty of financial results.

Company Name	EV ($ mn)	EV/Revenue				y-o-y growth		Operating margin %
		2012		2013		2012	2013	2012	2013
RF Monolithics Inc	14	0.4	x	0.4	x	8%	10%	5%	n.a.
RELM Wireless Corp.	15	0.6	x	n.a		12%	n.a.	10%	n.a.
Meru Networks Inc	32	0.3	x	0.3	x	12%	25%	-25%	-15%
Calamp Corp.	122	0.8	x	0.8	x	11%	4%	10%	11%
PC-Tel Inc	73	0.8	x	0.7	x	15%	15%	13%	15%
Aviat Networks Inc	88	0.2	x	0.2	x	-1%	4%	6%	4%
Ceragon Networks Limited	307	0.6	x	0.5	x	27%	13%	10%	6%
Comtech Telecommunications Corp.	390	0.9	x	1.0	x	-24%	-6%	16%	19%

Source: Thomson Banker

Notes:

(1) Average share price for 30 days ended on 02/21/2012

(2) Long-term EPS growth rate represents data for five years

(3) All multiples calculated for calendar year

The EV/Revenue forward trading multiple of guideline public companies is expected to be 0.2x–0.9x in FY12 with a quartile 1 value of 0.4x and quartile 3 value of 0.8x.

Confidential	Page 31

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Furthermore, we analyzed guideline public companies’ financial results and other quantifiable parameters such as revenue size, asset size, growth rates and profitability metrics which indicated the following.

•	Size: Guideline public companies have an enterprise value of $4–390 million. Similarly, the market capitalization for these companies ranges from $6–664 million. As of the valuation date, ARCW’s market capitalization was around $10.8 million, indicating the Company to be at the lower end of the size spectrum.

•	Revenue growth: The Company’s compounded two-year revenue growth rate is expected to be around 25% from 2010–2012 (depending on the acceptance of the new product), higher than the guideline public companies’ average and median growth rate of 6% and 5%, respectively, during the same period.

•	Profitability: ARCW recorded EBITDA margins of -7.4% in FY10 and -14.7% in FY11. Similarly, some of the guideline public companies have recorded negative margins and registered an average operating margin of -30% for FY11 which is likely to improve significantly in FY12.

ARCW’s revenues are projected to grow at a higher rate, while that for operating margins is likely to be lower. Revenue for FY12 and beyond is highly uncertain and depends upon the response for its new product. Therefore, we selected an EV/Revenue multiple near the lower end (quartile 1) of that for guideline public companies. Aranca considered an EV/Revenue multiple of 0.25x to arrive at ARCW’s Enterprise Value in FY12.

Currently, the Company has zero outstanding debt. We added a cash balance of around $11.04 million to the EV to arrive at an Equity Value of $12.58 million under this methodology.

Company Name	EV/Revenue
	2012
Multiple Selected	0.3	x
Revenue Measure	6,175,463
Enterprise Value	1,543,866
Add: Cash	11,036,632
Less:- Debt	0
Equity Value	$12,580,498

Valuation Range

We also performed sensitivity analysis of the guideline public companies valuation approach based on the forward FY12 EV/EBITDA Trading Multiple.

Valuation Range	Low		High
Multiple	0.23	x	0.28	x
Equity Value (GPC Trading Multiples)	$12,426,111		$12,734,885

The above sensitivity analysis exhibits the GPC Equity value to be in the range of $12.43 million –$12.73 million.

Confidential	Page 32

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Historical Equity Value Analysis

Aranca reviewed the historical trading prices for shares of ARCW common stock for the one-year, 90 days and 30 days period started February 22, 2011. The one-year, 90 days and 30 days average market cap was used to determine and analyze the implied equity value for the company. The above analysis resulted in a one-year, 90 days and 30 days average implied equity value of $9.03 million, $9.74 million and $10.70 million respectively.

ARCW Price-Volume Chart

Source: Thomson Banker

Thereafter, we analyzed various parameters including the share price movement and the share trading pattern and our observations are:

•	The Company’s stock surged 25% on the NASDAQ in past two months, with the introduction of the new product range. However, the market traction garnered on the new products in the past couple of months is not public information as of now and we believe this pre-market information has not been factored in the current traded share price and the resultant market cap. Therefore, the share price should increase in the near future.

•	Historically ARCW’s market cap has been lower than cash value and also, ARCW’s shares have traded lower than the intrinsic value of the stock due to narrow trading volumes and relatively lower liquidity. Therefore we believe that an adjustment is required to reverse the impact of historically lower liquidity levels of the stock.

Based on the factors mentioned above we believe the historical implied equity value fails to capture the future growth prospect of the company. Therefore we decided not to consider this analysis in the calculation of the final equity value for ARCW.

Confidential	Page 33

ARC Wireless Solution, Inc. Valuation Analysis
April 06, 2012

Final Valuation

According to USPAP guidelines, an appraiser needs to follow more than one valuation approach to estimate the value of one asset for the purpose of increased confidence and sanity check. In this analysis, we have considered two valuation approaches: Income Approach (DCF) and Market Approach (guideline public companies).

Finding public companies that can be considered closely comparable to ARCW, which has undertaken restructuring initiatives and is launching a new product, is difficult. Also, most guideline public companies’ business model is more diversified; furthermore, they have a longer operating history and are in the advanced stages of development vis-à-vis ARCW. Discounted cash flow (DCF) valuation is more appropriate to measure the Enterprise Value as it adjusts the Company’s cash flow generating capability for the inherent risk. Nevertheless, to a certain extent, guideline public companies are reasonably comparable as they face similar risks and rewards, and industry factors; hence, we have assigned some weightage to the Market Approach (Relative Valuation) in the analysis. Market Approach provides a benchmark to measure the multiples for Income Approach (DCF) and Market Approach (GPC) to arrive at the firm’s Enterprise Value.

After considering all of the relevant factors described above, we assigned 90% weightage to the value estimated from DCF and 10% weightage to the value estimated from guideline public companies. As of the date of valuation and as a point estimate, the FMV of ARCW’s equity is $12.45 million.

Particulars	Equity Value	Weight
Income Approach - Discounted Cash Flow	$12,430,076	90%
Market Approach - Trading Multiple Analysis	$12,580,498	10%
Historical Implied Equity Value Analysis	$9,033,763	0%
Concluded Equity Value	$12,445,118

The concluded equity value of $12.45 million with 3,096,446 shares of common stock outstanding translates into a value of $4.02 per share.

Concluded Valuation Range

Valuation Range	Low	High
Equity Value	$12,328,889	$12,563,646
Price per share	$3.98	$4.06

Also, the sensitivity analysis indicates the FMV of ARCW’s equity is $12.33 million – 12.56 million, i.e., per share equity value is around $3.98–$4.06.

Confidential	Page 34

Quadrant Metals Technologies LLC Valuation Analysis
April 06, 2012

Quadrant Metals Technologies LLC

COMPANY OVERVIEW

Background and Brief History

Quadrant Metals Technologies LLC (QMT), incorporated on March 1, 2011 under the laws of the State of Delaware, is a holding company with significant ownership in several manufacturing businesses. The Company does not have any operations of its own. It holds a majority stake in FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC, and Tubefit LLC. QMT’s ownership in the subsidiary companies has increased since the execution of the acquisition. The current ownership details are:

QMT acquired a 90% ownership in General Flange & Forge LLC on March 1, 2011. General Flange & Forge LLC started its operations on March 1, 2011 and acquired assets of General Flange & Forge, Inc. on April 18, 2011. QMT originally acquired 85% ownership of Tekna Seal LLC (on May 01, 2011) and FloMet LLC (on June 30, 2011) and increased its ownership to current stake of 94.15% in Tekna Seal LLC and 95.64% in FloMet LLC. The Company, in partnership with Roger Mehok, formed Tubefit LLC on November 1, 2011, wherein it holds 90% ownership.

Confidential	Page 35

Quadrant Metals Technologies LLC Valuation Analysis
April 06, 2012

Management

Robert L. Marten, President and CEO

Mr. Marten is President and CEO of QMT. He also serves as President and CEO of FloMet LLC, and CEO of General Flange & Forge LLC and Tubefit LLC. Prior to joining FloMet in 2006, he was President and CEO of Thixotech, Inc. and Waukesha Foundry, Inc., and Chairman of the boards of Waukesha Foundry and Sivyer Steel. Mr. Marten spent 13 years with Zenith Sintered Products, Inc. /GKN Sinter Metals (1987–2000) in a number of positions of increasing responsibility, including Chief Operating Officer with full day-to-day general management activities. He managed the transition to new ownership when the company was acquired by GKN in late 1999 and held the position of Chief Operating Officer, Wisconsin Operations with this first-tier automotive supplier. Mr. Marten has BBA and MBA degrees from the University of Wisconsin–Madison.

Norma Caceres, Vice President Administration and CFO (QMT and FloMet)

Ms. Caceres joined FloMet in November 2010 and brings with her over 18 years of diverse accounting, auditing and financial reporting experience. In her current role, she also provides leadership in Information Systems and Human Resource areas. For the 10 years prior to joining FloMet, Ms. Caceres served as Finance Manager at the Greater Orlando Aviation Authority with compliance and financial reporting responsibilities. She was also part of the internal audit team in her early years at the Authority, where she reviewed and provided guidance for implementation and improvement of internal control procedures. At the public accounting level, Ms. Caceres has provided comprehensive services, including audits, reviews, compilations and taxes, to companies in a variety of industries. She is a licensed Certified Public Accountant since 1997 and member of the American Institute of Certified Public Accountants, Florida Institute of Certified Public Accountants, and Certified Public Accounting Society of Puerto Rico. Ms. Caceres earned her Bachelor’s degree in Business Administration in Accounting from the University of Puerto Rico and Master’s from Florida Metropolitan University. She is currently a member of the Board of Directors of the Deland Chamber of Commerce.

Confidential	Page 36

Quadrant Metals Technologies LLC Valuation Analysis
April 06, 2012

VALUATION ANALYSIS

Equity Value Determination

QMT, on a standalone basis, does not have operations of its own. It acts as a holding company for operations through its subsidiaries (FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC, Tubefit LLC). In our understanding, a prospective investor would evaluate investment in QMT based on expected returns and associated risks on the basis of the continued future operations of its subsidiaries. Accordingly, we have valued QMT’s Equity Value on the ‘going-concern’ basis of its holding companies.

As part of the transaction, Aranca conducted valuation analysis of QMT on a standalone basis to arrive at the concluded Equity Value for the Company. The Value of investment for QMT as a holding Company was thus derived on a sum-of-the-parts (SOTP) basis as QMT on a standalone basis does not have operations of its own and acts as a holding company for operations through its subsidiaries. This value of investment derived using SOTP was adjusted for QMT’s liabilities and assets using the asset approach (on a standalone basis) to arrive at the Equity Value at a consolidated level.

Aranca conducted valuation analysis of each subsidiary independently and corresponding to QMT’s ownership stake in each subsidiary. Finally, Aranca conducted a sensitivity analysis to arrive at a valuation range for QMT’s Equity Value

Sum-of-the-Parts Valuation

QMT’s subsidiaries are into related but different businesses:

•	FloMet LLC manufactures precision, miniature components utilizing its proprietary, metal injection molding (“MIM”) process.

•	Tekna Seal LLC is a custom manufacturer of hermetic seals, specializing in glass-to-metal hermetic seals.

•	General Flange & Forge LLC manufactures flanges in carbon steel, stainless steel and alloys.

•	Tubefit LLC is a distributor of carbon steel flanges and fittings for wholesalers and distributors across South Central US.

The application of a single valuation method/ratio to all its subsidiaries would be inappropriate. Therefore, we valued these subsidiaries separately and added the values of the individual subsidiaries together (sum-of-the-parts valuation). Each subsidiary is valued using a different valuation approaches appropriate for the individual subsidiaries. The relevant valuation approach used depends on the individual subsidiary's growth prospects, fundamental strength, and risk involved in the business. The subsidiaries’ equity value was adjusted for the ownership stake of QMT to arrive at the holding level Gross Value of Investment.

Subsidiaries	Gross Value of investment	Direct Stake (%)	Value of Investment
FloMet LLC	$32,934,280	95.64%	$31,497,283
Tekna Seal LLC	$18,773,798	94.15%	$17,674,887
General Flange & Forge LLC	$6,235,784	90.00%	$5,612,206
Tubefit LLC	$2,824,366	90.00%	$2,541,929
Gross Value of Investment	$60,768,228		$57,326,305

The Gross Value of Investment arrived at the consolidated level from the ownership stakes in the subsidiaries for QMT as of the date of valuation and as a point estimate is estimated at $57.33 million. This value of investment was adjusted for QMT’s liabilities and assets using the asset approach (on a standalone basis) to arrive at the QMT’s Equity Value.

Confidential	Page 37

Quadrant Metals Technologies LLC Valuation Analysis
April 06, 2012

Adjustments for holding company’s asset and liabilities	Concluded Equity Value
Gross Value of Investment		$57,326,305
Total Debt as of 02/29/2012	$2,050,413
Quadrant Consulting agreement pay-out as of 02/29/2012	$838,000
Current Liabilities as of 02/29/2012	$(284,057)
Total Liabilities		$2,604,356

Cash Balance as of 02/29/2012	$143,032
Current Assets as of 02/29/2012	$42,327
Other Assets as of 02/29/2012	$(755,492)
Total assets		$(570,133)

QMT Equity value		$54,151,815

Consequently, QMT’s Equity value as of the valuation date after adjusting for QMT’s liabilities and assets is estimated at $54.15 million.

Transaction Covenants

As per the Membership Interest Purchase Agreement executed on April 06, 2012, the QMT LLC equity value at the consolidated level derived using SOTP is to be adjusted for:

1)	Non-Cash Working Capital Requirement: “Non-Cash Working Capital of the Company on the Closing Date to be greater than 20% of the trailing twelve months (TTM) Net Sales of the Company, as determined as of the most recent calendar month-end prior to the Closing Date.”

2)	Cash Covenant: “In the event that the Company (consolidated QMT LLC) is delivered to the Acquirer (ARCW) with more than an aggregate of $250,000 in cash in Company accounts on the Closing Date, the Acquirer shall not later than three business days thereafter promptly deliver the balance of any and all funds in excess of such amount to the Sellers, in cash, in each such case proportionate to the respective percentage for each such Seller as set forth on the Allocation Schedule.”

Adjustments

Non-Cash Working Capital

Aranca analyzed and calculated the Non-Cash Working Capital as a percentage of trailing twelve month Net Sales (most recent calendar month-end prior to the Closing Date) based on February 29, 2012 financials. The Non-Cash Working Capital as a percentage of trailing twelve month Net Sales is about 22.8%.

Analysis of the Non-Cash Working Capital Requirement
Minimum percentage of Non-cash WC percentage of the TTM Net Sales	20.0%
QMT LLC consolidated Non-cash Working capital	$6,736,143
QMT LLC consolidated TTM Net sales	$29,568,321
Ratio of Non-cash Working Capital to Net sales	22.8%

As the percentage conforms to the required condition of minimum 20.0%, Aranca has not made any adjustments for this covenant.

Cash Covenant

Aranca adjusted the QMT LLC consolidated cash and cash equivalents to conform to the Cash covenant. The target cash required when the Company (consolidated QMT LLC) is delivered to the Acquirer (ARCW) at QMT LLC consolidated is $250,000; the remaining cash is to be distributed to the Sellers. For the purpose of cash distribution, Aranca calculated the cash and cash equivalents owned by QMT at consolidated level in the subsidiaries based on the ownership stake. The minimum cash requirement of $250,000 at the QMT consolidated level is contributed by QMT entities (subsidiaries and the QMT standalone) according to the cash owned by QMT in them. Subsequently the remaining cash is distributed by QMT’s subsidiaries to their shareholders.

Confidential	Page 38

Quadrant Metals Technologies LLC Valuation Analysis
April 06, 2012

Cash distribution calculation:

Cash Distribution	Cash and Cash Equivalents	Direct Stake(%)	QMT owned Cash	Cash contribution	Cash Distribution after adjustments
FloMet LLC	$1,004,308	95.64%	$960,488	$100,188	$860,300
Tekna Seal LLC	$931,184	94.15%	$876,678	$91,446	$785,232
General Flange & Forge LLC	$453,025	90.00%	$407,722	$42,529	$365,193
Tubefit LLC	$9,768	90.00%	$8,791	$917	$7,874
QMT LLC	$143,032	100.00%	$143,032	$14,920	$128,112
Gross Value of Investment	$2,541,317		$2,396,711	$250,000	$2,146,711

The cash distributed after complying with the minimum cash requirement totals $2.15 million.

QMT LLC consolidated	Concluded Equity Value
Equity value	$54,151,815
Cash Distribution	$2,146,711
Concluded Equity Value	$52,005,104

The Net Equity Value as of the date of valuation and as a point estimate is estimated at $52.00 million with 37,445 units of common stock outstanding translates into a value of $1,389 per share.

Equity Value Per Share
Distributable Equity Value	$52,005,104
QMT Total Units O/S	37,445
Equity Value per unit	$1,389

Confidential	Page 39

Quadrant Metals Technologies LLC Valuation Analysis
April 06, 2012

Valuation Range

Sensitivity analysis performed on the subsidiaries’ equity value exhibits that QMT’s Value of Investment (prior to adjustment of QMT standalone asset and liabilities) falls within the range of $55.38–63.41 million.

	Valuation Range
Subsidiaries	Low	High
FloMet, LLC	$30,532,478	$35,053,457
General Flange & Forge LLC	$5,203,539	$6,037,958
Tekna, LLC	$17,328,052	$19,535,951
Tubefit, LLC	$2,316,607	$2,779,935
Total Value of Investments	$55,380,676	$63,407,300

Subsequent to the assets and liabilities for adjustments for QMT standalone financials and the cash distribution QMT’s Net Equity value falls in the range of $48.21 million – 55.98 million.

	Valuation Range
Concluded QMT Equity Value	Low	High
Total Equity Value	$53,535,934	$61,303,649
Liabilities	$2,604,356	$2,604,356
Assets	$(570,133)	$(570,133)
Concluded Equity Value	$50,361,445	$58,129,160

Cash adjustments
Concluded Equity Value	$50,361,445	$58,129,160
Cash distributed	$2,146,711	$2,146,711
Net Equity value	$48,214,734	$55,982,449

Accordingly, per unit equity value for QMT on a consolidated basis lies in the range of $1,288 – 1,495.

	Valuation Range
Net Equity Value Per Share	Low	High
Distributable Equity Value	$48,214,734	$55,982,449
QMT Total Units Outstanding	37,445	37,445
Net Equity Value Per Unit	$1,288	$1,495

Confidential	Page 40

QMT – FloMet LLC Valuation Analysis
April 06, 2012

Subsidiary I Analysis - FloMet LLC

COMPANY OVERVIEW

Background & Brief History

FloMet LLC (“FloMet” or the “Company”), established in 1990 and headquartered in Deland, Florida, is a manufacturer of precision, high-volume metal components through the Metal Injection Molding (MIM) process. The Company operates through its 40,000 square foot (ISO 9001-2008-certified) state-of-the-art facility. FloMet is compliant with FDA ISO 13485 and Aerospace AS9100 standards.

MIM technology is increasingly being used to manufacture high-volume miniature metal components that require specialized material properties or complex design. FloMet’s MIM technology, which has been in use for more than 15 years, is cost-effective, fast and reliable relative to all other fabrication methods available in metal working. FloMet has affiliations with several organizations such as Metal Powder Industries Federation, Tekna Seal LLC, Injectamax, Volusia Manufactures Association, Metal Injection Molding Association and DeLand Chamber of Commerce.

FloMet’s revenues declined from $15.07 million in FY08 to $13.75 million in FY11, representing a CAGR of around -3%. The fall can be ascribed to lower demand due to the global economic recession during 2008–2010. The Company’s EBITDA also fell over 50% from $5.13 million in FY08 to $2.06 million in FY11.

Product and Technology Overview

The MIM process integrates the benefits of plastic injection molding with the properties of metal. The method is ideal for high volume production of metal parts with complex geometries or high tolerances. MIM parts can be made from a wide variety of metals and alloys to achieve the exact properties required for an individual application. MIM is a viable alternative to traditional manufacturing processes and offers advantages such as better production costs, greater design freedom, miniature and micro-miniature sizes, closer tolerances, thin cross sections, speed, high density, consistency, minimal secondary options, part consolidation, fast turnaround, custom process, high yield, and a green process.

Technology - The MIM Process

Four stages of the MIM process are as follows:

Feedstock formulation	Molding	Debinding	Sintering
Preparing granular form of metal mixture	Feeding feedstock into injection molding machines and molding parts after heat treatment and cooling	Removing binder either thermally or chemically to form a “brown part”	Heating brown part to form a solid metal part that is 98% dense and meets the desired design specifications

Solutions

FloMet offers various solutions required for the manufacture of custom parts. The Company offers the following solutions:

Solutions	Description
Parts Manufacturing

FloMet manufactures metal/alloy parts using its MIM technology. Products are used for applications in many industries and applications, such as:

•  Medical devices & surgical instruments: endoscopic instruments

•  Orthopedics: implantable, brackets, braces, instruments

•  Computers: disk drive components

•  Aerospace: aircraft parts

Electromagnetic Shielding	FloMet offers solutions for EMI by providing custom EMI and magnetic shields by matching the geometry and size of the required package or sensor.

Thin Wall	The Company can produce components for various applications (such as minimally invasive surgical devices with thin walls that range between .010" and .015" over .300" lengths, and .0045" thickness over lengths less than .100”). This provides a better alternative for customers—other MIM processes are capable of producing thin walls between .020" and .040".

MIM Design Partner	FloMet also assists customers in the product design phase, with recommendations such as material or alloy selection for achieving the required product specification.

MIM Materials & Alloys	The Company offers MIM materials required for the manufacture of various parts (depending upon customer requirement). The Company has patented nickel-free stainless steel, the only such product in the MIM industry.

Turnkey Solutions	FloMet offers few MIM-related turnkey solutions for secondary operations. These are machining, ultrasonic cleaning, surface finishing, heat treatment, laser welding and passivation.

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Markets and Customer Base

The Company currently manufactures metal parts for industries ranging from medical devices to firearms. Customers with the highest revenue contribution are Covidien, Carefusion, Starkey, BSCI and 3M Unitek. The Company serves the following industries:

Healthcare:

•	Medical devices & surgical instruments: endoscopic instruments

•	Orthopedics: implantable, brackets, braces, instruments

•	Health & hearing: hearing aids

•	Dental/orthodontic: brackets, buccal tubes

Other Industries:

•	Computers: disk drive components

•	Electrical: connectors, switches

•	Fiber optics: connectors

•	Industrial: air knives, brackets

•	Aerospace: aircraft parts, components

•	Locks: lock cylinders, bolts, sidebars

•	Telecommunications: fiber optic switch boxes, hermetically sealed boxes

•	Automotive: steering columns, seating mechanisms, solenoids, fuel injectors

•	Hardware & appliance: driver tips

•	Marine: fasteners, brackets, latches

•	Firearms: triggers, sights, safety catches, seer blocks

•	Hand tools: guards, fasteners

Of these, the medical devices industry records the highest sales, followed by the orthodontics and health sectors.

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Management

Robert L. Marten, President and CEO

Mr. Marten is President and CEO of FloMet. He also serves as President and CEO of QMT and CEO of General Flange & Forge LLC and Tubefit LLC. Prior to joining FloMet in 2006, he was President and CEO of Thixotech, Inc. and Waukesha Foundry, Inc., and Chairman of the boards of Waukesha Foundry and Sivyer Steel. Mr. Marten spent 13 years with Zenith Sintered Products, Inc. /GKN Sinter Metals (1987–2000) in a number of positions of increasing responsibility, including Chief Operating Officer with full day-to-day general management activities. He managed the transition to new ownership when the company was acquired by GKN in late 1999 and held the position of Chief Operating Officer, Wisconsin Operations with this first-tier automotive supplier. Mr. Marten has BBA and MBA degrees from the University of Wisconsin–Madison.

Norma Caceres, Vice President Administration & CFO

Ms. Caceres joined FloMet in November 2010 and brings with her over 18 years of diverse accounting, auditing and financial reporting experience. In her current role, she also provides leadership in Information Systems and Human Resource areas. For the 10 years prior to joining FloMet, Ms. Caceres served as Finance Manager at the Greater Orlando Aviation Authority with compliance and financial reporting responsibilities. She was also part of the internal audit team in her early years at the Authority, where she reviewed and provided guidance for implementation and improvement of internal control procedures. At the public accounting level, Ms. Caceres has provided comprehensive services, including audits, reviews, compilations and taxes, to companies in a variety of industries. She is a licensed Certified Public Accountant since 1997 and member of the American Institute of Certified Public Accountants, Florida Institute of Certified Public Accountants, and Certified Public Accounting Society of Puerto Rico. Ms. Caceres earned her Bachelor’s degree in Business Administration in Accounting from the University of Puerto Rico and Master’s from Florida Metropolitan University. She is currently a member of the Board of Directors of the Deland Chamber of Commerce.

Ashley Nichols, Vice President, Engineering and Technology

Mr. Nichols started his career at FloMet in 2007 as Materials Engineer, working on new materials and processes. He was promoted to Vice President of Engineering and Technology in 2010, with responsibilities of engineering and new product development, materials technology, and technology transfer from business acquisitions. Mr. Nichols served as Materials Engineer at Honda R&D’s Research division for eight years (1999–2007), including one year as an expatriate in Japan. He graduated from Carnegie Mellon University with a BS in Material Science Engineering and minors in Electronic Materials and Industrial Management. Mr. Nicholas is currently pursuing an MBA from the University of Florida.

Thomas K. Houck, Vice President, Manufacturing

Mr. Houck joined FloMet LLC in September 2009 and is currently Vice President of Manufacturing. Prior to this, he served as Chief Operating Officer of Cloyes Gear & Products, Inc. with manufacturing responsibilities at eight global locations. From June 1999 through January 2007, Mr. Houck held a series of positions of increasing responsibility with Metaldyne Sintered Components, a tier-one automotive components supplier. He started his career at Metaldyne as Plant Manager for the North Vernon, IN facility and was later promoted to Director of Operations for the company’s US and Asia operations, including facilities in North Vernon, IN; Ridgway, PA; St. Mary’s, PA; Suzhou, China and Pyeongtaek, South Korea. Mr. Houck attended the School of Business at the University of Wisconsin.

Kristen Karl Hedstrom, Manufacturing Engineering Manager

Mr. Hedstrom became Manufacturing Engineering Manager at FloMet LLC in January 2011.  He has over 20 years of engineering management experience with global leading companies, including Maytag and CHEP. Mr. Hedstrom holds a BS in Mechanical Engineering from Colorado State University and is the inventor of record of 29 patents.

Daniel Anastis Tasseff, Director of Sales and Marketing

Mr. Tasseff became Director of Sales and Marketing in 2007. He joined FloMet LLC as Manufacturing Manager in 1996 and was promoted to Medical Products Manager in 2004. Prior to this, he worked for Command Medical Products, a privately held medical device manufacturer, as Project Manager in 1989 and Director of Manufacturing in 1990 before being promoted to Vice President in 1994. Mr. Tasseff has also worked in the plastics industry as a manager in purchasing, and quality assurance. He earned his BA from Kent State University in 1981.

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Risks

FloMet faces the following key risks and challenges that it needs to address to continue growing at reasonable level.

Competition: Competition is rising as several new players are entering the industry to tap the growth potential of the MIM technology. Currently, many private companies manufacture custom parts by employing the MIM process. Any of these companies may come up with a better technology, thereby negatively affecting FloMet’s competitive position.

Intellectual property: FloMet currently holds patents for technologies related to metal injection molded 316L duplex stainless steel and nickel-free stainless steel. These patented materials are used for the manufacture of metal parts. Any event of litigation or invalidation of the Company’s IP may dent the sales of parts manufactured by the Company.

Customer segment concentration: Most of the Company’s revenue (~75%) is derived through two customer segments: medical devices and orthodontics. Any impact on the growth of these industries or changes in regulatory affairs can potentially damage the Company’s sales performance.

Macroeconomic factors: FloMet’s revenues declined during 2008–2010 due to the global economic recession. The Company offers its products for commercial and industrial use. Thus, bleak economic performance in the future may lead to a decline or very small growth in the Company’s revenues.

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INDUSTRY OVERVIEW

FloMet manufactures complex metal components for use in industries such as medical devices, dental, firearms, automotive, aerospace and electronics. The Company’s performance is directly linked with the demand for metal components in these industries. Manufacturing of metal components is carried out through a variety of metal working processes, such as casting, forging, machining and powder metallurgy. FloMet manufactures complex metal components using its proprietary Metal Injection Molding (MIM) process, which is a part of powder metallurgy. It can be concluded that the Company broadly caters to the powder metallurgy market. More specifically, FloMet caters to the market for metal components manufactured through the MIM process.

Powder Metallurgy and Metal Injection Molding (MIM) Market

Demand for metal components manufactured from the powder metallurgy process has been constantly increasing. Globally, this market grew from $9.7 billion in 2009 to over $10 billion in 2010 (according to BCC Research). Manufacturing of metal components (parts) through powder metallurgy can be done either through sintering and metal injection molding.

Global Parts (Powder Metallurgy) Market Trend

Source: Powder Metallurgy: Technologies and Global Markets, BCC Research, September 2010

* Figures in $ Billions

‘The market for parts in powder metallurgy grew 3.1% during 2009 and 2010’

According to BCC Research, the powder injection molding market comprises two segments: metal injection molding and ceramic injection molding. Globally, the market was valued at around $1.38 billion in 2009—the MIM segment formed ~71% (or $984.9 million) of the market. According to the global industry analysts, the powder injection molding market (comprising metal and ceramic injection moldings segments) is expected to grow to $3.7 billion by 2017. This growth is likely to be fuelled by factors such as capacity requirements in key end-use markets and channeling of investments by manufacturers for achieving global competitiveness. Also, the demand for metal and ceramic injection molding is closely linked to the health of the consumer, telecommunications, electronic, dental, automotive and aerospace industries.

Drivers

Key drivers for the powder injection molding industry, in general, are listed below:

•	Growing trend towards miniaturization

•	Developing new components with greater mechanical strength

•	Rapid industrialization in developing markets such as China

•	Rapid technological advancement in Asia

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Competitive Landscape

The following table illustrates the competitive landscape in the manufacturing process of metal parts using different metal work technologies.

Particulars	Casting	Forging	Machining	Powder Metallurgy

Technology Description	The process involves melting a metal, pouring the molten metal into a mold and cooling it without any external force. The metal on cooling acquires the shape of container.	The process involves shaping of metals using compressive forces.	The process involves shaping of metal by removing materials to form the final shape.	The process involves manufacturing powder of materials, blending and compacting it into desired shape, and then heating to bond the material together. MIM is a type of powder metallurgy.

Leading Active Players	Metal Technologies Inc., Castings PLC, American Metal & Technology, Inc., Chamberlin plc	Bharat Forge Ltd., Arro Forge Inc., Forgings & Stampings Inc., Nova Forge Corp.	American Metal & Technology Inc., Precision Machine Works Inc., US Machining, Byars Machine Company, Inc.	Advanced Material Technologies, Egide UK, Smith Metal Products, Kinetics Climax, Inc

Firms employing the MIM technology face competition from various players that use other technologies (such as casting, forging and machining) for the manufacture of metal parts. However, MIM undoubtedly is the most preferred technology for the manufacture of parts with complex shapes. FloMet is considered as a pioneer in MIM technology and has been in the business since 1990. This definitely gives the Company an edge over its competitors.

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Outlook

According to BCC Research, the market for parts manufactured by using the powder metallurgy process is expected to grow from $11.4 billion in 2012 to $13.9 billion in 2015, implying a CAGR of 6.8%. According to these reports, it is apparent that the focus of the industry for the manufacture of miniature or small complex components will eventually shift towards the MIM technology in the future.

Global Parts (Powder Metallurgy) Market Trend

Source: Powder Metallurgy: Technologies and Global Markets, BCC Research, September 2010

* Figures in $ Billions

‘The market for parts in powder metallurgy is expected to increase at a CAGR of 6.8% during 2012 and 2015’

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VALUATION ANALYSIS

Equity Value Determination

In our understanding, a prospective investor would evaluate investment in a company such as FloMet based on the expected returns and associated risks on the basis of continued future operations. Accordingly, we have valued FloMet’s equity value on ‘going-concern’ basis.

To arrive at the ‘Fair Market Value’ of FloMet’s equity, we first determined the value of the entire business using different valuation methods as explained in the sections below. Then the business value was adjusted for debt and cash holding for estimating the equity value of the Company. We considered the Market as well as Income approaches for the purpose of valuing FloMet. Under the market approach, we applied the guideline public companies trading multiples method. Under the income approach, we applied the DCF analysis.

Financial Statement Analysis

Review of Financials (Historical)

FloMet’s financial year begins on July 01 and ends on June 30. The Company is a market leader in Metal Injection Molding (MIM) and customized materials technology. FloMet has over 15 years of experience in miniature production components.

Revenue

During FY08–FY11, the Company’s revenues decreased by around 9% from $15.07 million to $13.75 million. The fall can be ascribed to lower demand due to the global economic downturn.

Expenses

FloMet’s expenses comprise cost of goods sold (COGS) and operating expenses, which are classified as sales & marketing (S&M) and general & administration (G&A) costs.

COGS constituted a major portion of the Company’s total expenses in the past. As a percentage of revenues, COGS grew from 51.1% in FY08 to 67.8% in FY11.

SG&A cost accounted for a smaller proportion (~20–22%) of total expenses. As a percentage of revenues, SG&A expenses grew from 14.8% in FY08 to 17.2% in FY11 due to an increase in R&D costs.

Historical Revenue	Contributors to Costs

*Figures in $ Million	*Figures in $ Million

EBITDA

With the global economic downturn leading to lower revenues and increased expenses, the Company’s EBITDA margins decreased from 34% in FY08 to 15% in FY11.

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Summary Income Statement (in ‘000 USD)	Jun-08	Jun-09	Jun-10	Jun-11	Jan-12
	FY-A	FY-A	FY-A	FY-A	YTD-A
Revenues	15,074	15,499	12,421	13,752	9,817
Cost of Sales	7,707	8,148	7,377	9,324	5,717
Gross Profit	7,367	7,351	5,044	4,428	4,099
Gross Margin (%)	48.9%	47.4%	40.6%	32.2%	41.8%

Operating Costs	2,234	2,456	2,494	2,370	1,690
EBITDA	5,133	4,896	2,551	2,057	2,409
EBITDA Margin (%)	34.1%	31.6%	20.5%	15.0%	24.5%

Depreciation	420	424	531	546	330
EBIT	4,714	4,472	2,020	1,511	2,079
EBIT Margin (%)	31.3%	28.9%	16.3%	11.0%	21.2%

Interest & Finance Costs	189	154	151	191	102
Income/ (Loss) - Investments & Affiliates	16	4	8	8	0
Non-Operating Income / (Expense)	(8)	1	3	0	0
PBT	4,533	4,323	1,880	1,328	1,978
PBT Margin (%)	30.1%	27.9%	15.1%	9.7%	20.1%

Income Tax	0	0	0	0	0
PAT	4,533	4,323	1,880	1,328	1,978
PAT Margin (%)	30.1%	27.9%	15.1%	9.7%	20.1%

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Summary Balance Sheet (in ‘000 USD)	Jun-08	Jun-09	Jun-10	Jun-11	Jan-12
	A	A	A	A	A
Cash & Cash Equivalents	425	1,159	2,430	571	1,404

Trade Receivables	2,113	2,408	1,312	1,955	1,772
Turnover days	15	57	39	52	38
Other Receivables	9	24	16	83	0
Turnover days	0.2	0.6	0.5	2.2	0
Prepaid Expenses/ Advances	173	317	465	604	320
Turnover days	28	47	68	93	40
Inventory	1,081	1,149	1,161	1,824	1,767
Turnover days	51	51	57	71	113
Current Assets	3,377	3,898	2,954	4,465	3,859

Other Operating Assets	37	37	37	61	284
Investments	21	0	0	0	0

Fixed Assets (Gross)	0	0	8,239	8,991	9,431
(Accum. Depreciation)	0	0	4,561	5,107	5,437
Fixed Assets (Net)	3,269	3,523	3,678	3,884	3,994

Goodwill	0	0	0	1,749	1,750
Total Assets	7,129	8,617	9,099	10,730	11,291

Trade Payables	219	323	353	409	424
Turnover days	10	14	17	16	16
Other Payables	770	581	395	485	811
Turnover days	126	86	58	75	102
Other Current Liabilities	199	52	105	197	0
Turnover days	33	8	15	30	0
Current Liabilities	1,187	956	853	1,091	1,235

Other Operating Liabilities	21	0	0	150	100

Long Term Debt	1,642	1,545	1,570	1,618	1,888
Short Term Debt	470	349	436	1,235	287
Debt	2,112	1,894	2,006	2,853	2,175

Paid in Capital	3,808	5,767	6,241	6,636	5,803
Retained Earnings	0	0	0	0	1,978
Shareholders' Equity	3,808	5,767	6,241	6,636	7,781

Total Liabilities	7,129	8,617	9,099	10,730	11,291

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Review of Financial Projections

As of the date of valuation, the YTD figures for FY12 indicate improved performance of the company in terms of revenue. FloMet’s revenues are likely to grow around 24% from $13.75 million in FY11 to $17.09 million in FY12. This growth is likely to be led by the recovery in the global economic conditions, increase in overall customer base and higher demand from the current customers.

During the forecast period (FY12–FY16), the Company’s revenues are expected to increase at a CAGR of 10.1%, which is close to the average growth in the guideline public companies. Higher revenues for the stainless and carbon market for FY12 and beyond are mainly based on the following factors:

1)	Constant demand for the Company's products.

2)	MIM is a rapidly-emerging field and FloMet has been instrumental in its growth. Increased acceptance of this technology may drive the Company’s revenue in the future.

3)	Projected new tooling sales

Cost of Sales (COS)

COS primarily includes direct costs associated with a product, such as raw material, production overhead and sales commission. No significant change in COS is expected for FY12 w.r.t FY11. These costs are estimated at around 55–60% of total sales during the forecast period.

Operating Expenses

This segment comprises all other costs, such as monthly operational expenses, payroll & benefits, general & administration, and sales & marketing (excluding those under COS). Operational expenses for FloMet are expected to be around 15–16% of net sales during FY12–FY16.

EDITDA

As of the date of valuation, the YTD figures for FY12 already indicate improved EBITDA performance with respect to the previous year. It is expected that the Company’s EBITDA margins will nearly double from 15% in FY11 to ~32% in FY16. This increase can be mainly ascribed to the fall in forecasted COS (as a percentage of revenue) during FY12–FY16.

Forecasted Revenue (FY12-16)	Contributors to Costs

*Figures in $ Million	*Figures in $ Million

Capital Expenditure & Depreciation

During the forecast period, the Company expects to incur around $800–$900k annually as CAPEX for maintaining its asset base (comprising machinery and equipment as well as building improvement). The new assets added are accounted for depreciation over the remaining useful life according to a straight line. It is appropriately taken for the new assets added to have an economic useful life of at least 10 years while existing assets have useful remaining life of 7 years.

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Working Capital

Trade Receivables - Historically, trade receivable turnover days have been around 38–52 days. It is expected that the Company’s processes will mature and trade receivable turnover days would streamline and average around ~45–52 days of sales outstanding until the exit period in FY16 (these are forecasted on the basis of net sales).

Trade Payables - Historically, trade payable turnover days have been around 14–16 days. It is expected that this would average around 16 days until the exit period in FY16 (these are forecasted on the basis of cost of sales and direct costs).

Pre-paid Expenses - Historically, prepaid expense turnover days have ranged between 28–92 days. It is expected that the Company would grow in size and have mature processes and sufficient cash reserves. This could potentially streamline and lead to an average pre-paid expense turnover days of around 52 days outstanding until the exit period in FY16 (these are forecasted on the basis of operating cost).

Other Payables - Historically, other payable turnover days have averaged around 85 days. It is expected that this would average around 80 days outstanding until the exit period (these are forecasted on the basis of operating cost).

Inventory Turnover - Historically, inventory turnover days have ranged from 51 to 113 days. It is expected that the Company’s processes will mature and inventory turnover days would streamline and average around ~80 days of sales outstanding until the exit period in FY16 (these are forecasted on the basis of cost of sales).

Income Statement (in ‘000 USD)	Jun-12	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F	FY-F
Revenues	7,275	17,091	18,600	20,750	22,825	25,108
Cost of Sales	3,683	9,400	10,044	10,998	11,869	12,805

Gross Profit	3,592	7,691	8,556	9,753	10,956	12,303
Gross Margin (%)	49.4%	45.0%	46.0%	47.0%	48.0%	49.0%

Operating Costs	1,155	2,845	3,067	3,364	3,701	4,071
EBITDA	2,437	4,846	5,489	6,388	7,255	8,232
EBITDA Margin (%)	33.5%	28.4%	29.5%	30.8%	31.8%	32.8%

Depreciation	265	595	675	755	839	931
EBIT	2,172	4,252	4,814	5,633	6,417	7,301
EBIT Margin (%)	29.9%	24.9%	25.9%	27.1%	28.1%	29.1%

Interest & Finance Costs	48	149	101	80	58	37
PBT	2,124	4,102	4,713	5,554	6,358	7,264
PBT Margin (%)	29.2%	24.0%	25.3%	26.8%	27.9%	28.9%

Income Tax	850	1,641	1,885	2,221	2,543	2,905
PAT	1,275	2,461	2,828	3,332	3,815	4,358
PAT Margin (%)	17.5%	14.4%	15.2%	16.1%	16.7%	17.4%

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Summary Balance Sheet (‘000 USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	FY-F	FY-F	FY-F	FY-F	FY-F
Cash & Cash Equivalents	1,539	3,078	5,490	8,394	12,254

Trade Receivables	2,140	2,650	2,956	3,252	3,567
Turnover days	45	52	52	52	52
Prepaid Expenses/ Advances	340	437	479	527	578
Turnover days	45	52	52	52	52
Inventory	1,926	2,201	2,410	2,601	2,799
Turnover days	80	80	80	80	80
Current Assets	4,405	5,288	5,846	6,380	6,944

Other Operating Assets	284	284	284	284	284
Other Operating Assets	284	284	284	284	284

Fixed Assets (Gross)	10,231	11,031	11,831	12,711	13,679
(Accumulated Depreciation)	6,032	6,707	7,462	8,301	9,232
Fixed Assets (Net)	4,199	4,324	4,369	4,411	4,447

Goodwill	1,750	1,750	1,750	1,750	1,750

Total Assets	12,177	14,724	17,739	21,219	25,680

Trade Payables	385	440	482	520	560
Turnover days	16	16	16	16	16
Other Payables	604	672	737	811	890
Turnover days	80	80	80	80	80
Deferred Revenue	0	0	0	0	251
Current Liabilities	989	1,113	1,219	1,331	1,701

Other Operating Liabilities	100	100	100	100	100
Total Other Operating Liabilities	100	100	100	100	100

Long Term Debt	2,032	1,628	1,204	757	490
Short Term Debt	0	0	0	0	0
Debt	2,032	1,628	1,204	757	490

Paid in Capital	5,803	5,803	5,803	5,803	5,803
Retained Earnings	3,252	6,080	9,413	13,228	17,586
Shareholders' Equity	9,056	11,883	15,216	19,031	23,389

Total Liabilities	12,177	14,724	17,739	21,219	25,680

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Cash Flow Statement (‘000 USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Net Profit After Tax	1,275	2,828	3,332	3,815	4,358
Depreciation	265	675	755	839	931
Interest & Finance Costs	149	101	80	58	37
Adjusted Operating Cash Profit	1,689	3,603	4,167	4,712	5,327

Trade Receivables	(368)	(510)	(306)	(296)	(315)
Prepaid Expenses/ Advances	(19)	(97)	(42)	(48)	(51)
Inventory	(159)	(276)	(209)	(191)	(197)
Trade Payables	(39)	55	42	38	39
Other Payables	(208)	68	65	74	79
Deferred Revenue	0	0	0	0	251
Changes in Working Capital	(792)	(760)	(451)	(423)	(195)

Cash Flow from Operations	896	2,844	3,716	4,289	5,132

Net (Purchase) / Sale of Fixed Assets	(470)	(800)	(800)	(880)	(968)
Cash Flow from Investment Activities	(470)	(800)	(800)	(880)	(968)

Net Debt Taken / (Repaid)	(142)	(404)	(425)	(447)	(267)
Interest & Finance Costs	(149)	(101)	(80)	(58)	(37)
Cash Flow from Financing Activities	(292)	(505)	(505)	(505)	(304)

Change in Cash & Cash Equivalents	135	1,539	2,412	2,905	3,860

Opening Cash & Cash Equivalents	1,404	1,539	3,078	5,490	8,394

Closing Cash & Cash Equivalents	1,539	3,078	5,490	8,394	12,254

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QMT – FloMet LLC Valuation Analysis
April 06, 2012

Discounted Cash Flow

Our DCF analysis is based on financial forecasts provided by the management for FY12–FY17. We conducted limited and high level review on the reasonability of key assumptions used to develop the financial forecasts provided by the management. Based on discussions with the management and our internal review of reasonability of forecasts, we found it appropriate to use the forecasts provided by the management. The table below presents the DCF analysis and equity value estimated from income approach.

Discounted Cash Flow Statement in (‘000 USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Revenues	7,275	18,600	20,750	22,825	25,108
EBITDA	2,437	5,489	6,388	7,255	8,232
EBIT	2,172	4,814	5,633	6,417	7,301
Net Earnings (PAT)	1,275	2,828	3,332	3,815	4,358

Earnings Before Interest & Tax (EBIT)	2,172	4,814	5,633	6,417	7,301
Tax on EBIT	(869)	(1,926)	(2,253)	(2,567)	(2,920)
Earnings before Interest, but after Tax	1,303	2,888	3,380	3,850	4,380
Growth (%)	n/a	13.2%	17.0%	13.9%	13.8%

Depreciation & Amortization	265	675	755	839	931
Change in Working Capital	(792)	(760)	(451)	(423)	(195)
Net Capital Expenditure	(470)	(800)	(800)	(880)	(968)
Free Cash Flow to Firm (FCFF)	306	2,004	2,884	3,386	4,149
Growth (%)	n/a	4.4%	43.9%	17.4%	22.5%

Partial Year Adjustment	(46)

Free Cash Flow to Equity (FCFF)	260	2,004	2,884	3,386	4,149
Growth (%)	n/a	6.9%	43.9%	17.4%	22.5%

Year Fraction	0.36	1.36	2.36	3.36	4.36
Present Value Factor	0.97	0.85	0.70	0.58	0.48

PV of FCFF	251	1,705	2,032	1,976	2,005

Further, DCF analysis requires determining value of certain assumptions for estimating the equity value. Key assumptions made in the forecast are as follows:

Cost of Capital or the Discount Rate

Discount rate is the rate of return that a willing financial buyer, acting rationally, would expect to receive from an investment to compensate the inherent risks involved and for the time value of money. This rate of return should also be acceptable to the willing seller with the same knowledge of facts, as explained in the fair market value definition. The capital structure of FloMet has both equity and debt components. The cost of capital or discount rate for FloMet becomes the Weighted Average Cost of Capital (WACC), which is derived from the weighted average of equity and debt components. The formula for WACC is as follows:

WACC =

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QMT – FloMet LLC Valuation Analysis
April 06, 2012

or, WACC =

Where D or Debt is the total market value of Debt, and E or Equity is the total market value of the Equity

Estimating Cost of Equity (COE)

For estimating the COE, we applied the widely used Capital Asset Pricing Method (‘CAPM’) to build up the cost of equity for FloMet. The cost of equity under CAPM is generally calculated as:

CoE = Rf + β * (Rm – Rf)

Where CoE is the Cost of Equity, Rf is the Risk Free Rate or rate of return on a 10yr Treasury Bond in the US, β is the Beta of the Company, Rm is the Market Return, and (Rm – Rf) is the Market Risk Premium.

Since the CoE arrived at using the standard CAPM equation (as shown above) fails to capture the investment risks associated with small or early stage company stocks, Aranca added Size Premium (‘SP’) based on Ibbotson Associates’ study2. Lastly, Aranca added the Company Specific Risk Premium (‘CSRP’) to account for additional return that a prospective investor would expect to compensate for the additional risks involved for investing in FloMet. Our determination of CSRP was based on the analysis of CSRP of guideline public companies using total beta approach as well as qualitative analysis of various risks that the Company is exposed to, as detailed out in the ‘Risks’ section.

The CSRP of guideline public companies derived using the total beta approach ranged between 0.82% and 2.98%, with the mean and median at 1.62% and 1.38%, respectively. The CSRP of guideline companies was taken as a benchmark to determine the CSRP for the Company.

As compared to guidelines public companies, FloMet faces some additional risks such as customer segment concentration and lack of patent for MIM process. Accordingly, we selected 6% as the appropriate CSRP measure for the Company.

Based on inputs of risk-free rate at 2.14%, beta at 1.33 (mean value of the betas of guideline public companies at optimal leverage), market risk premium at 6.00%, size premium of 6.36% and CSRP of 6.0%, we determined the COE of 22.51%.

Cost of Equity Calculations	Mean
Risk Free Rate	2.14%	Bloomberg
Beta	1.33	Bloomberg
Equity Risk Premium	6.00%	2011 Ibbotson
Size Premium	6.36%	2011 Ibbotson
Company Specific Risk Premium	6.00%
Cost of Equity	22.51%

Estimating Cost of Debt (COD)

Further, COD was estimated using the weight average cost of the FloMet’s total O/s debt.

Cost of Debt Calculations	Debt Value	Yield
Mainstreet Community Bank of Florida	785	6.50%
Mainstreet Community Bank of Florida	1,377	4.75%
Total Debt	2,162
Weighted Average Cost of Debt	5.39%

The Debt to Equity (D/E) ratio is used to calculate the levered beta to be used in cost of equity. This D/E is the target D/E ratio, which the Company expects to achieve in the long term. This target D/E is a subjective value and is calculated by analyzing the following benchmarking standards:

2 Ibbotson Associates

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QMT – FloMet LLC Valuation Analysis
April 06, 2012

▪	Current D/E ratio: Current D/E for FloMet is 0.07

▪	Guideline Public Comparables D/E ratio: Trimmed average (excluding outliers) of the guideline public companies, which is 0.32

▪	D/E on repaying capacity: D/E ratio according to the payment capacity in FY16, which is around 0.18

However, due to the small size and inaccessibility to the public market, debt at low interest rate is not easily available compared to the guideline companies. Thus, the Company may not be able to take debt (at low cost). Considering all the above factors, we selected D/E ratio (below payment capacity and industry average and above current D/E) as the target D/E for the Company. Consequently the target D/E ratio selected is 0.10.

Debt to Equity Ratio
Current D / E	0.07
Target D/E	0.32
D/E on repaying capacity	0.18
Selected D/E	0.10

Subsequently, the discount rate of the Company was estimated as the Weighted Average Cost of Capital (WACC), including both equity and debt components and acquired at the cost of capital equivalent to cost of equity (derived above) and cost of debt (derived above) at an optimally leveraged condition.

Weighted Average Cost of Capital (WACC)
Equity (in ‘000 USD)	32,153
Cost of Equity	22.51%
Debt (in ‘000 USD)	2,162
Cost of Debt	5.38%
WACC	16.16%

Terminal Value

To arrive at the terminal value, we considered two approaches:

▪	Gordon growth model approach

▪	Exit multiple approach

Gordon growth method assumes a constant growth in cash flows until perpetuity. The Gordon growth model is more appropriate in case of companies with highly mature operations. FloMet is a small company with high growth possibility (~24.3% in FY12 compared to ~11% in FY11). Considering the projected growth during the explicit forecast period, we do not expect the Company’s operations to reach a mature stage by FY16. Therefore, we have not assumed a constant perpetual growth rate beyond this period. Hence, in our opinion, it would not be appropriate to use the Gordon growth method to arrive at the terminal value.

Therefore, we determined FloMet’s terminal value by applying an exit multiple based on valuation metrics of guideline public companies. For this purpose, we observed the range of EV/Revenue and EV/EBITDA multiples for public comparables prevailing over the last five years. However, we selected EV/EBITDA multiple to have better applicability on FloMet as its technology improvises the operational performance and subsequently results in higher EBITDA margins. Historical EV/EBITDA multiples for the guideline public companies are as follows:

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QMT – FloMet LLC Valuation Analysis
April 06, 2012

Guideline Public Companies	EV/EBITDA
	2007		2008		2009		2010		LTM
NN Inc	9.0	x	18.0	x	n.a		6.6	x	5.3	x
Alcoa Incorporated	6.5	x	8.2	x	n.a		9.4	x	6.6	x
Carpenter Technology Corp.	8.0	x	2.3	x	25.4	x	23.7	x	10.5	x
Allegheny Technologies Inc	7.3	x	n.a		n.a		18.7	x	9.6	x
RTI International Metals Inc	10.0	x	2.3	x	n.a		21.9	x	11.9	x
Precision Castparts Corp.	13.3	x	4.5	x	9.6	x	12.6	x	12.8	x

The current mean and median LTM EV/EBITDA multiples of guideline public companies stand at 9.4x and 10.0x, respectively. Also, Quartile 1 and Quartile 3 LTM EV/Revenue of the guideline public companies stand at 7.4x and 11.5 x, respectively.

FloMet operates in the complex metal components manufacturing industry using the MIM technology. There are very few close comparable publicly listed companies in this sector. We analyzed the valuation metrics of guideline public companies in the metal component manufacturing industry with focus on precision metals/castings, specialty metals and complex metal components.

Although FloMet is a small company, it is growing at a fast pace relative to its publicly traded peers (i.e., guideline public companies). Given the Company’s anticipated long-term growth and factoring for execution risk involved in achieving the revenue targets, we considered an EV/EBITDA multiple closer to the Quartile 1 multiple of guideline public companies. Consequently, we arrived at a multiple of 7.0x as the EV/EBITDA for the exit year FY16 to determine the terminal value of its equity. The exit multiple is intended to capture implicit growth assumptions beyond the explicit forecast period (i.e. after FY16). Finally, by applying the discounting factor, we arrived at the present terminal value.

Terminal Value Calculation (in ‘000 USD)
EBITDA FYE 30-Jun-16	8,232
EV/EBITDA Multiple Exit Year	7.00
Terminal Value of Enterprise	57,624

Equity Value

Both FCFF for the explicit forecast period and terminal value were discounted to their present values at the valuation date by applying the WACC as discount rate determined above. Thereafter, the outstanding debt as of the valuation date was deducted and the current balance of cash and cash equivalents as of the valuation date was added to the resultant figure to derive FloMet’s Equity Value.

The net of the present value of FCFF, terminal value, outstanding debt and current cash equivalents resulted in Equity Value of $32.153 million.

Equity Value (in ‘000 USD)
PV of FCFF	7,969
Terminal Value of Enterprise	57,624
PV Factor	0.44
PV of Terminal Value	25,342
PV of Net Operating Losses	0
Enterprise Value	33,311
Total Debt	2,162
Current Cash & Cash Equivalents	1,004
Total Equity Value	32,153

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QMT – FloMet LLC Valuation Analysis
April 06, 2012

Valuation Range

We also performed sensitivity analysis of DCF valuation based on the key variables of the valuation metrics such as cost of capital (WACC) and exit multiples.

Sensitivity Table
	Exit Multiple
		6.65x	7.00x	7.35x
	21.8%	29,847,748	31,068,487	32,289,225
Weighted Average Cost of Capital	20.8%	30,886,218	32,153,316	33,420,414
	19.7%	31,971,559	33,287,200	34,602,842

The above sensitivity analysis resulted in DCF equity value of $29.88 million–$34.60 million.

Valuation Range	Low	High
Discounted Cash Flow	$29,847,748	$34,602,842

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QMT – FloMet LLC Valuation Analysis
April 06, 2012

Guideline Public Companies Trading Multiple Method

While applying the comparable trading multiple method for the valuation of privately held companies, the selection of comparable public companies is a very important step.

Most of the companies manufacturing metal components through the MIM technology are privately held and do not disclose their financial data. Hence, Aranca could not consider comparable private companies for the purpose of this valuation.

In the absence of public companies operating in the same industry (with major businesses operating on MIM and with similar business model), few other public companies were considered for guidance. We initially shortlisted guideline public companies listed on the US exchanges, mainly operating either as the manufacturers of precision metals/castings, specialty metals or complex metal components.

▪	NN Inc

▪	Alcoa Incorporated

▪	Carpenter technology Corp.

▪	Allegheny Technologies Inc.

▪	RTI International Metals Inc

▪	Precision Castparts Corp

▪	LML Payment Systems Inc

We compared the business models and product offerings of the above listed companies with FloMet for identifying the closest guideline comparable company. Further, the high margin of the Company is an area of value creation from the technology. Also, FloMet has a growing revenue base with positive EBITDA and profit margins. Considering this, we believe using EV/EBITDA multiple would be a better indicator to arrive at the value for FloMet. Subsequently, we considered EBITDA for 2012 for the analysis as the Company has better visibility of financial results for 2012.

Company Name	EV	EV/EBITDA				y-o-y growth		Operating Margins
		2012		2013		2012	2013	2012	2013
NN Inc	244	4.6	x	4.0	x	1%	5%	12%	14%
Alcoa Incorporated	21,669	7.4	x	5.7	x	-1%	8%	12%	14%
Carpenter Technology Corp.	2,449	8.2	x	6.9	x	7%	12%	16%	17%
Allegheny Technologies Inc	6,042	6.9	x	5.6	x	16%	10%	15%	17%
RTI International Metals Inc	574	7.3	x	5.5	x	41%	20%	11%	12%
Precision Castparts Corp.	24,199	10.9	x	9.4	x	16%	18%	27%	27%

Source: Thomson Banker

Notes:

(1) Average Share Price for 30-day period ended on 02/21/2012

(2) Long term EPS growth rate represents data for five years

(3) All Multiples calculated for calendar year

Further, the analysis of selected guideline public companies was performed, individually as well as collectively, in terms of the risk and reward profile. This is necessary before any conclusions are drawn from multiples derived from guideline public comparables. The factors analyzed included quantitative as well as qualitative considerations, which have the potential to impact financial performance and results in the foreseeable future. Specifically, we analyzed guideline public companies’ financial results and other quantifiable parameters such as revenue size, assets size, growth rates, profitability metrics, and leverage. Our key observations are:

▪	Size: FloMet’s enterprise value is smaller than that of the guideline public companies. The enterprise value of guideline public companies ranged between $244 million–$24.2 billion as of the date of valuation.

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April 06, 2012

▪	Revenue Growth: FloMet’s revenues are projected to grow from approximately $13.75 million in FY11 to $18.60 million in FY13, implying a CAGR of 16.30%. During the same period, the revenues of guideline public companies are expected to increase at a CAGR of 3–30%.

▪	Profitability: During the forecast period, the anticipated EBITDA margin of FloMet stays at around 30%. In comparison, the EBITDA margins of guideline public companies for 2012 are estimated to be in the range of 11–27%.

FY12 EV/EBITDA forward trading multiple of the guideline public companies is expected to range between 4.6x–10.9x, with a mean and median of 7.6x and 7.3x, respectively. Based on this analysis and considering factors described above, we believe FloMet’s growing business signifies a moderate investment risk corresponding to returns as against the guideline public comparables. Accordingly, we selected the mean EV/EBITDA multiple of guideline public companies (i.e. 7.6x) as the appropriate multiple to arrive at FloMet’s enterprise value, which represents the mean of the EV/EBITDA multiples of the guideline public companies.

Company Name	EV/EBITDA
	2012
Multiple Selected	7.6	x
Enterprise Value	37,216
Add: Cash	1,004
Less:- Debt	(2,162)
Equity Value (in ‘000 USD)	36,058

Valuation Range

We also performed sensitivity analysis of the guideline public companies valuation approach based on the forward FY12 EV/EBITDA Trading Multiple.

Valuation Range	Low		High
Multiple	7.2	x	7.9	x
Equity Value (GPC Trading Multiples)	$34,197,326		$37,918,948

The above sensitivity analysis exhibits the GPC Equity value to be in the range of $34.19 million–$37.92 million.

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QMT – FloMet LLC Valuation Analysis
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Final Valuation

According to the USPAP (United Standard for Professional Appraisal Practice) guidelines, it is recommended to follow more than one valuation approach to estimate the value of one asset in order to ensure higher confidence and sanity check. In this analysis, we have resorted to two valuation approaches: Income based (DCF) and Market based (Guideline public companies).

We understand that it is very difficult to find public companies that can be considered closely comparable to a private company in the early stage of development (such as FloMet). Also, most of the guideline public companies have much more diversified business models, longer operating history and are in advanced stage of development. Discounted cash flow (DCF) valuation is more appropriate to measure the enterprise value of the firm as it takes into account cash flow generating capability (adjusted for the inherent risk). The approach is also suitable as FloMet has stable and positive operating margins and the projected revenue growth is in line with industry standards. Nevertheless, the guideline public companies are comparable to a certain extent as they face similar risks and rewards. Hence, in our opinion, for benchmarking purposes, we must give some weight to Market Approach (Relative Valuation) in the analysis. Market approach provides a benchmark to measure the multiples for Income approach (DCF) and Market approach (GPC) to arrive at a firm’s Enterprise value.

After considering all the relevant factors described above, we assigned 80% weight to the value estimated from DCF and 20% weight to the value estimated from GPC method. Further, as of the valuation date and as a point estimate, the FMV of FloMet’s equity comes to around $32,934,280. Also, the sensitivity analysis reveals that the FMV of FloMet’s equity falls in the range of $30,717,664– $35,266,063.

Particulars	Equity Value	Weight
Income Approach - Discounted Cash Flow	$32,153,316	80%
Market Approach - Trading Multiple Analysis	$36,058,137	20%
Concluded Equity Value	$32,934,280

Concluded Valuation Range

Valuation Range	Low	High
Equity Value	$30,717,664	$35,266,063

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QMT – General Flange & Forge LLC Valuation Analysis
April 06, 2012

Subsidiary II Analysis - General Flange & Forge LLC

COMPANY OVERVIEW

Background and Brief History

Established in 1972, General Flange & Forge, Inc. was fully acquired by QMT on April 18, 2011. QMT acquired 90% ownership of the company on March 1, 2011. The new entity, General Flange & Forge LLC (“the Company” or “GF&F/General Flange”) became operational on March 1, 2011 and purchased the assets of General Flange & Forge, Inc. on April 18, 2011.

Headquartered at Huntingdon Valley, Pennsylvania, the Company offers flanges (in carbon and stainless steel and other alloys) for commercial and industrial purposes at competitive prices. With around 40 years of experience, General Flange has the capabilities to manufacture customized flanges and machining based on client drawing and specifications.

General Flange’s revenues aggregated $1.39 million in FY11 and $4.85 million in year-to-date FY12 ending June 2012. As the Company was incorporated on March 01, 2011, FY11 includes financials of just four months. For year-to-date financials, revenues for the first seven months of the year ending June 2012 are considered.

The Company generated EBITDA margins of 1.2% (~0.016 million) in FY11 and 16.4% (~0.80 million) in year-to-date FY12 (ending June 2012). Net loss of 0.026 million in FY11 improved to net profit of $0.56 million in year-to-date results.

Product and Technology Overview

General Flange operates in the flange industry. The Company has been manufacturing flanges in carbon and stainless steel and other alloys for the past 40 years. GF&F has two primary business lines:

▪	Off-the-shelf commodity products: GF&F is the sole domestic manufacturer of commodity products in Northeast US. This strategic advantage provides the Company an opportunity for increased pricing.

▪	Custom-design specialty products: GF&F offers competitively priced specialty products based on customer specifications. The Company has historically offered low-priced specialty orders to its clients.

The Company has a vast product line with different pressures ranges (150 to 2500 pounds) and sizes (one-fourth to 42 inches).

General Flanges’ products include:

▪	DIN/JIS/BS (Metric) flanges: The Company offers DIN/JIS/BS (metric) flanges in carbon and stainless steel.

▪	Orifice flanges: Specially designed for flow metering systems, each of these flanges features a pair of pressure taps to measure pressure drop in flow through the orifice plate. Orifice flanges are available in three categories: welding neck, slip-on and threaded.

▪	Slip-on flanges: Such flanges are designed to slide over the outside diameter of the pipe to be welded on. Slip-on flanges are attached to the pipe by fillet welding at the hub and at the end of the pipe inside the flange. Due to the low hub and method of attachment, these flanges are generally not used in high-pressure applications.

▪	Threaded flanges: These flanges are threaded in the bore to match an external thread on the pipe. Threaded flanges are normally designed for low pressure, non-cyclic applications, although they can also be used in applications where welding is hazardous.

▪	Lap joint flanges: These are similar to slip-on flanges with the exception of a radius at the intersection of the flange face and the bore to accommodate the flanged portion of the stubbed. Lap joint flanges are generally used in applications where the joint must be frequently disassembled for cleaning or where bolt alignments are necessary.

▪	Blind flanges: These are manufactured without a bore and used as closures or seals for the ends of piping systems. Blind flanges may also be used to provide access covers for pressure vessels.

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April 06, 2012

▪	Long welding neck flanges: These are shaped similar to slip-on flanges with the addition of an attached piece of pipe. Long welding neck flanges are formed and machined in a one-piece construction. Such flanges are normally used in vessel manufacturing.

▪	Reducing flanges (one-fourth–36 inches): Such flanges are designed for use in changing diameters in a piping system. Reducing flanges can be manufactured as welding neck, slip-on or threaded.

▪	Socket welding flanges: These are similar to slip-on flanges with the addition of a bore diameter equal to that of the matching pipe. Socket welding flanges are used in small diameter, high-pressure lines. These are typically used in chemical processes and hydraulic and steam distribution lines.

▪	Welding neck flanges: These are bored to match the inside diameter of the mating pipe to facilitate smooth product flow, which reduces erosion. Welding neck flanges are preferred for use in severe service applications involving high pressure, sub-zero and/or elevated temperatures.

In addition to the above, the Company offers PAD and metric flanges. GF&F specializes in manufacturing custom flanges and machining based on client drawing and specifications.

Markets and Customer Base

The Company has established a healthy client base in Dresser Industries, a manufacturer of oil & gas related products. General Flange expects to serve manufactures of instrumentations, vessel & heat exchangers, pumps and compressors, and valves as well as pipe, valve & fitting (PVF) distributors.

Management

Victor J. Smollar, President

Mr. Smollar became President of General Flange & Forge LLC in 2011 when he and his partner sold the assets of General Flange &Forge Corporation to Quadrant Metals Technologies. He had been President and CEO of GF&F Inc. since the company was purchased in 1989. Mr. Smollar began his career in 1959 at A. B. Murray Company in Bristol, PA. He has held various positions of increasing responsibility at A. B. Murray Company, Tioga Pipe Supply Company, and Profit Piping Company.

Jeanne Paskus, Vice President and General Manager

Ms. Paskus was promoted to Vice President in May 2011 and General Manager in July. She joined the company in 1994 and has held a number of positions of increasing responsibility. Prior to her promotion to the current position, Ms. Paskus was Director of Marketing and Sales since 2001. Before joining General Flange & Forge, she was an assistant to the President of Advanta Corporation. Ms. Paskus holds a BS degree in Business from Montgomery County Community College.

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QMT – General Flange & Forge LLC Valuation Analysis
April 06, 2012

Risks

General Flange faces the following key risks and challenges that it needs to address to become a successful enterprise.

▪	Un-achievability of forecasts: General Flange was acquired by Quadrant Metal Technologies in April 2011. The Company faces risks from pricing pressure, competition, supply side issues, volatile commodity market, etc. that can negatively affect the planned cash flows estimated during the acquisition.

▪	Changing metal prices: Material cost (cost of metals) constituted around 80.9% of the total cost of sales and operating expenses in the first seven months of the financial year 2012. Prices of metals can be volatile due to a variety of factors (domestic and international economic conditions) beyond the control of the Company. This volatility in material prices may affect the availability and cost of raw materials and, in turn, adversely dent the Company’s net sales and operating margin. In case of higher raw material prices, GF&F may not be able to pass on the increase to customers due to intense competition in the market.

▪	Competition: The forging industry is intensely competitive, where General Flange jostles with substantially larger companies. GF&F faces tough competition from established players such as Mueller Industries, SIFCO Industries, Inc., The Timken Company, and CIRCOR International, Inc. Some of these firms are much bigger vis-à-vis General Flange and have a longer operating history, larger clientele as well as greater financial, technical and marketing resources. The presence of strong competitors could significantly affect any attempts to expand business.

▪	Macroeconomic factors: The Company offers products for commercial and industrial use. In times of slowdown (for example, in FY08–09), heavy industries are severely impacted and demand for such products declines tremendously. Slowdown in demand from heavy industries may hurt revenue and operating margins.

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QMT – General Flange & Forge LLC Valuation Analysis
April 06, 2012

INDUSTRY OVERVIEW

General Flange manufactures flanges in carbon and stainless steel and other alloys primarily for use in industrial machines. Accordingly, the Company’s revenues depend on the industrial machinery industry. GF&F’s products are manufactured through the forging process, although the industrial castings method can also be used. Both processes compete for nearly the same market. Hence, the Company’s future prospects depend on the current trends in and growth potential of the forging and industrial castings industry.

Global Industrial Machinery Industry

The global industrial machinery industry includes companies that manufacture industrial machinery, metalworking machinery, engines, turbines, power transmission equipment and other general purpose machinery.

According to Datamonitor’s Global Industrial Machinery report released in May 2011, the global industrial machinery market generated total revenues of $363 billion in 2010, which implies a compound annual rate of change (CARC) of -1.6% between 2006 and 2010. Engine, turbine and related sales accounted for the largest share, with revenues of $132.3 billion or ~36.5% of the market's overall value.

The global industrial machinery market has performed well in recent years, with the exception of 2009 when it contracted 11%. The market bounced back in 2010, and the phase of recovery is expected to continue with moderate growth forecasts up to and including 2015.

The metalworking industry, which includes production of machine components, machinery, instruments and tools, contributed around 22.6% (~$82.1 billion) to the overall industrial machinery industry in 2010. The Americas (North and South America) account for 37.2% (~$135.1 billion) of the global industrial machinery market value in 2010.

Forging and Industrial Castings Industry

Forging Industry

Flanges, protruding rims, edges, ribs or collars, are used to hold and strengthen an object or to attach it to another. These are manufactured by the processes of casting and forging. Both industries compete for the same market.

Forging is a manufacturing process where metal is pressed and passed through high pressure to form high-strength parts known as forgings. The process is normally performed by pre-heating the metal to a desired temperature.

According to Forging Industry Association (FIA), an association of forging producers, the forging industry comprises plants to manufacture custom forgings (parts made to order for customers), captive forgings (parts for internal use), or catalog forgings (standard parts for resale). The association also states that custom forging is the major contributor to the overall forging industry. Such forgings are produced by more than 250 companies in around 300 plants across the US, Canada and Mexico.

Based on FIA’s, ‘2010 Annual Forging Industry Sales report’, released on April 2011, North American sales of the custom forging industry totaled around $8.232 billion in 2010. This includes sales from the impression die, open die and seamless rings processes. Of the total sales in the industry, impression die contributed 64.2%, open die 20.5%, and seamless rings 15.3%.

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QMT – General Flange & Forge LLC Valuation Analysis
April 06, 2012

Sales in Custom Forging Industry in North America

Source: 2010 annual forging industry sales, Forging Industry Association, April 2011

* Figures in $ billion

‘Sales in the North American custom forging industry increased at a CAGR of 3.1% during 2000–10 and reached $8.23 billion in 2010.’

Shipments (Supply) to the custom impression die forging industry increased 10.6% to $5.28 billion in 2010 from $4.78 billion in 2009. At 31.1% in 2010, the aerospace sector accounted for the major share of sales in the impression die industry, followed by automotive (31.0%).

Shipments to the custom open die forging industry grew 7.5% to $1.69 billion in 2010 from $1.57 billion in 2009. The construction, mining and material handling equipment sector was the leading contributor with 22.0% of total industry sales, followed by aircraft & parts (~8.1%).

Shipments to the custom seamless rolled ring forging industry decreased a marginal 3.1% to $1.26 billion in 2010 from $1.30 billion in 2009. The aerospace engines and engine parts sector contributed the most (50.1% of total seamless rolled rings sales), followed by ball & roller bearings (~7.8%).

Casting Industry

The casting process consists of pouring or injecting molten metal into a mold containing a cavity with the desired shape of the casting. According to Freedonia’s, ‘Industrial Casting report’, released in April 2011, demand for industrial castings in the US declined 3.8% per year to $23.9 billion during 2005–10. In 2009, demand fell significantly as shipments of durable goods and building construction reduced drastically. However, demand revived in 2010 with improvement in the economy and shipments of durable goods. Demand for machinery castings, which accounts for 37.0% of the total demand for industrial castings, declined at a compounded annual growth rate (CAGR) of 2.0% during 2005–10 and reached $8.8 billion in 2010.

Shipments of industrial castings in the US fell 3.6% annually over 2005–10 and reached $24.2 billion in 2010. This is ascribed to a decline in both ferrous and non-ferrous (metals other than iron) castings. Between 2005 and 2010, shipments of ferrous castings fell 3.9% each year to $14.4 billion and non-ferrous castings 3.1% to $9.8 billion.

Drivers

The key drivers of the forging industry include:

▪	Development of new components with greater mechanical strength

▪	Rapid industrialization in developing markets such as China

▪	Robust technological advancement in Asia

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Competitive Landscape

GF&F operates in a competitive and price-sensitive forging industry. The Company uses the forging technology to manufacture flanges in carbon and stainless steel and other alloys.

Products manufactured through the forging process are stronger than equivalent cast or machined parts. However, modification of a casting pattern is relatively easy and inexpensive vis-à-vis a forging mold. Furthermore, forging products have limited applicability for manufacturing miniature components compared to other competing technologies such as powder metallurgy and casting.

GF&F’s competitors offer products and technology solutions in the areas of automotives, aerospace, off-highway and heavy construction equipment, defense, and valves and fittings, among others. The Company manufactures flanges in carbon and stainless steel and other alloys for commercial and industrial purposes. GF&F offers both standard and customized flanges and custom machining based on client specifications.

Considering the factors mentioned above, some of GF&F’s competitors in the public and private space are:

Public Companies	Private Companies
Mueller Industries Inc	Bjerke Forgings Inc
Sifco Industries Inc	Shultz Steel Company
The Timken Company	Aluminum Precision Products
Metals USA Holdings Corp.	Wyman-Gordon
Tyco International Limited
Circor International Inc

Outlook

According to Datamonitor’s Global Industrial Machinery report released in May 2011, the global industrial machinery industry is forecasted to accelerate at a CAGR of 4.4% over 2010–15 and reach $449.4 billion by the end of 2015.

Global Industrial Machinery Industry

Source: Global Industrial Machinery, Datamonitor, May 2011

* Figures in $ billion

Shipments of industrial castings in the US are projected to increase 6.1% annually over 2010–15 and reach $32.4 billion in 2015. Non-ferrous castings are projected to grow at a faster rate than ferrous metals over the forecast period due to performance advantages (such as lighter weight and corrosion resistance) and increasing use in machinery, motor vehicles and other products. Between 2010 and 2015, shipments of ferrous castings are expected to grow 2.4% each year to $16.2 billion and non-ferrous castings 10.7% to $16.2 billion. Demand for industrial castings in the US is expected to increase 6.3% annually over this period and reach $32.5 billion in 2015.

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VALUATION ANALYSIS

Equity Value Determination

In our understanding, a prospective investor would evaluate investment in a company like GF&F based on expected returns and associated risks on the basis of continued future operations. Accordingly, we have valued GF&F’s Equity Value on ‘going-concern’ basis.

To arrive at the ‘Fair Market Value’ of GF&F’s equity, we first determined the value of the entire business using different valuation methods as explained in the sections below. The business value was then adjusted for debt and cash holdings of the Company to estimate the equity value of the entire company at ‘controlling’ level. We considered the Market as well as Income approaches for the purpose of valuing GF&F. Under the Market Approach, we applied the guideline public companies’ trading multiples method. Under the Income Approach, we applied the Discounted Cash Flow (DCF) analysis.

Financial Statement Analysis

Review of Financials (Historical)

GF&F’s financial year begins on July 01 and ends on June 30. The Company manufactures flanges (in carbon and stainless steel and other alloys) for commercial and industrial purposes.

Revenue

General Flange commenced business on March 01, 2011; Quadrant Metal Technologies LLC completed the acquisition of the Company on April 18, 2011. General Flange’s revenues aggregated $1.39 million in FY11 and $4.85 million in the first seven months of the current financial year.

Expenses

GF&F’s expenses comprise cost of goods sold (COGS) and operating expenses.

COS has constituted a major portion of the Company’s total expenses in the past. As a percentage of revenues, it increased to 73.5% in year-to-date results for financial year 2012 from 65.8% in FY11. COGS for the first seven months of FY12 is sub-classified as direct and indirect, which contributed 66.5% and 7.0%, respectively, as a percentage of total revenues.

Operating expenses constituted a smaller proportion of total expenses in FY11 (~33.4%) and year-to-date financials for FY12 (~12.1%). These expenses are sub-classified as selling, general & administrative expenses (SG&A) and staff bonus. SG&A accounts for the major share of operating costs; as a percentage of total revenues, it decreased to 8.7% in the first seven months of FY12 from 33.0% in FY11. Staff bonus is nearly 7.7% of the total EBITDA in year-to-date financials for FY12.

EBITDA Margin

The Company had a very small revenue base and high costs during its first year of operations. This resulted in a negligible EBITDA margin of 1.2% in that year. However, with increasing revenues, the margin improved to 16.4% in the first seven months of FY12.

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Income Statements

Summary Income Statement (in USD)	Jun-11	Jan-12
	FY-A	YTD-A
Revenues	1,389,900	4,851,545
Cost of Sales	914,481	3,565,232
Gross Profit	475,419	1,286,313
Gross Margin (%)	34.2%	26.5%

Operating Costs	459,202	489,937
EBITDA	16,217	796,376
EBITDA Margin (%)	1.2%	16.4%

Depreciation	0	76,740
EBIT	16,217	719,636
EBIT Margin (%)	1.2%	14.8%

Interest & Finance Costs	44,946	97,278
Non-Operating Income / (Expense)	2,257	(62,249)
PBT	(26,472)	560,109
PBT Margin (%)	-1.9%	11.5%

Income Tax	0	0
PAT	(26,472)	560,109
PAT Margin (%)	-1.9%	11.5%

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Balance Sheet

Summary Balance Sheet (in USD)	Jun-11	Jan-12
	A	A
Cash & Cash Equivalents	292,654	472,840

Trade Receivables	925,101	1,215,902
Turnover (Days)	243	53

Other Receivables	25,000	378,110
Prepaid Expenses/ Advances	14,524	53,638
Turnover (Days)	12	23

Inventory	2,106,674	1,579,108
Turnover (Days)	841	94

Current Assets	3,071,299	3,226,758

Other Operating Assets	156,264	148,657

Fixed Assets (Gross)	580,644	588,942
(Accumulated Depreciation)	19,194	72,292
Fixed Assets (Net)	561,450	516,650

Goodwill	1,711,763	1,711,763

Total Assets	5,793,430	6,076,668

Trade Payables	146,799	91,643
Turnover (Days)	59	5

Other Payables	247,549	304,420
Turnover (Days)	197	132

Current Liabilities	394,348	396,063

Other Operating Liabilities	54,607	84,753

Long Term Debt	2,380,184	2,071,452
Short Term Debt	490,762	490,762
Debt	2,870,946	2,562,214

Paid in Capital	2,500,000	2,500,000
Retained Earnings	(26,471)	533,637
Shareholders' Equity	2,473,529	3,033,637

Total Liabilities	5,793,430	6,076,668

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Review of Financial Projections

Revenues

General Flange’s revenues are forecasted to grow 428.0% in FY12 compared to FY11; however, this jump is mainly because the revenue figures for FY11 are for just about four months compared to 12 months in FY12. Additionally, the Company is in the super-normal growth stage, and expected to expand at a rate higher than guideline public companies. General Flange’s revenue is expected to grow 11.9% in FY13, but decelerate to 10.0% in FY16. Revenues are expected to increase at an average rate of 10.21% over FY12–16 mainly led by:

1)	Leveraging on General Flange's current customer relationships to understand and meet client needs, thus ensuring smooth supply and mitigating loss of orders

2)	Increase in carbon price across small industries in the third and fourth quarters of 2012

3)	Expanding sales efforts in stainless and carbon markets

Cost of Sales (COS)

COSS primarily includes direct costs (such as material and labor expenses) and indirect costs (such as indirect labor, manufacturing and rent expenses). The direct sources of COS for the forecast period are projected as:

▪	Material cost is based on historical percentages by product line

▪	Overhead costs are based on historical information with a 4% inflationary increase

▪	Labor and employee benefit costs are based on the historical trend with a 4% adjustment for inflation

▪	Lease/Rent expenses are forecasted on the current contract with no increase on renewal

Projected indirect COS is based on the following assumptions:

▪	Lease/Rent expenses are based on the current contract with no increase on renewal

▪	Labor and employee benefit costs are based on historical trends with a 4% adjustment for inflation

▪	Other indirect costs are based on historical information with a 4% adjustment for inflation

These costs are projected to decline to 69.6% of total sales in FY16 from 73.5% in year-to-date FY12.

Operating Expenses

Operating expenses comprise all other costs such as labor, G&A, professional services payroll tax and medical, excluding those under COGS and staff bonus. Operating Expenses (excluding staff bonus) are projected to hover at 10.4–11.0% during the forecast period and stabilize at 10.9% by FY16, while staff bonus costs are estimated at 6.0% of total EBITDA.

EBITDA

EBITDA margin is expected to improve to 19.5% in FY12 from 17.8% in year-to-date FY12, and stabilize at that level for FY12–16.

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Forecasted Revenue (FY12–16)	Contributors to Costs

*Figures in $ Million	*Figures in $ Million

Capital Expenditure and Depreciation

According to the forecasts provided by the management, the Company expects to incur $40,000–50,000 annually as CapEx over the next couple of years for maintaining its asset base of machinery and equipment and building improvements. Over FY14–16, CapEx is expected to range $60,000–80,000. The new assets are accounted for depreciation over the remaining useful life on a straight line basis. Economic useful life of new assets is estimated to be at least 12 years, while existing assets have a remaining useful life of 10 years.

Working Capital

To estimate the working capital requirement for General Flange over FY12–16, we analyzed industry standards and considered management guidance.

Trade Receivables: The Company's account receivables (AR) turnover in days stood at 243 in FY11, but declined significantly to 53 in the first seven months of FY12. The primary reason for such high AR turnover days, is because General Flange started its operation in March 2011 and sold most of its goods on credit, and so the receivables generated are very high percentage of the revenues. The average and median AR turnover in days for guideline companies for FY10 stood at 52 and 48, respectively. In the first seven months of FY12, the Company’s AR turnover declined due to collections. With future expansion, this is expected to decrease further and stabilize at around 43 days in FY16, in line with established guideline companies in the industry.

Trade Payables: The Company's account payable turnover in days stood at 59 in FY11 and five in year-to-date FY12. The average and median account payable turnover in days for guideline companies for FY10 was 37 and 45, respectively. As the Company has been recently formed, has limited level of operations and is small in size, payable turnover days are expected to be low. With expansion in operations, turnover days are expected to improve over the forecast period. On the other hand, GF&F’s trade payable turnover in days is forecasted on the basis of cost of sales and direct costs, and is projected to increase to 34 in FY16 (consistent with industry standards) from 25 outstanding in FY12.

Pre-paid Expenses: These are forecasted on the basis of operating cost and are estimated at 22–23 days outstanding until the exit period in FY16.

Other Payables: These are forecasted on the basis of operating costs and are projected to be 130–140 days outstanding until the exit period in FY16.

Inventory Turnover: General Flange has to maintain sufficient inventory to avoid stock-outs. Inventory turnover is expected to be around 150 days over the forecast period.

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Summary Income Statement (in USD)	Jun-12	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F	FY-F
Revenues	2,486,559	7,338,104	8,210,000	8,950,000	9,845,000	10,829,500
Cost of Sales	1,583,959	5,149,191	5,722,265	6,233,265	6,856,592	7,542,251
Gross Profit	902,600	2,188,913	2,487,735	2,716,735	2,988,408	3,287,249
Gross Margin (%)	36.3%	29.8%	30.3%	30.4%	30.4%	30.4%

Operating Costs	356,945	846,882	995,264	1,079,504	1,187,454	1,306,200
EBITDA	545,655	1,342,031	1,492,471	1,637,231	1,800,954	1,981,049
EBITDA Margin (%)	21.9%	18.3%	18.2%	18.3%	18.3%	18.3%

Depreciation	0	76,740	62,395	66,978	72,395	78,645
EBIT	545,655	1,265,291	1,430,076	1,570,253	1,728,559	1,902,404
EBIT Margin (%)	21.9%	17.2%	17.4%	17.5%	17.6%	17.6%

Interest & Finance Costs	61,660	158,938	125,273	89,876	52,282	13,161
Non-Operating Income / (Expense)	(82,751)	(145,000)	0	0	0	0
PBT	401,244	961,353	1,304,802	1,480,377	1,676,276	1,889,243
PBT Margin (%)	16.1%	13.1%	15.9%	16.5%	17.0%	17.4%

Income Tax	160,497	160,497	521,921	592,151	670,511	755,697
PAT	240,746	800,855	782,881	888,226	1,005,766	1,133,546
PAT Margin (%)	9.7%	10.9%	9.5%	9.9%	10.2%	10.5%

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Summary Balance Sheet (in USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	F	F	F	F	F
Cash & Cash Equivalents	1,013,757	330,942	503,006	695,251	1,115,765

Trade Receivables	861,357	1,124,658	1,176,986	1,213,767	1,272,318
Turnover (Days)	53	50	48	45	43

Other Receivables	378,110	378,110	378,110	378,110	378,110
Prepaid Expenses/ Advances	53,658	59,989	65,066	71,573	78,515
Turnover (Days)	23	22	22	22	22

Inventory	1,552,901	2,351,616	2,561,616	2,817,778	3,091,086
Turnover (Days)	150	150	150	150	150

Current Assets	2,846,026	3,914,372	4,181,778	4,481,227	4,820,030

Other Operating Assets	148,657	148,657	148,657	148,657	148,657

Fixed Assets (Gross)	630,644	680,644	740,644	810,644	890,644
(Accum. Depreciation)	72,292	134,687	201,665	274,060	352,705
Fixed Assets (Net)	558,352	545,957	538,979	536,584	537,939

Goodwill	1,711,763	1,711,763	1,711,763	1,711,763	1,711,763

Total Assets	6,278,555	6,651,691	7,084,183	7,573,482	8,334,153

Trade Payables	258,817	391,936	512,323	601,126	700,646
Turnover (Days)	25	25	30	32	34

Other Payables	326,616	354,478	384,481	422,929	463,951
Turnover (Days)	140	130	130	130	130

Current Liabilities	585,433	746,414	896,804	1,024,055	1,164,597

Total Other Operating Liabilities	84,753	84,753	84,753	84,753	84,753

Long Term Debt	2,333,985	1,763,259	1,157,134	513,417	0

Paid in Capital	2,500,000	2,500,000	2,500,000	2,500,000	2,500,000
Retained Earnings	774,383	1,557,265	2,445,491	3,451,257	4,584,803
Shareholders' Equity	3,274,383	4,057,265	4,945,491	5,951,257	7,084,803

Total Liabilities	6,278,555	6,651,690	7,084,183	7,573,481	8,334,153

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Cash Flow Statement	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Net Profit After Tax	240,746	782,881	888,226	1,005,766	1,133,546
Depreciation	0	62,395	66,978	72,395	78,645
Interest & Finance Costs	61,660	125,273	89,876	52,282	13,161
Adjusted Operating Cash Profit	302,407	970,550	1,045,080	1,130,443	1,225,352

Trade Receivables	354,545	(263,300)	(52,329)	(36,781)	(58,551)
Prepaid Expenses/ Advances	(20)	(6,330)	(5,077)	(6,507)	(6,942)
Inventory	26,207	(798,715)	(210,000)	(256,162)	(273,309)
Trade Payables	167,174	133,119	120,387	88,803	99,520
Other Payables	22,196	27,861	30,003	38,448	41,022

Changes in Working Capital	570,102	(907,365)	(117,016)	(172,198)	(198,260)

Cash Flow from Operations	872,508	63,185	928,064	958,245	1,027,092

Net (Purchase) / Sale of Fixed Assets	(41,702)	(50,000)	(60,000)	(70,000)	(80,000)
Cash Flow from Investment Activities	(41,702)	(50,000)	(60,000)	(70,000)	(80,000)

Net Debt Taken / (Repaid)	(228,229)	(570,727)	(606,124)	(643,718)	(513,417)
Interest & Finance Costs	(61,660)	(125,273)	(89,876)	(52,282)	(13,161)
Cash Flow from Financing Activities	(289,889)	(696,000)	(696,000)	(696,000)	(526,578)

Change in Cash & Cash Equivalents	540,917	(682,815)	172,064	192,245	420,514

Opening Cash & Cash Equivalents	472,840	1,013,757	330,942	503,006	695,251

Closing Cash & Cash Equivalents	1,013,757	330,942	503,006	695,251	1,115,765

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Discounted Cash Flow

Our DCF analysis is based on the financial forecasts provided by the management for FY12 through FY16. We conducted limited and high-level review on the reasonability of key assumptions used to develop the financial forecasts provided by the management. Based on discussions with the management and our internal review of reasonability of forecasts, we found it appropriate to use the forecasts provided by the management. The table below presents the DCF analysis and equity value estimated from the Income Approach.

Discounted Cash Flow Statement (in USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Revenues	2,486,559	8,210,000	8,950,000	9,845,000	10,829,500
EBITDA	545,655	1,492,471	1,637,231	1,800,954	1,652,081
EBIT	545,655	1,430,076	1,570,253	1,728,559	1,902,404
Net Earnings (PAT)	240,746	782,881	888,226	1,005,766	1,653,957

Earnings Before Interest & Tax (EBIT)	545,655	1,430,076	1,570,253	1,728,559	1,902,404
Tax on EBIT	(218,262)	(572,030)	(628,101)	(691,423)	(760,962)
Earnings before Interest, but after Tax	327,393	858,046	942,152	1,037,135	1,141,442
Growth (%)	n/a	13.0%	9.8%	10.1%	10.1%

Depreciation & Amortization	0	62,395	66,978	72,395	78,645
Change in Working Capital	570,102	(907,365)	(117,016)	(172,198)	(198,260)
Net Capital Expenditure	(41,702)	(50,000)	(60,000)	(70,000)	(80,000)
Free Cash Flow to Firm (FCFF)	855,793	(36,924)	832,114	867,332	941,827
Growth (%)	n/a	-103.0%	n/a	4.2%	8.6%

Partial Year Adjustment	(128,649)

Free Cash Flow to Firm (FCFF)	727,144	(36,924)	832,114	867,332	941,827
Growth (%)	n/a	-103.4%	n/a	4.2%	8.6%

Year Fraction	0.36	1.36	2.36	3.36	4.36
Present Value Factor	0.97	0.90	0.84	0.78	0.72

PV of FCFF	708,002	(33,358)	697,489	674,543	679,619

The DCF analysis requires determining the value of certain assumptions to estimate the Equity Value. The key assumptions made in the forecast are:

Cost of Capital or Discount Rate

Discount rate is the rate of return that a willing financial buyer, acting rationally, would expect to receive from an investment to compensate the inherent risks involved and for the time value of money. This rate of return should also be acceptable to the willing seller with the same knowledge of facts, as explained in the definition of Fair Market Value. GF&F’s capital structure involves both equity and debt components. The cost of capital or discount rate for the Company becomes the Weighted Average Cost of Capital (WACC), where WACC is derived from the weighted average of equity and debt components. The formula for WACC is:

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WACC =

or, WACC =

where, D or Debt is the total market value of Debt and E or Equity is the total market value of the Equity

Estimating COE

For estimating the Cost of Equity, we applied the widely used Capital Asset Pricing Method (‘CAPM’) to build up the cost of equity for GF&F. The cost of equity under CAPM is generally calculated as:

CoE = Rf + β * (Rm – Rf)

Where, CoE is the Cost of Equity, Rf is the Risk-free Rate or rate of return on a 10-year Treasury bond in the US, β is the Beta of the company, Rm is the Market Return and (Rm– Rf) is the Market Risk Premium.

Since the CoE arrived at using the standard CAPM equation (as shown above) fails to capture the investment risks associated with small or early-stage company stocks, Aranca added Size Premium (‘SP’) based on Ibbotson Associates’ study3. Lastly, Aranca added the Company Specific Risk Premium (‘CSRP’) to account for additional return that a prospective investor would expect to compensate for the additional risks involved in investing in GF&F. Our determination of CSRP was based on the analysis of CSRP of guideline public companies using the Total Beta Approach as well as qualitative analysis of various risks that the Company is exposed to, as detailed in the ‘Risks’ section.

The CSRP of guideline public companies derived using the Total Beta Approach ranged between 0.74% and 9.27%, with mean and median of 2.27% and 1.04%, respectively. The CSRP of guideline companies was taken as a benchmark to determine the CSRP for the Company.

GF&F is a relatively new player compared to the guideline public companies. Its products are highly correlated to macroeconomic conditions. Economic slowdowns like the recession of FY08–09 can significantly impact the Company’s forecasted cash flows. The forging industry is intensely competitive with a large number of firms offering varied services.

Based on our review of specific risks associated with GF&F and comparative analysis of the Company and guideline public comparables, we applied ~2.75% as the appropriate CSRP measure for GF&F, given its current stage of enterprise development.

Based on inputs of risk-free rate at 2.14%, beta at 1.15 (median value of betas of guideline public companies at optimal leverage), market risk premium at 6.00%, size premium at 6.36% and CSRP at 2.75%, we determined the cost of equity at 18.18%.

 3 Ibbotson Associates

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Cost of Equity Calculations
Risk Free Rate	2.14%	Bloomberg
Beta	1.15	Bloomberg
Equity Risk Premium	6.00%	2011 Ibbotson
Size Premium	6.36%	2011 Ibbotson
Company Specific Risk Premium	2.75%
Cost of Equity	18.18%

Cost of Debt

Cost of Debt was estimated using the weighted average cost of GF&F’s total outstanding debt.

Cost of Debt Calculations
Description	Debt Value	Yield
Mainstreet Community Bank of Florida as of Feb 21, 2012	2,561,570	5.95%
Total Debt	2,561,570
Cost of Debt	5.95%

The Debt-to-Equity (D/E) ratio is used to calculate the levered beta to be used in cost of equity. This is the target D/E ratio that the Company expects to achieve in the long term. The target D/E ratio is a subjective value and is calculated by analyzing the following benchmarking standards:

1)	Current D/E ratio: Current D/E for General Flange is 0.40

2)	D/E on repaying capacity: D/E according to the payment capacity in FY16 is around 0.18

3)	Target D/E ratio: Median D/E for guideline companies is around 0.16

However, due to the small size of the Company and inaccessibility to public market, high debt at low interest rate is not easily available vis-à-vis guideline public companies. Thus, General Flange may not be able to acquire debt (at low cost). Considering all the above factors, we selected D/E ratio below payment capacity and current D/E and near industry average as the target D/E for the Company. Accordingly, the target D/E ratio is 0.16.

Debt-to-Equity Ratio
Current D / E	0.41
Target D/E	0.16
D/E on repaying capacity	0.18
Selected D/E	0.16

Subsequently, the discount rate of the Company was estimated as the Weighted Average Cost of Capital (WACC), including both equity and debt components and acquired at the cost of capital equivalent to the cost of equity (derived above) and cost of debt (derived above) at an optimally leveraged condition.

Weighted Avg. Cost of Capital (WACC)
Equity	6,209,318
Cost of Equity	18.18%
Debt	2,561,570
Cost of Debt	5.95%
WACC	16.16%

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QMT – General Flange & Forge LLC Valuation Analysis
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Terminal Value

To arrive at the terminal value, we considered two approaches:

▪	Gordon Growth Model Approach

▪	Exit Multiple Approach

The Gordon Growth Model Approach assumes constant growth in cash flows until perpetuity. This method is more appropriate in case of companies with highly mature operations. GF&F is a new company with very high projected revenue growth (428.0% between FY11 and FY12) in the initial years—the Company is in the first phase of growth. We believe General Flange would reach the second stage of growth by FY16 and, hence, it would not be appropriate to use the Gordon method to arrive at the terminal value.

Therefore, we determined GF&F’s terminal value by applying an exit multiple based on observable public guideline companies’ trading multiples. We observed the range of EV/Revenue, EV/EBITDA and P/E multiples for public comparables over the last five years. However, we selected the EV/EBITDA multiple with better applicability to GF&F as the Company’s technology improvises operational performance and, subsequently, EBITDA margins. Historical EV/EBITDA multiple for guideline public companies are:

Guideline Public Companies	EV/EBITDA
	2008		2009		2010		LTM
Mueller Industries Inc	4.5	x	7.6	x	6.8	x	7.6	x
SIFCO Industries Inc	2.0	x	4.2	x	7.7	x	6.1	x
The Timken Company	3.3	x	7.9	x	6.7	x	4.2	x
Metals USA Holdings Corp.	n.a		n.a		10.5	x	5.6	x
Tyco International Limited	3.9	x	7.5	x	7.4	x	7.2	x
CIRCOR International Inc	3.1	x	19.6	x	21.4	x	9.4	x
Mean	3.4	x	9.4	x	10.1	x	6.7	x
Median	3.3	x	7.6	x	7.6	x	6.6	x
Quartile 1	3.1	x	7.5	x	7.0	x	5.7	x
Quartile 3	3.9	x	7.9	x	9.8	x	7.5	x
Low	2.0	x	4.2	x	6.7	x	4.2	x
High	4.5	x	19.6	x	21.4	x	9.4	x

Source: Thomson Banker

The current LTM EV/EBITDA trading multiple of guideline public companies is 4.2–9.4x, with an average and median of 6.7x and 6.6x, respectively.

As GF&F is much smaller and growing at a faster pace than its publicly traded peers (i.e., guideline public companies), considering its anticipated long-term growth and factoring for execution risk involved in achieving revenue targets, we considered an EV/EBITDA multiple closer to the median multiple of guideline public companies. Consequently, we arrived at an EV/EBITDA multiple of 6.5x for the exit year FY16 to determine the terminal value of the equity.

Terminal Value Calculation
EBITDA FYE 30-Jun-16	1,652,081
EV/EBITDA Multiple Exit Year	6.5	x
Terminal Value	10,738,527
Terminal Value of Enterprise	10,738,527

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Equity Value

Both FCFF for the explicit forecast period and terminal value were discounted to the present value at the valuation date by applying WACC as the discount rate determined above. Thereafter, the outstanding debt as of the valuation date was deducted and the current balance of cash and cash equivalents was added to the resultant figure to derive GF&F’s Equity Value.

The net of the present value of FCFF, terminal value, outstanding debt and current cash equivalents resulted in GF&F’s Equity Value of $6.21 million. We assigned 80% weight to this method in the final determination of the Company’s Equity Value.

Equity Value
PV of FCFF	2,726,295
Terminal Value of Enterprise	10,738,527
PV Factor	0.52
PV of Terminal Value	5,591,568
PV of Net Operating Losses	0
Enterprise Value	8,317,863
Total Debt	2,561,570
Current Cash & Cash Equivalents	453,025
Total Equity Value	6,209,318

Valuation Range

We performed a sensitivity analysis of the DCF valuation based on key variables of the valuation metrics such as cost of equity and exit multiples.

Sensitivity Table
	Exit Multiple
		6.2x	6.5x	6.8x
	17.0%	5,747,352	6,018,614	6,289,876
WACC	16.2%	5,929,739	6,209,318	6,488,896
	15.4%	6,118,591	6,406,802	6,695,012

The above sensitivity analysis exhibits a DCF Equity Value of $5.75–6.70 million.

Valuation Range	Low	High
Discounted Cash Flow	$5,747,352	$6,695,012

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QMT – General Flange & Forge LLC Valuation Analysis
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Guideline Public Companies’ Trading Multiple Method

While applying the comparable trading multiple method for the valuation of privately held companies, selection of comparable public companies is a very important step.

Most companies that manufacture flanges (in carbon and stainless steel and other alloys) are privately held and do not disclose financial data. Hence, Aranca could not consider comparable private companies for the purpose of this valuation.

In the absence of public companies operating in the same industry with major business and model similar to GF&F, few other public companies were considered for guidance. We initially shortlisted guideline public companies listed on the US exchanges mainly operating in the Iron and Steel Forgings (3462), Non-ferrous Forgings (3463), Valves and Pipe Fittings, Machine Tools, Metal Cutting Types (3541), Ball and Roller Bearings (3562) industries catering to the broader forging industry.

Each of the initially shortlisted companies was analyzed for comparability with General Flange based on various parameters such as business lines, market share, revenue model, size of operations, and stage of development. The selected guideline public companies are:

▪	Mueller Industries Inc

▪	SIFCO Industries Inc

▪	The Timken Company

▪	Metals USA Holdings Corp

▪	Tyco International Limited

▪	CIRCOR International Inc

We compared the business models and product offerings of the above listed companies with GF&F to identify the closest guideline comparable. Based on our analysis of historical and forecasted financials, we noticed that General Flange has a growing revenue base with year-to-date FY12 EBITDA and net profit margin of 16.4% and 11.5%, respectively. As the Company is profitable, we primarily analyzed the EV/EBITDA multiple to arrive at its Equity Value.

We also observed that the forecasted revenue growth for the Company over FY11–12 is 428.0%, which is not stable and much higher than guideline public companies primarily due to lower revenue base in FY11. The Company was formed in FY11 and is in the super-normal growth stage; revenue growth is expected to decelerate in the next few years. However, in FY13, revenue and EBITDA margin are expected to stabilize and, hence, can be compared with guideline companies. Thus, we considered FY13E EV/EBITDA multiples of guideline public companies for our analysis.

Company Name	EV	EV/EBITDA						y-o-y growth			Operating Margin
		LTM		2012		2013		LTM	2012	2013	LTM	2012	2013
Mueller Industries Inc	1,270	7.6	x	6.3	x	n.a.		17%	2%	n.a.	7%	8%	N/A
Sifco Industries Inc	99	6.1	x	n.a.		n.a.		37%	n.a.	n.a.	14%	N/A	N/A
The Timken Company	3,894	4.2	x	3.8	x	3.5	x	27%	9%	7%	18%	18%	18%
Metals USA Holdings	893	5.6	x	5.1	x	4.7	x	46%	8%	7%	8%	9%	9%
Tyco International Ltd.	24,431	7.2	x	6.8	x	6.2	x	0%	2%	8%	20%	21%	21%
Circor International Inc	674	9.4	x	7.1	x	5.9	x	17%	9%	8%	9%	11%	12%
Mean		6.7	x	5.8	x	5.1	x	24%	6%	8%	13%	13%	15%
Median		6.6	x	6.3	x	5.3	x	22%	8%	8%	12%	11%	15%
Quartile 1		5.7	x	5.1	x	4.4	x	17%	2%	7%	9%	9%	11%
Quartile 3		7.5	x	6.8	x	6.0	x	35%	9%	8%	17%	18%	19%

Source: Thomson Banker

Notes: (1) Average share price for 30 days ended 02/21/2012

(2) Long-term EPS growth rate represents data for five years

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EV/EBITDA forward trading multiple of guideline public companies for FY13 is expected to range between 3.5x and 6.2x with mean and median of 5.1x and 5.3x, respectively.

We also analyzed guideline public companies’ financial results and other quantifiable parameters such as revenue and asset size, growth rates, and profitability metrics, which indicate the following:

▪	Size: GF&F is much smaller in size compared to guideline public companies with average market capitalization of $143.7 million. The guideline companies have operating strength and a long, robust operating history.

▪	Revenue growth: For FY12 and FY13, GF&F is projected to grow at an average annual rate of 428.0% and 11.9%, and guideline public companies 5.9% and 7.7%, respectively. As GF&F’s forecasted revenue growth is higher than guideline public companies for FY13 and beyond, we believe General Flange should receive higher forward FY13 EV/EBITDA multiple.

▪	Profitability margins: GF&F is expected to generate EBITDA margins of 18.3% in FY12 and beyond. Operating margins of guideline public companies are projected to average 13.3%, 15.0% and 14.1% in FY12, FY13 and FY14, respectively. We believe General Flange should receive higher forward FY13 EV/EBITDA trading multiple compared to guideline public companies as it is expected to achieve higher operating margin in FY13 and beyond.

Based on the analysis of 2013E EV/EBITDA multiples of guideline companies mentioned above and considering factors such as size, growth, margins and stage of development, we believe GF&F’s growing business signifies a moderate investment risk corresponding to returns vis-à-vis guideline public comparables. Accordingly, we selected 5.4X as the appropriate multiple to arrive at GF&F’s Enterprise Value.

Company Name	EV/EBITDA
	2013
Multiple Selected	5.4	x
Enterprise Value	8,450,195
Add: Cash	453,025
Less:- Debt	(2,561,570)
Equity Value	6,341,650

Valuation Range

We performed a sensitivity analysis of guideline public companies’ valuation approach based on the forward FY13 EV/EBITDA trading multiple.

Valuation Range	Low		High
	5.13	x	5.67	x
Guideline Public Companies Approach	$5,919,140		$6,764,160

The above sensitivity analysis determines guideline public companies’ Equity Value at $5.92–6.76 million.

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Final Valuation

As per United Standard for Professional Appraisal Practice (USPAP) guidelines, it is recommended to follow more than one valuation approach to estimate the value of one asset for purposes of increased confidence and sanity check. In this analysis, we resorted to two valuation approaches based on income (DCF) and market (guideline public companies).

Finding public companies that can be considered closely comparable to a private company like GF&F in the early stage of development is very difficult. Additionally, most guideline public companies have more diversified business models and a longer operating history, and are in advanced stage of development than the subject company. The discounted cash flow valuation is more appropriate to measure the enterprise value of a firm as it takes into account its cash flow generating ability adjusted for the inherent risk. As GF&F has stable and positive operating margins and projected revenue growth in line with industry standards, the DCF approach is more appropriate. Nevertheless, to some extent, the guideline public companies are reasonably comparable as they face similar risks and rewards, and industry components. Hence, in our opinion, for benchmarking purposes, we must assign some weight to the Market Approach (relative valuation) in the analysis. The Market Approach provides a benchmark to measure multiples for the Income (DCF) and Market (guideline public companies) approaches to arrive at the firm’s Enterprise Value.

After considering all the relevant factors described above, we assigned 80% weight to the value estimated from DCF and 20% weight to the value estimated from the guideline public companies method. Furthermore, as of the date of valuation and as a point estimate, the FMV of GF&F’s equity comes in at around $6.24 million. Also, the sensitivity analysis reveals that the FMV of GF&F’s equity falls within between $5.78 million and $6.45 million.

Particulars	Value	Weight
Equity Value
Income Approach – Discounted Cash Flow	$6,209,318	80%
Market Approach – Trading Multiple Analysis	$6,341,650	20%

Concluded Equity Value	$6,235,784

Valuation Range

Valuation Range	Low	High
Equity Value	$5,781,710	$6,708,842

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QMT – Tekna Seal LLC Valuation Analysis
April 06, 2012

Subsidiary III Analysis – Tekna Seal LLC

COMPANY OVERVIEW

Background & Brief History

Originally founded in 1979, Tekna Seal LLC was acquired by QMT (85% ownership) on May 1, 2011. Headquartered at Minneapolis, Minnesota, Tekna Seal is a custom manufacturer of hermetically sealed connectors, glass-to-metal feedthroughs, hermetic seals, lithium battery seals and ceramic-to-metal seals. These products are used for vacuum-tight electrical feedthroughs in sensors, battery terminals and electronic packages.

Glass-to-metal seals are custom built to customer specifications using a proprietary ‘oxide-free’ hermetic sealing process. The Company commercialized the technology in 1990. The proprietary hermetic sealing process provides seals with lower leak rates compared to industry standards, and a wider range of material choices that can be sealed. Tekna Seal is ISO 9001:2000 certified.

The Company’s revenues increased at a CAGR of 21.6% to $5.25 million in FY11 from $2.92 million from in FY08. The surge in revenues is mainly ascribed to the rise in metal prices during 2010–11 and the economic recovery over the past 1–2 years. Tekna Seal’s EBITDA margin rose to 28.5% (~$1.50 million) in FY11 from -5.9% (~-0.17 million) in FY08, primarily due to a significant increase in revenues and nearly constant operating costs (mainly SG&A expenses). Net profit margin expanded to 27.6% (~$1.45 million) from -11.1% (~-0.32 million) over the same period.

Product and Technology Overview

Tekna Seal’s product offerings can be used in a wide range of industries, including aerospace, automotive, electronics & photonic packages, medical, and military. The Company offers both standard and custom products.

Standard Products: Tekna Seal offers certain standard products to be used in sensors, instrumentation and video applications, and optical signal transmission, among others. The products offered through this segment are:

▪	3-Pin Connectors - for sensor, instrumentation and video applications

▪	9-Pin Connectors - for instrumentation applications

▪	Hermetic Optical Windows - to facilitate visual observation or optical signal transmission into hermetically sealed devices

Custom Products: The Company manufactures a wide range of custom built hermetically sealed connectors, glass-to-metal feedthroughs, hermetic seals, lithium battery seals and ceramic-to-metal seals. The segment’s offerings include:

▪	Glass-to-Metal Seals: Tekna Seal offers custom manufactured glass-to-metal hermetic seals used in aerospace, automotive, batteries, electronic packages, high vacuum, medical, military and sensor packages, among others. The Company’s proprietary oxide-free glass-to-metal hermetic seal process eliminates the need for pre-oxidizing the metal components prior to glass sealing, thereby increasing pressure withstanding and providing higher levels of hermeticity. The same process is used to produce metal-to-metal and metal-to-ceramic seals.

▪	Ceramic-to-Metal Seals: These joints are formed by metalizing the ceramic in the seal area using a multi-layer, thin-film deposition process, and then brazing the metal components to the ceramic using metal braze alloys. Ceramic-to-metal brazing is available for implantable medical devices and high-temperature applications. Ceramic also offers high voltage isolation with low leakage current.

▪	Ceramic Glass Seals: Tekna Seal has developed a new process by crystallizing sealing glass for high-performance applications that are beyond the capabilities of conventional glass seals.

▪	Metal Injection Molding (MIM) Sealing: Hermetic packages used in electronic and photonic applications often require complex geometry for alignment of critical components. MIM provides an economical way to fabricate these packages from controlled expansion metals. Tekna Seal’s oxide-free glass sealing process seals well to the MIM alloys, providing greater levels of hermeticity vis-à-vis the industry standards for packages made from wrought alloys.

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▪	Sealed Optical Windows: The Company has developed improved technology to fabricate optically clear windows for hermetic packages used to protect photonic devices. This process combines the oxide-free glass sealing process with the MIM technology to provide a rugged and stress-free glass-to-metal bond. High-performance optical glasses can be hermetically bonded to a metal frame suitable for welding or soldering to the body of a hermetic package.

▪	The Company also offers post-sealing secondary operations such as electroplating, spot welding, and stud welding.

Markets and Customer Base

Tekna Seal’s products are utilized in a variety of industries, ranging from aerospace to medical. The industries served are:

▪	Aerospace: Tekna Seal manufactures hermetic seals for sophisticated aerospace devices, including engine controls, altimeters and flight data recorders. The products have higher level of hermeticity and ruggedness.

▪	Automotive: The Company’s seals are used in air bag initiators, multi-fuel sensors and feedthroughs for fuel cells.

▪	Battery Feedthroughs: It manufactures glass seals used in high-performance lithium batteries.

▪	Electronic and Photonic Packages: Tekna Seal manufactures custom housings and lids with integrated optical windows used in high-performance chips, MEMS devices and photonic devices. The Company uses MIM to fabricate housings with customized features and unconventional materials.

▪	High Vacuum: Tekna Seal’s oxide-free glass sealing process provides hermeticity up to the levels of 1x10-10 Std cc/sec helium at 1 atm pressure differential without the cost and weight of a brazed ceramic-to-metal seal.

▪	Medical: The Company also manufactures feedthroughs and battery seals for implantable devices as well as feedthroughs for sterilizable electronics. The oxide-free glass sealing process is compatible with titanium and other biocompatible materials.

▪	Military: Tekna Seal’s products for this sector include reserve battery seals, pyrotechnic initiator seals, pyrotechnic initiator seals with patented integrated ESD protection, and guidance components.

▪	Sensor Housings: The Company also offers seals used in pressure, flow and temperature sensors. It provides high level of hermeticity and pressure containment in excess of 25,000 psi.

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Management

Arlan J. Clayton, President

Mr. Clayton is also a Board member of Quadrant Metals Technologies and Chairman of the compensation committee. He is the retired President and CEO of FloMet LLC, and previously held the same positions at Metal Powder Products, Indianapolis, IN. Mr. Clayton has been active in the powder metal industry, having served two terms as President of the Metal Powder Industries Federation and a term as President of the Center for Powder Metallurgy Technology.

Steven William Johnson, Vice President and General Manager

Mr. Johnson joined Tekna Seal, LLC in 1986 as Engineering Manager and advanced to Director of Operations before becoming General Manager in 2000. Prior to this, he worked at Rosemount Inc. and Tescom as product designer for pressure instruments and regulators, and Perkin-Elmer as developer and operator of ceramic fabrication and ceramic-to-metal joining processes. Mr. Johnson holds a BSME degree from the University of Minnesota.

Douglas Pearson McCarron, Vice President, Operations

Mr. McCarron became Vice President, Operations in August 2001. He joined the company in 1994 and has previously served as Director of Operations and Design Engineer. Prior to joining Tekna Seal, Mr. McCarron worked as Manufacturing Manager at Printware, Inc., a start-up manufacturer of high-resolution laser imaging systems for offset plate and photographic film media. He holds a BS degree in Industrial Technology from the University of Wisconsin–Stout.

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Risks

Tekna Seal needs to address the following key risks and challenges to become a successful enterprise.

Competition: Competition is rising as several new players are entering the industry to tap the growth potential. Currently, several firms offer sealants using variety of processes. Tekna Seal faces tough competition from few established companies such as TE Connectivity Limited, Flowserve Corp., Molex Inc, Dover Corp., Esterline Technologies Corp. and Kaydon Corp. Some of these firms are much bigger compared to Tekna Seal and have a longer operating history, larger clientele as well as greater financial, technical and marketing resources. The presence of these competitors could significantly affect any attempts to develop business.

Customer concentration: The Company generated around 63.0% of sales from three customers in FY11. Moreover, the three customers accounted for about 73.0% of total account receivables. The Company’s revenues and operating margins may be impacted in case it loses any of these customers.

Macro-economic factors: Tekna Seal offers products for commercial and industrial use, mainly in the automotive industry and the housing market that are basically cyclical industries (highly correlated to the state of the macro economy). In times of a slowdown, such as FY08–09, the housing market and the automotive industry and the heavy industry are negatively impacted. Tekna Seal’s revenues may drop or witness marginal growth in case of similar slowdown in demand from these industries in future.

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INDUSTRY OVERVIEW

Tekna Seal is a manufacturer of custom made hermetically sealed connectors, glass-to-metal feedthroughs, hermetic seals, lithium battery seals and ceramic-to-metal seals. The Company offers products to the aerospace, industrial, medical and military markets. Tekna Seal’s products are offered to the ‘industrial machinery industry’, where it is used in varied industrial processes and critical military applications. The Company offers hermetic seals, which are an alternative to conventional sealing methodologies. Hence, in general, Tekna Seal’s products cater to the ‘sealants and caulks industry’. The Company uses proprietary oxide-free hermetic sealing process and metal injection molded (MIM) technology to offer hermetic seals. Using the above technologies, the Company targets the niche ‘hermetic sealing industry’.

Global industrial machinery industry

The global industrial machinery industry includes companies that manufacture industrial machinery, metalworking machinery, engines, turbine and power transmission equipment and other general purpose machinery.

According to Datamonitor’s ‘Global Industrial Machinery’ report released in May 2011, the global industrial machinery market’s revenues totaled $363 billion in 2010, generating a compound annual rate of change (CARC) of -1.6% during 2006–10. Engines, turbines and related sales accounted for a majority share (revenues of $132.3 billion or ~36.5%) of the market's overall value.

The worldwide industrial machinery market has performed well over the recent years, except in 2009 when it declined 11%. The market bounced back in 2010 and the recovery phase is expected to continue with moderate growth forecast up to and including 2015.

The metalworking industry, which includes manufacturing machine components, machinery, instruments and tools, contributed around 22.6% (~$82.1 billion) to the overall industrial machinery industry in 2010. The Americas (North America and South America) accounted for 37.2% (~$135.1 billion) of the global market value.

Sealants and caulks industry

Sealants and caulks are primarily used to isolate an environment and act as a barrier against undesirable environmental factors such as moisture, liquids, solids and electromagnetic radiation. Sealant materials such as bituminous, silicone, elastomer and polyurethane formulations have significant demand across several industry sectors.

In terms of value, the demand for sealant and caulks in the US increased at a CAGR of 1.4% to $3.3 billion during 2005–10. In terms of volume, demand in the industry witnessed a cumulative annual decline of 3.23% to 1.5 billion pounds during the same period.

US Sealant & Caulk Demand (in terms of volume)

Source: Sealant & Caulk, The Freedonia Group, Inc, August 2011 *figures in Million pounds

‘Although demand for sealants and caulks plunged 3.23% annually in terms of volume during 2005–10, it increased in terms of value at a CAGR of 1.4% during the period.

Demand for sealants and are driven by the construction (including both new construction and improvement and repair projects) and durable goods (including production and maintenance of products such as motor vehicles and machinery) industries.

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Hermetic sealants industry using MIM technology

Hermetic seals are airtight seals that prevent outside contaminants such as oxygen, moisture and humidity from entering a sealed package. According to BCC Research, MIM’s global market size stood at around $984.9 million in 2009.

Drivers

Key drivers of the hermetic sealants industry in general are:

▪	Shift toward miniaturization: There is growing demand for small electronic equipment, which need smaller internal components. These miniature equipment can be manufactured by machined housings, but they do not result in significant cost savings and increase in production volumes. The MIM technology offers cost savings for miniature components packaging (sealing), thereby providing a competitive advantage that is not available in conventional technologies.

▪	Growth in the petrochemical industry: The petrochemical industry uses hermetic seals to protect sensors and electronics in drilling exploration equipment. According to Morgan Stanley Research Global on the global petrochemical industry, the demand and supply of the industry is expected to increase at a CAGR of 5.6% during 2009–14. The demand for equipment used in exploration is also expected to surge in tandem with the rise in demand for petrochemicals. As hermetic seals are used in these equipment, the petrochemical industry’s growth would drive the demand for hermetic seal products.

▪	Growth in the aerospace industry: Hermetic seals are commonly used in the aerospace industry. Hermetic connectors, hermetically sealed terminals and hermetically sealed headers used in several systems in an airplane. According to Aerospace Global Report 2011 published by IMAP and ClearWater, value of the global aerospace and defense sector is expected to expand at a CAGR of 5.3% to $1,190 billion in 2014 from US$920 billion in 2009. With an expected growth in the industry, demand outlook for hermetic seal products looks positive.

▪	Growth in the optical networking industry: Hermetic seals are used in the optical networking industry to protect delicate circuitry in the infrastructure. Datamonitor’s press release states that revenues of the worldwide optical networking market would expand at a CAGR of 6.0% to $20 billion during 2010–16. The growth in the industry suggests a possible increase in demand for hermetic seal equipment in this industry.

Competitive Landscape

Tekna Seal operates in a competitive hermetic seal industry. The Company’s proprietary oxide-free hermetic sealing process has substantially improved the performance and reliability of hermetic seals manufactured by Tekna Seal over common sealing practices such as molding techniques like electroplating and fusion welding.

Hermetic packages used in photonic applications commonly require complex and precise geometry for alignment of critical components. MIM technology provides an economical way to fabricate these packages from controlled expansion metals. However, MIM faces close competition from technologies such as sintering, an alternative metal components (parts) manufacturing process.

Considering the factors mentioned above, the Company’s competitors in the public and private space include:

Public Companies	Private Companies
TE Connectivity Limited	Pacific Aerospace & Electronics
Flowserve Corp.	Wyman-Gordon Company
Molex Inc	HCC Industries, Inc.
Dover Corp.	Specialty Seal Group
Kaydon Corp.

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Outlook

According to Datamonitor’s Global Industrial Machinery report released in May 2011, the industry is forecasted to accelerate at a compound annual growth rate (CAGR) of 4.4% to $449.4 billion during 2010–15.

Global Industrial Machinery Industry

Source: Global Industrial Machinery, Datamonitor, May 2011 * Figures in $ Billions

According to Sealants & Caulks, August 2011 report released by Freedonia Group, demand for sealant and caulks in the US, in terms of value, is forecast to grow 6.8% annually to $4.6 billion during 2010–15. In terms of volume, demand is estimated to increase at a CAGR of 5.5% to 1.9 billion pounds during the period. The industry’s growth forecast improving reflects economic recovery and strengthening end-use markets; historically, the industry has exhibited a declining trend.

With an increase in demand for industrial equipment, demand for products offered by the hermetic sealants industry is expected to grow and capture major market share that is currently held by the conventional sealing industry. In addition, the MIM technology is expected to offer close competition to machining in miniature components hermetic packaging.

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VALUATION ANALYSIS

Equity Value Determination

In our understanding, a prospective investor would evaluate investment in a company such as Tekna Seal based on expected returns and associated risks on the basis of continued future operations. Accordingly, we have valued the Company’s Equity Value on ‘going-concern’ basis.

To arrive at the ‘Fair Market Value’ of Tekna Seal’s equity, we first determined the value of the entire business using different valuation methods as explained in the sections below. Then the business value was adjusted for debt and cash holding of the Company for estimating Tekna Seal’s Equity Value. We considered the Market as well as Income approaches for the purpose of valuing Tekna Seal. Under the Market approach, we applied the guideline public companies trading multiples method. Under the Income approach, we applied the DCF analysis.

Financial Statement Analysis

Review of Financials (Historical)

Tekna Seal’s financial year begins on July 01 and ends on June 30. The Company manufactures hermetically sealed connectors, glass-to-metal feedthroughs, hermetic seals, lithium battery seals, and ceramic-to-metal seals. Tekna Seal’s products are used for vacuum-tight electrical feedthroughs in sensors, battery terminals and electronic packages.

Revenue

The Company’s revenues increased at a CAGR of 21.6% to $5.25 million in FY11 from $2.92 million in FY08. The increase can be mainly ascribed to the rise in metal prices during 2010–11 and the economic recovery in the past 1–2 years. Tekna Seal generated revenues of $2.88 million during the first seven months of FY12.

Expenses

Tekna Seal’s expenses comprise cost of sales (COS) and operating expenses.

COS consist of direct costs (material and tool costs), labor and fringe costs (salaries, fringe benefits) and factory costs (fixed and variable expenses). COS has accounted for a major portion of the Company’s total expenses in the past. As a percentage of revenues, COS declined to 48.4% in FY11 from 66.1% in FY08 due to higher marginal increment in revenues compared to costs.

Operating expenses decreased as a percentage of total revenues to 23.1% in FY11 from 39.7% in FY08 as SG&A expenses were nearly fixed, while revenue increased significantly during the period. Operating expenses as a percentage of total sales fell to 21.2% for the year to date FY12. Operating expenses’ contribution to overall expenses also plunged to 32.3% in FY11 from 37.5% in FY08.

Historical Revenue	Contributors to Costs

*Figures in $ Million	*Figures in $ Million

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EBITDA Margin

The Company’s EBITDA margin improved to 28.5% in FY11 from -5.9% in FY08. This can be primarily ascribed to an increase in revenues and nearly constant costs (SG&A expenses) during the period.

Income statements

Summary Income Statement (in USD)	Jun-08	Jun-09	Jun-10	Jun-11	Jan-12
	FY-A	FY-A	FY-A	FY-A	YTD-A
Revenues	2,920,633	3,297,140	3,817,461	5,248,812	2,880,725
Cost of Sales	1,931,231	1,964,018	1,978,536	2,540,540	1,524,937
Gross Profit	989,402	1,333,122	1,838,925	2,708,272	1,355,788
Gross Margin (%)	33.9%	40.4%	48.2%	51.6%	47.1%

Operating Costs	1,160,583	1,127,796	1,113,278	1,212,540	609,285
EBITDA	(171,181)	205,326	725,647	1,495,732	746,503
EBITDA Margin (%)	-5.9%	6.2%	19.0%	28.5%	25.9%

Depreciation	104,138	71,351	56,833	63,837	38,300
EBIT	(275,319)	133,975	668,814	1,431,895	708,203
EBIT Margin (%)	-9.4%	4.1%	17.5%	27.3%	24.6%

Interest & Finance Costs	57,139	19,334	572	0	0
Income/ (Loss) - Investments & Affiliates	5,782	1,810	676	3,189	1,419
Non-Operating Income / (Expense)	2,127	31	60	11,834	0
PBT	(324,549)	116,482	668,978	1,446,918	709,622
PBT Margin (%)	-11.1%	3.5%	17.5%	27.6%	24.6%

Income Tax	0	0	0	0	0
PAT	(324,549)	116,482	668,978	1,446,918	709,622
PAT Margin (%)	-11.1%	3.5%	17.5%	27.6%	24.6%

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Balance Sheet

Summary Balance Sheet (in USD)	Jun-08	Jun-09	Jun-10	Jun-11	Jan-12
	A	A	A	A	A
Cash & Cash Equivalents	196,181	370,689	391,920	826,047	680,296

Trade Receivables	432,879	565,499	631,010	684,693	656,201
Turnover (Days)	54	63	60	48	49

Prepaid Expenses/ Advances	89,755	31,525	27,297	96,668	64,321
Turnover (Days)	28	10	9	29	22

Inventory	261,320	314,999	464,493	427,040	462,750
Turnover (Days)	49	59	86	61	65

Deferred Costs	965	138	0	0	0
Current Assets	784,919	912,161	1,122,800	1,208,401	1,183,272

Other Operating Assets	69,672	56,322	67,425	27,086	150,000

Fixed Assets (Gross)	925,780	925,780	952,000	1,031,615	1,114,386
(Accum. Depreciation)	695,936	766,460	822,953	878,993	917,293
Fixed Assets (Net)	229,844	159,320	129,047	152,622	197,093

Goodwill	3,373,437	3,373,437	3,373,437	3,373,437	3,373,437

Total Assets	4,654,053	4,871,929	5,084,629	5,587,593	5,584,098

Trade Payables	126,594	97,592	230,292	257,409	161,845
Turnover (Days)	24	18	42	37	23

Other Payables	74,948	93,849	88,474	150,096	49,924
Turnover (Days)	24	30	29	45	17
Current Liabilities	201,542	191,441	318,766	407,505	211,769

Other Operating Liabilities	4,356	5,383	6,283	5,642	0

Long Term Debt	57,803	0	0	0	0
Short Term Debt	330,978	57,803	0	0	0
Debt	388,781	57,803	0	0	0

Paid in Capital	4,059,374	4,617,302	4,759,580	5,174,446	5,372,330
Shareholders' Equity	4,059,374	4,617,302	4,759,580	5,174,446	5,372,330

Total Liabilities	4,654,053	4,871,929	5,084,629	5,587,593	5,584,099

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Review of Financial Projections

Revenues

Revenues are expected to grow at an average annual rate of 14.6% during FY12–16. The growth in revenue during the forecast period is estimated based on the following factors:

1)	The Company is expanding into the medical industry by offering heart valve seals and battery lids.

2)	Tekna Seal is also targeting the ceramic brazing business, and has developed a multi-pin product that is gauging good responses.

3)	The Company’s largest customer Goodrich (aerospace industry) has been growing historically, and is expected to grow further. The management believes that Goodrich would continue to be Tekna Seal’s customer for at least few more years.

4)	The Company also expects Goodrich to outsource its brazing business to Tekna Seal.

Cost of Sales (COS)

COS primarily includes products’ direct costs such as raw material, production overhead and sales commission. These costs are expected to remain stable near historical levels at around 49.6% of the total sales during FY12–16.

Operating Expenses

Operating expenses mainly comprise SG&A expense, which is expected to decrease from its current levels (~21.2% in year to date financials) to 19.7% of total sales in FY12. These costs are further expected to fall to 19.4% in FY13 and stabilize at 18.5% for the remaining forecast period as the management expects current staffing and space to be sufficient to achieve projected sales for FY12.

EBITDA Margin

EBITDA margin is expected to improve to 30.8% in FY12 from 25.9% in the first seven months of FY12. The EBITDA margin is projected to increase to 31.1% in FY13, and thereafter remain stable at 31.9%.

Forecasted Revenue (FY12–16)	Contributors to Costs

*Figures in $ Million	*Figures in $ Million

Capital Expenditure & Depreciation

According to forecasts provided by the management, the Company expects to incur around $90,000 for maintaining its asset base and investing in technological improvements in FY12. Capital expenditure, expected to be around 1.0% of annual revenues for the FY13–16 period, is based on the analysis of the guideline public companies and industry standards. For the same period, CapEx is expected to be in the range of $66,000 to $102,000. New assets added are accounted for depreciation over its remaining useful life according to a straight line. It is appropriately taken for new assets to have an economic useful life of at least five years and existing assets to have a useful remaining life of three years.

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Working Capital

To estimate the working capital requirement for Tekna Seal for the forecasted years (FY12–16), we analyzed industry standards and considered management guidance.

Trade Receivables – These are calculated on the basis of revenues, and are estimated to be 48 days of sales outstanding until the exit period in FY16. Historically, trade receivables ranged between 54 days of sales outstanding in FY08 to 60 days in FY10 and 48 days in FY11. Based on discussions with the management, the benchmarking analysis of guideline companies, revenue growth and expansion of the Company, AR days are expected to settle down to around 48 days (consistent to historical levels) in FY16.

Trade Payables – These are forecasted on the basis of cost of sales and direct costs, and are projected to be 24 days in FY12 and 30 days in FY16, corresponding to industry standards. In FY08, days outstanding for trade payables were 24, increasing to 42 days in FY10 and fell to 37 days in FY11.

Pre-paid Expenses – These are forecasted on the basis of operating costs, and are estimated to remain constant at 24 days outstanding through FY12–16. In FY09, pre-paid expenses turnover days stood at 10, increasing to 29 days in FY11.

Other Payables - These are forecasted on the basis of operating costs and are projected to be 20 days in FY12 and 25 days in FY16, corresponding to industry standards.

Inventory Turnover – These are forecasted on the basis of cost of sales, and are projected to have ~56–60 days turnover during FY12–16. Inventory turnover increased from 49 days in FY08 to 86 days in FY10 and decreased to 61 days in FY11.

Summary Income Statement (in USD)	Jun-12	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F	FY-F
Revenues	3,003,822	5,884,547	6,580,000	7,680,000	8,832,000	10,156,800
Cost of Sales	1,388,318	2,913,255	3,258,280	3,810,540	4,382,121	5,039,439
Gross Profit	1,615,504	2,971,292	3,321,720	3,869,460	4,449,879	5,117,361
Gross Margin (%)	53.8%	50.5%	50.5%	50.4%	50.4%	50.4%

Operating Costs	552,482	1,161,767	1,275,754	1,420,995	1,634,144	1,879,266
EBITDA	1,063,022	1,809,525	2,045,966	2,448,465	2,815,735	3,238,095
EBITDA Margin (%)	35.4%	30.8%	31.1%	31.9%	31.9%	31.9%

Depreciation	23,824	62,124	81,599	99,424	69,190	81,676
EBIT	1,039,198	1,747,401	1,964,367	2,349,041	2,746,545	3,156,419
EBIT Margin (%)	34.6%	29.7%	29.9%	30.6%	31.1%	31.1%

Income/ (Loss) - Investments & Affiliates	0	1,419	0	0	0	0
PBT	1,039,198	1,748,820	1,964,367	2,349,041	2,746,545	3,156,419
PBT Margin (%)	34.6%	29.7%	29.9%	30.6%	31.1%	31.1%

Income Tax	415,679	415,679	785,747	939,616	1,098,618	1,262,568
PAT	623,519	1,333,141	1,178,620	1,409,425	1,647,927	1,893,851
PAT Margin (%)	20.8%	22.7%	17.9%	18.4%	18.7%	18.6%

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Summary Balance Sheet (in USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	F	F	F	F	F
Cash & Cash Equivalents	1,201,789	2,356,708	3,599,106	5,030,012	6,681,163

Trade Receivables	785,313	865,315	1,009,973	1,161,468	1,332,039
Turnover (Days)	40	48	48	48	48

Prepaid Expenses/ Advances	86,664	83,885	93,435	107,451	123,231
Turnover (Days)	24	24	24	24	24

Inventory	508,143	535,608	626,390	720,349	826,138
Turnover (Days)	56	60	60	60	60

Current Assets	1,380,119	1,484,808	1,729,798	1,989,268	2,281,407

Other Operating Assets	150,000	150,000	150,000	150,000	150,000

Fixed Assets (Gross)	1,121,615	1,187,415	1,264,215	1,352,535	1,454,103
(Accum. Depreciation)	941,117	1,022,716	1,122,140	1,191,330	1,273,006
Fixed Assets (Net)	180,498	164,699	142,075	161,205	181,097

Goodwill	3,373,437	3,373,437	3,373,437	3,373,437	3,373,437

Total Assets	6,285,843	7,529,652	8,994,416	10,703,922	12,667,105

Trade Payables	217,775	267,804	313,195	360,174	413,069
Turnover (Days)	24	30	30	30	30

Other Payables	72,220	87,380	97,328	111,928	128,365
Turnover (Days)	20	25	25	25	25

Current Liabilities	289,995	355,184	410,523	472,102	541,434

Paid in Capital	5,372,330	5,372,330	5,372,330	5,372,330	5,372,330
Retained Earnings	623,519	1,802,139	3,211,564	4,859,491	6,753,342
Shareholders' Equity	5,995,849	7,174,469	8,583,894	10,231,821	12,125,672

Total Liabilities	6,285,844	7,529,653	8,994,417	10,703,923	12,667,106

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Cash Flow Statement	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Net Profit After Tax	623,519	1,178,620	1,409,425	1,647,927	1,893,851
Depreciation	23,824	81,599	99,424	69,190	81,676
Adjusted Operating Cash Profit	647,343	1,260,219	1,508,849	1,717,117	1,975,527

Trade Receivables	(129,112)	(80,002)	(144,658)	(151,496)	(170,571)
Prepaid Expenses/ Advances	(22,343)	2,779	(9,550)	(14,015)	(15,780)
Inventory	(45,393)	(27,465)	(90,782)	(93,959)	(105,789)
Trade Payables	55,930	50,028	45,391	46,979	52,894
Other Payables	22,296	15,161	9,948	14,599	16,437

Changes in Working Capital	(118,621)	(39,500)	(189,651)	(197,891)	(222,808)

Cash Flow from Operations	528,722	1,220,720	1,319,198	1,519,226	1,752,720

Net (Purchase) / Sale of Fixed Assets	(7,229)	(65,800)	(76,800)	(88,320)	(101,568)
Cash Flow from Investment Activities	(7,229)	(65,800)	(76,800)	(88,320)	(101,568)

Cash Flow from Financing Activities	0	0	0	0	0

Change in Cash & Cash Equivalents	521,493	1,154,920	1,242,398	1,430,906	1,651,152

Opening Cash & Cash Equivalents	680,296	1,201,789	2,356,708	3,599,106	5,030,012

Closing Cash & Cash Equivalents	1,201,789	2,356,708	3,599,106	5,030,012	6,681,163

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 Discounted Cash Flow

Our DCF analysis is based on financial forecasts provided by the management for FY12 through FY16. We conducted limited and high level review on the reasonability of key assumptions used to develop the financial forecasts provided by the management. Based on discussions with the management and our internal review of reasonability of forecasts, we found it appropriate to use the forecasts provided by the management. The table below presents the DCF analysis and equity value estimated using the Income approach.

Discounted Cash Flow Statement (in USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Revenues	3,003,822	6,580,000	7,680,000	8,832,000	10,156,800
EBITDA	1,063,022	2,045,966	2,448,465	2,815,735	3,238,095
EBIT	1,039,198	1,964,367	2,349,041	2,746,545	3,156,419
Net Earnings (PAT)	623,519	1,178,620	1,409,425	1,647,927	1,893,851

Earnings Before Interest & Tax (EBIT)	1,039,198	1,964,367	2,349,041	2,746,545	3,156,419
Tax on EBIT	(415,679)	(785,747)	(939,616)	(1,098,618)	(1,262,568)
Earnings before Interest, but after Tax	623,519	1,178,620	1,409,425	1,647,927	1,893,851
Growth (%)	n/a	12.4%	19.6%	16.9%	14.9%

Depreciation & Amortization	23,824	81,599	99,424	69,190	81,676
Change in Working Capital	(118,621)	(39,500)	(189,651)	(197,891)	(222,808)
Net Capital Expenditure	(7,229)	(65,800)	(76,800)	(88,320)	(101,568)
Free Cash Flow to Firm (FCFF)	521,493	1,154,920	1,242,398	1,430,906	1,651,152
Growth (%)	n/a	91.6%	7.6%	15.2%	15.4%

Net Debt Taken / (Repaid)	0	0	0	0	0
Interest & Finance Costs (Tax Adjusted)	0	0	0	0	0
Free Cash Flow to Equity (FCFE)	521,493	1,154,920	1,242,398	1,430,906	1,651,152
Growth (%)	n/a	n/a	n/a	n/a	n/a

Partial Year Adjustment	(78,394)

Free Cash Flow to Equity (FCFE)	443,098	1,154,920	1,242,398	1,430,906	1,651,152
Growth (%)	n/a	120.2%	7.6%	15.2%	15.4%

Year Fraction	0.36	1.36	2.36	3.36	4.36
Present Value Factor	0.97	0.88	0.75	0.64	0.55

PV of FCFE	431,012	1,011,135	931,268	918,294	907,224

Furthermore, DCF analysis requires determining the value of certain assumptions for estimating the Equity Value. Key assumptions made in the forecast are:

Cost of Equity or Discount Rate

Discount rate is the rate of return that a willing financial buyer, acting rationally, would expect to receive from an investment to compensate the inherent risks involved and for the time value of money. This rate of return should also be acceptable to the willing seller with the same knowledge of facts, as explained in the fair market value definition. The capital structure of Tekna Seal just has the equity component.

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For estimating the cost of equity, we applied the widely used Capital Asset Pricing Method (‘CAPM’) to build up the cost of equity for Tekna Seal. The cost of equity under CAPM is generally calculated as:

CoE = Rf + β * (Rm – Rf)

Where, CoE is the Cost of Equity, Rf is the Risk-Free Rate or Rate of Return on a 10-year US Treasury bond, β is Beta of the company, Rm is the Market Return and (Rm– Rf) is the Market Risk Premium.

Since the CoE arrived at using the standard CAPM equation (as shown above) fails to capture the investment risks associated with small or early stage company stocks, Aranca added Size Premium (‘SP’) based on Ibbotson Associates’ study4. Lastly, Aranca added the Company Specific Risk Premium (‘CSRP’) to account for additional return that a prospective investor would expect to compensate for the additional risks involved for investing in Tekna Seal. Our determination of CSRP was based on the analysis of CSRP of the guideline public companies using total beta approach as well as qualitative analysis of various risks that the Company is exposed to, as detailed out in the ‘Risks’ section.

The CSRP of the guideline public companies derived using the total beta approach ranged between 0.35% and 2.70%, with mean and median of 1.26% and 0.84%, respectively. The CSRP of guideline companies was taken as a benchmark to determine the CSRP for the Company.

Tekna Seal sales are very conservative compared to historical revenue growth. Therefore, risk of fluctuations to the expected cash flows generated is low. We believe Tekna Seal has moderate risk profile compared to guideline companies and should receive CSRP close to the mean and median GPC CSRP. Hence, we applied CSRP of 1.0% to Tekna Seal.

Based on inputs of risk-free rate at 2.14%, beta at 1.22 (median value of the betas of the guideline public companies at optimal leverage), market risk premium at 6.00%, size premium of 6.36% and CSRP of 1.00%, we determined the cost of equity at 16.80%.

Cost of Equity Calculations
Risk Free Rate	2.14%	Bloomberg
Beta	1.22	Bloomberg
Equity Risk Premium	6.00%	2011 Ibbotson
Size Premium	6.36%	2011 Ibbotson
Company Specific Risk Premium	1.00%
Cost of Equity	16.80%

Terminal Value

To arrive at the terminal value, we considered two approaches:

▪	Gordon growth model approach

▪	Exit multiple approach

Gordon growth method assumes a constant growth in cash flows until perpetuity. Gordon growth model is more appropriate in case of companies with highly mature operations. Although Tekna Seal has operating history of many years and has been profitable for the last few years, it is much smaller compared to the guideline public companies and has high growth potential in the forecast period and beyond. Moreover, the Company is expected to be in the second stage growth phase for few years beyond the forecast period. Therefore, we have not assumed a constant perpetual growth rate beyond this period. Hence, in our opinion, it would not be appropriate to use the Gordon growth method to arrive at the terminal value.

Therefore, we determined Tekna Seal’s terminal value by applying an exit multiple based on observable public guideline companies’ trading multiples. We observed the range of EV/Revenue and EV/EBITDA multiples for public comparables prevailing over the last five years. However, we selected EV/EBITDA multiple to have better applicability on Tekna Seal as the Company’s technology enhances operational performance and subsequently results in higher EBITDA margins. Historical EV/EBITDA trading multiple for the guideline public companies are:

4 Ibbotson Associates

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Guideline Public Companies	EV/EBITDA
	2008		2009		2010		LTM
TE Connectivity Limited	6.8	x	7.6	x	6.3	x	6.8	x
Flowserve Corp.	8.6	x	8.8	x	9.0	x	9.9	x
Molex Inc	n.a		n.a		3.7	x	3.4	x
Dover Corp.	6.8	x	12.6	x	8.9	x	8.7	x
Esterline Technologies Corp.	7.1	x	10.6	x	9.7	x	13.0	x
Kaydon Corp.	7.3	x	10.9	x	6.9	x	9.2	x

Mean	7.0	x	10.1	x	6.7	x	8.5	x
Median	7.0	x	10.6	x	6.9	x	8.9	x
Quartile 1	6.8	x	8.8	x	5.0	x	7.3	x
Quartile 3	7.2	x	10.9	x	8.9	x	9.7	x
Source: Thomson Banker

The current LTM EV/EBITDA trading multiple of the guideline public companies is in the 3.4x–13.0x range, with an average and median of 8.5x and 8.9x, respectively.

Since Tekna Seal is much smaller and growing at a faster pace compared to its publicly traded peers (i.e., guideline public companies) and considering its anticipated long-term growth and factoring for execution risk involved in achieving revenue targets, we selected the mean LTM EV/EBITDA trading multiple of the guideline public companies. Consequently, we arrived at a multiple of 8.5x as the EV/EBITDA for the exit year (FY16) to determine the terminal value of the Company’s equity.

Terminal Value Calculation
EBITDA FYE 30-Jun-16	3,238,095
EV/EBITDA Multiple Exit Year	8.50
Terminal Value	27,523,808
Terminal Value of Enterprise	27,523,808

Equity Value

Both FCFE for the explicit forecast period and terminal value were discounted to their present values at the valuation date by applying the cost of equity as discount rate determined above. Thereafter, the current balance of cash and cash equivalents as of the valuation date was added to the resultant figure to derive Tekna Seal’s Equity Value.

The net of the present value of FCFE, terminal value, and current cash equivalents resulted in Tekna Seal’s Equity Value of $19.12 million. We assigned 80% weight to this method in the final determination of the Company’s Equity Value.

Equity Value
PV of FCFE	4,198,934
Terminal Value	27,523,808
PV Factor	0.51
PV of Terminal Value	13,993,118
PV of Net Operating Losses	0
Equity Value	18,192,052
Current Cash & Cash Equivalents	931,184
Total Equity Value	19,123,236

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Valuation Range

We also performed sensitivity analysis of DCF valuation based on key variables of the valuation metrics such as cost of equity and exit multiples.

Sensitivity Table
			Exit Multiple
		8.08x	8.50x	8.93x
	17.6%	17,952,643	18,630,795	19,308,947
Cost of Equity	16.8%	18,423,580	19,123,236	19,822,892
	16.0%	18,912,309	19,634,313	20,356,316

The above sensitivity analysis exhibits the DCF Equity Value to be in the range of $17.95–20.36 million.

Valuation Range	Low	High
Discounted Cash Flow	$17,952,643	$20,356,316

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Guideline Public Companies Trading Multiple Method

While applying the comparable trading multiple method for the valuation of privately-held companies, selection of comparable public companies is a very important step.

Most of the companies manufacturing custom made hermetically sealed connectors, glass-to-metal feedthroughs, hermetic seals, lithium battery seals and ceramic-to-metal seals are privately held and do not disclose their financial data. Hence, Aranca could not consider comparable private companies for the purpose of this valuation.

In the absence of public companies operating in the same industry with major business operating as Tekna Seal and with similar business model, we considered few other public companies for guidance. We initially shortlisted the guideline public companies listed on the US exchanges, mainly operating in Gaskets, Packing, and Sealing Devices (3053), Electronic Components, Not Elsewhere Classified (3679), and Heat Sealing (Wholesale) (5084-92) industries catering to the broader ‘sealant industry’.

Each of the initially shortlisted companies were analyzed for comparability with Tekna Seal based on various parameters such as business lines, market share, revenue model, size of operations and development stage. The selected guideline public companies are:

▪	TE Connectivity Limited

▪	Flowserve Corp.

▪	Molex Inc

▪	Dover Corp.

▪	Esterline Technologies Corp.

▪	Kaydon Corp.

We compared the business models and product offerings of the above listed companies with Tekna Seal for identifying the closest guideline comparable company. Furthermore, Tekna Seal has a high operating margin due to its technology, and a growing revenue base with positive EBITDA and profit margins. Considering this, we believe using EV/EBITDA multiple would be a better indicator for arriving at the value of Tekna Seal.

The Company's revenues and margins are expected to stabilize in FY12 and can be compared with the guideline companies’ FY12 revenues and margins. Subsequently, we considered EBITDA for 2012 for the analysis as the Company has better visibility of 2012 financial results.

Company Name	EV	EV/EBITDA						y-o-y growth			Operating Margin
		LTM		2012		2013		LTM	2012	2013	LTM	2012	2013
TE Connectivity Limited	16,647	6.8	x	6.7	x	6.3	x	17%	0%	7%	17%	17%	17%
Flowserve Corp.	6,840	9.9	x	8.5	x	7.5	x	9%	9%	8%	16%	17%	18%
Molex Inc	2,326	3.4	x	3.4	x	3.2	x	5%	1%	8%	19%	19%	19%
Dover Corp.	13,120	8.7	x	7.8	x	7.3	x	11%	8%	8%	19%	20%	19%
Esterline Technologies Corp.	2,862	13.0	x	7.3	x	7.3	x	10%	21%	5%	13%	19%	18%
Kaydon Corp.	912	9.2	x	7.9	x	7.0	x	-2%	12%	6%	22%	23%	24%
Mean		8.5	x	6.9	x	6.4	x	17%	7%	5%	18%	19%	19%
Median		8.9	x	7.5	x	7.2	x	17%	7%	5%	18%	19%	18%
Quartile 1		7.3	x	6.9	x	6.5	x	11%	6%	5%	16%	18%	18%
Quartile 3		9.7	x	7.9	x	7.3	x	20%	8%	5%	19%	20%	19%

Source:	Thomson Banker
Notes:	(1) Average Share Price for 30 days period ended on 02/21/2012
(2) Long-term EPS growth rate represents data for five years

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FY12 EV/EBITDA forward trading multiple of the guideline public companies is expected to range between 3.4x and 8.5x with mean and median of 6.9x and 7.5x, respectively.

Furthermore, we also analyzed the guideline public companies’ financial results and other quantifiable parameters such as revenue size, asset size, growth rate and profitability metrics. This indicates the following:

1)	Size: Tekna Seal is much smaller in size compared to the guideline public companies where the average market capitalization is $6,608 million. These guideline companies have higher operating strength and robust operating history. These public companies face lower operating risk compared to Tekna Seal.

2)	Revenue growth: Tekna Seal is projected to grow 12.1% year-on-year in FY12. Revenue is projected to increase 11.8% in FY13. The guideline public companies grew at an average rate of 8.4% during LTM FY11. They are expected to grow at an average annual rate of 8.4% and 6.8% during FY12 and FY13, respectively.

3)	Profitability margins: Tekna Seal is expected to generate operating profit of 30.8% in FY12. The Company’s operating margin is expected to improve to 31.1% in FY13. On the other hand, operating margins of the guideline public companies are expected to average at 19.0% and 19.2% in FY12 and FY13, respectively.

Based on the analysis of forward 2012E EV/EBITDA trading multiples of the guideline companies mentioned above and considering factors such as size, growth, margins and stage of development, we believe Tekna Seal’s growing business signifies a moderate investment risk corresponding to returns as against the guideline public comparables. Accordingly, we selected 7.5x (median of guideline public companies) as the appropriate multiple to arrive at Tekna Seal’s Enterprise Value.

Company Name	EV/EBITDA
	2012
Multiple Selected	7.5	x
Enterprise Value	16,444,862
Add: Cash	931,184
Less:- Debt	-
Concluded Equity Value	17,376,046

Valuation Range

We also performed sensitivity analysis of the guideline public companies valuation approach based on the forward FY12 EV/EBITDA trading multiple.

Valuation Range	Low		High
Multiple	7.13	x	7.88	x
Guideline Public Companies Approach	$16,553,803		$18,198,289

The above sensitivity analysis exhibits GPC Equity Value to be in the range of $16.55–18.20 million.

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Final Valuation

As per United Standard for Professional Appraisal Practice (USPAP) guidelines, it is recommended to follow more than one valuation approach to estimate the value of one asset for purposes of increased confidence and sanity check. In this analysis, we have resorted to two valuation approaches: Income based (DCF) and Market based (Guideline public companies).

Finding public companies that can be considered closely comparable to a private company in an early stage of development such as Tekna Seal is very difficult. In addition, most of the guideline public companies have business models that are much more diversified with longer operating history, and are in an advanced stage of development vis-à-vis the subject Company.

Discounted cash flow (DCF) valuation is more appropriate to measure the Enterprise Value of the firm as it considers the cash flow generating capability of the firm adjusted for the inherent risk of the company. Since Tekna Seal has stable and positive operating margins as well as a projected revenue growth in line with industry standards, the DCF approach is more appropriate. Nevertheless, to some extent, the guideline public companies are reasonably comparable as they face similar risks, rewards, and industry factors. Therefore, in our opinion, for benchmarking purposes, we must give some weight to the Market approach (Relative Valuation) in the analysis. Market approach provides a benchmark to measure the multiples for Income (DCF) and Market (GPC) approaches to arrive at the Company’s Enterprise Value.

After considering all the relevant factors described above, we assigned 80% weight to the value estimated from DCF and 20% weight to the value estimated from the GPC method. Furthermore, as of the date of valuation and as a point estimate, FMV of Tekna Seal’s equity comes at around $18.77 million. Also, sensitivity analysis reveals that FMV of the Company’s equity falls within the range of $17.67–19.92 million.

Particulars	Value	Weight
Income Approach - Discounted Cash Flow	$19,123,236	80%
Market Approach - Trading Multiple Analysis	$17,376,046	20%
Concluded Equity Value	$18,773,798

Concluded Valuation Range

Valuation Range	Low	High
Equity Value	$17,672,875	$19,924,711

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Subsidiary IV Analysis – Tubefit LLC

COMPANY OVERVIEW

Background & Brief History

Tubefit LLC (“Tubefit” or “the Company”) was incorporated in 1987 as ‘Fittube’. In 2000, the Company changed its ownership and rebranded itself as Tubefit. The Company was closed down in 2010. In November 2011, the Company changed its ownership and Tubefit LLC was formed as a joint venture between Quadrant Metals Technologies LLC (QMT) and Roger Mehok.

Tubefit is a distributor of carbon steel pipe fittings and flanges. Previously headquartered in Florida, the Company is now located in Houston and has warehouses in Jacksonville, Chicago and Dallas. Tubefit sells its products only to wholesalers and acts as an agent across south central US, including Texas, Illinois, Louisiana, Arkansas and Tennessee. The Company not only has well established supplier relationships, but also boasts over 1500 customers.

Tubefit generated $86,223 in revenues during the first three months of its operations, with EBITDA and net loss of $(62,715) and $(72,509), respectively.

Product offerings

Tubefit sells carbon steel butt-weld pipe fittings and forged carbon steel flanges only to wholesalers and distributors. The Company offers these products in varied sizes (ranging from 1/2" through 24").

The Company’s fittings conform to ASTM A234, ASME SA234, Grade WPB, ASME/ANSI B16.9 and B16.28 specifications, while its flanges conform to ASTM A105, ASME SA105, ASME/ANSI B16.5 and B16.47 standards.

Pipe fittings and flanges offered by Tubefit are manufactured at ISO-approved factories across the world. To conform to product quality standards, the Company also ships original factory mill test reports free of charge along with every order. Quick and efficient order processing is one of the unique features of the Company—most orders are shipped on the same day. The Company also maintains a very competitively priced inventory.

Markets and Customer Base

Tubefit’s products (pipe fittings and forged flanges) are used to connect pipe systems in various industries (such as oil fields, refineries, gas plants, power plants, chemicals & ships).

Tubefit sells its products to wholesalers and distributors across south central US, including Texas, Illinois, Louisiana, Arkansas and Tennessee.

Management

Roger T. Mehok, President

Mr. Mehok joined this master distributor of pipe fittings and flanges as President in November 2011. Prior to Tubefit, He was Manager of Houston operations at Dodson Global, Inc. – one of the largest US distributors of fittings and flanges. Mr. Mehok has significant experience in the industry, having worked since 1973 in various management positions for Fittube, Inc. and Weldbend, Inc. He has a degree from Valparaiso University.

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Risks

Tubefit needs to address the following key risks and challenges in order to become a successful enterprise.

▪	Clientele risk: The Company was formed in November 2011 as a joint venture between Quadrant Metals Technologies LLC (QMT) and Roger Mehok. The main objective behind the formation of the firm was to integrate QMT’s holding businesses, assets and expertise in order to increase operational synergies (being the distributor for General Flange). Failure to achieve the projected efficiencies, synergies and cost savings may have an adverse impact on the Company’s operations and projected revenues.

▪	Customer relationship risk: Tubefit has an industry veteran to lead its operations; however, building customer relationships in a new company is difficult. Failure in attracting a good number of new customers and retaining them can have an adverse impact on the Company’s revenues and long-term plans.

▪	Competition: Competition is very strong in the flange and carbon steel pipe fitting distribution industry. Most players engaged in the distribution of these products are also the manufacturers. Major advantages for large companies (distributors and manufacturers) in this industry include efficiency of operations and economies of scale. To counter pricing pressure, offshore subsidiaries are frequently used for low-cost manufacturing. Currently, several firms are involved in the distribution of flanges and carbon steel pipe fittings. Tubefit faces tough competition from established companies such as CE Franklin Limited, DXP Enterprises Inc. and Genuine Parts Company. Some of these firms are much bigger than Tubefit; they have a longer operating history and larger clientele as well as greater financial, technical and marketing resources.

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INDUSTRY OVERVIEW

Tubefit distributes carbon steel butt-weld pipe fittings as well as forged carbon steel flanges to wholesalers and distributors. The Company caters to the niche segment of forged flanges, which can also be manufactured by employing industrial castings process. Both these processes compete for nearly the same market. Hence, the Company’s future prospects depend on the current trends and future growth potential of the ‘Forging and Industrial Castings Industry’. Additionally, Tubefit offers carbon steel butt-weld pipe fittings in varied sizes. These pipe fittings are manufactured at ISO-approved factories. The Company’s growth will vary significantly, depending on the production and demand for these fixtures and fittings. Hence, Tubefit can also be sub-classified in the ‘US Plumbing Fixtures & Fittings’ category, and is affected by the trend existing in this industry.

Forging and Industrial Castings Industry

Please refer to the link for the industry analysis.

Steel pipes Industry

Steel pipe is mostly produced in welded and seamless types. The product is also made from carbon, stainless steel, heat resistant and alloy grades. According to the report ‘Steel Pipe, February 2011’ published by Freedonia Group, the demand for steel pipes in the US increased 2.8% annually during 2005–10 to $13.0 billion. The major contributor to this demand was the oil and natural gas industry (market share grew 5.4% annually during 2005–10 to $7.4 billion).

Demand for steel pipes in the US is expected to rise 5.3% annually from 2010–15 to reach $16.8 billion.

US Plumbing Fixtures & Fittings

The plumbing industry covers a wide range of fixtures and fittings. Demand for plumbing fixtures and fittings are closely dependent on the building construction trends.

According to the report ‘Plumbing Fixtures & Fittings, United States, September 2011’ released by Freedonia Group, demand for plumbing fixtures and fittings in the US declined at an annual rate of 4.7% during 2005–10 to reach $7.7 billion. Demand for plumbing fixtures and fittings fell moderately in 2007 and 2008 due to a decline in housing completions. Furthermore, lower demand in the housing sector in 2009 due to the real estate bubble burst led to a double-digit decline in the building construction and residential improvement & repair expenditures.

US Plumbing Fixtures & Fittings Industry Demand

Source: Plumbing Fixtures & Fittings: United States, Freedonia, September 2011 * Figures in $ Billions

Plumbing fittings contributed around 50% to the overall plumbing fixtures & fittings industry, followed by other plumbing fixtures (~31%), and bathtubs and showers (~19%). During 2005–10, the demand for plumbing fixtures declined at an annual rate of 5.3% to $3.9 billion. Separately, the demand for plumbing fittings reached $3.8 billion in 2010 after decreasing 4.0% annually during 2005–10.

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Of the total demand in plumbing fixtures industry, around 22.0% was accounted by metals (including cast iron, stainless steel, enameled steel, aluminum, copper and nickel).

Drivers

Key growth drivers for the distributors of plumbing fixtures & fittings and forgings are listed below:

▪	Growth in construction industry: Demand for plumbing fixtures & fittings highly depends on the market condition of the building construction industry. According to Freedonia Group’s ‘Plumbing Fixtures & Fittings: US, September 2011’ report, residential construction accounted for about three-fifth of the total plumbing product demand, with the major contribution coming from the improvement and repair segment .

▪	Growth in macro-economy: The forging industry’s products are utilized extensively as equipment components in many industries (such as construction, motor vehicles, machinery, fabricated metals, and electrical and electronic equipment). Demand in these industries is highly correlated to the overall economic growth. With improvement in the economic conditions over the last few quarters and the anticipated growth, the demand for forgings and plumbing fixtures & fittings is also expected to improve.

Competitive Landscape

Tubefit distributes carbon steel pipe fittings and forged carbon steel flanges to manufacturers and distributors.

Forging products are used in the areas of aerospace, national defense, automotive, agriculture, construction, mining, material handling, and general industrial equipment. The forged flanges distribution business is very competitive and price sensitive. Forged products are stronger than equivalent cast and machined parts. However, this category faces tough competition from technologies such as powder metallurgy and casting due to the limited applicability for manufacturing miniature components. Most distributors are also the manufacturers; few big players in the industry have outsourced the manufacturing to countries where the production cost is low.

Carbon steel butt-weld pipe fittings are used for various applications in the construction, oil, petrochemical, water treatment, and other allied industries. Butt-weld pipe fittings have various advantageous properties (including permanent leak-proof, higher strength, lower pressure losses and turbulence, and minimized corrosion and erosion) when compared to other forms like bending pipes and miter joint. These pipe fittings are manufactured using stainless steel, alloy steel, copper alloy steel, duplex steel nickel alloy and other materials. The fixtures & fittings industry faces pricing pressure due to competition from different building supply chains at the retail level. Large plumbing product companies have economies of scale, which allows them to sell products at lower profit margins.

Companies providing services similar to Tubefit are as follows:

Public Companies	Private Companies
CE Franklin Limited	Texas Pipe and Supply
DXP Enterprises Inc	TownWest Sales
Genuine Parts Company	Ductilic, Inc.
Metals USA Holdings Corp.	Private Companies
Olympic Steel Inc	Texas Pipe and Supply
Reliance Steel And Aluminum Company

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Outlook

According to Freedonia Group’s report ‘Industrial Casting, April 2011’, shipments of industrial castings in the US are projected to increase 6.1% annually during 2010–15 to reach $32.4 billion. Non-ferrous castings category is projected to grow at a faster rate than ferrous metals over the forecast period due to their performance advantages (e.g., lighter weight and corrosion resistance) and increasing use in machinery, motor vehicles and other products.

During 2010–15, shipments of ferrous castings are expected to grow 2.4% annually to $16.2 billion, while those of non-ferrous castings are likely to increase 10.7% to $16.2 billion. Also, the demand for industrial castings in the US is expected to rise at an annual rate of 6.3% to $32.5 billion in 2015.

According to the report ‘Plumbing Fixtures & Fittings, United States, September 2011’ by Freedonia Group, the US plumbing fixtures and fittings industry is projected to expand at a CAGR of 7.1% during 2010–15 to reach $10.9 billion.

Given the increase in the demand for industrial equipment, the forging segment’s sales is expected to grow. Also, with improvement in the economic conditions and higher investments in construction, the demand for fixtures & fitting industry is expected to increase.

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VALUATION ANALYSIS

Equity Value Determination

In our understanding, a prospective investor would evaluate investment in a company such as Tubefit based on expected returns and associated risks on the basis of continued future operations. Accordingly, we have valued Tubefit’s Equity Value on ‘going-concern’ basis.

To arrive at the ‘Fair Market Value’ of Tubefit’s equity, we first determined the value of the entire business using different valuation methods as explained in the sections below. Then the business value was adjusted for debt and cash holding for estimating the equity value of the entire company at ‘controlling’ level. We considered the Market as well as Income approaches for the purpose of valuing Tubefit. Under the market approach, we applied the guideline public companies trading multiples method. Under the income approach, we applied the DCF analysis.

Financial Statement Analysis

Review of Financials (Historical)

Tubefit was formed on November 1, 2011 as a joint venture between Quadrant Metals Technologies LLC and Roger Mehok. The Company’s financial year begins on July 01 and ends on June 30. Tubefit is a distributor of carbon steel butt-weld pipe fittings and forged carbon steel flanges. The Company sells its products (manufactured at ISO-approved factories) only to wholesalers and distributors.

Revenue

Tubefit generated $86,223 in revenues since the start of its operations in November 2011.

Expenses

Tubefit’s expenses comprise cost of sales (COS) and operating expenses. As the Company recently started its business, costs are high compared to revenues.

COS includes material costs, freight charges, warehouse expenses, etc. COS constituted a major portion of the Company’s total expenses, as reflected in the financial results for the first three months of operations. As a percentage of revenues, COS accounted for around 91.4% of total sales during the period.

Operating expenses accounted for a slightly lower percentage of total expenses (~47.1%). These operating expenses (comprised around 81.3% of the percentage of total revenues) are mainly attributed to Selling General & Administrative Expenses (SG&A).

EBITDA Margin

The Company’s EBITDA margins stood at -72.7% for the first three months of the current financial year. This is mainly due to the lower revenue base (recent start of operations) and high fixed costs.

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Income statements

Summary Income Statement (in USD)	Jan-12
YTD-A
Revenues	86,223
Cost of Sales	78,838
Gross Profit	7,385
Gross Margin (%)	8.6%

Operating Costs	70,100
EBITDA	(62,715)
EBITDA Margin (%)	-72.7%

Depreciation	673
EBIT	(63,388)
EBIT Margin (%)	-73.5%

Interest & Finance Costs	9,121
PBT	(72,509)
PBT Margin (%)	-84.1%

Income Tax	0
PAT	(72,509)
PAT Margin (%)	-84.1%

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Balance Sheet

Summary Balance Sheet (in USD)	Jan-12
A
Cash & Cash Equivalents	17,550

Trade Receivables	75,158
Turnover (Days)	186

Prepaid Expenses/ Advances	104,305
Turnover (Days)	317

Inventory	361,277
Turnover (Days)	976

Current Assets	540,740

Other Operating Assets	22,507

Fixed Assets (Gross)	28,917
(Accum. Depreciation)	673
Fixed Assets (Net)	28,244

Goodwill	128,939

Total Assets	737,980

Trade Payables	3,298
Turnover (Days)	9

Other Payables	7,271
Current Liabilities	10,569

Other Operating Liabilities	46,921

Long Term Debt	752,000
Debt	752,000

Paid in Capital	1,000
Retained Earnings	(72,509)
Shareholders' Equity	(71,509)

Total Liabilities	737,980

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Review of Financial Projections

Revenues

Tubefit is expected to record $1.15 million in revenues during FY2012. Revenues are expected to grow 200.0% during FY12–13, primarily due to lower revenue base. Also, the Company is in a super-normal growth stage; it is expected to grow at a higher rate relative to the guideline public companies. Revenues for FY12–16 are expected to grow at an average annual rate of 54.3%. The underlying revenue growth during the forecast period is based on the following factors:

1)	Initial customer pipeline attributed to just 58O of the total earlier served clients (1,500 customer contacts). Tubefit plans to reach the rest of the customers.

2)	Alliance with General Flange and being the distribution channel for the same.

Cost of Sales (COS)

Tubefit’s COS projections are based on the costs of sales trend of the predecessor company (ranges between 70–73%). COS is not expected to decline during the initial years. Also, freight expenses have been assumed at 3% of gross sales; this can be lower as many customers pick up orders or pay for freight. COS is projected to remain stable at around 73.0% of total sales during FY12–FY16.

Operating Expenses

Operating expenses mainly comprise SG&A costs. The Company plans to implement lean organization structure, with just two employees currently and four employees by the end of the first year. The employee strength is expected to grow to seven by the third year.

Operating expenses are expected to decrease from the current level of ~81.3% (for the first three months of operations) to 22.6% of total sales in FY12. These costs are further expected to decline to 14.5% in FY13 and stabilize at 12.3% for the remaining forecast period.

EBITDA

EBITDA margins are expected to improve from -72.7% in the first three months of FY12 to 4.4% in FY12, primarily due to the growth in revenue base. EBITDA margin is projected to increase to 12.5% in FY13 and thereafter remain stable at 14.7%.

Forecasted Revenue (FY12-16)	Contributors to Costs

*Figures in $ Million	*Figures in $ Million

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Capital Expenditure & Depreciation

According to the forecasts provided by the management, the Company expects to incur around $72,000 initially for equipment such as pallet racks, shrink wrap machine, forklifts, order picking machine and other office furniture/equipment. Thereafter, the Company plans to invest nearly $15,000–20,000 over a period of two years for maintenance and repair. New assets added depreciated over the remaining useful life according to a straight line basis. New assets added are assumed to have economic useful life of at least 5.0 years, while the existing assets have useful remaining life of 4.0 years.

Working Capital

To estimate the working capital requirement for the forecasted period (FY12–16), we analyzed the industry standards and considered the management guidance.

Trade Receivables –The Company generated 186 days of days of sales outstanding (Account receivable turnover days) during the first three months of its operations. As the Company has recently started its operations, the receivables generated form a very high percentage of revenues (just three months of operations). Account receivables (AR) days are expected to reduce in the future due to the collection of these account receivables. AR turnover is estimated at around 50–60 days. Moreover, the average and median AR turnover days for the guideline companies stood at 48 days and 44 days, respectively, for FY10. Also, with the increase in size and expansion of Tubefit, we expect AR days to reduce and settle down to around 50 days (consistent with established guideline companies in the industry) in FY16.

Trade Payables – Trade payables are forecasted on the basis of cost of sales and direct costs. According to the management, the Company receives around 30 days of credit on purchases made from import brokers. Average and median account payable days for guideline public companies are around 32 and 26 days, respectively. Based on the above analysis, trade payables are projected to increase from 9 days outstanding in YTD FY12 to 30 days during FY12–FY16.

Pre-paid Expenses – Pre-paid expenses are expected to remain constant at the current level during the forecasted period.

Inventory Turnover –The Company's inventory turnover days stood at 976 days during the first three months of its operations. This is mainly because the Company has recently started its operations and build up its inventory stock in a small period thereafter. Cost of sales has been only incurred for the last three months (which is small due to low sales). The management estimates the inventory turnover days at around 66–81 days. Average and median inventory turnover days for the guideline companies stood at 77 days and 75 days, respectively, for FY10. However, the Company is small compared to the guideline companies and has to maintain sufficient inventory to support the increasing revenue demand and avoid stock-outs. Considering the above analysis, the inventory turnover days are expected to decrease and settle at around 90 days through FY12–FY16.

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Summary Income Statement (in USD)	Jun-12	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F	FY-F
Revenues	1,063,777	1,150,000	3,450,000	4,925,000	5,663,750	6,513,313
Cost of Sales	760,662	839,500	2,518,500	3,595,250	4,134,538	4,754,718
Gross Profit	303,115	310,500	931,500	1,329,750	1,529,212	1,758,595
Gross Margin (%)	28.5%	27.0%	27.0%	27.0%	27.0%	27.0%

Operating Costs	189,565	259,665	499,705	604,297	694,942	799,183
EBITDA	113,550	50,835	431,795	725,453	834,270	959,412
EBITDA Margin (%)	10.7%	4.4%	12.5%	14.7%	14.7%	14.7%

Depreciation	3,327	4,000	9,500	12,500	15,500	19,000
EBIT	110,223	46,835	422,295	712,953	818,770	940,412
EBIT Margin (%)	10.4%	4.1%	12.2%	14.5%	14.5%	14.4%

Interest & Finance Costs	15,073	24,194	35,282	29,511	22,702	15,509
PBT	95,150	22,641	387,013	683,442	796,068	924,903
PBT Margin (%)	8.9%	2.0%	11.2%	13.9%	14.1%	14.2%

Income Tax	9,056	9,056	154,805	273,377	318,427	369,961
PAT	86,093	13,584	232,208	410,065	477,641	554,942
PAT Margin (%)	8.1%	1.2%	6.7%	8.3%	8.4%	8.5%

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Summary Balance Sheet (in USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	F	F	F	F	F
Cash & Cash Equivalents	383,086	307,981	226,704	398,400	614,800

Trade Receivables	347,640	472,603	674,658	775,856	889,797
Turnover (Days)	50	50	50	50	50

Prepaid Expenses/ Advances	104,305	104,305	104,305	104,305	104,305
Inventory	447,448	621,000	886,500	1,019,475	1,169,193
Turnover (Days)	90	90	90	90	90

Current Assets	899,393	1,197,908	1,665,463	1,899,636	2,163,295

Other Operating Assets	22,507	22,507	22,507	22,507	22,507

Fixed Assets (Gross)	40,000	55,000	70,000	85,000	105,000
(Accumulated Depreciation)	4,000	13,500	26,000	41,500	60,500
Fixed Assets (Net)	36,000	41,500	44,000	43,500	44,500

Goodwill	128,939	128,939	128,939	128,939	128,939

Total Assets	1,469,925	1,698,835	2,087,613	2,492,982	2,974,041

Trade Payables	149,149	207,000	295,500	339,825	389,731
Turnover (Days)	30	30	30	30	30

Other Payables	7,271	7,271	7,271	7,271	7,271
Current Liabilities	156,420	214,271	302,771	347,096	397,002

Other Operating Liabilities	46,921	46,921	46,921	46,921	46,921

Long Term Debt	752,000	690,852	581,065	464,468	340,678
Debt	752,000	690,852	581,065	464,468	340,678

Paid in Capital	501,000	501,000	501,000	501,000	501,000
Retained Earnings	13,584	245,792	655,857	1,133,498	1,688,440
Shareholders' Equity	514,584	746,792	1,156,857	1,634,498	2,189,440

Total Liabilities	1,469,926	1,698,836	2,087,614	2,492,983	2,974,042

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Cash Flow Statement (in USD)	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Net Profit After Tax	86,093	232,208	410,065	477,641	554,942
Depreciation	3,327	9,500	12,500	15,500	19,000
Interest & Finance Costs	24,194	35,282	29,511	22,702	15,509
Adjusted Operating Cash Profit	113,615	276,990	452,076	515,843	589,451

Trade Receivables	(272,482)	(124,963)	(202,055)	(101,199)	(113,941)
Inventory	(86,171)	(173,552)	(265,500)	(132,975)	(149,718)
Trade Payables	145,851	57,851	88,500	44,325	49,906

Changes in Working Capital	(212,801)	(240,664)	(379,055)	(189,849)	(213,753)

Cash Flow from Operations	(99,187)	36,325	73,021	325,994	375,698

Net (Purchase) / Sale of Fixed Assets	(11,083)	(15,000)	(15,000)	(15,000)	(20,000)
Cash Flow from Investment Activities	(11,083)	(15,000)	(15,000)	(15,000)	(20,000)

Net Debt Taken / (Repaid)	0	(61,148)	(109,787)	(116,597)	(123,790)
Interest & Finance Costs	(24,194)	(35,282)	(29,511)	(22,702)	(15,509)
Change in Share Capital & Reserves	500,000	0	0	0	0
Cash Flow from Financing Activities	475,806	(96,430)	(139,298)	(139,298)	(139,298)

Change in Cash & Cash Equivalents	365,536	(75,105)	(81,277)	171,696	216,400

Opening Cash & Cash Equivalents	17,550	383,086	307,981	226,704	398,400

Closing Cash & Cash Equivalents	383,086	307,981	226,704	398,400	614,800

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Discounted Cash Flow

Our DCF analysis is based on the financial forecasts provided by the management for FY12 through FY16. We conducted limited and high level review on the reasonability of key assumptions used to develop the financial forecasts provided by the management. Based on discussions with the management and our internal review of reasonability of forecasts, we found it appropriate to use the forecasts provided by the management. The table below presents the DCF analysis and equity value estimated from the income approach.

Discounted Cash Flow Statement	Jun-12	Jun-13	Jun-14	Jun-15	Jun-16
	5 Mth-F	FY-F	FY-F	FY-F	FY-F
Revenues	1,063,777	3,450,000	4,925,000	5,663,750	6,513,313
EBITDA	113,550	431,795	725,453	834,270	959,412
EBIT	110,223	422,295	712,953	818,770	940,412
Net Earnings (PAT)	86,093	232,208	410,065	477,641	554,942

Earnings Before Interest & Tax (EBIT)	110,223	422,295	712,953	818,770	940,412
Tax on EBIT	(44,089)	(168,918)	(285,181)	(327,508)	(376,165)
Earnings before Interest, but after Tax	66,134	253,377	427,772	491,262	564,247
Growth (%)	n/a	9127.8%	68.8%	14.8%	14.9%

Depreciation & Amortization	3,327	9,500	12,500	15,500	19,000
Change in Working Capital	(212,801)	(240,664)	(379,055)	(189,849)	(213,753)
Net Capital Expenditure	(11,083)	(15,000)	(15,000)	(15,000)	(20,000)
Free Cash Flow to Firm (FCFF)	(154,424)	7,213	46,217	301,913	349,495
Growth (%)	n/a	n/a	540.8%	553.3%	15.8%

Partial Year Adjustment	23,214

Free Cash Flow to Firm (FCFF)	(131,210)	7,213	46,217	301,913	349,495
Growth (%)	n/a	n/a	540.8%	553.3%	15.8%

Year Fraction	0.36	1.36	2.36	3.36	4.36
Present Value Factor	0 .97	0.88	0.80	0.72	0.66

PV of FCFF	(126,803)	6,333	36,868	218,811	230,127

Further, DCF analysis requires determining value of certain assumptions for estimating the equity value. Key assumptions made in the forecast are as follows:

Cost of Capital or the Discount Rate

Discount rate is the rate of return that a willing financial buyer, acting rationally, would expect to receive from an investment to compensate the inherent risks involved and for the time value of money. This rate of return should also be acceptable to the willing seller with the same knowledge of facts, as explained in the fair market value definition. The capital structure of Tubefit has both equity and debt components. The cost of capital or discount rate for Tubefit becomes the Weighted Average Cost of Capital (WACC), which is derived from the weighted average of equity and debt components. The formula for WACC is as follows:

WACC =

or, WACC =

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Where D or Debt is the total market value of Debt, and E or Equity is the total market value of the Equity

Estimating COE

For estimating the Cost of Equity, we applied the widely used Capital Asset Pricing Method (‘CAPM’) to build up the cost of equity for Tubefit. The cost of equity under CAPM is generally calculated as:

CoE = Rf + β * (Rm – Rf)

Where, CoE is the Cost of Equity, Rf is the Risk Free Rate or rate of return on a 10 years Treasury Bond in the US, β is the Beta of the Company, Rm is the Market Return and (Rm– Rf) is the Market Risk Premium.

Since the CoE arrived at using the standard CAPM equation (as shown above) fails to capture the investment risks associated with small or early stage company stocks, Aranca added Size Premium (‘SP’) based on Ibbotson Associates’ study5. Lastly, Aranca added the Company Specific Risk Premium (‘CSRP’) to account for additional return that a prospective investor would expect to compensate for the additional risks involved for investing in Tubefit. Our determination of CSRP was based on the analysis of CSRP of guideline public companies using total beta approach as well as qualitative analysis of various risks that the Company is exposed to, as detailed out in the ‘Risks’ section.

The CSRP of guideline public companies derived using the total beta approach ranged between 0.01% and 13.24%, with the mean and median at 3.22% and 1.62%, respectively. The CSRP of guideline companies was taken as a benchmark to determine the CSRP for the Company.

Tubefit has recently started its operations and is relatively new compared to the guideline public companies. It may thus be difficult to build customer relationships in a company that is trying to establish itself in the market. Large companies in this industry use offshore subsidiaries for low-cost manufacturing as pricing pressure in the market is very strong.

Based on our review of specific risks associated with Tubefit and the comparative analysis of the Company and guideline public comparables, we applied around 10.00% as the appropriate CSRP measure for Tubefit, given its current stage of enterprise development.

Based on inputs of risk-free rate at 2.14%, beta at 1.17 (median value of the betas of guideline public companies at optimal leverage), market risk premium at 6.00%, size premium of 6.36% and CSRP of 10.00%, we determined the COE of 25.54%.

Cost of Equity Calculations
Risk Free Rate	2.14%	Bloomberg
Beta	1.17	Bloomberg
Equity Risk Premium	6.00%	2011 Ibbotson
Size Premium	6.36%	2011 Ibbotson
Company Specific Risk Premium	10.00%
Cost of Equity	25.54%

5 Ibbotson Associates

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Cost of Debt

Further, Cost of Debt was estimated using the weight average cost of Tubefit’s total outstanding debt.

Cost of Debt Calculations
Description	Debt Value	Yield
Bank Debt	600,000	5.95%
Total Debt	600,000
Weighted average cost of debt	5.95%

The Debt to Equity (D/E) ratio is used to calculate the levered beta to be used in cost of equity. This D/E is the target D/E ratio which the Company expects to achieve in the long term. This target D/E is a subjective value and is calculated by analyzing the following benchmarking standards:

1)	Median D/E for the guideline companies is around 0.27

2)	D/E, according to the payment capacity in FY16, is around 0.37

3)	Current D/E for Tubefit is 0.21

However, due to the small size and inaccessibility to the public market, high debt at low interest rate is not easily available compared to the guideline companies. Thus, the Company may not be able to take debt at low cost. Considering all the above factors, we selected D/E ratio below payment capacity and industry median as the target D/E for the Company. Consequently, the target D/E ratio selected is 0.25.

Debt to Equity Ratio
Current D / E	0.21
Target D/E	0.27
D/E on repaying capacity	0.37
Selected D/E	0.25

Subsequently, the discount rate of the Company was estimated as the Weighted Average Cost of Capital (WACC), including both equity and debt components and acquired at the cost of capital equivalent to the cost of equity (derived above) and the cost of debt (derived above) at an optimally leveraged condition.

Weighted Avg. Cost of Capital (WACC)
Equity	2,894,866
Cost of Equity	25.54%
Debt	600,000
Cost of Debt	5.95%
WACC	21.15%

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Terminal Value

To arrive at the terminal value, we considered two approaches:

▪	Gordon growth model approach

▪	Exit multiple approach

Gordon growth method assumes a constant growth in cash flows until perpetuity. The Gordon growth model is more appropriate in case of companies with highly mature operations. Tubefit has recently started its operations and is much smaller compared to the guideline public companies. The Company is in the first stage of growth phase. We believe the Company will reach the second stage growth phase by FY16 and hence it would not be appropriate to use the Gordon growth method to arrive at the terminal value.

Therefore, we determined Tubefit’ terminal value by applying an exit multiple based on observable public guideline companies’ trading multiples. We observed the range of EV/Revenue, EV/EBITDA and P/E multiples for public comparables prevailing over the last five years. However, we selected EV/EBITDA multiple to have better applicability on Tubefit as it expected to generate positive margins in the future due to the strong client network of the management and business alliance with General Flange. Also, during the forecasted years, the Company expects to improvise the operational performance, which will subsequently result in higher EBITDA margins. Historical EV/EBITDA multiples for the guideline public companies are as follows.

Guideline Public Companies	EV/EBITDA
	2008		2009		2010		LTM
CE Franklin Limited	2.4	x	10.5	x	7.2	x	7.4	x
DXP Enterprises Inc	4.0	x	19.8	x	9.9	x	10.4	x
Genuine Parts Company	7.2	x	n.a		n.a		10.3	x
Metals USA Holdings Corp.	n.a		n.a		14.6	x	6.8	x
Olympic Steel Inc	2.0	x	n.a		15.7	x	9.6	x
Reliance Steel And Aluminum Company	2.8	x	12.3	x	10.1	x	8.3	x
Mean	3.7	x	14.2	x	11.5	x	8.8	x
Median	2.8	x	12.3	x	10.1	x	9.0	x
Quartile 1	2.4	x	11.4	x	9.9	x	7.6	x
Quartile 3	4.0	x	16.0	x	14.6	x	10.1	x

Source: Thomson Banker

The current LTM EV/EBITDA trading multiple of the guideline public companies is in the range 6.8x-10.4x, with an average and median of 8.8x and 9.0x, respectively.

Tubefit is much smaller and growing at a faster pace compared to its publicly traded peers (i.e., guideline public companies). Considering this and the anticipated long-term growth as well as factoring for high execution risk involved in achieving the revenue targets, we considered an EV/EBITDA multiple closer to the Quartile 1 multiple of guideline public companies. Consequently, we arrived at the multiple of 7.5x as the EV/EBITDA for the exit year FY16 to determine the terminal value of its equity.

Terminal Value Calculation
EBITDA FYE 30-Jun-16	959,412
EV/EBITDA Multiple Exit Year	7.50
Terminal Value	7,195,590
Terminal Value of Enterprise	7,195,590

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Equity Value

FCFF for the explicit forecast period as well as the terminal value were discounted to their present values at the valuation date by applying the WACC as discount rate determined above. Thereafter, the outstanding debt as of the valuation date was deducted and the current balance of cash and cash equivalents as of the valuation date was added to the resultant figure to derive Tubefit’s Equity Value.

The net of the present value of FCFF, terminal value, outstanding debt and current cash equivalents resulted in Equity Value of $2.89 million. We assigned 80% weight to this method for the final determination of the Equity Value.

Equity Value
PV of FCFF	365,336
Terminal Value	7,195,590
PV Factor	0.43
PV of Terminal Value	3,119,762
Enterprise Value	3,485,098
Current Cash & Cash Equivalents	9,768
Debt	600,000
Total Equity Value	2,894,866

Valuation Range

We also performed sensitivity analysis of DCF valuation, based on the key variables of the valuation metrics (such as cost of equity and exit multiples).

Sensitivity Table
	Exit Multiple
		7.13x	7.50x	7.88x
	22.2%	2,621,076	2,771,269	2,921,463
WACC	21.1%	2,738,878	2,894,866	3,050,854
	20.1%	2,862,151	3,024,211	3,186,271

The above sensitivity analysis resulted in DCF Equity value in the range of $2.62 million–$3.19 million.

Valuation Range	Low	High
Discounted Cash Flow	$2,621,076	$3,186,271

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Guideline Public Companies Trading Multiple Method

While applying the comparable forward trading multiple method for the valuation of privately held companies, the selection of comparable public companies is a very important step.

Most of the companies distributing carbon steel butt-weld pipe fittings and forged carbon steel flanges are privately held and do not disclose their financial data. Hence, Aranca could not consider comparable private companies for the purpose of this valuation.

In the absence of guideline public companies operating with similar business operations and similar business model as Tubefit, few other public companies were considered for guidance. We initially shortlisted guideline public companies listed on the US exchanges, mainly operating in the Plumbing Fixture Fittings & Trim (3432), Fluid Power Valves & Hose Fittings (3492), Valve & Pipe Fittings NEC (3494), Fabricated Pipe & Pipe Fittings (3498), Stainless Steel Stanchion Fittings Manufacturers (3443-44), Valves & Pipe Fittings NEC (Mfrs) (3494-98), Fabricated Pipe & Pipe Fittings (Mfrs) (3498-98), Tube Fittings (Wholesale) (5051-08), Pipe Fittings (Wholesale) (5085-03) and Hose Couplings & Fittings (Wholesale) (5085-19) industries and catering to the broader ‘forged flanges and pipe fittings industry’.

Each of the initially shortlisted companies were analyzed for comparability with Tubefit based on various parameters (such as business lines, market share, revenue model, size of operations and development stage). The selected guideline public companies are:

▪	CE Franklin Limited

▪	DXP Enterprises Inc

▪	Genuine Parts Company

▪	Metals USA Holdings Corp.

▪	Olympic Steel Inc

▪	Reliance Steel And Aluminum Company

We compared the business models and product offerings of the above listed companies with Tubefit for identifying the closest guideline comparable company. Based on our analysis of the historical and the future forecasted financials, we noticed that the Company has started its business in November 2011, and since then generated negative operating margins. Though the Company is not profitable, it is expected to generate positive margins in the future years due to business alliance with General Flange LLC. To capture the revenue growth potential and operational profitability of the Company in the future years (arising due to the distribution of General Flange LLC and from other clients), we considered both EV/Revenue and EV/EBITDA multiples of the guideline public companies. We assigned equal weightage to both these multiples so that both revenue growth (much higher than the industry) and operating margins are incorporated in the valuation analysis.

We observed that the revenue base in FY12 is only for a period of eight months. The Company is expected to generate EBITDA margins of 4.4% in FY12. The Company's revenue and operating margins are not stable and comparable to the guideline public companies in FY12. Also, the Company was formed in FY11 and is in the super-normal growth stage. Revenue growth is expected to slow down in the next few years. The Company is expected to exhibit high growth during FY13, and stabilize thereafter. Thus, we considered the 2013E EV/Revenue and EV/EBITDA multiples of the guideline public companies.

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Company Name	EV	EV/Revenue						EV/EBITDA
		LTM		2012		2013		LTM		2012		2013
CE Franklin Limited	166	0.3	x	0.3	x	n.a		7.4	x	5.1	x	4.5	x
DXP Enterprises Inc	633	0.8	x	0.7	x	0.6	x	10.4	x	7.8	x	6.9	x
Genuine Parts Company	10,130	0.8	x	0.8	x	0.7	x	10.3	x	9.1	x	8.8	x
Metals USA Holdings Corp.	956	0.5	x	0.5	x	0.4	x	6.8	x	5.5	x	5.0	x
Olympic Steel Inc	527	0.5	x	0.4	x	0.3	x	9.6	x	7.0	x	6.2	x
Reliance Steel And Aluminum Company	5,533	0.7	x	0.6	x	0.6	x	8.3	x	6.7	x	5.9	x
Mean		0.6	x	0.5	x	0.5	x	8.8	x	6.9	x	6.2	x
Median		0.6	x	0.6	x	0.6	x	9.0	x	6.9	x	6.1	x
Quartile 1		0.5	x	0.4	x	0.4	x	7.6	x	5.8	x	5.2	x
Quartile 3		0.8	x	0.7	x	0.6	x	10.1	x	7.6	x	6.7	x

Source: Thomson Banker

Notes:

(1) Average Share Price for 30 days period ended on 02/21/2012

(2) Long term EPS growth rate represents data for five years.

(3) All multiples calculated for the calendar year.

Company Name	Revenue growth			Operating Margin
	LTM	2012	2013	LTM	2012	2013
CE Franklin Limited	14.3%	n.a.	n.a.	4.1%	5.2%	n.a
DXP Enterprises Inc	20.4%	6.8%	n.a.	8.0%	8.4%	9.0%
Genuine Parts Company	2.9%	4.3%	n.a.	8.0%	8.5%	8.4%
Metals USA Holdings Corp.	7.7%	7.5%	6.6%	8.0%	8.6%	8.8%
Olympic Steel Inc	10.8%	6.4%	11.6%	4.8%	5.2%	5.6%
Reliance Steel And Aluminum Company	6.0%	8.4%	4.8%	8.6%	9.5%	9.8%
Mean	10.4%	6.7%	7.7%	6.9%	7.6%	8.3%
Median	9.3%	6.8%	6.6%	8.0%	8.4%	8.8%
Quartile 1	6.4%	6.4%	5.7%	5.6%	6.0%	8.4%
Quartile 3	13.4%	7.5%	9.1%	8.0%	8.6%	9.0%

Source: Thomson Banker

Notes:

(1) Average Share Price for 30 days period ended on 02/21/2012

(2) Long term EPS growth rate represents data for five years.

(3) All Multiples calculated for the calendar year.

FY13 EV/Revenue forward trading multiple of the guideline public companies is expected to range between 0.3x–0.7x, with mean and median of 0.5x and 0.6x, respectively. Also, FY13 EV/EBITDA forward trading multiple of the guideline public companies is expected to range between 4.5x–8.8x, with mean and median of 6.2x and 6.1x, respectively.

Furthermore, we analyzed financial results of the guideline public companies and other quantifiable parameters such as revenue size, asset size, growth rates and profitability metrics. This indicates the following points.

▪	Size: Tubefit recently started its operations and is much smaller in size compared to the guideline public companies which have average market capitalization of $2,631 million. These guideline companies have high operating strength and long robust operating history.

▪	Revenue growth: Tubefit is forecasted to generate revenues of $1.15 million in FY12; revenues are projected to grow at 200.0% year-on-year in FY13. The Company’s revenues are projected to grow at 42.8% in FY14. On the other hand, guideline public companies are expected to grow at an average annual rate of 16.8% and 6.7% during FY12 and FY13, respectively.

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▪	Profitability Margins: Tubefit is expected generate EBITDA margins of 12.5% in FY12 and 14.7% for the remaining forecasted years. Operating margins of guideline public companies are expected to average at 7.6%, 8.3%, and 8.8% in FY12, FY13, and FY14, respectively.

Based on the analysis of 2013E EV/Revenue and EV/EBITDA multiples of the guideline companies and considering factors such as size, growth, margins and stage of development, we believe Tubefit’s growing business signifies a moderate investment risk (relative to the guideline public comparables) with regards to returns. Accordingly, we selected 0.8x and 5.4x as the appropriate forward FY13 EV/Revenue and EV/EBITDA multiples, respectively, to arrive at Tubefit’s Enterprise Value.

Company Name	EV/Revenue		EV/EBITDA
	2013		2013
Multiple Selected	0.8	x	5.4	x
Enterprise Value	3,140,625		3,124,570
Add: Cash	9,768		9,768
Less:- Debt	(600,000)		(600,000)
Equity Value	2,550,393		2,534,338

Weight considered for different multiples	50%		50%

Concluded Equity Value			$2,542,365

Valuation Range

We also performed sensitivity analysis of the guideline public companies valuation approach based on the Forward FY13 EV/Revenue and EV/EBITDA Trading Multiple.

Valuation Range	Low		High
FY13 EV/Revenue	0.71	x	0.79	x
Guideline Public Companies Approach	$2,393,362		$2,707,424

FY13 EV/EBITDA	5.13	x	5.67	x
Guideline Public Companies Approach	$2,378,109		$2,690,566

Weighted Average Equity Value	$2,385,735		$2,698,995

The above sensitivity analysis exhibits the GPC equity value to be in the range of $2.39 million–$2.70 million.

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Final Valuation

According to the United Standard for Professional Appraisal Practice (USPAP) guidelines, it is recommended to follow more than one valuation approach to estimate the value of one asset in order to ensure higher confidence and sanity check. In this analysis, we have resorted to two valuation approaches: Income based (DCF) and Market based (Guideline public companies).

Finding public companies that can be considered closely comparable to a private company in the early stage of development (such as Tubefit) is very difficult. Also, most of the guideline public companies have much more diversified business models and longer operating history. Besides this, they are in the advanced stages of development.

Discounted cash flow (DCF) valuation is more appropriate to measure the enterprise value of the firm as it takes into account cash flow generating capability (adjusted for the inherent risk). Nevertheless, the guideline public companies are comparable to a certain extent as they face similar risks and rewards. Hence, in our opinion, for benchmarking purposes, we must give some weight to Market Approach (Relative Valuation) in the analysis. Market approach provides a benchmark to measure the multiples for Income approach (DCF) and Market approach (GPC) to arrive at a firm’s Enterprise value.

After considering all the relevant factors described above, we assigned 80% weight to the value estimated from DCF and 20% weight to the value estimated from GPC method. Further, as of the date of valuation and as a point estimate, the FMV of Tubefit’s equity comes to around $2.82 million. Also, the FMV of Tubefit’s equity falls in the range of $2.57 million–$3.09 million.

Particulars	Value	Weight
Income Approach - Discounted Cash Flow	$2,894,866	80%
Market Approach - Trading Multiple Analysis	$2,542,365	20%
Concluded Equity Value	$2,824,366

Concluded Valuation Range

Valuation Range	Low	High
Equity Value	$2,574,008	$3,088,816

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Appendices
April 06, 2012

Appendices

ECONOMIC OVERVIEW

The value of a company or its assets cannot be determined in isolation of the overall economic trends in the geographic regions in which it operates. Review of economic trends is imperative while valuing a company as the performance of a business, to a large extent, depends on the economic environment in which the company operates or sells its products/services. The following section briefly discusses the economic conditions and outlook for the US economy as the company under consideration generates most of its revenues in the domestic market.

General Economic Conditions

Slowdown in the US economy during 2009–10 was the most severe in 26 years. Although the impact of the crisis has ebbed, recovery is still underway. Growth in real gross domestic product (GDP), the broadest measure of the economy’s health, turned positive during the third quarter of 2009, after remaining negative for about a year. Economic data indicates the country’s real GDP expanded at an average annualized rate of 2.5% during the third quarter of 2011 compared to 1.3% the previous quarter. Growth in real GDP during the third quarter was primarily led by non-residential fixed investment, exports, personal consumption expenditures (PCE), and federal government spending. However, the rise was partly offset by a slowdown in state and local government spending, and private inventory investment.

The US government faced a debt-ceiling crisis in July 2011; it was on the brink of a technical default. The crisis ended when a complex deal that raised the debt ceiling to $16.4 trillion and reduced future government spending was reached on August 2, 2011, just a day before the borrowing limit of $14.3 trillion would have been exhausted. Consequently, Standard & Poor's (S&P) downgraded the credit rating of US government bonds for the first time in history. Moody's and Fitch retained the country's credit rating at AAA. Markets worldwide experienced the most volatile quarter since the 2008 financial crisis as investors remained anxious about the dismal prospects of the US economic recovery and the Eurozone sovereign debt crisis.

Gross Domestic Product

Real GDP growth rate* - Quarter wise

Source: Bureau of Economic Analysis *figures are seasonally adjusted at annual rates

The price index for gross domestic purchases (measures prices paid by US residents) expanded 2% during the third quarter of 2011 vis-à-vis 3.3% the previous quarter. Excluding food and energy prices, the index rose 1.8% compared to 2.7% during the second quarter.

Real non-residential fixed investment grew 16.3% during the third quarter compared to 10.3% the previous quarter, while non-residential structures moved up 13.3% vis-à-vis 22.6%. During the same period, equipment and software increased 17.4% vis-à-vis 6.2%, and real residential fixed investment 2.4% versus 4.2%.

Real personal consumption expenditure rose 2.4% during the third quarter of 2011 compared to 0.7% during the second quarter. Durable goods grew 4.1% compared to a decrease of 5.3% the previous quarter, while non-durable goods recorded an unchanged quarterly rise of just 0.2%. Services moved up 3.0% compared to 1.9% during the second quarter.

Real exports of goods and services grew 4.0% during the third quarter of 2011 compared to 3.6% in the second. During the same period, real imports of goods and services increased 1.9% vis-à-vis 1.4%.

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Appendices
April 06, 2012

In its recent press release, the Federal Reserve reduced its US GDP growth forecast for 2011 to a real rate of 1.6–1.7% (from 2.7–2.9% in June 2011). This is the third time this year that the central bank has lowered its growth projection for the US economy in the aftermath of the US sovereign debt crisis, credit rating downgrade by S&P, the Eurozone debt situation and rising inflation. In its World Economic Outlook report published in September 2011, the International Monetary Fund significantly reduced the US growth forecast to 1.5% for 2011 from 2.5% in June.

Trade Deficit

Trade Deficit*

Source: Bureau of Economic Analysis, $ in Billion *figures are seasonally adjusted at annual rates

Trade gap decreased 4.1% quarter-on-quarter during the third quarter of 2011 compared to an increase of 4.5% in the second. In absolute terms, trade gap reduced to $573 billion (seasonally adjusted at annual rates) during the third quarter vis-à-vis $597 billion the previous quarter.

The biggest factor impacting trade deficit is the import of crude oil, which declined 9.1% to $28.3 billion in September 2011 from $31.0 billion in August. Average price for a barrel of imported crude oil stood at $101.02 in September, down nearly 1.6% from August.

The outlook for US exports is optimistic as emerging economies, such as China, India and Brazil, are expected to modernize infrastructure and a higher number of wealthy households would be able to afford overseas goods and services.

According to the US Census Bureau, on year-on-year basis, US crude oil imports declined more than 0.23 million barrels per day (bbl/d), or 2.4%, to 9.01 million bbl/d for January–September 2011. In September, crude oil imports fell 0.42 million bbl/d, or 4.3%, over August. Depletion of crude oil stock is also ascribed to low inventory levels of 331.8 million barrels (down 26.7 million barrels over the previous quarter).

The price of West Texas Intermediate (WTI) crude oil spot averaged $96 per barrel in June and $85.5 per barrel in September. WTI prices eased by the end of September and were quoted at $78.9 per barrel on September 30, 2011. The US Energy Information Administration (EIA) expects oil markets to tighten over the next two years given the anticipated robust increase in global demand for oil and low growth in supply from non-Organization of the Petroleum Exporting Countries (non-OPEC) countries. WTI prices are projected to average $99 per barrel in 2011 and $98 per barrel in 2012.

Production of crude oil and liquid fuels in the US is likely to increase 0.36 million bbl/d in 2011 and 0.14 million bbl/d in 2012. Domestic production of crude oil, which grew 0.11 million bbl/d to 5.47 million bbl/d in 2010, is likely to increase a further 0.18 million bbl/d in 2011 and 0.8 million bbl/d in 2012 (source: EIA).

According to the EIA, the retail price of regular-grade gasoline averaged $2.78 per gallon in 2010 and $3.57 per gallon in September 2011. Prices are forecasted to average $3.35 per gallon during the fourth quarter of 2011, and remain around the same level by the end of 2012. Prices of diesel fuel, which averaged $2.99 per gallon in 2010, are projected at $3.80 per gallon in 2011 and $3.73 per gallon in 2012, on an average.

Consumer Spending

Real personal consumption expenditure increased 2.4% during the third quarter of 2011 compared to a rise of 0.7% during the second quarter of 2011. PCE for goods grew 1.3% during the third quarter of 2011 due to an increase of 4.1% in durable goods; consumption of non-durable goods declined slightly compared with second quarter. Under the durable goods segment, motor vehicles and parts, furnishings & durable household equipment, and recreational goods and vehicles increased 1.9%, 5.3% and 10.8%, respectively, during the third quarter of 2011. Under the non-durable goods segment, most of the sub-segments declined during this quarter.

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Services grew at a slightly higher rate of 3.0% during the third quarter of 2011 compared to a 1.9% increase in the previous quarter, contributed by the 1.3% growth in healthcare services (0.7% in the previous quarter).

Total government expenditure and gross investments remained at the same level as the previous quarter; it had decreased 0.9% during the second quarter of 2011. Government expenditures and investments account for over a third of the country’s economic activity. During the third quarter of 2011, real Federal government gross investment rose 2.0% vis-à-vis an increase of 1.9% in the previous quarter. National defense expenditure grew 4.8% compared to a rise of 7.0% during the second quarter of 2011. Non-defense federal expenditure fell for the third successive quarter (by 3.7%) compared to a decline of 7.6% in the previous quarter.

The Federal government tried to revive the economy by introducing various stimulus packages, including the Troubled Asset Relief Program (TARP), in 2008. The government also provided fiscal stimulus in the form of increased spending (deficit finance). A rise in government spending can be ascribed to the announcement of a Term Asset-Backed Securities Loan Facility (TALF) program totaling $5.8 trillion. In 2009, the government introduced the $787 billion American Recovery and Reinvestment Act to aid the financial system.

From late 2008 through March 2010, the Federal Reserve bought longer-term securities aggregating $1.7 trillion under the Quantitative Easing Policy (QE1). In November 2010, Quantitative Easing Policy (QE2) was launched for the purchase of Treasury bonds worth $600 billion in an attempt to support the US economy. The Obama administration plans to reduce defense spending to 4.6% of GDP by 2015 from 6% during the former President Bush's administration; the government’s spending on education is set to increase sharply to 7% of GDP by 2015.

Housing Sales

The housing market is a vital indicator of a country’s economic health. The US housing market comprises construction, sale and resale of residential properties. Homes are durable goods, and thus new home construction and sales are generally correlated with economic cycles. People purchase new homes when they are confident of earning sufficient income in the future to repay loans. On year-on-year basis, sale of new homes expanded 3.8% during the third quarter of 2011, after declining 8.0% the previous quarter.

Although home sales increased marginally (on year-on-year basis) during the third quarter, it was well below the 2007–08 levels. Buyers are reluctant to purchase new homes due to bleak macroeconomic conditions such as high unemployment, tight credit and uncertain home prices. Government tax credits provided a fillip to the market in 2009 and the second quarter of 2010, but the same fizzled out in April 2011.

In September 2011, existing home sales were down on a month-on-month basis. According to the National Association of Realtors, sales (completed transactions) decreased 3.0% to a seasonally adjusted annual rate of 4.91 million in September from 5.06 million the previous month. However, on year-on-year basis, existing home sales increased 11.3% during the month.

Relative prices of houses are measured using the Case-Shiller US National Home Price Index, which measures the change in the value of the residential housing market. The index is a composite of single-family home price indices for the nine US census divisions. After recovering briefly from a low point around two years ago, the US 20-city composite index returned to within a whisker of the value recorded in the housing market trough of April 2009. During the third quarter of 2011, the index (composite US) contracted 3.9% year-on-year to 127.78, after declining 5.9% to 129.34 in the second. This indicates deterioration in the existing home sales market.

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Unemployment

Unemployment rate*

Source: Bureau of Labor Statistics	*figures are seasonally adjusted at annual rates

In September 2011, job gains occurred in the professional and business services, healthcare, and construction sectors, while government employment continued to decelerate. According to the US Bureau of Labor Statistics, non-farm payroll employment increased 158,000 in September compared to 104,000 in August. The rate of unemployment remained constant at 9.1% for the three months into the third quarter of 2011. Employment increased in September 2011 partially as about 45,000 telecommunications workers who had been on strike the previous month returned to payrolls.

According to an employment report from the Labor Department in September 2011, the rate of unemployment declined marginally to 9.2% in July from 9.2% in June; thereafter, it remained stable at 9.1% during July–September. It decreased slightly to 9.1% during the third quarter of 2011 from 9.2% in the second. The rate of unemployment rose steadily since the second quarter of 2009 and reached a 26-year high of 9.9% at the end of the fourth quarter due to a slowdown in the US economy. The total number of unemployed people (16 years and above) stood at 13.99 million in September 2011. The country reported more than 6.24 million unemployed persons (unemployed for more than 27 weeks and above) during the month. High unemployment rate poses a threat to fiscal recovery, despite the government’s efforts to revive the economy.

Recovery in employment primarily drives the US housing market. Jobless or under-employed persons would be unable to pay mortgages and rents or buy a new home. The government is focusing on combating the high unemployment rate. It has introduced reforms such as the Workforce Investment Act of 1998 and Unemployment Insurance Modernization Act (UIMA), which offer employment services, increase unemployment insurance benefits, and extend access to Pell Grants (President Obama’s 2009 Stimulus Bill) for the unemployed.

The US government implemented a second round of large-scale asset purchases (aggregating $600 billion) toward the end of June 2011 to boost growth and counter unemployment. In line with this, Barack Obama unveiled the American Jobs Act 2011 on September 08, 2011. Through this act, $447 billion (nearly $150 billion more than previously expected) would be allocated mostly through tax cuts, infrastructure spending, and direct aid to state and local governments. However, President Obama’s effort to enact this plan was held back by the US Senate; the act fell short of the minimum votes (60 votes) needed to begin the debate.

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Interest Rates

Interest rates*

Source: The Federal Reserve Board endings	*Represents quarter

The chart illustrates a decline in yield on the 30-day T-bill to 0.0% in September 2011 from 0.02% in June. The 10-year yield decreased to 1.98% from 3.00% during the same period, suggesting that market participants expect a declining yield curve. The yield on 20-year Treasury Inflation Protected Security (TIPS), with principal and interest payments adjusted for inflation, fell to 0.69% in September from 1.53% in June.

The Federal Open Market Committee (FOMC) implemented several rate cuts to improve the credit scenario and inject liquidity. It has maintained the federal funds rate at 0–0.25% since the last quarter of 2008. Considering the uncertainty in the US economy, the government may keep interest rates at low levels for an extended period to maintain liquidity and boost the economy.

The Federal Reserve has reduced its 2011 GDP growth projection to 1.6–1.7% from 2.7–2.9% in June 2011. This indicates lower appetite for an interest rate hike than a few months earlier. The FOMC announced plans to maintain the target range for the federal funds rate at 0–0.25% from 2011 until at least June 2013. According to a press release by the FOMC dated November 02, 2011, data from the third quarter of 2011 suggests a reversal of temporary factors that had lowered economic growth this year. However, recent economic indicators point toward weakness in overall labor market conditions and consistently high unemployment.

The FOMC said that it continues to expect moderate economic growth over the coming quarters with a gradual decline in the rate of unemployment rate. The press release also highlights significant downside risks to the economic outlook, including strains in global financial markets. To support a stronger economic recovery and ensure that inflation, over time, is at levels consistent with the dual mandate (maximum employment and price stability), the FOMC decided to continue with its program to extend the average maturity of its holdings of securities, as announced in September 2011. The Committee also reiterated that it would continue its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities (MBS) in new agency MBS, and would roll over maturing Treasury securities at an auction.

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Consumer Prices and Inflation Rates

Consumer Price Index and Inflation Rates*

Source: Bureau of Labor Statistics	*figures are seasonally adjusted at annual rates

In September 2011, the Consumer Price Index (CPI) for all Urban Consumers increased 0.3% month-on-month and 3.9% year-on-year on a seasonally adjusted basis. The CPI for food and beverages rose 4.47% year-on-year to 230.5 during the month, which resulted in expensive foods compared to the previous year. Energy prices rose 19.6% year-on-year, continuing the uptrend of the previous quarter. For the 12 months ended September 2011, CPI increased 3.9% (3.8% in August and 3.6% in July) with seasonal adjustments, mainly due to higher prices of food and energy. During the same period, the index for all items, except food and energy, expanded 2.0%.

In September 2011, the Producer Price Index (PPI) rose 0.78% month-on-month and 7.04% year-on-year on a seasonally adjusted basis; it had increased 0.2% month-on-month in July 2011 and remained flat in August 2011. Prices of intermediate goods grew 0.6% in September 2011. For the 12 months ended September 2011, prices of finished consumer goods surged 8.1%, indicating the 22nd consecutive year-on-year rise on an unadjusted basis. Higher prices of finished consumer goods could be ascribed to a 2.3% month-on-month increase in energy goods’ PPI to 19.9% year-on-year. Of the total increase in finished energy goods, nearly 70% could be ascribed to the gasoline index, which expanded 4.2% during the same period. Also, higher prices of liquefied petroleum gas and diesel fuel led to a rise in the finished energy goods index.

In its press release on November 02, 2011, the Federal Reserve claimed that inflation moderated during the third quarter of 2011 compared to the earlier part of the year following a decline in energy and commodities prices. The committee anticipates inflation would be at a level in line with or below that consistent with the dual mandate, with a decline in prices of energy and other commodities. However, it reiterated that it would continue to focus on the evolution of inflation and inflation expectations. In the longer-term, the Committee expects inflation to remain stable.

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Stock Markets

Stock Market Indices*

Source: Yahoo Finance	*represents change over Q1’06

During the third quarter of 2011, the Dow Jones Industrial Average Index, S&P 500 Index and NASDAQ Composite Index generated returns of -1.8%, -12.6% and 3.2%, respectively (over the first quarter of 2006). Correspondingly, quarter-on-quarter returns from the indices stood at -12.09%, -14.33% and -12.91%. The overall stock market was volatile during the third quarter of 2011, generating negative returns. The fourth quarter of 2010 was strong in terms of quarterly returns. In 2011, the first quarter was moderately positive, while returns were lower during the second quarter. The Dow Jones 30 Industrial and S&P 500 generated negative returns (compared to 2006 prices), while the NASDAQ Composite yielded negligible returns, in the second quarter. Concerns about economic recovery in the US and the sovereign debt crisis in Europe forced investors to stay away from risky assets.

The downfall in the US stock market started in October 2008 when the Dow Jones contracted 15% in one week. Stocks continued to fall until the third quarter of 2010. However, thereafter, markets gathered some momentum and reached the 2007 levels by the end of April 2011. The momentum was short-lived, as witnessed during the third quarter.

Global equity markets witnessed the worst quarter since the end of 2008 as investors reacted negatively to the sovereign debt issues in Europe, the budget deadlock in the US, and poor economic data in most developed countries and in some large emerging countries (such as China). Moreover, due to currency fluctuations, the overall performance in other developed markets was even worse in US dollar terms. Greece, which attracted worldwide attention due its sovereign debt crisis, was the worst performer among developed countries. On the other hand, Japan (dollar-denominated returns greatly benefited from the strength of the yen) and New Zealand were the top performers. Appreciation of the US dollar against most major currencies (except the yen) negatively impacted dollar-denominated returns of developed market equities.

Emerging markets witnessed sharply negative returns and trailed developed nations in terms of the US dollar. Peru and some of the smaller developing markets in Asia performed relatively well, whereas Russia and other European countries were among the worst performers. Strengthening of the US dollar against main emerging market currencies significantly impacted dollar-denominated returns of emerging market equities.

Globally, equity markets continued to face selling pressure as investors opted for safer havens such as gold. Due to no clear signs of a recovery in the US and the sovereign debt crisis in Europe, investors have become more risk-averse. Fixed income securities, especially short-term US government securities, had excellent returns due to flight-to-quality by investors.

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Volatility Index (VIX)

Volatility S&P 500 (VIX)

Source: Yahoo Finance

Volatility Index, popularly known as ‘VIX’, provides a measure for market risk and is often referred to as the ‘Investor Fear Gauge’. VIX is constructed by using implied volatilities of a wide range of S&P 500 index options, indicating the market’s expectation of 30-day volatility. Higher values of the index suggest that investors expect wide fluctuations in the S&P 500 index on the upside and downside. Therefore, a higher index value is representative of an uncertain future.

The index closed at 42.96 at the end of the third quarter of 2011; the value was 31.62 at the end of August and 25.25 at the end of July. The index’s value during the third quarter was at the highest level on August 19, 2011 (43.05). In 2008, it was about 20 in August, but peaked at 80 in October (Lehman bankruptcy) and 81 in November (Citigroup crisis). The VIX index reached an all-time high of 90 with increasing severity of the financial crisis. In 2009, the index gradually returned to the pre-crisis level. The VIX remained at lower levels during the second quarter of 2010; however, it rose to 45 in May 2010 amid an uncertain economic environment and fears of a double-dip recession.

In 2011, the index peaked at 43.05 in August (for the third quarter) after fears of a slowdown in global economic recovery were renewed by a Morgan Stanley report released on August 18, 2011. The report states that due to insufficient policy response to Europe’s sovereign debt crisis, weakened confidence and the prospect of fiscal tightening, the global economy is forecasted to grow at a low rate (3.9%) compared to the previous estimate (4.2%). The VIX closed above 30 and crossed 40 a few times for the most part of August and September 2011. This is probably due to the backdrop of the debt crisis in Europe and its effects worldwide.

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Venture Capital Industry

Total VC inv. by stage of development (Annual)	Total VC inv. by stage of development (Quarterly)

Source: NVCA/PWC Money Tree Report, Q3 ’11, $ in Billion	Source: NVCA/PWC Money Tree Report, Q3 ’11, $ in Billion

Venture Capitalist (VC) investments decreased marginally during the third quarter of 2011. VCs invested $6.95 billion in 876 deals across all sectors during the quarter. This implies a year-on-year increase of 31.0% in dollar terms and 3.0% in terms of the number of deals ($5.31 billion was invested in 850 deals during the third quarter of 2010); VC investments totaled $6.41 billion during the first quarter of 2011. On quarter-on-quarter basis, investment activity during the third quarter decreased 11.8% in dollar terms and 13.7% in terms of the number of deals. Despite a decline in the number of deals and amount invested vis-à-vis the previous quarter, data suggests the industry’s performance was better than the first nine months of 2010 in both value and volume terms.

According to a MoneyTree™ report from PricewaterhouseCoopers LLP (PwC) and the National Venture Capital Association (NVCA), based on data provided by Thomson Reuters, during the first three quarters of 2011, VC investment aggregated $21.24 billion in 2,725 deals, a year-on-year increase of 20% in dollar terms and 3% in terms of the number of deals. The software industry had the highest level of funding with investments of a little more than $2.0 billion, up 23.4% quarter-on-quarter in dollar terms compared to investments of $1.63 billion during the second quarter. This is also the highest quarterly investment in the sector since the fourth quarter of 2001. Furthermore, the industry recorded the highest number of deals at 263 during the third quarter, indicating continued interest and anticipation of faster exit events.

Apart from software, most sectors witnessed a quarter-on-quarter decline in investments during the third quarter. Healthcare services and electronics recorded an increase in dollar investments. Investments in life sciences (biotechnology and medical devices) fell 18% in terms of the US dollar and 21% in terms of the number of deals. On the other hand, investments in healthcare services grew 200% over the previous quarter (although down 19% year-on-year) to $152 million, indicating renewed interest in the sector. Investments in electronics/telecommunication increased 27% quarter-on-quarter and 96.7% year-on-year.

If deals are categorized by the stage of development, investments in start-ups declined 41.2% on year-on-year basis during the third quarter of 2011. However, investments in early-stage deals grew 51.2% year-on-year to $1.96 billion, expansion deals 43.5% year-on-year to $2.50 billion and late-stage deals 17.8% year-on-year to $2.32 billion. With the exception of expansion stage, VC investments declined in dollar terms as well as in terms of the number of deals on a quarter-on-quarter basis during the third quarter of 2011. VC investments in start-ups, early-stage and late-stage companies dipped 55.7%, 7.4% and 20.4%, respectively, while that in expansion stage firms grew marginally by 1.7% compared to the second quarter. Expansion-stage financing was the major driver of VC investments with 260 deals constituting 35.9% of the total investments during this quarter; late-stage deals accounted for 33.4% of the value in dollar terms.

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During the third quarter of 2011, investors were cautiously optimistic, with investments higher than 2010, but lower than the previous quarter. Continued investments in early- and expansion-stage deals indicate momentum in the industry. According to Mark Heesen, President of NVCA, “Public policy challenges in the life sciences and clean technology sectors impacted investments during this quarter as the IPO market came to a standstill in August.”

Number of VC deals & average deal size (Quarterly)	Number of VC deals and average deal size (Annual)

Source: NVCA/PWC Money Tree Report, Q3 ‘11, $ in Million	Source: NVCA/PWC Money Tree Report, Q3 ‘11, $ in Million

In terms of deal size, an average deal for the first three quarters in 2011 stood at $7.79 million– the highest since 2001. The VC industry recovered from the global economic recession of 2009–10, as evident from the number of deals executed during the year. However, investments in this space remain below the pre-recession levels.

Historically, VC deals depicted a contrasting picture during the third quarter of 2011. On year-on-year basis, the number of early- and expansion-stage deals increased 17.2% to 341 and 5.7% to 260, respectively. However, start-up and late-stage deals fell 4.3% to 89 and 15.5% to 186, respectively, during the same period. The total number of deals rose to 4,102 in 2007 from 3,247 in 2005, but declined marginally to 4,100 in 2008. The year 2009 was one of the worst as deal flows stopped due to the credit and liquidity crisis—just 3,056 deals were recorded during the year. However, the number of deals increased 14.4% to 3,496 with slight improvement in the global scenario in 2010.

The software industry reported the highest number of deals as well dollar investments during the third quarter of 2011. It was followed by biotechnology with 96 deals (down 20.0% quarter-on-quarter), industrials/energy, the third-largest sector (16.7%) and medical services & equipment (21.3%).

During the third quarter of 2011, the software industry received $2.01 billion in funding, the highest among industries, followed by biotechnology ($1.08 billion) and industrial/energy ($0.75 billion). During the second quarter, the software industry received $1.63 billion in funding, followed by the biotechnology ($1.32 billion), medical devices & equipment ($0.89 billion), and industrial/energy ($0.80 billion) sectors. The share of the software sector in overall VC investments improved further; it rose to 28.9% during the third quarter of 2011 from 20.6% in the second and 18.7% in the first. The number of deals in the software industry declined 1.5% to 263 during the third quarter.

During the third quarter of 2011, investments in the biotechnology sector fell 18.2% quarter-on-quarter to $1.08 billion and the number of deals 20.0% to 96 from 120 in the previous quarter.

In terms of dollars invested, the industrial/energy sector ranked third; investments declined 6.9% quarter-on-quarter to $0.75 billion during the third quarter of 2011. VC investments decelerated after a strong rebound in the first quarter; the number of deals fell 16.7% quarter-on-quarter.

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Appendices
April 06, 2012

M&A and IPOs in VC Space

Exit event is an important aspect of the VC investment strategy. Two of the most prominent strategies pursued by VCs to exit a venture are mergers and acquisitions (M&A) and initial public offerings (IPOs).

Mergers & Acquisitions

VC Exit - Liquidity Event - M&As (Quarterly)

Source: NVCA/PWC Money Tree Report, 2011 Q3, $ in Million

The chart illustrates the quarterly trend of total M&A deals and average M&A deal size since the first quarter of 2007. With the onset of the economic recession, M&A activity was adversely impacted and the number of deals fell gradually to 65 during the fourth quarter of 2008. Since then, the number of deals remained almost constant until the fourth quarter of 2009 (74 venture-backed deals and 41 with disclosed values during the fourth quarter of 2009). The number of M&A deals decreased 30.0% quarter-on-quarter to 86 during the second quarter of 2011. Deals rose 17.4% to 101 during the third quarter of 2011.

According to the National Venture Capital Association (NVCA), the total number of M&A deals increased to 101 during the third quarter of 2011 from 86 in the previous quarter. The numbers certainly indicate higher activity when compared to some of the quarters in the previous years. Average disclosed deal value increased 17.5% quarter-on-quarter to $181.3 million during the third quarter. In terms of the total disclosed deal value, the third quarter witnessed an increase of 57.7% year-on-year and 8.2% quarter-on-quarter.

The information technology (IT) sector continued to dominate the M&A space during the third quarter of 2011, with 86 deals and a disclosed value of $3.66 billion. Within this sector, computer software & services (34 transactions) and Internet-specific (37 transactions) companies accounted for the bulk of the targets. The acquisition of Broad Oak Energy, a Dallas-based oil & gas exploration and production company, by Tulsa, Oklahoma-based Laredo Petroleum for $1 billion was the biggest venture-backed M&A deal during the quarter.

The average size of venture-backed M&A activity increased during the third quarter of 2011; also, exit returns were on the upside. During the quarter, about 39.4% of the total exit deals disclosed values that were 4–10 times that of venture investments (compared to 26.5% during the second quarter of 2011). The number of deals returning less than the original investment fell 6.1% from 26.5% in the previous quarter. The percentage of M&A deals yielding top returns (disclosed values greater than four times the venture investment) stood at 69.7% (vis-à-vis 38.2% in the previous quarter).

The first three quarters of 2011 witnessed an increase of 43.3% in terms of the disclosed value for venture-backed M&A activity, but the number of deals fell 7.2% compared to the first three quarters of 2010. This may prove to be a good year for M&As, despite the tough economy—the total disclosed M&A deals value for the first three quarters are estimated to be marginally short of the levels seen in the first three quarters in 2007.

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Initial Public Offerings

VC Exit - Liquidation Event - IPO (Quarterly)

Source: NVCA/PWC money tree report, 2011 Q3, $ in Million

IPO is the other preferred method of exit for VC firms. Just five venture-backed IPOs, aggregating $442.9 million, were executed during the third quarter of 2011; this implies a decline of 91.9% quarter-on-quarter and 64.5% year-on-year in dollar terms. Four of the five IPOs during the quarter were based out of the US. The IT sector accounted for four of the five IPOs and continued to be the active sector for VC IPO exits. During the second quarter of 2011, 14 of the 21 IPO exit events were from the IT sector.

All of the five companies were listed on the NASDAQ. Chinese Holding Company Tudou.com was the largest IPO during the quarter and raised $174 million on the NASDAQ. Currently, there are 64 venture-backed companies for an initial public offering with the SEC.

A number of firms planning IPOs had to postpone or cancel the same due to market conditions and lack of buyer interest. Candidates for an IPO may have to wait until the market stabilizes or need to seek overseas opportunities to exit. The third quarter of 2011 has been the weakest for IPOs since the end of 2009.

Quarterly analysis of the average IPOs indicates that the value of offerings rose steadily to $165.9 million until the second quarter of 2007. Thereafter, it declined following the bleak trend in equity markets due to the subprime crisis. There were three quarters with almost no IPOs (the second time since 1975) due to a weak economic environment and negative market sentiment. IPO activity gained momentum from the second quarter of 2009. The US deficit issue and debt crisis in Europe impacted global capital markets with increased volatility during the third quarter.

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Exit Strategy Comparison

Composition of Exit Strategies

Source: NVCA/PWC money tree report, 2011, Q3

Historically, VC firms have preferred M&A as an exit strategy over IPOs. Although there is no known reason for this, control over negotiations, pricing and disclosure requirements can be considered as the prime factors influencing such a choice. It is easy to deal with one buyer in an M&A transaction than tackling several investors, demanding transparency and detailed disclosures, in IPOs.

A comparative analysis of the two (M&A and IPOs) confirms that M&A is the most preferred strategy for VC exit. The chart above illustrates that for every IPO, there were 20 M&A deals on an average during the third quarter of 2011.

Outlook

Based on various indicators for capital markets and the overall economy, we believe the performance of VC exit markets (M&A and IPOs) in 2011 would be better than 2010. Our view is based on the following indicators:

▪	Although the number of VC investment deals and deal value decreased 13.7% and 11.8%, respectively, on quarter-on-quarter basis during the third quarter of 2011 (number of deals and deal value grew 3.1% and 31.0%, respectively, on year-on-year basis), the number and amount of deals during the first three quarters of 2011 rose 2.9% and 20.2%, respectively, over the same period the previous year. Average VC deal size increased $167,824 to $7.94 million in the third quarter from $7.77 million the previous year.

▪	Exit events for VCs were encouraging. The total number of M&A deals stood at 101 during the third quarter of 2011 compared to 86 in the second. Average value of disclosed deals (35 deals) totaled $181.3 million vis-à-vis $154.3 million (38 deals) during the second quarter of 2011.

▪	High volatility in the market due to the European sovereign debt crisis, US debt ceiling crisis, US sovereign debt downgrade, and fears of a slowdown in global economic recovery made VC investors reluctant to issue fresh IPOs as an exit event. The number of venture-backed IPO deals declined significantly to five during the third quarter of 2011 from 22 in the second. Moreover, average IPO deal size decreased to $88.6 million from $247.9 million during the same period.

Bailouts and the ‘Exit Strategy’

The Troubled Asset Relief Program (TARP) was enacted in October 2008. It permitted the Treasury department to utilize $700 billion to prevent the financial industry from collapsing. The government deployed the funds to improve balance sheets of failing banks and provide confidence to markets that the banks would repay their obligations. The government also banked on the program to save the auto industry, particularly General Motors. Initially, the Congressional Budget Office (CBO) estimated the total cost would be $25 billion, much lower compared to a recent Obama administration's estimate of less than $50 billion in a worst-case scenario.

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The Treasury sold part of its stock in AIG and all of its equity in Chrysler; also, several banks exited the TARP this quarter. About $96 billion in TARP funds were outstanding; of the total obligated amount, $413 billion had been spent as of September 30, 2011. The Treasury has received $317 billion in repayments and other income from its TARP investments. It still has 77% stake in AIG and 27% stake in General Motors Company. According to the latest findings from the Special Inspector General for the Troubled Asset Relief Program (SIGTARP), the major issue is that smaller community banks are not exiting TARP at the same speed as larger banks (more than 400 of 707 local and community banks who received TARP funds still owe the government money).

Debt ceiling crisis and US sovereign debt downgrade

The US faced a debt ceiling crisis in July 2011 when the government was on the brink of a default. To avoid any possibility of an interest payment default by the US, the Budget Control Act of 2011 was passed on August 02, 2011 (a day before the borrowing limit would have been exhausted) by the House and the Senate, and signed by President Obama. The Act eliminated the immediate threat of default due to delays in raising the US government's debt ceiling. Additionally, it raised the US debt limit by at least $2.1 trillion to $16.4 trillion and obligates a reduction of $2.4 trillion in expenditure through 2021. The Act would be implemented by initial cuts of $917 billion; further reduction of $1.5 trillion was expected to be recommended by the Congressional Joint Select Committee on Deficit Reduction by the end of November 2011.

Such events compelled credit rating agencies such as S&P and Moody's to issue warnings of a downgrade of the US debt. On August 05, 2011, S&P lowered the long-term sovereign credit rating of the US to 'AA+' from 'AAA' and affirmed the 'A-1+' short-term rating. The rating agency said that the $2.1 trillion deficit reduction plan approved by the Congress fell short of S&P's previous estimates, and the US would need to reduce its deficit by nearly $4 trillion to prove that it is trying to improve the country's financial position. In its Global Credit Portal report released on August 5, 2011, S&P cited the rating downgrade was executed due to prolonged controversy over raising the statutory debt ceiling and lower possibility of an agreement to raise revenues.

Theoretically, a credit downgrade is synonymous with higher risk resulting in higher yields for investors as the premium expected to hold these assets is higher. In reality, the opposite occurred following the downgrade. US Treasury yields fell as investors opted for these assets confirming US sovereign debt to be the safest asset worldwide. Over the three-month period, the yield on two-year Treasury bonds fell from 0.45% to 0.25%, while that on the 10-year Treasury bonds declined from 3.18% to 1.92%. In September, the yield declined to 1.72%, a level not witnessed since the 1940s.

Continuing in a weak macroeconomic environment, the Federal Reserve once again decided to use monetary stimulus to boost the economy; in August, it announced plans to maintain its benchmark interest rate close to zero until mid-2013. On September 21, 2011, the Fed Reserve planned another stimulus measure dubbed ‘Operation Twist’ until June 2012, with an aim to retain lower long-term interest rates. Under this, the Fed would purchase long-term bonds worth US$400 billion (6–30 year maturities) while simultaneously selling an equal amount of shorter-dated debt. The Fed reiterated that there are significant downside risks to the economic outlook, and it would continue to closely monitor economic developments and is prepared to take further appropriate action to promote a stronger economic recovery in the context of price stability. Such policy actions are unusual and are aimed at maintaining lower interest rates, particularly mortgage rates to spur refinancing activity and boost economic growth.

Eurozone sovereign debt crisis

Although the US was witnessing an economic crisis, Europe had more of a real crisis. Various plans to stem the sovereign debt crisis in peripheral Eurozone economies (Greece, Spain, Italy, Portugal and Ireland) failed to calm investors. Investors contemplated the looming possibility of a Greek default and potential implications for the European Union (EU). There were numerous discussions about the extension of the EU rescue facility, establishment of a permanent crisis mechanism (starting mid-2013) and intensive efforts to resolve Greece’s financing problems. Accordingly, countries in the periphery of the Eurozone witnessed an increase in risk premiums and interest rates on government bonds. On the other hand, Ireland reported a decline in yield premium during the third quarter, reflecting strong economic growth as well as a consolidation program that markets considered convincing.

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EU nations are yet to arrive at a consensus on the long-term solution for fiscal consolidation – not only to keep Greece from defaulting, but also to cater to stronger EU nations such as Germany and France. The EU’s financial problems have also threatened the stability of financial institutions holding European sovereign debt, particularly the European banking sector. Globally, markets experienced the most volatile quarter since the financial crisis in 2008 as investors remained anxious over the dismal prospects of the US economic recovery and Eurozone debt crisis.

Outlook

Despite gradual recovery in the US economy over the past few quarters, the outlook for growth remains doubtful mainly due to a high unemployment rate, weak housing market and uncertainty in the European economy. In the latest press release, the Federal Reserve lowered its forecast for economic growth and raised projections for unemployment. The Fed also said it was considering the possibility of buying more mortgage debt to stimulate a struggling recovery and cited Europe's debt crisis posed high downside risks to the US economy. However, the Fed chairman, Ben Bernanke, also took note of strengthening in the US economy during the third quarter.

The Federal Open Market Committee (FOMC) lowered its forecast for GDP growth from its June projection; the unemployment rate is expected to decline at a slower pace and inflation is projected to ease but essentially on the same path as anticipated in June. The Federal Reserve forecasted the US economic growth at 1.6–1.7% in 2011 (vis-à-vis the previous estimate of 2.7–2.9% in June 2011) and 2.5–2.9% in 2012 (earlier estimate of 3.3–3.7%). For 2013 and 2014, growth is projected at 3.0–3.5% (previous estimate of 3.5–4.2%) and 3.0–3.9%, respectively.

According to the Federal Reserve, the unemployment rate is expected to gradually decline, albeit at a slower rate. The unemployment rate is estimated to be in the range of 9.0–9.1% during the fourth quarter of 2011 compared to 8.6–8.9% projected in its June forecast. Growth is forecast to be in the range of 8.5–8.7% (vis-à-vis the estimate of 7.8–8.2% in June) in 2012 and 7.8–8.2% in 2013. The long-run forecast range has been widened to 5.2–6.0% from the previous forecast of 5.2–5.6%, indicating a negative outlook for unemployment. The inflation forecast has been revised upward from the last estimate released in June 2011; inflation is projected at 2.7–2.9% in 2011 and 1.5–2.0% in 2012.

The Federal Reserve has indicated that the federal fund rate would remain low at least through mid-2013. The Chairman also indicated that the Fed could make additional purchases of mortgage-backed securities, if appropriate. The Fed believes the Maturity Extension Program (Operation Twist) is having the desired effect of twisting the yield curve and lowering longer rates.

The situation can be understood by Ben Bernanke’s statement at a recent press briefing, "While we still expect that economic activity and labor market conditions will improve gradually over time, the pace of progress is likely to be frustratingly slow,”. He also said, “Concerns about European fiscal and banking issues have contributed to strains in global financial markets, which have likely had adverse effects on confidence and growth". The European debt crisis and possibility of additional purchases of mortgage-backed securities are considered to be the major factors that could affect the US economy in 2011.

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VALUATION THEORY

General Principles

Business valuation is guided by two fundamental economic principles:

▪	Principle of ‘future benefits’ – A rational buyer will not buy an asset at a price that exceeds the cash flows the asset is expected to generate in the future, adjusted for risks associated with achieving those streams of cash flows and time value of money. (Income Approach)

▪	Principle of ‘substitution’ – A rational buyer will not buy an asset at a price that exceeds the cost to acquire or recreate a similar asset, with similar or greater economic utility. (Market Approach)

Accordingly, to evaluate a company, one needs to estimate a stream of cash flows that the company is reasonably expected to generate in the future and adjust these cash flows to the present value considering uncertainties and the associated risks.

Alternatively, the value can be ascertained through comparison with other companies that are similar and comparable to the company being valued on parameters such as location, volume, industry sector and markets.

The value of the company is determined on the ‘going-concern value’ or ‘liquidation value’ premise. The ‘going-concern’ premise assumes that the company will continue to do business in the foreseeable future, in which case, the potential investor will evaluate expected returns and associated risks on continuing basis.

‘Liquidation value’ is the estimated amount shareholders expect to receive on immediate sale of the company after settlement of all external liabilities and cost of liquidation, if it were to go out of business. The ‘going-concern’ concept assumes the highest use and best exploitation of all business inputs such as land, labor and capital, brought together. The value thus generated is generally greater than the mere sum of the parts.

As per guidelines prescribed by the AICPA Practice Aid, all valuation methodologies applied for the valuation of a privately held company can be broadly classified under three approaches:

1.	The Market Approach

2.	The Income Approach

3.	The Cost or Asset Approach

AICPA Practice Aid further states that in performing a valuation, an appraiser should consider all three approaches and select the most appropriate approach or approaches. The selection should consider factors such as the history, nature, and stage of development of the company; the nature of its assets and liabilities, and its capital structure; and the availability of reliable, comparable, and verifiable data that will be required to perform the analysis.

According to the Uniform Standards for Professional Appraisal Practice (“USPAP”), “An appraiser must develop value opinion(s) and conclusion(s) by use of one or more approaches that are necessary for credible assignment results”.

Market Approach

Valuation under the Market Approach entails the application of appropriate market-based multiples selected from guideline public companies to parameters such as level of earnings, cash flows, revenues, invested capital or other financial factors (financial metrics) that represent the future financial performance of the subject company. This method is based on the idea of determination of the price at which the company will be exchanged in the public market.

The multiples reflect the rate of return prospective investors will expect on their investment, which will commensurate the inherent risks associated with such investments. The multiples are believed to implicitly factor growth expectations and level of earnings that the company is expected to generate in perpetuity.

6 AICPA Practice Aid Series 2004 – ‘Valuation of Privately Held Company Equity Securities Issued as Compensation’, Page # 8, Para # 13

7 USPAP, Rule 9-4 (a)

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Market multiples are generally expressed as current multiples (for example, Trailing Twelve Months “TTM” multiple) or forward multiples (ratio of current price to earnings/cash flow/revenue for a certain period in the future; for example, 1-year forward multiple and 2-year forward multiple). Since the holder of the security is entitled to benefits after the date of purchase, forward trading multiples are generally considered more appropriate to value a security than current multiples.

Income Approach – Discounted Cash Flow Method

Discounted Cash Flow Method (“DCF”) under the Income Approach is one of the most recognized and widely used methods for valuing privately held companies. DCF analysis entails three broad steps:

▪	Projecting cash flows that are freely available for distribution to equity shareholders, i.e., Free Cash Flows to Equity (“FCFE”) for the foreseeable future

▪	Estimating the terminal equity value, an estimate of the equity value of the company at a future date as of the end of the forecast period (The terminal value is generally calculated by assuming an implicit growth rate until perpetuity and capitalizing the free cash flows corresponding to the last period in the forecast period.)

▪	Estimating the Cost of Equity (“CoE”) or the “discount rate” for discounting free cash flows and the terminal value to the present value (Discount rate is the rate of return that a prospective investor will expect to receive for time value of the money and to compensate the associated risks and uncertainties that actual returns from the investment may not be as expected.)

The sum of the present value of free cash flows, terminal value and current balance of cash equivalents yields the equity value of the company at the valuation date.

While the Market and Income approaches, when used in conjunction, may yield a reasonable estimate of the company’s equity value, they do not generally capture the value of non-operating assets and liabilities such as excess cash and under-funded pension liabilities, which should be adjusted separately to the equity value for the purposes of the valuation.

Cost Approach – Adjusted Book Value Method

Estimating the value of the company under the Adjusted Book Value Method entails estimation of the fair value of each of its specific individual assets and liabilities. The sum of the fair value of all assets less the sum of fair values of all outside liabilities and estimated costs of liquidation yields the equity value under this approach.

The Cost Approach is generally suitable when liquidation of the company being valued is imminent. While the Income and Market approaches focus on the cash flows likely to be generated through collective and continued exploitation of all assets, the Cost Approach focuses on the value that each individual asset is expected to realize on liquidation near the valuation date.

The Cost Approach may sometimes be suitable for valuations under ‘going-concern’ basis in cases where the company being valued has huge and significant investments in tangible assets or where earnings generated from operations are insignificant compared to the value of its operating assets (for example, real estate holding companies and start-ups). For the purposes of this analysis, therefore, the Cost Approach is considered the weakest and is generally applied as a secondary approach in conjunction with the Income and/or Market approaches.

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Standard of Value

Aranca has determined the ‘Fair Market Value’ of the Company’s common stock based on appraisal standards, valuation methodologies and approaches in conformity with guidelines to consider ‘all relevant facts and circumstances’ and appraisal guidelines endorsed by the Uniform Standards of Professional Appraisal Practice (“USPAP”) and other widely recognized valuation standards.

Uniform Standards of Professional Appraisal Practice (“USPAP”) defines ‘Market Value’ or ‘Fair Market Value’ as:

“The most probable price that a property will sell for in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

(1)	the buyer and seller are typically motivated;

(2)	both parties are well informed or well advised;

(3)	A reasonable time is allowed for exposure to the open market;

(4)	payment is made in terms of cash in US dollars or in terms of financial arrangements comparable thereto; and

(5)	the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.”

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Brief Profile of Appraisal Team

David Dahn, CPA, MST

Vice President, Valuation Services

David leads Valuation Business Sales at Aranca. He has 20 years of experience in taxation and business valuation. David’s valuation experience encompasses the issuance of over 400 opinions for life science, technology and manufacturing clients, ranging from enterprise, option and transactional advisory engagements.

Before joining Aranca, David worked as a tax professional in international, federal and state strategy, implementation, compliance, and audit management at the Executive level. He has served as an officer of a public company, and represented numerous clients before the IRS and other revenue agencies. David is also a published writer, accomplished presenter (Harvard Graduate School and Boston College Graduate School), and successful entrepreneur of two tax and treasury consulting firms. He is a Certified Public Accountant.

Bharat Ramnani, ASA, Chartered Accountant

 Associate Vice President, Valuation Services (Practice Lead)

Bharat joined Aranca in 2006 and currently leads the firm's Valuations & Advisory Services practice. Bharat has more than nine years of professional experience in corporate finance, equity research and business valuation. Bharat has executed independent business and independent valuation assignment for more the than 300 US based VC backed privately held business across diverse industry sectors including semi-conductor, software, online advertising, social media, internet based business, life sciences, others. He also manages Aranca’s relationships with its Private Equity clients across the globe, helping them in the valuation of their investment targets.

Prior to joining Aranca, Bharat worked with the Finance team of R.A.K Ceramics in the Middle East. In this capacity, he was involved in a host of corporate finance activities, including working capital, business reviews and new business evaluations. Bharat holds Accredited Senior Appraiser (ASA) designation conferred by the American Society of Appraisers and is a qualified Chartered Account (CPA Equivalent in India).

Manpreet Singh, ASA

 Manager, Valuation Services

Manpreet joined Aranca in 2006 and is a senior member in the firm's Valuations and Financial Advisory Services Groups. Manpreet has more than six years of experience in corporate finance, having assisted more than 120 companies with their valuation requirements. Manpreet manages a large team of analysts serving US based VC backed companies providing independent valuation services for range of tax compliance and financial reporting purposes. In addition, he has been involved in several advisory assignments in client facing roles for a MENA based investment banking clients.

Manpreet holds Master in Business (Finance) from Victoria University, Australia, and a Bachelor in Commerce from the University of Delhi, India. Manpreet has earned ‘Accredited Senior Appraiser’ designation in Business Valuations from American Society of Appraisers.

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General Assumptions and Limiting Conditions

This independent appraisal report is subject to the following assumptions and limiting conditions, to be understood in conjunction with the previously presented Certification section:

▪	All reported facts, comments, estimates, opinions and statistical information set forth in this report have been obtained from sources believed to be accurate, reliable and knowledgeable. No liability is assumed for the content or accuracy of the data furnished by others, including information and representations provided by the management to Aranca.

▪	Aranca and the analyst have made no attempt to verify the accuracy, veracity, conformity and topical nature of the data gathered from such sources.

▪	Aranca and the analyst relied on historical financial data provided by the management, as well as verbal representations made by the management regarding this data and subsequent adjustments to the same.

▪	All financial statements and other data pertaining to the Company have been provided by the management and accepted by Aranca without further verification, including conformity or non-conformity with generally accepted accounting principles and/or other guidelines established by recognized regulatory and other governing bodies.

▪	The historical financial information and any adjustments thereto as well as any forecasts and projections presented in this report, including attached Exhibits, are included solely to assist in the development of the value estimate presented in this report.

▪	We do assure achievability of the results forecasted by the Company because events and circumstances frequently do not occur as expected; differences between actual and expected results may be material; and achievement of the forecasted results depends on actions, plans, and assumptions of the management.

▪	The conclusions of value are based on the assumption that the current level of management expertise and effectiveness would be maintained and that the character and integrity of the enterprise through any sale, reorganization, exchange, or diminution of the owners' participation would not be materially or significantly changed.

▪	Due to the limited purpose of this presentation, the information may be incomplete and contain departures from generally accepted accounting principles and/or other guidelines established by recognized regulatory and other governing bodies. We express no opinion or other assurances on the information presented, and it should not be used for any other purpose other than to assist in this valuation.

▪	Possession of this report does not carry with it the right of publication of all or part of it, nor may it be used for any purpose by anyone other than the client and the specified reason as stated in the report, without written consent of Aranca. Notwithstanding anything to the contrary herein, the Company shall be entitled to disclose this report (i) as required by law, rule, regulation or request of any federal, state or local government or regulatory body, including without limitation the United States Internal Revenue Service, or of any securities exchange, (ii) as may be required in response to any summons or subpoena or any litigation, or (iii) to the Company’s officers, directors, auditors, accountants, tax advisors or legal counsel, on an as-needed basis.

▪	The contents of this valuation are an opinion of value for the purposes stated. In no way should this be construed as a recommendation to buy or sell the underlying company. Aranca and the analyst support only the opinions stated in this report and assume no responsibility for use of formulas and other approaches based on these conclusions in the future.

▪	This valuation is valid only for the valuation date presented in this report. Aranca and the analyst have no responsibility to update this report for events and circumstances that occur subsequent to the valuation date, until and unless specifically requested by the Company.

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ANNEX G

January 21, 2009

Steve Olson

President

ARC Wireless Solutions, Inc.

10601 West 48th Ave

Wheat Ridge, Colorado 80033

Dear Steve:

This letter will confirm in writing the engagement, which began in November 2008, of Quadrant Management, Inc. (the “Advisor”) as non-exclusive financial advisor to ARC Wireless Solutions, Inc. (“ARC” or the “Company”) in connection with the restructuring of the Company and to perform ongoing consulting and advisory services under the terms and conditions set forth below.

1.	Description of Services. Quadrant will perform ongoing consulting and advisory services for the Company through Quadrant personnel (acting at all times as independent contractors to the Company), which shall include but shall not be limited to the following:

1.1.	Restructuring Services. Quadrant will assist in restructuring and renegotiating the Company’s liabilities and ongoing contractual commitments, including with vendors and major creditors. Quadrant will assist Company management in developing and executing operational restructuring solutions, including working with management to develop and review cost reduction initiatives and implementing cash conservation guidelines and controls.

1.2.	Business Consulting Services. Quadrant will, as requested by the Company, assist and advise Company management and the Board of Directors in creating, implementing and monitoring performance under the Company’s strategic and business plans.

1.3.	Financial Advisory_Services. Quadrant will assist Company management in building and maintaining detailed financial models, including those relating to cash flows, income and liquidity, and update and monitor performance of those models under the Company’s strategic and business plans referred to above in Section 1.2.

1.4.	Other Services. Quadrant will assist with such other matters as may reasonably be requested by the Company within Quadrant’s areas of expertise.

2.	Fees and Expenses. In consideration of the ongoing services to be performed by Quadrant and for services rendered to date, ARC shall pay to Quadrant fees and expenses as follows, unless this letter agreement is earlier terminated by ARC for cause:

2.1.	Initial Payment. ARC shall pay an initial cash fee to Quadrant by no later than January 23, 2009 of $250,000, in recognition of restructuring services provided to date.

ARC Wireless Solutions, Inc.

January 21, 2009

2.2.	Annual Fees. In recognition for ongoing services, Quadrant shall be entitled to receive the greater of the following as annual fees, commencing with the financial year ending December 31, 2009.

2.2.1.	$250,000, or
2.2.2.	The product of (a) 20% and (b) the increase, if any, in the reported EBITDA (as defined below) for the financial year over the preceding year, or
2.2.3.	The product of (a) 20% and (b) the reported EBITDA (as defined below) for the financial year.

Any fees payable under this provision will be. paid upon completion of the Company's financial years' results. For purposes of this Agreement, EBITDA is defined as earnings before interest, taxes, depreciation and amortization after adjusting for one-time and non-recurring items.

2.3.	Expense Reimbursements. In addition to the above fees, the Company shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services hereunder.

3.	Term. This letter agreement shall continue until December 31, 2013; provided, however. that, at the end of such term, this letter agreement shall renew for additional one-year periods unless either party shall provide written notice of termination to the other no later than 30 days prior to the next expiration date.

4.	Confidentiality. Quadrant agrees to keep confidential all information obtained from ARC, and Quadrant will not disclose to any other person or entity, or use for any purpose other than specified herein, any information pertaining to ARC which is either non-public, confidential, or proprietary in nature which it obtains or is given access to during the performance of the services provided hereunder. The foregoing is not intended to nor shall be construed as prohibiting Quadrant from disclosure pursuant to a valid subpoena or court order, provided, that in such case ARC shall be promptly notified of such subpoena or court order and be provided an opportunity to seek and obtain a protective order barring or limiting the scope of such disclosure.

5.	Binding Agreement. This letter agreement shall be binding upon ARC, its successors and assigns.

6.	Independent Contractor. Quadrant shall act under this letter agreement solely as an independent contractor and not as an agent, partner, employee or joint venturer of ARC.

ARC Wireless Solutions, Inc.

January 21, 2009

7.	Indemnification. ARC shall, to the fullest extent permitted by law, indemnify Quadrant and cach of its agents, officers, shareholders, employees, members, representatives, and all others acting on its behalf (collectively with Quadrant, the "Indemnified Parties"), against any and all liabilities, costs, expenses (including legal fees and expenses), settlements, judgments and losses (collectively, "Damages), resulting from, in connection with or arising out of any actual and threatened claim, action, demand, dispute or proceeding of whatever kind and nature that may be asserted against an Indemnified Party in any way arising from the activities of Quadrant pursuant to this letter agreement to the same extent as if such Indemnified Party were an officer of the Company. All such Damages shall be advanced to each Indemnified Party to the fullest extent permitted an officer of the Company under and subject to repayment, in accordance with applicable law and the Company's Certificate of Incorporation and Bylaws. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions (a) for any settlement by an Indemnified Party effected without the Company's prior written consent (not to be unreasonably withheld) or (b) to the extent that any loss, claim, damage or liability is found to have resulted from the misconduct or negligence of Quadrant or any Indemnified Party.

8.	Jurisdiction. This letter agreement shall be governed by the laws of the State of New York.

9.	Entire Agreement. This letter agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto.

If this letter agreement meets with your approval, please indicate your acceptance of the above terms by signing where indicated below and returning this letter agreement to the undersigned. Thank you for the opportunity to be of service.

Sincerely,

/s/ Alan Quasha
Alan Quasha
President
Quadrant Management, Inc.

AGREED AND ACCEPTED:

The foregoing accurately sets forth our understanding and agreement with respect to the matters set forth above.

ARC Wireless Solutions, Inc.

By:	/s/ Steve Olson

Title:	President

ANNEX H

WAIVER

FINANCIAL ADVISORY AGREEMENT

ARC Wireless Solutions, Inc.

Quadrant Management, Inc.

THIS WAIVER is made and entered into as of this ____ day of ________, 2012 (this “Waiver”), by and between ARC Wireless Solutions, Inc. (along with its subsidiaries, “ARC” or the “Company”) and Quadrant Management, Inc. (“Quadrant” or the “Advisor”).

RECITALS

WHEREAS, ARC and Quadrant are parties to a letter agreement dated January 21, 2009 (the “Financial Advisory Agreement”) pursuant to which Quadrant has been retained by ARC as a non-exclusive financial advisor in connection with the restructuring of ARC and the performance by Quadrant on ARC’s behalf of ongoing consulting and advisory services;

WHEREAS, Quadrant introduced ARC to Quadrant Metals Technologies, LLC (together with its subsidiaries, “QMT”) and to Advance Forming Technology, Inc. (“AFTI”), and a Hungarian special purpose acquisition company which holds the Hungarian assets associated with AFTI that are currently owned by AFT Europa KFT (the “AFTE SPV” and collectively referred to herein with AFTI as “AFT”, and together with QMT, the “Target Companies”) for the purposes of evaluating the potential acquisitions of the Target Companies; and

WHEREAS, pursuant to Section 2.2 of the Financial Advisory Agreement Quadrant is entitled to certain annual fees in recognition of its services;

WHEREAS, the calculation of annual fees in the Financial Advisory Agreement makes reference to ARC’s reported EBITDA;

WHEREAS, in consideration of the execution of that certain Letter Agreement between ARC and Quadrant dated _____ and because QMT is a related party to Quadrant, ARC and Quadrant have agreed to certain waivers with respect to Sections 2.2 of the Financial Advisory Agreement;

WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning set forth in the Financial Advisory Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Waiver of Section 2.2.2 of the Financial Advisory Agreement. Section 2.2.2 of the Financial Advisory Agreement is hereby waived by Quadrant with respect to calendar year 2012 to the limited extent of the effects upon Company EBITDA of the closing of the acquisition of the Target Companies; and the annual fees applicable under Section 2.2.2 with respect to the calendar year 2012 shall be modified, due and payable in the amount determined as the following: the product of (a) 20% and (b) a dollar value which shall be calculated as the reported EBITDA of the Company for the twelve months ending December 31, 2012; minus the reported EBITDA of the Company for the twelve months ended December 31, 2011, minus the reported EBITDA of the Target Companies for the twelve months ending February 29, 2012. For purposes of clarity, Section 2.2.1 shall remain effective without waiver. The annual fees due and payable to Quadrant by the Company each year after the 2012 calendar year shall be calculated in accordance with Section 2.2.2 of the Agreement without waivers or adjustments.

2.	Waiver of Section 2.2.3 of the Financial Advisory Agreement. Section 2.2.3 is hereby waived in its entirety and replaced as follows which shall apply with respect to each year in which the Annual Fee calculations under Section 2 of the Agreement are determined: Product of (a) 20% and (b) a dollar value equal to the reported EBITDA for the financial year of the Company, minus the reported EBITDA for the Target Companies for the twelve months ended February 29, 2012.

3.	Effectiveness and Term. This Waiver shall remain effective from the date of execution hereof through the expiration of the Financial Advisory Agreement which shall remain December 31, 2013 but which expiration shall upon effectiveness of this Waiver no longer extend for additional one-year periods in the absence of written notice of termination by either party. All terms and conditions of the Financial Advisory Agreement not waived herein shall remain in full force and effect. Notwithstanding anything to the contrary herein, in the event that the acquisition of QMT by the Company does not close on or before June 30, 2012, this Waiver shall terminate and be of no force or effect, unless extended by mutual consent of the parties.

4.	Jurisdiction. This Waiver Agreement shall be governed by the laws of the State of New York.

5.	Entire Agreement. This Waiver, together with the Financial Advisory Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto. Any modifications to this Waiver or to the Financial Advisory Agreement must be made in writing and signed by the parties.

This WAIVER is effective as of this ____ day of __________, 2012.

ARC Wireless Solutions, Inc.	Quadrant Management Inc.

By:	By:

Title:	Title:

3

ANNEX I

October 28, 2011

Robert Marten

President & CEO

Quadrant Metals Technologies, LLC

810 FlightLine Blvd.

DeLand, Florida 32724

Dear Bob:

This letter will confirm in writing the engagement of Quadrant Management, Inc. (“Quadrant” or the “Advisor”) as a non-exclusive financial advisor to Quadrant Metals Technologies, LLC (along with its subsidiaries, “QMT” or the “Company”) in connection with performing ongoing consulting and advisory services under the terms and conditions set forth below.

1.	Description of Services. Quadrant will perform ongoing consulting and advisory services for the Company through Quadrant personnel (acting at all times as independent contractors to the Company), which shall include but shall not be limited to the following:

1.1.	Business Consulting Services. Quadrant will, as requested by the Company, assist and advise Company management and the Board of Directors in implementing and monitoring performance under the Company’s strategic and business plans. Quadrant will assist Company management in developing and executing operational solutions, including working with management to develop and review cost reduction initiatives and implementing cash conservation guidelines and controls.

1.2.	Mergers and Acquisitions. Quadrant will, as requested by the Company, provide assistance in identifying merger and/or acquisition candidates, assisting in due diligence, recommending transaction terms and providing advice and assistance during negotiations, as needed. Additional compensation will be paid to Quadrant on a case-by-case basis, as mutually agreed upon, for the successful execution of any such merger or acquisition.

1.3.	Financial Advisory Services. Quadrant will advise Company management in evaluation and monitoring of their financial models, including those relating to cash flows, income and liquidity, and monitor performance of those models under the Company’s strategic and business plans referred to above.

1.4.	Other Services. Quadrant will assist with such other matters as may reasonably be requested by the Company within Quadrant’s areas of expertise.

Quadrant Metals Technologies, LLC
October 28, 2011

2.	Fees and Expenses. In consideration of the ongoing services to be performed by Quadrant and for services rendered to date, QMT shall pay to Quadrant fees and expenses as follows, unless this letter agreement is earlier terminated by the Company for cause:

2.1.	Annual Fees. Starting January 1, 2012 QMT shall pay an annual cash fee to Quadrant of $250,000 to be paid in quarterly installments.

2.2.	Expense Reimbursements. In addition to the above fees, the Company shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services hereunder.

3.	Term. This letter agreement shall continue until December 31, 2016; provided, however, that, at the end of such term, this letter agreement shall renew for additional one-year periods unless either party shall provide written notice of termination to the other no later than 30 days prior to the next expiration date.

4.	Confidentiality. Quadrant agrees to keep confidential all information obtained from QMT, and Quadrant will not disclose to any other person or entity, or use for any purpose other than specified herein, any information pertaining to QMT which is either non-public, confidential, or proprietary in nature which it obtains or is given access to during the performance of the services provided hereunder. The foregoing is not intended to nor shall be construed as prohibiting Quadrant from disclosure pursuant to a valid subpoena or court order, provided, that in such case QMT shall be promptly notified of such subpoena or court order and be provided an opportunity to seek and obtain a protective order barring or limiting the scope of such disclosure.

5.	Binding Agreement. This letter agreement shall be binding upon QMT, its successors and assigns.

6.	Independent Contractor. Quadrant shall act under this letter agreement solely as an independent contractor and not as an agent, partner, employee or joint venturer of QMT.

7.	Indemnification. QMT shall, to the fullest extent permitted by law, indemnify Quadrant and each of its agents, officers, shareholders, employees, members, representatives, and all others acting on its behalf (collectively with Quadrant, the “Indemnified Parties”), against any and all liabilities, costs, expenses (including legal fees and expenses), settlements, judgments and losses (collectively, “Damages), resulting from, in connection with or arising out of any actual and threatened claim, action, demand, dispute or proceeding of whatever kind and nature that may be asserted against an Indemnified Party in any way arising from the activities of Quadrant pursuant to this letter agreement to the same extent as if such Indemnified Party were an officer of the Company. All such Damages shall be advanced to each Indemnified Party to the fullest extent permitted an officer of the Company under and subject to repayment, in accordance with applicable law and the Company’s Certificate of Incorporation and Bylaws. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions (a) for any settlement by an Indemnified Party effected without the Company’s prior written consent (not to be unreasonably withheld) or (b) to the extent that any loss, claim, damage or liability is found to have resulted from the misconduct or negligence of Quadrant or any Indemnified Party.

Quadrant Metals Technologies, LLC

October 28, 2011

8.	Jurisdiction. This letter agreement shall be governed by the laws of the State of New York.

9.	Entire Agreement. This letter agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto.

If this letter agreement meets with your approval, please indicate your acceptance of the above terms by signing where indicated below and returning this letter agreement to the undersigned. Thank you for the opportunity to be of service.

Sincerely,

/s/ Alan Quasha
Alan Quasha
President
Quadrant Management, Inc.

AGREED AND ACCEPTED:

The foregoing accurately sets forth our understanding and agreement with respect to the matters set forth above.

Quadrant Metals Technologies, LLC

By:	/s/ Robert L. Marten
Robert L. Marten
Title:	President & CEO
12/27/2011

ANNEX J

Amendment No. 1

Financial Advisor Letter Agreement

This Amendment No. 1 (this “Amendment”), dated this ____ day of March, 2012, by and between Quadrant Management, Inc. (“Quadrant”) and Quadrant Metals Technologies, LLC (the “Company”).

Whereas Quadrant and the Company are party to that certain financial advisor letter agreement, dated October 28, 2011 (the “Letter Agreement”);

Whereas Quadrant and the Company desire to amend the Term of the Letter Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Quadrant and the Company hereby agree as follows:

1.	The Amendment. Article 3 is hereby deleted in its entirety and is hereby replaced in the entirety by the following provision:

Term. This letter agreement shall continue until December 31, 2013.

2.	Effectiveness. All terms and conditions of the Letter Agreement not amended herein shall remain in full force and effect.

3.	Jurisdiction. This Amendment shall be governed by the laws of the State of New York.

4.	Entire Agreement. This Amendment, together with the Letter Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto. Any modifications to this Amendment or to the Letter Agreement must be made in writing and signed by the parties.

This Amendment is effective as of this ____ day of __________, 2012.

Quadrant Metals Technologies, LLC

By:
By:
Title:

Quadrant Management, Inc.

By:
By:
Title:

ANNEX K

LETTER AGREEMENT

This Letter Agreement (the “Letter Agreement”) is made and entered into as of this ____ day of ________, 2012 by and between ARC Wireless Solutions, Inc. (along with its subsidiaries, “ARC” or the “Company”) and Quadrant Management, Inc. (“Quadrant” or the “Advisor”).

RECITALS

WHEREAS, pursuant to that certain Waiver entered into between ARC and Quadrant effective [ ], Quadrant has specifically waived Sections 2.2.2 and 2.2.3 of that certain Financial Advisory Agreement between the parties dated January 21, 2009 (the “Financial Advisory Agreement”); and

WHEREAS, in consideration for giving the foregoing Waiver as well as in consideration for the substantial time and resources Quadrant has committed to the Company over a period of several years, which extends beyond the management fees being historically paid to Quadrant, including, but not limited to, substantial work done by Quadrant on behalf of the Company on several other mergers & acquisitions (M&A) opportunities which did not materialize over the last three years, the parties have agreed to enter into this Letter Agreement;

WHEREAS, Quadrant introduced ARC to Quadrant Metals Technologies, LLC (together with its subsidiaries, “QMT”) and to Advance Forming Technology, Inc. (“AFTI”), and a Hungarian special purpose acquisition company which holds the Hungarian assets associated with AFTI that are currently owned by AFT Europa KFT (the “AFTE SPV” and collectively referred to herein with AFTI as “AFT”, and together with QMT, the “Target Companies”) for the purposes of evaluating the potential acquisitions of the Target Companies; and

WHEREAS, the Company has agreed, for itself, and on behalf of its directors, officers, employees, agents, advisors, affiliates or their respective representatives, to compensate Quadrant in the event that the Company consummates and closes the acquisitions of the Target Companies (the “Transactions”), upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Fees. In consideration of the services being performed by Quadrant in connection with the Transactions, including among others, assistance in due diligence, contract negotiations, and assistance in financing arrangements, the Company agrees to pay Quadrant certain fees and expenses as follows:

a.	A deal fee equal to two percent (2%) of the total enterprise value of the Transactions, payable by wire transfer, upon the closing of the Transactions by the Company;

b.	In addition to the above fees, the Company shall reimburse Quadrant for all reasonable out-of-pocket costs and expenses incurred by Quadrant in connection with the performance of its services hereunder.

2.	Non-Exclusive Agreement. Notwithstanding the foregoing or anything to the contrary stated herein, the Company and Quadrant agree that this Letter Agreement shall be exclusive only to the Transactions and otherwise shall not prohibit the Company from entering into any other agreements with parties other than the Target Companies, nor shall this Agreement prohibit the Company from entering into any investment banking relationship, merger agreement, or underwriting agreement or other transaction with any other party.

3.	Term. The term of this Agreement shall be deemed to have commenced on the date above and shall expire at the earlier of (i) closing of the Transactions; and (ii) one (1) year from the date above, unless otherwise agreed to between the parties.

4.	Confidentiality. Quadrant agrees to keep confidential all information obtained from ARC, and Quadrant will not disclose to any other person or entity, or use for any purpose other than specified herein, any information pertaining to ARC which is non-public, confidential, or proprietary in nature which it obtains or is given access to during the performance of the services provided hereunder. The foregoing is not intended to nor shall be construed as prohibiting Quadrant from disclosure pursuant to a valid subpoena or court order, provided, that in such case ARC shall be promptly notified of such subpoena or court order and be provided an opportunity to seek and obtain a protective order barring or limiting the scope of such disclosure.

5.	Binding Agreement. This Letter Agreement shall be binding upon ARC, its successors and assigns.

6.	Independent Contractor. Quadrant shall act under this Letter Agreement solely as an independent contractor and not as an agent, partner, employee or joint venturer of ARC.

7.	Indemnification. ARC shall, to the fullest extent permitted by law, indemnify Quadrant and each of its agents, officers, shareholders, employees, members, representatives, and all others acting on its behalf (collectively with Quadrant, the “Indemnified Parties”), against any and all liabilities, costs, expenses (including legal fees and expenses), settlements, judgments and losses (collectively, “Damages”), resulting from, in connection with or arising out of any actual and threatened claim, action, demand, dispute or proceeding of whatever kind and nature that may be asserted against an Indemnified Party in any way arising from the activities of Quadrant pursuant to this Letter Agreement to the same extent as if such Indemnified Party were an officer of the Company. All such Damages shall be advanced to each Indemnified Party to the fullest extent permitted an officer of the Company under and subject to repayment, in accordance with applicable law and the Company’s Certificate of Incorporation and Bylaws. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions (a) for any settlement by an Indemnified Party effected without the Company’s prior written consent (not to be unreasonably withheld) or (b) to the extent that any loss, claim, damage or liability is found to have resulted from the misconduct or negligence of Quadrant or any Indemnified Party.

8.	Others. Quadrant will not make any representation regarding the Company or enter into any covenants or agreements with QMT and/or AFT on behalf of the Company. The Company has the exclusive right, in its sole discretion, to accept or reject the Transactions.

9.	Jurisdiction. This Letter Agreement shall be governed by the laws of the State of New York.

10.	Entire Agreement. This letter agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto. Any modifications to this Agreement must be made in writing and signed by the parties. Notwithstanding anything to the contrary, the Financial Advisory Agreement shall remain in effect and in full force subject to that said Waiver.

This LETTER AGREEMENT is effective as of this ____ day of __________, 2012.

ARC Wireless Solutions, Inc.	Quadrant Management Inc.

By:	By:
Title:	Title:

ANNEX L

WAIVER

ARC Wireless Solutions, Inc.

Quadrant Metals Technologies, LLC

QMT Acquisition Agreement

THIS WAIVER is made and entered into as of the 25th day of June 2012 (this “Waiver”), by and between ARC Wireless Solutions, Inc. (along with its subsidiaries, “ARC” or the “Company”) and Quadrant Metals Technologies, LLC (“QMT”).

RECITALS

WHEREAS, On April 6, 2012, ARC entered into that certain Membership Interest Purchase Agreement with Quadrant Management, Inc., QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”);

WHEREAS, all capitalized terms not defined herein shall have the meaning set forth in the QMT Acquisition Agreement;

WHEREAS, Section 10.1(d) of the QMT Acquisition Agreement provides that ARC may terminate the QMT Acquisition Agreement if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination);

WHEREAS, Section 10.1(e) of the QMT Acquisition Agreement provides that the QMT Sellers may terminate QMT Acquisition Agreement by giving written notice to the Buyer if the Closing shall not have occurred on or before June 25, 2012, by reason of the failure of any condition precedent under Section 7.2 (unless the failure results primarily from a breach by a Seller or the Company of any representation, warranty or covenant contained in this Agreement);

WHEREAS, ARC and QMT desire to waive Sections 10.1(d) and 10.1(e) until August 6, 2012;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Waiver of Section 10.1(d) of the QMT Acquisition Agreement. Each of ARC and QMT hereby irrevocably waives the application of Section 10.1(d) until August 6, 2012.

2.	Waiver of Section 10.1(e) of the QMT Acquisition Agreement. Each of ARC and QMT hereby irrevocably waives the application of Section 10.1(e) until August 6, 2012.

3.	Effectiveness and Term. This Waiver shall remain effective from the date of execution hereof through August 6, 2012. All terms and conditions of the QMT Acquisition Agreement not waived herein shall remain in full force and effect. Notwithstanding anything to the contrary herein or in the QMT Acquisition Agreement, in the event that the QMT Acquisition Agreement does not close on or before August 6, 2012, this Waiver shall terminate and be of no force or effect, unless extended by mutual consent of the parties.

4.	Jurisdiction. This Waiver Agreement shall be governed by the laws of the State of New York.

5.	Entire Agreement. This Waiver, together with the QMT Acquisition Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto. Any modifications to this Waiver or to the QMT Acquisition Agreement must be made in writing and signed by the parties.

This WAIVER is effective as of the date first set forth above.

ARC Wireless Solutions, Inc.		Quadrant Metals Technologies, LLC
On behalf of Quadrant Management, Inc., QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP

By:	/s/ Jason Young	By:	/s/ Robert L. Marten
Name:	Jason Young	Name:	Robert L. Marten
Title:	Chairman	Title:	President & CEO

ANNEX M

First Amendment to Purchase Agreement

This First Amendment (this “Amendment”) to the Purchase Agreement (defined below) is made effective as of June 25, 2012 between Precision Castparts Corp., an Oregon corporation (“U.S. Seller”), Aft Europa Kft., a Hungarian limited liability corporation (“European Seller”, and together with U.S. Seller, the “Sellers”), and Arc Wireless Solutions, Inc., a Delaware corporation (as purchaser, “U.S. Buyer”). Capitalized terms used but not defined in this Amendment has the meaning set forth in the Purchase Agreement.

A.	Sellers and U.S. Buyer are parties to the Purchase Agreement dated April 6, 2012 (the “Purchase Agreement”).

B.	U.S. Buyer has not completed the ARC QMT Closing and does not expect to complete the ARC QMT Closing by June 25, 2012. As a result, the Parties wish to extend the date for Closing.

The Parties therefore agree as follows

1.	Best Efforts. U.S. Buyer shall use its best efforts to satisfy the closing conditions set forth in Section 8.1 of the Purchase Agreement as promptly as possible and shall not take an action or omit to take any action that could be expected to result in non-fulfillment or delay of any closing condition. U.S. Buyer shall comply with the Securities Exchange Act of 1934 and the rules and regulation promulgated thereunder. U.S. Buyer shall file with the Securities and Exchange Commission (“SEC”) its amended preliminary proxy statement no later than July 2, 2012 relating to U.S. Buyer’s 2012 annual stockholders’ meeting and a definitive proxy statement relating to the same meeting as soon as possible thereafter. U.S. Buyer shall use its best efforts to efficiently clear any comments issued to it by the SEC as promptly as possible.

2.	Amendment to Section 10.1(c). Section 10.1(c) of the Purchase Agreement is amended to replace “June 25, 2012” with “August 6, 2012.”

3.	Transfer Tax. The parties intend that the Transfer Taxes be borne equally as between U.S. Seller and U.S Buyer. For avoidance of doubt, no delay in the Closing Date shall alter this intent, and all provisions for reimbursement and credit shall be adjusted accordingly.

4.	Effect on Agreement. Except as set forth in this Amendment, the remainder of the Purchase Agreement is unmodified and continues in full force and effect.

5.	Counterparts. This Amendment may be executed and delivered in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed is deemed an original, but all of which taken together constitute one and the same agreement. For purposes of this Amendment, facsimile, scanned or digitally transmitted signatures are deemed to be original signatures.

(Signature page follows.)

The undersigned executed this First Amendment to Purchase Agreement effective as of June 25, 2012.

PRECISION CASTPARTS CORP.		AFT EUROPA KFT

By:	/s/ Roger A. Cooke	By:	/s/ Roger A. Cooke
	Roger A. Cooke		Roger A. Cooke, on behalf of the
	Senior Vice President and General Counsel		managing director as power of attorney

ARC WIRELESS SOLUTIONS, INC.

By:	/s/ Jason Young
Name:	Jason Young
Title:	Chairman

ANNEX N

WAIVER

ARC Wireless Solutions, Inc.

Quadrant Metals Technologies, LLC

QMT Acquisition Agreement

THIS WAIVER is made and entered into as of the 13th day of July 2012 (this “Waiver”), by and between ARC Wireless Solutions, Inc. (along with its subsidiaries, “ARC” or the “Company”) and Quadrant Metals Technologies, LLC (“QMT”).

RECITALS

WHEREAS, On April 6, 2012, ARC entered into that certain Membership Interest Purchase Agreement with Quadrant Management, Inc., QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”);

WHEREAS, all capitalized terms not defined herein shall have the meaning set forth in the QMT Acquisition Agreement;

WHEREAS, Section 10.1(d) of the QMT Acquisition Agreement provides that ARC may terminate the QMT Acquisition Agreement if the closing has not occurred on or before June 25, 2012 due to the failure of any condition precedent from taking place (unless the failure is caused by the party that gives notice of the termination);

WHEREAS, Section 10.1(e) of the QMT Acquisition Agreement provides that the QMT Sellers may terminate QMT Acquisition Agreement by giving written notice to the Buyer if the Closing shall not have occurred on or before June 25, 2012, by reason of the failure of any condition precedent under Section 7.2 (unless the failure results primarily from a breach by a Seller or the Company of any representation, warranty or covenant contained in this Agreement);

WHEREAS, on June 25, 2012, ARC and QMT agreed to waive Sections 10.1(d) and 10.1(e) until August 6, 2012;

WHEREAS, ARC and QMT now desire to waive Sections 10.1(d) and 10.1(e) until August 8, 2012;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Waiver of Section 10.1(d) of the QMT Acquisition Agreement. Each of ARC and QMT hereby irrevocably waives the application of Section 10.1(d) until August 8, 2012.

2.	Waiver of Section 10.1(e) of the QMT Acquisition Agreement. Each of ARC and QMT hereby irrevocably waives the application of Section 10.1(e) until August 8, 2012.

3.	Effectiveness and Term. This Waiver shall remain effective from the date of execution hereof through August 8, 2012. All terms and conditions of the QMT Acquisition Agreement not waived herein shall remain in full force and effect. Notwithstanding anything to the contrary herein or in the QMT Acquisition Agreement, in the event that the QMT Acquisition Agreement does not close on or before August 8, 2012, this Waiver shall terminate and be of no force or effect, unless extended by mutual consent of the parties.

4.	Jurisdiction. This Waiver Agreement shall be governed by the laws of the State of New York.

5.	Entire Agreement. This Waiver, together with the QMT Acquisition Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, either oral or written with respect thereto. Any modifications to this Waiver or to the QMT Acquisition Agreement must be made in writing and signed by the parties.

This WAIVER is effective as of the date first set forth above.

ARC Wireless Solutions, Inc.	Quadrant Metals Technologies, LLC
On behalf of Quadrant Management, Inc., QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP

By: /s/ Jason Young	By: /s/ Robert L. Marten
Name: Jason Young	Name: Robert L. Marten
Title: Chairman	Title: President & CEO

ANNEX O

Second Amendment to Purchase Agreement

This Second Amendment (this “Amendment”) to the Purchase Agreement (defined below) is made effective as of July 13, 2012 between Precision Castparts Corp., an Oregon corporation (“U.S. Seller”), Aft Europa Kft., a Hungarian limited liability corporation (“European Seller”, and together with U.S. Seller, the “Sellers”), and Arc Wireless Solutions, Inc., a Delaware corporation (as purchaser, “U.S. Buyer”). Capitalized terms used but not defined in this Amendment has the meaning set forth in the Purchase Agreement.

A.	Sellers and U.S. Buyer are parties to the Purchase Agreement dated April 6, 2012 (the “Purchase Agreement”).

B.	U.S. Buyer did not complete the ARC QMT Closing by June 25, 2012.

C.	The Parties extended the deadline for the ARC QMT Closing until August 6, 2012, however, the Parties require additional time for purposes of regulatory compliance in order to complete the ARC QMT Closing.

D.	The Parties therefore wish to extend the date for the Closing until August 8, 2012.

The Parties therefore agree as follows

1.	Best Efforts. U.S. Buyer shall use its best efforts to satisfy the closing conditions set forth in Section 8.1 of the Purchase Agreement as promptly as possible and shall not take an action or omit to take any action that could be expected to result in non-fulfillment or delay of any closing condition. U.S. Buyer shall comply with the Securities Exchange Act of 1934 and the rules and regulation promulgated thereunder. U.S. Buyer shall file with the Securities and Exchange Commission (“SEC”) its definitive proxy statement no later than July 16, 2012 relating to U.S. Buyer’s 2012 annual stockholders’ meeting.

2.	Amendment to Section 10.1(c). Section 10.1(c) of the Purchase Agreement is amended to replace “June 25, 2012” with “August 8, 2012.”

3.	Transfer Tax. The parties intend that the Transfer Taxes be borne equally as between U.S. Seller and U.S Buyer. For avoidance of doubt, no delay in the Closing Date shall alter this intent, and all provisions for reimbursement and credit shall be adjusted accordingly.

4.	Effect on Agreement. Except as set forth in this Amendment, the remainder of the Purchase Agreement is unmodified and continues in full force and effect.

5.	Counterparts. This Amendment may be executed and delivered in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed is deemed an original, but all of which taken together constitute one and the same agreement. For purposes of this Amendment, facsimile, scanned or digitally transmitted signatures are deemed to be original signatures.

(Signature page follows.)

1

The undersigned executed this Second Amendment to Purchase Agreement effective as of July 13, 2012.

PRECISION CASTPARTS CORP.		AFT EUROPA KFT

By:	/s/ Roger A. Cooke	By:	/s/ Roger A. Cooke
	Roger A. Cooke		Roger A. Cooke, on behalf of the
	Senior Vice President and General Counsel		managing director as power of attorney

ARC WIRELESS SOLUTIONS, INC.

By:	/s/ Theodore Deinard
Name:	Theodore Deinard
Title:	Interim Chief Executive Officer

2